UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

5E ADVANCED MATERIALS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on , 2025

Dear Fellow Stockholders:

On behalf of our Board of Directors (the “Board of Directors”) and management, I am pleased to invite you to the Special Meeting of Stockholders (the “Special Meeting”) of 5E Advanced Materials, Inc. (“5E,” “we,” or the “Company”), which will be held on , 2025, at Pacific time (being AEDT on , 2025). To increase access for all of our stockholders, the Special Meeting will be online and a completely virtual meeting of stockholders. You may attend, vote, and submit questions during the Special Meeting via the live webcast on the Internet at meetnow.global/MLYYWP9. You will not be able to attend the Special Meeting in person, nor will there be any physical location.

We are holding the Special Meeting in connection with a proposed restructuring and recapitalization of our outstanding senior secured convertible promissory notes (the “Notes”), which, among other things, will result in all of our outstanding Notes being exchanged for newly issued shares of our Common Stock, $0.01 par value per share (the “Common Stock”) to the holders of the Notes (the “Noteholders”). This transaction is a crucial step to strengthen and simplify the Company’s balance sheet, support compliance with applicable Nasdaq listing rules and maintain the listing of our Common Stock on Nasdaq, fund our next phase of development, and ultimately construct and operate the proposed commercial-scale facility to produce boric acid. We intend to implement the restructuring and recapitalization through an out-of-court process. If the conditions precedent to the out-of-court process cannot be timely satisfied, including approval by our stockholders of certain proposals at the Special Meeting as described below, we will implement a restructuring through bankruptcy in a Pre-Packaged Chapter 11 Plan. Each of the out-of-court process and the Pre-Packaged Chapter 11 Plan are defined and described in more detail in the enclosed Proxy Statement. We believe that completing the out-of-court process will allow us to advance the stated objectives of the Company and avoid possible disruptions of our business, additional expenses, and other uncertainties that would result from commencing the bankruptcy cases under the Pre-Packaged Chapter 11 Plan. Furthermore, under the Pre-Packaged Chapter 11 Plan, the equity interests of our stockholders will be extinguished in their entirety. Therefore, your vote on the proposals at the Special Meeting is very important.

The Special Meeting will be held for the following purposes:

1.
to approve, for purposes of complying with the Nasdaq Listing Rules and the ASX Listing Rules, and for all other purposes, (a) the issuance of 312,490,076 shares of our Common Stock to the Noteholders upon exchange of all of our outstanding Notes, and (b)(i) the issuance and sale to the Noteholders of $5.0 million of Common Stock at the price per share described in this Proxy Statement and (ii) the issuance to the Noteholders of warrants to purchase up to $20.0 million of Common Stock at the exercise price described in this Proxy Statement (the “Share Issuance Proposal”);
2.
to approve the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan (the “Equity Plan Proposal”);
3.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Graham van’t Hoff; (2) Barry Dick; (3) Bryn Jones; and (4) Curt Hebert in the Company’s 2022 Equity Compensation Plan (the “ASX Director Compensation Proposals”);
4.
to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Share Issuance Proposal, the Equity Plan Proposal or the ASX Director Compensation Proposals (the “Adjournment Proposal”); and
5.
to consider and transact such other business as may properly come before the Special Meeting.

The out-of-court process will be consummated only if the Share Issuance Proposal and the Equity Plan Proposal are approved by our stockholders. The ASX Director Compensation Proposals are each conditioned on approval of the Share Issuance Proposal and the Equity Plan Proposal. The Adjournment Proposal is not conditioned upon the approval of any other Proposal. Each of these Proposals is more fully described in the Proxy Statement, which each stockholder is encouraged to read carefully and in its entirety.

The Company’s Board of Directors recommends that the stockholders vote “FOR” each of the Proposals.

Only stockholders of record at the close of business on , 2025, are entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. Holders of CHESS Depositary Interests (“CDIs”) of the Company at that time will be entitled to receive notice of, and to attend as guests (but not vote at) the Special Meeting. We are committed to ensuring our stockholders have the same rights and opportunities to participate in the Special Meeting as if it had been held in a physical location. As further described in the proxy materials for the Special Meeting, you may attend the Special Meeting via the live webcast on the Internet at meetnow.global/MLYYWP9. You may vote by telephone, Internet, or mail prior to the Special Meeting. While we encourage you to vote in advance of the Special Meeting, you may also vote and submit questions relating to meeting matters during the Special Meeting (subject to time restrictions). To be admitted to the Special Meeting at meetnow.global/MLYYWP9, you must enter the 15-digit control number found on your proxy card. Holders of CDIs wishing to attend the Special Meeting will need to do so as guests.

On or about , 2025, we will begin to mail to certain stockholders this Proxy Statement, and instructions on how to vote online. The Proxy Statement is available at www.edocumentview.com/FEAM.

Hesperia, California	By Order of the Board of Directors,

, 2025	Joshua Malm Chief Financial Officer, Treasurer and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on , 2025.

The Proxy Statement for the Special Meeting is available at www.edocumentview.com/FEAM.

Your vote is very important. You may vote at the virtual meeting or by proxy. Whether or not you plan to virtually attend the Special Meeting, we encourage you to review the proxy materials and submit your proxy or voting instructions as soon as possible. You may vote your proxy by telephone or Internet (instructions are on your proxy card, and voter instruction form, as applicable) or by completing, signing, and mailing the enclosed proxy card in the enclosed envelope.

Holders of CDIs can direct the Depositary Nominee to vote the Common Stock underlying their CDIs at the Special Meeting by completing the CDI Voting Instruction Form.

Page
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS	1
TABLE OF CONTENTS	3
FORWARD-LOOKING STATEMENTS	4
PROXY STATEMENT SUMMARY	5
PROXY STATEMENT	6
QUESTIONS AND ANSWERS	7
BACKGROUND FOR THE SPECIAL MEETING AND PROPOSALS	14
MATTERS TO BE CONSIDERED AT ANNUAL MEETING	17
PROPOSAL ONE – THE SHARE ISSUANCE PROPOSAL	17
PROPOSAL TWO – THE EQUITY PLAN PROPOSAL	19
EXECUTIVE COMPENSATION	27
PROPOSAL THREE – THE ASX DIRECTOR COMPENSATION PROPOSALS	33
PROPOSAL FOUR – THE ADJOURNMENT PROPOSAL	36
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	37
ADDITIONAL INFORMATION	41

APPENDIX A-1 – 5E ADVANCED MATERIALS, INC. AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED JUNE 30, 2024 AND 2023 (AS INCLUDED IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FILED SEPTEMBER 9, 2024)

APPENDIX A-2 – MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE YEARS ENDED JUNE 30, 2024 AND 2023 (AS INCLUDED IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FILED SEPTEMBER 9, 2024)

APPENDIX B-1 – 5E ADVANCED MATERIALS, INC. UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2024 (AS INCLUDED IN THE COMPANY’S QUARTERLY REPORT ON FORM 10-Q FILED NOVEMBER 13, 2024)

APPENDIX B-2 – MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2024 (AS INCLUDED IN THE COMPANY’S QUARTERLY REPORT ON FORM 10-Q FILED NOVEMBER 13, 2024)

APPENDIX C- RESTRUCTURING SUPPORT AGREEMENT
APPENDIX D – AMENDED AND RESTATED 5E ADVANCED MATERIALS, INC. 2022 EQUITY COMPENSATION PLAN

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains various forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this Proxy Statement regarding our business strategy, plans, goal, and objectives are forward-looking statements, including without limitation statements regarding the Company’s ability to consummate the out-of-court process and its intent or ability to regain compliance with any applicable Nasdaq listing requirements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company and management’s beliefs and expectations based on current estimates and projections. While the Company believes these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties, any of which could cause the Company’s actual results, performance, or achievements, or industry results, to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which include, but are not limited to, the risks described in this Proxy Statement under the heading “Background for the Special Meeting and the Proposals,” the risks described in the Company’s Annual Report on Form 10-K for the year ended June 30, 2024, under the heading “Risk Factors,” as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and in other documents filed by the Company with the Securities and Exchange Commission (the “SEC”).

These forward-looking statements speak only as of the date hereof, and except as required by law, the Company undertakes no obligation to correct, update, or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. You are advised, however, to consult any additional disclosures we make in our reports to the SEC. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in such disclosures and in our reports to the SEC.

PROXY STATEMENT SUMMARY

This summary contains highlights about our upcoming Special Meeting of Stockholders. This summary does not contain all of the information that you may wish to consider in advance of the meeting, and we encourage you to read the entire Proxy Statement before voting.

Special Meeting of Stockholders

Date and Time:	, 2025, at Pacific time (being AEDT on , 2025)

Location*:	Live webcast on the Internet at meetnow.global/MLYYWP9

Record Date:	, 2025

* Our Special Meeting will be conducted via live webcast. You may attend, ask questions relating to meeting matters, and vote during the Special Meeting via the live webcast on the Internet at the link above (subject to time restrictions). You will not be able to attend the Special Meeting in person. There will be no physical location for stockholders to attend.

Voting Matters and Board Recommendations

Proposal	Matter	Board Recommendation
1

Approval, for purposes of complying with the Nasdaq Listing Rules and the ASX Listing Rules, and for all other purposes, (a) the issuance of 312,490,076 shares of our Common Stock to the Noteholders upon exchange of all of our outstanding Notes, and (b)(i) the issuance and sale to the Noteholders of $5.0 million of Common Stock at the price per share described in this Proxy Statement and (ii) the issuance to the Noteholders of warrants to purchase up to $20.0 million of Common Stock at the exercise price described in this Proxy Statement (the “Share Issuance Proposal”);

FOR
2	Approval of the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan (the “Equity Plan Proposal”); and	FOR
3

Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Graham van’t Hoff; (2) Barry Dick; (3) Bryn Jones; and (4) Curt Hebert in the Company’s 2022 Equity Compensation Plan (the “ASX Director Compensation Proposals”);

FOR each person’s participation
4

Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Share Issuance Proposal, the Equity Plan Proposal or the ASX Director Compensation Proposals (the “Adjournment Proposal”).

FOR

9329 Mariposa Road, Suite 210

Hesperia, CA 92344

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

, 2025

This Proxy Statement is being furnished to the stockholders of 5E Advanced Materials, Inc. (the “Company” or “5E Materials”) in connection with the solicitation of proxies for the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on , 2025, at Pacific time (being AEDT on , 2025), or at any adjournment or postponement thereof, for the purposes set forth herein. The Special Meeting will be held via live webcast on the Internet at meetnow.global/MLYYWP9. This solicitation is being made by the board of directors of the Company (the “Board of Directors” or the “Board”). You will be able to vote and submit questions online through the virtual-meeting platform during the Special Meeting. Holders of CHESS Depositary Interests (“CDIs”) of the Company will be entitled to receive notice of, and to attend as guests (but not vote at) the Special Meeting.

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS

Why am I receiving these materials?

We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Special Meeting. This Proxy Statement summarizes the information you need to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares.

As discussed in greater detail below, we are calling a Special Meeting of our stockholders to approve the Share Issuance Proposal, the Equity Plan Proposal, the ASX Director Compensation Proposals and, if necessary, the Adjournment Proposal. The out-of-court restructuring and recapitalization process cannot be consummated unless our stockholders approve the Share Issuance Proposal and the Equity Plan Proposal.

How can I attend the Special Meeting?

Stockholders of record at the close of business on , 2025 (the “Record Date”) (or their duly appointed proxy holder) may attend, vote, and submit questions virtually during the Special Meeting by logging in at meetnow.global/MLYYWP9. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card. If you are not a stockholder or do not have a control number (including holders of CDIs), you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting. The meeting will begin promptly at Pacific time on , 2025 (being AEDT on , 2025). We encourage you to access the meeting prior to the start time. Online access will open at Pacific time (being AEDT) and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording of the meeting will be available at meetnow.global/MLYYWP9 for 90 days after the meeting.

Holders of CDIs will be entitled to receive notice of, and to attend as guests (but not vote at) the Special Meeting.

Can I ask questions at the virtual Special Meeting?

Only registered stockholders as of the Record Date who have accessed our virtual Special Meeting as a stockholder (rather than as a “guest”) will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. We also encourage you to submit questions in advance of the meeting until 11:59 p.m. Eastern time the day before the Special Meeting by going to meetnow.global/MLYYWP9 and logging in with your control number. During the meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the number and types of questions that will not be accepted, will be posted on the Special Meeting website. To ensure the orderly conduct of the Special Meeting, we encourage you to submit questions in advance. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the meeting.

What if I have technical difficulties or trouble accessing the virtual Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page: meetnow.global/MLYYWP9.

What proposals will be voted on at the Special Meeting?

Stockholders will vote on four (4) proposals at the Special Meeting:

1.
a proposal to approve, for purposes of complying with the Nasdaq Listing Rules and the ASX Listing Rules, and for all other purposes, (a) the issuance of 312,490,076 shares of our Common Stock to the Noteholders upon exchange of all of our outstanding Notes, and (b)(i) the issuance and sale to the Noteholders of $5.0 million of Common Stock at the price per share described in this Proxy Statement and (ii) the issuance to the Noteholders of warrants to purchase up to $20.0 million of Common Stock at the exercise price described in this Proxy Statement (the “Share Issuance Proposal”);

2.
a proposal to approve the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan (the “Equity Plan Proposal”);
3.
a proposal to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by each of (1) Graham van’t Hoff; (2) Barry Dick; (3) Bryn Jones; and (4) Curt Hebert in the Company’s 2022 Equity Compensation Plan (the “ASX Director Compensation Proposals”); and
4.
a proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Share Issuance Proposal, the Equity Plan Proposal or the ASX Director Compensation Proposals (the “Adjournment Proposal”).

We will also consider other business, if any, that properly comes before the Special Meeting.

What happens if either the Share Issuance Proposal or the Equity Plan Proposal is not approved?

The out-of-court restructuring and recapitalization will be consummated only if both the Share Issuance Proposal and the Equity Plan Proposal are approved by our stockholders. If either the Share Issuance Approval or the Equity Plan Proposal is not approved, the Company will commence bankruptcy proceedings under chapter 11 of title 11 of the United States Code and seek confirmation of the prepackaged plan as described in more detail below. In such event, the out-of-court restructuring and recapitalization would not be completed, and the equity interests of our stockholders will be extinguished.

Are the proposals conditioned on one another?

The Share Issuance Proposal and the Equity Plan Proposal are conditioned on the approval and adoption of each other. The ASX Director Compensation Proposals are each conditioned on approval of the Share Issuance Proposal and the Equity Plan Proposal. The Adjournment Proposal is not conditioned upon the approval of any other proposal.

What happens if other business not discussed in this Proxy Statement comes before the meeting?

The Company does not know of any business to be presented at the Special Meeting other than the proposals discussed in this Proxy Statement. If other business properly comes before the meeting under our Amended and Restated Certificate of Incorporation (the “Charter”), Second Amended and Restated Bylaws (the “Bylaws”), and rules established by the SEC, the proxies will use their discretion in casting all the votes that they are entitled to cast.

How does the Board recommend that stockholders vote on the proposals?

Our Board recommends that stockholders vote:

•
“FOR” the approval of the Share Issuance Proposal;
•
“FOR” the approval of the Equity Plan Proposal;
•
“FOR” the approval of each of the ASX Director Compensation Proposals; and
•
“FOR” the Adjournment Proposal.

Who is entitled to vote?

As of the Record Date, shares of Common Stock were outstanding. Only holders of record of our Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our Common Stock held by such stockholder on the Record Date. No cumulative voting rights are authorized. Each CDI holder is entitled to direct CHESS Depositary Nominees Pty Ltd, as depositary nominee (the “Depositary Nominee”) to vote one vote for every 10 CDIs held by such holder on the Record Date.

What does it mean to be a holder of CDIs?

CDIs are issued by the Company through the Depositary Nominee and traded on the Australian Securities Exchange. If you own CDIs, then you are the beneficial owner of one share of Common Stock for every 10 CDIs that you own. The Depositary Nominee, or its custodian, is considered the stockholder of record for the purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct the Depositary Nominee, or its custodian, as to how to vote the shares of Common Stock underlying your CDIs. As a beneficial owner, you are invited to attend the Special Meeting. However, because you are not a stockholder, if you personally want to vote the shares of Common Stock underlying your CDIs at the Special Meeting, you must inform the Depositary Nominee via the CDI Voting Instruction Form that you wish to nominate yourself (or another person) to be appointed as the Depositary Nominee’s proxy for the purposes of virtually attending and voting at the Special Meeting.

Under the rules governing CDIs, the Depositary Nominee is not permitted to vote on your behalf on any matter to be considered at the Special Meeting unless you specifically instruct the Depositary Nominee how to vote. We encourage you to communicate your voting instructions to the Depositary Nominee in advance of the Special Meeting to ensure that your vote will be counted by completing the CDI Voting Instruction Form and returning it in accordance with the instructions specified on that form.

How do I vote in advance of the Special Meeting?

If you are a holder of record of shares of Common Stock of the Company, you may direct your vote without attending the Special Meeting by following the instructions on the proxy card to vote by Internet or by telephone, or by signing, dating, and mailing a proxy card.

If you hold your shares in street name via a broker, bank, or other nominee, you may direct your vote without attending the Special Meeting by signing, dating, and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank, or other nominee for further details.

How do I vote during the Special Meeting?

Shares held directly in your name as the stockholder of record may be voted if you are attending the Special Meeting by entering the 15-digit control number found on your proxy card when you log in to the meeting at meetnow.global/MLYYWP9.

Shares held in street name through a brokerage account or by a broker, bank, or other nominee may only be voted at the Special Meeting by submitting voting instructions to your bank, broker or other nominee or by presenting a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

Even if you plan to attend the Special Meeting, we recommend that you vote in advance, as described above under “How do I vote in advance of the Special Meeting?” so that your vote will be counted if you are unable to attend the Special Meeting.

How do I vote if I hold CDIs?

Each CDI holder is entitled to direct the Depositary Nominee to vote one vote for every 10 CDIs held by such holder on the Record Date. Persons holding CDIs are entitled to receive notice of and to attend the Special Meeting as guests. Holders of CDIs may direct the Depositary Nominee to vote their underlying shares of Common Stock at the Special Meeting by completing and returning the CDI Voting Instruction Form to Computershare Australia, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes must be received by Computershare Australia by no later than Pacific time on , 2025 (being AEDT on , 2025) in accordance with the instructions on the CDI Voting Instruction Form.

Can I change my vote or revoke my proxy or CDI Voting Instruction Form?

You may change your vote or revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

•
delivering to the attention of the Secretary at the address on the first page of this Proxy Statement a written notice of revocation of your proxy;
•
delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
•
attending the Special Meeting and voting electronically, as indicated above under “How do I vote during the Special Meeting?”, but note that attendance at the Special Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee. Please note that if your shares are held of record by a bank, broker, or other nominee and you decide to attend and vote at the Special Meeting, your vote at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker, or other nominee).

If you are a holder of CDIs and you direct the Depositary Nominee to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Computershare Australia a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by no later than Pacific time on , 2025 (being AEDT on , 2025).

What is a broker non-vote?

Brokers, banks, or other nominees holding shares on behalf of a beneficial owner (other than the Depositary Nominee) may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. Each Proposal to be voted on at the Special Meeting is a non-routine matter. Therefore, if you hold your shares in “street name,” you must instruct your broker how to vote for the proposals in order for your shares to be voted at the Special Meeting.

A broker non-vote occurs when a broker, bank, or other nominee does not vote on a non-routine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. The effect of broker non-votes on each of the proposals is described below.

What constitutes a quorum?

The presence at the Special Meeting, either in person or by proxy, of holders of one-third in voting power of the shares of the Company entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted as present for the purpose of determining whether there is a quorum at the Special Meeting. Your shares are counted as being present if you participate virtually at the Special Meeting and cast your vote online during the meeting prior to the closing of the polls by visiting meetnow.global/MLYYWP9, or if you vote by proxy via the Internet, by telephone, or by returning a properly executed and dated proxy card or voting instruction form by mail.

What vote is required to approve each matter to be considered at the Special Meeting?

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-votes	Effect of Abstentions
1

Approval, for purposes of complying with the Nasdaq Listing Rules and the ASX Listing Rules, and for all other purposes, (a) the issuance of 312,490,076 shares of our Common Stock to the Noteholders upon exchange of all of our outstanding Notes, and (b)(i) the issuance and sale to the Noteholders of $5.0 million of Common Stock at the price per share described in this Proxy Statement and (ii) the issuance to the Noteholders of warrants to purchase up to $20.0 million of Common Stock at the exercise price described in this Proxy Statement (the “Share Issuance Proposal”).

		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
2	Approval of the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan (the “Equity Plan Proposal”).	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
3

Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Graham van’t Hoff; (2) Barry Dick; (3) Bryn Jones; and (4) Curt Hebert in the Company’s 2022 Equity Compensation Plan (each as a separate resolution) (the “ASX Director Compensation Proposals”).

		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
4

Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Share Issuance Proposal, the Equity Plan Proposal or the ASX Director Compensation Proposals (the “Adjournment Proposal”).

		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against

Proposal One: the Share Issuance Proposal.

This Proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against the Share Issuance Proposal, and broker non-votes will have no effect on the Share Issuance Proposal.

Proposal Two: the Equity Plan Proposal.

This Proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against the Equity Plan Proposal, and broker non-votes will have no effect on the Equity Plan Proposal.

Proposal Three: the ASX Director Compensation Proposals.

This Proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against the ASX Director Compensation Proposals, and broker non-votes will have no effect on the ASX Director Compensation Proposals. A voting exclusion applies in respect of the proposal as noted below.

Proposal Four: the Adjournment Proposal.

This Proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against the Adjournment Proposal, and broker non-votes will have no effect on the Adjournment Proposal.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of the ASX Director Compensation Proposals by or on behalf of each of the directors, any of their associates, or any other person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3, who are eligible to participate in the Company’s 2022 Equity Compensation Plan.

However, the Company need not disregard a vote cast in favor of the above ASX Director Compensation Proposals by:

•
a person as proxy or attorney for a person who is entitled to vote on the ASX Director Compensation Proposals, in accordance with directions given to the proxy or attorney to vote on the ASX Director Compensation Proposals in that way;
•
the chair of the Special Meeting as proxy or attorney for a person who is entitled to vote on the ASX Director Compensation Proposals, in accordance with a direction given to the chair to vote on the ASX Director Compensation Proposals as the chair decides; or
•
a holder acting solely in a nominee, trustee or custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
o
the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the ASX Director Compensation Proposals; and
o
the holder votes on the ASX Director Compensation Proposals in accordance with directions given by the beneficiary to the holder to vote in that way.

What is the deadline for submitting a proxy or CDI Voting Instruction Form?

To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on , 2025, and proxies submitted by mail should be received by the close of business on , 2025.

CDI Voting Instruction Forms must be received by Computershare Australia by no later than Pacific time on , 2025 (being AEDT on , 2025) in accordance with the instructions on the CDI Voting Instruction Form.

What does it mean if I receive more than one proxy card or CDI Voting Instruction Form?

If you hold your shares or CDIs in more than one account, you will receive one proxy card or CDI Voting Instruction Form for each account (as applicable). To ensure that all of your shares or CDIs are voted, please complete, sign, date, and return one proxy card or CDI Voting Instruction Form for each account or use the proxy card for each account to vote by Internet or by telephone.

How will my shares be voted if I return a blank proxy card or a blank CDI Voting Instruction Form?

If you are a holder of record of our Common Stock and you sign and return a proxy card or CDI Voting Instruction Form or otherwise submit a proxy without giving specific voting instructions, your shares will be voted:

•
“FOR” the approval of the Share Issuance Proposal;
•
“FOR” the approval of the Equity Plan Proposal;
•
“FOR” the approval of each of the ASX Director Compensation Proposals; and
•
“FOR” the approval of the Adjournment Proposal.

If you hold your shares in street name via a broker, bank, or other nominee and do not provide the broker, bank, or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:

•
will be counted as present for purposes of establishing a quorum; and
•
will not be counted in connection with the other proposals or any other non-routine matters that are properly presented at the Special Meeting. For each of these proposals, your shares will be treated as “broker non-votes.”

Our Board knows of no matter to be presented at the Special Meeting other than the proposals specifically identified in this Proxy Statement. If any other matters properly come before the Special Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

Who is making this solicitation and who will pay the expenses?

This proxy solicitation is being made on behalf of our Board. The Company will pay the cost of soliciting proxies for the Special Meeting. In addition to solicitation by mail, our employees may solicit proxies personally or by telephone or facsimile, but they will not receive additional compensation for these services. Arrangements may be made with brokerage houses, custodians, nominees, and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses.

A list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders for any purpose germane to the meeting for 10 business days prior to the Special Meeting, at 5E Advanced Materials, Inc., 9329 Mariposa Road, Suite 210, Hesperia, CA 92344 between the hours of 9:00 a.m. and 5:00 p.m. Pacific time. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at meetnow.global/MLYYWP9. You will need the control number included on your proxy card, or voting instruction form, or otherwise provided by your bank, broker, or other nominee.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the Securities and Exchange Commission (the “SEC”) called “householding.” Under this procedure, we send only one set of proxy materials to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.

If your shares are held beneficially and you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

How can I find out the results of the voting at the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on ASX immediately following the Special Meeting and on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting.

Whom can I contact for further information?

You may request additional copies, without charge, of this Proxy Statement and other proxy materials or ask questions about the Special Meeting, the proposals, or the procedures for voting your shares by writing to our Corporate Secretary at 9329 Mariposa Road, Suite 210, Hesperia, California 92344.

When are stockholder proposals due for our 2025 Annual Meeting of stockholders?

Rule 14a-8 Shareholder Proposals. Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act") must submit the proposal to our executive offices at 9329 Mariposa Road, Suite 210, Hesperia, California 92344 in writing not later than August 28, 2025.

Proxy Access. Under our Bylaws, if you wish to nominate a director through proxy access, you must give timely written notice to our Secretary at the principal executive offices of the Company. To be timely, notice must be delivered to the Secretary not later than 120 days nor more than 150 days prior to the first anniversary of the date that our definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting of stockholders. For the 2025 Annual Meeting of Stockholders, written notice must be received by the Secretary between the close of business on August 24, 2025, and the close of business on September 23, 2025. In the event that the 2025 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice must be delivered to the Secretary not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of (i) the 120th day prior to such annual meeting or (ii) the 10th day following the day on which public disclosure of the date of such annual meeting is first made by us. Such notices must comply with the procedural and content requirements of our Bylaws, a copy of which is available upon request to our Secretary.

Proposals or Director Nominees (other than through Proxy Access). Stockholders intending to present a proposal of business at the 2025 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the stockholder of record deliver their intent to present such proposal or nomination to the Secretary at the principal executive offices of the Company (A) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting, if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting, and (B) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting and the close of business on the 10th day following the first date of public disclosure of the date of such meeting. For the 2025 Annual Meeting of Stockholders, the Secretary must receive notice of such a proposal or nomination no earlier than the close of business on September 23, 2025 and no later than the close of business on October 23, 2025. The notice must contain the information required by our Bylaws, a copy of which is available upon request to our Secretary.

SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with the above deadlines and, in certain other cases notwithstanding the stockholder’s compliance with these deadlines.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19(b) of the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In connection with our solicitation of proxies for our 2025 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

Note on Proposed Reverse Stock Split

The information set forth in this Proxy Statement does not reflect adjustments for the Company’s proposed reverse stock split of its Common Stock, as disclosed in the Company’s definitive proxy statement filed with the SEC on December 26, 2024 in connection with the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting Proxy Statement”). The reverse stock split has been approved by the Company’s stockholders but has not yet been implemented. Our Board has authority to effect a reverse stock split at a ratio ranging from any whole number between 1-for-10 and 1-for-25. In the event the reverse stock split becomes effective, all share and CDI amounts, including shares outstanding or reserved for issuance under outstanding options, warrants and other derivative securities included in this Proxy Statement, (but not the number of authorized shares of Common Stock) and per share data will be proportionately adjusted to reflect the reverse stock split. See Proposal Seven “Approval of amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split” contained in the Annual Meeting Proxy Statement for more information.

BACKGROUND FOR THE SPECIAL MEETING AND THE PROPOSALS

We are sending this Proxy Statement to you in connection with a proposed restructuring and recapitalization of our outstanding senior secured convertible promissory notes (the “Notes”) issued pursuant to our Amended and Restated Note Purchase Agreement, dated as of January 18, 2024 (as amended, the “Note Purchase Agreement”), by and among us, certain of our subsidiaries, BEP Special Situations IV LLC (“Bluescape”), Meridian Investments Corporation (“Meridian”), Ascend Global Investment Fund SPC for and on behalf of Strategic SP (together with Meridian, “Ascend”, and Bluescape and Ascend being referred to as the “Noteholders”), and Alter Domus (US) LLC, as collateral agent. This transaction is a crucial step to strengthen and simplify our balance sheet, support compliance with applicable Nasdaq listing rules and maintain the listing of our Common Stock on Nasdaq, fund our next phase of development, and ultimately construct and operate the proposed commercial-scale facility to produce boric acid.

Summary

On January 14, 2025, we entered into a restructuring support agreement (the “Restructuring Support Agreement”), with the Noteholders. The Restructuring Support Agreement is attached hereto as Appendix C. Pursuant to the terms of the Restructuring Support Agreement, we will implement the restructuring through either:

(i)
an out-of-court restructuring and recapitalization transaction (the “out-of-court process”); or
(ii)
to the extent the conditions precedent to consummating the out-of-court process cannot be timely satisfied, including approval of the Share Issuance Proposal and the Equity Plan Proposal, then as voluntary pre-packaged cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code to be filed in a United States Bankruptcy Court of competent jurisdiction pursuant to a pre-packaged plan of reorganization (the “Pre-Packaged Chapter 11 Plan”).

The proposed out-of-court process is comprised of, but not limited to, the following:

•
pursuant to an exchange agreement dated January 14, 2025 between us and the Noteholders that is attached as an exhibit to the Restructuring Support Agreement (the “Exchange Agreement”), the issuance of 312,490,076 shares of our Common Stock to the Noteholders upon exchange of all of the outstanding Notes (the “Exchange”);
•
pursuant to a securities subscription agreement dated January 14, 2025 between us and the Noteholders that is attached as an exhibit to the Restructuring Support Agreement (the “Subscription Agreement”), the issuance and sale by us of $5.0 million of Common Stock to the Noteholders at a price per share equal to the lesser of (a) $0.2920 per share (as adjusted for stock splits at the price per share described in this Proxy Statement) and (b) the volume weighted average price for the Common Stock on the five consecutive trading days immediately following the date of the Exchange (the “Subscription Price”);
•
pursuant to the Subscription Agreement, the issuance by us to the Noteholders of warrants (the “Warrants”) to purchase a number of shares of Common Stock represented by up to $20.0 million divided by the Subscription Price, at a price per share equal to the Subscription Price; the Warrants will be exercisable at any time after the Exchange and expire on the one-year anniversary of the Exchange; and
•
pursuant to an amended and restated investor and registration rights agreement dated January 14, 2025 between us and the Noteholders that is attached as an exhibit to the Restructuring Support Agreement (the “Registration Rights Agreement”), following the consummation of the out-of-court process, Ascend and Bluescape shall each have the right to designate two directors to serve on our Board for so long as such party beneficially owns 25% of our Common Stock and each have the right to designate one director to serve on our Board for so long as such party beneficially owns 10% of our Common Stock.

Board Designation Rights

If the out-of-court process is implemented, we expect Paul Weibel will resign from our Board, Bluescape will designate Graham van’t Hoff to continue to serve as one of its designees on our Board and Curt Hebert for appointment to our Board, and Ascend will designate Barry Dick and Bryn Jones to continue to serve on our Board as its designees.

Proposed Increase to Authorized Shares Under Equity Plan

As part of the proposed out-of-court process, we are seeking approval from our stockholders to increase the number of shares authorized under the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan (the “Equity Plan”) by 14,000,000 shares of our Common Stock. See “Proposal Two – The Equity Plan Proposal”. This increase is contemplated by the terms of the Restructuring Support Agreement, and we believe is critical to retain critical employees and executives following the successful implementation of the out-of-court process and to position us to progress to the Final Investment Decisions after the completion of commercial engineering.

Compliance with Nasdaq Listing Rules

As previously disclosed, on November 20, 2024, we received written notice from Nasdaq that we were not in compliance with the minimum stockholders’ equity requirement set forth in Nasdaq Listing Rule 5450(b)(1), which requires companies listed on the Nasdaq Global Select Market to maintain a minimum of $10.0 million in stockholders’ equity for continued listing (the “Stockholders’ Equity Rule”). We reported stockholders’ equity of $2.1 million as of September 30, 2024 in our Quarterly Report on Form 10-Q for the period ended September 30, 2024. As of September 30, 2024, we had $81.1 million in aggregate principal amount of Notes outstanding, which was recorded as a liability in long-term debt, net on our balance sheet.

We submitted a compliance plan on January 6, 2025 outlining our plan to regain compliance with the Stockholders’ Equity Rule, which was approved by Nasdaq on January 10, 2025. Nasdaq has provided us with an extension to May 19, 2025 to evidence compliance with the Stockholders’ Equity Rule.

We believe the successful completion of the out-of-court process is critical to regaining compliance with the Stockholders’ Equity Rule. If the out-of-court process, including the Exchange had taken place as of September 30, 2024, we estimate our stockholders’ equity as of September 30, 2024 would have been greater than $10 million, which would be compliant with the Stockholders’ Equity Rule.

In addition to the Stockholders’ Equity Rule, as previously disclosed, we previously received written notice from Nasdaq that, for a period of at least 30 consecutive business days, the closing bid price of the Common Stock was below the $1.00 per share minimum bid price requirement for continued inclusion on The Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). On January 21, 2025, our stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio ranging from any whole number between 1-for-10 and 1-for-25, as determined by our Board. The reverse stock split has not yet been effected by us, but we intend to do so as needed in order to regain compliance with the Minimum Bid Price Requirement prior to the deadline of March 11, 2025.

There can be no assurances that the proposed reverse stock split or the successful implementation of the out-of-court process will result in us regaining compliance with the Minimum Bid Price Requirement or the Stockholders’ Equity Rule or that we will remain in compliance with other applicable Nasdaq listing standards.

Effect on Existing Stockholders

Based on share information as of January 23, 2025, the Notes are currently convertible into an aggregate of 72,605,008 shares of Common Stock. If the out-of-court process is implemented, Ascend and Bluescape will hold the largest number of our outstanding shares. The following table outlines our capital structure based on share information as of January 23, 2025 and assuming the Share Issuance Proposal is approved, the out-of-court process is implemented, and that the Subscription Price is $0.2920 per share.

	Number of Shares	Percentage
Issued and outstanding (as of January 23, 2025)	68,890,725	17.3%
To be issued to Noteholders in out-of-court process	329,613,361	82.7%
Total	398,504,086	100.0%

Issuable under outstanding warrants	10,666,666
Issuable under outstanding equity awards	3,852,180
Issuable under Warrants to be issued to Noteholders in out-of-court process	68,493,149
Authorized but unissued under 2022 Equity Compensation Plan	4,801,833
Proposed to be authorized by the Equity Plan Proposal	14,000,000

Assuming all shares described as reserved for issuance in the table above are issued, the shares outstanding as of January 23, 2025 would constitute 13.8% of our outstanding shares. The shares of Common Stock that would be issued to the Noteholders upon consummation of the out-of-court process will have the same rights and privileges as all other shares of our Common Stock. Pursuant to our Charter, holder of shares of our Common Stock are entitled to one vote for each share held by such holder. Subject to the rights of holders of any series of outstanding preferred stock, holders of shares of our Common Stock have equal rights of participation in the dividends and other distributions in cash, stock or property of the Company when, as and if declared thereon by our Board from time to time out of assets or funds legally available therefor and have equal rights to receive the assets and funds of the Company available for distribution to stockholders in the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary.

However, if our stockholders do not approve the Share Issuance Proposal or the Equity Plan Proposal at the Special Meeting, then we will commence the Chapter 11 Cases and seek approval to implement the Pre-Packaged Chapter 11 Plan. Under the Pre-Packaged Chapter 11 Plan, the equity interests of our stockholders will be extinguished in their entirety.

Our Board of Directors unanimously recommends that you vote “FOR” each of the FOUR Proposals. If THE SHARE ISSUANCE PROPOSAL or thE equity plan proposal IS not approved by OUR stockholders, we will implement the Pre-Packaged Chapter 11 Plan. YOUR VOTE IS IMPORTANT.

We believe that completing the out-of-court process will allow us to strengthen and simplify our balance sheet, support compliance with applicable Nasdaq listing rules and maintain the listing of our Common Stock on Nasdaq, fund our next phase of development, and ultimately construct and operate the proposed commercial-scale facility to produce boric acid, and avoid possible disruptions of our business, additional expenses, and other uncertainties that would result from commencing the Chapter 11 Cases.

The Chapter 11 Cases, even if completed in a timely manner, could have a material adverse effect on our business. Among other things, it is possible that the Chapter 11 Cases could adversely affect our relationships with our key vendors and other third parties. If we cannot maintain such relationships, our viability as a going concern will be threatened. In addition, a bankruptcy proceeding will (i) involve additional expenses, (ii) divert the attention of our management team from the operation of our business, and (iii) likely delay completion of the restructuring transactions contemplated herein.

The foregoing description of the Restructuring Support Agreement, the Exchange Agreement, the Subscription Agreement, the Registration Rights Agreement, the Warrants, the out-of-court process, the Pre-Packaged Chapter 11 Plan, and the other transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Restructuring Support Agreement and its exhibits attached hereto as Appendix C.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL ONE — THE SHARE ISSUANCE PROPOSAL

TO APPROVE, FOR PURPOSES OF COMPLYING WITH THE NASDAQ LISTING RULES AND THE ASX LISTING RULES, AND FOR ALL OTHER PURPOSES, (a) THE ISSUANCE OF SHARES OF OUR COMMON STOCK TO THE NOTEHOLDERS UPON EXCHANGE OF ALL OF OUR OUTSTANDING NOTES, AND (b)(i) the issuance and sale to the Noteholders of $5.0 million of Common Stock at the price per share described BELOW and (ii) the issuance to the Noteholders of warrants to purchase UP TO $20.0 million of Common Stock at the exercise price described BELOW

As part of the out-of-court process, we will issue the following securities, subject to our stockholders approving this Proposal:

•
pursuant to the Exchange Agreement, the issuance of 312,490,076 shares of our Common Stock to the Noteholders in the Exchange;
•
pursuant to the Subscription Agreement, the issuance and sale by us of $5.0 million of Common Stock to the Noteholders at a price per share equal to the Subscription Price; and
•
pursuant to the Subscription Agreement, the issuance by us to the Noteholders of the Warrants to purchase a number of shares of Common Stock represented by up to $20.0 million divided by the Subscription Price, at a price per share equal to the Subscription Price.

If this Proposal and the Equity Plan Proposal are approved by our stockholders and each of the other conditions in the Restructuring Support Agreement is either satisfied or waived as provided for therein, the transactions contemplated by the Exchange Agreement, the Subscription Agreement and the Registration Rights Agreement will occur.

Our Common Stock is listed on the Nasdaq Global Select Market and our CDIs are listed on the ASX, and, as such, we are subject to Nasdaq Listing Rules, including Nasdaq Listing Rule 5635, and the ASX Listing Rules.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

The issuance of shares pursuant to the Exchange Agreement and the Subscription Agreement may also constitute a change of control for purposes of Nasdaq Listing Rule 5635(b). In light of Nasdaq Listing Rule 5635, no securities will be issued pursuant to the Exchange Agreement or the Subscription Agreement unless we obtain approval of our stockholders.

The Company has sought and received a waiver from ASX Listing Rule 7.1 on an ongoing basis to permit the Company to issue securities without security holder approval under ASX Listing Rule 7.1, subject to certain conditions. Accordingly, in reliance on this waver, the Company does not intend to seek approval for this proposal for the purposes of ASX Listing Rule 7.1.

No Preemptive Rights

Our stockholders do not have a preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

Consequences of Not Approving this Proposal

If this Proposal is not approved, the out-of-court process will not be implemented, and instead the Pre-Packaged Chapter 11 Plan (as summarized in the “Background for the Special Meeting and the Proposals” section above) will be implemented and the equity interests of our stockholders will be extinguished.

Required Vote

Approval of this Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against the Share Issuance Proposal. Brokers are not permitted to vote your shares on this Proposal without your specific instructions. Please provide your broker with voting instructions so that your vote can be counted.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF PROPOSAL NO. 1 – THE SHARE ISSUANCE PROPOSAL.

PROPOSAL TWO — THE EQUITY PLAN PROPOSAL

TO APPROVE THE AMENDED AND RESTATED 5E ADVANCED MATERIALS, INC. 2022 EQUITY COMPENSATION PLAN

Introduction

We are asking our stockholders to approve the amendment and restatement of the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan, as most recently amended effective October 31, 2024 (the “Incentive Plan”). The amendment and restatement of the Incentive Plan is referred to herein as the “Amended Plan.” The Amended Plan was adopted by our Board on January 24, 2025, subject to stockholder approval of the Amended Plan, and further subject to stockholder approval of the Share Issuance Proposal to effect the out-of-court process. If this Equity Plan Proposal and the Share Issuance Proposal are approved by our stockholders, the Amended Plan will become effective as of the date the Special Meeting (the “Amended Plan Effective Date”). Any grants made under the Amended Plan will be made only after the completion of the out-of-court process. The Board recommends that you vote “FOR” the approval of the Amended Plan.

The proposed amendment and restatement would make the following material changes to the Incentive Plan:

•
Increase the Share Reserve. We are asking our stockholders to approve an increase of 14,000,000 in the number of shares of our Common Stock available for issuance under the Amended Plan over the existing share reserve under the Incentive Plan. As of January 23, 2025, awards covering a total of 2,185,515 shares were subject to outstanding awards under the Incentive Plan (with performance awards counted assuming “target” performance) and 4,801,833 shares remained available for future grants under the Incentive Plan (with performance awards counted assuming “target” performance).

Based on our 2024 equity granting practices, projections for future equity grants, and expectations around new hires we expect that the requested share pool will allow us to grant equity awards to our employees and members of the Board of Directors for the next 1 to 2 years.

The proposed increase in shares available for issuance under the Amended Plan (over the existing share reserve under the Incentive Plan) has been reviewed and approved by our Board. In the process, the Board determined that the existing number of shares available for issuance under the Incentive Plan was insufficient to meet our needs to provide long-term incentive grants on an ongoing and regular basis to motivate, reward and retain key employees who the Board believes will be critical for creating stockholder value. The increase will enable us to continue our policy of equity ownership by employees and directors as an incentive to contribute to our continued success.

•
Updates to Equity Awards Offered. Under the Amended Plan, we may now grant incentive stock options (“ISOs”) to eligible participants and no more than 21,500,000 shares may be issued upon the exercise of ISOs, subject to adjustment for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.” Under the Amended Plan, we may grant ISOs through the tenth anniversary of the date of Board approval of the Amended Plan. Additionally, the Amended Plan was revised to remove the Company’s ability to grant director restricted share units (“DSUs”) after the Amended Plan Effective Date.
•
Increase to Individual Award Limit. The Amended Plan increases the number of shares that may be issued to any individual (when combined with all of our other securities-based arrangements, as applicable) to 3% (increased from 2%) of our outstanding number of issued shares from time to time.

Why Stockholders Should Vote to Approve the Amended Plan

The existing Incentive Plan was adopted by our Board in March 2022, was approved by our stockholders at our 2022 annual meeting of stockholders, held on April 17, 2023, and was recently amended by our Board in October 2024, and such amendment was approved by our stockholders at our 2024 annual meeting of shareholders, held on January 21, 2025.

We do not have any other stock incentive plans pursuant to which equity awards can be granted; however, we previously granted equity awards, which remain outstanding, under the employee share option plan of the Company’s predecessor, ABR (the “ABR Employee Share Option Plan”). We are asking our stockholders to approve the Amended Plan because we believe the availability of an adequate reserve of shares under the Incentive Plan is an integral part of our compensation program, as well as our continued growth and success. If the Amended Plan is not approved, we believe the foregoing goals will be adversely affected.

•
Equity Incentive Awards Are an Important Part of Our Compensation Philosophy. We believe our future success depends on our ability to attract, motivate, and retain high quality talent, and that the ability to continue to provide equity-based incentives is critical to achieving this success as we compete for talent in an industry in which equity compensation is market practice and is expected by many existing personnel and prospective candidates. The Incentive Plan was structured to provide the Company with the necessary flexibility to design long-term incentive programs for our employees that align with our compensation philosophy, and more effectively support the strategic priorities of our organization. By maintaining a long-term incentive plan such as the Incentive Plan, our Compensation Committee will be able to design and implement compensation programs that retain our key employees, compensate those employees based on the performance of the Company and other individual performance factors, align the goals and objectives of our employees with the interests of our stockholders and promote a focus on long-term value creation.
•
We Manage Our Equity Incentive Award Use Carefully. We manage our long-term stockholder dilution and share usage by limiting the number of equity awards granted annually. Our Compensation Committee carefully monitors our equity share usage to ensure that we maximize stockholder value.

Additionally, if this proposal is not approved, the out-of-court process will not be implemented, and instead the Pre-Packaged Chapter 11 Plan (as summarized in the “Background for the Special Meeting and the Proposals” section above) will be implemented and the equity interests of our stockholders will be extinguished.

Information on Equity Compensation Plans as of January 23, 2025

The information included in this Proxy Statement and our 2024 Annual Report on Form 10-K is updated by the following information regarding all existing equity compensation plans as of January 23, 2025 (which consists of the Incentive Plan and the ABR Employee Share Option Plan):

Incentive Plan
Total Number of Shares Subject to Full-Value Awards Outstanding(1)	960,515
Total Number of Shares Subject to Stock Options Outstanding	1,225,000
Weighted Average Remaining Term of Outstanding Options (in years)	4.4
Weighted Average Exercise Price of Outstanding Options(2)	$3.33
Total Number of Shares Available for Grant Under the Incentive Plan(3)	4,801,833
ABR Employee Share Option Plan
Total Number of Shares Subject to Stock Options Outstanding	1,666,665
Weighted Average Remaining Term of Outstanding Options (in years)	0.4
Weighted Average Exercise Price of Outstanding Options	$17.54
Total Number of Shares Available for Grant Under the ABR Employee Share Option Plan(4)	—
Total Number of Shares of Common Stock Outstanding	68,890,725

(1)

Includes restricted share units (“RSUs”), performance share units (“PSUs”), and DSUs. The number of shares subject to full-value awards outstanding reflects PSU awards outstanding based on the achievement of “target” performance goals.

(2)

Represents the weighted-average exercise price of the applicable outstanding options. RSUs, PSUs, and DSUs outstanding under the Incentive Plan vest and convert to shares of Common Stock without the payment of consideration. Therefore, the weighted-average exercise price excludes RSUs, PSUs and DSUs outstanding under the Incentive Plan.

(3)

The Incentive Plan is the only equity plan under which we may currently grant new equity awards. The number of shares remaining available for future grant under the Incentive Plan reflects the number of PSU awards outstanding based on the achievement of “target” performance goals.

(4)	The Incentive Plan is the successor to the ABR Employee Share Option Plan.

Background of Determination of Shares Under the Amended Plan

As mentioned above, in its determination to approve the Amended Plan, the Board was primarily motivated by a desire to ensure the Company has an available pool of shares from which to grant long-term equity-based incentive awards, which the Board believes is an incentive and retention mechanism for our employees, consultants and non-employee directors. The Board considered key factors in making its determination including our historical grant rates, the shares remaining available for issuance under the Incentive Plan, and the potential dilution associated with the Incentive Plan.

This review included a consideration of the following key metrics, factors and philosophies:

•
In fiscal year 2024, we granted equity awards covering 1,156,470 shares of our Common Stock. On average, over the fiscal 2022-2024 period, we granted 1,409,477 shares annually. The amounts include PSUs based on the achievement of “target” performance goals.

•
Our three-year average annual share pool usage over the most recently completed three-fiscal year period (or “burn rate”) was approximately 3.2%, as shown in the following table.

Burn Rate Information	FY 2022	FY 2023	FY 2024	Three-Year Average (FY 2022 – FY 2024)
Stock Options Granted	1,700,000	800,000	575,000	1,025,000
RSUs Granted	19,224	236,639	186,639	147,501
PSUs Granted (at “target”)	19,210	181,443	121,639	107,431
DSUs Granted	29,608	85,836	273,192	129,545
PSUs Earned/Vested	—	—	—	—
Total Awards Granted(1)	1,768,042	1,303,918	1,156,470	1,409,477
Weighted Average Common Shares Outstanding (Basic)	40,807,148	43,842,147	52,522,732	45,724,009
Gross Burn Rate(2)	4.3%	3.0%	2.2%	3.2%

(1)

Includes (A) stock options, RSUs, and DSUs granted and (B) PSUs vested or earned in the applicable year based on actual achievement of performance goals. The number of stock options that were forfeited or expired during FY 2022, FY 2023, and FY 2024 was 476,666, 651,667, and 760,668, respectively. The number of PSUs, RSUs, and DSUs that were forfeited during FY 2022, FY 2023, and FY 2024 was zero, 161,857, and 303,385, respectively.

(2)

Gross burn rate is calculated as (A) the total number of stock-settled equity awards granted during the applicable year (with performance awards counted at “target” levels), divided (B) by the weighted average common shares outstanding for the applicable year.

•
An additional metric that we use to measure the cumulative dilutive impact of our equity-based awards program is fully diluted overhang, which is the sum of (1) the number of shares subject to equity awards outstanding (assuming performance at the “target” performance level), but not exercised or settled and (2) the number of shares available to be granted under our equity compensation plans, divided by the sum of (A) the total common shares outstanding, (B) the number of shares subject to equity awards outstanding but not exercised or settled, and (C) the number of shares available to be granted under our equity compensation plans. Our approximate fully-diluted overhang as of January 23, 2025, was 11.2%. If the Amended Plan had been approved as of such date, our approximate potential overhang, on a fully-diluted basis, would increase by 13.6% to 24.7% and then would decline over time.

If approved by our stockholders, the Amended Plan would increase the aggregate number of shares available for grant by 14,000,000 shares of Common Stock.

If we exhaust the share reserve under the Incentive Plan without approval of the Amended Plan, we would lose an important element of our compensation program that is essential to attract, motivate and retain highly qualified talent, and that aligns the interests of our employees with our stockholders.

In light of the factors described above, the Board believes that the size of the share reserve proposed by the Amended Plan is reasonable and appropriate at this time.

To the extent we grant any awards between January 23, 2025 and the date of this Special Meeting, the available share reserve under the Amended Plan will be reduced from 18,801,833 shares (i.e., the remaining available reserve as of January 23, 2025 (4,801,833 shares, assuming the achievement of outstanding PSUs at “target” performance goals) plus 14,000,000 shares) by the number of shares that we grant during such period.

The Amended Plan Combines Compensation and Governance Best Practices

The Amended Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•
Stockholder approval is required for additional shares. The Amended Plan does not contain an annual “evergreen” provision. The Amended Plan authorizes a fixed number of shares, so that stockholder approval is required to increase the maximum number of shares of our Common Stock which may be issued under the Amended Plan.
•
No discount stock options. All stock options will have an exercise price equal to or greater than the fair market value of our Common Stock on the date the stock option is granted.
•
Repricing and cash buyouts are not allowed. The Amended Plan prohibits the repricing or other exchange of underwater stock options for new awards or cash without prior stockholder approval.

•
Clawback. The Amended Plan provides that all awards will be subject to the Company’s clawback policy (to the extent the policy applies).

Stockholder Approval

As mentioned above, if this Amended Plan is approved, then as of the Amendment Effective Date, an aggregate of 21,500,000 shares will be reserved for issuance pursuant to the Amended Plan, all which may be granted as ISOs pursuant to Section 422 of the Code. In addition, we will be able to grant ISOs until the tenth anniversary of the date of Board approval of the Amended Plan, and the number of shares that may be issued to any individual (when combined with all of our other securities-based arrangements, as applicable) will be increased to 3% (from 2%) of our outstanding number of issued shares from time to time (the “individual award limit”). Approval of the Amended Plan will constitute approval pursuant to the Nasdaq Stock Market stockholder approval requirements applicable to equity compensation plans. Stockholder approval is also required for us to grant stock options that qualify as ISOs, as defined under Section 422 of the Code.

If our stockholders do not approve the Amended Plan pursuant to this Proposal Two, and if the Share Issuance Proposal is not approved pursuant to Proposal One, the additional shares proposed by the Amended Plan will not become available for issuance, we will not be able to grant ISOs, the individual award limit will not be increased to 3% of our outstanding number of issued shares from time to time and the existing Incentive Plan (not as amended and restated by the Amended Plan) will continue in full force and effect, without giving effect to the Amended Plan, and we may continue to grant equity-based awards under the Incentive Plan subject to shares remaining available for grant under the Incentive Plan.

Additionally, if this Proposal is not approved, the out-of-court process will not be implemented, and instead the Pre-Packaged Chapter 11 Plan (as summarized in the “Background for Our Proposals” section above) will be implemented and the equity interests of our stockholders will be extinguished.

Material Terms of the Amended Plan

Summary of the Amended Plan

This section summarizes certain principal features of the Amended Plan. The summary is qualified in its entirety by reference to the complete text of the Amended Plan, which is attached hereto as Appendix D.

Eligibility; Administration

Employees and non-employee directors of our Company or any of its affiliates and consultants, advisers or other persons or entities that can be granted an award that is eligible to be registered on a Form S-8 Registration Statement will be eligible to receive awards under the Amended Plan. Approximately 39 employees, 3 non-employee directors (provided, that, subject to the implementation of the out-of-court process and the appointment of Curt Hebert, 4 non-employee directors will be eligible to receive awards under the Amended Plan), and 1 consultant is eligible to receive awards under the Amended Plan. The Amended Plan will be administered by the Board or, to the extent it has delegated its authority under the Amended Plan, the Compensation Committee of the Board (or such other committee of the Board) (the “Plan Administrator”). The Compensation Committee is comprised of “nonemployee directors” for purposes of Rule 16b-3 under the Exchange Act. The Plan Administrator has the power in its discretion to grant awards under the Amended Plan, to designate the eligible participants, to determine the terms and conditions of such awards, to construe and interpret the provisions of the Amended Plan, and to make any other determination and take any other action as it deems necessary or desirable for the administration of the Amended Plan and to protect our interests, among other authority provided under the Amended Plan.

Limitation on Awards and Shares Available

As of January 23, 2025, there were 4,801,833 shares remaining available for grant under the existing Incentive Plan (assuming achievement of outstanding PSUs at “target” performance goals). As described above, if this Proposal Two is approved, and if the Share Issuance Proposal pursuant to Proposal One is approved, then, as of the Amendment Effective Date, the aggregate number of shares reserved for issuance under the Amended Plan will equal 21,500,000 shares of our Common Stock, all of which may be granted as ISOs pursuant to Section 422 of the Code. The shares issued under the Amended Plan may be authorized but unissued shares, shares held in treasury or shares purchased in the open market or by private purchase. Any grants made under the Amended Plan will be made only after the completion of the out-of-court process.

As noted above, while we may continue to grant further awards under the existing Incentive Plan prior to the Special Meeting date, to the extent we do so, the available share reserve under the Amended Plan will be reduced by the number of shares that we grant under the Incentive Plan, if any, between January 23, 2025 and the Special Meeting date.

To the extent that an award is canceled, forfeited, or terminated without issuance of the full number of shares to which the award related, any shares subject to the award will be available for future grant under the Amended Plan. Additionally, shares withheld in payment of the exercise price or tax-related items with respect to awards will be returned to the Amended Plan for future grants of awards. To the extent an award is paid out in cash rather than shares, such cash payment shall not reduce the number of shares available for issuance under the Amended Plan.

Awards granted under the Amended Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which the Company enters into a merger or similar corporate transaction will not reduce the shares authorized for grant under the Amended Plan.

The number of shares that may be issued to any individual under the Amended Plan (when combined with all of our other securities-based arrangements, as applicable) may not exceed 3% (increased from 2% under the existing Incentive Plan of our outstanding number of issued shares from time to time. In addition, under the Amended Plan, the maximum aggregate value of cash compensation and equity-based awards which may be granted to a non-employee director in any fiscal year is $750,000 (calculating the value of any such awards based on the grant-date fair value of such awards for financial-reporting purposes).

•
Awards. The Amended Plan provides for the grant of stock options, including ISOs within the meaning of Section 422 of the Code, and nonqualified stock options (“NSOs”), RSUs, PSUs, performance cash units (PCUs), and other equity-based awards. Certain awards under the Amended Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms. Awards other than cash awards will generally be settled in shares of our Common Stock, but the Plan Administrator may provide for cash settlement of any award. A brief description of each award type follows.
•
Stock Options. The Amended Plan provides for the grant of stock options, including ISOs and NSOs. Stock options provide for the purchase of shares of our Common Stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with stockholder approval or in connection with a change in our capitalization. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the Plan Administrator may apply to stock options, may include continued service, performance and/or other conditions. ISOs generally may be granted only to our employees and employees of our parent or subsidiary corporations, if any. If our stockholders do not approve this Proposal Two, then no ISOs may be granted.
•
RSUs and PSUs. RSUs are contractual promises to deliver shares of our Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying these awards may be deferred under the terms of the award or at the election of the participant, if the Plan Administrator permits such a deferral. PSUs are contractual promises to deliver a number of shares of our Common Stock in the future based on the attainment of specified performance goals, in addition to other conditions that may apply to these awards. Conditions applicable to RSUs and PSUs may be based on continuing service with us or our affiliates, the attainment of performance goals and/or such other conditions as the plan administrator may determine. RSUs and PSUs may be settled in cash, shares, or a combination of cash and shares. The Amended Plan was revised to remove the Company’s ability to grant DSUs after the Amended Plan Effective Date. Outstanding DSUs shall continue to remain subject to the terms and conditions of the existing Incentive Plan.
•
PCUs. PCUs are contractual promises to deliver a specified cash value, as determined by the Plan Administrator, in the future, based on the attainment of specified performance goals, in addition to other conditions that may apply to these awards. Delivery of the consideration underlying the PCUs may be deferred under the terms of the award or at the election of the participant, if the Plan Administrator permits such a deferral. Conditions applicable to PCUs may be based on continuing service with us or our affiliates and/or such other conditions as the Plan Administrator may determine. PCUs may be settled in cash, shares, or a combination of cash and shares.
•
Other Equity-Based Awards. Other equity-based awards under the Amended Plan may be denominated in shares of Common Stock or based upon the value or otherwise related to shares of Common Stock, alone or in tandem with other awards, in such amounts and, dependent on such other conditions as the Plan Administrator shall from time to time in its sole discretion determine.

•
Restriction on Repricing. Absent stockholder approval, neither the Compensation Committee nor our Board has the authority, with or without the consent of the affected holders of stock options, to “reprice” any stock option after the date of its initial grant with a lower exercise price in substitution for the original exercise price, except in connection with a change in our capitalization.
•
Separation from Service. In the event that a participant’s service ceases during the vesting period, any unvested options, RSUs, PSUs, and PCUs held by the participant shall expire and be forfeited immediately; provided, however, that the Plan Administrator shall have the absolute discretion to accelerate the vesting of such awards. In respect of options, except as otherwise provided in an award agreement, vested options must be exercised in accordance with the terms of the Amended Plan by the earlier of the first anniversary date of the termination of service and the expiry date of the option. In respect of PSUs and PCUs, should the Plan Administrator choose to accelerate vesting of PSUs or PCUs, performance-vesting conditions will be waived. In respect of DSUs, all unvested DSUs will automatically vest on the first business day following the date the individual ceases to hold any directorship with us or one of our affiliates.
•
Certain Transactions. In the event of any equity restructuring that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number, class and type of securities available under the Amended Plan shall be adjusted and all outstanding awards shall be adjusted by the Plan Administrator in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Plan Administrator to prevent dilution or enlargement of rights of participants. The effect, if any, of certain transactions described in the Amended Plan constituting a change in control of the Company on any awards outstanding at the time immediately prior to such change in control will be specifically set forth in the corresponding award agreement, or if no such treatment is specified, then such outstanding awards shall be subject to any agreement of purchase, merger, or reorganization that effects such change in control, which agreement shall provide for treatment of such awards.
•
Claw-Back Provisions; Foreign Participants; Transferability; Participant Payments. All awards will be subject to the provisions of the Company’s compensation recovery policy, as such policy may be amended from time to time, that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers on or after October 2, 2023. The Plan Administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant, except by will or by the laws of descent and distribution. With regard to tax withholding, the Plan Administrator may require a recipient to remit and will have the right to deduct or withhold an amount sufficient to satisfy applicable withholding tax requirements with respect to any award granted under the Amended Plan.
•
Amended Plan and Termination. Our Board may amend or terminate the Amended Plan at any time; however, the Company will obtain stockholder approval of any amendment to the extent necessary to comply with applicable law and for any amendment (i) to the aggregate number of shares of Common Stock issuable under the Amended Plan, (ii) to the limitations on shares that may be reserved for issuance, or issued, to insiders, (iii) that would reduce the exercise price of an outstanding option other than pursuant to a declaration of stock dividends of shares or consolidations, sub-divisions or reclassification of shares, or otherwise, and (iv) that would extend the expiry date of any option granted under the Amended Plan. The Amended Plan will remain in effect until terminated by the Board. No awards may be granted under the Amended Plan after its termination. If our stockholders approve this Proposal Two, then after the tenth anniversary of the date of Board approval of the Amended Plan, no ISOs may be granted.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

•
Non-Qualified Stock Options. If a participant is granted nonqualified stock option under the Amended Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Common Stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
•
Incentive Stock Options. A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our Common Stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and e or our subsidiaries or affiliates generally should not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally should not be entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
•
Other Awards. The current federal income tax consequences of other awards authorized under the Amended Plan generally follow certain basic patterns: RSUs, PSUs, PCUs and other stock awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

Section 409A of the Code

Certain types of awards under the Amended Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Amended Plan and awards granted under the Amended Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Plan Administrator, the Amended Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

Future awards that our named executive officers, directors, other executive officers and other employees and consultants may receive under the Amended Plan will be determined in the discretion of our Board or Compensation Committee, and neither our Board nor the Compensation Committee has made any determination to make future grants to any persons under the Amended Plan as of the date of this Special Meeting. Therefore, it is not possible to determine the future benefits that will be received by these participants under the Amended Plan.

Plan Benefits

The table below sets forth summary information concerning the number of shares of our Common Stock subject to equity awards granted to certain persons under the Incentive Plan as of January 23, 2025. The closing per share market value of our stock on January 23, 2025, was $0.475.

Name and Position	Options (#)	RSUs (#)	PSUs (#)(1)
Executive Officers
Paul Weibel, President, Chief Executive Officer	—	74,098	282,797
Joshua Malm, Chief Financial Officer, Treasurer and Corporate Secretary	—	—	—
Susan Brennan, Former President, Chief Executive Officer and Director	400,000	117,925	117,925
All Current Executive Officers as a Group	—	74,098	282,797
All Current Non-Executive Directors as a Group	—	293,545	—
Each Associate of any such Directors, Executive Officers or Nominees	—	—	—
Each Other Person who Received or are to Receive 5% of Such Options or Rights	1,150,000	201,293	231,361
All Employees, Including all Current Officers who are not Executive Officers, as a Group	1,400,000	389,026	327,044

(1)	Based on “target” levels of performance for PSU awards.

Required Vote

Approval of this Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against the Equity Plan Proposal. Brokers are not permitted to vote your shares on this Proposal without your specific instructions. Please provide your broker with voting instructions so that your vote can be counted.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL TWO – THE EQUITY PLAN PROPOSAL.

EXECUTIVE COMPENSATION

Introduction and Named Executive Officers

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table" below. During fiscal year 2024, our named executive officers or “NEOs” were:

Name	Age	Position
Paul Weibel, CPA(1)	40	President, Chief Executive Officer and Director
Joshua Malm, CPA(2)	43	Chief Financial Officer, Treasurer and Corporate Secretary
Susan Brennan(3)	62	Former President, Chief Executive Officer and Director

(1)

On June 3, 2024, the Board appointed Paul Weibel as Chief Executive Officer. Prior to June 3, 2024, Mr. Weibel served as our Chief Financial Officer. Effective January 21, 2025, Mr. Malm succeeded Mr. Weibel in the roles of Treasurer and Corporate Secretary. Mr. Weibel was elected as a member of our Board at the Company’s 2024 Annual Meeting.

(2)

On June 3, 2024, the Board appointed Joshua Malm as Interim Chief Financial Officer. On October 31, 2024, the Board appointed Mr. Malm as Chief Financial Officer. Effective January 21, 2025, Mr. Malm succeeded Mr. Weibel in the roles of Treasurer and Corporate Secretary.

(3)	On June 3, 2024, the Board accepted the resignation of Susan Brennan as President, Chief Executive Officer and as a member of the Board, effective as of June 3, 2024.

Summary Compensation Table

The following table presents summary information regarding compensation earned with respect to the fiscal years ended June 30, 2023 and June 30, 2024, as applicable, by our NEOs.

	Fiscal Year Ended June 30,	Salary ($)		Bonus ($)		Stock Awards(1) ($)	Option Awards ($)	All Other Compensation ($)		Total ($)
Paul Weibel	2024	300,000		437,500	(2)	180,004	—	26,781	(3)	944,285
	2023	297,033		—		221,993	—	77,510		596,536
Joshua Malm	2024	344,015	(4)	—		—	—	—		344,015
Susan Brennan	2024	482,692		412,500	(5)	—	—	1,458,740	(6)	2,353,932
	2023	96,154		—		1,000,000	1,480,000	—		2,576,154

(1)

The amounts reported in this column represent the aggregate grant-date fair value of stock awards granted in the relevant year calculated in accordance with Financial Accounting Standards Board (“FASB”) Topic 718, excluding forfeiture estimates. Stock Awards are comprised of Restricted Stock Units (“RSUs”) and Performance Stock Units (“PSUs”). The grant date value relating to time-vested RSUs granted to Mr. Weibel in 2024 is $90,002. The PSUs are subject to performance conditions and the amount in the table represents the grant date fair value based on the probable outcome of results, which is the target value, of $90,002, which amount also reflects the maximum value. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in our financial statements in our Annual Report. The amounts reported in this column reflect the accounting cost for the stock awards and do not reflect the actual economic value that will be realized by the individual upon the vesting of the stock awards or the sale of the common stock underlying such awards. For additional details regarding Stock Awards, see “—Narrative to Summary Compensation Table-—Equity-Based Incentive Awards” and “—Outstanding Equity Awards at Fiscal Year End” below.

(2)

Amount is comprised of (i) a fiscal year 2024 bonus in the amount of $50,000, (ii) a retention bonus of $287,500, paid pursuant to a retention agreement entered into on December 5, 2023 in connection with the Company executing a Restructuring Support Agreement, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2023, and (iii) a $100,000 relocation bonus.

(3)	Amount represents employer match contributions under the Company’s 401(k) plan.
(4)

Amount reflects amounts paid to Mr. Malm as compensation for performing the functions of the Company’s Interim Chief Accounting Officer from September 2023 through May 2024 and Interim Chief Financial Officer during June 2024.

(5)

Amount is comprised of a retention bonus of $412,500, paid pursuant to a retention agreement entered into on December 5, 2023 in connection with the Company executing a Restructuring Support Agreement, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2023.

(6)

Amount is comprised of (i) $7,191 as reimbursement for relocation costs, (ii) $20,704 in employer match contributions under the Company’s 401(k) plan, (iii) an accrued vacation payout of $34,446 in connection with Ms. Brennan’s resignation from the Company effective as of June 3, 2024, and (iv) $1,396,399 paid to Ms. Brennan pursuant to her Separation Agreement (as defined and further described below).

Narrative to Summary Compensation Table

Annual Base Salary

The compensation of our NEOs is generally determined and approved by our Board. The fiscal year 2024 base salaries of each of our NEOs are described under the subsection titled “—Employment Agreements” below.

Annual Bonus

In addition to base salaries, our NEOs are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve annual corporate goals and to reward our executives for individual achievement towards these goals. The annual performance-based bonus each NEO is eligible to receive is based on the extent to which we achieve the corporate goals that our Board establishes each fiscal year. At the end of the fiscal year, our Board reviews our performance against each corporate goal and determines the extent to which we achieved each of our corporate goals.

For fiscal year 2024, Mr. Weibel and Ms. Brennan were each eligible to earn a target annual bonus equal to 40% and 80%, respectively, of their respective annual base salaries. Mr. Malm was not eligible for an annual performance-based cash bonus.

The corporate goals the Board established for fiscal year 2024 related to operational progress, liquidity and organizational health and culture goals. Bonuses are typically determined and paid in the third calendar quarter of the year following our June 30 fiscal year end. For fiscal year 2024, the bonuses for our NEOs paid in the third quarter of 2024 are reflected in the Summary Compensation Table above.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees, including our executive officers. The Board or an authorized committee thereof is responsible for approving equity grants. We grant equity awards under our 2022 Equity Compensation Plan (the "Incentive Plan").

In September 2023, Mr. Weibel was awarded 36,586 RSUs under our Incentive Plan. The RSUs will vest over a three-year period with one-third of the total number of RSUs granted vesting on each of the first three anniversaries of the grant date, subject to Mr. Weibel’s continued employment through the applicable vesting date. In addition, in September 2023, Mr. Weibel was awarded 36,586 PSUs (at target) under our Incentive Plan. The PSUs may be earned between 0% to 100% of the target number of PSUs granted upon the achievement of certain financial and operational targets, including (i) construction of a large-scale commercial facility commencing prior to September 1, 2026; (ii) the budget for the large-scale commercial facility remaining within a range of $342-418 million; and (iii) an approved final investment decision in the large-scale commercial facility at a modeled internal rate of return of 20%, over a three-year performance period, commencing September 2023, subject to Mr. Weibel’s continued employment through the applicable vesting date.

For a description of the accelerated vesting applicable to our NEOs’ stock awards, see “Employment Agreements” below.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards held by our NEOs as of June 30, 2024.

		Option Awards						Stock Awards
Named	Grant Date	Number of Common Stock Underlying Unexercised Options (#) Exercisable		Number of Common Stock Underling Unexercised Options (#) Un-exercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares of Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(1)
Executive Officers:
Paul Weibel	May 18, 2021	50,000		—		14.62	June 1, 2025	—		—	—	—
	November 29, 2021	133,333		66,667	(3)	16.45	October 1, 2025	—		—	—	—
	June 29, 2022	—		—		—	—	1,111	(4)	1,344	1,850	2,239
	September 1, 2022	—		—		—	—	6,127	(5)	7,414	6,126	7,412
	September 15, 2023	—		—		—	—	36,586	(5)	44,269	36,586	44,269
Joshua Malm		—		—		—	—	—		—	—	—
Susan Brennan	April 24, 2023	400,000	(6)	—		7.73	April 24, 2033	—		—	—	—

(1)

The market value of each stock award is based on $1.21 per share, which was the closing price of our common stock on June 28, 2024, which was the last business day prior to our fiscal year end on June 30, 2024.

(2)

Amounts represent PSUs that vest on the third anniversary of the grant date, subject to the attainment of certain performance objectives and subject to continued employment through the applicable vesting date. In accordance with the SEC rules, the number of PSUs shown represents the number of units that may be earned during the performance period based on target performance.

(3)	Amount represents stock options that vest in three equal annual installments commencing on Mr. Weibel’s employment start date, subject to continued employment through the applicable vesting date.
(4)

40% of the RSUs vested on the second anniversary of the grant date and the remaining 60% will vest on the third anniversary of the grant date, subject to continued employment through the applicable vesting date.

(5)	The RSUs vest in three equal annual installments beginning on the first anniversary of the grant date, subject to continued employment through the applicable vesting date.
(6)

Ms. Brennan resigned from the Company effective as of June 3, 2024. Per the terms of her Separation Agreement, all outstanding stock options at the time of her resignation from employment with the Company became fully vested and remain exercisable until the applicable expiration date.

Employment Agreements

We have entered into employment agreements with certain of our executive officers, including our NEOs, which govern the terms of their employment with us. Additionally, we have entered into an independent contractor agreement with Mr. Malm, which governs the terms of his service with us.

Paul Weibel

Under the terms of Mr. Weibel's employment agreement, Mr. Weibel was entitled to an annual base salary in fiscal year 2024 of $300,000, which was subsequently increased to $360,000 beginning in September 2024. In addition, in accordance with his employment agreement, Mr. Weibel is eligible to earn an annual bonus of up to 80% of his then-in-effect base salary (on target performance would result in a bonus payment equal to 40% of Mr. Weibel’s then-in-effect base salary), subject to the achievement of performance objectives as determined by our Board.

Regardless of the manner in which Mr. Weibel’s employment terminates, he is entitled to receive certain accrued amounts previously earned during his employment, including unpaid salary, reimbursement of expenses owed, and accrued but unpaid paid time off and any continuation of benefits required by applicable law.

In addition, Mr. Weibel is entitled to certain severance benefits under his employment agreement, subject to his execution of a release of claims and compliance with post-termination obligations. Pursuant to Mr. Weibel’s employment agreement, upon a termination of his employment by the Company for reasons other than for “cause” (as defined in the employment agreement), Mr. Weibel is entitled to (i) an amount in cash equal to six months of annual base salary, payable in a lump sum, (ii) payment of the COBRA premiums for Mr. Weibel and his eligible dependents for a maximum period of up to 6 months from the date of his termination of employment, and (iii) accelerated vesting of all unvested Company equity awards, provided that any Company equity awards that vest based on the attainment of performance goals will remain outstanding and will be eligible to vest in accordance with the terms of the applicable award agreements.

Joshua Malm

Under the terms of Mr. Malm’s independent contractor agreement, Mr. Malm is entitled to compensation in the amount of $40,000 per month, and is not entitled to any other salary, bonus, retirement, equity compensation or severance benefits. Pursuant to Mr. Malm’s independent contractor agreement, the Company will reimburse Mr. Malm for all reasonable business costs and expenses incurred in connection with his performance of services.

Susan Brennan

Under the terms of Ms. Brennan’s employment agreement, prior to her resignation in June 2024, Ms. Brennan received a base salary of $500,000 per year and was eligible to earn an annual bonus of up to 80% of her then-in-effect base salary, subject to the achievement of performance objectives as determined by our Board.

Regardless of the manner in which Ms. Brennan’s employment would have terminated, she was entitled to receive certain accrued amounts previously earned during her employment, including unpaid salary, reimbursement of expenses owed, and accrued but unpaid paid time off and any continuation of benefits required by applicable law.

In addition, Ms. Brennan was entitled to certain severance benefits under her employment agreement, subject to her execution of a release of claims and compliance with post-termination obligations. Pursuant to Ms. Brennan’s employment agreement, upon a termination of her employment by the Company for reasons other than for “cause”, or by Ms. Brennan for “good reason” (as each term is defined in the employment agreement), in each case, outside of the Change in Control Period (as defined below), Ms. Brennan was entitled to (i) an amount in cash equal to 24 months of annual base salary, payable in a lump sum, (ii) her target bonus for the year of termination, prorated to reflect the number of days employed in the year of termination, (iii) reimbursement of the difference between the monthly COBRA premiums for Ms. Brennan and her eligible dependents and the monthly premium amount paid by similarly situated executives for a maximum period of up to 18 months from the date of her termination of employment, and (iv) accelerated vesting of all unvested Company stock options which will remain exercisable for the remainder of their full term.

Pursuant to Ms. Brennan’s employment agreement, upon a termination of her employment by the Company for reasons other than for cause, or by Ms. Brennan for good reason, in each case, within three months prior to or within 12 months immediately after a change in control of the Company (the “Change in Control Period”), Ms. Brennan was entitled to the severance payments and benefits described above, except that she was also eligible to receive accelerated vesting of all unvested Company RSUs and for any PSUs outstanding and within 12 months of the end of their respective performance period(s), and where there is a reasonable probability that the respective performance goal(s) for such PSUs would have been achieved at target (or above) absent a change in control, as assessed by the Board or Compensation Committee, then such PSUs that would have vested within such 12 month period following the change in control based on target performance.

Ms. Brennan’s employment agreement was terminated in connection with her resignation from the Company in June 2024.

Susan Brennan Separation Agreement

In connection with Ms. Brennan’s resignation as President and Chief Executive Officer of the Company and as a director of the Board, effective as of June 3, 2024 (the “Effective Date”), the Company entered into a separation and release agreement (the “Separation Agreement”) with Ms. Brennan. Pursuant to the Separation Agreement, Ms. Brennan is entitled to the following separation payments and benefits, provided she executed and did not revoke a general release of claims against the Company and its affiliates: (i) a lump sum payment of $350,000, representing her annual bonus for the 2024 fiscal year; (ii) a lump sum payment of $1,000,000, representing 24 months of her base salary; (iii) COBRA reimbursements for up to 18 months following the Effective Date; (iv) the acceleration of Ms. Brennan’s unvested stock options, with such stock options remaining exercisable until the stock option expiration date set forth in the applicable stock option agreement; and (v) the Company’s waiver of any repayment obligations pursuant to the terms of her retention agreement with the Company as a result of her termination of employment. The foregoing separation payments and benefits also are subject to Ms. Brennan’s continued compliance with the restrictive covenants set forth in the Separation Agreement.

Retention Agreements

In connection with the Company executing a Restructuring Support Agreement in December 2023, the Company entered into an installment based cash-retention program, which included (i) a Retention Agreement for Ms. Brennan (the “Brennan Retention Agreement”), and (ii) a Retention Agreement for Mr. Weibel (the “Weibel Retention Agreement,” and together with the Brennan Retention Agreement, the “Retention Agreements”), pursuant to which Ms. Brennan and Mr. Weibel were eligible to receive up to $412,500 and $287,500, respectively, in each case, in a successful out-of-court restructuring, and Ms. Brennan was eligible to receive up to an additional $381,300 and Mr. Weibel is eligible to receive up to an additional $268,800, in each case, in the event of a Chapter 11 case (collectively, the “Bonuses”). In fiscal year 2024, Ms. Brennan and Mr. Weibel received the portion of the Bonus attributed to a successful out-of-court restructuring.

Under the terms of the Retention Agreements, each of Ms. Brennan and Mr. Weibel will be required to repay the Bonuses to the Company in the event that they resign from their respective positions prior to December 31, 2024 or their employment is terminated other than due to involuntary termination by the Company without cause (as such term is defined in the Retention Agreements). As described above, pursuant to Ms. Brennan’s Separation Agreement, the Company waived Ms. Brennan’s repayment obligations pursuant to the terms of the Brennan Retention Agreement in connection with her resignation of employment in June 2024.

Health and Welfare Benefits; Perquisites

All of our employee executives are eligible to participate in our employee benefit plans, including our medical, dental, vision, disability, and life insurance plans, in each case on the same basis as all of our other employees. We generally do not provide perquisites or personal benefits to our NEOs, except in limited circumstances. Our Board may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

Retirement Plan

We sponsor a 401(k) plan covering substantially all of our employees, including our NEOs. Employees become eligible to participate in the plan upon completing three months of service and attainment of age 21. Eligible employees may elect to make either pretax or Roth contributions to the plan, subject to limitations set forth in the plan and the Code. We may make safe-harbor matching contributions equal to 100% of the first 4% of employees’ eligible earnings and an additional 50% on the next 2% of employees’ eligible earnings. We may also make discretionary profit-sharing contributions.

Clawback Policy

We have adopted a compensation recovery policy that is compliant with the Nasdaq Listing Rules, as required by the Dodd-Frank Act.

Compensation of Non-Employee Directors

We have entered into offer letters with Messrs. Salisbury, Dick, Jennings, Jones, Lim, and van’t Hoff that provide for compensation for each non-employee director’s service on our Board. Pursuant to the offer letters, each non-employee director serving as chair of the Board receives an additional annual retainer of $100,000. Additionally, the non-employee directors serving as the chairs of the audit, compensation and nominating and corporate governance committees receive additional annual retainers of $80,000, $70,000 and $70,000, respectively. Non-employee directors serving as members of the audit, compensation and nominating and corporate governance committees receive an additional annual retainer of $14,000. During 2024, the board formed, and subsequently dissolved, a special committee for the purpose of addressing issues related to the Company’s liquidity situation and restructuring support agreement. Messrs. Salisbury and Jennings were members of the special committee and received compensation of $15,000 and $20,000, respectively. Additionally, non-employee directors are eligible to receive long-term incentive awards, including in the form of RSUs, with an equivalent cash value as the above cash retainers, subject to any stockholder approvals required. Payment of the cash retainers and long-term incentive awards are paid or awarded, as applicable, by the Company in arrears in four equal installments on or about the last business day of each fiscal year quarter.

The following table sets forth the compensation earned by our non-employee directors during the year ended June 30, 2024.

Name	Fees earned or paid in cash ($)	Stock awards(1) ($)	All Other Compensation(2) ($)	Total ($)
David Jay Salisbury	143,000	115,124	21,570	279,694
Barry Dick	973	854	—	1,827
Stephen Hunt(3)	64,000	57,565	28,794	150,359
H. Keith Jennings	114,000	84,546	12,221	210,767
Bryn Jones(4)	—	—	—	—
Sen Ming (Jimmy) Lim	52,070	46,808	10,882	109,760
Graham van’t Hoff	140,000	125,915	10,478	276,393
Stefan Selig(5)	210,000	—	—	210,000

(1)

The amounts reported in this column represent the aggregate grant-date fair value of RSUs granted in the relevant fiscal year calculated in accordance with FASB Topic 718, excluding forfeiture estimates. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in our financial statements in this Annual Report. The amounts reported in this column reflect the accounting cost for the stock awards and do not reflect the actual economic value that will be realized by the individual upon the vesting of the stock awards or the sale of the common stock underlying such awards. In fiscal year 2024, our non-employee directors received grants of RSUs on or about the last business day of each fiscal quarter pursuant to the terms of their offer letters. Each RSU award vested on July 1, 2024. As of June 30, 2024, Mr. Salisbury held 72,865 RSUs and 200,000 outstanding stock options, Mr. Dick held 706 RSUs, Mr. Jennings held 53,511 RSUs, Mr. Lim held 29,981 RSUs and Mr. van’t Hoff held 79,695 RSUs. Messrs. Hunt, Jones and Selig did not hold outstanding equity awards as of June 30, 2024.

(2)	The amount reported in this column represents cash remitted to each director in an amount equal to the expected tax liability for equity awards that vested during the year.
(3)	Mr. Hunt resigned from the Board on June 30, 2024.
(4)	Mr. Jones was appointed to the Board effective July 1, 2024.
(5)	Mr. Selig was appointed as a member of our Board on December 11, 2023 and resigned effective June 11, 2024. Mr. Selig was compensated $35,000 per month for his services on our Board.

Non-Employee Director Compensation Policy

In December 2024, our Board approved a compensation program for our non-employee directors (the “Director Compensation Policy”), which will govern our non-employee director compensation effective January 1, 2025. This policy is intended to fairly compensate our directors for the time and effort necessary to serve on the Board. The Director Compensation Policy will supersede the director offer letters described above.

The Director Compensation Policy will provide for annual retainer fees and equity awards for our non-employee directors. We expect each non-employee director will receive an annual cash retainer of $50,000, with the non-employee director serving as chair of the board of directors or lead independent director receiving an additional annual cash retainer of $45,000. The non-employee directors serving as the chairs of the audit, compensation, and nominating and corporate governance committees will receive additional annual cash retainers of $25,000. Non-employee directors serving as members of the audit, compensation, and nominating and corporate governance committees will receive additional annual cash retainers of $15,000.

On the last day of each calendar quarter, each non-employee director will receive a grant of RSUs, with an equivalent cash value as the above cash retainers divided by four, subject to any stockholder approvals required, with the number of RSUs determined by dividing the cash value by the average closing price of the Company’s Common Stock during the applicable calendar quarter (inclusive of the first and last day of such calendar quarter). Such quarterly grants will vest on July 1st following the grant date, subject to continued service through such vesting date. Awards to our non-employee directors will also vest in full (i) immediately upon the effectiveness of a non-employee director’s voluntary resignation of service on the Board, (ii) in the event of a change in control or (iii) upon a non-employee director’s death or disability.

Compensation under our non-employee director compensation program will be subject to the annual limits on non-employee director compensation set forth in the Incentive Plan, as described below.

Securities authorized for issuance under equity compensation plans

The following table sets forth the equity awards outstanding under the Company’s 2022 Equity Compensation Plan (the "Incentive Plan") and the employee share option plan of the Company’s predecessor, ABR (the “ABR Employee Share Option Plan”), and as of June 30, 2024:

	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1) ($)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column) (#)
Equity compensation plan approved by security holders
2022 Equity Compensation Plan	1,137,286	(2)	$5.10	1,209,824
Equity compensation plans not approved by security holders
ABR Employee Share Option Plan	3,326,665	(3)	$10.19	—
Total	4,463,951		$9.33	1,209,824

(1)

Represents the weighted-average exercise price of the applicable outstanding options. Restricted share units (“RSUs”), performance share units (“PSUs”) and director restricted share units (“DSUs”) outstanding under the Incentive Plan vest and convert to shares of common stock without the payment of consideration. Therefore, the weighted-average exercise price excludes RSUs, PSUs and DSUs outstanding under the Incentive Plan.

(2)	Represents 675,000 shares underlying outstanding options, 367,806 shares of unvested RSUs, and 94,480 shares of unvested PSUs (at “target” performance).
(3)

Represents 3,326,665 shares underlying outstanding options as of June 30, 2024. After the completion of the Reorganization, no further shares of common stock may be issued pursuant to the ABR Employee Share Option Plan.

PROPOSAL THREE (1) to (4) — THE ASX DIRECTOR COMPENSATION PROPOSALS

TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, PARTICIPATION BY EACH OF (1) Graham van’t Hoff; (2) Barry Dick; (3) Bryn Jones; and (4) CURT HEBERT IN THE COMPANY’S 2022 EQUITY COMPENSATION PLAN

Introduction

The purpose of the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan (the “Plan”) is to promote the financial interests of the Company by providing a means through which current and prospective directors, officers, key employees and consultants of the Company can be retained and motivated through acquiring an equity interest in the Company or be paid incentive compensation in the form of the Company’s Common Stock.

If the Share Issuance Proposal is approved and the Company is able to complete an out-of-court restructuring, Ascend and Bluescape shall each have the right to designate two directors to serve on our Board for so long as such party beneficially owns 25% of our Common Stock and each have the right to designate one director to serve on our Board for so long as such party beneficially owns 10% of our Common Stock.

This Proposal seeks approval of the Plan for the purposes of ASX Listing Rule 10.14 and for all other purposes to allow each of (1) Graham van’t Hoff; (2) Barry Dick; (3) Bryn Jones; and (4) Curt Hebert to participate in, and be granted awards under, the Plan.

Restriction on ability to issue securities without approval

ASX Listing Rule 10.14 requires a listed entity to obtain the approval of its stockholders before issuing equity securities (including Director Share Units, Restricted Share Units and Performance Share Units) to a director under an employee incentive scheme. Approval can be obtained, for the purposes of ASX Listing Rule 10.14, for the issue of equity securities to directors under an employee incentive scheme for a period of up to 3 years.

An issue of equity securities that is made with the approval of stockholders under ASX Listing Rule 10.14 does not count towards an entity’s placement capacity under ASX Listing Rule 7.1 and is an exception to ASX Listing Rule 10.11 (noting that the Company has sought and received a waiver from ASX Listing Rule 7.1 subject to certain conditions as announced on May, 1 2024).

An approval under ASX Listing Rule 10.14 ceases to be valid if there is a material change to the terms of the Plan from those disclosed at the time the approval was obtained. Approval was obtained for the purposes of ASX Listing Rule 10.14 for each of (1) Graham van’t Hoff; (2) Barry Dick; and (3) Bryn Jones to participate in the Plan at the Company’s 2024 Annual General Meeting held in January 2025.

The Equity Plan Proposal seeks approval to amend the Plan to increase the aggregate number of shares that may be issued under the Plan by 14,000,000 shares. As this is considered a material change to the terms of the Plan, if the Equity Plan Proposal is approved, the approvals previously obtained under ASX Listing Rule 10.14 will cease to apply.

No previous approvals for Curt Hebert to participate in the Plan have been obtained.

The purpose of this Proposal is to seek approval, for the purpose of ASX Listing Rule 10.14 and for all other purposes, to allow each of (1) Graham van’t Hoff; (2) Barry Dick; (3) Bryn Jones; and (4) Curt Hebert, as directors (or potential directors), to participate in, and be granted awards under, the Plan (including as amended pursuant to the Equity Plan Proposal). The approval for Curt Hebert to participate in the Plan for the purposes of ASX Listing Rule 10.14 is subject to his appointment as a director upon the out-of-court process.

If this Proposal is approved, the Company may continue to grant awards under the Plan to each of the directors as part of their remuneration for services provided.

If this Proposal is not approved, the Company will be restricted in its ability to issue awards to each of the directors without seeking further stockholder approval and may (if such approval is not obtained) instead be required to compensate the directors by way of cash or other form of remuneration.

The approval for each director to participate in the Plan will be voted on separately.

Additional information required by ASX Listing Rule 10.15

Pursuant to and in accordance with ASX Listing Rule 10.15, the following information is provided in relation to this Proposal:

a)
The Company is seeking approval for each of (1) Graham van’t Hoff; (2) Barry Dick; and (3) Bryn Jones as current directors to participate in the Plan.

Each of (1) Graham van’t Hoff; (2) Barry Dick; and (3) Bryn Jones falls within ASX Listing Rule 10.14.1 because each is a current director of the Company.

Curt Hebert (if appointed) will fall within ASX Listing Rule 10.14.1 as he will become a director of the Company, as a designee of Bluescape, upon completion of the out-of-court process.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in the Plan after this Proposal is approved and who are not named herein will not participate until approval is obtained under that rule.

b)
The maximum number of awards that can be allocated to the directors under the Plan in the next three (3) years cannot be calculated, because it is subject to the Company’s share price (as noted in e) below). However, the maximum potential value of awards that could be allocated annually under the Plan to the non-executive directors, based on their anticipated annual remuneration for 2025, is US$410,000. The total aggregate number of shares of Common Stock which may be issued or transferred pursuant to awards granted under the Plan may not exceed 21.5 million, assuming the Equity Plan Proposal is approved. The ASX Director Compensation Proposals are each conditioned on approval of the Share Issuance Proposal and the Equity Plan Proposal.

For non-executive directors, the value of awards granted is equal to 50% of their total annual remuneration. Awards are granted at the end of each quarter, for non-executive director services provided during that quarter. For executive directors, the value of awards granted is determined by the Board on recommendation of the Compensation Committee.

c)
The total annual remuneration payable to each director for whom approval to participate in the Plan is sought is as follows(1):

Director	Compensation
Graham van't Hoff	US$280,000
Barry Dick	US$230,000
Bryn Jones	US$210,000
Curt Hebert	US$100,000

(1) Remuneration is based on proposed Committee composition following the Special Meeting.

d)
The Company previously granted the following awards under the Plan to the directors for whom approval to participate in the Plan is sought. No consideration was paid for these awards.

Director	RSUs (#)
Graham van’t Hoff	197,909
Barry Dick	48,171
Bryn Jones	47,465

e)
A summary of the material terms of the awards is set out in the Equity Plan Proposal. Further details of the awards are set out in the Plan, a copy of which is included as Appendix D to this Proxy Statement.

Awards are considered a cost-effective and efficient means of payment in consideration of services rendered by the directors. The value of awards is generally determined by reference to the average closing price of Common Stock for the quarter preceding the date of grant. The actual value (if any) that directors will receive from the grant of awards cannot be determined until the end of the relevant vesting conditions and will depend on the extent to which the vesting conditions are achieved.

f)
Awards will be allocated no later than 3 years after the date of the Special Meeting.
g)
No cash consideration is payable for the grant of awards under the Plan.
h)
A summary of the material terms of the Plan is set out in the Equity Plan Proposal, and a copy of the Plan is included as Appendix D to this Proxy Statement.
i)
No loan will be provided by the Company to a Director in relation to the grant of awards under the Plan.
j)
Details of any awards granted pursuant to the Plan in any financial year will be set out in the Company’s annual report for that year, along with a statement that approval for the issue was obtained under ASX Listing Rule 10.14.

k)
A voting exclusion statement applies to this Proposal, as set out on page 11 of this Proxy Statement.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF PROPOSAL THREE – THE ASX DIRECTOR COMPENSATION PROPOSALS.

PROPOSAL FOUR — THE ADJOURNMENT PROPOSAL

TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE SHARE ISSUANCE PROPOSAL, THE EQUITY COMPENSATION PROPOSAL, OR THE ASX DIRECTOR COMPENSATION PROPOSALS

The Proposal

The Board believes that, if the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve the Share Issuance Proposal, the Equity Plan Proposal or the ASX Director Compensation Proposals, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve such proposals, as applicable.

The Company is requesting that our stockholders authorize the holder of any proxy solicited by our Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve the Share Issuance Proposal, the Equity Plan Proposal or the ASX Director Compensation Proposals. If our stockholders approve this Proposal, we could adjourn the Special Meeting, and any adjourned or postponed session of the Special Meeting, to use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL NO. 4 – THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of January 23, 2025, by each person, or group of affiliated persons, known to the Company to own beneficially more than 5% of the Company’s outstanding Common Stock, each director, each named executive officer, and all the executive officers and directors of the Company as a group. Unless otherwise indicated in the footnotes to the table, the address of each such person is care of the Company, 9329 Mariposa Road, Suite 210, Hesperia, California 92344.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of January 23, 2025, are deemed outstanding for purposes of computing the percentage beneficially owned by such holder but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and that there are no other affiliations among the stockholders listed in the table. The percentage for each beneficial owner is calculated based on (i) the aggregate number of shares reported to be owned by such group or individual and (ii) the aggregate number of shares of Common Stock outstanding as of January 23, 2025 (68,890,725 shares).

The information below has not been adjusted to reflect any reverse stock split that the Company may effect.

Name	Shares of Common Stock Owned (1)	Right to Acquire Beneficial Ownership in Number of Common Stock(2)	Total Common Stock Beneficially Owned	Percent of Outstanding Common Stock(1)(2)
Directors and Named Executive Officers:
Paul Weibel	12,605	250,000	262,605	*
Joshua Malm	—	—	—	*
Barry Dick	444	—	444	*
Bryn Jones	—	—	—	*
Graham van’t Hoff	59,796	—	59,796	*
Susan Brennan	25,636	400,000	425,636	*
All directors and executive officers as a group (five persons):	72,845	250,000	322,845	0.5%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.
(1)	Includes shares of Common Stock that may be represented by CDIs.
(2)	Includes Common Stock that may be acquired through the exercise of stock options that are currently exercisable or will be exercisable within 60 days of January 23, 2025.

Shares Owned by Certain Beneficial Holders

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

The following table sets forth the information for each person deemed to beneficially own 5% or more of our outstanding Common Stock, based on information regarding the beneficial ownership of Common Stock available to us as of January 23, 2025. The table also sets out the names of all persons and entities (of which the Company is aware) who are substantial holders in the Company within the meaning of section 671B of the Corporations Act and the number of Shares in which each substantial holder has an interest.

	Shares of Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Shares	Percentage
Ascend Global Investment Fund SPC for and on behalf of Strategic SP(2)
1 Kim Seng Promenade, #10-01	58,475,048	47.9%
East Tower, Great World City, Singapore 237994
BEP Special Situations IV LLC(3)
300 Crescent Court, Suite 1860	7,585,430	9.9%
Dallas, TX 75201
Virtova Capital Management Limited(4)
Room 1104, Crawford House, 70 Queen’s Road Central	5,128,206	7.4%
Central, Hong Kong, SAR
Armistice Capital, LLC(5)
510 Madison Avenue, 7th Floor	4,980,000	7.2%
New York, New York 10022
Atlas Precious Metals Inc.(6)
100 King Street, W#1600	4,092,000	5.9%
Toronto, Ontario, M5X1G5, Canada
Mayfair Ventures Pte Ltd(7)
62 Ubi Road 1,	3,563,954	5.2%
02-01 Oxley Bizhub 2, Singapore, 408734

(1)	Includes shares of Common Stock represented by CDIs.
(2)

Based on a Schedule 13D/A filed on January 16, 2025. Ascend directly holds a portion of the convertible notes, which are convertible pursuant to the Amended and Restated Note Purchase Agreement. Shares beneficially owned include (i) 26,554,597 shares of common stock issuable upon conversion of the principal amount of convertible notes (assuming all accrued interest is paid-in-kind until maturity), (ii) 5,365,854 shares of common stock owned, and (iii) 26,554,597 shares of Common Stock beneficially owned by Meridian Investments Corporation (“Meridian”). Ascend is the sole shareholder of Meridian, and as a result may be deemed to share beneficial ownership of the securities held of record by Meridian. Ascend Financial Holdings Limited (“Ascend Financial”) is the sole shareholder of Ascend Capital Advisors (S) Pte. Ltd., which is the sole partner of Ascend. As a result, each of the foregoing entities may be deemed to have beneficial ownership of the securities held by Ascend. By virtue of his control of Ascend Financial, Mr. Halim Susanto may also be deemed to share beneficial ownership of the securities beneficially owned by Ascend under Section 13(d) of the Exchange Act and the rules promulgated by the SEC thereunder. Mr. Susanto disclaims beneficial ownership of the securities beneficially owned by Ascend.

(3)

Based on a Schedule 13D/A filed on January 16, 2025. BEP SS IV directly holds a portion of the convertible notes, which are convertible pursuant to the Amended and Restated Note Purchase Agreement. Shares beneficially owned include 7,585,430 shares of common stock issuable upon conversion of the principal amount of convertible notes (assuming all accrued interest is paid-in-kind until maturity) and does not include 45,523,764 shares of Common Stock issuable upon conversion of the principal amount of convertible notes because the amounts and percentages reported in the “Security Ownership of Certain Beneficial Owners and Management” section give effect to an exercise limitation such that the amount of shares of Common Stock beneficially owned by BEP SS IV upon conversion of its convertible notes cannot exceed 9.9% of the outstanding shares of Common Stock. Bluescape Energy Partners IV GP LLC (“Bluescape GP”) is the general partner of Bluescape Energy Recapitalization and Restructuring Fund IV LP, which wholly owns BEP SS IV. As such, Bluescape GP may be deemed to have beneficial ownership of the securities directly held by BEP SS IV.

(4)

Based on Schedule 13G filed on July 9, 2024 and information known to the Company. Sen Ming (Jimmy) Lim is the sole stockholder of Virtova Capital Management Limited and, as such, may be deemed to be the beneficial owner of the shares held by Virtova Capital Management Limited.

(5)

Based solely on a Schedule 13G filed on November 14, 2024. Armistice Capital is the investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of the reported shares of common stock, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the securities of the Issuer held by the Master Fund and thus may be deemed to beneficially own the securities of the Issuer held by the Master Fund. Steven Boyd, as the managing member of Armistice Capital, may be deemed to beneficially own the securities of the Issuer held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Issuer directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital.

(6)

Based on information known to the Company. Eileen Shipes is the trustee and The Harold Roy Shipes and Eileen Anne Shipes Revocable Trust is the controlling stockholder of Atlas Precious Metals Inc. and, as such, may be deemed to be the beneficial owner of the shares held by Atlas Precious Metals Inc.

(7)

Based solely on a Schedule 13G filed on February 3, 2023. Mayfair Ventures Pte Ltd. has sole dispositive power over 3,563,954 shares of common stock. Chow Woei Horng is the sole stockholder of Mayfair Ventures Pte Ltd. and, as such, may be deemed to be the beneficial owner of the shares held by Mayfair Ventures Pte Ltd.

The following table sets forth certain illustrative information with respect to beneficial ownership of the Company’s Common Stock as of January 23, 2025, by each person, or group of affiliated persons, known to the Company to own beneficially more than 5% of the Company’s outstanding Common Stock, each director, each named executive officer, and all the executive officers and directors of the Company as a group, following approval of the Share Issuance Proposal and consummation of all transactions contemplated as part of the out-of-court process.

Subject to the paragraph above, percentage ownership of outstanding shares is based on the Company’s shares outstanding as of January 23, 2025 and the assumed consummation of the out-of-court process, including the issuance of 312,490,076 shares of our Common Stock to the Noteholders in the Exchange and an assumed issuance of 17,123,285 shares of our Common Stock pursuant to the Subscription Agreement (assuming a purchase price per share of $0.2920 per share). Using those assumptions and further assuming no additional issuances of shares, there will be approximately 398,504,086 shares of Common Stock outstanding upon implementation of the out-of-court process.

Name	Shares of Common Stock Owned following Out-of-Court Process (1)	Right to Acquire Beneficial Ownership in Number of Common Stock following Out-of-Court Process(2)	Total Common Stock Beneficially Owned following Out-of-Court Process	Percent of Outstanding Common Stock following Out-of-Court Process(1)(2)
5% Stockholders
Ascend Global Investment Fund SPC for and on behalf of Strategic SP (3)	170,172,534	34,246,574	204,419,108	47.2%
BEP Special Situations IV LLC (4)	164,806,681	34,246,575	199,053,256	46.0%
Virtova Capital Management Limited (5)	5,128,206	—	5,128,206	1.3%
Armistice Capital, LLC (6)	4,980,000	10,666,666	15,646,666	3.8%
Atlas Precious Metals, Inc. (7)	4,092,000	—	4,092,000	1.0%
Mayfair Ventures PTE LTD (8)	3,563,954	—	3,563,954	*
Directors and Named Executive Officers:
Paul Weibel	12,605	250,000	262,605	*
Joshua Malm	—	—	—	*
Barry Dick	444	—	444	*
Bryn Jones	—	—	—	*
Graham van’t Hoff	59,796	—	59,796	*
Susan Brennan	25,636	400,000	425,636	*
All directors and executive officers as a group (five persons):	72,845	250,000	322,845	*

*	Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.
(1)	Includes shares of Common Stock that may be represented by CDIs.
(2)

Includes Common Stock that may be acquired through the exercise of warrants and the assumed consummation of the out-of-court process on the terms described in the paragraph above the table and the exercise of stock options that are currently exercisable or will be exercisable within 60 days of January 23, 2025.

(3)

Includes shares of Common Stock held by Ascend and Meridian as January 23, 2025, shares to be acquired in the Exchange, and shares to be purchased pursuant to the Subscription Agreement (based on the assumptions described in the paragraph above the table). Shares that can be acquired includes shares of Common Stock that can be acquired upon exercise of the Warrants to be issued pursuant to the Subscription Agreement (based on the assumptions described in the paragraph above the table). Ascend is the sole shareholder of Meridian, and as a result may be deemed to share beneficial ownership of the securities held of record by Meridian. Ascend Financial Holdings Limited (“Ascend Financial”) is the sole shareholder of Ascend Capital Advisors (S) Pte. Ltd., which is the sole partner of Ascend. As a result, each of the foregoing entities may be deemed to have beneficial ownership of the securities held by Ascend. By virtue of his control of Ascend Financial, Mr. Halim Susanto may also be deemed to share beneficial ownership of the securities beneficially owned by Ascend under Section 13(d) of the Exchange Act and the rules promulgated by the SEC thereunder. Mr. Susanto disclaims beneficial ownership of the securities beneficially owned by Ascend.

(4)

Includes shares to be acquired in the Exchange and shares to be purchased pursuant to the Subscription Agreement (based on the assumptions described in the paragraph above the table). Shares that can be acquired includes shares of Common Stock that can be acquired upon exercise of the Warrants to be issued pursuant to the Subscription Agreement (based on the assumptions described in the paragraph above the table). Bluescape GP is the general partner of Bluescape Energy Recapitalization and Restructuring Fund IV LP, which wholly owns BEP SS IV. As such, Bluescape GP may be deemed to have beneficial ownership of the securities directly held by BEP SS IV.

(5)

Based on Schedule 13G filed on July 9, 2024 and information known to the Company. Sen Ming (Jimmy) Lim is the sole stockholder of Virtova Capital Management Limited and, as such, may be deemed to be the beneficial owner of the shares held by Virtova Capital Management Limited.

(6)

Based solely on a Schedule 13G filed on November 14, 2024. Armistice Capital is the investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of the reported shares of Common Stock, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the securities of the Issuer held by the Master Fund and thus may be deemed to beneficially own the securities of the Issuer held by the Master Fund. Steven Boyd, as the managing member of Armistice Capital, may be deemed to beneficially own the securities of the Issuer held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Issuer directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital.

(7)

Based on information known to the Company. Eileen Shipes is the trustee and The Harold Roy Shipes and Eileen Anne Shipes Revocable Trust is the controlling stockholder of Atlas Precious Metals Inc. and, as such, may be deemed to be the beneficial owner of the shares held by Atlas Precious Metals Inc.

(8)

Based solely on a Schedule 13G filed on February 3, 2023. Mayfair Ventures Pte Ltd. has sole dispositive power over 3,563,954 shares of Common Stock. Chow Woei Horng is the sole stockholder of Mayfair Ventures Pte Ltd. and, as such, may be deemed to be the beneficial owner of the shares held by Mayfair Ventures Pte Ltd.

Additional Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review our electronically filed reports, proxy and information statements on the SEC’s website at http://www.sec.gov or on our website at https:// 5eadvancedmaterials.com. Information included on our website is not a part of this proxy statement.

Information Regarding Company’s Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) has served as our independent registered public accounting firm since September 27, 2022. Representatives of PwC are expected to be present at the Special Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders at the Special Meeting.

As previously disclosed, the Company dismissed BDO USA, LLP (“BDO”) as its independent registered public accounting firm effective September 27, 2022. The decision to dismiss BDO was made by the Company’s Board. BDO’s audit report on the Company’s consolidated financial statements for the fiscal years ended June 30, 2022, and June 30, 2021; did not contain any adverse opinions or disclaimers of opinion; and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended June 30, 2021, June 30, 2022 and the subsequent interim period through August 31, 2022, there were no (i) “disagreements,” with BDO, as such term is described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) or reportable event(s), if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement(s) or reportable event(s) in connection with its report on the Company’s consolidated financial statements for the fiscal year ended June 30, 2022, or (ii) “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

Financial Information

Certain financial information is attached hereto as Appendix A-1, A-2, B-1 and B-2 and is a part of, and should be considered together with, the other information set forth in this Proxy Statement.

Your vote is important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card or CDI voting instructions.

Hesperia, California	By Order of the Board of Directors,

, 2025	Joshua Malm Chief Financial Officer, Treasurer and Corporate Secretary

APPENDIX A-1

5E ADVANCED MATERIALS, INC. AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED JUNE 30, 2024 AND 2023 (AS INCLUDED IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FILED SEPTEMBER 9, 2024)

Index to Consolidated Financial Statements

June 30, 2024 and 2023

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of 5E Advanced Materials, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of 5E Advanced Materials, Inc. and its subsidiaries (the “Company”) as of June 30, 2024 and 2023, and the related consolidated statements of operations, of changes in stockholders’ equity and of cash flows for the years then ended, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2024 and 2023, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt About the Company's Ability to Continue as a Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 and 7 to the consolidated financial statements, pursuant to a financial covenant in the May 2024 Amended and Restated Convertible Note Purchase Agreement, the Company is required to maintain a cash balance of at least $7.5 million after December 31, 2024. The Company will need to secure additional financing to maintain a cash balance of $7.5 million after the aforementioned date which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado

September 9, 2024

We have served as the Company’s auditor since 2022.

5E ADVANCED MATERIALS, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	June 30,	June 30,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$4,896	$20,323
Prepaid expenses and other current assets	1,913	1,808
Total current assets	6,809	22,131
Mineral rights and properties, net	7,616	7,637
Construction in progress	608	67,553
Properties, plant and equipment, net	73,872	3,056
Reclamation bond deposit	311	309
Right of use asset	282	207
Other assets	6	6
Total assets	$89,504	$100,899

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$9,567	$8,728
Lease liabilities, current	141	136
Total current liabilities	9,708	8,864
Long-term debt, net	64,831	37,671
Convertible note derivative liability	3,315	—
Lease liabilities	149	74
Asset retirement obligations	795	724
Total liabilities	78,798	47,333

Commitments and contingencies (Note 13)

Stockholders’ equity:
Common stock, $0.01 par value; 360,000 shares authorized; 63,318 and 44,187 shares outstanding June 30, 2024 and 2023, respectively	633	441
Additional paid-in capital	210,074	191,113
Retained earnings (accumulated deficit)	(200,001)	(137,988)
Total stockholders’ equity	10,706	53,566
Total liabilities and stockholders’ equity	$89,504	$100,899

The accompanying notes are an integral part of these consolidated financial statements

5E ADVANCED MATERIALS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Year ended June 30,
	2024	2023
Operating expenses:
Project expenses	$6,631	$9,988
General and administrative	24,014	25,365
Research and development	45	262
Impairment	—	908
Depreciation and amortization expense	5,170	184
Total operating expenses	35,860	36,707
Income (loss) from operations	(35,860)	(36,707)

Non-operating income (expense):
Interest income	252	1,147
Other income	7	62
Loss on extinguishment of debt	(20,953)	—
Derivative gain (loss)	749	11,743
Interest expense	(6,199)	(6,854)
Other expense	(9)	(15)
Total non-operating income (expense)	(26,153)	6,083

Income (loss) before income taxes	(62,013)	(30,624)

Income tax provision (benefit)	—	—
Net income (loss)	$(62,013)	$(30,624)

Net income (loss) per common share — basic and diluted	$(1.18)	$(0.70)
Weighted average common shares outstanding — basic and diluted	52,523	43,842

The accompanying notes are an integral part of these consolidated financial statements

5E ADVANCED MATERIALS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Year ended June 30,
	2024	2023
Cash Flows From Operating Activities:
Net income (loss)	$(62,013)	$(30,624)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	5,170	184
Share based compensation	3,490	4,953
Loss on extinguishment of debt	20,953	—
Unrealized (gain) loss on convertible note derivative	(749)	(11,743)
Impairment	—	908
Accretion of asset retirement obligations	71	37
Amortization of debt issuance costs and discount — convertible note	3,481	4,907
Amortization of right of use asset	159	164
Interest earned on reclamation bond	(2)	—
Change in:
Prepaid expenses and other current assets	(105)	(302)
Accounts payable and accrued liabilities	2,673	821
Net cash used in operating activities	(26,872)	(30,695)

Cash Flows From Investing Activities:
Construction in progress	(7,099)	(39,731)
Properties, plant and equipment additions	(88)	(352)
Reclamation bonds	—	776
Net cash used in investing activities	(7,187)	(39,307)

Cash Flows From Financing Activities:
Proceeds from issuance of common stock, net of offering costs	15,794	—
Proceeds from issuance of convertible notes	6,000	60,000
Debt issuance costs	(3,122)	(4,160)
Payments on note payable	(40)	(38)
Proceeds from exercise of stock options	—	3,466
Net cash provided by financing activities	18,632	59,268

Net increase (decrease) in cash and cash equivalents	(15,427)	(10,734)
Cash and cash equivalents at beginning of period	20,323	31,057
Cash and cash equivalents at end of period	$4,896	$20,323

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$23	$7

Noncash Investing and Financing Activities:
Construction in progress transferred to properties, plant and equipment (Note 4)	$75,877	$—
Accounts payable and accrued liabilities change related to construction in progress	1,833	2,197
Recognition of operating lease liability and right of use asset	234	—
Increase in asset retirement costs	—	198
Increase in net long-term debt resulting from modification (Note 7)	20,953	—
Interest paid through issuance of additional convertible notes (Note 7)	3,961	1,710
The accompanying notes are an integral part of these consolidated financial statements

5E ADVANCED MATERIALS, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

(In thousands)

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Capital	Deficit	Equity
Balance at June 30, 2022	43,305	$433	$169,593	$(107,364)	$62,662
Shares issued for:
Exercise of stock options	835	8	3,458	—	3,466
Vesting of restricted share units	47	—	(44)	—	(44)
Share based compensation	—	—	4,953	—	4,953
Convertible note derivative liability reclassification	—	—	13,153	—	13,153
Net income (loss)	—	—	—	(30,624)	(30,624)
Balance at June 30, 2023	44,187	$441	$191,113	$(137,988)	$53,566
Shares issued for:
Cash, net of offering costs	19,049	191	15,603	—	15,794
Vesting of restricted share units	82	1	(132)	—	(131)
Share based compensation	—	—	3,490	—	3,490
Net income (loss)	—	—	—	(62,013)	(62,013)
Balance at June 30, 2024	63,318	$633	$210,074	$(200,001)	$10,706

The accompanying notes are an integral part of these consolidated financial statements

5E ADVANCED MATERIALS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Company and Summary of Significant Accounting Policies

Nature of Business

5E Advanced Materials, Inc. (“5E,” “we,” “our,” or “us” or the “Company”) is an exploration stage company focused on becoming a vertically integrated global leader and supplier of specialty boron and advanced boron derivative materials whose mission is to enable decarbonization, increase food security, and ensure domestic supply of critical materials. The Company is currently operating a small-scale facility at its 5E Boron Americas (Forty Cady) Complex (the “Project”) located in southern California, which provides data and information necessary for the Company to ultimately establish a commercial-scale facility at the Project.

Reorganization

5E Advanced Materials, Inc. acquired all of the issued and outstanding shares of American Pacific Borates Limited (“ABR”), the Company’s Australian predecessor and wholly owned subsidiary, pursuant to a Scheme of Arrangement (“Scheme”) under Australian law, which was approved by ABR’s shareholders on December 2, 2021, and the Supreme Court of Western Australia on February 24, 2022. As part of the Scheme, 5E became the parent company of ABR and changed its place of domicile from Australia to the State of Delaware in the United States, effective on March 8, 2022.

In accordance with the Scheme, all ordinary shares of ABR have been transferred to 5E and pursuant to the Scheme, the Company issued to the shareholders of ABR, either one share of its common stock for every ten ordinary shares of ABR or one CHESS Depositary Interest (“CDI”) of its common stock for every one ordinary share of ABR, in each case, as held on the Scheme record date. The Company maintains an Australian Stock Exchange (“ASX”) listing for its CDIs, with each CDI representing 1/10th of a share of common stock. Holders of CDIs are able to trade their CDIs on the ASX under the symbol “5EA” and holders of shares of the Company’s common stock are able to trade their shares on Nasdaq under the symbol “FEAM.” All share and per share data presented in the consolidated financial statements is presented on the basis of the Company’s common stock.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The financial statements are presented in U.S. dollars.

Basis of Consolidation

The consolidated financial statements comprise the financial statements of 5E and its wholly owned subsidiaries, ABR, and 5E Boron Americas, LLC (formerly Fort Cady (California) Corporation (“5EBA”)). The Company holds 100% of the rights through ownership in the Project, through its ownership of 5EBA. In preparing the consolidated financial statements, all intercompany balances and transactions, income and expenses and profit and losses resulting from intra-company transactions have been eliminated.

Out-of-Court Restructuring

In fiscal year 2023, the Company increased efforts to identify appropriate funding solutions to address the Company’s liquidity profile. With the U.S. Environmental Protection Agency (the “EPA”) approval still an open item at the time, public markets capital providers were reluctant to invest. As time progressed, even with cost saving measures implemented, the Company approached the $10 million liquidity covenant (as discussed within Note 7—Debt) and therefore began discussions with its lender. The combination of the EPA status, and the approaching liquidity floor required a commercial resolution. On November 9, 2023, the Company entered into a standstill agreement (the "Standstill Agreement") with Bluescape Special Situations IV (“Bluescape”), Alter Domus (US) LLC (the “Collateral Agent”), Ascend Global Investment Fund SPC for and on behalf of Strategic SP (“Ascend”), and Mayfair Ventures Pte Ltd in connection with the Company’s 4.50% senior secured convertible notes (the “Original Convertible Notes”). Pursuant to the Standstill Agreement, Bluescape and the Collateral Agent agreed to not exercise their respective rights, remedies, powers, privileges, and defenses under the Note Purchase Agreement, dated August 11, 2022 (the “Note Purchase Agreement”) with respect to the occurrence of any default or event of default, and all parties to the Standstill Agreement agreed to forbear from instituting or pursuing legal action with respect to the Original Convertible Notes. The Standstill Agreement also temporarily allowed the Company to go below its then enforce cash covenant of $10 million.

On December 1, 2023, the effectiveness of the Standstill Agreement was extended from December 1, 2023 to December 5, 2023 at which point the Company entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with

Bluescape, the Collateral Agent, and Ascend in connection with certain restructuring transactions with respect to the Company’s capital structure, including the Company’s Original Convertible Notes. Pursuant to the Restructuring Support Agreement, the parties agreed to implement the restructuring transactions either as an out-of-court restructuring (the “Out-of-Court Restructuring”) or an in-court restructuring under voluntary pre-packaged cases under chapter 11 of title 11 of the United States Code in a U.S. Bankruptcy Court.

On January 12, 2024, the Company held a special meeting of stockholders (the “Special Meeting”) where the Company’s stockholders approved the Out-of-Court Restructuring, including (i) an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.01 (the “Common Stock”) from 180,000,000 to 360,000,000, (ii) the issuance of up to $35 million of Common Stock at a price of $1.025 per share (the “Securities Offering”) to Ascend and Bluescape, if Bluescape decided to exercise its option to participate in the Securities Offering, and (iii) the issuance of additional shares of the Company’s Common Stock upon conversion of the Original Convertible Notes in connection with an amendment to the Note Purchase Agreement.

In accordance with the results from the Special Meeting, during January 2024, the Company issued Common Stock in two separate transactions that resulted in net proceeds to the Company of approximately $15.8 million (as further described in Note 9—Equity) and entered into an amended and restated note purchase agreement (the “January 2024 Amended and Restated Note Purchase Agreement,” as further described in Note 7—Debt), which completed the Out-of-Court Restructuring.

Going Concern

Management evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that these consolidated financial statements are issued. When substantial doubt exists, management evaluates whether the mitigating effect of its plans sufficiently alleviates substantial doubt about the Company's ability to continue as a going concern. The mitigating effect of management's plans, however, is only considered if both (1) it is probable that the plans will be effectively implemented within one year after the date that the financial statements are issued, and (2) it is probable that the plans, when implemented, will mitigate the relevant conditions or events that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the consolidated financial statements are issued. In performing this analysis, management concluded there continues to exist substantial doubt regarding the Company’s ability to continue as a going concern.

Although the Out-of-Court Restructuring, issuance of $6.0 million of additional senior secured convertible notes in June 2024 (the “June 2024 Notes,” and together with the Original Convertible Notes, the “Convertible Notes,” each as further described in Note 7—Debt), and August 2024 Offering (as further described and defined in Note 15—Subsequent Events) improved the Company’s cash position, and the Company continues to operate under a business plan that includes reductions in certain spending, management anticipates the need for additional financing within the next twelve months to maintain a cash balance in excess of the $7.5 million minimum cash covenant which goes into effect December 31, 2024 (as discussed in Note 7—Debt). If the Company is not able to secure additional financing and the Company’s cash balance falls below $7.5 million after such date, an event of default under the May 2024 Amended and Restated Note Purchase Agreement (as defined in Note 7—Debt) would occur if not cured after 30 days. An event of default would cause the Convertible Notes balance outstanding to become immediately due and payable, for which the Company would not have the resources to repay without additional financing. The receipt of potential funding, including the financing contemplated by the Debt Commitment Letters (as further described and defined in Note 15—Subsequent Events) cannot be considered probable at this time because these plans are not entirely within management's control as of the date of these consolidated financial statements. Therefore, there exists substantial doubt regarding the Company's ability to continue as a going concern for a period of one year after the date that these financial statements are issued. Even if additional financing is successfully consummated, available liquidity may still not be sufficient to eliminate the aforementioned substantial doubt regarding the Company's ability to continue as a going concern.

These financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business and do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of the uncertainties described above.

Concentrations of Risk

The Company maintains cash deposits at several major banks, which at times may exceed amounts covered by insurance provided by the United States Federal Deposit Insurance Corporation. Management monitors the financial health of the banks and believes the Company is not exposed to any significant credit risk, and the Company has not experienced any such losses.

The Company’s operations are predominately focused on the Project, which results in the Company being dependent upon a single mining operation in a single geographic region in the western United States in California. The geographic concentration of the Company’s operations may disproportionately expose it to disruptions if the region experiences severe weather, transportation capacity constraints, constraints on the availability of required equipment, facilities, personnel or services, significant governmental regulation or natural disasters.

Risks and Uncertainties

The Company is subject to a number of risks that its management believes are similar to those of other companies of similar size and industry, including but not limited to, the success of its exploration activities, need for significant additional capital (or financing) to fund operating losses, competition from substitute products and services from larger companies, protection of proprietary technology, patent litigation, and dependence on key individuals. The Company currently generates no revenues from operations and will need to rely on raising additional capital or financing to sustain operations in the long-term. There can be no assurance that management will be successful in its efforts to raise additional capital on terms favorable to the Company, or at all, or in management's ability to adequately reduce expenses, if necessary, to maintain sufficient liquidity or capital resources. Refer to the Going Concern discussion above for additional details.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates, assumptions, and allocations that affect amounts reported in the consolidated financial statements and related notes. Items that are subject to such estimates and assumptions include, but are not limited to, estimated useful lives and valuation of properties, plant and equipment, mineral rights and properties, deferred tax assets, estimation of future costs, useful life, and discount rates used to calculate the asset retirement obligations (“ARO”), assumptions used to value the embedded conversion option of the Convertible Notes, and fair value of stock-based compensation. Actual results could differ due to the uncertainty inherent in the nature of these estimates.

Significant Accounting Policies

Convertible Debt

Upon the issuance of convertible debt, the Company evaluates the embedded conversion features to determine whether the embedded conversion feature(s) should be bifurcated from the host instrument and accounted for separately as a derivative. If the conversion feature does not require derivative treatment, the instrument is evaluated for consideration of any beneficial conversion features. If a conversion feature is deemed to be beneficial, the intrinsic value of the conversion feature is recorded as additional paid in capital.

Derivative Financial Instruments

The Company records derivative instruments on the consolidated balance sheet at fair value as either an asset or a liability with changes in fair value recognized currently in earnings. Derivative financial instruments are classified as either current or non-current based upon the related classification of the host contract.

Debt Issue Costs

Costs incurred in connection with the issuance of debt are recorded as a reduction of the related debt and are amortized to interest expense over the life of the debt. If a conversion of the underlying debt occurs, a proportionate share of the unamortized amount is expensed in the period of conversion.

Capitalized Interest

The Company capitalizes a portion of its interest expense incurred on its Convertible Notes. The amount capitalized is determined by multiplying the amount of interest expense incurred during the reporting period by the ratio of amounts capitalized to construction in progress with respect to the principal amount of Convertible Notes outstanding, and is limited to actual interest costs incurred during the period. The accumulated construction in progress balances included in the capitalized interest calculation begin when the costs are incurred and end when the asset is either placed into service or written off. Capitalized interest costs are then depreciated over the life of the related asset.

Fair Value Measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The authoritative guidance requires disclosure of the framework for measuring fair value and requires that fair value measurements be classified and disclosed in one of the following categories:

Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. The Company considers active markets as those in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 - Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability. This category includes those derivative instruments that can be valued using observable market data. Substantially all of the inputs are observable in the marketplace throughout the full term of the derivative instrument, can be derived from observable data, or are supported by observable levels at which transactions are executed in the marketplace.

Level 3 - Measured based on prices or valuation models that require inputs that are both significant to the fair value measurement and less observable from objective sources (i.e., supported by little or no market activity).

Financial assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of the fair value of assets and liabilities and their placement within the fair value hierarchy. The Company periodically reviews its inputs to ensure the fair value level classification is appropriate. When transfers between levels occur, it is the Company’s policy to assume that the transfer occurred at the end of the period in which the change in circumstances that caused the transfer occurred.

The Company uses a Black-Scholes option valuation model to determine the grant date fair value of employee stock options which uses Level 2 inputs. See Note 10—Share Based Compensation for a description of the inputs used. The Company uses a binomial lattice model to determine the fair value of its Convertible Notes and related Convertible Note Derivative, which uses Level 2 and Level 3 inputs, respectively. See Note 7—Debt and Note 8—Convertible Notes Derivatives, respectively, for a description of the inputs used.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and liquid investments with an original maturity when acquired of three months or less. As of June 30, 2024 and 2023, cash and cash equivalents consisted of $4.9 million and $20.3 million, respectively, of funds held in bank accounts with financial institutions in the United States.

Mineral Rights and Properties and Exploration and Evaluation Costs

Mineral property acquisition costs, including indirectly related acquisition costs, are capitalized when incurred. Acquisition costs include cash consideration.

Exploration and evaluation costs are classified as project expenses and expensed as incurred. When it is determined that a mining deposit can be economically and legally extracted or produced, development costs related to such reserves and incurred after such determination will be considered for capitalization. The establishment of proven and probable reserves is based on results of feasibility studies. Upon commencement of commercial production from the proposed commercial facility, capitalized costs will be amortized over their estimated useful lives or units of production, whichever is a more reliable measure. Capitalized amounts relating to a property that is abandoned or otherwise considered uneconomic for the foreseeable future will be written off.

Drilling, development and related costs are either classified as project expenses and charged to operations as incurred, or capitalized, based on the following criteria:

•
whether the drilling or development costs relate to a project that has been determined to be economically feasible, and a decision has been made to put the project into production; and
•
whether, at the time the cost is incurred: (a) the expenditure embodies a probable future benefit that involves a capacity, singly or in combination with other assets, to contribute directly or indirectly to future net cash inflows, (b) the Company can obtain the benefit and control others’ access to it, and (c) the transaction or event giving rise to the right to or control of the benefit has already occurred.

Impairment of Long-Lived Assets

The carrying amount of long-lived assets is reviewed for impairment when events and circumstances indicate that such assets might be impaired. An asset is considered impaired when estimated future undiscounted cash flows are less than the carrying amount of the asset. In the event the carrying amount of such asset is not considered recoverable, the asset is adjusted to its fair value. Fair value is generally determined based on discounted future cash flows.

Properties, Plant and Equipment

Properties, plant and equipment are recorded at historical cost. Depreciation and amortization are provided in amounts sufficient to match the cost of depreciable assets to operations over their estimated service lives or productive value, whichever is shorter. Expenditures for improvements that significantly extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are charged to expense when incurred.

Assets under construction (“Construction in progress”) include engineering costs related to the proposed commercial-scale facility, and will be depreciated in accordance with the Company’s depreciation policy once placed in service.

Asset Retirement Obligations

The Company’s mining, construction and exploration activities are subject to various laws and regulations, including legal and contractual obligations to reclaim, remediate, or otherwise restore properties at the time the related asset is removed from service. If a reasonable estimate of the fair value of an obligation to perform site reclamation, dismantle facilities or plug and abandon wells can be made, the Company records a liability (an ARO) on its consolidated balance sheet and capitalizes the present value of the asset retirement cost in mineral rights and properties.

In general, the amount of the initial recorded ARO and the costs capitalized will equal the estimated future costs to satisfy the abandonment obligation assuming normal operation of the asset, using current prices that are escalated by an assumed inflation factor up to the estimated settlement date, which is then discounted back to the date that the abandonment obligation was incurred using the Company’s credit adjusted risk-free rate. After recording these amounts, the ARO is accreted to its future estimated value and the original capitalized costs are amortized using the straight line method over the estimated life of the related asset. Accretion of the liability is included in project expenses in the statement of operations and the amortization of the original capitalized costs are included in depreciation and amortization expense in the Company’s statement of operations (See Note 2—Mineral Rights and Properties, Net and Note 5—Asset Retirement Obligations).

For activities that do not qualify for asset capitalization, the costs associated with the obligation are charged to expense. Environmental compliance costs related to maintaining the existing permits are expensed in the period incurred.

Certain asset retirement obligations are secured by either certificate of deposits or surety bonds held for the benefit of the state of California in amounts determined by applicable federal and state regulatory agencies. Reclamation bond deposits as of June 30, 2024 and 2023 were $311 thousand and $309 thousand, respectively.

Leases

The Company determines if a contractual arrangement is, or contains, a lease at the inception date. Right-of-use (“ROU”) assets and liabilities related to operating leases are separately reported in the consolidated balance sheet. The Company has made an accounting policy election to exclude short-term leases (leases with a term of 12 months or less and which do not include a purchase option that the Company is reasonably certain to exercise) from the balance sheet presentation.

ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets and lease liabilities are recognized at the lease commencement date based on the present value of the future lease payments over the lease term. When the rate implicit to the lease cannot be readily determined, the Company utilizes the Company’s incremental borrowing rate in determining the present value of the future lease payments. The incremental borrowing rate is derived from information available at the lease commencement date and represents the rate of interest that the Company would have to pay to borrow on a collateralized basis over a similar term an amount equal to the lease payments in a similar economic environment. The ROU asset includes any lease payments made and lease incentives received prior to the commencement date. Operating lease ROU assets could also include any cumulative prepaid or accrued rent when the lease payments are uneven throughout the lease term. The ROU assets and lease liabilities may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option.

Lease liabilities are increased by interest and reduced by payments each period, and the ROU asset is amortized over the lease term. For operating leases, interest on the lease liability and the amortization of the ROU asset result in straight-line rent expense over the lease term. Variable lease expenses are recorded when incurred.

Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, the Convertible Notes, vehicle notes, and accounts payable and accrued liabilities. Management believes the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair values of these instruments, due to their short-term nature, with the exception of the Convertible Notes and vehicle notes, approximate their carrying value. See Note 8—Convertible Notes Derivatives for fair value information related to the Convertible Notes.

Share Based Compensation

The fair value of share based compensation awards is measured at the date of grant and amortized over the requisite service period, which is generally the vesting period, with a corresponding increase in additional paid-in capital. The Company does not estimate the potential for forfeiture of share based compensation awards when determining the fair value of awards on the grant date. In the case of a share based compensation award that is either canceled or forfeited prior to vesting, the amortized expense associated with the unvested award is reversed.

Loss per Common Share

Basic net loss per common share is computed by dividing net loss, by the weighted average number of common shares outstanding. Diluted loss per share includes any additional dilution from common stock equivalents.

Income Taxes

The Company uses the liability method of accounting for income taxes. Under this method, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end.

In evaluating the Company’s ability to recover its deferred tax assets, management considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and recent financial operations. In projecting future taxable income, the Company develops assumptions including the amount of future state and federal pretax operating income, the reversal of temporary differences, and the implementation of feasible and prudent tax planning strategies. These assumptions require significant judgment about the forecasts of future taxable income and the assumptions are consistent with the plans and estimates that the Company uses to manage the underlying business. A valuation allowance is recorded against deferred tax assets if the Company believes it is more likely than not the related tax benefits will not be realized.

The Company evaluates uncertain tax positions in a two-step process, whereby (i) it is determined whether it is more likely than not that the tax positions will be sustained based on the technical merits of the position and (ii) for those tax positions that meet the more-likely-than-not recognition threshold, the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the related tax authority would be recognized.

Contingencies

Certain conditions may exist as of the date the Company’s consolidated financial statements are issued that may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company’s management, with input from legal counsel, assesses such contingent liabilities, and such assessment inherently involves judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in proceedings, the Company’s management, with input from legal counsel, evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a loss has been incurred and the amount of liability can be estimated, then the estimated undiscounted liability is accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed. Actual results could vary from these estimates and judgments.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

Reclassifications

Certain reclassifications have been made to prior years’ reported amounts in order to conform to the current year presentation. These reclassifications did not impact our previously reported net income (loss), stockholders’ equity or cash flows.

Recently Issued and Adopted Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) that are adopted by the Company as of the specified effective date. Unless otherwise discussed, management believes that the impact of recently issued standards did not or will not have a material impact on the Company’s consolidated financial statements upon adoption.

In December 2023, the FASB issued ASU No. 2023-09, Improvements to Income Tax Disclosures (“ASU 2023-09”). ASU 2023-09 is intended to improve income tax disclosures primarily through enhanced disclosure of income tax rate reconciliation items, and disaggregation of income (loss) from continuing operations, income tax expense (benefit) and income taxes paid, net disclosures by federal, state and foreign jurisdictions, among others. ASU 2023-09 is effective for annual reporting periods beginning after December 15, 2024, and early adoption is permitted. The Company is evaluating the impact that ASC 2023-09 will have on the consolidated financial statements and its plan for adoption, including the adoption date and transition method.

2. Mineral Rights and Properties, Net

The Company owns surface properties and the associated mineral rights for the Project. The Company has capitalized the cost of drilling water supply wells, which provide water for the Project. For the years ended June 30, 2024 and 2023, the Company recognized hydrology income of $2 thousand and $62 thousand, respectively.

The Company had a net royalty lease agreement with Elementis Specialties, Inc. (“Elementis”) to explore, develop and mine boron and lithium on claims held by Elementis which expired on March 31, 2023 when the Company elected not to renew the agreement. As a result, the Company recognized approximately $908 thousand of related impairment expense related to the book value of the lease during the year ended June 30, 2023.

Mineral rights and properties, net consisted of the following at the end of each period presented.

	June 30,	June 30,
	2024	2023
	(in thousands)
Mineral properties	$6,733	$6,733
Hydrology wells	547	547
Asset retirement cost, net of accumulated amortization of $44 and $23 at June 30, 2024 and 2023, respectively (1)	336	357
Mineral rights and properties, net	$7,616	$7,637

(1) Represents the carrying value of capitalized costs associated with asset retirement obligations, as discussed in Note 5—Asset Retirement Obligations

3. Construction in Progress

Construction in progress represents the equipment which has been acquired and is not in use, payments for design, engineering, and construction services in relation to the development of the Project, and any amounts of interest that have been capitalized related to such balances. During the fourth fiscal quarter of 2024, the Company placed the Small-Scale Facility (“SSF”) and its related injection and recovery wells, equipment and facilities into full commercial operation and therefore transferred approximately $75.9 million previously recorded as construction in progress to property plant and equipment. As of June 30, 2024, the amounts that continue to be reported as construction in progress relate to costs incurred in connection with the proposed commercial facility.

Construction in progress consisted of the following at the end of each period presented.

	June 30,	June 30,
	2024	2023
	(in thousands)
Engineering services	$608	$9,122
Equipment	—	31,692
Construction	—	21,579
Injection and recovery wells	—	4,002
Capitalized interest	—	1,158
Total construction in progress	$608	$67,553

4. Properties, Plant and Equipment, Net

During the fourth fiscal quarter of 2024, the Company placed the SSF and its related injection and recovery wells, equipment and facilities into full commercial operation and therefore transferred approximately $75.9 million previously recorded as construction in progress to property plant and equipment. This amount represents the engineering services, equipment and construction costs related to the SSF and its related facilities, including any amounts of interest that were capitalized thereon. This amount was categorized into small-scale facility, injection and recovery wells, buildings and other plant and equipment, as appropriate. The Company intends to operate the SSF until the proposed commercial facility is placed into operation, and therefore assigned a corresponding useful life. The useful life of the injection and recovery wells was based on their estimated productive life and anticipated usage in the proposed commercial facility until the end of their productive lives. The other assets placed into service will be depreciated in accordance with the Company’s established estimated useful life policy.

Properties, plant and equipment, net consisted of the following at the end of each period presented.

	Depreciation	Estimated useful	June 30,	June 30,
Asset category	method	life (in years)	2024	2023
			(in thousands)
Land	N/A	—	$1,533	$1,533
Small-scale facility — Plant	Straight-line	3.75	69,619	—
Injection and recovery wells	Straight-line	5	6,134	—
Buildings	Straight-line	7-15	979	873
Vehicles	Straight-line	3-5	345	345
Other plant and equipment	Straight-line	5-10	729	623
			79,339	3,374
Less accumulated depreciation			(5,467)	(318)
Properties, plant and equipment, net			$73,872	$3,056

The Company recognized depreciation expense of $5.2 million and $184 thousand for the years ended June 30, 2024 and 2023, respectively. Included in depreciation expense was amortization related to asset retirement costs (refer to Note 2—Mineral Rights and Properties, Net) of $21 thousand and $17 thousand for the years ended June 30, 2024 and 2023, respectively.

5. Asset Retirement Obligations

The Company’s asset retirement obligations represent the present value of estimated future costs associated with the plugging and abandonment of water monitoring, injection and recovery wells, and surface reclamation. The following table provides a reconciliation of the Company’s asset retirement obligations for the period presented.

Year ended
June 30, 2024
(in thousands)
Asset retirement obligation — beginning of period	$724
Obligation incurred during the period	—
Revisions to previous estimates	—
Accretion	71
Asset retirement obligation — end of period	$795

6. Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities consisted of the following at the end of each period presented.

	June 30,	June 30,
	2024	2023
	(in thousands)
Accounts payable - trade (1)	$854	$1,492
Accrued expenses	603	1,350
Accrued capital expenditures	3,309	3,386
Accrued payroll	2,263	1,072
Accrued interest	2,496	1,388
Current portion of debt	42	40
Accounts payable and accrued liabilities	$9,567	$8,728

(1) Includes $235 thousand and $699 thousand related to construction in progress or property, plant and equipment as of June 30, 2024 and 2023, respectively.

7. Debt

Long Term Debt

Long-term debt consisted of the following at the end of each period presented.

	June 30,	June 30,
	2024	2023
	(in thousands)
Convertible Notes	$71,671	$61,710
Vehicle notes payable	108	148
Total debt	71,779	61,858
Current portion of debt	42	40
Long-term debt	71,737	61,818
Unamortized convertible note discount	(4,035)	(20,691)
Unamortized debt issuance costs — Convertible Notes	(2,871)	(3,456)
Long-term debt, net	$64,831	$37,671

As further discussed below, on June 11, 2024, the Company issued an additional $6.0 million principal amount of June 2024 Notes. Additionally, on August 15, 2023 and February 15, 2024, the Company elected to issue additional notes as payment for $1.8 million and $2.1 million of interest accrued on the Convertible Notes during the period from February 16, 2023 through August 15, 2023, and August 16, 2023 through February 15, 2024, respectively.

Interest Expense

Interest expense consisted of the following for each period presented.

	Year ended June 30,
	2024	2023
	(in thousands)
Convertible Notes interest	$5,068	$3,098
Vehicle notes payable interest	5	7
Amortization of debt issuance costs and discount — Convertible Notes	3,481	4,907
Other interest	19	—
Gross interest expense	8,573	8,012
Less: amount capitalized to construction in progress	2,374	1,158
Interest expense, net of amounts capitalized	$6,199	$6,854

Effective interest rate — Convertible Notes (1)	17.9%	25.3%

(1) The effective interest rate represents a weighted-average interest rate applicable for the respective period. Interest expense utilized in the calculation is based upon the gross interest expense in the table above, and the principal balance utilized in the calculation is based on the ending net long-term debt applicable to each interest period inclusive of unamortized debt issuance costs and discount, changes in the principal balance resulting from the issuance of the June 2024 Notes, interest paid-in-kind and any adjustments resulting from the January 2024 Amended and Restated Note Purchase Agreement.

Convertible Notes

On August 11, 2022, the Company executed a $60 million private placement of the Original Convertible Notes with Bluescape, which is secured by a security interest in substantially all of the Company’s assets, which closed on August 26, 2022 (the “Original Closing Date”). As discussed within Note 1, on January 12, 2024, at the Special Meeting, the Company’s shareholders approved certain proposals that allowed for an Out-of-Court Restructuring, and on January 18, 2024 (the “Modification Date”), the January 2024 Amended and Restated Note Purchase Agreement was executed in accordance with the Out-of-Court Restructuring which modified certain terms of the Original Convertible Notes. In connection with the execution of the January 2024 Amended and Restated Note Purchase Agreement, the maturity date of the Original Convertible Notes was extended one year to August 15, 2028, and fifty percent (50%) of the outstanding Convertible Notes were acquired by Ascend and Meridian Investments Corporation from Bluescape. On May 28, 2024, the Company entered into a second amendment (“Amendment No. 2”) to the January 2024 Amended and Restated Note Purchase Agreement and agreed, among other things, to (i) issue and sell new senior secured convertible notes in substantially the same form and under the same terms as the Original Convertible Notes, as amended, in an aggregate principal amount of $6.0 million (the “June 2024 Notes” and, together with the Original Convertible Notes, the “Convertible Notes”) to Bluescape and Ascend, and (ii) amend and restate the January 2024 Amended and Restated Note Purchase Agreement in the form attached as Annex A to Amendment No. 2 (the “May 2024 Amended and Restated Note Purchase Agreement”). As part of the January 2024 and May 2024 Amended and Restated Note Purchase Agreements, the Company incurred approximately $2.6 million and $541 thousand of debt issuance costs.

At the Company’s election, the Convertible Notes bear interest at an annual rate of 4.50% if paid in cash, and 10.00% if paid through the issuance of additional notes. Interest is paid semi-annually on February 15 and August 15 of each year. The Original Convertible Notes contained a financial covenant requiring the Company to maintain a cash balance of at least $10 million which was waived during the effective periods of both the Standstill Agreement and Restructuring Support Agreement. As part of the January 2024 Amended and Restated Note Purchase Agreement, the minimum cash covenant was waived through June 28, 2024 and was reduced thereafter to $7.5 million, and then as part of Amendment No. 2 waived through December 31, 2024.

As discussed in Note 15—Subsequent Events, on August 25, 2024, the Company entered into commitment letters (the “Debt Commitment Letters”) with Bluescape and Ascend (together, the “Commitment Parties”), pursuant to which each of the Commitment Parties has agreed to purchase $3.0 million aggregate principal amount of the Company's secured convertible promissory notes (the “September 2024 Notes”) in a private placement, subject to certain terms and conditions (the “Debt Financing”). The funding of the Debt Financing pursuant to the Debt Commitment Letters is contingent on the satisfaction of certain conditions and the amendment of the Company’s existing Amended and Restated Note Purchase Agreement, which is anticipated to occur before September 17, 2024. The September 2024 Notes will be substantially identical to the Company’s outstanding Convertible Notes, and the conversion price applicable to the September 2024 Notes will be $0.9375.

Convertible Notes – Conversion Terms

The Convertible Notes, including accrued interest paid-in-kind, may be converted into shares of the Company’s Common Stock at any time before the Convertible Notes mature based upon a conversion rate of 650.4065 shares of Common Stock per $1,000 principal amount of Convertible Notes (the “Conversion Rate”), representing a conversion price of approximately $1.5375 per share. The May 2024 Amended and Restated Note Purchase Agreement modified an existing provision applicable to the Convertible Notes that provides for certain adjustments to the Conversion Rate to increase the number of shares of Common Stock issuable upon conversion of the Convertible Notes (the “Additional Shares”) in the event of certain change of control transactions or other events specified in the January 2024 Amended and Restated Note Purchase Agreement (a “Make-Whole Fundamental Change”). Accordingly, the Conversion Rate will increase by up to 325.2033 Additional Shares per $1,000 principal amount of Convertible Notes, based on the timing of a Make-Whole Fundamental Change and the trading price of the Common Stock at such time or the cash received by holders of the Common Stock in connection with such Make-Whole Fundamental Change.

The Conversion Rate applicable to the June 2024 Notes is subject to adjustment if, on or prior to December 31, 2024, the Company sells Common Stock or any other equity-linked securities in one or more transactions at an effective price per share that is less than the conversion price then in effect, subject to certain exemptions (a “Degressive Issuance”). In the event of a Degressive Issuance, the Conversion Rate applicable to the June 2024 Notes will be adjusted based on the weighted average issuance price of the securities sold in such Degressive Issuance, as set forth in the May 2024 Amended and Restated Note Purchase Agreement. Pursuant to the terms of the May 2024 Amended and Restated Note Purchase Agreement, the Company will not be permitted to effect any Degressive Issuance that would result in an adjustment to the Conversion Rate that requires the approval of the Company’s stockholders pursuant to the listing standards of The Nasdaq Global Select Market, unless the Company has obtained such stockholder approval before such Degressive Issuance.

As part of the August 2024 Offering (as further described and defined in Note 15—Subsequent Events), the Degressive Issuance provision applicable to the June 2024 Notes resulted in an adjustment to the conversion rate from 650.4065 shares of Common Stock per $1,000 principal amount of June 2024 Notes to 692.7990 shares of Common Stock per $1,000 principal amount of June 2024 Notes (the “Adjusted Conversion Rate”). As a result of the Adjusted Conversion Rate, the June 2024 Notes are convertible into an aggregate of up to 6,252,366 shares of Common Stock, assuming all accrued interest is paid-in-kind through maturity.

Prior to entering into the January 2024 Amended and Restated Note Purchase Agreement, the Company had the right to convert the Convertible Notes into shares of the Company’s Common Stock based upon the Company’s Common Stock trading above certain threshold prices at certain dates. However, in connection with the January 2024 Amended and Restated Note Purchase Agreement, the Company’s ability to convert the Convertible Notes and force conversion into Common Stock was eliminated.

Amendment No. 2 also requires the Company to maintain the effectiveness of registration statements filed with the SEC relating to shares of the Company’s Common Stock which may be received by the holders of the Convertible Notes if such Convertible Notes are converted into Common Stock. If the Company fails to maintain the effectiveness of such registration statements through the period in which the Convertible Notes may be converted, the interest rate applicable to the Convertible Notes may be increased by 0.5% per annum for each 90-day period where such registration statements are not effective, up to a maximum of 2.0% per annum.

Convertible Notes – Derivatives

The terms of the Original Convertible Notes permitted a change in the then applicable 56.82 shares of Common Stock per $1,000 principal amount conversion rate upon a digressive issuance by the Company within three months of the Original Closing Date, as specified in the Note Purchase Agreement. As a result, this conversion feature was deemed to be an embedded derivative requiring bifurcation and separate accounting as a stand-alone derivative instrument (the "Original Convertible Note Derivative"). The Original Convertible Notes were initially recorded at their face amount of $60 million less debt issuance costs of $4.2 million and the fair value of the Original Convertible Note Derivative, which was determined to be $24.9 million. The provision that resulted in separate accounting for the Original Convertible Note Derivative expired November 26, 2022, and accordingly, the fair value of the Original Convertible Note Derivative at expiration of the provision was transferred to additional paid-in capital.

As part of the May 2024 Amended and Restated Note Purchase Agreement, the Conversion Rate applicable to the June 2024 Notes is permitted to change upon a Digressive Issuance by the Company on or before December 31, 2024. As a result, this conversion feature was deemed to be an embedded derivative requiring bifurcation and separate accounting as a stand-alone derivative instrument (the "June 2024 Convertible Note Derivative"). The June 2024 Notes were initially recorded at their face amount of $6 million less debt issuance costs of $541 thousand and the fair value of the June 2024 Convertible Note Derivative, which was determined to be $4.1 million. The provision that results in separate accounting for the June 2024 Convertible Note Derivative will expire on December 31, 2024, and accordingly, the fair value of the June 2024 Convertible Note Derivative, if any, on such date will be transferred to additional paid-in capital. Refer to Note 8—Convertible Notes Derivatives and the discussion immediately below for additional details regarding the fair values of the Original Convertible Note Derivative and the June 2024 Convertible Note Derivative.

Convertible Notes – Fair Value

Fair value and carrying value information for the Convertible Notes at each period end follows.

		Unamortized Debt	Net Liability
	Principal	Discount and	Carrying	Fair Value
	Amount	Issuance Costs	Amount	Amount	Leveling
	(in thousands)
As of June 30, 2024
Convertible Notes due August 15, 2028	$71,671	$(6,906)	$64,765	$65,231	Level 2

As of June 30, 2023
Convertible Notes due August 15, 2027	$61,710	$(24,147)	$37,563	$40,316	Level 2

The valuation model for the Convertible Notes and related Original Convertible Note Derivative and June 2024 Convertible Note Derivative requires the input of subjective assumptions including expected share price volatility, risk-free interest rate and debt rate. Changes in the input assumptions as well as the Company's underlying share price can materially affect the fair value estimates. Additionally, the modification of the conversion features associated with the January 2024 Amended and Restated Note Purchase Agreement resulted in a significant increase in the fair value of the Original Convertible Notes outstanding on such date, and a related loss on extinguishment of debt. Other changes in the reported fair value of the Convertible Notes between periods are not recognized in net income and therefore have no effect on reported net income (loss).

The significant assumptions used in the fair value model for the Convertible Notes and related Original Convertible Note Derivative and June 2024 Convertible Note Derivative include the following, with changes in volatility, debt rate and stock price having the most significant impact on the related fair values.

			June 11,	January 18,		November 26,	August 26,
	June 30,		2024	2024	June 30,	2022	2022
	2024		(June 2024 Notes)	(Modification)	2023	(Termination)	(Original Notes)
Risk-free interest rate	4.5%		4.5%	4.1%	4.4%	3.9%	3.2%
Volatility	50.0%		55.0%	55.0%	50.0%	40.0%	40.0%
Debt rate	28.7% - 36.7%	(1)	36.3%	25.3%	17.5%	17.7%	17.3%
Stock price per share	$1.21		$1.44	$1.21	$3.28	$11.63	$15.83

(1) A debt rate of 36.7% was utilized in the valuation of the June 2024 Notes, while a rate of 28.7% was utilized for the Original Convertible Notes.

Convertible Notes – Loss on Extinguishment

For accounting purposes, the modification of the terms of the Convertible Notes in connection with the January 2024 Amended and Restated Note Purchase Agreement was evaluated and determined to be representative of an in-substance extinguishment of the Convertible Notes outstanding at that date, and establishment of new debt, primarily due to the significance of the changes to the terms of the conversion features. As a result, the Company wrote-off the remaining principal, accrued interest, unamortized discount and debt issuance costs associated with the prior debt on the Modification Date and recognized the modified debt on the balance sheet at its fair value of $65.2 million. The fair value of the modified debt was determined utilizing a binomial lattice model, and the significant inputs to such model are described in more detail in the preceding table. The difference in value between the prior debt and the modified debt resulted in a loss on extinguishment of debt of $21.0 million, the calculation of which is summarized in the following table.

Year ended June 30, 2024
(in thousands)
Modified Convertible Notes, at fair value
Principal	$63,561
Accrued interest	1,621
Net long-term debt recognized	$65,182

Convertible Notes on Modification Date
Principal	$63,561
Accrued interest	1,621
Unamortized Convertible Notes discount	(17,953)
Unamortized debt issuance costs	(3,000)
Net long-term debt written-off	$44,229

Loss on extinguishment of debt	$20,953

8. Convertible Notes Derivatives

The Original Convertible Note Derivative and June 2024 Convertible Note Derivative, each which related to the Convertible Notes described above in Note 7—Debt, were valued upon initial recognition and at each reporting period at fair value using a with-and-without methodology utilizing a binomial lattice model (a model which utilizes Level 3 fair value inputs). Refer to Convertible Notes – Fair Value in Note 7—Debt for a table of certain inputs utilized in the valuation of the Convertible Notes and related convertible notes derivatives on certain dates. Changes in the fair value were recognized in Derivative gain (loss) in the statement of operations, but had no related impact on the Company’s cash position or cash flows. The provision that resulted in separate accounting for the Original Convertible Note Derivative began on August 26, 2022 in connection with the issuance of the Original Convertible Notes and expired November 26, 2022, and accordingly, the fair value of the Original Convertible Note Derivative at expiration of the provision was transferred to additional paid-in capital. The provision that results in separate accounting for the June 2024 Convertible Note Derivative began June 11, 2024 in connection with the issuance of the June 2024 Notes and will expire on December 31, 2024, and accordingly, the fair value of the June 2024 Convertible Note Derivative, if any, will be transferred to additional paid-in capital at that time.

The components of changes to the fair value of each of the convertible note derivatives for the periods presented are summarized below.

Derivative
(Asset)/Liability
(in thousands)
Convertible note derivative (asset) liability — June 30, 2022	$—
Additions, at fair value, August 26, 2022	24,896
Fair value adjustment (gain) loss	(11,743)
Reclassified to additional paid-in capital, at fair value, November 26, 2022	(13,153)
Convertible note derivative (asset) liability — June 30, 2023	—
Additions, at fair value, June 11, 2024	4,064
Fair value adjustment (gain) loss	(749)
Convertible note derivative (asset) liability — June 30, 2024	$3,315

9. Equity

The Company is authorized to issue up to 360,000,000 shares of common stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, par value, $0.01 per share. The Company has no outstanding shares of preferred stock.

On January 18, 2024, as part of the Out-of-Court Restructuring, and pursuant to a subscription agreement with Ascend, dated December 5, 2023 and an amended and restated subscription agreement with 5ECAP LLC (“5ECAP”), dated January 18, 2024 (the “5ECAP Subscription Agreement”), the Company issued (i) 5,365,854 shares of Common Stock to Ascend at a price of $1.025 per share, which shares included the placement fee to Ascend in shares of Common Stock and (ii) 5,365,854 shares of Common Stock to 5ECAP at a price of $1.025 per share, which shares included the placement fee to 5ECAP in shares of Common Stock. Then, on January 29, 2024, also as part of the Out-of-Court Restructuring and pursuant to the 5ECAP

Subscription Agreement, the Company issued an additional 8,317,074 shares of Common Stock to 5ECAP at a price of $1.025 per share. These transactions resulted in net proceeds to the Company of $15.8 million. In addition to these share issuances, during the year ended June 30, 2024, 82 thousand shares of Common Stock were issued upon the vesting of certain equity awards, which did not result in any net cash proceeds to the Company.

As discussed in Note 15—Subsequent Events, on August 27, 2024, the Company issued (i) 5,333,333 shares (the “Shares”) of Common Stock, (ii) Series A warrants to purchase up to an aggregate of up to 5,333,333 shares of Common Stock (the “Series A Warrants”) and (iii) Series B warrants to purchase an aggregate of 5,333,333 shares of Common Stock (the “Series B Warrants”, and collectively with the Series A Warrants, the “Warrants”). The Shares and Warrants were offered and sold on a combined basis for consideration equating to $0.75 for one Share and two Warrants. The exercise price for each of the Warrants is $0.7981 per share. This transactions resulted in gross proceeds to the Company of approximately $4.0 million before deducting the placement agent’s fees and other offering expenses.

During the year ended June 30, 2023, the Company issued 882 thousand shares of its Common Stock for net cash proceeds of $3.4 million upon the exercise of stock options and vesting of equity awards.

2024 Equity Distribution Agreement

On March 28, 2024, the Company entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Canaccord Genuity LLC and D.A. Davidson & Co. (the “Agents”) pursuant to which the Company may offer and sell up to $15.0 million of shares of Common Stock from time to time through the Agents, acting as the Company’s sales agents, or directly to one or more of the Agents, acting as principal (the “ATM Program”).

Neither of the Agents is required to sell any specific number or dollar amount of shares of the Company’s Common Stock, but each has agreed, subject to the terms and conditions of the Equity Distribution Agreement, to use its commercially reasonable efforts, consistent with its normal trading and sales practices, to sell the shares of Common Stock on the terms agreed upon by such Agent and the Company.

The Company did not sell any shares of Common Stock nor receive any proceeds under the Equity Distribution Agreement during the year ended June 30, 2024. As a result of the August 2024 Offering (as defined in Note 15—Subsequent Events) we are precluded from utilizing the ATM program for one year following the closing of the offering.

10. Share Based Compensation

2022 Equity Compensation Plan

In March 2022, the Company’s Board of Directors adopted the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan (the “Incentive Plan”). A total of 2.5 million shares of common stock are reserved for issuance under the Incentive Plan. The Incentive Plan authorizes the grant of stock options, restricted share units (“RSUs”), performance share units (“PSUs”), director restricted share units (“DSUs”), performance cash units and other equity-based awards. The Company’s Compensation Committee determines the exercise price for stock options and other equity-based awards, which may not be less than the fair market value of the Company’s common stock on the date of grant. As of June 30, 2024, approximately 1.2 million shares of common stock remain available for issuance under the Incentive Plan. It is the Company’s policy to issue new shares of Common Stock to satisfy stock option exercises.

Share Based Compensation Expense

Share based compensation expense is included in general and administrative expense and represents costs associated with RSUs, DSUs, PSUs and options activity. Share based compensation expense consisted of the following for the periods presented.

	Year Ended June 30,
	2024	2023
	(in thousands)
Share based compensation expense — service based
Employee share option plan	$397	$3,064
2022 Equity Compensation Plan — Options	1,443	934
2022 Equity Compensation Plan — PSUs	18	101
2022 Equity Compensation Plan — RSU and DSUs	1,632	854
Total share based compensation expense	$3,490	$4,953

As of June 30, 2024, the Company had approximately $1.8 million of total unrecognized stock-based compensation expense related to unvested stock-based compensation awards that is expected to be recognized over a weighted average period of 1.2 years.

Stock Options

All stock options outstanding prior to the three-month period ended September 30, 2022 were granted under the predecessor parent company's employee share option plan (the “ABR Employee Share Option Plan”). New option grants are made under the Incentive Plan and vest ratably over the vesting period, which is generally three years or less. The fair value of stock option awards granted to directors, officers, employees and/or consultants is estimated on the grant date using the Black-Scholes option valuation model and the closing price of the Company’s common shares on the grant date. Volatility is determined using the Company's historical stock price information. The significant assumptions used to estimate the fair value of stock option awards granted during the years ended June 30, 2024 and 2023, respectively, using the Black-Scholes option valuation model are as follows.

Year ended June 30,
	2024	2023
Exercise price	$1.27 - $7.73	$7.73 - $25.62
Share price	$1.15 - $2.46	$4.24 - $18.03
Volatility	99%	79% - 105%
Expected term in years	3 - 10	5 - 10
Risk-free interest rate	4.30% - 4.72%	2.91% - 3.56%
Dividend rate	Nil	Nil

The following table summarizes stock option activity for each of the periods presented.

	Year ended June 30,
	2024		2023
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
	(In thousands, except per share data)
Outstanding at beginning of the period	4,187	$10.91	4,874	$9.67
Granted	575	4.64	800	16.67
Exercised	—	—	(835)	4.15
Expired/forfeited	(761)	14.47	(652)	17.42
Outstanding at end of the period	4,001	9.33	4,187	10.91

Vested at the end of the period	3,660	9.80	3,349	9.82
Unvested at the end of the period	341	$4.23	838	$15.23

The weighted average remaining life of vested options as of June 30, 2024 and 2023 was approximately 1.4 years in each case. As of June 30, 2024 and June 30, 2023, the maximum expiration date for vested options was approximately 8.8 and 2.3 years, respectively.

As of June 30, 2024, there was $355 thousand of unrecognized compensation cost related to 341 thousand unvested stock options. This cost is expected to be recognized over a weighted-average remaining period of approximately 1.4 years. As of June 30, 2024 and June 30, 2023, the maximum expiration date for unvested options was approximately 3.1 and 9.8 years, respectively.

During the year ended June 30, 2024, 275,000 options with a remaining term of approximately 1.9 years and an exercise price of $25.62, granted to one grantee, were cancelled and concurrently replaced with 50,000 RSUs that vest over two years. The modification did not result in any incremental compensation expense.

The following table summarizes the activity for unvested options for each of the periods presented.

	Year ended June 30,
	2024		2023
	Number of Options	Weighted Average Grant Date Fair Value per share	Number of Options	Weighted Average Grant Date Fair Value per share
	(In thousands, except per share data)
Unvested at beginning of the period	838	$6.42	1,507	$6.05
Granted	575	1.44	800	7.11
Vested	(490)	9.24	(1,177)	5.88
Expired/forfeited	(582)	6.12	(292)	8.26
Unvested at end of the period	341	$1.79	838	$6.42

As of June 30, 2024 and 2023, all outstanding stock options and vested stock options had no intrinsic value as the exercise prices of the respective options exceeded the Company's stock price on such dates. There were no options exercised during the year ended June 30, 2024. The intrinsic value of stock options exercised during the year ended June 30, 2023 was $6.2 million.

Full Value Awards (Restricted Share Units, Performance Share Units and Director Share Units)

The following table summarizes RSU, DSU and PSU activity under the Incentive Plan for each of the periods presented.

	Serviced-Based Shares	Weighted Average Grant Date Fair Value per Share	Performance- Based Shares		Weighted Average Grant Date Fair Value per Unit	Total Shares
	(In thousands, except per share data)
Non-vested shares/units outstanding at June 30, 2022	48.8	$18.03	19.2		—	68.0
Granted	322.5	8.97	181.4	(2)	7.93	503.9
Vested	(61.1)	12.66	—		—	(61.1)
Forfeited	(100.4)	15.70	(61.5)		10.92	(161.9)
Non-vested shares/units outstanding at June 30, 2023	209.8	$6.78	139.1		$7.20	348.9
Granted	459.8	1.94	121.6	(1)	2.46	581.4
Vested	(164.8)	4.56	—		—	(164.8)
Forfeited	(137.0)	4.51	(166.3)		4.57	(303.3)
Non-vested shares/units outstanding at June 30, 2024	367.8	$2.56	94.4		$5.73	462.2

(1) During the year ended June 30, 2024, approximately 121.6 thousand PSUs were granted, which based on the achievement of certain financial and operational targets, could vest within a range of 0% to 100%. The targets are 1) construction of a large-scale commercial facility commencing prior to September 1, 2026; 2) the budget for the large-scale commercial facility remaining within a range of $342-418 million; and 3) an approved final investment decision in the large-scale commercial facility at a modeled internal rate of return of 20%. The determination of the percentage of shares that ultimately vest will be made at the three-year anniversary of the grant date based upon achievement of the performance targets over the applicable performance period.

(2) During the year ended June 30, 2023, approximately 181.4 thousand PSUs were granted, which based on the achievement of certain operational targets, could vest within a range of 0% to 100%. The targets are 1) commissioning and operation of the Small-Scale Facility; 2) obtaining formation flow, head grade and impurity profile data from the Small-Scale Facility; and 3) generating product data to ensure process design for detailed engineering. The determination of the percentage of shares that ultimately vest will be made at the three-year anniversary of the grant date based upon achievement of the performance targets over the applicable performance period.

11. Earnings (Loss) Per Common Share

Basic loss per share is computed by dividing net loss available to common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted loss per share reflects the potential dilution that could occur if DSUs, RSUs, PSUs, stock options and convertible securities such as the Convertible Notes (excluding any Additional Shares since the probability of a Make-Whole Fundamental Change cannot be predicted) were exercised or converted into the Company’s Common Stock at the end of the respective period. Diluted loss per share equals basic loss per share for the years ended June 30, 2024 and 2023, as the effect of including dilutive securities in the calculation would be antidilutive.

For the years ended June 30, 2024 and 2023, the following effects are excluded from the computation of dilutive loss per share as such effects would have an anti-dilutive effect.

	Year Ended June 30,
	2024	2023
	(in thousands)
Interest expense on Convertible Notes	$8,573	$8,012
Derivative gain (loss) — Convertible Notes Derivatives	$749	$11,743
Additional shares assuming conversion of Convertible Notes	46,615	3,506
Stock options and unvested restricted stock units and performance share units	4,601	4,724

As discussed in Note 15—Subsequent Events, on August 27, 2024 the Company completed an offering that resulted in the issuance of approximately 5.3 million shares of Common Stock and approximately 10.7 million warrants. This offering also resulted in an adjustment to the conversion rate applicable to the June 2024 Notes. If the Adjusted Conversion Rate were in effect as of June 30, 2024, it would have resulted in approximately 254 thousand additional shares being issued, assuming the conversion of all Convertible Notes. The impacts of these subsequent events are not reflected in the computation of earnings per share, as it would have served to reduce the net loss per share.

12. Defined Contribution Plan

The Company sponsors a defined contribution plan under Section 401(k) of the Internal Revenue Code. This plan covers all of the Company’s employees that have attained the age of 21 and have completed three months service. The Company matches employee deferrals 100% up to 4% and 50% up to 6% of an employee’s eligible earnings, subject to limitations imposed by the Internal Revenue Service. The Company’s contributions to this plan were $183 thousand and $206 thousand for the years ended June 30, 2024 and 2023, respectively.

13. Commitments and Contingencies

Purchase Obligations

As of June 30, 2024, the Company had purchase order commitments of $4.2 million for engineering services, raw materials for the operation of the SSF, equipment, software and drilling.

Litigation

On July 17, 2023, the Company filed a complaint (the “Complaint”) against a previous construction contractor in the United States District Court for the Central District of California, Eastern Division, alleging, among other things, numerous breaches by the contractor of its contractual obligations to 5EBA under the Procurement and Construction Contract, effective April 26, 2022, by and between 5EBA and the contractor, relating to the construction of the Small-Scale Facility in California (the “Contract”). On August 10, 2023, the contractor filed an answer to the Complaint as well as a counterclaim for, among other things, alleged breaches by 5EBA of its contractual obligations to the contractor under the Contract and has requested relief in the approximate amount of $5.5 million. The Company plans on filing a response disputing the counterclaims asserted by the contractor and reaffirming the grounds for recovery raised in the Complaint. Discovery has begun and is ongoing. An estimate of reasonably possible losses, if any, cannot be made at this time.

14. Income Taxes

The Company did not record a U.S. federal or state income tax benefit for losses incurred during the years ended June 30, 2024 and 2023. The Company has concluded that it is more likely than not that its deferred tax assets will not be realized which resulted in the recording of a full valuation allowance during those periods.

Domestic and foreign components of loss before income taxes for the years ended June 30 are as follows.

	2024	2023
	(in thousands)
United States	$62,013	$30,624
Australia	—	—
Total net loss	$62,013	$30,624

The following table presents a reconciliation of the United States statutory income tax rate to the Company’s effective income tax rate for the periods presented.

	Year ended June 30,
	2024	2023
	($ in thousands)
Loss before income taxes	$62,013	$30,624
Statutory income tax rate	21%	21%
Income tax benefit at statutory tax rates	$13,023	$6,431
State income tax benefit	2,691	1,755
Tax return true up	12	(1,769)
Share based compensation	(423)	(185)
Nondeductible interest on convertible note	(438)	(649)
Impact of change in functional currency	—	(743)
Other	(103)	(256)
Foreign rate differential	—	—
Disallowed exploration costs	—	—
Change in valuation allowance	(14,762)	(4,584)
Income tax benefit	$—	$—

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of the Company’s deferred taxes as of each date presented below are as follows.

	June 30,	June 30,
	2024	2023
Deferred tax assets:	($ in thousands)
Net operating loss carryforward	$25,924	$18,781
Amortization of exploration expenditures	8,948	8,437
Share based compensation	3,168	2,796
Depreciation	226	—
Interest Limitation 163(j)	737	2
Derivative	885	—
Other deferred tax assets	914	738
Total deferred tax assets	40,802	30,754
Less: valuation allowance	(39,403)	(24,791)
Deferred tax assets, net of valuation allowance to offset	1,399	5,963
Deferred tax liabilities:
Debt	(1,077)	(5,773)
Depreciation	-	(33)
Other deferred tax liabilities	(322)	(157)
Net deferred tax assets	$—	$—

As of June 30, 2024, the Company had U.S. federal, state, and Australian net operating loss (“NOL”) carryforwards of $85.3 million, $74.0 million and $9.4 million, respectively. As of June 30, 2023, the Company had U.S. federal, state, and Australian NOL carryforwards of $59.0 million, $52.0 million and $9.2 million, respectively. U.S. net operating loss carryforwards for the periods arising before December 31, 2018 have a 20 year carryforward, the earliest of which could expire in 2037. The amount of the post-tax reform U.S. federal NOL generated after tax year 2017 of approximately $85.3 million, can be carried forward indefinitely. California net operating losses have a 20-year carryforward, the earliest of which could expire beginning in 2037. Australia net operating losses can be carryforward indefinitely.

The utilization of the Company’s net operating loss or tax attributes may be subject to annual limitations provided by the Internal Revenue Code and similar state provisions to the extent certain ownership changes are deemed to occur. Such an annual limitation could result in the expiration of the attributes before utilization. The tax attributes reflected above have not been reduced by any limitations. To the extent it is determined upon completion of the analysis that such limitations apply, the Company will adjust the tax attributes accordingly. The Company faces the risk that its ability to use its tax attributes will be substantially restricted if it undergoes an “ownership change” as defined in Section 382 of the U.S. Internal Revenue Code.

The Company evaluates both the positive and negative evidence available to determine the realizability of its deferred tax assets. As of June 30, 2024 and 2023, the Company had a valuation allowance of $39.4 million and $24.8 million, respectively, of which both primarily relate to net operating losses and exploration costs.

Changes in the balance of the Company’s deferred tax asset valuation allowance for the periods presented are as follows:

	Year ended June 30,
	2024	2023
	($ in thousands)
Valuation allowance	$14,612	$1,120

The Company had no unrecognized tax benefits as of June 30, 2024 or 2023. The Company recognizes interest accrued related to unrecognized tax benefits and penalties in its income tax provision, if applicable. The Company has not recognized any interest or penalties in the periods presented in these financial statements. The Company is subject to income tax in the U.S. federal jurisdiction, California and Australia. Tax years 2020 and forward remain subject to examination but there are currently no ongoing exams in any taxing jurisdictions.

15. Subsequent Events

Interest Paid-In-Kind

On August 15, 2024, the Company elected to issue additional Convertible Notes as payment for $3.4 million of interest accrued during the period from February 16, 2024 through August 15, 2024.

August 2024 Debt Commitment and Equity Offering

On August 25, 2024, the Company entered into Debt Commitment Letters with the Commitment Parties, pursuant to which the Commitment Parties have agreed to purchase $6.0 million aggregate principal amount of September 2024 Notes in a private placement, subject to certain terms and conditions. The funding of the Debt Financing pursuant to the Debt Commitment Letters is contingent on the satisfaction of certain conditions and the amendment of the Company’s existing Amended and Restated Note Purchase Agreement, which is anticipated to occur before September 17, 2024. The September 2024 Notes will be substantially identical to the Company’s outstanding Convertible Notes, and the conversion price applicable to the September 2024 Notes will be $0.9375.

On August 27, 2024, the Company completed an offering (the “August 2024 Offering”) of (i) 5,333,333 shares of our Common Stock, (ii) Series A Warrants to purchase up to an aggregate of up to 5,333,333 shares of Common Stock and (iii) Series B Warrants to purchase an aggregate of 5,333,333 shares of Common Stock. The Shares and Warrants were offered and sold on a combined basis for consideration equating to $0.75 for one Share and two Warrants. The exercise price for each of the Warrants is $0.7981 per share.

The Series A Warrants and the Series B Warrants are initially exercisable on February 27, 2025. The Series A Warrants will expire on February 27, 2030 and the Series B Warrants will expire on February 27, 2027. The Warrants contain standard adjustments to the exercise price including for stock splits, stock dividends, rights offerings and pro rata distributions. The Warrants also include certain rights upon the occurrence of a “fundamental transaction” (as described in the Warrants), including the right of the holder thereof to receive from the Company or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of Common Stock in such fundamental transaction in the amount of the Black Scholes value (as described in the Warrants) of the unexercised portion of the Warrant on the date of the consummation of such fundamental transaction. The Warrants include cashless exercise rights to the extent the resale of the shares of Common Stock underlying the Warrants is not registered under the Securities Act.

The gross proceeds to us for the August 2024 Offering is approximately $4.0 million before deducting the placement agent’s fees and other offering expenses payable by us.

APPENDIX A-2

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE YEARS ENDED JUNE 30, 2024 AND 2023 (AS INCLUDED IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FILED SEPTEMBER 9, 2024)

Item 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) summarizes the significant factors affecting the operating results, financial condition, liquidity and capital resources, and cash flows of our Company for the years ended June 30, 2024 and 2023. This MD&A should be read in conjunction with, and is qualified in its entirety by, our consolidated financial statements, the accompanying notes to consolidated financial statements and other financial information included in this Annual Report on Form 10-K (the "Annual Report"). Except for historical information, the matters discussed in this MD&A contain various forward-looking statements that involve risks, uncertainties and assumptions and other important factors and are based upon judgments concerning various factors beyond our control. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of many factors, including those discussed under “Item 1A - Risk Factors” and elsewhere in this Annual Report, any of which could cause the Company’s actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they are made. Additionally, you should refer to the “Cautionary Note Regarding Forward-Looking Statements.” References within this MD&A to the “Company,” “we,” “our,” and “us,” refer to 5E Advanced Materials, Inc. and its subsidiaries.

Overview

5E Advanced Materials, Inc. is focused on becoming a vertically integrated global leader and supplier of specialty boron and advanced boron derivative materials whose mission is to enable decarbonization, increase food security, and ensure domestic supply of critical materials. We hold 100% of the rights through ownership in the Project through our wholly owned subsidiary 5E Boron Americas LLC. Our Project is underpinned by a mineral resource that includes boron and lithium, with the boron being contained in a conventional boron mineral known as colemanite. In 2022, our facility was designated as Critical Infrastructure by the U.S. Department of Homeland Security’s Cybersecurity and Infrastructure Security Agency. Our vision is to safely process boric acid and lithium carbonate through sustainable best practices to enable decarbonization, food security and domestic supply surety.

Recent Developments

Leadership Changes

Officer Transitions

On June 3, 2024, Susan Brennan resigned as President and Chief Executive Officer of the Company and as a director of the Board, effective as of June 3, 2024 (the “Effective Date”). Also on June 3, 2024, the Board appointed Paul Weibel, the Company’s Chief Financial Officer, as the Company’s Chief Executive Officer and principal executive officer, effective as of the Effective Date.

The Board also appointed Joshua Malm, the Company’s Interim Chief Accounting Officer, as the Company’s Interim Chief Financial Officer and principal financial officer and principal accounting officer, effective as of the Effective Date.

Director Changes

On June 24, 2024, Barry Dick was elected at our 2023 Annual General Meeting to serve on the Company’s Board. On June 30, 2024, Stephen Hunt resigned from the Board, and effective July 1, 2024, Bryn Jones was appointed to the Board.

2024 Highlights and Future Considerations

Operational Highlights

Commencement of Mining Operations, First Production of Boric Acid and Commencement of Customer Qualification Program

The Company believes that the commencement of commercial operations, first production of boric acid and commencement of customer qualification represents a significant strategic step forward in the Company’s development and mission.

On January 1, 2024, we began well-field injection under our Underground Injection Control permit to begin extracting valuable minerals from the Project. As anticipated, the wellfield took approximately one month for initial conditioning to take place, and in late January, utilizing all four of our production wells, we sent Pregnant Leach Solution (“PLS”) to a Louisiana based lab whereby the lab produced commercial grade boric acid. During March 2024, an independent third-party inductively coupled plasma mass spectrometry analysis confirmed the commercial grade boric acid produced in the Louisiana lab. During the first three months of mining operations, over 50,000 gallons of PLS were accumulated and we achieved an average head grade of 5.5% and the Small-Scale Facility (“SSF”) commenced production in April 2024 after final electrical work and commissioning was completed in March 2024.

With the first production batch of boric acid from the SSF complete, we continued to refine operating processes such as filtering, drying and bagging parameters for boric acid. During July 2024, we shipped samples of boric acid to multiple potential customers for them to begin customer qualification against their customer established qualification criteria. To meet specification, boric acid requires little to no moisture or impurities, as well as a specific particle size. With delivery of samples to certain customers complete, we continue to refine the production process to meet customer specification for larger amounts of product. Customers currently in the qualification program include leading global materials science, consumer electronics, fiber optics, defense and specialty pharmaceutical glass companies which have a growing need to procure boric acid supply for their applications. This key advancement is expected to facilitate further commercial discussion and form the foundation for off-take and supply agreements. Upon successful feedback from customers that the product meets their specifications, we then plan to deliver larger volumes of boric acid from the SSF, to the customer production facilities for product validation in a live manufacturing environment. We are currently targeting delivering up to 100 tons of boric acid to potential customers for testing during the fall of 2024.

The SSF is designed to initially produce up to 2,000 short tons of boric acid annually and targets initial production of lithium carbonate, with optionality built in to scale up to a run rate of 9,000 short tons and commensurate increased lithium production with an incremental capital investment. Our operations team is currently working towards our next production target of three short tons of boric acid per day while we optimize product quality and production rates.

The initial high-quality run-of-mine head grade of boric acid provides validation of our initial operational assumptions which we hope will facilitate discussions with stakeholders around funding options for Phase 1 of the proposed commercial facility and securing commercial contracts for our future products.

Commercial Facility and Wellfield Design Optimization

Our current technical report summary calls for a mine plan with 841 vertical wells. Initial recovery data and mine planning indicates that utilizing horizontal wells can increase solution flow rates, resource contact, and reduce the quantity of wells by a factor of up to ten, which could meaningfully reduce our anticipated capital expenditures. As it relates to the operation of the SSF, head grade equates to the quantity of boron in solution that is fed into the processing facility for crystallization. Based on historical reports from operations in the 1980s, our predecessor parent company, American Pacific Borates, estimated head grade of 3.7%. Through the first six months of operation, actual head grade has consistently ranged between 5.5% and 6.0%, with an average of 9,822ppm boron. The outperformance of head grade is attributed to our process change to inject the mining solution into the deposit at 140 degrees Fahrenheit where higher temperature drives a better head grade.

Our current technical report summary assumes a head grade of 7.0% and we remain on track to achieve this level or better. After processing boric acid, the remaining solution includes deleterious elements, calcium, water, and 1.5% hydrochloric acid. Through recirculation of the remaining solution, the 7.0% head grade or higher is expected to be achieved. As head grade increases, the process requires less energy for crystallization which would reduce operating costs. We are assessing the impact and feasibility of increasing the temperature above 140 degrees such that operating costs are further reduced with less energy consumption.

Colemanite is a calcium-based deposit, and as boron is extracted, the process results in a calcium biproduct. Our current technical report summary anticipates a gypsum biproduct which is not expected to add meaningful value. Other value-added biproducts such as calcium chloride and magnesium hydroxide are currently being assessed, in addition to the anticipated lithium stream. Magnesium is classified as a critical mineral according to the United States Geological Survey and production of magnesium hydroxide could be accretive to cash costs and further reduce operating costs. With production rates expected to ramp, line of sight on the next phase of customer qualification, and the optimization work currently in process near completion, the Company will prioritize its FEL-2 engineering program with targeted completion in early 2025. Included in the scope of the FEL-2 program is a capital estimate of plus or minus 25% for the 90,000 short ton per annum facility, which will drive an updated technical report summary and PFS.

Fluor Corporation Selected as EPC for FEL-2

We selected Fluor Corporation (“Fluor”) as our EPC services provider. The initial scope of Fluor will be to lead FEL-2 which will directly feed into the upgrading of the Company’s current S-K 1300 technical document into a PFS upon completion.

We believe the selection of Fluor, a world-class EPC firm with an extensive track record, will serve to be invaluable to us throughout our next phase of execution. We expect the work being conducted by Fluor will play an important role in ultimately getting our 5E Boron Americas Complex to the planned PFS-level study.

Financing Highlights

Out-of-Court Restructuring

Beginning in fiscal year 2023, we worked to identify appropriate funding solutions to address the Company’s liquidity profile. With the EPA approval still an open item, public market capital providers were reluctant to invest. As time progressed, even with cost saving measures implemented, the Company approached the then in force $10 million liquidity covenant (as discussed within Note 7 to the consolidated financial statements) and management therefore began discussions with its lender. The combination of the EPA status, and the approaching liquidity floor required a commercial resolution. On November 9, 2023, we entered into a standstill agreement (the "Standstill Agreement") with Bluescape Special Situations IV (“Bluescape”), Alter Domus (US) LLC (the “Collateral Agent”), Ascend Global Investment Fund SPC for and on behalf of Strategic SP (“Ascend”), and Mayfair Ventures Pte Ltd in connection with our 4.50% senior secured convertible notes issued on August 26, 2022 (the “Original Notes”). Pursuant to the Standstill Agreement, Bluescape and the Collateral Agent agreed to not exercise their respective rights, remedies, powers, privileges, and defenses under the Note Purchase Agreement, dated August 11, 2022 (the “Note Purchase Agreement”) with respect to the occurrence of any default or event of default, and all parties to the Standstill Agreement agreed to forbear from instituting or pursuing legal action with respect to the Original Notes. The Standstill Agreement also temporarily allowed us to go below the then in force cash covenant of $10 million (as discussed in Note 7 to the consolidated financial statements).

On December 1, 2023, we extended the effectiveness of the Standstill Agreement from December 1, 2023 to December 5, 2023 at which point we entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with Bluescape, the Collateral Agent, and Ascend in connection with certain restructuring transactions with respect to our capital structure, including our Original Notes. Pursuant to the Restructuring Support Agreement, the parties agreed to implement the restructuring transactions either as an out-of-court restructuring (the “Out-of-Court Restructuring”) or an in-court restructuring under voluntary pre-packaged cases under chapter 11 of title 11 of the United States Code in a U.S. Bankruptcy Court.

On January 12, 2024, we held a special meeting of stockholders where our stockholders approved the Out-of-Court Restructuring, including (i) an amendment to our certificate of incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.01 (the “Common Stock”) from 180,000,000 to 360,000,000, (ii) the issuance of up to $35 million of Common Stock at a price of $1.025 per share (the “Securities Offering”) to Ascend and Bluescape, if Bluescape decided to exercise its option to participate in the Securities Offering, and (iii) the issuance of additional shares of the Company’s Common Stock upon conversion of the Original Notes in connection with an amendment to the Note Purchase Agreement.

On January 18, 2024, pursuant to a subscription agreement with Ascend, dated December 5, 2023 and an amended and restated subscription agreement with 5ECAP LLC (“5ECAP”), dated January 18, 2024 (the “5ECAP Subscription Agreement”), we issued (i) 5,365,854 shares of Common Stock to Ascend at a price of $1.025 per share, which shares included the placement fee to Ascend in shares of Common Stock and (ii) 5,365,854 shares of Common Stock to 5ECAP at a price of $1.025 per share, which shares included the placement fee to 5ECAP in shares of Common Stock.

On January 18, 2024, in connection with the Out-of-Court Restructuring, we entered into an amended and restated note purchase agreement (the “January 2024 Amended and Restated Note Purchase Agreement”) with Bluescape, Ascend, and Meridian Investments Corporation (“Meridian”) related to the Original Notes. Pursuant to such agreement, beginning on January 18, 2024, the Original Notes bear interest at a rate of 4.50% per annum, payable semi-annually, or 10.00% per annum if we elect to pay such interest through the delivery of additional Original Notes and are convertible into a maximum of 66,261,621 shares of Common Stock at a conversion rate of 650.4065 shares of Common Stock per $1,000 principal amount of Original Notes (the “Conversion Rate”), which includes accrued interest paid-in-kind through maturity. The Original Notes are secured by substantially all of our assets and mature on August 15, 2028.

As part of the January 2024 Amended and Restated Note Purchase agreement, the minimum cash condition was waived through June 28, 2024, with a reduction in the covenant thereafter from $10 million to $7.5 million. On April 28, 2024, as part of Amendment No. 1 to the January 2024 Amended and Restated Note Purchase Agreement, the waiver of the minimum cash condition was further extended through December 31, 2024 (as discussed in Note 7 to the consolidated financial statements).

On January 29, 2024, pursuant to the 5ECAP Subscription Agreement, and also in connection with the Out-of-Court Restructuring, the Company issued an additional 8,317,074 shares of Common Stock to 5ECAP at a price of $1.025 per share.

June 2024 Senior Secured Convertible Notes

On June 11, 2024, pursuant to an amended and restated note purchase agreement (the “May 2024 Amended and Restated Note Purchase Agreement,” and, collectively with the Note Purchase Agreement and January 2024 Amended and Restated Note Purchase

Agreement, the “Amended and Restated Note Purchase Agreement”), we issued and sold new senior secured convertible notes in an aggregate principal amount of $6.0 million (the “June 2024 Notes” and, collectively with the Original Notes, the “Notes”), comprised of $3.0 million of June 2024 Notes to each of Bluescape and Ascend. Following the issuance and sale, Ascend assigned $1.5 million of its June 2024 Notes to Meridian.

The June 2024 Notes, which were issued in substantially the same form as the Original Notes, were initially convertible at a rate of 650.4065 shares of Common Stock per $1,000 principal amount of Notes (the “Conversion Rate”), subject to adjustment in accordance with the terms of the Amended and Restated Note Purchase Agreement as defined below. The June 2024 Notes are secured by substantially all of our assets and mature on August 15, 2028.

The Amended and Restated Note Purchase Agreement provides that the Conversion Rate applicable to the June 2024 Notes is subject to adjustment if, on or prior to December 31, 2024, we sell Common Stock or any other equity-linked securities at an effective price per share that is less than the conversion price then in effect, subject to certain exemptions (a “Degressive Issuance”). In the event of a Degressive Issuance, the Conversion Rate applicable to the June 2024 Notes will be adjusted based on the weighted average issuance price of the securities sold in such Degressive Issuance, as set forth in the Amended and Restated Note Purchase Agreement. Pursuant to the terms of the Amended and Restated Note Purchase Agreement, we will not be permitted to effect any further Degressive Issuance that would result in an adjustment to the Adjusted Conversion Rate that requires the approval of our stockholders pursuant to the listing standards of Nasdaq, unless we have obtained such stockholder approval before such Degressive Issuance.

As further discussed below, on August 27, 2024 we completed an offering of securities that constituted a Degressive Issuance and resulted in an adjustment to the conversion rate applicable only to the June 2024 Notes from 650.4065 shares of Common Stock per $1,000 principal amount of June 2024 Notes to 692.7990 shares of Common Stock per $1,000 principal amount of June 2024 Notes (the “Adjusted Conversion Rate”). As a result of the Adjusted Conversion Rate, the June 2024 Notes are convertible into an aggregate of up to 6,252,366 shares of Common Stock, assuming all accrued interest is paid-in-kind through maturity.

The Amended and Restated Note Purchase Agreement also modifies an existing provision applicable to the Original Notes, and subsequently applies to the June 2024 Notes, that provides for certain adjustments to the Conversion Rate and Adjusted Conversion Rate, as applicable, to increase the number of shares of Common Stock issuable upon conversion of the Notes (the “Additional Shares”) in the event of certain change of control transactions or other events specified in the Amended and Restated Note Purchase Agreement (a “Make-Whole Fundamental Change”).

Pursuant to the Amended and Restated Note Purchase Agreement, the Conversion Rate and Adjusted Conversion Rate, as applicable, will be increased by up to 325.2033 Additional Shares per $1,000 principal amount of Notes, based on the timing of the Make-Whole Fundamental Change and the trading price of the Common Stock at such time or the cash received by holders of the Common Stock in connection with such Make-Whole Fundamental Change, as applicable, as further described in the Amended and Restated Note Purchase Agreement (the “Make-Whole Adjustment”). The Make-Whole Adjustment may result in the issuance of a maximum of 36,065,709 Additional Shares if a Make-Whole Fundamental Change were to occur.

August 2024 Debt Commitment and Equity Offering

On August 25, 2024, we entered into commitment letters (the “Debt Commitment Letters”) with Bluescape and Ascend (together, the “Commitment Parties”), pursuant to which each of the Commitment Parties has agreed to purchase $3.0 million aggregate principal amount of the Company's secured convertible promissory notes (the “September 2024 Notes”) in a private placement, subject to certain terms and conditions (the “Debt Financing”). The funding of the Debt Financing pursuant to the Debt Commitment Letters is contingent on the satisfaction of certain conditions and the amendment of the Company’s existing Amended and Restated Note Purchase Agreement. The September 2024 Notes are expected to be substantially identical to the Company’s outstanding Notes, and the conversion price applicable to the September 2024 Notes is expected to be $0.9375. The Debt Commitment Letters will terminate on September 17, 2024 if the Debt Financing has not been consummated before such date.

On August 27, 2024, we completed an offering (the “August 2024 Offering”) of (i) 5,333,333 shares (the “Shares”) of our Common Stock, (ii) Series A warrants to purchase up to an aggregate of up to 5,333,333 shares of Common Stock (the “Series A Warrants”) and (iii) Series B warrants to purchase an aggregate of 5,333,333 shares of Common Stock (the “Series B Warrants”, and collectively with the Series A Warrants, the “Warrants”). The Shares and Warrants were offered and sold on a combined basis for consideration equating to $0.75 for one Share and two Warrants. The exercise price for each of the Warrants is $0.7981 per share.

The Series A Warrants and the Series B Warrants are initially exercisable on February 27, 2025. The Series A Warrants will expire on February 27, 2030 and the Series B Warrants will expire on February 27, 2027. The Warrants contain standard adjustments to the exercise price including for stock splits, stock dividends, rights offerings and pro rata distributions. The Warrants also include certain rights upon the occurrence of a “fundamental transaction” (as described in the Warrants), including the right of the holder thereof to receive from the Company or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of Common Stock in such fundamental transaction in the amount of the Black Scholes value (as described in the Warrants) of the unexercised portion of the Warrant on the date of the consummation of such fundamental transaction. The Warrants include cashless exercise rights to the extent the resale of the shares of Common Stock underlying the Warrants is not registered under the Securities Act.

Additionally, in connection with the August 2024 Offering, we agreed not to issue any shares of Common Stock (or securities exercisable or exchangeable for Common Stock) for a period of 90 days following the closing of the offering, or to enter into any “variable rate transactions” for one year following the closing of the offering.

The gross proceeds to us for the August 2024 Offering is approximately $4.0 million before deducting the placement agent’s fees and other offering expenses payable by us.

Financing Transactions — Liquidity Considerations

Although the equity offerings associated with our Out-of-Court Restructuring and issuance of June 2024 Notes improved our cash position by providing $21.3 million of net proceeds after issuance costs and fees to the Company, and the August 2024 Offering and anticipated September 2024 Notes will further improve our cash position by providing approximately $10 million of gross proceeds on a combined basis before deducting issuance costs and fees to the Company, and we continue to operate under a business plan that includes reductions in certain spending, we will need additional financing in order to continue as a going concern and maintain a cash balance in excess of the $7.5 million minimum cash covenant of the Amended and Restated Note Purchase Agreement (as discussed in Note 7 to the consolidated financial statements). An event of default under the Amended and Restated Note Purchase Agreement would cause the Notes balance outstanding to become immediately due and payable, for which we would not have the resources to repay without additional financing. The receipt of potential funding cannot be considered probable at this time because these plans are not entirely within management's control as of the date of the consolidated financial statements. Therefore, there exists substantial doubt regarding our ability to continue as a going concern for a period of one year after the date that this Annual Report is issued. Even if additional financing is successfully consummated, including the September 2024 Notes, available liquidity may still not be sufficient to eliminate the aforementioned substantial doubt regarding our ability to continue as a going concern. Refer to the "Going Concern" discussion within Note 1 of the consolidated financial statements and “Liquidity and Capital Resources” below for more information.

Funding Opportunities

During March 2024, we submitted a request for proposal response to the U.S. Department of Energy for a grant to fund research to enhance our lithium extraction work. Should we receive an award from this submission, funding is aimed towards increasing the amount of lithium carbonate that we are able to extract, potentially increasing lithium yields to improve project economics. Additionally, we continue to progress boron awareness with multiple federal agencies on the back of the National Defense Authorization Act for fiscal year 2024, requesting a study into boron supply chains.

Results of Operations

The following table summarizes our results of operations for the periods presented.

	Year Ended June 30,		Change
	2024	2023	$	%
	(in thousands)
COSTS AND EXPENSES
Project expenses	$6,631	$9,988	$(3,357)	-34%
General and administrative	24,014	25,365	(1,351)	-5%
Research and development	45	262	(217)	-83%
Impairment	—	908	(908)	-100%
Depreciation and amortization expense	5,170	184	4,986	*
Total costs and expenses	35,860	36,707	(847)	-2%
LOSS FROM OPERATIONS	(35,860)	(36,707)	847	-2%
NON-OPERATING INCOME (EXPENSE)
Interest income	252	1,147	(895)	-78%
Other income	7	62	(55)	-89%
Loss on extinguishment of debt	(20,953)	—	(20,953)	N/A
Derivative gain (loss)	749	11,743	(10,994)	-94%
Interest expense	(6,199)	(6,854)	655	-10%
Other expense	(9)	(15)	6	-40%
Total non-operating income (expense)	(26,153)	6,083	(32,236)	*
NET INCOME (LOSS)	$(62,013)	$(30,624)	$(31,389)	102%

* Represents a percentage change of greater than +/- 300%

Project expenses

Project expenses include drilling, plug and abandonment, site-preparation, engineering, consumables, testing and sampling, hydrology, permits, surveys, and other expenses associated with further progressing our Project. For the year ended June 30, 2024, Project expenses decreased $3.4 million, or 34%, versus the prior year. The decrease was primarily due to (i) a reduction in expenses incurred relating to our plug and abandonment program ($5.0 million) which occurred primarily during the first half of fiscal year 2023 and was related to closing historic wells required by our permits ahead of operating the SSF, (ii) reduced expenses incurred for engineering and technical reports that were not eligible for capitalization as construction in progress ($0.3 million), and (iii) reduced site-related costs ($0.1 million). These decreases were partially offset by increased well-field development costs ($1.4 million), and EPA compliance costs ($0.7 million).

General and administrative expenses

General and administrative expenses include professional fees, costs associated with marketing, on-going SEC and public company costs, public relations, rent, salaries, share-based compensation and other expenses. Currently, all salaries and benefits for the entire organization are reported in general and administrative expenses. For the year ended June 30, 2024, general and administrative expenses decreased $1.4 million, or 5%, versus the prior year. The decrease was primarily due to (i) a decrease in share-based compensation costs ($1.5 million), (ii) a decrease in costs related to marketing activities ($0.9 million), and (iii) a decrease in travel costs ($0.4 million). These decreases were partially offset by increases in costs associated with (i) increased cash bonus incentives ($1.0 million) which primarily relate to an employee retention program implemented as part of the December 2023 Restructuring Support Agreement, and (ii) increased state licensing and filing fees ($0.4 million).

Research and development

Research and development expense includes costs incurred under research agreements with Georgetown University and Boston College that aim to enhance the performance of permanent magnets through increased use of boron. Both engagements were completed during the second fiscal quarter of 2024. For the year ended June 30, 2024, research and development expenses decreased $217 thousand, or 83%, versus the prior year. The decrease was attributable to the completion of the engagements during the second fiscal quarter of 2024.

Impairment

During the year ended June 30, 2023, we elected not to renew our mineral lease with Elementis Specialties, Inc., which expired on March 31, 2023, resulting in the recognition of approximately $0.9 million of related impairment expense. There was no comparable impairment expense in the year ended June 30, 2024.

Depreciation and amortization expense

Depreciation and amortization relates to use of our SSF, injection and recovery wells, owned or leased vehicles, buildings and equipment and the amortization of our asset retirement obligations. For the year ended June 30, 2024, depreciation and amortization expense increased $5.0 million versus the year ended 2023. This increase was primarily due to placing the SSF and its related injection and recovery wells, facilities and equipment into service as of April 1, 2024 corresponding with the commencement of commercial operations.

Interest income

Interest income is derived from the investment of our excess cash and cash equivalents in short-term (original maturities of three months or less) investments of highly liquid treasury bills and certificates of deposit beginning in the first fiscal quarter of 2023 and corresponding with the issuance of the Original Notes. For the year ended June 30, 2024, interest income decreased $895 thousand or 78% versus the year ended 2023. Such decrease corresponds to a decrease in our average cash and cash equivalent balance between the periods.

Other income

Other income is derived from the third-party use of our hydrology wells and the sale of scrap and other materials at the Project. For the year ended June 30, 2024, other income decreased $55 thousand, or 89% versus the prior year. The decrease primarily relates to reduced third-party use of our hydrology wells compared to the prior year.

Loss on extinguishment of debt

The loss on extinguishment of debt incurred for the year ended June 30, 2024 resulted from the modification of the terms of our Original Notes contained in the January 2024 Amended and Restated Note Purchase Agreement. The modified terms of the Original Notes (as discussed within Note 7 to the consolidated financial statements) were evaluated and determined to be representative of an in-substance extinguishment of the Original Notes and establishment of new debt, for accounting purposes, primarily due to the significance of the changes to the terms of the conversion features. As a result, we wrote-off the remaining principal, accrued interest and unamortized discount and debt issuance costs associated with the prior debt with an aggregate value of $44.2 million, and recognized the modified debt at its fair value of $65.2 million upon execution of the January 2024 Amended and Restated Note Purchase Agreement. The difference in value between the prior debt and the modified debt resulted in a loss on extinguishment of debt of $21.0 million.

Derivative gain

Derivative gain (loss) results from changes in the fair value of the embedded conversion features relating to degressive issuance provisions contained in the Note Purchase Agreement and Amended and Restated Note Purchase Agreement that are required to be bifurcated and accounted for separately as stand-alone derivative instruments (as discussed within Note 7 and Note 8 to the consolidated financial statements). The unrealized gain during the year ended June 30, 2023, was primarily due to the decrease in our stock price to $11.63 on November 26, 2022, the date the conversion feature expired and derivative accounting was terminated for our Original Notes, from $15.83 on August 26, 2022, the inception date of the Original Notes and the date derivative accounting commenced. The expiration of the conversion feature associated with the Original Notes resulted in the transfer of the fair value of the convertible note derivative at expiration to additional paid-in capital.

The unrealized derivative gain (loss) during the year ended June 30, 2024, was primarily due to the decrease in our stock price to $1.21 on June 30, 2024, the end of the reporting period, from $1.44 on June 11, 2024, the inception date for the June 2024 Notes and the date derivative accounting commenced with respect to the Degressive Issuance feature related to the June 2024 Notes. Future changes in the fair value of the embedded conversion feature prior to its expiration will affect future net income, but will not have any effect on cash flows. On December 31, 2024, the conversion feature associated with the June 2024 Notes that results in separate accounting will expire and the fair value of such derivative, if any, will be transferred to additional paid-in capital on such date.

Interest expense

Interest expense primarily relates to interest expense incurred on the Notes, as amended, and is net of amounts capitalized to construction-in-progress. Prior to the execution of the January 2024 Amended and Restated Note Purchase Agreement, the Original Notes accrued interest at a rate of 6% when interest was paid-in-kind through the issuance of additional notes. Subsequent to the January 2024 Amended and Restated Note Purchase Agreement, the Original Notes accrue interest at a rate of 10% when interest is paid-in-kind through the issuance of additional notes, with such rate also applying to the June 2024 Notes issued on June 11, 2024. We also recognize interest expense for the amortization of debt issuance costs and the amortization of debt discounts on the Notes. For the year ended June 30, 2024, interest expense decreased $655 thousand or 10% versus the comparable period in fiscal year 2023. This decrease was due to (i) the write-off of the remaining unamortized debt discount (established August 26, 2022) and corresponding elimination of the amortization of such discount in connection with the accounting for the January 2024 Amended and Restated Note Purchase Agreement, which results in a shorter period of amortization expense in the current period compared to the prior period ($1.4 million reduction in interest expense), and (ii) additional interest being capitalized between periods due to the combined effect of a higher interest rate associated with our modified debt, an increase in our average construction-in-progress balance between periods and a longer period of capitalization in the current period versus the comparative period ($1.2 million reduction in interest expense). These decreases in interest expense were offset to a lesser extent by the effects of (i) interest accruing at 10% under the terms of our January 2024 Amended and Restated Note Purchase Agreement compared to 6% under our prior agreement, (ii) accruing additional interest on $1.8 million and $2.1 million of interest that was paid-in-kind during August of 2023 and February of 2024, respectively, and (iii) interest expense accruing on the $6 million of June 2024 Notes issued on June 11, 2024 (for a combined impact of $2.0 million increase in interest expense).

Other expense

Other expense relates to losses on foreign currency transactions and certain non-income related taxes. For the year ended June 30, 2024, other expense decreased $6 thousand, or 40%, versus the prior year. The decrease primarily relates to reduced foreign currency transaction losses compared to the prior year.

Income tax expense

We did not have any income tax expense or benefit for the years ended June 30, 2024 and 2023, as we have recorded a full valuation allowance against our net deferred tax asset.

Liquidity and Capital Resources

Overview

As of June 30, 2024, we had cash and cash equivalents of $4.9 million and a working capital deficit of $2.9 million compared to $20.3 million of cash and cash equivalents and a working capital surplus of $13.3 million as of June 30, 2023. Our predominant source of cash has been generated through equity financing from issuances of our common stock and equity-linked securities, including our Notes. Since inception, we have not generated revenues, and as such, have relied on equity financing and equity-linked instruments to fund our operating and investing activities. We maintain the majority of our cash and cash equivalents in accounts with major U.S. and multi-national financial institutions, and our deposits at certain of these institutions may exceed insured limits. Market conditions can impact the viability of these institutions.

In August 2022, we executed a $60 million private placement of senior secured convertible notes to complete construction and commissioning of our SSF, fund operation of our SSF, and general corporate purposes. In January 2024, as part of the Out-of-Court Restructuring, we completed two closings of a private placement of our Common Stock which resulted in approximately $15.8 million of proceeds to the Company, after recognition of the related costs and fees, to strengthen our balance sheet and to help fund mining and SSF operations. Also in January 2024, and also as part of our Out-of-Court Restructuring, we executed the January 2024 Amended and Restated Note Purchase Agreement which modified certain terms of our Original Notes (refer to the Out-of-Court Restructuring discussion under the heading of 2024 Highlights and Future Considerations above). The January 2024 Amended and Restated Note Purchase Agreement did not provide incremental capital to the Company and resulted in us incurring $2.6 million of related legal and accounting fees. In May 2024, we executed the May 2024 Amended and Restated Note Purchase Agreement which resulted in the issuance of an additional $6 million of senior secured convertible notes which resulted in approximately $5.5 million of net proceeds to the Company during June 2024, after recognition of the related costs and fees (refer to the June 2024 Senior Secured Convertible Notes discussion under the heading of 2024 Highlights and Future Considerations above). During August 2024, we entered into Debt Commitment Letters with Commitment Parties, pursuant to which the Commitment Parties agreed to purchase $6.0 million aggregate principal amount of our secured convertible promissory notes in a private placement that is anticipated to close before September 17, 2024. Also during August 2024, we completed the August 2024 Offering of shares of Common Stock and Warrants that resulted in gross proceeds to us of approximately $4.0 million, before the recognition of the related costs and fees. The proceeds anticipated from the Debt Commitment Letters and August 2024 Offering will be used by us to advance our FEL-2 engineering program towards completion while providing working capital to continue to operate our SSF and progressing our customer qualification program. For additional details on each of these August 2024 transactions, refer to the August 2024 Debt Commitment and Equity Offering discussion under the heading of 2024 Highlights and Future Considerations above.

A summary of our cash flows for the years ended June 30 follows.

	For the year ended June 30,		Change
	2024	2023	$	%
	($ in thousands)
Net cash used in operating activities	$(26,872)	$(30,695)	$3,823	-12%
Net cash used in investing activities	(7,187)	(39,307)	32,120	-82%
Net cash provided by financing activities	18,632	59,268	(40,636)	-69%
Net increase (decrease) in cash and cash equivalents	$(15,427)	$(10,734)	$(4,693)	44%

Cash Flows Used For Operating Activities

Net cash used in operating activities for each of the above periods was primarily the result of general and administrative costs, costs incurred in furthering the Project, preparing us for the operation of the SSF, and operating costs of the SSF after commercial operations commenced on April 1, 2024. During the year ended June 30, 2024, we used $26.9 million of cash for operating activities, a decrease of $3.8 million or 12% compared to the previous year. The decrease in cash used in operations during the current period primarily results from decreases in Project expenses in 2024 versus the prior year (refer to the discussion of year-over-year changes in Project expenses above for additional details).

Cash Flows Used For Investing Activities

Our cash flows used for investing activities primarily relate to equipment purchases, engineering, and the construction of our SSF. During the year ended June 30, 2024, we used $7.2 million of cash for investing activities, a decrease of $32.1 million or 82% compared to the previous year. During fiscal year 2023, a significant portion of the SSF was constructed while these construction activities were reduced in fiscal year 2024 as the SSF approach final commissioning and placement into operation. Net cash used in investing activities for the fiscal year ended June 30, 2023 also included the redemption of $776 thousand of reclamation bonds required by the EPA in exchange for putting surety bonds in place.

Cash Flows From Financing Activities

Our cash flows from financing activities primarily relate to equity and equity-linked financing transactions to fund our business and operations. Cash flows provided by financing activities for the year ended June 30, 2024 were the result of (i) $15.8 million of proceeds received from two closings of a private placement of our Common Stock in January of 2024, after recognition of the related costs and fees, where we issued an aggregate of 19,048,782 shares of our Common Stock, and (ii) $5.5 million of proceeds received from the issuance of June 2024 Notes, after recognition of the related costs and fees. These cash inflows from financing activities were offset by $2.6 million of cash used to pay legal and accounting fees associated with the January 2024 Amended and Restated Note Purchase Agreement that modified certain terms of our Original Notes but did not result in any financing cash inflows for the Company.

Cash flows provided by financing activities during the year ended 2023 were primarily the result of $55.8 million received from the issuance of the Original Notes in August 2022, net of debt issuance costs, and proceeds received from the exercise of stock options.

Future Capital Requirements

Over the next 12 months we have the following plans that will require additional capital:

•
Operate the SSF;
•
Progress FEL-2, FEL-3, and detail engineering and procure long lead item equipment, specifically our crystallization units;
•
Optimize well-field design in an effort to reduce future mining capital and operational expenditure through various drilling techniques such as directional, horizontal and radial drilling;
•
Pursue and optimize infrastructure capital expenditures for our larger-scale facility which could include expansion of non-potable water resources, upgrading shore power, connection to a natural gas network, and constructing new access roads into and out of the location for our larger-scale facility; and
•
Further define our advanced materials strategy with consideration to engineering and repurposing our SSF to produce boron advanced materials once sufficient data has been obtained for flow sheet optimization and the production of product for customer qualification.

Although the Out-of-Court Restructuring transaction, the issuance of June 2024 Notes, and August 2024 Offering, each discussed above, improved our cash position, and we continue to operate under a business plan that includes reductions in certain spending, we will need additional financing in order to continue as a going concern and maintain a cash balance in excess of the $7.5 million minimum cash covenant contained in the Amended and Restated Note Purchase Agreement. Absent additional financing as outlined above, we may no longer be able to meet our ongoing obligations, continue operations or achieve the milestones outlined above. If we are not able to secure additional financing cash flows and our cash balance falls below $7.5 million after December 31, 2024, an event of default under the Amended and Restated Note Purchase Agreement would occur if not cured after 30 days. An event of default would cause our Notes balance outstanding to become immediately due and payable, for which we would not have the resources to repay without additional financing.

We intend to explore different potential financing strategies to help support the growth of our business and execution of our business plan, including equity or debt financing, government funding or grants, private capital, royalty agreements or customer prepayments, or other strategic alliances with third parties. However, there is no assurance that we will be able to secure additional financing on adequate terms, in a timely manner, or at all.

The receipt of potential funding, including those subject of the Debt Commitment Letters discussed above, cannot be considered probable at this time because these plans are not entirely within management's control as of the date of the consolidated financial statements. Therefore, there exists substantial doubt regarding our ability to continue as a going concern for a period of one year after the date that these financial statements are issued. Even if additional financing is successfully consummated, available liquidity may still not be sufficient to eliminate the aforementioned substantial doubt regarding our ability to continue as a going concern. Refer to the “Going Concern” discussion within Note 1 of the consolidated financial statements for more information.

2024 Equity Distribution Agreement

On March 28, 2024, we entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Canaccord Genuity LLC and D.A. Davidson & Co. (the “Agents”) pursuant to which we may offer and sell up to $15.0 million of shares of our Common Stock from time to time through the Agents, acting as our sales agents, or directly to one or more of the Agents, acting as principal (the “ATM Program”).

Neither of the Agents is required to sell any specific number or dollar amount of shares of our Common Stock, but each has agreed, subject to the terms and conditions of the Equity Distribution Agreement, to use its commercially reasonable efforts, consistent with its normal trading and sales practices, to sell the shares of Common Stock on the terms agreed upon by such Agent and the Company.

We did not sell any shares of common stock nor receive any proceeds under the Equity Distribution Agreement during the year ended June 30, 2024. As a result of the August 2024 Offering, we are precluded from utilizing the ATM program for one year following the closing of the offering.

Material Cash Requirements

Our material short-term cash requirements include general and administrative expenses including recurring payroll and benefit obligations for our employees, operating costs for the Small-Scale Facility, project related costs including funds necessary to further FEL-2 engineering, payments under certain lease agreements and working capital needs. Our long-term material cash requirements from currently known obligations include repayment of outstanding borrowings and interest payment obligations under our Notes (which may be avoided to the extent the Notes are converted to shares of our common stock and/or interest is paid-in-kind) and future obligations to reclaim, remediate, or otherwise restore properties to a condition that existed prior to our operations, and our performance under $4.2 million for purchase order commitments for engineering services, raw materials for the operation of the SSF, equipment, software and drilling. Refer to the “Asset Retirement Obligations,” “Accounts Payable and Accrued Liabilities,” “Long-term Debt” and “Commitments and Contingencies” footnotes in the consolidated financial statements in Item 8 of this Annual Report for more information on certain of these expenditures and obligations.

Critical Accounting Policies and Estimates

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of expenses during the reporting periods. Actual results could differ materially from those estimates. Our significant estimates and assumptions may include the estimated useful lives and valuation of properties, plant and equipment, mineral rights and properties, deferred tax assets, reclamation liabilities and share-based compensation. See Note 1, “Description of Company and Summary of Significant Accounting Policies,” to our consolidated financial statements in Item 8 of this report for a full description of the critical accounting policies and estimates below, as well as other accounting policies and estimates we make. Below are the most significant policies we apply in preparing our financial statements, which also describes the most significant estimates and assumptions we make in applying these policies.

Asset Retirement Obligations

Our mining and exploration activities are subject to various laws and regulations, including legal and contractual obligations to reclaim, remediate, or otherwise restore properties at the time the property is removed from service. We estimate these costs based upon internally generated information and information obtained from outside sources. These estimates are then inflated and discounted based on when the expenditures are expected to be incurred and recorded at fair value as an asset and corresponding liability on our consolidated balance sheet. Because these costs typically extend many years into the future, estimation is difficult and requires judgments that are subject to revisions based upon numerous factors, including inflation, changing technology and the political and regulatory environment in which we operate. Changes in cost estimates, discount rates, timing of abandonment activities or inflation, among others, could have a significant impact on our future results of operations or liquidity. We review our assumptions and estimates of future development and abandonment costs annually, or more frequently if circumstances change. See Note 5, “Asset Retirement Obligations” to our consolidated financial statements in Item 8 of this Annual Report.

Derivative Financial Instruments

We record derivative instruments on our consolidated balance sheet at fair value as either an asset or a liability with changes in fair value recognized currently in earnings. The related cash flow impact of our derivative activities, if any, is reflected as cash flows from operating activities unless the derivatives are determined to have a significant financing element at inception, in which case they are classified within financing activities. During the years ended June 30, 2024 and 2023, we recognized two separate derivative instruments, each related to beneficial conversion features associated with our Notes. The valuation methodology used as the basis of determining the amount allocated to the derivative instruments and the related derivative gains was a with-and-without methodology utilizing a binomial lattice model (Level 3). This model required the use of assumptions that were subjective, and had different assumptions been used, the resulting derivative gains and amount reflected as a discount to the Notes could have been materially different. See Note 8, “Convertible Notes Derivatives” to our consolidated financial statements in Item 8 of this Annual Report.

Properties, Plant and Equipment

We record properties, plant and equipment at historical cost. Depreciation and amortization expense is provided in amounts sufficient to match the cost of depreciable assets to operations over their estimated service lives or productive value, whichever is shorter. There is inherent judgment applied in determining an assets useful life, particularly related to the useful life we have assigned to the SSF and its related injection and recovery wells since we do not have a historical basis of comparison for similar assets, and there are limited comparable projects to utilize in benchmarking. If different useful lives had been used, the resulting depreciation expense recognized may be materially different. We review our assumptions and estimates for the assigned useful lives annually, or more frequently if circumstances change. Expenditures for improvements that significantly extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are charged to expense when incurred. See Note 4, “Properties, Plant and Equipment, Net” to our consolidated financial statements in Item 8 of this Annual Report.

Share-Based Compensation

We apply a fair value-based method of accounting for stock-based compensation, which requires recognition in the financial statements of the cost of services received in exchange for equity awards. Compensation expense is based on the fair value on the grant or modification date and is recognized in our financial statements over the vesting period with a corresponding increase in additional paid-in capital. We utilize the Black-Scholes option-pricing model to measure the fair value of stock options and a Monte Carlo lattice-based model for our market-based restricted stock units. See Note 10, “Share Based Compensation,” to our consolidated financial statements in Item 8 of this Annual Report for a full discussion of our stock-based compensation.

New Accounting Pronouncements and Requirements

See Note 1, “Description of Company and Summary of Significant Accounting Policies,” and specifically the discussion under the heading “Recently Issued and Adopted Accounting Pronouncements” to our consolidated financial statements in Item 8 of this Annual Report for a discussion of new accounting requirements.

APPENDIX B-1

5E ADVANCED MATERIALS, INC. UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023 (AS INCLUDED IN THE COMPANY’S QUARTERLY REPORT ON FORM 10-Q FILED NOVEMBER 13, 2024)

Index to Unaudited Condensed Consolidated Financial Statements

September 30, 2024 and 2023

5E ADVANCED MATERIALS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except per share data)

	September 30,	June 30,
	2024	2024
ASSETS
Current assets:
Cash and cash equivalents	$6,851	$4,896
Prepaid expenses and other current assets	1,258	1,913
Total current assets	8,109	6,809
Mineral rights and properties, net	7,633	7,616
Construction in progress	849	608
Properties, plant and equipment, net	68,623	73,872
Reclamation bond deposit	311	311
Right of use asset	243	282
Other assets	6	6
Total assets	$85,774	$89,504

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$7,390	$9,567
Lease liabilities, current	121	141
Total current liabilities	7,511	9,708
Long-term debt, net	72,431	64,831
Convertible note derivative liabilities	2,771	3,315
Lease liabilities	130	149
Asset retirement obligations	837	795
Total liabilities	83,680	78,798

Commitments and contingencies (Note 13)

Stockholders’ equity:
Common stock, $0.01 par value; 360,000 shares authorized; 68,883 and 63,318 shares outstanding September 30, 2024 and June 30, 2024, respectively	689	633
Additional paid-in capital	214,265	210,074
Retained earnings (accumulated deficit)	(212,860)	(200,001)
Total stockholders’ equity	2,094	10,706
Total liabilities and stockholders’ equity	$85,774	$89,504

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

5E ADVANCED MATERIALS, INC

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share amounts)

	Three months ended September 30,
	2024	2023
Operating expenses:
Project expenses	$1,554	$1,583
Small-scale facility operating costs	1,587	—
General and administrative	4,798	6,038
Research and development	—	39
Depreciation and amortization expense	4,972	53
Total operating expenses	12,911	7,713
Income (loss) from operations	(12,911)	(7,713)

Non-operating income (expense):
Interest income	23	132
Other income	1	3
Derivative gain (loss)	2,187	—
Interest expense	(2,155)	(1,787)
Other expense	(4)	(5)
Total non-operating income (expense)	52	(1,657)

Income (loss) before income taxes	(12,859)	(9,370)

Income tax provision (benefit)	—	—
Net income (loss)	$(12,859)	$(9,370)

Net income (loss) per common share — basic and diluted	$(0.20)	$(0.21)
Weighted average common shares outstanding — basic and diluted	65,468	44,221

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

5E ADVANCED MATERIALS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Three months ended September 30,
	2024	2023
Cash Flows From Operating Activities:
Net income (loss)	$(12,859)	$(9,370)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	4,972	53
Share based compensation	1,350	599
Unrealized (gain) loss on convertible note derivatives	(2,187)	—
Accretion of asset retirement obligations	19	17
Amortization of debt issuance costs and discount — convertible notes	324	1,452
Amortization of right of use asset	39	40
Change in:
Prepaid expenses and other current assets	655	535
Accounts payable and accrued liabilities	1,312	(212)
Net cash used in operating activities	(6,375)	(6,886)

Cash Flows From Investing Activities:
Construction in progress	(475)	(1,580)
Properties, plant and equipment additions	(11)	(51)
Refund on previously acquired equipment	86	—
Net cash used in investing activities	(400)	(1,631)

Cash Flows From Financing Activities:
Proceeds from issuance of common stock and warrants, net of offering costs	3,144	—
Proceeds from issuance of convertible notes	6,000	—
Debt issuance costs	(282)	—
Payments on note payable	(10)	(10)
Taxes withheld for equity award vesting	(122)	—
Net cash provided by (used for) financing activities	8,730	(10)

Net increase (decrease) in cash and cash equivalents	1,955	(8,527)
Cash and cash equivalents at beginning of period	4,896	20,323
Cash and cash equivalents at end of period	$6,851	$11,796

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	1	18

Noncash Investing and Financing Activities:
Accounts payable and accrued liabilities change related to capital additions	(442)	2,364
Accounts payable and accrued liabilities change related to equity issuance costs	121	—
Accounts payable and accrued liabilities change related to debt issuance costs	(85)	—
Interest paid through issuance of additional convertible notes (Note 7)	3,126	1,851
Increase in asset retirement costs	23	—

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

5E ADVANCED MATERIALS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

(Unaudited)

(In thousands)

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Capital	Deficit	Equity
Balance at June 30, 2023	44,187	$441	$191,113	$(137,988)	$53,566
Vesting of restricted share units	50	1	(32)	—	(31)
Share based compensation expense	—	—	599	—	599
Net income (loss)	—	—	—	(9,370)	(9,370)
Balance at September 30, 2023	44,237	$442	$191,680	$(147,358)	$44,764

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Capital	Deficit	Equity
Balance at June 30, 2024	63,318	$633	$210,074	$(200,001)	$10,706
Issuance of Common Stock, net of offering costs	5,333	53	1,469	—	1,522
Issuance of Warrants, net of offering costs	—	—	1,502	—	1,502
Vesting of restricted share units	232	3	(130)	—	(127)
Share based compensation expense	—	—	1,350	—	1,350
Net income (loss)	—	—	—	(12,859)	(12,859)
Balance at September 30, 2024	68,883	$689	$214,265	$(212,860)	$2,094

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

5E ADVANCED MATERIALS, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Financial Statement Presentation

These unaudited condensed consolidated financial statements (herein after referred to as “financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and should be read in the context of the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the Securities and Exchange Commission (“SEC”) on September 9, 2024. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the Company’s financial position as of September 30, 2024, results of operations for the three months ended September 30, 2024 and 2023 and cash flows for the three months ended September 30, 2024 and 2023 have been included. Operating results for the three months ended September 30, 2024 are not necessarily indicative of the results that may be expected for the full fiscal year ending June 30, 2025.

Effective April 1, 2024, we placed our Small-Scale Facility (the “SSF”) into full commercial operation, and accordingly all direct operating costs associated with the SSF, including raw materials, labor and maintenance, have been separately classified as Small-scale operating costs within our condensed consolidated statements of operations after such date. Prior to April 1, 2024, these direct costs have not been reclassified and remain as either Project expenses or General and administrative costs, as appropriate.

Basis of Consolidation

The unaudited condensed consolidated financial statements comprise the financial statements of 5E Advanced Materials, Inc. and its wholly owned subsidiaries, American Pacific Borates Pty Ltd. and 5E Boron Americas, LLC (formerly Fort Cady (California) Corporation, (“5EBA”)), (collectively, “we,” “our,” or the “Company”). The Company holds 100% of the rights through ownership in the 5E Boron Americas (Fort Cady) Complex (the “Project”) located in southern California, through its ownership of 5EBA. In preparing the condensed consolidated financial statements, all intercompany balances and transactions, income and expenses and profit and losses resulting from intra-company transactions have been eliminated.

Going Concern

Management evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that these condensed consolidated financial statements are issued. When substantial doubt exists, management evaluates whether the mitigating effect of its plans sufficiently alleviates substantial doubt about the Company's ability to continue as a going concern. The mitigating effect of management's plans, however, is only considered if both (1) it is probable that the plans will be effectively implemented within one year after the date that the financial statements are issued, and (2) it is probable that the plans, when implemented, will mitigate the relevant conditions or events that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the condensed consolidated financial statements are issued. In performing this analysis, management concluded there continues to exist substantial doubt regarding the Company’s ability to continue as a going concern.

Although the August 2024 Equity Offering (as further described and defined in Note 10–Equity) provided net cash proceeds of approximately $3.0 million (inclusive of amounts payable and accrued for third-party expenses as of September 30, 2024), and our issuance of the September 2024 Notes (as further described and defined in Note 7–Debt) provided net cash proceeds of approximately $5.5 million (inclusive of amounts payable and accrued for third-party expenses as of September 30, 2024), each of which improved the Company’s cash position, and while the Company continues to operate under a business plan that includes reductions in certain spending, management anticipates the need for additional financing within the next twelve months to maintain a cash balance in excess of the $7.5 million minimum cash covenant which goes into effect December 31, 2024 (as discussed in Note 7–Debt). If the Company is not able to secure additional financing and the Company’s cash balance falls below $7.5 million after such date, an event of default under the amended and restated note purchase agreement, entered into on September 16, 2024 (as further described in Note 7–Debt) would occur if not cured after 30 days. An event of default would cause the Company’s senior secured Convertible Notes (as further described and defined in Note 7–Debt) balance outstanding to become immediately due and payable, for which the Company would not have the resources to repay without additional financing. The receipt of potential funding cannot be considered probable at this time because these plans are not entirely within management's control as of the date of these condensed consolidated financial statements. Therefore, there exists substantial doubt regarding the Company's ability to continue as a going concern. Even if additional financing is successfully consummated, available liquidity may still not be sufficient to eliminate the aforementioned substantial doubt regarding the Company's ability to continue as a going concern.

These financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business and do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of the uncertainties described above.

Financial Instruments

The Company's financial instruments consist of cash and cash equivalents, the Convertible Notes (as further described and defined in Note 7–Debt), vehicle notes, and accounts payable and accrued liabilities. Management believes the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair values of these instruments, due to their short-term nature, with the exception of the Convertible Notes and vehicle notes, approximate their carrying value. See Note 7–Debt for fair value information related to the Convertible Notes.

Concentrations of Risk

The Company maintains cash deposits at several major banks, which at times may exceed amounts covered by insurance provided by the United States Federal Deposit Insurance Corporation. Management monitors the financial health of the banks and believes the Company is not exposed to any significant credit risk, and the Company has not experienced any such losses.

The Company’s operations are predominately focused on the Project, which results in the Company being dependent upon a single mining operation in a single geographic region in the western United States in California. The geographic concentration of the Company’s operations may disproportionately expose it to disruptions if the region experiences severe weather, transportation capacity constraints, constraints on the availability of required equipment, facilities, personnel or services, significant governmental regulation or natural disasters.

Risks and Uncertainties

The Company is subject to a number of risks that its management believes are similar to those of other companies of similar size and industry, including but not limited to, the success of its exploration activities, need for significant additional capital (or financing) to fund operating losses, competition from substitute products and services from larger companies, protection of proprietary technology, patent litigation, and dependence on key individuals. The Company currently generates no revenues from operations and will need to rely on raising additional capital or financing to sustain operations in the long-term. There can be no assurance that management will be successful in its efforts to raise additional capital on terms favorable to the Company, or at all, or in management's ability to adequately reduce expenses, if necessary, to maintain sufficient liquidity or capital resources. Refer to the Going Concern discussion above for additional details.

Reclassifications

Certain reclassifications have been made to prior years’ reported amounts in order to conform to the current year presentation. These reclassifications did not impact our previously reported net income (loss), stockholders’ equity or cash flows.

Recently Issued and Adopted Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) that are adopted by the Company as of the specified effective date. Unless otherwise discussed, management believes that the impact of recently issued standards did not or will not have a material impact on the Company’s consolidated financial statements upon adoption.

In November 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”). ASU 2023-07 is intended to enhances reportable segment disclosure requirements, including significant segment expenses and interim disclosures. The guidance allows for disclosure of multiple measures of a segment’s profit or loss, and it requires that public entities with a single reportable segment provide all disclosures required by ASU 2023-07 and all existing disclosures required by the existing segment disclosure guidance. ASU 2023-07 is effective for annual reporting periods beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. The amendments are to be applied retrospectively, and early adoption is permitted. The Company is currently evaluating the impact that ASU 2023-07 will have on the consolidated financial statements.

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures (“ASU 2023-09”). ASU 2023-09 is intended to improve income tax disclosures primarily through enhanced disclosure of income tax rate reconciliation items, and disaggregation of income (loss) from continuing operations, income tax expense (benefit) and income taxes paid, net disclosures by federal, state and foreign jurisdictions, among others. ASU 2023-09 is effective for annual reporting periods beginning after December 15, 2024, and early adoption is permitted. The Company is evaluating the impact that ASU 2023-09 will have on the consolidated financial statements and its plan for adoption, including the adoption date and transition method.

In November 2024, the FASB issued ASU 2024-03, Income Statement–Reporting Comprehensive Income–Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (“ASU 2024-03”), which requires the disaggregation of certain expenses in the notes of the financials, to provide enhanced transparency into the expense captions presented on the face of the income statement. ASU 2024-03 is effective for annual reporting periods beginning after December 15, 2026 and interim periods beginning after December 15, 2027 and may be applied either prospectively or retrospectively. The Company is currently evaluating the impact that ASU 2024-03 will have on its related disclosures, including the adoption date and transition method.

2. Mineral Rights and Properties, Net

Mineral rights and properties, net consisted of the following at the end of each period presented.

	September 30,	June 30,
	2024	2024
	(in thousands)
Mineral properties	$6,733	$6,733
Hydrology wells	547	547
Asset retirement cost, net of accumulated amortization of $49 and $44 as of September 30, 2024 and June 30, 2024, respectively(1)	353	336
Mineral rights and properties, net	$7,633	$7,616
(1)
Represents the carrying value of capitalized costs associated with asset retirement obligations, as discussed in Note 5–Asset Retirement Obligations.

3. Construction in Progress

Construction in progress consisted of the following at the end of each period presented.

	September 30,	June 30,
	2024	2024
	(in thousands)
Engineering services	$820	$608
Capitalized interest	29	—
Total construction in progress	$849	$608

4. Properties, Plant and Equipment, Net

Properties, plant and equipment, net consisted of the following at the end of each period presented.

	Depreciation	Estimated useful	September 30,	June 30,
Asset category	method	life (in years)	2024	2024
			(in thousands)
Land	N/A	—	$1,533	$1,533
Small-scale facility — Plant	Straight-line	3.75	69,326	69,619
Injection and recovery wells	Straight-line	5	6,134	6,134
Buildings	Straight-line	7-15	979	979
Vehicles	Straight-line	3-5	345	345
Other plant and equipment	Straight-line	5-10	740	729
			79,057	79,339
Less accumulated depreciation			(10,434)	(5,467)
Properties, plant and equipment, net			$68,623	$73,872

The Company recognized depreciation expense of $5.0 million and $47 thousand for the three months ended September 30, 2024 and 2023, respectively.

5. Asset Retirement Obligations

The change in the Company’s asset retirement obligations during the period presented and the balance of its accrued reclamation liabilities at the end of the period are set forth below.

Three months ended
September 30, 2024
(in thousands)
Asset retirement obligation — beginning of period	$795
Obligation incurred during the period	23
Revisions to previous estimates	—
Accretion	19
Asset retirement obligation — end of period	$837

6. Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities consisted of the following at the end of each period presented.

	September 30,	June 30,
	2024	2024
	(in thousands)
Accounts payable - trade(1)	$1,481	$854
Accrued expenses	1,258	603
Accrued capital expenditures	2,944	3,309
Accrued payroll	702	2,263
Accrued interest	963	2,496
Current portion of debt	42	42
Accounts payable and accrued liabilities	$7,390	$9,567
(1)
Includes $129 thousand and $235 thousand related to capital expenditures as of September 30, 2024 and June 30, 2024, respectively.

7. Debt

Long Term Debt

Long-term debt consisted of the following at the end of each period presented.

	September 30,	June 30,
	2024	2024
	(in thousands)
August 2022 Notes	$68,955	$65,671
June 2024 Notes	6,108	6,000
September 2024 Notes	6,000	—
Vehicle notes payable	98	108
Total debt	81,161	71,779
Current portion of debt	42	42
Long-term debt	81,119	71,737
Unamortized convertible note discount	(5,525)	(4,035)
Unamortized debt issuance costs	(3,163)	(2,871)
Long-term debt, net	$72,431	$64,831

As further discussed below, on September 16, 2024, the Company issued an additional $6.0 million aggregate principal amount of September 2024 Notes. Additionally, on August 15, 2024, the Company elected to issue additional notes as payment for $3.4 million of interest accrued during the period from February 16, 2024 through August 15, 2024.

Interest expense consisted of the following for each period presented.

	Three months ended September 30,
	2024	2023
	(in thousands)
Convertible Notes interest	$1,859	$940
Vehicle notes payable interest	1	1
Amortization of debt issuance costs and discount — Convertible Notes	324	1,452
Other interest	—	18
Gross interest expense	2,184	2,411
Less: amount capitalized to construction in progress	29	624
Interest expense, net of amounts capitalized	$2,155	$1,787

Effective interest rate — Convertible Notes (1)	12.7%	23.2%
(1)
The effective interest rate represents a weighted-average interest rate applicable for the respective period. Interest expense utilized in the calculation is based upon the gross interest expense in the table above, and the principal balance utilized in the calculation is based on the ending net long-term debt applicable to each interest period inclusive of unamortized debt issuance costs and discount, changes in the principal balance resulting from the issuance of new Convertible Notes, interest paid-in-kind and any adjustments resulting from the Amended and Restated Note Purchase Agreement.

Convertible Notes

On August 11, 2022, the Company executed a $60 million private placement of senior secured convertible notes (the “August 2022 Notes”) with Bluescape Special Situations IV (“Bluescape”). On January 18, 2024, the Company entered into an amended and restated

note purchase agreement (the “January 2024 Amended and Restated Note Purchase Agreement”) which modified certain terms of the August 2022 Notes, including to extend the maturity date of the August 2022 Notes to August 15, 2028.

On May 28, 2024, the Company entered into a second amendment (“Amendment No. 2”) to the January 2024 Amended and Restated Note Purchase Agreement and agreed, among other things, to (i) issue and sell new senior secured convertible notes in substantially the same form and under the same terms as the August 2022 Notes, as amended, in an aggregate principal amount of $6.0 million (the “June 2024 Notes”) to Bluescape and Ascend Global Investment Fund SPC for and on behalf of Strategic SP (“Ascend”), and (ii) amend and restate the January 2024 Amended and Restated Note Purchase Agreement in the form attached as Annex A to Amendment No. 2 (the “May 2024 Amended and Restated Note Purchase Agreement”).

On September 16, 2024, the Company entered into a third amendment (“Amendment No. 3”) to the January 2024 Amended and Restated Note Purchase Agreement and agreed, among other things, to (i) issue and sell new senior secured convertible notes in substantially the same form and under the same terms as the June 2024 Notes, in an aggregate principal amount of $6.0 million (the “September 2024 Notes” and, together with the August 2022 Notes and the June 2024 Notes, the “Convertible Notes”) to Bluescape and Ascend, and (ii) amend and restate the January 2024 Amended and Restated Note Purchase Agreement in the form attached as Annex A to Amendment No. 3 (the “September 2024 Amended and Restated Note Purchase Agreement” and collectively with the January 2024 Amended and Restated Note Purchase Agreement and the May 2024 Amended and Restated Note Purchase Agreement, the “Amended and Restated Note Purchase Agreement”). As part of the January 2024, May 2024 and September 2024 Amended and Restated Note Purchase Agreements, the Company incurred approximately $2.6 million, $541 thousand and $454 thousand of debt issuance costs.

At the Company’s election, the Convertible Notes bear interest at an annual rate of 4.50% if paid in cash, and 10.00% if paid through the issuance of additional notes. Interest is paid semi-annually on February 15 and August 15 of each year. The Convertible Notes contain a financial covenant requiring the Company to maintain a cash balance of at least $7.5 million after December 31, 2024.

The Convertible Notes are secured by substantially all of the Company’s assets.

Convertible Notes - Conversion Terms

The Convertible Notes, including accrued interest paid-in-kind, may be converted into shares of the Company’s common stock, par value $0.01 (the “Common Stock”) at any time before the Convertible Notes mature. The August 2022 Notes are convertible into the Company’s Common Stock based upon a conversion rate of 650.4065 shares of Common Stock per $1,000 principal amount of Convertible Notes (the “Conversion Rate), representing a conversion price of approximately $1.5375 per share. The June 2024 Notes are convertible into the Company’s Common Stock based upon a Conversion Rate of 692.7990, representing a conversion price of approximately $1.4434 per share. The September 2024 Notes are convertible into the Company’s Common Stock based upon a Conversion Rate of 1,066.6667 shares of Common Stock per $1,000 principal amount of September 2024 Notes, representing a conversion price of approximately $0.9375 per share. In addition, the Amended and Restated Note Purchase Agreement provides for certain adjustments to the Conversion Rate to increase the number of shares of Common Stock issuable upon conversion of the Convertible Notes (the “Additional Shares”) in the event of certain change of control transactions or other events specified in the Amended and Restated Note Purchase Agreement (a “Make-Whole Fundamental Change”). Accordingly, the Conversion Rate will increase by up to 325.2033, 346.3996 and 444.4445 Additional Shares per $1,000 principal amount of August 2022 Notes, June 2024 Notes and September 2024 Notes, respectively, based on the timing of a Make-Whole Fundamental Change and the trading price of the Common Stock at such time or the cash received by holders of the Common Stock in connection with such Make-Whole Fundamental Change.

The Conversion Rate applicable to the June 2024 Notes and September 2024 Notes is subject to adjustment if, after the issuance date of the respective Convertible Notes and on or prior to December 31, 2024, the Company sells Common Stock or any other equity-linked securities in one or more transactions at an effective price per share that is less than the respective conversion price then in effect, subject to certain exemptions (a “Degressive Issuance”). In the event of a Degressive Issuance, the Conversion Rate applicable to the June 2024 Notes and September 2024 Notes will be adjusted based on the weighted average issuance price of the securities sold in such Degressive Issuance, as set forth in the Amended and Restated Note Purchase Agreement. Pursuant to the terms of the Amended and Restated Note Purchase Agreement, the Company will not be permitted to effect any Degressive Issuance that would result in an adjustment to the Conversion Rate that requires the approval of the Company’s stockholders pursuant to the listing standards of The Nasdaq Global Select Market, unless the Company has obtained such stockholder approval before such Degressive Issuance.

As part of the August 2024 Equity Offering (as further described and defined in Note 10–Equity), the Degressive Issuance provision applicable to the June 2024 Notes resulted in an adjustment to the Conversion Rate applicable only to the June 2024 Notes from 650.4065 to 692.7990, and a corresponding increase in the Conversion Rate in the event of a Make-Whole Fundamental Change from 325.2033 to 346.3996.

The September 2024 Amended and Restated Note Purchase Agreement also requires the Company to maintain the effectiveness of registration statements filed with the SEC relating to shares of the Company’s Common Stock which may be received by the holders of the Convertible Notes if such Convertible Notes are converted into Common Stock. If the Company fails to maintain the effectiveness of such registration statements through the period in which the Convertible Notes may be converted, the interest rate applicable to the Convertible Notes may be increased by 0.5% per annum for each 90-day period where such registration statements are not effective, up to a maximum of 2.0% per annum.

Convertible Notes - Derivatives

The terms of the Amended and Restated Note Purchase Agreement permits a change to the Conversion Rates applicable to the June 2024 Notes and September 2024 Notes upon a Digressive Issuance by the Company on or before December 31, 2024. As a result, these conversion features were deemed to be embedded derivatives requiring bifurcation and separate accounting as stand-alone derivative instruments (the “June 2024 Convertible Note Derivative” and “September 2024 Convertible Note Derivative,” respectively, and together, the “Convertible Note Derivatives”). The June 2024 Notes were initially recorded at their face amount of $6 million less debt issuance costs of $541 thousand and the fair value of the June 2024 Convertible Note Derivative, which was determined to be $4.1 million. Similarly, the September 2024 Notes were initially recorded at their face amount of $6 million less debt issuance costs of $454 thousand and the fair value of the September 2024 Convertible Note Derivative, which was determined to be $1.6 million.

The provisions that result in separate accounting for the Convertible Note Derivatives will expire on December 31, 2024, and accordingly, the fair value of the Convertible Note Derivatives, if any, on such date will be transferred to additional paid-in capital. Refer to Note 8–Convertible Note Derivatives and the discussion immediately below for additional details regarding the fair values of the Convertible Note Derivatives.

Convertible Notes - Fair Value

Fair value and carrying value information for the Convertible Notes at each period end follows.

		Unamortized Debt	Net Liability
	Principal	Discount and	Carrying	Fair Value
	Amount	Issuance Costs	Amount	Amount		Leveling
	(in thousands)
As of September 30, 2024
August 2022 Notes, due Aug. 15, 2028	$68,955	$(2,197)	$66,758	$47,532		Level 2
June 2024 Notes, due Aug. 15, 2028	6,108	(4,414)	1,694	2,413	(1)	Level 2
September 2024 Notes, due Aug. 15, 2028	6,000	(2,077)	3,923	3,615	(1)	Level 2
	$81,063	$(8,688)	$72,375	$53,560

As of June 30, 2024
August 2022 Notes, due Aug. 15, 2028	$65,671	$(2,336)	$63,335	$63,289		Level 2
June 2024 Notes, due Aug. 15, 2028	6,000	(4,570)	1,430	1,942	(1)	Level 2
	$71,671	$(6,906)	$64,765	$65,231
(1)
The reported fair value of the convertible note relates only to the debt component of such security and excludes the fair value associated with the related convertible note derivative that has been bifurcated and accounted for separately. Refer to Note 8–Convertible Note Derivatives for fair value information related to the Convertible Note Derivatives.

The valuation model for the Convertible Notes and related Convertible Note Derivatives require the input of subjective assumptions including expected share price volatility, risk-free interest rate and debt rate. Changes in the input assumptions as well as the Company's underlying share price can materially affect the fair value estimates. Changes in the reported fair value of the Convertible Notes between periods are not recognized in net income and therefore have no effect on reported net income (loss).

The significant assumptions used in the fair value model for the Convertible Notes and related Convertible Note Derivatives include the following, with changes in volatility, debt rate and stock price having the most significant impact on the related fair values.

			Sep. 16, 2024
	Sep. 30, 2024		(Sep. 2024 Notes)	Jun. 30, 2024
Risk-free interest rate	3.6%		3.4%	4.5%
Volatility	65.0%		60.0%	50.0%
Debt rate	22.6% - 33.6%	(1)	23.7%	28.7% - 36.7%	(2)
Stock price per share	$0.54		$0.50	$1.21
(1)
Debt rates of 25.5%, 33.6% and 22.6% were utilized in the valuation of the August 2022 Notes, June 2024 Notes and September 2024 Notes, respectively.
(2)
Debt rates of 28.7% and 36.7% were utilized in the valuation of the August 2022 Notes and June 2024 Notes, respectively.

8. Convertible Note Derivatives

The June 2024 Convertible Note Derivative and September 2024 Convertible Note Derivative, each which relate to the June 2024 Notes and September 2024 Notes, respectively, described above in Note 7–Debt, were valued upon initial recognition and at each reporting period at fair value using a with-and-without methodology utilizing a binomial lattice model (a model which utilizes Level 3 fair value inputs). Refer to Convertible Notes–Fair Value in Note 7–Debt for a table of certain inputs utilized in the valuation of the Convertible Notes and related Convertible Note Derivatives on certain dates. Changes in the fair value were recognized in Derivative gain (loss) in the statement of operations, but had no related impact on the Company’s cash position or cash flows. The provision that results in separate accounting for the June 2024 Convertible Note Derivative began June 11, 2024 in connection with the issuance of the June 2024 Notes, and on September 16, 2024 for the September 2024 Convertible Note Derivative in connection with the issuance of the September 2024 Notes. Each of these provisions will expire on December 31, 2024, and accordingly, the fair value of the June 2024 Convertible Note Derivative and September 2024 Convertible Note Derivative, if any, will be transferred to additional paid-in capital at that time.

The components of changes to the fair value of the Convertible Note Derivatives for the periods presented are summarized below.

Derivative
(Asset)/Liability
(in thousands)
Convertible note derivatives (asset) liability — June 30, 2024	$3,315
Additions, at fair value, September 16, 2024	1,643
Fair value adjustments (gain) loss, net	(2,187)
Convertible note derivatives (asset) liability — September 30, 2024	$2,771

9. Financial Instruments and Fair Value Measurements

At September 30, 2024, cash equivalents as well as trade and other payables approximate their fair value due to their short-term nature. Our financial instruments also consist of environmental reclamation bonds which are invested in certificates of deposit and money market funds which are classified as Level 1, the Convertible Notes which are classified as Level 2, and the Convertible Note Derivatives which were classified as Level 3. The reconciliation of changes in the fair value of the Convertible Note Derivative can be found in Note 8–Convertible Note Derivatives.

10. Equity

The Company is authorized to issue up to 360,000,000 shares of common stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, par value, $0.01 per share. The Company has no outstanding shares of preferred stock.

On August 27, 2024, the Company completed an offering (the “August 2024 Equity Offering”) of (i) 5,333,333 shares (the “Shares”) of Common Stock, (ii) Series A warrants to purchase up to an aggregate of up to 5,333,333 shares of Common Stock (the “Series A Warrants”) and (iii) Series B warrants to purchase an aggregate of 5,333,333 shares of Common Stock (the “Series B Warrants”, and collectively with the Series A Warrants, the “Warrants”). The Shares and Warrants were offered and sold on a combined basis for consideration equating to $0.75 for one Share and two Warrants. The exercise price for each of the Warrants is $0.7981 per share. This transaction resulted in net proceeds to the Company of approximately $3.0 million after deducting the placement agent’s fees and other offering expenses (inclusive of amounts payable and accrued as of September 30, 2024). The aggregate net proceeds and issuance costs associated with the August 2024 Equity Offering were allocated to the Shares and Warrants based upon the relative fair value of such items on the offering date.

The Series A Warrants and the Series B Warrants are initially exercisable on February 27, 2025. The Series A Warrants will expire on February 27, 2030 and the Series B Warrants will expire on February 27, 2027. The Warrants contain standard adjustments to the exercise price including for stock splits, stock dividends, rights offerings and pro rata distributions. The Warrants also include certain rights upon the occurrence of a “fundamental transaction” (as described in the Warrants), including the right of the holder thereof to receive from the Company or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of Common Stock in such fundamental transaction in the amount of the Black Scholes value (as described in the Warrants) of the unexercised portion of the Warrant on the date of the consummation of such fundamental transaction. The Warrants include cashless exercise rights to the extent the resale of the shares of Common Stock underlying the Warrants is not registered under the Securities Act.

During the three months ended September 30, 2024 and 2023, the Company issued approximately 231 thousand and 50 thousand shares of its Common Stock upon the vesting of equity awards. The vesting did not result in any cash proceeds to the Company.

2024 Equity Distribution Agreement

On March 28, 2024, the Company entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Canaccord Genuity LLC and D.A. Davidson & Co. (the “Agents”) pursuant to which the Company may offer and sell up to $15.0 million of shares of Common Stock from time to time through the Agents, acting as the Company’s sales agents, or directly to one or more of the Agents, acting as principal (the “ATM Program”).

Neither of the Agents is required to sell any specific number or dollar amount of shares of the Company’s Common Stock, but each has agreed, subject to the terms and conditions of the Equity Distribution Agreement, to use its commercially reasonable efforts, consistent with its normal trading and sales practices, to sell the shares of Common Stock on the terms agreed upon by such Agent and the Company.

The Company did not sell any shares of Common Stock nor receive any proceeds under the Equity Distribution Agreement during the three months ended September 30, 2024. As a result of the August 2024 Equity Offering we are precluded from utilizing the ATM Program for one year following the closing of the offering, and as a result approximately $410 thousand of costs previously capitalized for the ATM Program were written-off to General and administrative expense during the three months ended September 30, 2024.

11. Share Based Compensation

Share based compensation expense is included in general and administrative expense and represents costs associated with restricted share unit (“RSU”), director restricted share unit (“DSU”) and performance share unit (“PSU”) activity and options. Share based compensation expense consisted of the following for the periods presented.

	Three Months Ended September 30,
	2024	2023
	(in thousands)
Share based compensation expense — service based
Employee share option plan	$100	$96
2022 Equity Compensation Plan — Options	21	133
2022 Equity Compensation Plan — PSUs	(9)	48
2022 Equity Compensation Plan — RSU and DSUs	1,238	322
Total share based compensation expense	$1,350	$599

As of September 30, 2024, the Company had approximately $774 thousand of total unrecognized stock-based compensation expense related to unvested stock-based compensation awards that is expected to be recognized over a weighted average period of approximately 1.4 years.

Stock Options

Option grants are made under the 2022 Equity Compensation Plan and vest ratably over the vesting period which is generally three years or less. The significant assumptions used to estimate the fair value of stock option awards granted during the three months ended September 30, 2024 and 2023, using a Black-Scholes option valuation model are as follows.

	Three months ended September 30,
	2024	2023
Exercise price	$1.27	$7.73
Share price	$0.51	$2.46
Volatility	99%	99%
Expected term in years	2.9	9.6
Risk-free interest rate	3.4%	4.3%
Dividend rate	Nil	Nil

The following table summarizes stock option activity for each of the periods presented.

	Three months ended September 30,
	2024		2023
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
	(In thousands, except per share data)
Outstanding at beginning of the period	4,001	$9.33	4,187	$10.91
Granted	301	1.27	300	7.73
Exercised	—	—	—	—
Expired/forfeited	(1,660)	5.26	(278)	25.49
Outstanding at end of the period	2,642	10.97	4,209	9.71

Vested at the end of the period	2,000	13.58	3,356	9.83
Unvested at the end of the period	642	$2.85	853	$9.25

The weighted average remaining life of vested options at September 30, 2024 and 2023 was approximately 2.3 years and 1.2 years, respectively. As of September 30, 2024 and 2023, the maximum expiration date for vested options was approximately 8.6 and 2.0 years, respectively.

As of September 30, 2024, there was approximately $298 thousand of unrecognized compensation cost related to 642 thousand unvested stock options. This cost is expected to be recognized over a weighted-average remaining period of approximately 1.5 years. As of September 30, 2024 and 2023, the maximum expiration date for unvested options was approximately 2.8 and 9.6 years, respectively.

The following table summarizes the activity for unvested options for each of the periods presented.

	Three months ended September 30,
	2024		2023
	Number of Options	Weighted Average Grant Date Fair Value per share	Number of Options	Weighted Average Grant Date Fair Value per share
	(In thousands, except per share data)
Unvested at beginning of the period	341	$1.79	838	$6.42
Granted	301	0.22	300	2.08
Vested	—	—	(7)	6.85
Expired/forfeited	—	—	(278)	10.48
Unvested at end of the period	642	$1.05	853	$3.57

As of September 30, 2024 and 2023, all outstanding stock options and vested stock options had no intrinsic value as the exercise prices of the respective options exceeded the Company's stock price on such dates. There were no options exercised during the three months ended September 30, 2024 and 2023.

Full Value Awards (Restricted Share Units, Director Share Units and Performance Share Units)

The following table summarizes RSU, DSU and PSU activity for each of the periods presented.

	Serviced-Based Shares	Weighted Average Grant Date Fair Value per Share	Performance- Based Shares		Weighted Average Grant Date Fair Value per Unit	Total Shares
	(In thousands, except per share data)
Non-vested shares/units outstanding at June 30, 2024	367.8	$2.56	94.4		$5.73	462.2
Granted	353.0	0.52	455.3	(1)	0.51	808.3
Vested	(323.5)	1.95	—		—	(323.5)
Forfeited	—	—	(22.9)		2.46	(22.9)
Non-vested shares/units outstanding at September 30, 2024	397.3	$1.25	526.8		$1.36	924.1

	Serviced-Based Shares	Weighted Average Grant Date Fair Value per Share	Performance- Based Shares		Weighted Average Grant Date Fair Value per Unit	Total Shares
	(In thousands, except per share data)
Non-vested shares/units outstanding at June 30, 2023	209.8	$6.78	139.1		$7.20	348.9
Granted	186.6	2.46	121.6	(2)	2.46	308.2
Vested	(77.1)	6.31	—		—	(77.1)
Forfeited	(4.5)	14.49	(4.5)		14.49	(9.0)
Non-vested shares/units outstanding at September 30, 2023	314.8	$4.23	256.2		$4.82	571.0
(1)
During the three months ended September 30, 2024, approximately 455.3 thousand PSUs were granted, which based on the achievement of certain financial and operational targets, could vest within a range of 0% to 100%. The targets are 1) construction of the large-scale commercial facility commencing prior to September 1, 2026; 2) an approved final investment decision in the large-scale commercial facility at a modeled internal rate of return of 20%, 3) achievement of an enterprise value in excess of $200 million, and 4) achievement of an enterprise value in excess of $300 million. The determination of the percentage of shares that ultimately vest will be made at the three-year anniversary of the grant date based upon achievement of the performance targets over the period.
(2)
During the three months ended September 30, 2023, approximately 121.6 thousand PSUs were granted, which based on the achievement of certain financial and operational targets, could vest within a range of 0% to 100%. The targets are 1) construction of the large-scale commercial facility commencing prior to September 1, 2026; 2) the budget for the large-scale commercial facility remaining within a range of $342-418 million; and 3) an approved final investment decision in the large-scale commercial facility at a modeled internal rate of return of 20%. The determination of the percentage of shares that ultimately vest will be made at the three-year anniversary of the grant date based upon achievement of the performance targets over the period.

During the three months ended September 30, 2024, the vesting of approximately 32 thousand RSUs was accelerated, and approximately 23 thousand PSUs were forfeited in accordance with the terms of a severance agreement with an employee. This resulted in approximately $915 thousand of incremental share based compensation expense recognized during the quarter.

12. Earnings (Loss) Per Common Share

Basic loss per share is computed by dividing the net loss available to common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted loss per share reflects the potential dilution that could occur if DSUs, RSUs, PSUs, stock options and convertible securities such as the Convertible Notes (excluding any Additional Shares since the probability of a Make-Whole Fundamental Change cannot be predicted) and Warrants were exercised or converted into common stock at the end of the respective period. Diluted loss per share equals basic loss per share for the three months ended September 30, 2024 and 2023 as the effect of including dilutive securities in the calculation would be anti-dilutive.

For the three months ended September 30, 2024 and 2023, the following effects are excluded from the computation of dilutive loss per share as such effects would have an anti-dilutive effect.

	Three Months Ended September 30,
	2024	2023
	(in thousands)
Interest expense on Convertible Notes	$2,184	$2,393
Derivative gain (loss) — Convertible Note Derivatives	$2,187	$—
Additional shares assuming conversion of Convertible Notes	55,480	3,611
Additional shares assuming exercise of Warrants	10,667	—
Stock options and unvested restricted stock units and performance share units	3,566	4,780

13. Commitments and Contingencies

Purchase Obligations

As of September 30, 2024, the Company had purchase order commitments of approximately $4.3 million primarily for engineering services for our proposed commercial-scale facility, drilling services related to wellfield development, raw materials for the operation of our SSF and other services.

Litigation

On July 17, 2023, the Company filed a complaint (the “Complaint”) against a previous construction contractor in the United States District Court for the Central District of California, Eastern Division, alleging, among other things, numerous breaches by the contractor of its contractual obligations to 5EBA under the Procurement and Construction Contract, effective April 26, 2022, by and between 5EBA and the contractor, relating to the construction of the SSF in California (the “Contract”). On August 10, 2023, the contractor filed an answer to the Complaint as well as a counterclaim for, among other things, alleged breaches by 5EBA of its contractual obligations to the contractor under the Contract and has requested relief in the approximate amount of $5.5 million. The Company plans on filing a response disputing the counterclaims asserted by the contractor and reaffirming the grounds for recovery raised in the Complaint. Discovery has begun and is ongoing. An estimate of reasonably possible losses, if any, cannot be made at this time.

APPENDIX B-2

MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023 (AS INCLUDED IN THE COMPANY’S QUARTERLY REPORT ON FORM 10-Q FILED NOVEMBER 13, 2024)

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) summarizes the significant factors affecting the operating results, financial condition, liquidity and capital resources, and cash flows of our Company for the three months ended September 30, 2024 and 2023. This MD&A should be read in conjunction with, and is qualified in its entirety by, the unaudited condensed consolidated financial statements, the accompanying notes thereto and other financial information included in this Quarterly Report on Form 10-Q, and the consolidated financial statements and accompanying notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Annual Report on Form 10-K, filed with the SEC on September 9, 2024 (the “Annual Report”). Except for historical information, this discussion and analysis contains forward looking statements that involve risks, uncertainties and assumptions and other important factors, which include, but are not limited to, the risks described elsewhere in this Form 10-Q under “Item 1A. Risk Factors” and elsewhere in our Annual Report filed with the SEC, any of which could cause the Company’s actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they are made. Additionally, you should refer to the “Cautionary Note Regarding Forward-Looking Statements.” References within this MD&A to the “Company,” “we,” “our,” and “us,” refer to 5E Advanced Materials, Inc. and its subsidiaries.

Overview

5E Advanced Materials, Inc. is focused on becoming a vertically integrated global leader and supplier of specialty boron and advanced boron derivative materials whose mission is to enable decarbonization, increase food security, and ensure domestic supply of critical materials. We hold 100% of the rights through ownership in the 5E Boron Americas (Fort Cady) Complex (the “Project”) through our wholly owned subsidiary 5E Boron Americas LLC. Our Project is underpinned by a mineral resource that includes boron and lithium, with the boron being contained in a conventional boron mineral known as colemanite. In 2022, our facility was designated as Critical Infrastructure by the U.S. Department of Homeland Security’s Cybersecurity and Infrastructure Security Agency. Our vision is to safely process boric acid and lithium carbonate through sustainable best practices to enable decarbonization, food security and domestic supply surety.

Recent Developments

Commercial Team Strategic Hires

During October 2024, we hired Mark Zamek as our Vice President of Commercial Products, and Kenneth Hoo as our Vice President of Commercial Products - APAC. Mr. Zamek has over 20 years of direct industry experience, having held various senior roles across sales and marketing functions at the largest global borate producers. Most recently, Mr. Zamek served as a consultant for Eti Maden, where he advised the U.S.-focused boron operations on commercial strategy and market expansion initiatives. Prior to that, Mr. Zamek served in numerous strategic sales and marketing roles for over twenty years with Rio Tinto’s U.S. Borax, most recently as Key Global Accounts Manager where he was responsible for managing the company’s largest global borates contract.

Mr. Hoo has over 17 years of borates industry experience, having held several roles in a sales capacity at the largest global borate producers, as well as consumers. Most recently, Mr. Hoo served as a Sales Manager at Rio Tinto Group, where he specialized in a variety of products, notably borates. Prior to that, Mr. Hoo served in numerous strategic sales roles at borate producers where he accumulated APAC supply chain and logistics expertise while focusing on developing commercial relationships in the Asian market.

We believe that the addition of Mr. Zamek and Mr. Hoo to our leadership team will progress our vision of becoming a leading global supplier of boric acid and boron specialty materials.

Highlights for the Three Months ended September 30, 2024

Operational Highlights

Operational Update

As of September 30, 2024, production rates at our Small-Scale Facility (the “SSF”) have steadied and, as of the date of this Quarterly Report, we are maintaining production of boric acid at one short ton per day with continuous improvement in production rates and product specification at the facility. Our operations team has successfully programmed crystallization to operate in automatic mode such that distillation occurs based on feed concentration, improving both boric acid consistency and quality. Recently, the SSF’s belt filter spray nozzle systems were optimized to maintain sulfur content below 100 ppm, which is lower than levels specified by customers in our qualification program.

As of the date of this Quarterly Report, we have begun to remove metal salts as calcium levels and metal salts have lagged boric acid leach rates. Calcium content as of October 2024 has increased to greater than 20,000 ppm, necessitating the production of a calcium-based by-product. As we assess commercial scale engineering, the anticipated recovery solution after removal of calcium is expected to reinforce our confidence levels of solution feed profiles that inform raw material utilizations that drive operating expenses, which we believe will enable us to have a more refined view of our future capital needs and operating expense profile. We continue to evaluate calcium chloride as a potential byproduct and have tested and produced samples of a 38% calcium chloride solution that we believe are representative of what could be produced on a commercial scale.

We anticipate maintaining boric acid production rates of one short ton per day for the foreseeable future while the SSF continues to provide the necessary data to inform and refine the design of our commercial-scale facility, explore ways to optimize our wellfield design and related capital costs, and progress our customer qualification program.

Financing Highlights

August 2024 Equity Offering

On August 27, 2024, we completed an offering (the “August 2024 Equity Offering”) of (i) 5,333,333 shares (the “Shares”) of our common stock, par value $0.01 per share (“Common Stock”), (ii) Series A warrants to purchase up to an aggregate of up to 5,333,333 shares of Common Stock (the “Series A Warrants”) and (iii) Series B warrants to purchase an aggregate of 5,333,333 shares of Common Stock (the “Series B Warrants”, and collectively with the Series A Warrants, the “Warrants”). The Shares and Warrants were offered and sold on a combined basis for consideration equating to $0.75 for one Share and two Warrants. The exercise price for each of the Warrants is $0.7981 per share.

The Series A Warrants and the Series B Warrants are initially exercisable on February 27, 2025. The Series A Warrants will expire on February 27, 2030 and the Series B Warrants will expire on February 27, 2027. The Warrants contain standard adjustments to the exercise price including for stock splits, stock dividends, rights offerings and pro rata distributions. The Warrants also include certain rights upon the occurrence of a “fundamental transaction” (as described in the Warrants), including the right of the holder thereof to receive from the Company or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of Common Stock in such fundamental transaction in the amount of the Black Scholes value (as described in the Warrants) of the unexercised portion of the Warrant on the date of the consummation of such fundamental transaction. The Warrants include cashless exercise rights to the extent the resale of the shares of Common Stock underlying the Warrants is not registered under the Securities Act.

In connection with the August 2024 Equity Offering, we agreed not to issue any shares of Common Stock (or securities exercisable or exchangeable for Common Stock) for a period of 90 days following the closing of the offering, or to enter into any “variable rate transactions” for one year following the closing of the offering.

The net proceeds to us for the August 2024 Equity Offering were approximately $3.0 million after deducting the placement agent’s fees and other offering expenses payable by us (inclusive of amounts payable and accrued as of September 30, 2024).

September 2024 Notes Offering

On September 16, 2024, pursuant to an amended and restated note purchase agreement (the “September 2024 Amended and Restated Note Purchase Agreement”), we issued and sold new senior secured convertible notes in an aggregate principal amount of $6.0 million (the “September 2024 Notes”), comprised of $3.0 million of September 2024 Notes to Bluescape Special Situations IV (“Bluescape”), and $1.5 million of September 2024 Notes to each of Ascend Global Investment Fund SPC for and on behalf of Strategic SP (“Ascend”) and Meridian Investments Corporation (“Meridian”). The net proceeds to us for the September 2024 Notes Offering were approximately $5.5 million after deducting issuance costs and fees payable by us (inclusive of amounts payable and accrued for third-party expenses as of September 30, 2024). For additional information, see “Note 7–Debt” to the unaudited condensed consolidated financial statements located elsewhere in this Quarterly Report on Form 10-Q.

EXIM Bank Letter of Interest

In September 2024, we received a non-binding Letter of Interest (“LOI”) from the Export-Import Bank of the United States (“EXIM”). The LOI outlines the potential for the creation of a debt facility of up to $285 million, which would be utilized for commercial-scale development and construction of 5E’s Boron Americas Complex. The potential debt funding package would carry a repayment tenor of up to 15 years under EXIM’s Make More in America Initiative, a part of a whole-of-government effort to strengthen America’s supply chains, support American jobs and boost America’s ability to compete with countries like China, especially in sectors critical to national security. We believe the LOI demonstrates a growing awareness and commitment by the U.S. government to securing an integrated boron supply chain.

We expect to submit a formal application to EXIM in calendar year 2025, at which point we expect EXIM would begin the necessary due diligence to determine if a final commitment may be issued. A final commitment, if any, must comply with EXIM’s policies and eligibility requirements, and will depend on meeting EXIM's underwriting criteria, authorization process, finalization and satisfaction of terms and conditions. The LOI does not represent a funding commitment nor an indication of financing or project viability and there is no guarantee that we will secure the EXIM funding commitment.

Financing Transactions — Liquidity Considerations

Although the August 2024 Equity Offering and issuance of September 2024 Notes improved our cash position by providing an aggregate of approximately $8.6 million of net proceeds after issuance costs and fees to the Company (inclusive of amounts payable and accrued as of September 30, 2024), and we continue to operate under a business plan that includes reductions in certain spending, we will need additional financing in order to continue as a going concern and maintain a cash balance in excess of the $7.5 million minimum cash covenant contained in the September 2024 Amended and Restated Note Purchase Agreement (as discussed in Note 7–Debt to the unaudited condensed consolidated financial statements). An event of default under the September 2024 Amended and Restated Note Purchase Agreement would cause all of our Convertible Notes to become immediately due and payable, for which we would not have the resources to repay without additional financing. The receipt of potential funding cannot be considered probable at this time because these plans are not entirely within management's control as of the date of the unaudited condensed consolidated financial statements. Therefore, there exists substantial doubt regarding our ability to continue as a going concern. Even if additional financing is successfully consummated, available liquidity may still not be sufficient to eliminate the aforementioned substantial doubt regarding our ability to continue as a going concern. Refer to the "Going Concern" discussion within Note 1–Basis of Financial Statement Presentation of the unaudited condensed consolidated financial statements and “Liquidity and Capital Resources” below for more information.

Results of Operations

The following table summarizes our results of operations for the periods presented.

	Three Months Ended September 30,		Change
	2024	2023	$	%
	(in thousands)
COSTS AND EXPENSES
Project expenses	$1,554	$1,583	$(29)	-2%
Small-scale facility operating costs	1,587	—	1,587	N/A
General and administrative	4,798	6,038	(1,240)	-21%
Research and development	—	39	(39)	-100%
Depreciation and amortization expense	4,972	53	4,919	*
Total costs and expenses	12,911	7,713	5,198	67%
LOSS FROM OPERATIONS	(12,911)	(7,713)	(5,198)	67%
NON-OPERATING INCOME (EXPENSE)
Interest income	23	132	(109)	-83%
Other income	1	3	(2)	-67%
Derivative gain (loss)	2,187	—	2,187	N/A
Interest expense	(2,155)	(1,787)	(368)	21%
Other expense	(4)	(5)	1	-20%
Total non-operating income (expense)	52	(1,657)	1,709	-103%
NET INCOME (LOSS)	$(12,859)	$(9,370)	$(3,489)	37%

* Represents a percentage change greater than +/- 300%

Comparison of the three months ended September 30, 2024 and 2023

Project expenses

Project expenses include drilling, plug and abandonment, site-preparation, engineering, consumables, testing and sampling, hydrology, permits, surveys, and other expenses associated with further progressing our Project. Prior to April 1, 2024, Project expenses also included non-labor related costs incurred to prepare for the operation of the SSF, as these costs were incurred prior to the SSF being placed into operation. For the three months ended September 30, 2024, project expenses decreased $29 thousand, or 2%, versus the comparable period in the prior year. The decrease was primarily the result of (i) a decrease in Environmental Protection Agency compliance costs ($0.4 million), (ii) a decrease in testing and analysis costs ($0.2 million ), (iii) a decrease in insurance costs ($0.1 million), and (iv) a reduction in expenses incurred relating to our plug and abandonment program to prepare the wellfield for injection operations ($0.1 million). These decreases were offset by increases in (i) materials and drilling services for the installation of additional observation wells ($0.5 million), and (ii) an increase in site related costs ($0.2 million).

Small-scale facility operating costs

Small-scale facility operating costs consists of raw materials, salaries and benefits for employees that are directly responsible for the operation of the SSF and maintenance and upkeep related to the SSF after April 1, 2024. Prior to April 1, 2024, such costs were reported within either Project expenses or General and administrative expenses as the small-scale facility had not yet been placed into operation. For the three months ended September 30, 2024, Small-scale facility operating costs consisted of (i) salaries and benefits for our employees directly responsible for operating the SSF ($1.2 million), (ii) raw materials necessary to operate the SSF and produce boric acid ($0.2 million), and (iii) maintenance, upkeep and other costs incurred for the operation of the SSF ($0.2 million). There were no comparable expenses for the prior year as the SSF had not yet been placed into service and such costs were reported as either Project expenses or General and administrative expenses, as appropriate.

General and administrative expenses

General and administrative expenses include professional fees, costs associated with marketing, on-going SEC and public company costs, public relations, rent, salaries, share-based compensation and other expenses. Prior to April 1, 2024, all salaries and benefits for the entire organization were reported in general and administrative expenses. After April 1, 2024, the date which we began commercial operation of the SSF, salaries and benefits for employees that are directly responsible for the operation of the SSF are reported in Small-scale facility operating costs. For the three months ended September 30, 2024, general and administrative expenses decreased $1.2 million, or 21%, versus the comparable period in the prior fiscal year. The decrease was primarily due to (i) $1.2 million of salaries and benefits for personnel responsible for the operation of the SSF, which are now reported as Small-scale facility operating costs, (ii) a reduction in professional and legal fees ($0.4 million), (iii) a reduction on incentive compensation related costs ($0.4 million), and (iv) a reduction in marketing related costs ($0.1 million). These decreases were partially offset by an increase in share-based compensation costs, which was primarily the result of the acceleration of certain awards in accordance with an employee’s severance agreement ($0.8 million).

Research and development

Research and development expense includes costs incurred under research agreements with Georgetown University and Boston College that aim to enhance the performance of permanent magnets through increased use of boron. Both engagements were completed during the second fiscal quarter of 2024. Therefore, we incurred no research and development costs in the three months ended September 30, 2024.

Depreciation and amortization expense

Depreciation and amortization relates to use of our SSF, injection and recovery wells, owned or leased vehicles, buildings and equipment and the accretion of our asset retirement obligations. For the three months ended September 30, 2024, depreciation and amortization expense increased $4.9 million versus the comparable period in the prior year. This increase was primarily due to placing the SSF and its related injection and recovery wells, facilities and equipment into service as of April 1, 2024 corresponding with the commencement of commercial operations.

Interest income

Interest income is derived from the investment of our excess cash and cash equivalents in short-term (original maturities of three months or less) investments of highly liquid treasury bills and certificates of deposit. For the three months ended September 30, 2024, interest income decreased $109 thousand, or 83%, versus the comparable period in the prior fiscal year. Such decrease correspond to decreases in our average cash and cash equivalent balances between the periods.

Other income

Other income is derived from the third-party use of our hydrology wells and the sale of scrap and other materials. For the three months ended September 30, 2024, other income decreased $2 thousand, or 67%, versus the comparable period in the prior fiscal year. The decrease primarily relates to reduced third-party use of our hydrology wells compared to the prior year.

Derivative gain

Derivative gain (loss) results from changes in the fair value of the embedded conversion features relating to degressive issuance provisions originally contained in the May 2024 Amended and Restated Note Purchase Agreement, and subsequently incorporated into and continue under the September 2024 Amended and Restated Note Purchase Agreement as it relates to the June 2024 Convertible Note Derivative and September 2024 Convertible Note Derivative that are required to be bifurcated and accounted for separately as stand-alone derivative instruments (as discussed within Note 7 and Note 8 to the unaudited condensed consolidated financial statements).

The unrealized derivative gain (loss) during the three months ended September 30, 2024 was primarily due to a decrease in our stock price during the period, which resulted in a gain on the June 2024 Convertible Note Derivative. Our stock price on June 28, 2024 (the last trading day prior to the end of our prior fiscal year) and September 30, 2024 (the end of the current fiscal quarter) was $1.21 and $0.54, respectively. The observed decline in our stock price, particularly to a price below the Conversion Price for the June 2024 Notes, resulted in a decline in the value of the embedded conversion feature and a resulting derivative gain of $2.4 million. This derivative gain was offset, to a lesser extent, by a loss with respect to the September 2024 Convertible Note Derivative during the same period. The unrealized derivative loss was primarily due to an increase in our stock price from $0.50 on September 16, 2024 (the issuance date of the September 2024 Notes) to $0.54 on September 30, 2024 (the end of the current fiscal quarter). There were no comparable embedded conversion features requiring bifurcation and separate accounting in the comparative period in the prior fiscal year and therefore there was no related Derivative gain (loss). Future changes in the fair value of the embedded conversion features prior to their expiration will affect future net income, but will not have any effect on cash flows. On December 31, 2024, the conversion features associated with the June 2024 Notes and September 2024 Notes that results in separate accounting will expire and the fair value of such derivatives, if any, will be transferred to additional paid-in capital on such date.

Interest expense

Interest expense primarily relates to interest expense incurred on the Convertible Notes and is net of amounts capitalized to construction-in-progress. Prior to the execution of an amended and restated note purchase agreement on January 18, 2024 (the “January 2024 Amended and Restated Note Purchase Agreement”), the August 2022 Notes accrued interest at a rate of 6% when interest was paid-in-kind through the issuance of additional notes. Subsequent to the January 2024 Amended and Restated Note Purchase Agreement and continuing under the September 2024 Amended and Restated Note Purchase Agreement, the August 2022 Notes accrue interest at a rate of 10% when interest is paid-in-kind through the issuance of additional notes, with such rate also applying to the June 2024 Notes and September 2024 Notes. We also recognize interest expense for the amortization of debt issuance costs and the amortization of debt discounts on the Convertible Notes. As part of the modification of the terms of our debt associated with the January 2024 Amended and Restated Note Purchase Agreement, the modified debt was recognized at fair value on our balance sheet which eliminated the prior debt discount that was amortized to interest expense.

For the three months ended September 30, 2024, interest expense increased $0.4 million, or 21%, versus the comparable period in the prior fiscal year. This increase was primarily due to the combined effect of interest accruing (i) at 10% under the terms of our January 2024 Amended and Restated Note Purchase Agreement compared to 6% under our prior agreement in the prior period, (ii) on a $12 million aggregate increase in the principal balance of Convertible Notes resulting from the issuance of the June 2024 Notes and September 2024 Notes, and (iii) on $2.1 million and $3.4 million of interest that was paid-in-kind during February of 2024 and August of 2024, respectively (for a combined impact of $0.9 million increase in interest expense). Interest expense also increased as a result of capitalizing less interest expense to construction-in-progress between periods as a result of the SSF being placed into service on April 1, 2024 and therefore no longer eligible for interest capitalization (an impact of $0.6 million increase in interest expense). These increases were partially offset by the effects of a reduction in the amount of debt discount and debt issuance costs amortization primarily resulting from the write-off of the remaining unamortized debt discount and debt issuance costs (established August 26, 2022) and corresponding elimination of the amortization of such amounts in connection with the accounting for the January 2024 Amended and Restated Note Purchase Agreement ($1.1 million reduction in interest expense).

Liquidity and Capital Resources

Overview

As of September 30, 2024, we had cash and cash equivalents of $6.9 million and working capital of $0.6 million compared to $4.9 million of cash and cash equivalents and a working capital deficit of $2.9 million as of June 30, 2024. Our predominant source of cash has been generated through equity financing from issuances of our common stock and equity-linked securities, including our Convertible Notes. Since inception, we have not generated revenues, and as such, have relied on equity financing and equity-linked instruments to fund our operating and investing activities. We maintain the majority of our cash and cash equivalents in accounts with major U.S. and multi-national financial institutions, and our deposits at certain of these institutions may exceed insured limits. Market conditions can impact the viability of these institutions.

A summary of our cash flows for the three months ended September 30, 2024 and 2023 follows.

	For the three months ended September 30,		Change
	2024	2023	$	%
	($ in thousands)
Net cash used in operating activities	$(6,375)	$(6,886)	$511	-7%
Net cash used in investing activities	(400)	(1,631)	1,231	-75%
Net cash provided by financing activities	8,730	(10)	8,740	*
Net increase (decrease) in cash and cash equivalents	$1,955	$(8,527)	$10,482	-123%

* Represents a percentage change greater than +/- 300%

Cash Flows Used For Operating Activities

Net cash used in operating activities for each of the above periods was primarily the result of general and administrative costs (exclusive of share-based compensation), costs incurred in furthering the Project, preparing us for the operation of the SSF, and operating costs of the SSF after commercial operations commenced on April 1, 2024. During the three months ended September 30, 2024, we used $6.4 million of cash for operating activities, a decrease of approximately $0.5 million or 7% compared to the comparable period in the prior fiscal year. The decrease in cash used in operations during the current period primarily results from the combined decrease in General and administrative and Small-scale facility operating costs, net of non-cash share-based compensation expense in fiscal year 2024 versus the prior fiscal year (refer to the discussion of year-over-year changes in Project expenses and General and administrative expenses above for additional details).

Cash Flows Used For Investing Activities

Our cash flows used for investing activities primarily relate to equipment purchases, engineering, the construction and commissioning of our SSF, and FEL-2 engineering related to our commercial-scale facility. During the three months ended September 30, 2024, we used $0.4 million of cash for investing activities, a decrease of approximately $1.2 million, or 75%, compared to the comparable period in the prior fiscal year. Net cash used in investing activities during the three months ended September 30, 2024 related to engineering services for FEL-2 engineering of our commercial-scale facility. Net cash used in investing activities during the three months ended September 30, 2023 primarily related to final construction and commissioning of our SSF.

Cash Flows From Financing Activities

Our cash flows from financing activities primarily relate to equity and equity-linked financing transactions to fund our business and operations. Cash flows provided by financing activities for the three months ended September 30, 2024 were the result of (i) approximately $3.1 million of net proceeds received from the August 2024 Equity Offering, after recognition of the related costs and fees (exclusive of amounts payable and accrued as of September 30, 2024), and (ii) approximately $5.7 million of proceeds received from the issuance of September 2024 Notes, after recognition of the related costs and fees (exclusive of amounts payable and accrued as of September 30, 2024). Cash flows used in financing activities during the comparable prior fiscal year were the result of payments on the Company’s vehicle loans.

Convertible Notes Summary

As of September 30, 2024, we had an aggregate principal amount of Convertible Notes of approximately $81.1 million outstanding. The Convertible Notes are convertible into shares of the Company’s Common Stock, are secured by substantially all of the Company’s assets and mature on August 15, 2028, as further described below. Additional details related to the Convertible Notes can be found in Note 7–Debt to the unaudited condensed consolidated financial statements located elsewhere in this Quarterly Report on Form 10-Q.

The August 2022 Notes are convertible into 66,261,621 shares of Common Stock (including principal and accrued interest paid-in-kind until maturity), and may be convertible into a maximum of an additional 33,130,816 Additional Shares upon the occurrence of a Make-Whole Fundamental Change.

The June 2024 Notes are convertible into 6,252,368 shares of Common Stock (including principal and accrued interest paid-in-kind until maturity), and may be convertible into a maximum of an additional 3,126,184 Additional Shares upon the occurrence of a Make-Whole Fundamental Change.

The September 2024 Notes are convertible into 9,380,671 shares of Common Stock (including principal and accrued interest paid-in-kind until maturity), and may be convertible into a maximum of an additional 3,908,615 Additional Shares upon the occurrence of a Make-Whole Fundamental Change.

Equity Offerings

On August 27, 2024, we completed the August 2024 Equity Offering of (i) 5,333,333 Shares of Common Stock, (ii) Series A Warrants to purchase up to an aggregate of up to 5,333,333 shares of Common Stock, and (iii) Series B Warrants to purchase an aggregate of 5,333,333 shares of Common Stock. The Shares and Warrants were offered and sold on a combined basis for consideration equating to $0.75 for one Share and two Warrants.

The Series A Warrants and the Series B Warrants are initially exercisable on February 27, 2025. The Series A Warrants will expire on February 27, 2030 and the Series B Warrants will expire on February 27, 2027. The Warrants contain standard adjustments to the exercise price including for stock splits, stock dividends, rights offerings and pro rata distributions. The Warrants also include certain rights upon the occurrence of a “fundamental transaction” (as described in the Warrants), including the right of the holder thereof to receive from the Company or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of Common Stock in such fundamental transaction in the amount of the Black Scholes value (as described in the Warrants) of the unexercised portion of the Warrant on the date of the consummation of such fundamental transaction. The Warrants include cashless exercise rights to the extent the resale of the shares of Common Stock underlying the Warrants is not registered under the Securities Act.

2024 Equity Distribution Agreement

On March 28, 2024, we entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Canaccord Genuity LLC and D.A. Davidson & Co. (the “Agents”) pursuant to which we may offer and sell up to $15.0 million of shares of our Common Stock from time to time through the Agents, acting as our sales agents, or directly to one or more of the Agents, acting as principal (the “ATM Program”).

Neither of the Agents is required to sell any specific number or dollar amount of shares of our Common Stock, but each has agreed, subject to the terms and conditions of the Equity Distribution Agreement, to use its commercially reasonable efforts, consistent with its normal trading and sales practices, to sell the shares of Common Stock on the terms agreed upon by such Agent and the Company.

We did not sell any shares of common stock nor receive any proceeds under the Equity Distribution Agreement during the three months ended September 30, 2024. As a result of the August 2024 Equity Offering, we are precluded from utilizing the ATM program until after August 27, 2025.

Material Cash Requirements

Our material short-term cash requirements include general and administrative expenses including recurring payroll and benefit obligations for our employees, costs necessary to further engineering of our proposed commercial-scale complex, operating costs for the SSF, project related costs, payments under certain lease agreements and working capital needs. Our long-term material cash requirements from currently known obligations include repayment of outstanding borrowings and interest payment obligations under our Convertible Notes (which may be avoided to the extent the Convertible Notes are converted to shares of our Common Stock and/or interest is paid-in-kind) and future obligations to reclaim, remediate, or otherwise restore properties to a condition that existed prior to our operations. Refer to the “Construction in Progress,” “Asset Retirement Obligations,” “Accounts Payable and Accrued Liabilities,” “Long-term Debt” and “Commitments and Contingencies” footnotes in the unaudited condensed consolidated financial statements for more information on certain of these expenditures and obligations.

Contractual Commitments and Contingencies

Purchase Obligations

As of September 30, 2024, we had purchase order commitments of approximately $4.3 million primarily for engineering services for our proposed commercial-scale facility, drilling services related to wellfield development, raw materials for the operation of our small-scale facility and other services.

Future Capital Requirements

Over the next 12 months we have the following plans that will require additional capital:

•
Operate the SSF to provide the necessary data for our commercial-scale facility and progress our customer qualification program;
•
Progress FEL-2, FEL-3, and detail engineering;
•
Optimize well-field design in an effort to reduce future mining capital and operational expenditure through various drilling techniques such as directional, horizontal and radial drilling;

•
Pursue and optimize infrastructure capital expenditures for our larger-scale facility which could include expansion of non-potable water resources, upgrading shore power, connection to a natural gas network, and constructing new access roads into and out of the location for our larger-scale facility; and
•
Further define our advanced materials strategy with consideration to engineering and repurposing our SSF to produce boron advanced materials once sufficient data has been obtained for flow sheet optimization and the production of product for customer qualification.

Although the August 2024 Equity Offering and issuance of the September 2024 Notes, each discussed above, improved our cash position, and we continue to operate under a business plan that includes reductions in certain spending, we will need additional financing in order to continue as a going concern and maintain a cash balance in excess of the $7.5 million minimum cash covenant contained in the Amended and Restated Note Purchase Agreement. Absent additional financing as outlined above, we may no longer be able to meet our ongoing obligations, continue operations or achieve the milestones outlined above. If we are not able to secure additional financing cash flows and our cash balance falls below $7.5 million after December 31, 2024, an event of default under the Amended and Restated Note Purchase Agreement would occur if not cured after 30 days. An event of default would cause our Convertible Notes balance outstanding to become immediately due and payable, for which we would not have the resources to repay without additional financing.

We intend to explore different potential financing strategies to help support the growth of our business and execution of our business plan, including equity or debt financing, government funding or grants, private capital, royalty agreements or customer prepayments, or other strategic alliances with third parties. However, there is no assurance that we will be able to secure additional financing on adequate terms, in a timely manner, or at all.

The receipt of potential funding cannot be considered probable at this time because these plans are not entirely within management’s control as of the date of the unaudited condensed consolidated financial statements. Therefore, there exists substantial doubt regarding our ability to continue as a going concern for a period of one year after the date that these financial statements are issued. Even if additional financing is successfully consummated, available liquidity may still not be sufficient to eliminate the aforementioned substantial doubt regarding our ability to continue as a going concern. Refer to the “Going Concern” discussion within Note 1 of the unaudited condensed consolidated financial statements for more information.

Critical Accounting Policies

A complete discussion of our critical accounting policies is included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024. There have been no significant changes in our critical accounting policies during the three months ended September 30, 2024.

In November 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”). ASU 2023-07 is intended to enhances reportable segment disclosure requirements, including significant segment expenses and interim disclosures. The guidance allows for disclosure of multiple measures of a segment’s profit or loss, and it requires that public entities with a single reportable segment provide all disclosures required by ASU 2023-07 and all existing disclosures required by the existing segment disclosure guidance. ASU 2023-07 is effective for annual reporting periods beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. The amendments are to be applied retrospectively, and early adoption is permitted. We are evaluating the impact that ASU 2023-07 will have on our consolidated financial statements.

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures (“ASU 2023-09”). ASU 2023-09 is intended to improve income tax disclosures primarily through enhanced disclosure of income tax rate reconciliation items, and disaggregation of income (loss) from continuing operations, income tax expense (benefit) and income taxes paid, net disclosures by federal, state and foreign jurisdictions, among others. ASU 2023-09 is effective for annual reporting periods beginning after December 15, 2024, and early adoption is permitted. We are evaluating the impact that ASU 2023-09 will have on our consolidated financial statements and our plan for adoption, including the adoption date and transition method.

In November 2024, the FASB issued ASU 2024-03, Income Statement–Reporting Comprehensive Income–Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (“ASU 2024-03”), which requires the disaggregation of certain expenses in the notes of the financials, to provide enhanced transparency into the expense captions presented on the face of the income statement. ASU 2024-03 is effective for annual reporting periods beginning after December 15, 2026 and interim periods beginning after December 15, 2027 and may be applied either prospectively or retrospectively. We are evaluating the impact that ASU 2024-03 will have on our related disclosures, including the adoption date and transition method.

APPENDIX C- RESTRUCTURING SUPPORT AGREEMENT

this restructuring support agreement and the documents attached hereto collectively describe a proposed RESTRUCTURING for the company parties that would be EFFECTUATED through the out‑of‑court restructuring or, IF THE CONDITIONS THERETO ARE NOT SATISFIED OR WAIVED, through pre-packaged chapter 11 cases in the bankruptcy court, as further described herein.

THIS RESTRUCTURING SUPPORT AGREEMENT IS NOT AN OFFER OR ACCEPTANCE WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. Nothing contained in thIS RESTRUCTURING SUPPORT AGREEMENT shall be an admission of fact or liability OR, UNTIL THE OCCURRENCE OF THE AGREEMENT EFFECTIVE DATE ON THE TERMS DESCRIBED HEREIN, DEEMED BINDING ON ANY OF THE PARTIES HERETO.

THIS RESTRUCTURING SUPPORT AGREEMENT DOES NOT PURPORT TO summarize ALL Of THE TERMS, CONDITIONS, REPRESENTATIONS, WARRANTIES, AND OTHER PROVISIONS WITH RESPECT TO THE TRANSACTION DESCRIBED HEREIN, WHICH TRANSACTIONS WOULD BE SUBJECT TO THE COMPLETION OF CERTAIN DEFINITIVE DOCUMENTS INCORPORATING THE TERMS SET FORTH HEREIN. THE CLOSING OF ANY TRANSACTIONS shall be subject to the terms and conditions set forth in such definitive documents and the approval rights of the parties set forth herein and in such definitive documents.

RESTRUCTURING SUPPORT AGREEMENT

This RESTRUCTURING SUPPORT AGREEMENT (including all exhibits, annexes, and schedules hereto in accordance with Section 14.02, this “Agreement”) is made and entered into as of January 14, 2025 (the “Execution Date”), by and among the following parties (each of the following described in sub-clauses (i) through (iii) of this preamble, collectively, the “Parties”):1

i.
5E Advanced Materials, Inc. a company incorporated under the Laws of Delaware (“FEAM”), and each of its affiliates listed on Exhibit A to this Agreement that have executed and delivered counterpart signature pages to this Agreement to counsel to the Consenting Parties (the Entities in this clause (i), collectively, the “Company Parties”);
ii.
the undersigned holders of, or investment advisors, sub-advisors, or managers of discretionary accounts that hold, BEP Note Claims that have executed and delivered counterpart signature pages to this Agreement, a Joinder, or a Transfer

1 Capitalized terms used but not defined in the preamble and recitals to this Agreement have the meanings ascribed to them in Section 1.

Agreement to counsel to the Company Parties (the Entities in this clause (ii), collectively, the “BEP Noteholders”); and
iii.
the undersigned holders of, or investment advisors, sub-advisors, or managers of discretionary accounts that hold, Ascend Note Claims that have executed and delivered counterpart signature pages to this Agreement, a Joinder, or a Transfer Agreement to counsel to the Company Parties (the Entities in this clause (ii), collectively, the “Ascend Noteholders” and, together with the other entities in clause (ii) through clause (iii), the “Consenting Parties”).

RECITALS

WHEREAS, the Company Parties and the Consenting Parties have in good faith and at arms’ length negotiated or been apprised of certain restructuring and recapitalization transactions with respect to the Company Parties’ capital structure on the terms set forth in the term sheet attached as Exhibit B hereto (the “Restructuring Term Sheet” and, such transactions described in this Agreement and the Restructuring Term Sheet, the “Restructuring Transactions”). If all of the conditions to consummation of the Out-of-Court Restructuring are satisfied or waived by the Company Parties and the Consenting Parties on or prior to the Out-of-Court Outside Date (such date as may be amended or otherwise modified in accordance with the terms of this Agreement), then the Restructuring Transactions shall be consummated pursuant to the Out‑of‑Court Restructuring. If all of the conditions to consummation of the Out-of-Court Restructuring are not satisfied or waived by the Company Parties and the Consenting Parties on or prior to the Out-of-Court Outside Date (such date as may be amended or otherwise modified in accordance with the terms of this Agreement), then the Company Parties shall implement the In-Court Restructuring;

WHEREAS, prior to the consummation of the Out-of-Court Restructuring, unless the Company Parties and the Consenting Parties otherwise agree, the Company will hold the Special Meeting of the Company’s stockholders to approve the Out-of-Court Restructuring and the transactions contemplated thereby, including the Placement and the issuance of Company common stock upon conversion of the amended Notes and the Equity Plan Amendment (the “Stockholder Approvals”); and

WHEREAS, the Company Parties intend to implement the Restructuring Transactions through the Out-of-Court Restructuring; provided that the Stockholder Approvals shall be obtained and other conditions to consummation of the Out‑of‑Court Restructuring are satisfied or waived; provided, further, that, if the Company Parties do not obtain the Stockholder Approvals, the Company Parties intend to implement the Restructuring Transactions through the In-Court Restructuring;

WHEREAS, the “Transaction Documents” consist of:

i.
the Restructuring Term Sheet;
ii.
the subscription agreement setting forth the commitments and obligations of the parties thereto, in connection with the Placement, attached hereto as Exhibit C (the

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“Subscription Agreement”);
iii.
the proxy statement to solicit the Stockholder Approvals (the “Proxy Statement”);
iv.
the form joint prepackaged plan of reorganization under chapter 11 of the Bankruptcy Code to implement the In-Court Restructuring (if applicable), attached hereto as Exhibit D (the “Plan”); provided, that the Plan shall only constitute a Transaction Document if the Stockholder Approval fails;
v.
the term sheet setting forth the terms of a potential $10 million debtor in possession financing facility (the “DIP Facility”), subject to any potential increase in the size of the DIP Facility in accordance with the Restructuring Term Sheet, and illustrative cash budget, attached hereto as Exhibit E (as may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “DIP Term Sheet”); provided, that the DIP Term Sheet shall only constitute a Transaction Document if the Stockholder Approval fails;
vi.
the fourth amendment to the Amended and Restated Note Purchase Agreement, attached hereto as Exhibit F (the “Fourth Amendment to the Amended and Restated Note Purchase Agreement”);
vii.
the amended and restated investor and registration rights agreement, attached hereto as Exhibit G (the “Amended and Restated Investor and Registration Rights Agreement”);
viii.
the new warrants, substantially on the terms and conditions set forth in the term sheet attached hereto as Exhibit H (the “New Warrants”);
ix.
the exchange agreement setting forth the exchange of Notes for shares, attached hereto as Exhibit I (the “Exchange Agreement”);
x.
only if the Reverse Stock Split Proposal is not approved by the Company’s stockholders, an amended and restated certificate of incorporation solely for increasing the authorized shares of common stock from 360,000,000 to 720,000,000 (the “A&R Charter”); and
xi.
only if the Restructuring Transactions are implemented through the Out-of-Court Restructuring, the Release Agreement (as defined herein), in substantially the form attached hereto as Exhibit J.

WHEREAS, the Parties have agreed to take certain actions in support of the Restructuring Transactions on the terms and conditions set forth in this Agreement, the Transaction Documents, and, in the event of an In-Court Restructuring, the Plan; provided that the In-Court Restructuring is to occur only if the Stockholder Approvals are not obtained or other conditions to consummation of the Out-of-Court Restructuring are not satisfied or waived;

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NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees as follows:

AGREEMENT

Section 1.
Definitions and Interpretation.
1.01.
Definitions. The following terms shall have the following definitions:
“Affiliate” has the meaning set forth in section 101(2) of the Bankruptcy Code as if such entity was a debtor in a case under the Bankruptcy Code.

“Agreement” has the meaning set forth in the preamble to this Agreement and, for the avoidance of doubt, includes all the exhibits, annexes, and schedules hereto in accordance with Section 14.02 (including the Restructuring Term Sheet).

“Agreement Effective Date” means the date on which the conditions set forth in Section 2 have been satisfied or waived by the appropriate Party or Parties in accordance with this Agreement.

“Agreement Effective Period” means, with respect to a Party, the period from the Agreement Effective Date to the Termination Date applicable to that Party.

“Alternative Restructuring Proposal” means any plan, inquiry, proposal, offer, bid, term sheet, discussion, or agreement with respect to a sale, disposition, new-money investment, restructuring, reorganization, merger, amalgamation, acquisition, consolidation, dissolution, debt investment, equity investment, liquidation, asset sale, share issuance, tender offer, recapitalization, plan of reorganization, share exchange, business combination, joint venture, or similar transaction involving any one or more Company Parties or the debt, equity, or other interests in any one or more Company Parties that is an alternative to one or more of the Restructuring Transactions.

“Amended and Restated Investor and Registration Rights Agreement” has the meaning set forth in the recitals to this Agreement.

“Amended and Restated Note Purchase Agreement” means the amended and restated note purchase agreement dated as of January 18, 2024 (as modified, amended, or supplemented in accordance with the terms thereof) among 5E Advanced Materials, Inc. as issuer, certain subsidiaries of 5E Advanced Materials, Inc. as guarantors, BEP and Ascend as purchasers, and Alter Domus (US) LLC, as collateral agent, as may be amended, restated, supplemented, or otherwise modified from time to time.

“Ascend” means Ascend Global Investment Fund SPC.

“Ascend Noteholders” has the meaning set forth in the preamble of this Agreement.

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“Ascend Notes” means the convertible notes of FEAM held by the Ascend Noteholders in connection with the Amended and Restated Note Purchase Agreement.

“Ascend Notes Claim” means any Claim on account of the Ascend Notes.

“Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101–1532, as amended.

“Bankruptcy Court” means the United States Bankruptcy Court in which the Chapter 11 Cases are commenced or another United States Bankruptcy Court with jurisdiction over the Chapter 11 Cases, which United States Bankruptcy Court shall be determined by the Company, the BEP Noteholders, and the New Equity Group.

“BEP” means BEP Special Situations IV LLC.

“BEP Noteholders” has the meaning set forth in the preamble of this Agreement.

“BEP Notes” means the convertible notes of FEAM held by the BEP Noteholders in connection with the Amended and Restated Note Purchase Agreement.

“BEP Notes Claim” means any Claim on account of the BEP Notes.

“Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state of New York.

“Causes of Action” means any claims, interests, damages, remedies, causes of action, demands, rights, actions, controversies, proceedings, agreements, suits, obligations, liabilities, accounts, defenses, offsets, powers, privileges, licenses, liens, indemnities, guaranties, and franchises of any kind or character whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, contingent or non-contingent, liquidated or unliquidated, secured or unsecured, assertable, directly or derivatively, matured or unmatured, suspected or unsuspected, whether arising before, on, or after the Agreement Effective Date, in contract, tort, law, equity, or otherwise. Causes of Action also include: (a) all rights of setoff, counterclaim, or recoupment and claims under contracts or for breaches of duties imposed by law or in equity; (b) the right to object to or otherwise contest Claims or Interests; (c) claims pursuant to section 362 or chapter 5 of the Bankruptcy Code; (d) such claims and defenses as fraud, mistake, duress, and usury, and any other defenses set forth in section 558 of the Bankruptcy Code; and (e) any avoidance actions arising under chapter 5 of the Bankruptcy Code or under similar local, state, federal, or foreign statutes and common law, including fraudulent transfer laws.

“Chapter 11 Cases” means, in the event of the In-Court Restructuring, the voluntary cases commenced by the Company Parties in the Bankruptcy Court under chapter 11 of the Bankruptcy Code in connection with the In-Court Restructuring.

“Claim” has the meaning ascribed to it in section 101(5) of the Bankruptcy Code.

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“Company Claims/Interests” means any Claim against, or Equity Interest in, a Company Party, including the Notes Claims.

“Company Parties” has the meaning set forth in the preamble to this Agreement.

“Company Releasing Party” means each of the Company Parties, and, to the maximum extent permitted by law, each of the Company Parties on behalf of their respective Affiliates and Related Parties.

“Confidentiality Agreement” means an executed confidentiality agreement, including with respect to the issuance of a “cleansing letter” or other public disclosure of material non-public information agreement, in connection with any proposed Restructuring Transactions.

“Confirmation Order” means, in the event of an In-Court Restructuring, the confirmation order with respect to the Plan entered by the Bankruptcy Court.

“Consenting Parties” has the meaning set forth in the preamble to this Agreement.

“Consenting Parties Releasing Party” means, each of, and in each case in its capacity as such: (a) the Consenting Parties; (b) the Trustees; (c) and to the maximum extent permitted by Law; each current and former Affiliate of each Entity in clause (a) through the following clause (d); and (d) to the maximum extent permitted by Law, each Related Party of each Entity in clause (a) through this clause (d).

“Debtors” means, in the event of the In-Court Restructuring, the Company Parties that commence Chapter 11 Cases.

“Definitive Documents” means the documents listed in Section 3.01.

“DIP Term Sheet” has the meaning set forth in the recitals to this Agreement.

“Disclosure Statement” means, in the event of the In-Court Restructuring, the related disclosure statement with respect to the Plan.

“Effective Date” means the date of consummation of either (x) the Out-of-Court Restructuring or (y) the In-Court Restructuring (i.e., the effective date of the Plan according to its terms), as applicable.

“Entity” shall have the meaning set forth in section 101(15) of the Bankruptcy Code.

“Equity Interests” means, collectively, the shares (or any class thereof), common stock, preferred stock, limited liability company interests, and any other equity, ownership, or profits interests of any Company Party, and options, warrants, rights, or other securities or agreements to acquire or subscribe for, or which are convertible into the shares (or any class thereof) of, common stock, preferred stock, limited liability company interests, or other equity, ownership, or profits interests of any Company Party (in each case whether or not arising under or in connection with any employment agreement).

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“Equity Plan Amendment” means an amendment to the Company’s 2022 equity compensation plan to increase the number of shares of common stock authorized for issuance by 14,000,000 shares (appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization, or the like occurring after the date hereof), or 19,000,000 shares (appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization, or the like occurring after the date hereof) if the proposal to be presented at the Company’s 2024 annual meeting of stockholders to approve an increase to the aggregate number of shares reserved for issuance under the 2022 equity compensation plan by 5,000,000 shares fails to be approved.

“Execution Date” has the meaning set forth in the preamble to this Agreement.

“First Day Pleadings” means, in the event of the In-Court Restructuring, the first-day pleadings that the Company Parties determine are necessary or desirable to file, with the consent of the Consenting Parties.
“Fourth Amendment to the Amended and Restated Note Purchase Agreement” has the meaning set forth in the recitals to this Agreement.
“Holder” means an Entity holding a Claim or Equity Interest.
“In-Court Restructuring” means the Restructuring Transactions to be consummated through confirmation of the Plan in the Chapter 11 Cases and other related transactions.

“Law” means any federal, state, local, or foreign law (including common law), statute, code, ordinance, rule, regulation, order, ruling, or judgment, in each case, that is validly adopted, promulgated, issued, or entered by a governmental authority of competent jurisdiction (including the Bankruptcy Court).

“Milestones” means the applicable milestones set forth on Exhibit K hereto, as such may be extended in accordance with the terms of this Agreement.
“New Common Equity” means the new common stock of FEAM or, in the event of the In-Court Restructuring, the new common equity interests of Reorganized FEAM, to be issued in accordance with the terms set forth in the Restructuring Term Sheet and the Subscription Agreement.
“Notes” means the convertible notes of FEAM held by the BEP Noteholders and the Ascend Noteholders in connection with the Amended and Restated Note Purchase Agreement.
“Notes Claim” means any Claim on account of the Notes.
“Out-of-Court Outside Date” has the meaning set forth in the Milestones.
“Out-of-Court Restructuring” means, subject to the terms and conditions provided in this Agreement, the Restructuring Transactions to be consummated on an out-of-court

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basis and other related transactions.

“Parties” has the meaning set forth in the preamble to this Agreement.

“Permitted Transfer” means a transfer of any Company Claims/Interests that meets the requirements of Section 8.01.

“Permitted Transferee” means each transferee of any Company Claims/Interests who meets the requirements of Section 8.01.

“Petition Date” means the first date that any of the Company Parties commences a Chapter 11 Case.

“Placement” has the meaning set forth in the Restructuring Term Sheet.

“Plan” has the meaning set forth in the recitals to this Agreement.

“Plan Effective Date” means the occurrence of the Effective Date of the Plan according to its terms.

“Plan Supplement” means the compilation of documents and forms of documents, schedules, and exhibits to the Plan that will be filed by the Debtors with the Bankruptcy Court.

“Preliminary Proxy Statement” means the preliminary filing of the Proxy Statement.

“Proxy Statement” has the meaning set forth in the recitals to this Agreement.

“Qualified Marketmaker” means an entity that (a) holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to customers Company Claims/Interests (or enter with customers into long and short positions in Company Claims/Interests), in its capacity as a dealer or market maker in Company Claims/Interests and (b) is, in fact, regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt).

“Related Party” means each of, and in each case in its capacity as such, current and former directors, managers, officers, committee members, members of any governing body, equity holders (regardless of whether such interests are held directly or indirectly), affiliated investment funds or investment vehicles, managed accounts or funds, predecessors, participants, successors, assigns, subsidiaries, Affiliates, partners, limited partners, general partners, principals, members, management companies, fund advisors or managers, employees, agents, trustees, advisory board members, financial advisors, attorneys (including any other attorneys or professionals retained by any current or former director or manager in his or her capacity as director or manager of an Entity), accountants, investment bankers, consultants, representatives, and other professionals and advisors and any such Person’s or Entity’s respective heirs, executors, estates, and nominees.

“Release Agreement” means the mutual release and agreement that shall be entered into on or about the Effective Date of the Out-of-Court Restructuring, by and between the Company

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Parties, the Consenting Parties, and any other party that has executed and delivered counterpart signature pages thereto.

“Released Claim” means, with respect to any Releasing Party, any Claim, or Cause of Action that is released by such Releasing Party under Section 13 of this Agreement.

“Released Company Parties” means each of, and in each case in its capacity as such: (a) Company Party; (b) current and former Affiliates of each Entity in clause (a) through the following clause (c); and (c) each Related Party of each Entity in clause (a) through this clause (c).

“Released Consenting Parties” means, each of, and in each case in its capacity as such: (a) Consenting Party; (b) the Trustees; (c) current and former Affiliates of each Entity in clause (a) through the following clause (d); and (d) each Related Party of each Entity in clause (a) through this clause (d).

“Released Parties” means each Released Company Party and each Released Consenting Party.

“Releases” means the releases contained in Section 13 of this Agreement.

“Releasing Parties” means, collectively, each Company Releasing Party and each Consenting Party Releasing Party.

“Reorganized FEAM” means, subject to the Restructuring Transactions and, in the event of the In-Court Restructuring, the confirmation and effectiveness of the Plan, a newly-formed Entity formed to, among other things, directly or indirectly acquire substantially all of the assets and/or stock of the Company Parties and, on the Effective Date, issue the New Common Equity.

“Restructuring Term Sheet” has the meaning set forth in the recitals to this Agreement.

“Restructuring Transactions” has the meaning set forth in the recitals to this Agreement.

“Reverse Stock Split Proposal” means the proposal to be presented at the Company’s 2024 annual meeting of stockholders to approve amendments to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-25, as determined by the board of directors in its discretion.

“Rules” means Rule 501(a)(1), (2), (3), and (7) of the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Security” means any security, as defined in section 2(a)(1) of the Securities Act.

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“Solicitation Deadline” has the meaning set forth in the Milestones.
“Solicitation Materials” means all solicitation materials in respect of the Plan.
“Special Meeting” means a special meeting of the Company’s stockholders in respect of the Stockholder Approvals.
“Standstill Termination Date” means (a) if the Company does not obtain the Stockholder Approvals, the date of the Special Meeting or (b) if the Company obtains the Stockholder Approvals, the Effective Date of the Out-of-Court Restructuring.

“Stockholder Approvals” has the meaning set forth in the recitals to this Agreement.

“Termination Date” means the date on which termination of this Agreement as to a Party is effective in accordance with Sections 11.01, 11.02, 11.03, or 11.04.

“Transaction Documents” has the meaning set forth in the recitals to this Agreement.

“Transfer” means to sell, resell, reallocate, use, pledge, assign, transfer, hypothecate, participate, donate or otherwise encumber or dispose of, directly or indirectly (including through derivatives, options, swaps, pledges, forward sales or other transactions).

“Transfer Agreement” means an executed form of the transfer agreement providing, among other things, that a transferee is bound by the terms of this Agreement and substantially in the form attached hereto as Exhibit L.

“Trustee” means any indenture trustee, collateral trustee, or other trustee or similar entity under the Notes.

“Voting Deadline” has the meaning set forth in the Milestones.
1.02.
Interpretation. For purposes of this Agreement:
(a)
in the appropriate context, each term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter gender;
(b)
capitalized terms defined only in the plural or singular form shall nonetheless have their defined meanings when used in the opposite form;
(c)
unless otherwise specified, any reference herein to a contract, lease, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions;
(d)
unless otherwise specified, any reference herein to an existing document, schedule, or exhibit shall mean such document, schedule, or exhibit, as it may have been or may be amended,

10

restated, supplemented, or otherwise modified from time to time; provided that any capitalized terms herein which are defined with reference to another agreement, are defined with reference to such other agreement as of the date of this Agreement, without giving effect to any termination of such other agreement or amendments to such capitalized terms in any such other agreement following the date hereof;
(e)
unless otherwise specified, all references herein to “Sections” are references to Sections of this Agreement;
(f)
the words “herein,” “hereof,” and “hereto” refer to this Agreement in its entirety rather than to any particular portion of this Agreement;
(g)
captions and headings to Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Agreement;
(h)
references to “shareholders,” “directors,” and/or “officers” shall also include “members” and/or “managers,” as applicable, as such terms are defined under the applicable limited liability company Laws;
(i)
the use of “include” or “including” is without limitation, whether stated or not; and
(j)
the phrase “counsel to the Consenting Parties” refers in this Agreement to each counsel specified in Section 14.10 other than counsel to the Company Parties.
Section 2.
Effectiveness of this Agreement. This Agreement shall become effective and binding upon each of the Parties at 12:00 a.m., prevailing Eastern Standard Time, on the Agreement Effective Date, which is the date on which all of the following conditions have been satisfied or waived in accordance with this Agreement:
(a)
each of the Company Parties shall have executed and delivered counterpart signature pages of this Agreement to counsel to each of the Parties;
(b)
the following shall have executed and delivered counterpart signature pages of this Agreement:
(i)
the BEP Noteholders; and
(ii)
the Ascend Noteholders;
(c)
counsel to the Company Parties shall have given notice to counsel to the Consenting Parties in the manner set forth in Section 14.10 hereof (by email or otherwise) that the other conditions to the Agreement Effective Date set forth in this Section 2(a) have occurred or been waived; and
(d)
the Subscription Agreement shall have been executed and effective.

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Section 3.
Definitive Documents.
3.01.
The Definitive Documents governing the Restructuring Transactions shall include the following:
(a)
the Proxy Statement (including the Preliminary Proxy Statement);
(b)
the Subscription Agreement;
(c)
the Fourth Amendment to the Amended and Restated Note Purchase Agreement;
(d)
the Amended and Restated Investor and Registration Rights Agreement;
(e)
the New Warrants;
(f)
the Exchange Agreement;
(g)
only if the Reverse Stock Split Proposal is not approved by the Company’s stockholders, the A&R Charter;
(h)
only if the Restructuring Transactions are implemented through the Out-of-Court Restructuring, the Release Agreement; and
(i)
only if the Restructuring Transactions are implemented through the In-Court Restructuring:
(i)
the First Day Pleadings and all orders sought pursuant thereto;
(ii)
the Plan and its exhibits, ballots, and Solicitation Materials, with appropriate changes to constitute the solicitation materials with respect to the Plan, which shall comply with all disclosure requirements under applicable Law;
(iii)
the Confirmation Order;
(iv)
the Disclosure Statement;
(v)
the order of the Bankruptcy Court approving the Disclosure Statement and the other Solicitation Materials;
(vi)
the Plan Supplement;
(vii)
the motion(s) seeking approval of the Company Parties’ use of cash collateral, and, if applicable, requesting approval to obtain debtor in possession financing (the “DIP/Cash Collateral Motion”) on terms substantially the same as those set forth in the DIP Term Sheet attached as Exhibit E hereto, and, to the extent applicable, the credit agreement with respect to such debtor in possession financing (the “DIP Credit Agreement”);

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(viii)
the order(s) approving the Company Parties’ use of cash collateral, and, if applicable, the incurrence of postpetition financing pursuant to the DIP Credit Agreement on an interim basis (the “Interim DIP/Cash Collateral Order”); and
(ix)
the order(s) approving the Company Parties’ use of cash collateral, and, if applicable, the incurrence of postpetition financing pursuant to the DIP Credit Agreement (if necessary) on a final basis (the “Final DIP/Cash Collateral Order”, and together with the Interim DIP/Cash Collateral Order, the “DIP/Cash Collateral Orders”); and
(j)
such other definitive documentation relating to the recapitalization or restructuring of the Company Parties as is necessary or desirable to consummate the Restructuring Transactions (whether through an Out-of-Court Restructuring or an In-Court Restructuring).
3.02.
The Definitive Documents not executed or in a form attached to this Agreement as of the Execution Date remain subject to negotiation and completion. Upon completion, the Definitive Documents and every other document, deed, agreement, filing, notification, letter or instrument related to the Restructuring Transactions shall contain terms, conditions, representations, warranties, and covenants consistent with the terms of this Agreement, as they may be modified, amended, or supplemented in accordance with Section 12. Further, the Definitive Documents not executed or in a form attached to this Agreement as of the Execution Date shall otherwise be in form and substance acceptable to the Company Parties and the Consenting Parties.
Section 4.
Commitments of the Consenting Parties.
4.01.
General Commitments, Forbearances, and Waivers.
(a)
During the Agreement Effective Period, each Consenting Party agrees, in respect of all of its Company Claims/Interests, to:
(i)
support the Restructuring Transactions and vote and exercise any powers or rights available to it (including in any board, shareholders’, or creditors’ meeting or in any process requiring voting or approval to which they are legally entitled to participate) in each case in favor of any matter requiring approval to the extent necessary to implement the Restructuring Transactions;
(ii)
use commercially reasonable efforts to cooperate with and assist the Company Parties in obtaining additional support for the Restructuring Transactions from the Company Parties’ other stakeholders;
(iii)
use commercially reasonable efforts to oppose any party or person from taking any actions contemplated in Section 4.02(b);
(iv)
give any notice, order, instruction, or direction to the applicable Trustees necessary to give effect to the Restructuring Transactions; and

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(v)
negotiate in good faith and use commercially reasonable efforts to execute and implement the Definitive Documents that are consistent with this Agreement to which it is required to be a party.
(b)
During the Agreement Effective Period, each Consenting Party agrees, in respect of all of its Company Claims/Interests, that it shall not directly or indirectly:
(i)
object to, delay, impede, or take any other action to interfere with acceptance, implementation, or consummation of the Restructuring Transactions or take any other action that is inconsistent with, or that would delay or obstruct the proposal or consummation of, the Restructuring Transactions;
(ii)
propose, file, support, or vote in favor of, or consent to any Alternative Restructuring Proposal or discussion regarding the negotiation or formulation of, or otherwise pursue, any financing or other equity proposal or offer, subject to Section 7.02(b) of this Agreement;
(iii)
file any motion, pleading, or other document with the Bankruptcy Court or any other court (including any modifications or amendments thereof) that, in whole or in part, is not materially consistent with this Agreement or the Plan;
(iv)
initiate, or have initiated on its behalf, any litigation or proceeding of any kind with respect to the Chapter 11 Cases, this Agreement, or the other Restructuring Transactions contemplated herein against the Company Parties or the other Parties other than to enforce this Agreement or any Definitive Document or as otherwise permitted under this Agreement;
(v)
exercise, or direct any other person to exercise, any right or remedy for the enforcement, collection, or recovery of any of Claims against or Equity Interests in the Company Parties; or
(vi)
object to, delay, impede, or take any other action to interfere with the Company Parties’ ownership and possession of their assets, wherever located, or interfere with the automatic stay arising under section 362 of the Bankruptcy Code.
4.02.
Commitments with Respect to Chapter 11 Cases.
(k)
During the Agreement Effective Period, each Consenting Party that is entitled to vote to accept or reject the Plan pursuant to its terms agrees that it shall, subject to receipt by such Consenting Party, whether before or after the commencement of the Chapter 11 Cases, of the Solicitation Materials:
(i)
vote each of its Company Claims/Interests to accept the Plan by delivering its duly executed and completed ballot accepting the Plan on a timely basis following the commencement of the solicitation of the Plan and its actual receipt of the Solicitation Materials and the ballot;

14

(ii)
to the extent it is permitted to elect whether to opt out of the releases set forth in the Plan, elect not to opt out of the releases set forth in the Plan by timely delivering its duly executed and completed ballot(s) or election forms indicating such election; and
(iii)
not change, withdraw, amend, or revoke (or cause to be changed, withdrawn, amended, or revoked) any vote or election referred to in clauses (i) and (ii) above.
(b)
During the Agreement Effective Period, each Consenting Party, in respect of each of its Company Claims/Interests, will support, and will not directly or indirectly object to, delay, impede, or take any other action to interfere with any motion or other pleading or document filed by a Company Party in the Bankruptcy Court that is consistent with this Agreement.
Section 5.
Additional Provisions Regarding the Consenting Parties’ Commitments. Notwithstanding anything contained in this Agreement, nothing in this Agreement shall: (a) affect the ability of any Consenting Party to consult with any other Consenting Party, the Company Parties, or any other party in interest in the Chapter 11 Cases (including any official committee and the United States Trustee); (b) impair or waive the rights of any Consenting Party to assert or raise any objection permitted under this Agreement in connection with the Restructuring Transactions or following the termination of this Agreement; and (c) prevent any Consenting Party from enforcing this Agreement or contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement.
Section 6.
Commitments of the Company Parties.
6.01.
Affirmative Commitments. Except as set forth in Section 7, during the Agreement Effective Period, the Company Parties shall:
(a)
support and take all steps reasonably necessary and desirable to consummate the Restructuring Transactions in accordance with this Agreement, including the applicable Milestones;
(b)
to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring Transactions contemplated herein, take all steps reasonably necessary and desirable to address any such impediment;
(c)
use commercially reasonable efforts to obtain any and all required regulatory and/or third-party approvals for the Restructuring Transactions;
(d)
negotiate in good faith and use commercially reasonable efforts to execute and deliver the Definitive Documents and any other required agreements to effectuate and consummate the Restructuring Transactions as contemplated by this Agreement;
(e)
use commercially reasonable efforts to seek additional support for the Restructuring Transactions from their other material stakeholders to the extent reasonably prudent, including by engaging a proxy solicitor to solicit the Stockholder Approvals;

15

(f)
(1) provide counsel for the Consenting Parties a reasonable opportunity to review draft copies of all First Day Pleadings, and (2) to the extent reasonably practicable, provide a reasonable opportunity to counsel to any Consenting Parties materially affected by such filing to review draft copies of other documents that the Company Parties intend to file with Bankruptcy Court, as applicable; provided that the Consenting Parties shall have a reasonable opportunity to review each Definitive Document prior to filing with the Bankruptcy Court.
(g)
implement and consummate the Restructuring Transactions in a timely manner and take any and all commercially reasonable and appropriate actions in furtherance of the Restructuring Transactions, as contemplated under this Agreement and the Transaction Documents; provided that the Company Parties shall not consummate the Out-of-Court Restructuring or the Restructuring Transactions unless and until all of the conditions to the effectiveness thereof set forth herein (including in the Transaction Documents) have been satisfied (or will be satisfied contemporaneously with the consummation of the Out-of-Court Restructuring) or waived with the prior written consent of the Consenting Parties and the Company Parties, to the extent such party is a signatory thereto or materially adversely affected thereunder, in accordance with Section 12 hereof;
(h)
(A) support and take all reasonable actions necessary or reasonably requested by the Consenting Parties to facilitate the solicitation, confirmation (if applicable), and consummation of the Restructuring Transactions, the Placement, or the Plan, as applicable, and the transactions contemplated thereby, and (B) not take any action directly or indirectly that is inconsistent with, or that would reasonably be expected to prevent, interfere with, delay, or impede the consummation of the Restructuring Transactions, including the Placement, the solicitation of votes on the Plan, and the confirmation and consummation of the Plan and the Restructuring Transactions, including soliciting or causing or allowing any of its agents or representatives to solicit any agreements relating to any chapter 11 plan or restructuring transaction (including, for the avoidance of doubt, a transaction premised on an asset sale under section 363 of the Bankruptcy Code) other than the Restructuring Transactions, and (C) not, nor encourage any other person to, take any action which would, or would reasonably be expected to, breach or be inconsistent with this Agreement or delay, impede, appeal, or take any other negative action, directly or indirectly, to interfere with the acceptance or implementation of the Restructuring Transactions;
(j)
[reserved;]
(k)
actively oppose and object to the efforts of any party seeking to object to, delay, impede, or take any other action to interfere with the acceptance, implementation, or consummation of the Restructuring Transactions (including, if applicable, the timely filing of objections or written responses) to the extent such opposition or objection is reasonably necessary or desirable to facilitate implementation of the Restructuring Transactions;
(l)
maintain good standing under the laws of the state in which each Company Party is incorporated or organized;
(m)
timely pay all fees and expenses as set forth in Section 14.11 of this Agreement;

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(n)
provide, and direct their employees, officers, advisors and other representatives to provide, to the Consenting Parties and their advisors (i) reasonable access to the Company Parties’ books and records during normal business hours on reasonable advance notice to the Company Parties’ representatives and without disruption to the operation of the Company Parties’ business, (ii) reasonable access to the management and advisors of the Company Parties on reasonable advance notice to such persons and without disruption to the operation of the Company Parties’ business, and (iii) such other information as reasonably requested; and
(o)
inform counsel to the Consenting Parties promptly after becoming aware of (i) any matter or circumstance that they know, or believe is likely, to be a material impediment to the implementation or consummation of the Restructuring Transactions; (ii) any occurrence, or failure to occur, of any event that would be reasonably likely to cause (A) any representation or warranty of any of the Company Parties contained in this Agreement or the Definitive Documents to be untrue or inaccurate in any material respect when made or deemed to have been made, (B) any covenant of any of the Company Parties contained in this Agreement or the Definitive Documents not to be or able to be satisfied in any material respect, or (C) any condition precedent contained in this Agreement or the Definitive Documents not to occur or become impossible to satisfy; (iii) any breach of this Agreement (including a breach by any Company Party); (iv) any notice of any commencement of any material involuntary insolvency proceedings, legal suit for payment of material debt, or securement of material Security from or by any person in respect of any Company Party (including, but not limited to, securement of material Security under any liens or mortgages); (v) any representation or statement made or deemed to be made by them under this Agreement that is or proves to have been materially incorrect or misleading in any respect when made or deemed to have been made; and (vi) any matter or circumstance that they know, or believe is likely to, give rise to a termination of this Agreement under Section 11.
6.02.
Negative Commitments. Except as set forth in Section 7, during the Agreement Effective Period, each of the Company Parties shall not directly or indirectly:
(a)
object to, delay, impede, or take any other action to interfere with acceptance, implementation, or consummation of the Restructuring Transactions;
(b)
take any action that is inconsistent in any material respect with, or is intended to frustrate or impede approval, implementation and consummation of the Restructuring Transactions described in, this Agreement or the Plan;
(c)
take any action that causes a default under the Amended and Restated Note Purchase Agreement, unless such default has been waived by the BEP Noteholders and the Ascend Noteholders in writing;
(d)
if the Restructuring Transactions are implemented through the In-Court Restructuring, modify the Plan, in whole or in part, in a manner that is not consistent with this Agreement and the Definitive Documents in all material respects;

17

(e)
file any motion, pleading, or Definitive Documents with the Bankruptcy Court or any other court (including any modifications or amendments thereof) that, in whole or in part, is not materially consistent with this Agreement or the Plan;
(f)
seek to enter into, amend or modify any organizational documents of the Company Parties in a manner that is inconsistent with this Agreement, provided, however, that for the avoidance of doubt, the Parties agree that any amendment of the Company’s certificate of incorporation to effect a reverse stock split as presented in the Reverse Stock Split Proposal is not an amendment or modification inconsistent with this Agreement;
(g)
(i) operate its business outside the ordinary course, taking into account the Restructuring Transactions, such that would have a materially adverse effect on the proposed Restructuring Transactions without the consent of the Consenting Parties or (ii) transfer any material asset or right of the Company Parties or any material asset or right used in the business of the Company Parties to any person or Entity outside the ordinary course of business such that would have a materially adverse effect on the proposed Restructuring Transactions without the consent of the Consenting Parties; provided, that, in any In-Court Proceeding, a Company Party (1) filing a notice or motion seeking to undertake any such action shall not be prohibited so long as the Consenting Parties have provided reasonable consent to such filing; and (2) a Company Party paying Court or U.S. Trustee fees, professional fees or other expenses attendant to maintaining the Chapter 11 Cases shall not be prohibited;
(h)
seek to amend or modify any Definitive Document in a manner that is inconsistent with this Agreement, including Section 3.02;
(i)
engage in any material merger, consolidation, disposition, acquisition, investment, dividend, incurrence of indebtedness or other similar transaction outside of the ordinary course of business other than the Restructuring Transactions; or
(j)
commence, support or join any litigation or adversary proceeding against the BEP Noteholders or the Ascend Noteholders.
Section 7.
Additional Provisions Regarding Company Parties’ Commitments.
7.01.
Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require a Company Party or the board of directors, board of managers, or similar governing body of a Company Party, after consulting with counsel, to take any action or to refrain from taking any action with respect to the Restructuring Transactions to the extent taking or failing to take such action would be inconsistent with applicable Law or its fiduciary duties or obligations under applicable Law, and any such action or inaction pursuant to this Section 7.01 shall not be deemed to constitute a breach of this Agreement.
7.02.
(a)
Notwithstanding Section 7.01, from the Agreement Effective Date through the earlier of (i) consummation of the Restructuring Transactions or (ii) commencement of the Chapter

18

11 Cases, the Company Parties shall not, directly or indirectly, be entitled to seek, solicit, encourage, initiate, propose or support any offer or proposal from, enter into any agreement with, or engage in any discussions or negotiations with, any person or entity concerning any actual or proposed Alternative Restructuring Proposal; provided, that the Company Parties shall promptly, and in no event later than 2 (two) days after receipt, provide copies of all such documentations and materials received by the Company Parties concerning such an Alternative Restructuring Proposal to the advisors to the Consenting Parties. For the avoidance of doubt, any determination to pursue an Alternative Restructuring Proposal shall be subject to the approval of the board of directors, board of managers, or similar governing body of any Company Party and the board of directors of FEAM.
(b)
In the event of an In-Court Restructuring, upon the Petition Date, Section 7.02(a) shall no longer be applicable and the Company shall be entitled to seek, solicit, encourage, initiate, propose or support any offer or proposal from, enter into any agreement with, or engage in any discussions or negotiations with, any person or entity concerning any actual or proposed Alternative Restructuring Proposal; provided, that the Company Parties shall promptly, and in no event later than 2 (two) days after receipt, provide copies of all such documentations and materials received by the Company Parties concerning such an Alternative Restructuring Proposal to the advisors to the Consenting Parties (regardless of any confidentiality provisions in such Alternative Restructuring Proposal).
7.03.
Nothing in this Agreement shall: (a) impair or waive the rights of any Company Party to assert or raise any objection permitted under this Agreement in connection with the Restructuring Transactions; or (b) prevent any Company Party from enforcing this Agreement or contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement.
Section 8.
Transfer of Interests and Securities.
8.01.
During the Agreement Effective Period, other than as expressly contemplated by this Agreement, no Consenting Party shall Transfer any ownership (including any beneficial ownership as defined in the Rule 13d-3 under the Securities Exchange Act of 1934, as amended) in any Company Claims/Interests to any affiliated or unaffiliated party, including any party in which it may hold a direct or indirect beneficial interest, unless:
(a)
in the case of any Company Claims/Interests, the authorized transferee is either (1) a qualified institutional buyer as defined in Rule 144A of the Securities Act, (2) an institutional accredited investor (as defined in the Rules), or (3) a Consenting Party; and
(b)
either (i) the transferee executes and delivers to counsel to the Company Parties, at or before the time of the proposed Transfer, a Transfer Agreement or (ii) the transferee is a Consenting Party and the transferee provides notice of such Transfer (including the amount and type of Company Claim/Interest Transferred) to counsel to the Company Parties at or before the time of the proposed Transfer.
8.02.
Upon compliance with the requirements of Section 8.01, the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the

19

extent of the rights and obligations in respect of such transferred Company Claims/Interests. Any Transfer in violation of Section 8.01 shall be void ab initio.
8.03.
This Agreement shall in no way be construed to preclude the Consenting Parties from acquiring additional Company Claims/Interests; provided, however, that (a) such additional Company Claims/Interests shall automatically and immediately upon acquisition by a Consenting Party be deemed subject to the terms of this Agreement (regardless of when or whether notice of such acquisition is given to counsel to the Company Parties or counsel to the Consenting Parties) and (b) such Consenting Party must provide notice of such acquisition (including the amount and type of Company Claim/Interest acquired) to counsel to the Company Parties within five (5) Business Days of such acquisition.
8.04.
This Section 8 shall not impose any obligation on any Company Party to issue any “cleansing letter” or otherwise publicly disclose information for the purpose of enabling a Consenting Party to Transfer any of its Company Claims/Interests. Notwithstanding anything to the contrary herein, to the extent a Company Party and another Party have entered into a Confidentiality Agreement, the terms of such Confidentiality Agreement shall continue to apply and remain in full force and effect according to its terms, and this Agreement does not supersede any rights or obligations otherwise arising under such Confidentiality Agreements.
8.05.
Notwithstanding Section 8.01, a Qualified Marketmaker that acquires any Company Claims/Interests with the purpose and intent of acting as a Qualified Marketmaker for such Company Claims/Interests shall not be required to execute and deliver a Transfer Agreement in respect of such Company Claims/Interests if (i) such Qualified Marketmaker subsequently transfers such Company Claims/Interests (by purchase, sale assignment, participation, or otherwise) within five (5) Business Days of its acquisition to a transferee that is an entity that is not an affiliate, affiliated fund, or affiliated entity with a common investment advisor; (ii) the transferee otherwise is a Permitted Transferee under Section 8.01; and (iii) the Transfer otherwise is a Permitted Transfer under Section 8.01. To the extent that a Consenting Party is acting in its capacity as a Qualified Marketmaker, it may Transfer (by purchase, sale, assignment, participation, or otherwise) any right, title or interests in Company Claims/Interests that the Qualified Marketmaker acquires from a holder of the Company Claims/Interests who is not a Consenting Party without the requirement that the transferee be a Permitted Transferee.
8.06.
Notwithstanding anything to the contrary in this Section 8, the restrictions on Transfer set forth in this Section 8 shall not apply to the grant of any liens or encumbrances on any claims and interests in favor of a bank or broker-dealer holding custody of such claims and interests in the ordinary course of business and which lien or encumbrance is released upon the Transfer of such claims and interests.
Section 9.
Representations and Warranties of Consenting Parties. Each Consenting Party severally, and not jointly, represents and warrants that, as of the date such Consenting Party executes and delivers this Agreement and as of the Plan Effective Date:
(a)
it is the beneficial or record owner of the face amount of the Company Claims/Interests or is the nominee, investment manager, or advisor for beneficial holders of the

20

Company Claims/Interests reflected in, and, having made reasonable inquiry, is not the beneficial or record owner of any Company Claims/Interests other than those reflected in, such Consenting Party’s signature page to this Agreement or a Transfer Agreement, as applicable (as may be updated pursuant to Section 8);
(b)
it has the full power and authority to act on behalf of, vote and consent to matters concerning, such Company Claims/Interests;
(c)
such Company Claims/Interests are free and clear of any pledge, lien, Security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal, or other limitation on disposition, transfer, or encumbrances of any kind, that would adversely affect in any way such Consenting Party’s ability to perform any of its obligations under this Agreement at the time such obligations are required to be performed;
(d)
it has the full power to vote, approve changes to, and transfer all of its Company Claims/Interests referable to it as contemplated by this Agreement subject to applicable Law; and
(e)
solely with respect to holders of Company Claims/Interests, (i) it is either (A) a qualified institutional buyer as defined in Rule 144A of the Securities Act or (B) an institutional accredited investor (as defined in the Rules), and (ii) any securities acquired by the Consenting Party in connection with the Restructuring Transactions will have been acquired for investment and not with a view to distribution or resale in violation of the Securities Act.
Section 10.
Mutual Representations, Warranties, and Covenants. Each of the Parties represents, warrants, and covenants to each other Party, as of the date such Party executed and delivers this Agreement, on the Plan Effective Date:
(a)
it is validly existing and in good standing under the Laws of the state of its organization, and this Agreement is a legal, valid, and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable Laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;
(b)
except as expressly provided in this Agreement, the Plan, and the Bankruptcy Code, no consent or approval is required by any other person or entity in order for it to effectuate the Restructuring Transactions contemplated by, and perform its respective obligations under, this Agreement;
(c)
the entry into and performance by it of, and the transactions contemplated by, this Agreement do not, and will not, conflict in any material respect with any Law or regulation applicable to it or with any of its articles of association, memorandum of association or other constitutional documents;
(d)
except as expressly provided in this Agreement, it has (or will have, at the relevant time) all requisite corporate or other power and authority to enter into, execute, and deliver this

21

Agreement and to effectuate the Restructuring Transactions contemplated by, and perform its respective obligations under, this Agreement; and
(e)
except as expressly provided by this Agreement, it is not party to any restructuring or similar agreements or arrangements with the other Parties to this Agreement that have not been disclosed to all Parties to this Agreement.
Section 11.
Termination Events.
11.01.
Consenting Party Termination Events. This Agreement may be terminated by the BEP Noteholders or by the Ascend Noteholders, in each case, by the delivery to the Company Parties of a written notice in accordance with Section 14.10 hereof upon the occurrence of the following events:
(a)
with respect to the BEP Noteholders or the Ascend Noteholders, the breach in any material respect by a Company Party of any of the representations, warranties, or covenants of the Company Parties set forth in this Agreement that (i) is materially adverse to the BEP Noteholders or the Ascend Noteholders, as applicable, (ii) would have a materially adverse effect on the proposed Restructuring Transactions and (iii) remains uncured for fifteen (15) Business Days after the BEP Noteholders or the Ascend Noteholders, as applicable, transmit a written notice in accordance with Section 14.10 hereof detailing any such breach;
(b)
with respect to the BEP Noteholders, the breach in any material respect by the Ascend Noteholders of any of the representations, warranties, or covenants of the Ascend Noteholders set forth in this Agreement that (i) is materially adverse to the BEP Noteholders and (ii) remains uncured for fifteen (15) Business Days after the BEP Noteholders transmit a written notice in accordance with Section 14.10 hereof detailing any such breach;
(c)
with respect to the BEP Noteholders, the breach in any material respect by the Ascend Noteholders of any Definitive Document that (i) is materially adverse to the BEP Noteholders and (ii) remains uncured for fifteen (15) Business Days after the BEP Noteholders transmit a written notice in accordance with Section 14.10 hereof detailing any such breach;
(d)
with respect to the Ascend Noteholders, the breach in any material respect by the BEP Noteholders of any of the representations, warranties, or covenants of the BEP Noteholders set forth in this Agreement that (i) is materially adverse to the Ascend Noteholders and (ii) remains uncured for fifteen (15) Business Days after the Ascend Noteholders transmit a written notice in accordance with Section 14.10 hereof detailing any such breach;
(e)
with respect to the Ascend Noteholders, the breach in any material respect by the BEP Noteholders of any of the Definitive Documents that (i) is materially adverse to the Ascend Noteholders and (ii) remains uncured for fifteen (15) Business Days after the Ascend Noteholders transmit a written notice in accordance with Section 14.10 hereof detailing any such breach;
(f)
with respect to the BEP Noteholders or the Ascend Noteholders, the failure of any of the Milestones to be satisfied, unless such Milestones have been reasonably waived, modified,

22

extended or otherwise amended by the BEP Noteholders and the Ascend Noteholders in writing (which may be via email from counsel);
(g)
the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or order that (i) enjoins the consummation of a material portion of the Restructuring Transactions and (ii) remains in effect for thirty (30) Business Days after such terminating Consenting Parties transmit a written notice in accordance with Section 14.10 hereof detailing any such issuance; provided, that this termination right may not be exercised by any Party that sought or requested such ruling or order in contravention of any obligation set out in this Agreement;
(h)
the Bankruptcy Court enters a final, non‑appealable order denying confirmation of the Plan;
(i)
the entry of a final, non-appealable order by the Bankruptcy Court, or the filing of a motion or application by any Company Party seeking an order (without the prior written consent of the Consenting Parties not to be unreasonably withheld), (i) converting one or more of the Chapter 11 Cases of a Company Party to a case under chapter 7 of the Bankruptcy Code, (ii) dismissing one or more of the Chapter 11 Cases of a Company Party; (iii) appointing an examiner with expanded powers beyond those set forth in sections 1106(a)(3) and (4) of the Bankruptcy Code or a trustee in one or more of the Chapter 11 Cases of a Company Party, or (iv) rejecting this Agreement;
(j)
if any of the Company Parties (i) voluntarily commences any case or files any petition seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, receivership, reorganization or other relief in respect of the Company Parties or their debts, or of a substantial part of their assets, under any federal, state or foreign bankruptcy, insolvency, administrative, receivership or similar law now or hereafter in effect, except as contemplated by this Agreement, (ii) consents to the institution of, or fails to contest in a timely and appropriate manner, any involuntary proceeding or petition described in the preceding subsection (i), (iii) applies for, consents to, or fails to contest in a timely and appropriate manner, the appointment of a liquidator, receiver, administrator, administrative receiver, compulsory administrator, trustee, custodian, sequestrator, conservator, provisional liquidator, receiver and manager, controller (in the case of appointments under Australian law, as defined in the Australian Corporations Act), or similar official with respect to any Company Party or Affiliate for the substantial part of such Company Party’s assets; (iv) makes a general assignment or arrangement for the benefit of creditors; (v) takes any corporate action for the purpose of authorizing the foregoing; or (vi) timely contests any such involuntary proceeding or petition but such involuntary proceeding is not dismissed within a period of thirty (30) days after the filing thereof, or if any court order grants the relief sought in such involuntary proceeding; provided that, for the avoidance of doubt, any proceeding described in the preceding subsections (i) through (vi) commenced by or against American Pacific Borates Pty Ltd between the date hereof and the Out-of-Court Outside Date is a termination event.
(k)
the Bankruptcy Court grants relief that is inconsistent with this Agreement in any material respect (in each case with such amendments and modifications as have been effected in

23

accordance with the terms hereof); provided that such relief materially adversely affects the Consenting Party seeking termination;
(l)
the Company Parties withdraw the commitment for the Placement (in the event of an Out-of-Court Restructuring) or the Plan (in the event of an In-Court Restructuring) or support therefor;
(m)
five (5) Business Days after the occurrence of any court of competent jurisdiction or other competent governmental or regulatory authority issuing a ruling or an order making illegal or otherwise restricting, preventing or prohibiting the consummation of the transactions contemplated by this Agreement in a way that cannot be reasonably remedied by the Company Parties; or
(n)
the Bankruptcy Court enters a final, unappealable order denying approval of the debtor-in-possession financing facility embodied in the DIP/Cash Collateral Motion.
11.02.
Company Party Termination Events. Any Company Party may terminate this Agreement as to all Parties upon prior written notice to all Parties in accordance with Section 14.10 hereof upon the occurrence of any of the following events:
(a)
the breach in any material respect by the BEP Noteholders or the Ascend Noteholders of any provision set forth in this Agreement that remains uncured for a period of fifteen (15) Business Days after the receipt by the BEP Noteholders of notice of such breach;
(b)
the breach in any material respect by the BEP Noteholders or the Ascend Noteholders of any Definitive Document that remains uncured for a period of fifteen (15) Business Days after the receipt by the BEP Noteholders of notice of such breach;
(c)
the board of directors, board of managers, or such similar governing body of any Company Party determines, after consulting with counsel, (i) that proceeding with any of the Restructuring Transactions would be inconsistent with the exercise of its fiduciary duties or applicable Law or (ii) solely in the exercise of its fiduciary duties, to enter into an Alternative Restructuring Proposal; provided that the Consenting Parties shall be provided five (5) Business Days after receipt of notice of any proposed termination under Section 11.02 to propose modifications to the Restructuring Transactions that the Company Party shall reasonably consider before terminating this Agreement pursuant to this Section 11.02;
(d)
the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or order that (i) enjoins the consummation of a material portion of the Restructuring Transactions and (ii) remains in effect for thirty (30) Business Days after such terminating Company Party transmits a written notice in accordance with Section 14.10 hereof detailing any such issuance; provided, that this termination right shall not apply to or be exercised by any Company Party that sought or requested such ruling or order in contravention of any obligation or restriction set out in this Agreement; or

24

(e)
the Bankruptcy Court enters a final, non-appelable order denying confirmation of the Plan.
11.03.
Mutual Termination. This Agreement, and the obligations of all Parties hereunder, may be terminated by mutual written agreement among all of the following: (a) the Consenting Parties; and (b) each Company Party.
11.04.
Automatic Termination. This Agreement shall terminate automatically without any further required action by, or notice from, any person immediately after the Plan Effective Date.
11.05.
Effect of Termination. Upon the occurrence of a Termination Date as to a Party, this Agreement shall be of no further force and effect as to such Party and each Party subject to such termination shall be released from its commitments, undertakings, and agreements under or related to this Agreement and shall have the rights and remedies that it would have had, had it not entered into this Agreement, and shall be entitled to take all actions, whether with respect to the Restructuring Transactions or otherwise, that it would have been entitled to take had it not entered into this Agreement, including with respect to any and all Claims or causes of action. Upon the occurrence of a Termination Date prior to the Confirmation Order being entered by a Bankruptcy Court, any and all consents or ballots tendered by the Parties subject to such termination before a Termination Date shall be deemed, for all purposes, to be null and void from the first instance and shall not be considered or otherwise used in any manner by the Parties in connection with the Restructuring Transactions and this Agreement or otherwise; provided, however, any Consenting Party withdrawing or changing its vote pursuant to this Section 11.05 shall promptly provide written notice of such withdrawal or change to each other Party to this Agreement and, if such withdrawal or change occurs on or after the Petition Date, file notice of such withdrawal or change with the Bankruptcy Court. Nothing in this Agreement shall be construed as prohibiting a Company Party or any of the Consenting Parties from contesting whether any such termination is in accordance with its terms or to seek enforcement of any rights under this Agreement that arose or existed before a Termination Date. Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict (a) any right of any Company Party or the ability of any Company Party to protect and reserve its rights (including rights under this Agreement), remedies, and interests, including its claims against any Consenting Party, and (b) any right of any Consenting Party, or the ability of any Consenting Party, to protect and preserve its rights (including rights under this Agreement), remedies, and interests, including its claims against any Company Party or Consenting Party. No purported termination of this Agreement shall be effective under this Section 11.05 or otherwise if the Party seeking to terminate this Agreement is in material breach of this Agreement or one or more of the Transaction Documents, except a termination pursuant to Section 11.02(b) or Section 11.02(d). Nothing in this Section 11.05 shall restrict any Company Party’s right to terminate this Agreement in accordance with Section 11.02(b).

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Section 12.
Amendments and Waivers.
(a)
This Agreement may not be modified, amended, or supplemented, and no condition or requirement of this Agreement may be waived, in any manner except in accordance with this Section 12.
(b)
This Agreement may be modified, amended, or supplemented, or a condition or requirement of this Agreement may be waived, in a writing signed by: (a) each Company Party and (b) the following Parties, solely with respect to any modification, amendment, waiver or supplement that adversely affects the rights of such Parties and unless otherwise specified in this Agreement: (i) the BEP Noteholders; and (ii) the Ascend Noteholders; provided, however, that if the proposed modification, amendment, waiver, or supplement has a material, disproportionate, and adverse effect on any of the Company Claims/Interests held by a Consenting Party, then the consent of each such affected Consenting Party shall also be required to effectuate such modification, amendment, waiver or supplement.
(c)
Any proposed modification, amendment, waiver or supplement that does not comply with this Section 12 shall be ineffective and void ab initio.
(d)
The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver of any such right, power or remedy or any provision of this Agreement, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy. All remedies under this Agreement are cumulative and are not exclusive of any other remedies provided by Law.
Section 13.
Mutual Releases; Waiver of Events of Default.
13.01.
Releases.
(a)
Releases by the Company Releasing Parties. Except as expressly set forth in this Agreement, effective on (i) the Agreement Effective Date and (ii) the Plan Effective Date, in exchange for good and valuable consideration, the adequacy of which is hereby confirmed, each Released Party is hereby deemed released and discharged by each and all of the Company Releasing Parties, in each case on behalf of themselves and their respective successors, assigns, and representatives, and any and all other entities who may purport to assert any Cause of Action, directly or derivatively, by, through, for, or because of the foregoing entities, from any and all Causes of Action, whether known or unknown, including any derivative claims, asserted or assertable on behalf of any of the Company Releasing Parties would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the Holder of any Claim against, or Equity Interest in, a Company Releasing Party, based on or relating to, or in any manner arising from, in whole or in part, the Company Parties (including the management, ownership, or operation thereof), the Amended and Restated Note Purchase Agreement (including, without limitation, any “Default” (as defined in the Amended and Restated Note Purchase

26

Agreement) or “Event of Default” (as defined in the Amended and Restated Note Purchase Agreement), in accordance with the terms set forth in this Section 13.07), the purchase, sale, or rescission of any Security of the Company Parties, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party, the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions, the Transaction Documents, the Chapter 11 Cases, this Agreement, the Definitive Documents, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with this Agreement, the Definitive Documents, the Transaction Documents, the Plan, the filing of the Chapter 11 Cases, the pursuit of confirmation, the pursuit of consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or upon any other act, or omission, transaction, agreement, event, or other occurrence taking place on or before, in respect of the foregoing clause (i), the Agreement Effective Date, and, in respect of the foregoing clause (ii), the Plan Effective Date.
(b)
Releases by the Consenting Party Releasing Parties. Except as expressly set forth in this Agreement, effective on (i) the Agreement Effective Date and (ii) the Plan Effective Date, in exchange for good and valuable consideration, the adequacy of which is hereby confirmed, each Released Party is hereby deemed released and discharged by each and all of the Consenting Party Releasing Parties, in each case on behalf of themselves and their respective successors, assigns, and representatives, and any and all other entities who may purport to assert any Cause of Action, directly or derivatively, by, through, for, or because of the foregoing entities, from any and all Causes of Action, whether known or unknown, including any derivative claims, asserted or assertable on behalf of any of the Company Parties would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the Holder of any Claim against, or Equity Interest in, a Company Party, based on or relating to, or in any manner arising from, in whole or in part, the Company Parties (including the management, ownership, or operation thereof), the purchase, sale, or rescission of any Security of the Company Parties or Reorganized FEAM, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party, the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions, the Transaction Documents, the Plan, the Chapter 11 Cases, this Agreement, the Definitive Documents, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with this Agreement, the Definitive Documents, the Transaction Documents, the Plan, the filing of the Chapter 11 Cases, the pursuit of confirmation, the pursuit of consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or upon any other act, or omission, transaction, agreement, event, or other occurrence taking place on or before, in respect of the foregoing clause (i), the Agreement Effective Date and, in respect of the foregoing clause (ii), the Plan Effective Date.
13.02.
No Additional Representations and Warranties. Each of the Parties agrees and acknowledges that, except as expressly provided in this Agreement and the Definitive Documents,

27

no other Party, in any capacity, has warranted or otherwise made any representations concerning any Released Claim (including any representation or warranty concerning the existence, nonexistence, validity, or invalidity of any Released Claim). Notwithstanding the foregoing, nothing contained in this Agreement is intended to impair or otherwise derogate from any of the representations, warranties, or covenants expressly set forth in this Agreement or any of the Definitive Documents.
13.03.
Releases of Unknown Claims. Each of the Releasing Parties in each of the Releases contained in this Agreement expressly acknowledges that although ordinarily a general release may not extend to Released Claims which the Releasing Party does not know or suspect to exist in its favor, which if known by it may have materially affected its settlement with the party released, they have carefully considered and taken into account in determining to enter into the above Releases the possible existence of such unknown losses or claims. Without limiting the generality of the foregoing, each Releasing Party expressly waives and relinquishes any and all rights such Party may have or conferred upon it under any federal, state, or local statute, rule, regulation, or principle of common law or equity which provides that a release does not extend to claims which the claimant does not know or suspect to exist in its favor at the time of providing the Release or which may in any way limit the effect or scope of the Releases with respect to Released Claims which such Party did not know or suspect to exist in such Party’s favor at the time of providing the Release, which in each case if known by it may have materially affected its settlement with any Released Party. Each of the Releasing Parties expressly acknowledges that the Releases and covenants not to sue contained in this Agreement are effective regardless of whether those released matters or Released Claims are presently known or unknown, suspected or unsuspected, or foreseen or unforeseen.
13.04.
Turnover of Subsequently Recovered Assets. In the event that any Releasing Party (including any successor or assignee thereof and including through any third party, trustee, debtor in possession, creditor, estate, creditors’ committee, or similar Entity) is successful in pursuing or receives, directly or indirectly, any funds, property, or other value on account of any Claim, Cause of Action, or litigation against any Released Party that was released pursuant to the Release (or would have been released pursuant to the Release if the party bringing such claim were a Releasing Party), such Releasing Party (i) shall not commingle any such recovery with any of its other assets and (ii) agrees that it shall promptly turnover and assign any such recoveries to, and hold them in trust for, such Released Party.
13.05.
Certain Limitations on Releases. For the avoidance of doubt, nothing in this Agreement and the Releases contained in this Section 13 shall or shall be deemed to result in the waiving or limiting by (a) the Company Parties, or any officer, director, member of any governing body, or employee thereof, of (i) any indemnification against any Company Party, any of their insurance carriers, or any other Entity, (ii) any rights as beneficiaries of any insurance policies, (iii) wages, salaries, compensation, or benefits, (iv) intercompany claims, or (v) any interest held by a Company Party; (b) the Consenting Parties or the Trustee of any Claims, security interests, or “obligations” under and as defined in the Amended and Restated Note Purchase Agreement, or any other financing document (except as may be expressly amended or modified by the Plan, or any other financing document under and as defined therein); and (c) any Party or other Entity of

28

any post-Agreement Effective Date obligations under this Agreement, the Transaction Documents, or post-Plan Effective Date obligations under the Plan, the Transaction Documents, the Confirmation Order, the Restructuring Transaction, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan, or any Claim or obligation arising under the Plan.
13.06.
Covenant Not to Sue. Each of the Releasing Parties hereby further agrees and covenants not to, and shall not, commence or prosecute, or assist or otherwise aid any other Entity in the commencement or prosecution of, whether directly, derivatively or otherwise, any Released Claims.
13.07.
Standstill; Waiver of Events of Default.
(a)
Until the occurrence of the Standstill Termination Date (if any), (i) the BEP Noteholders and the Ascend Noteholders, in their capacities as “Purchasers” under, and as defined in, the Amended and Restated Note Purchase Agreement, hereby covenant and agree that the BEP Noteholders and the Ascend Noteholders shall not exercise their rights, remedies, powers, privileges and defenses under the Amended and Restated Note Purchase Agreement with respect to the occurrence of any Default or Event of Default (other than with respect to the charging of any default interest, as may be applicable, in accordance with the terms of the Amended and Restated Note Purchase Agreement), nor shall any Purchaser direct the Collateral Agent to do the same, and (ii) the BEP Noteholders and the Ascend Noteholders hereby covenant and agree that it shall forbear from instituting or pursuing as against any Company Party any suit or proceeding in any court, or taking any other formal action, or sending any legal notice, concerning, or in connection with, the Amended and Restated Note Purchase Agreement or matters arising therefrom or related thereto, and the Parties further agree that any such suit or proceeding or formal action or legal notice shall be null and void and without force or effect.
(b)
Notwithstanding the foregoing Section 13.07(a), upon the Effective Date of the Out-of-Court Restructuring, the BEP Noteholders and the Ascend Noteholders hereby automatically and irrevocably waive (a) any and all Defaults (as defined in the Amended and Restated Note Purchase Agreement) and Events of Default (as defined in the Amended and Restated Note Purchase Agreement) arising on or prior to the Effective Date of the Out-of-Court Restructuring and (b) the imposition of, and accrual of interest at, the Default Rate (as defined in the Amended and Restated Note Purchase Agreement) from and after the date of approval of the Stockholder Approvals by the Company’s stockholders at the Special Meeting. For the avoidance of doubt, to the extent that the Stockholder Approvals are not obtained, this Section 13.07(b) shall no longer be applicable. The waiver set forth in this Section 13.07(b) is a one-time waiver.
(c)
For the avoidance of doubt, to the extent applicable, the waivers set forth in this Section 13.07(a) and 13.07(b) shall apply to any Permitted Transferee pursuant to any Transfer in accordance with this Agreement.
Section 14.
Miscellaneous

29

14.01.
Acknowledgement. Notwithstanding any other provision herein, this Agreement is not and shall not be deemed to be an offer with respect to any securities or solicitation of votes for the acceptance of a plan of reorganization for purposes of sections 1125 and 1126 of the Bankruptcy Code or otherwise. Any such offer or solicitation will be made only in compliance with all applicable securities Laws, provisions of the Bankruptcy Code, and/or other applicable Law.
14.02.
Exhibits Incorporated by Reference; Conflicts. Each of the exhibits, annexes, signatures pages, and schedules attached hereto is expressly incorporated herein and made a part of this Agreement, and all references to this Agreement shall include such exhibits, annexes, and schedules. In the event of any inconsistency between this Agreement (without reference to the exhibits, annexes, and schedules hereto) and the exhibits, annexes, and schedules hereto, this Agreement (without reference to the exhibits, annexes, and schedules thereto) shall govern.
14.03.
Further Assurances. Subject to the other terms of this Agreement, the Parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably appropriate or necessary, or as may be required by order of the Bankruptcy Court, from time to time, to effectuate the Restructuring Transactions, as applicable.
14.04.
Complete Agreement. Except as otherwise explicitly provided herein, this Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, among the Parties with respect thereto, other than any Confidentiality Agreement.
14.05.
GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. Each Party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement, to the extent possible, in the Bankruptcy Court, and solely in connection with claims arising under this Agreement: (a) irrevocably submits to the exclusive jurisdiction of the Bankruptcy Court; (b) waives any objection to laying venue in any such action or proceeding in the Bankruptcy Court; and (c) waives any objection that the Bankruptcy Court is an inconvenient forum or does not have jurisdiction over any Party hereto.
14.06.
Trial by Jury Waiver. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
14.07.
Execution of Agreement. This Agreement may be executed and delivered in any number of counterparts and by way of electronic signature and delivery, each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. Except as expressly provided in this Agreement, each individual executing

30

this Agreement on behalf of a Party has been duly authorized and empowered to execute and deliver this Agreement on behalf of said Party.
14.08.
Rules of Construction. This Agreement is the product of negotiations among the Company Parties and the Consenting Parties, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof. The Company Parties and the Consenting Parties were each represented by counsel during the negotiations and drafting of this Agreement and continue to be represented by counsel.
14.09.
Successors and Assigns; Third Parties. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors and permitted assigns, as applicable. There are no third party beneficiaries under this Agreement, and the rights or obligations of any Party under this Agreement may not be assigned, delegated, or transferred to any other person or entity.
14.10.
Notices. All notices hereunder shall be deemed given if in writing and delivered, by electronic mail, courier, or registered or certified mail (return receipt requested), to the following addresses (or at such other addresses as shall be specified by like notice):
(a)
if to a Company Party, to:

5E Advanced Materials, Inc.
9329 Mariposa Road, Suite 210
Hesperia, CA 92344
Attention: Paul Weibel, Chief Executive Officer
E-mail address: pweibel@5eadvancedmaterials.com

with copies to:

Latham & Watkins LLP
650 Town Center Drive, 20th Floor
Costa Mesa, CA 92626
Attention: Drew Capurro
E-mail address: drew.capurro@lw.com

and

Pachulski Stang Ziehl & Jones LLP
919 North Market Street
17th Floor
Wilmington, Delaware 19801
Attention: Laura Davis Jones
E-mail address: ljones@pszjlaw.com

31

(b)
if to a BEP Noteholder, to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention: Brian E. Schartz, P.C. and Allyson B. Smith
E-mail address: brian.schartz@kirkland.com, allyson.smith@kirkland.com

(c)
if to the Ascend Noteholders, to:

Mehigan LLP

30 Cecil Street
Prudential Tower, #24-01
Singapore 049712

Any notice given by delivery, mail, or courier shall be effective when received.

14.11.
Fees and Expenses. The Company Parties shall pay and reimburse all reasonable and documented fees and expenses when due (including travel costs and expenses) and all outstanding and unpaid amounts incurred in connection with the Restructuring Transactions since the inception of the applicable fee or engagement letters of the attorneys, accountants, other professionals, advisors, and consultants of each Consenting Party (whether incurred directly or on their behalf and regardless of whether such fees and expenses are incurred before or after the Agreement Effective Date), including the fees and expenses of (i) the BEP Noteholders, including Kirkland & Ellis LLP, as counsel, and (ii) the Ascend Noteholders, including, but not limited to, Mehigan LLP, as lead counsel to the Ascend Noteholders; provided, that in the event of an In-Court Restructuring any outstanding amounts due and owing as of the Petition Date shall be paid and reimbursed prior to the Petition Date.
14.12.
Independent Due Diligence and Decision Making. Each Consenting Party hereby confirms that its decision to execute this Agreement has been based upon its independent investigation of the operations, businesses, financial and other conditions, and prospects of the Company Parties.
14.13.
Enforceability of Agreement. Each of the Parties to the extent enforceable waives any right to assert that the exercise of termination rights under this Agreement is subject to the automatic stay provisions of the Bankruptcy Code, and expressly stipulates and consents hereunder to the prospective modification of the automatic stay provisions of the Bankruptcy Code for purposes of exercising termination rights under this Agreement, to the extent the Bankruptcy Court determines that such relief is required.
14.14.
Waiver. If the Restructuring Transactions are not consummated, or if this Agreement is terminated for any reason, the Parties fully reserve any and all of their rights. Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any

32

proceeding other than a proceeding to enforce its terms or the payment of damages to which a Party may be entitled under this Agreement.
14.15.
Specific Performance. It is understood and agreed by the Parties that money damages would be an insufficient remedy for any breach of this Agreement by any Party, and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief (without the posting of any bond and without proof of actual damages) as a remedy of any such breach, including an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder.
14.16.
Several, Not Joint, Claims. Except where otherwise specified, the agreements, representations, warranties, and obligations of the Parties under this Agreement are, in all respects, several and not joint.
14.17.
Severability and Construction. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect if essential terms and conditions of this Agreement for each Party remain valid, binding, and enforceable.
14.18.
Remedies Cumulative. All rights, powers, and remedies provided under this Agreement or otherwise available in respect hereof at Law or in equity shall be cumulative and not alternative, and the exercise of any right, power, or remedy thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power, or remedy by such Party.
14.19.
Capacities of Consenting Parties. Each Consenting Party has entered into this agreement on account of all Company Claims/Interests that it holds (directly or through discretionary accounts that it manages or advises) and, except where otherwise specified in this Agreement, shall take or refrain from taking all actions that it is obligated to take or refrain from taking under this Agreement with respect to all such Company Claims/Interests.
14.20.
Survival. Notwithstanding (i) any Transfer of any Company Claims/Interests in accordance with this Agreement or (ii) the termination of this Agreement in accordance with its terms, the agreements and obligations of the Parties in Section 14 and the Confidentiality Agreements shall survive such Transfer and/or termination and shall continue in full force and effect for the benefit of the Parties in accordance with the terms hereof and thereof; provided that the Company's obligations set forth in Section 14.11 shall not survive with respect to any Consenting Party for whose actions or breach resulted in termination of this Agreement. For the avoidance of doubt, the Parties acknowledge and agree that if this Agreement is terminated, Section 13 shall survive such termination, and any and all Releases shall remain in full force and effect; provided that if this Agreement is terminated on account of breach by a Party, such Party’s Release shall be null and void.
14.20.
Email Consents. Where a written consent, acceptance, approval, or waiver is required pursuant to or contemplated by this Agreement, pursuant to Section 3.02, Section 12, or otherwise, including a written approval by the Company Parties or the Consenting Parties, such written consent, acceptance, approval, or waiver shall be deemed to have occurred if, by agreement

33

between counsel to the Parties submitting and receiving such consent, acceptance, approval, or waiver, it is conveyed in writing (including electronic mail) between each such counsel without representations or warranties of any kind on behalf of such counsel.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first above written.

34

Company Parties’ Signature Page to
the Restructuring Support Agreement

5E ADVANCED MATERIALS, INC.

By:	/s/ Paul Weibel
Name:	Paul Weibel
Title:	Authorized Signatory

5E BORON AMERICAS, LLC

By:	/s/ Paul Weibel
Name:	Paul Weibel
Title:	President

AMERICAN PACIFIC BORATES PTY LTD

Executed by
American Pacific Borates Pty Ltd
(ABN 68 615 606 114)
in accordance with section 127 of the
Australian Corporations Act 2001 (Cth)
by a director and director/company secretary:

/s/ Paul Weibel	/s/ Bryn Jones
Signature of director	Signature of director/ company secretary

Paul Weibel	Bryn Jones
Name of director (please print)	Name of director/ company secretary (please print)

[Company Parties’ Signature Page to Restructuring Support Agreement]

Consenting Party Signature Page to
the Restructuring Support Agreement

bep special situations iv llc

/s/ Jonathan Siegler

Name: Jonathan Siegler
Title: Managing Director and Chief Financial Officer

Address:
BEP Special Situations IV LLC

300 Crescent Court, Suite 1860

Dallas, TX 75201

E-mail address(es): jasiegler@bluescapegroup.com

Aggregate Amounts Beneficially Owned or Managed on Account of:
BEP Notes	43,031,430

[Consenting Party Signature Page to Restructuring Support Agreement]

Consenting Party Signature Page to
the Restructuring Support Agreement

ascend global investment fund spc

for and on behalf of strategic sp

/s/ Mulyadi Tjandra

Name: Mulyadi Tjandra
Title: Director

MERIDIAN INVESTMENTS CORPORATION

/s/ Mulyadi Tjandra

Name: Mulyadi Tjandra
Title: Director

Address:

E-mail address(es):

Aggregate Amounts Beneficially Owned or Managed on Account of:
Ascend Notes beneficially owned or managed on account of Ascend	US$21,515,715
Ascend Notes beneficially owned or managed on account of Meridian	US$21,515,715

[Consenting Party Signature Page to Restructuring Support Agreement]

EXHIBIT A

Company Parties

5E Advanced Materials, Inc.

5E Boron Americas, LLC

American Pacific Borates Pty Ltd.

EXHIBIT B

Restructuring Term Sheet

Term Sheet

Summary

The term sheet (this “Term Sheet”) sets forth a summary of the principal terms that 5E Advanced Materials, Inc. (“FEAM”) and its direct and indirect subsidiaries and affiliates (together with FEAM, the “Company”), BEP Special Situations IV LLC (“BEP”), Meridian Investments Corporation (“Meridian”), and Ascend Global Investment Fund SPC (together with Meridian, “Ascend,” and together with BEP and FEAM, the “Parties”) would consider in connection with a proposed transaction in respect of a capital injection, and an equitization of the current Secured Debt Facility (as defined below).

THIS TERM SHEET IS NOT AN OFFER OR A SOLICITATION WITH RESPECT TO ANY SECURITIES OR DEBT OF THE COMPANY. ANY SUCH OFFER OR SOLICITATION SHALL COMPLY WITH ALL APPLICABLE SECURITIES LAWS.

THIS TERM SHEET IS PROVIDED IN confidence and may be distributed only with the express written consent of THE COMPANY, BEP, AND ASCEND. ThIS Term Sheet is provided in the nature of a settlement proposal in furtherance of settlement discussions. Accordingly, thIS Term Sheet is entitled to the protections of Rule 408 of the Federal Rules of Evidence and any other applicable statutes or doctrines protecting the use or disclosure of confidential information and information exchanged in the context of settlement discussions. Further, nothing in thIS Term Sheet shall be an admission of fact or liability or deemed binding on THE COMPANY, BEP, ASCEND OR ANY OF THEIR RESPECTIVE AFFILIATES.

This term sheet is subject to ongoing review by BEP, the company, ASCEND, and EACH OF their respective professionals, is subject to material change and is being distributed for discussion purposes only. moreover, the treatment set forth in this term sheet remains subject to ongoing discussion among the parties covered hereby.

Strategic Intent

The outstanding indebtedness of, and equity interests in, the Company will be restructured (the “Restructuring”) through either (i) an out-of-court transaction (the “Out of Court Restructuring”) consistent with the terms and conditions described in this Term Sheet or, to the extent the conditions precedent to consummating the Out of Court Restructuring cannot be timely satisfied then, (ii) as voluntary pre‑packaged cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), to be filed in a United States Bankruptcy Court of competent jurisdiction to be agreed to by BEP and Ascend (the “Bankruptcy Court”) and pursuant to a pre-packaged plan of reorganization (the “Pre-Packaged Chapter 11 Plan”).

If the filing of the Chapter 11 Cases becomes necessary or the Company, BEP and Ascend mutually determine to pursue the Chapter 11 Cases in lieu of the Out of Court Restructuring, the Company and certain of its subsidiaries and affiliates shall file the Chapter 11 Cases in the Bankruptcy Court. The Pre-Packaged Chapter 11 Plan and the disclosure statement describing the Pre-Packaged Chapter 11 Plan shall be filed on the same day as the filing of the Chapter 11 Cases or as soon thereafter as is reasonably practicable, but in no event later than the date set forth in the restructuring support agreement (the “RSA”). The Pre-Packaged Chapter 11 Plan shall be in all material respects consistent with this Term Sheet.

The RSA (i) shall contain a customary “fiduciary out” provision exercisable by the Company that will be subject to the negotiation and agreement by FEAM, BEP and Ascend, (ii) shall allow the Company to engage in a formal marketing process in connection with the Pre-Packaged Chapter 11 Plan contemplated by this Term Sheet so long as BEP and Ascend are provided regular updates and information with respect to such process in a manner satisfactory to BEP and Ascend, (iii) shall contain full releases of BEP, Ascend and their respective affiliates upon signing the RSA, and (iv) shall contain a forbearance of any existing defaults under the Secured Debt Facility.

An illustrative example of an Out of Court Restructuring together with a “stapled” Pre-Packaged Chapter 11 Plan is attached as a slide at the end of this Term Sheet.

Term Sheet

Principal Terms

Out-of-Court Restructuring
Parties:	BEP FEAM Ascend
Effective Date:	“Effective Date” means the consummation of the Restructuring.
Secured Debt Facility:

“Secured Debt Facility” shall mean that certain indebtedness under that certain Amended and Restated Note Purchase Agreement, dated as of January 18, 2024 (as modified, amended, or supplemented in accordance with the terms therein), by and between FEAM, as issuer, BEP and Ascend, as purchasers, certain guarantors, and Alter Domus (US) LLC, as collateral agent. “Convertible Notes” shall mean the notes issued under the Secured Debt Facility, including the New Convertible Notes.

New Convertible Notes Issued:	US$5 million of Convertible Notes (“New Convertible Notes”) with a conversion price of $0.2920 (the “Conversion Price”) issued and sold on a pro rata basis to BEP and Ascend upon signing of the RSA
Exchange Of Convertible Notes:

Subject to approval by the Company’s shareholders, promptly following approval by the Company’s shareholders, BEP and Ascend shall exchange all of their Convertible Notes for their respective pro rata portion of 312,490,076 newly issued shares of common stock of FEAM (the “Exchange”).

New Equity Placement:

Subject to approval by the Company’s shareholders, on the seventh trading day following the Exchange (or as reasonably practicable thereafter), BEP and Ascend shall purchase $5 million of newly issued shares of common stock of FEAM on a pro rata basis, at a price per share (the “Placement Price”) equal to the lower of (a) $0.2920 per share and (b) the volume average weighted price for the common stock of FEAM as reported by Bloomberg for the first five trading days following the Exchange (the “Placement”).

New Warrants:

Concurrently with the closing of the Placement, FEAM shall issue to BEP and Ascend new warrants on a pro rata basis (the “New Warrants”) to purchase up to an aggregate of US$20 million of common stock of FEAM with the number of shares underlying such warrants calculated based on the Price of Equity and with an exercise price equal to the Price of Equity. The New Warrants shall have an expiration date of one year from the Exchange.

Events of Default During RSA:
(1)
At signing of the RSA, BEP and Ascend to forbear from accelerating the debt or pursuing any other remedies until the Effective Date (not to occur later than March 31, 2025).
(2)
At signing of the RSA, BEP and Ascend temporarily waive US $7.5 million minimum cash covenant until the Effective Date (not to occur later than March 31, 2025).

Other:
(1)
Short selling prohibition by BEP, Ascend and their respective managers, officers, directors and affiliates.
(2)
Upon signing of the RSA and through the Effective Date, FEAM to reimburse costs and expenses (including advisor expenses) of Ascend and BEP for the Restructuring.

(3)
On and immediately following the Effective Date, the board of directors of FEAM will take all necessary action permitted by applicable law so that the board of directors of FEAM as of the Effective Date (the “New Board”) shall be comprised of 4 directors, 2 nominated by BEP and 2 nominated by Ascend, provided that appointment of any such nominee will be subject to FEAM’s customary due diligence process for directors and New Board must be constituted in a manner that satisfies applicable NASDAQ and SEC requirements.

(4)
Prohibition upon signing of the RSA on any securities offerings (including the consummation of a potential future private offering as contemplated by FEAM’s proxy statement for its stockholder meeting set for January 21, 2025) by FEAM without consent of BEP and Ascend.

(5)
That certain Third Amended and Restated Investor and Registration Rights Agreement to be amended and restated to require that the shares issued in the Exchange and the Placement and shares underlying the New Warrants be registered for resale by FEAM, among other customary amendments.

Releases:	All Parties to provide mutual releases, inclusive of directors and executive officers, upon signing of RSA and ratified upon closing of the Conversion.

Term Sheet

Pre-Packaged Chapter 11 Plan
Term	Description
Parties:	BEP FEAM Ascend
Secured Debt Facility:	“Secured Debt Facility” shall have the meaning as defined in “Out-of-Court Restructuring”
DIP Facility:

“DIP Facility” shall mean the post-petition superiority financing in an amount to be determined prior to signing of the RSA with BEP’s and Ascend’s consent, to be provided by BEP and Ascend (collectively, the “DIP Lenders”) in connection with the Chapter 11 Cases and pursuant a certain debtor‑in‑possession credit agreement and other definitive documents, as necessary, subject to negotiation and agreement by FEAM and the DIP Lenders.

Treatment of Existing Equity Interests	All existing equity interests of FEAM shall be extinguished upon the effective date of the Pre-Packaged Chapter 11 Plan.
DIP Facility and Conversion:

Upon the effective date of the Pre-Packaged Chapter 11 Plan, BEP and Ascend shall each receive their respective pro rata share of 100% of the new common stock of reorganized FEAM issued on account of (i) the Secured Debt Facility Claims and (ii) the outstanding DIP Facility indebtedness on and as of the Effective Date.

Treatment of All Other Claims:

It is anticipated that all other claims, excluding those arising out of the Secured Debt Facility and the DIP Facility, shall be unimpaired and “ride through” the Chapter 11 Cases, subject to further diligence.

Petition Date:	The Chapter 11 Cases shall be filed in in the Bankruptcy Court within 4 business days of a negative shareholder vote on the Out‑of‑Court Restructuring
Releases:	Pursuant to Pre-Packaged Chapter 11 Plan, all Parties to provide mutual releases upon the effective date of the Pre-Packaged Chapter 11 Plan.

Term Sheet

Illustrative Example

Stapled Prepack Chapter 11 Cases

- A "stapled prepack" is an approach a company may take when there is substantial creditor support across classes but no guarantee of unanimous consent.
- In a stapled prepack, a consent solicitation (*i.e.*, the documents to effectuate an out-of-court restructuring) is sent to the applicable consenting stakeholders at the same time as the chapter 11 plan solicitation materials.
  - This approach encourages potential holdout stakeholders to consent to an out-of-court transaction where the company otherwise has the required votes to consummate an expeditious prepackaged chapter 11.
  - The prepackaged structure increases the likelihood of a relatively quick chapter 11 proceeding in the event the requisite consents are not obtained.

Illustrative Timeline of Out-of-Court Transaction Followed by Stapled Prepack

Preparation Stages
• Develop Out-of-Court Transaction structure and strategy
• Negotiate restructuring support agreement
• Draft Out-of-Court Transaction documents and chapter 11 plan and related documents
Launch Date
If Out-of-Court Transaction Successful
• Out-of-Court Transaction is approved & closes
• No Ch. 11 filing necessary
Week 6 – 9
• Confirmation Hearing
OUT-OF-COURT TRANSACTION WITH CONTINGENT CH. 11 PREPARED
POST-FILING IF OUT-OF-COURT TRANSACTION FAILS
Weeks 1 – 4: Out-of-Court Transaction Consent Solicitation
• Announce and launch out-of-court transaction proxy
• Distribute:
• Offering Memorandum and Related Materials
• Ballots
• Plan of Reorganization
• Allow for applicable statutory period
• Finalize "First Day" Pleadings to prepare for potential filing
10 – 30 Days After Filing
Petition Date
• File Ch. 11 Petitions
• File First Day Pleadings
• File Plan and Disclosure Statement
Weeks 5 – 8
• Confirmation and Disclosure Statement Objection Deadline
Weeks 7 – 11
• Projected Emergence

KIRKLAND & ELLIS
Privileged and Confidential / Attorney Work Product / Attorney-Client Communication
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EXHIBIT C

Subscription Agreement

SECURITIES SUBSCRIPTION AGREEMENT

THIS SECURITIES SUBSCRIPTION AGREEMENT (this “Agreement”) dated as of January 14, 2025, is made by and among Ascend Global Investment Fund SPC, a segregated portfolio company incorporated under the laws of the Cayman Islands, for and on behalf of Strategic SP (“Ascend”), Meridian Investments Corporation, a Cayman Islands corporation, BEP Special Situations IV LLC, a Delaware limited liability company (“BEP,” and together with Ascend, the “Subscribers”) and 5E Advanced Materials, Inc., a company incorporated under the laws of the State of Delaware (the “Company”).

WHEREAS, this Agreement is being entered into in connection with the Restructuring Support Agreement, dated January 14, 2025 (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Restructuring Support Agreement”) among the Company Parties (as defined in the Restructuring Support Agreement) and the Consenting Parties (as defined in the Restructuring Support Agreement) and the transactions contemplated by the Out-of-Court Restructuring (as defined in the Restructuring Support Agreement) (“Transactions”);

WHEREAS, the Subscribers are entering into the Amended and Restated Note Purchase Agreement (as defined in the Restructuring Support Agreement) in connection with the Restructuring Support Agreement, pursuant to which the Subscribers will purchase the Notes (as defined herein) in the amounts and on the terms and conditions set forth therein;

WHEREAS, the Subscribers shall, severally and not jointly, subscribe for and purchase the Subscription Securities (as defined herein) for the Purchase Price, and the Company shall issue and sell the Subscription Securities to the Subscribers in consideration of the payment of the applicable Purchase Price therefor by or on behalf of the Subscribers to the Company, all on the terms and conditions set forth herein;

WHEREAS, the issue and sale of the Subscription Securities hereunder shall be made in reliance upon Section 4(a)(2) under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions to be made hereunder; and

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.
Definitions. Capitalized terms in this Agreement shall have the meanings given below:

“Affiliates” shall mean any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to each Subscriber, any investment fund or managed account that is managed and/or advised on a discretionary basis by the same investment manager or beneficial owner as each Subscriber will be deemed to be an Affiliate of such Subscriber. As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other ownership interest, by contract, or otherwise.

“Anti-Corruption Laws” are any laws, rules, or regulations relating to bribery or corruption, including without limitation the Foreign Corrupt Practices Act and UK Bribery Act.

“Anti-Terrorism Laws” are any laws, rules, regulations or orders relating to terrorism, sanctions or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, the laws, regulations, and orders administered by OFAC and the U.S. State Department, and similar applicable laws, regulations and directives imposed or enforced by the United Nations Security Council, European Union, United Kingdom and Australia.

“Ascend Notes” means the convertible notes of the Company issued on January 14, 2025 and maturing August 15, 2028, issued in connection with the Amended and Restated Note Purchase Agreement.

“Ascend Purchase Price” shall mean $2,500,000 less the aggregate purchase price (if any) actually paid at or prior to the Closing by any Affiliates of Ascend pursuant to Section 2 of this Agreement.

“Ascend Subscription Shares” shall mean the number of shares of common stock of the Company (the “Common Stock”) equal to the Ascend Purchase Price divided by the Per Share Purchase Price, rounded to the nearest whole number.

“Ascend Subscription Warrants” shall mean warrants to purchase the number of shares of Common Stock equal to $10 million divided by the Per Share Purchase Price, rounded to the nearest whole number, which warrants shall have a term of exercise equal to one year from the initial exercise date, in a private placement, and will be represented by a common stock purchase warrant in the form attached to the Restructuring Support Agreement.

“Ascend Warrant Shares” shall mean the shares of Common Stock issuable upon exercise of the Ascend Subscription Warrants.

“BEP Notes” means the convertible notes of the Company issued on January 14, 2025 and maturing August 15, 2028, issued in connection with the Amended and Restated Note Purchase Agreement.

“BEP Purchase Price” shall mean $2,500,000 less the aggregate purchase price (if any) actually paid at or prior to the Closing by any Affiliates of BEP pursuant to Section 2 of this Agreement.

“BEP Subscription Shares” shall mean the number of shares of Common Stock equal to the BEP Purchase Price divided by the Per Share Purchase Price, rounded to the nearest whole number.

“BEP Subscription Warrants” shall mean warrants to purchase the number of shares of Common Stock equal to $10 million divided by the Per Share Purchase Price, rounded to the

2

nearest whole number, which warrants shall have a term of exercise equal to one year from the initial exercise date, in a private placement, and will be represented by a common stock purchase warrant in the form attached to the Restructuring Support Agreement.

“BEP Warrant Shares” shall mean the shares of Common Stock issuable upon exercise of the BEP Subscription Warrants.

“Blocked Person” is any Person: (a) listed in the annex to, or is otherwise the subject of Executive Order No. 13224; (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (c) a Person with which any party is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224; or (e) a Person that is named on any OFAC List or other similar list.

“Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state of New York.

“Closing Date” the date on which Closing occurs.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made under the Code, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agreement” means the Exchange Agreement, dated January 14, 2025, by and among the Company and the Subscribers.

“Fort Cady Borate Project” means the Company’s mining project in San Bernardino County, California, as described in the Company SEC Documents.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government (including any supra-national bodies such as the

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European Union or the European Central Bank), any securities exchange and any self-regulatory organization.

“Intellectual Property” means all the right, title and interest of the Company or any of its Subsidiaries in and to the following: (a) its Copyrights, Trademarks and Patents; (b) any and all trade secrets, trade secret rights and corresponding rights in confidential information and other non-public or proprietary information (whether or not patentable), including, without limitation, any rights to unpatented inventions, know-how, operating manuals; ideas, formulas, compositions, inventor’s notes, discoveries and improvements, manufacturing and production processes and techniques, testing information, research and development information, invention disclosures, unpatented blueprints, drawings, specifications, designs, plans, proposals and technical data, business and marketing plans, market surveys, market know-how and customer lists and information; (c) any and all Technology, including Software; (d) any and all design rights which may be available to the Company or any of its Subsidiaries; (e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and (f) any and all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made under the Code, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of any Person’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Knowledge” means to the “best of” the Company’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of the Responsible Officers.

“Law” means any federal, state, local, or foreign law (including common law), statute, code, ordinance, rule, regulation, order, ruling, or judgment, in each case, that is validly adopted, promulgated, issued, or entered by a governmental authority of competent jurisdiction (including the United States Bankruptcy Court).

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest, or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Material Adverse Effect” shall mean, with respect to any event, occurrence or condition, (a) a material adverse effect on the legality, validity or enforceability of this Agreement or the transactions contemplated by this Agreement, (b) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (c) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (other than as arising from, or relating to, the failure by the Subscribers or their respective Affiliates to perform their obligations under this Agreement); provided, however, that the determination of whether, there

4

has been or will be a Material Adverse Effect shall not include any event, circumstance, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) any change, or proposed change in, or change in the interpretation of, any Law or accounting rules, including GAAP; (ii) events or conditions generally affecting the industries or geographic areas in which the Company operates; (iii) general economic, financial, credit, or political conditions, including changes in the credit, debt, securities, financial markets in general; (iv) any geopolitical conditions, outbreak of hostilities, civil unrest or similar disorder, acts of war (whether or not declared), sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, any other natural or man-made disaster or acts of God, weather conditions, epidemics, pandemics and other force majeure events (including any escalation or general worsening thereof); (v) general changes in the price of the Company’s Common Stock or other securities; (vi) any actions required or permitted by the Amended and Restated Note Purchase Agreement, the Restructuring Support Agreement and transactions contemplated thereby, or any action taken, any failure to take action or such other changes or events, in each case, which the Company has consented to in writing, and any effect resulting therefrom; (vii) delay or failure in obtaining, or revocation of, franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority (including without limitation any delay or failure with respect to any authorization or modification to any permit with the US Environmental Protection Agency); (viii) any failure by the Company to meet any internal or published projections, forecasts, guidance, estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position; (ix) any effect attributable to the announcement or execution, pendency, negotiation or consummation of the Restructuring Support Agreement and the transactions contemplated thereby; or (x) any matters, facts, or disclosures set forth in the Company SEC Documents.

“Material Agreement” is any license, agreement or other contractual arrangement required to be disclosed (including amendments thereto) under regulations promulgated under the Securities Act or the Exchange Act, as may be amended; provided, however, that “Material Agreements” shall exclude all real estate leases and all employee or director compensation agreements, arrangements or plans, or any amendments thereto.

“Notes” shall mean the Ascend Notes and BEP Notes, collectively.

“OFAC” is the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” are, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, continuations-in-part, renewals, reissues, re-examination certificates, utility models, extensions and continuations-in-part of the same.

“Per Share Purchase Price” shall mean the lower of (i) $0.2920 per Subscription Share or (ii) the VWAP (as defined below) in respect of the five consecutive trading days ending upon the

5

close of trading of the primary trading session on the Nasdaq Stock Market LLC or other nationally-recognized exchange on the date immediately following the date of exchange of all of the convertible notes issued pursuant to the Amended and Restated Note Purchase Agreement for newly issued shares of Common Stock in accordance with the Exchange Agreement.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Principal Market” shall mean the Nasdaq Stock Market (including the Capital Market, Global Market and/or the Global Select Market).

“Purchase Price” shall mean the Ascend Purchase Price and BEP Purchase Price, collectively.

“Regulation D” shall mean the provisions of Regulation D promulgated under the Securities Act.

“Requirement of Law” shall mean as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” shall mean any of the President, Chief Executive Officer, Treasurer or Chief Financial Officer of the Company acting alone.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Software” means any and all (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source or object code; (b) databases and compilations in any form, including any and all data and collections of data, whether machine readable or otherwise; (c) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, including Internet web sites, web content and links, source code, object code, operating systems and specifications, data, databases, database management code, utilities, graphical user interfaces, menus, images, icons, forms, methods of processing, software engines, platforms, development tools, library functions, compilers, and data formats, all versions, updates, corrections, enhancements and modifications thereof, and (d) all related documentation, user manuals, training materials, developer notes, comments and annotations related to any of the foregoing.

“Solvent” means, with respect to any Person, that (a) the fair salable value of such Person’s consolidated assets exceeds the fair value of such Person’s liabilities, (b) the fair salable value of such Person’s consolidated property exceeds the fair value of such Person’s liabilities, (c) such Person is not left with unreasonably small capital giving effect to the transactions contemplated by this Agreement and the Transactions, and (d) such Person is able to pay its debts (including trade debts) as they become due (whether at maturity or otherwise) (without taking into account any forbearance and extensions related thereto).

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“Subscription Securities” shall mean the Subscription Shares and Subscription Warrants, collectively.

“Subscription Shares” shall mean the Ascend Subscription Shares and the BEP Subscription Shares, collectively.

“Subscription Warrants” shall mean the Ascend Subscription Warrants and the BEP Subscription Warrants, collectively.

“Subsidiary” is, with respect to any Person, any Person of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person or through one or more intermediaries.

“Taxes” means all present or future taxes, VAT, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Technology” means, collectively, all Software, information, designs, formulae, algorithms, procedures, methods, techniques, ideas, know-how, research and development, technical data, programs, subroutines, tools, materials, specifications, processes, inventions (whether patentable or unpatentable and whether or not reduced to practice), apparatus, creations, improvements, works of authorship and other similar materials, and all recordings, graphs, drawings, reports, analyses, and other writings, and other tangible embodiments of the foregoing, in any form whether or not specifically listed herein, and all related technology, that are used in, incorporated in, embodied in, displayed by or relate to, or are used in connection with the foregoing.

“Trademarks” means any trademarks, service mark rights, trade names and other identifiers indicating the business or source of goods or services, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of the Company and each of its Subsidiaries connected with and symbolized by such trademarks.

“VAT” means: (a) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and (b) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere, including, for the avoidance of doubt, the goods and services tax under the Australian A New Tax System (Goods and Services Tax) Act 1999.

“VWAP” means, for any period of determination, as reported by Bloomberg Financial Markets (or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation mutually and reasonably agreed upon by the parties in writing) the volume weighted average trading price per share of Common Stock at which the shares of Common Stock have traded as set forth on the on the Nasdaq Stock Market LLC or other nationally-recognized exchange for the period (calculated by dividing the aggregate trading price of all shares of Common Stock sold during the period by the aggregate number of shares of Common Stock sold during the period) expressed in U.S. Dollars.

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“Warrant” means a common stock purchase warrant in the form attached to this Agreement as Exhibit A.

“Warrant Shares” means the Ascend Warrant Shares and the BEP Warrant Shares, collectively.

2.
Subscription. Upon the terms, and subject to the conditions, of this Agreement, the Company shall issue and sell to the Subscribers, and the Subscribers shall, severally and not jointly, purchase the Subscription Securities from the Company, for the Purchase Price, as applicable. If a Subscriber allocates all or a portion of its respective commitment to subscribe for its portion of the Subscription Securities to any of its Affiliates pursuant to any subscription agreement entered into between the Company and such Affiliate prior to the Closing: (i) the number of Subscription Securities to be subscribed for by such Subscriber hereunder shall be reduced by such number of Subscription Securities subscribed for by such Affiliates of such Subscriber, as applicable; and (ii) the Purchase Price hereunder shall be reduced by the cash purchase price paid to the Company by such Affiliates of such Subscriber under such subscription agreement(s) at or prior to the Closing, as applicable.
3.
Closing; Delivery of Shares. The closing of the sale and purchase of the Subscription Securities (the “Closing”) is contingent upon the consummation of the Transactions. The Closing shall occur on the Business Day after the determination of the Per Share Purchase Price.
(a)
No later than 5:00 p.m. (Eastern time) on the Closing Date, each Subscriber shall pay to the Company the applicable Purchase Price in cash in immediately available funds to the bank account notified by the Company to each Subscriber in writing at least three Business Days prior to the Closing Date and transmit notification to the Company that such irrevocable funds transfer has been initiated. Substantially concurrently with the Closing, the Company (i) shall, or shall cause its transfer agent to, electronically deliver the Subscription Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under state or federal securities laws), in the name of each Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by each Subscriber, as applicable, or by such other means of delivery as may be mutually agreed upon by the parties hereto, and (ii) shall deliver a Warrant to the Subscriber. The Company shall deliver evidence from the Company’s transfer agent of the issuance to each Subscriber of the Subscription Shares (in book entry form) on and as of the Closing Date, as promptly as practicable after the Closing Date (and in any case, no later than the Business Day after the Closing Date).
(b)
Each of the Company and the Subscribers shall deliver to the other all documents, instruments and writings expressly required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated by this Agreement.
4.
Conditions to Closing of the Company. The Company’s obligations to sell and issue the Subscription Securities at the Closing are subject to the fulfilment or (to the extent permitted by any Requirement of Law) written waiver by the Company and the Subscribers, on or prior to the Closing Date, of each of the following conditions:

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(a)
Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority, Law, statute, rule or regulation enjoining or prohibiting the consummation of the transactions contemplated by this Agreement.
(b)
Transactions Closing. The Transactions shall have closed.
5.
Conditions to Closing of the Subscribers. Each Subscriber’s obligation to subscribe for and purchase the Subscription Securities at the Closing are subject to the fulfilment or (to the extent permitted by any Requirement of Law) written waiver by each Subscriber, on or prior to the Closing Date, of each of the following conditions:
(a)
Investor Rights and Registration Rights Agreement. The Company shall have executed and delivered counterpart signature pages to the Amended and Restated Investor Rights and Registration Rights Agreement in substantially the form set forth in the Restructuring Support Agreement.
(b)
Listing of Common Stock. The shares of Common Stock to be sold by the Company pursuant to this Agreement, including the Warrant Shares, shall have been approved for listing on the Principal Market, subject to official notice of issuance. There shall be no suspension of the qualification of the Common Stock for offering or sale or trading on the Principal Market and no initiation of any proceedings for any of such purposes or delisting, shall have occurred.
(c)
Accuracy of Fundamental Representations/Warranties. The representations and warranties in Sections 6(a), 6(b)(i) and 6(d) shall be true, accurate and complete in all respects on the Closing Date. The representations and warranties in Sections 6(b)(ii) and 6(b)(iii) shall be true, accurate and complete in all respects on the Closing Date except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(d)
Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority, Law, statute, rule or regulation enjoining or prohibiting the consummation of the transactions contemplated by this Agreement.
(e)
Transactions Closing. The Transactions shall have closed.
6.
Company Representations and Warranties. The Company represents and warrants to each Subscriber, as of the date hereof and as of the Closing Date, that:
(a)
Due Organization. The Company and each of its Subsidiaries is duly existing and in good standing in its jurisdictions of organization or formation. The Company and each of its Subsidiaries is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its businesses or its ownership of property requires that it be so qualified except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
(b)
Authorization; Power and Authority. The execution, delivery and performance by the Company of this Agreement has been duly authorized, and does not (i) conflict

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with the organizational documents of the Company or its Subsidiaries, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable thereto, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which the Company and its Subsidiaries, or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or governmental approval from, any Governmental Authority (except such governmental approvals which have already been obtained and are in full force and effect), or (v) constitute an event of default or material breach under any Material Agreement to which the Company or any of its Subsidiaries, or any of their respective properties, is bound.
(c)
No Default. Neither the Company nor any of its Subsidiaries is in default or material breach under any Material Agreement to which it is a party or by which it or any of its assets is bound in which such default could reasonably be expected to have a Material Adverse Effect.
(d)
Authorization. The Subscription Securities under this Agreement will be, when issued and delivered against payment therefor as provided herein, duly and validly authorized and issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights. As of the Closing Date, the Warrant Shares will have been duly reserved for issuance in an amount of duly authorized shares of Common Stock that is equal to the number of Warrant Shares issuable upon the initial exercise of the Warrants. The Company shall keep such number of shares of Common Stock as necessary to satisfy the exercise of the Warrants at all times reserved for issuance until the earlier of the exercise of the Warrants in full or the expiration of the Warrants in accordance with their respective terms. The Warrant Shares issued upon the exercise of any Warrant will be validly issued, fully paid and non-assessable. On the Closing Date, the Warrants will be duly authorized, and when executed and delivered by the Company, will constitute the valid and binding agreement of the Company and will be enforceable against the Company in accordance with their terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.
(e)
Subsidiaries’ Equity Interests. All of the issued ownership interests of each of the Subsidiaries of the Company are duly authorized and validly issued, fully paid, nonassessable, and directly owned by the Company or its applicable Subsidiary and are free and clear of all Liens (other than Permitted Liens (as defined in the Amended and Restated Note Purchase Agreement)) and not subject to any preemptive rights, rights of first refusal, option, warrant, call, subscription, and similar rights, other than as required by law.
(f)
No Australia Operations. Each of the Company and its Subsidiaries are not an Australian land corporation and does not carry on a national security business, as defined in the Foreign Acquisitions and Takeovers Act 1975 (Cth) and Foreign Acquisition and Takeovers Regulation 2015 (Cth), and does not hold any mining tenements (including exploration tenements) or mining project in Australia.

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(g)
Litigation. Except as otherwise set forth in the Company SEC Documents, there are no actions, suits, investigations, or proceedings pending or, to the Knowledge of the Responsible Officers, threatened in writing by or against the Company or any of its Subsidiaries involving more than $1,000,000.
(h)
No Broker’s Fees. None of the Company nor any of its Subsidiaries are party to any contract, agreement or understanding with any Person that would give rise to a valid claim against them or the Subscribers for a brokerage commission, finder’s fee or like payment in connection with this Agreement and the transactions contemplated by this Agreement (other than as disclosed in this Agreement).
(i)
Financial Statements; No Material Adverse Effect. All consolidated financial statements for the Company and its consolidated Subsidiaries, filed by it with the SEC fairly present, in conformity with GAAP, and in all material respects the consolidated financial condition of the Company and its consolidated Subsidiaries, and the consolidated results of operations of the Company and its consolidated Subsidiaries as of and for the dates presented. Except as otherwise set forth in the Company SEC Documents, since June 30, 2024, there has not been any Material Adverse Effect.
(j)
No General Solicitation. Neither the Company nor any of its Subsidiaries or any of their affiliates (as defined in Rule 501(b) of Regulation D) or any person or entity acting on its or their behalf has, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Subscription Securities in a manner that would require registration of the Subscription Securities under the Securities Act.
(k)
Accredited Investors. Neither the Company nor any of its Subsidiaries has offered or sold any of the Subscription Securities to any person or entity whom it does not reasonably believe is an “accredited investor” (as defined in Rule 501(a) of Regulation D).
(l)
Solvency. The Company and each of its Subsidiaries, when taken as a whole, upon consummation of the transactions contemplated by this Agreement will be Solvent.
(m)
No Registration Required. Assuming the accuracy of the representations and warranties of each Subscriber contained in Section 7(b), the issuance and sale of the Subscription Securities pursuant to this Agreement is exempt from the registration requirements of the Securities Act, and neither the Company nor, to the knowledge of the Company, any authorized representative or other agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.
(n)
SEC Reports. Except for the Company’s Form 10-K/A filed with the Commission on October 31, 2022, all forms, registration statements, reports, schedules and statements filed or required to be filed by the Company under the Exchange Act or the Securities Act (all such documents, including the exhibits thereto, collectively the “Company SEC Documents”) have been filed with the SEC on a timely basis. The Company SEC Documents, including, without limitation, any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Company Financial Statements”), at the time filed (or in the

11

case of registration statements, solely on the dates of effectiveness) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) complied as to form in all material respects with the applicable requirements of the Exchange Act and/or the Securities Act, as the case may be, (iii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (iv) with respect to the Company Financial Statements, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Regulation S-X), and (v) with respect to the Company Financial Statements, fairly present (subject in the case of unaudited statements to normal and recurring audit adjustments) in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. PricewaterhouseCoopers LLP is an independent registered public accounting firm with respect to the Company and has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
(o)
Internal Controls. The Company has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s outside auditors and the audit committee of the Board of Directors (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
(p)
Disclosure Controls and Procedures. The Company has established and maintains, and at all times since March 15, 2022, except as disclosed in the Company SEC Documents as of the date hereof, has maintained, disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) that are (i) designed to provide reasonable assurance that material information relating to the Company, including its Subsidiaries, that is required to be disclosed by the Company in the reports that it furnishes or files under the Exchange Act is reported within the time periods specified in the rules and forms of the SEC and that such material information is communicated to the Company’s management to allow timely decisions regarding required disclosure and (ii) sufficient to provide reasonable assurance that (A) transactions are executed in accordance with the Company management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, consistently applied, and to maintain accountability for assets, (C) access to assets is permitted only in accordance with the Company management’s general or specific authorization and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no “significant deficiencies” or “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s internal controls over, and procedures relating to, financial reporting which would reasonably be

12

expected to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated. Since March 15, 2022, except as disclosed in the Company SEC Documents as of the date hereof, there has not been any fraud, whether or not material, that involves management or other employees of the Company or any of its Subsidiaries who have a significant role in the Company’s internal controls over financial reporting. As of the date of this Agreement, to the knowledge of the Company, there is no reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.
(q)
Regulatory Compliance. Neither the Company nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither the Company nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). The Company and each of its Subsidiaries has complied in all material respects with the Federal Fair Labor Standards Act. Neither the Company nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither the Company nor any of its Subsidiaries has violated any laws, order, ordinances or rules, the violation of which could reasonably be expected to have a Material Adverse Effect. Neither the Company’s nor any of its Subsidiaries’ properties or assets has been used by the Company or such Subsidiary or, to the Company’s Knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with material applicable laws. The Company and each of its Subsidiaries has obtained all material consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

None of the Company, any of its Subsidiaries, or any of the Company’s or its Subsidiaries’ Affiliates or any of their respective directors, officers, employees, or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law or Anti-Corruption Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law or Anti-Corruption Law, or (iii) is a Blocked Person. None of the Company, any of its Subsidiaries, or to the Knowledge of the Company and any of their Affiliates, any of their respective directors, officers, employees, or agents, acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law. The Company, its Subsidiaries and Affiliates, and to the Knowledge of the Company each of their respective directors, officers, employees, or agents are and have been in compliance with all applicable Anti-Terrorism Laws and Anti-Corruption Laws.

13

(r)
Investments. Neither the Company nor any of its Subsidiaries owns any stock, shares, partnership interests or other equity securities except for Permitted Investments (as defined in the Amended and Restated Note Purchase Agreement).
(s)
Tax Returns and Payments. The Company and each of its Subsidiaries have timely filed all required material tax returns and reports (or extensions thereof), and the Company and each of its Subsidiaries, have timely paid all material foreign, federal, state, and local Taxes, assessments, deposits and contributions owed by the Company and such Subsidiaries in an amount greater than $200,000, in all jurisdictions in which the Company or any such Subsidiary is subject to Taxes, including the United States and Australia, unless such Taxes are being contested in accordance with the next sentence. The Company and each of its Subsidiaries, may defer payment of any contested Taxes, provided that the Company or such Subsidiary (i) in good faith contests its obligation to pay the Taxes by appropriate proceedings promptly and diligently instituted and conducted; (ii) maintains adequate reserves or other appropriate provisions on its books in accordance with GAAP. Neither the Company nor any of its Subsidiaries is aware of any claims or adjustments proposed for any of the Company’s or such Subsidiary’s, prior Tax years which could result in additional Taxes in an amount greater than $200,000 becoming due and payable by the Company or its Subsidiaries.
(t)
Pension Contributions. The Company and each of its Subsidiaries have paid all material amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and neither the Company nor any of its Subsidiaries has, withdrawn from participation in, has permitted partial or complete termination of, or has permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of the Company or its Subsidiaries, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority.
(u)
Full Disclosure. No written representation, warranty or other statement of the Company or any of its Subsidiaries in any certificate or written statement, when taken as a whole, given to the Subscribers, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to the Subscribers, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized that projections and forecasts provided by the Company in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).
(v)
Title Ownership. Each of the Company and its Subsidiaries has good and marketable title to, or valid leasehold interest in, all of its real and personal property material to the operation of its business (including for the avoidance of doubt, all surface properties and associated mineral rights for the Fort Cady Borate Project), free and clear of Liens prohibited by this Agreement. All Inventory and Equipment is in all material respects of good and marketable quality, free from material defects.

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(w)
Intellectual Property. The Company and its Subsidiaries are the sole owner of the Intellectual Property each respectively purports to own, free and clear of all Liens other than Permitted Liens (as defined in the Amended and Restated Note Purchase Agreement) and non-exclusive licenses for off-the-shelf software that are commercially available to the public. Each employee and contractor of the Company and its Subsidiaries involved in development or creation of any material Intellectual Property has assigned any and all inventions and ideas of such Person in and to such Intellectual Property to the Company or such Subsidiary, except where failure to do so could not reasonably be expected to have a Material Adverse Effect, in each case individually or in the aggregate. No settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by the Company or any of its Subsidiaries or exist to which the Company or any of its Subsidiaries is bound that adversely affect its rights to own or use any Intellectual Property except as could not be reasonably expected to result in a Material Adverse Effect, in each case individually or in the aggregate.
(x)
Enforceability. This Agreement has been duly authorized by the Company and, upon the consummation of the transactions contemplated by this Agreement, shall constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with the terms of this Agreement, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(y)
Environmental Matters. The Company and its Subsidiaries are and have been in compliance with all laws (including common law), statutes, rules, regulations, ordinances, judgements, orders, or decrees relating to public or worker health and safety (to the extent relating to exposure to any toxic or hazardous substances, materials, or wastes), pollution or protection of the environment or natural resources (“Environmental Laws”) and all permits, licenses, certificates, authorizations, and other approvals required under Environmental Laws, unless the failure to do so has not resulted or would not result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have received any written notice of any violation of, or liability under, any Environmental Law, the subject of which is unresolved, and there are no pending, or to the Company’s knowledge, threatened actions suits, investigations, or proceedings relating to a violation of, or liability under, Environmental Laws that has resulted or, if adversely determined, would, individually or in the aggregate, result in a Material Adverse Effect. There has been no release, treatment, storage, disposal of, exposure of any Person to, or ownership or operation of any contaminated by, any toxic or hazardous materials, substances, or wastes, in each case as has given or would give rise to liability of the Company or its Subsidiaries under Environmental Law, in each case that has resulted or would, individually or in the aggregate, result in a Material Adverse Effect.
(z)
No Suspension of Trading in or Delisting of Common Stock. The Common Stock is quoted for trading on the Principal Market. Except as disclosed in any Company SEC Document, the Company is not aware of any circumstances affecting the continued quotation of the Common Stock on the Principal Market and, has not received any written notice threatening the continued quotation of the Common Stock on the Principal Market.

15

7.
Subscriber Representations and Warranties. Each Subscriber, severally and not jointly, represents and warrants to the Company, as of the date hereof and as of the Closing Date, that:
(a)
Status. It is an entity duly organized, validly existing and in good standing under the laws of its state of formation or incorporation, as applicable, and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated by this Agreement and thereby have been duly authorized and require no other proceedings on its part. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments on behalf of the Subscriber or its shareholders. This Agreement has been duly executed and delivered by the Subscriber and, assuming the execution and delivery hereof and acceptance thereof by other parties, will constitute the legal, valid and binding obligations of the Subscriber, enforceable against it in accordance with its terms.
(b)
Nature of Investor.
(i)
The Subscriber is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D. The Subscriber is subscribing for the Subscription Securities and any Warrant Shares, as applicable, for its own account and not with a view to any resale or distribution thereof. The Subscriber agrees to furnish any additional information requested by the Company or any of its Affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Subscription Securities and any Warrant Shares, as applicable.
(ii)
The Subscriber (A) is a sophisticated investor with the knowledge and experience in business and financial matters to enable such Subscriber to independently evaluate the merits and risks, both in general and with regard to all transactions and investment strategies involving a security or securities and (B) has exercised independent judgment in evaluating its participation in the purchase of the Subscription Securities and any Warrant Shares, as applicable. Further, the Subscriber is able to bear the economic risk and lack of liquidity of an investment in the Company and the risk of loss of its entire investment in the Company.
(iii)
The Subscriber or its representatives have been furnished with materials relating to the business, finances and operations of the Company and relating to the offer and sale of the Subscription Securities, as applicable, that have been requested by such Subscriber. The Subscriber or its representatives has been afforded the opportunity to ask questions of the Company or its representatives. Neither such inquiries nor any other due diligence investigations conducted at any time by the Subscriber or its representatives shall modify, amend or affect such Subscriber’s right (A) to rely on the Company’s representations and warranties contained in Section 6 above or (B) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. The Subscriber understands and acknowledges that its purchase of the Subscription Securities and any Warrant Shares, as applicable, involves a high degree of risk and uncertainty. The Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in

16

the Subscription Securities and any Warrant Shares, as applicable. The Subscriber acknowledges that this Agreement and the Warrant is the result of arm’s-length negotiations between the Company and such Subscriber.
(c)
No Public Offering. The Subscriber understands that the Subscription Securities and any Warrant Shares, as applicable, are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the offer and sale of such Subscription Securities and any Warrant Shares have not been registered under the Securities Act. The Subscriber understands that the Subscription Securities and any Warrant Shares, as applicable, may not be resold, transferred, pledged or otherwise disposed of by such Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any book entries representing such Subscription Securities and any Warrant Shares shall contain a legend to such effect. The Subscriber understands and agrees that the Subscription Securities and any Warrant Shares, as applicable, will be subject to the foregoing transfer restrictions and, as a result, such Subscriber may not be able to readily resell its Subscription Securities and any Warrant Shares and may be required to bear the financial risk of an investment in such Subscription Securities and any Warrant Shares for an indefinite period of time. The Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of its Subscription Securities or Warrant Shares.
(d)
Reliance Upon such Purchaser’s Representations and Warranties. The Subscriber understands and acknowledges that the Subscription Securities and any Warrant Shares, as applicable, are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws, and that the Company is relying in part upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in (i) concluding that the issuance and sale of the Subscription Securities and any Warrant Shares, as applicable, is a “private offering” and, as such, is exempt from the registration requirements of the Securities Act, and (ii) determining the applicability of such exemptions and the suitability of such Subscriber to purchase the Subscription Securities and any Warrant Shares, as applicable.
(e)
Sanctions. The Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively, “OFAC Lists”), (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, one or more persons that are named on the OFAC Lists; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (each, a “Prohibited Investor”). The Subscriber agrees to provide law enforcement agencies,

17

if requested thereby, such records as required by applicable law, provided that such Subscriber is permitted to do so under applicable law. The Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), such Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC Lists. The Subscriber further represents and warrants that, to the extent required by applicable law, such Subscriber maintains policies and procedures reasonably designed to ensure that the funds held by such Subscriber and used to purchase the Subscription Securities, as applicable, were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.
8.
Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) such date and time as the Restructuring Support Agreement is validly terminated in accordance with its terms, or (ii) upon the mutual written agreement of each of the parties hereto to terminate this Agreement, provided that nothing herein shall be deemed to release any party from any liability for any breach under this Agreement. For the avoidance of doubt, if any valid termination of this Agreement occurs or if the Company fails to perform its obligations in Section 3(a), in each case, after the payment by a Subscriber of the Purchase Price for the Subscription Securities, as applicable, the Company shall promptly (but not later than one Business Day thereafter) return such Purchase Price to such Subscriber without any deduction for or on account of any tax, withholding, charges or set-off.
9.
Transferability. Except as expressly provided in this Agreement, the rights and obligations of the Subscribers under this Agreement shall not be transferable or assignable by any Subscriber to any Person that is not a Subscriber without the written consent of the Company. The rights and obligations of the Company under this Agreement shall not be transferable or assignable by the Company to any other Person.
10.
Further Assurance. Subject to the other terms of this Agreement, the parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably appropriate or necessary, from time to time, in order to consummate the transactions contemplated by this Agreement, as applicable.
11.
Complete Agreement. Except as otherwise explicitly provided herein and without limiting the Restructuring Support Agreement and the transactions contemplated thereby, this Agreement and the Warrant constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, among the Parties with respect thereto.
12.
GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN

18

ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. The parties agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County, New York and the United States District Court of the Southern District of New York, sitting in New York, New York, for the adjudication of any civil action asserted pursuant to this Agreement.
13.
TRIAL BY JURY WAIVER. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
14.
Execution of Agreement. This Agreement may be executed and delivered in any number of counterparts and by way of electronic signature and delivery (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com), each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. Except as expressly provided in this Agreement, each individual executing this Agreement on behalf of a Party has been duly authorized and empowered to execute and deliver this Agreement on behalf of said Party.
15.
Rules of Construction. This Agreement is the product of negotiations among the parties, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any party by reason of that party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof. Each party was represented by counsel during the negotiations and drafting of this Agreement and continue to be represented by counsel. Furthermore, this Agreement supersedes all prior understandings, whether written or oral, among the parties hereto with respect to the Transactions and sets forth the entire understanding of the parties hereto with respect thereto; provided, however, that this Agreement shall not supersede any other documents or agreements relating to the transactions contemplated by the Restructuring Support Agreement. All references in this Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof.
16.
Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties and their respective successors and permitted assigns, as applicable. There are no third party beneficiaries under this Agreement, and the rights or obligations of any party under this Agreement may not be assigned, delegated, or transferred to any other person or entity.
17.
Notices. All notices, consents, waivers and other communications hereunder shall be deemed given if in writing and delivered, by electronic mail, courier, or registered or certified mail (return receipt requested), to the following addresses (or at such other addresses as shall be specified by like notice). Any notice given by delivery, mail, or courier shall be effective when received.

19

If to the Company, to:

5E Advanced Materials, Inc.

9329 Mariposa Road, Suite 210

Hesperia, California 92344

Attention: Paul Weibel

E-mail: pweibel@5eadvancedmaterials.com

With a copy (which shall not constitute notice or delivery of process) to:

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, California 92626

Attention: Drew Capurro

E-mail: drew.capurro@lw.com

If to Ascend:

Ascend Global Investment Fund SPC for and on behalf of Strategic SP

1 Kim Seng Promenade

#10-01 East Tower

Great World City

Singapore 237994

Attention: Mulyadi Tjandra and Michelle Tanuwidjaja

E-mail: muljadi.tjandra@ascendcapitals.com, michelle.tanuwidjaja@ascendcapitals.com

With a copy (which shall not constitute notice or delivery of process) to:

Mehigan LLP

30 Cecil Street

#24-01 Prudential Tower

Singapore 047912

Attention: bmehigan@mehiganllp.com / dko@mehiganllp.com and

If to BEP:

BEP Special Situations IV LLC

300 Crescent Court, Suite 1860

Dallas, Texas 75201

Attention: Jonathan Siegler

E-mail: jasiegler@bluescapegroup.com

With a copy (which shall not constitute notice or delivery of process) to:

Kirkland & Ellis LLP

20

601 Lexington Avenue
New York, New York 10022
Attn: Brian E. Schartz, P.C., Allyson B. Smith
Email: brian.schartz@kirkland.com

allyson.smith@kirkland.com

and

Kirkland & Ellis LLP

609 Main Street

Houston, Texas 77002

Attn: Julian J. Seiguer, P.C., Jhett R. Nelson, P.C., Billy Vranish, Shan A. Khan

Email: julian.seiguer@kirkland.com

jhett.nelson@kirkland.com

billy.vranish@kirkland.com

shan.khan@kirkland.com

18.
Fees and Expenses. The Company shall, and shall procure that the Company Parties shall, pay and reimburse all reasonable and documented fees and expenses when due incident to the performance of its obligations hereunder, including, but not limited to (i) the issuance and delivery of the Subscription Securities and any Warrant Shares, (ii) all fees and disbursements of the Company’s counsel, (iii) all fees and disbursements of each Subscriber’s counsel, (iv) any opinions from the Company’s counsel required to effect the resale of the Subscription Securities and any Warrant Shares by each Subscriber under applicable securities laws and (v) the fees and expenses incurred in connection with the listing or qualification of the Subscription Securities and any Warrant Shares for trading on the Principal Market.
19.
Amendments and Waivers. This Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the parties hereto.
20.
Specific Performance. It is understood and agreed by the parties that money damages would be an insufficient remedy for any breach of this Agreement by any party, and each non-breaching party shall be entitled to specific performance and injunctive or other equitable relief (without the posting of any bond and without proof of actual damages) as a remedy of any such breach. Each party hereby agrees that its right to specific performance as set forth in Section 20 of this Agreement shall be its sole and exclusive remedy with respect to any breach by any other party of this Agreement and that it may not seek or accept any other form of relief that may be available for any such breach of this Agreement (including monetary, punitive, indirect, special, consequential and/or any other damages or remedies).
21.
Indemnification. The Company shall defend, protect, indemnify and hold harmless each of the Subscribers and their respective directors, officers, employees, consultants, agents, attorneys, or any other person affiliated with or representing each Subscriber and such person (each, an “Indemnified Person”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Indemnified Person is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’

21

fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnified Person as a result of, or arising out of, or relating to any material misrepresentation or breach of any representation or warranty made by the Company in this Agreement, except for actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses directly caused by such Indemnified Person’s gross negligence or willful misconduct, in each case, as determined by a court of competent jurisdiction by final and non-appealable judgment.
22.
Several, Not Joint, Claims. Except where otherwise specified, the agreements, representations, warranties, and obligations of the parties under this Agreement are, in all respects, several and not joint.
23.
Severability and Construction. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect if essential terms and conditions of this Agreement for each party remain valid, binding, and enforceable.
24.
Remedies Cumulative. Subject to Section 20, all rights, powers, and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power, or remedy thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power, or remedy by such party.
25.
Survival. Notwithstanding anything in this Agreement to the contrary, the provisions that are required to be performed following the Closing shall survive in accordance with their respective terms, and if no term is specified, then for sixty (60) days following the expiration of the applicable statute of limitations (giving effect to any waiver, mitigation or extension thereof).
26.
Email Consents. Where a written consent, acceptance, approval, or waiver is required pursuant to or contemplated by this Agreement, such written consent, acceptance, approval, or waiver shall be deemed to have occurred if, by agreement between counsel to the Parties submitting and receiving such consent, acceptance, approval, or waiver, it is conveyed in writing (including electronic mail) between each such counsel without representations or warranties of any kind on behalf of such counsel.

[Signature page follows]

22

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

5E ADVANCED MATERIALS, INC.

By:	/s/ Paul Weibel
Name:	Paul Weibel
Title:	Chief Executive Officer

BEP SPECIAL SITUATIONS IV LLC
By:	/s/ Jonathan Siegler
Name:	Jonathan Siegler
Title:	Managing Director and Chief Financial Officer

ASCEND GLOBAL INVESTMENT FUND SPC FOR AND ON BEHALF OF STRATEGIC SP

By:	/s/ Mulyadi Tjandra
Name:	Mulyadi Tjandra
Title:	Director

MERIDIAN INVESTMENTS CORPORATION

By:	/s/ Mulyadi Tjandra
Name:	Mulyadi Tjandra
Title:	Director

[Signature Page to Securities Subscription Agreement]

EXHIBIT D

Plan

IN THE UNITED STATES BANKRUPTCY COURT
FOR the district of delaware

)
In re:	)	Chapter 11
)
5E ADVANCED MATERIALS, INC., et al.,[1]	)	Case No. 25-_____ (___)
)
Debtors.	)	(Joint Administration Requested)
)

JOINT CHAPTER 11 PLAN OF REORGANIZATION OF

5E ADVANCED MATERIALS, INC. AND ITS DEBTOR AFFILIATES

THIS CHAPTER 11 PLAN IS BEING SOLICITED FOR ACCEPTANCE OR REJECTION IN ACCORDANCE WITH BANKRUPTCY CODE SECTION 1125 AND WITHIN THE MEANING OF BANKRUPTCY CODE SECTION 1126. THIS CHAPTER 11 PLAN WILL BE SUBMITTED TO THE BANKRUPTCY COURT FOR APPROVAL FOLLOWING SOLICITATION AND THE DEBTORS’ FILING FOR CHAPTER 11 BANKRUPTCY.

[  ] (pro hac vice pending)	Laura Davis Jones (DE Bar No. 2436)
[  ] (pro hac vice pending)	Timothy P. Cairns (DE Bar No. 4228)

LATHAM & WATKINS LLP	PACHULSKI STANG ZIEHL & JONES LLP
[ADDRESS]	919 North Market Street, 17th Floor
[CITY, STATE ZIP]	P.O. Box 8705
Telephone: (___) ___-____	Wilmington, Delaware 19899-8705 (Courier 19801)
Facsimile: (___) ___-____	Telephone: (302) 652-4100
Email: [  ]	Facsimile: (302) 652-4400
[  ]	Email: ljones@pszjlaw.com
tcairns@pszjlaw.com
- and -

Proposed Co-Counsel to the Debtors and	Proposed Co-Counsel to the Debtors and
Debtors in Possession	Debtors in Possession

Dated: [  ], 2025

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number are: 5E Advanced Materials, Inc. ([  ]); 5E Boron Americas, LLC ([  ]); American Pacific Borates Pty Ltd. ([  ]); and [  ] ([  ]). The location of the Debtors’ service address in these chapter 11 cases is [  ].

Article I. DEFINED TERMS, RULES OF INTERPRETATION, COMPUTATION OF TIME, and governing law 1

A. Defined Terms. 1

B. Rules of Interpretation. 13

C. Computation of Time. 14

D. Governing Law. 14

E. Reference to Monetary Figures. 14

F. Reference to the Debtors or the Reorganized Debtors. 14

G. Controlling Document. 14

H. Consent Rights. 14

Article II. ADMINISTRATIVE CLAIMS AND PRIORITY CLAIMS 15

A. Administrative Claims. 15

B. DIP Claims. 15

C. Professional Claims. 15

D. Priority Tax Claims. 16

Article III. CLASSIFICATION AND TREATMENt oF CLAIMS AND INTERESTS 16

A. Classification of Claims and Interests. 16

B. Treatment of Claims and Interests. 17

C. Special Provision Governing Unimpaired Claims. 20

D. Elimination of Vacant Classes. 20

E. Voting Classes, Presumed Acceptance by Non-Voting Classes. 20

F. Intercompany Interests. 20

G. Confirmation Pursuant to Sections 1129(a)(10) and 1129(b) of the Bankruptcy Code. 20

H. Controversy Concerning Impairment. 21

I. Subordinated Claims. 21

Article IV. MEANS FOR IMPLEMENTATION OF THE PLAN 21

A. General Settlement of Claims and Interests. 21

B. Restructuring Transactions. 21

C. Reorganized Debtors. 22

D. Sources of Consideration for Plan Distributions. 22

E. Holders of Working and Similar Interests. 24

F. Corporate Existence. 24

G. Vesting of Assets in the Reorganized Debtors. 24

H. Cancellation of Existing Securities and Agreements. 25

I. Corporate Action. 25

J. New Organizational Documents. 25

K. Indemnification Provisions in Organizational Documents. 26

L. Directors, Managers, and Officers of the Reorganized Debtors. 26

M. Effectuating Documents; Further Transactions. 26

N. Section 1146 Exemption. 26

O. Director and Officer Liability Insurance. 27

P. Management Incentive Plan. 27

Q. Employee and Retiree Benefits. 27

R. Preservation of Causes of Action. 27

S. Indenture Trustee Expenses 28

Article V. TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES 28

A. Assumption and Rejection of Executory Contracts and Unexpired Leases. 28

B. Claims Based on Rejection of Executory Contracts or Unexpired Leases. 28

C. Cure of Defaults for Assumed Executory Contracts and Unexpired Leases. 29

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D. Preexisting Obligations to the Debtors Under Executory Contracts and Unexpired Leases. 29

E. Insurance Policies. 30

F. Reservation of Rights. 30

G. Nonoccurrence of Effective Date. 30

H. Employee Compensation and Benefits. 30

I. Contracts and Leases Entered Into After the Petition Date. 31

Article VI. PROVISIONS GOVERNING DISTRIBUTIONS 31

A. Distributions on Account of Claims Allowed as of the Effective Date. 31

B. Disbursing Agent. 31

C. Rights and Powers of Disbursing Agent. 31

D. Delivery of Distributions and Undeliverable or Unclaimed Distributions. 32

E. Manner of Payment. 32

F. Exemption from Registration Requirements. 32

G. Compliance with Tax Requirements. 33

H. Allocations. 33

I. No Postpetition Interest on Claims. 33

J. Foreign Currency Exchange Rate. 33

K. Setoffs and Recoupment. 33

L. Claims Paid or Payable by Third Parties. 34

Article VII. PROCEDURES FOR RESOLVING CONTINGENT, UNLIQUIDATED, AND DISPUTED CLAIMS 34

A. Disputed Claims Process. 34

B. Allowance of Claims. 35

C. Claims Administration Responsibilities. 35

D. Adjustment to Claims or Interests without Objection. 35

E. Disallowance of Claims or Interests. 35

F. No Distributions Pending Allowance. 36

G. Distributions After Allowance. 36

Article VIII. SETTLEMENT, RELEASE, INJUNCTION, AND RELATED PROVISIONS 36

A. Discharge of Claims and Termination of Interests. 36

B. Release of Liens. 36

C. Releases by the Debtors. 37

D. Releases by the Releasing Parties. 38

E. Exculpation. 38

F. Injunction. 39

G. Protections Against Discriminatory Treatment. 39

H. Document Retention. 39

I. Reimbursement or Contribution. 40

Article IX. CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF THE PLAN 40

A. Conditions Precedent to the Effective Date. 40

B. Waiver of Conditions. 41

C. Effect of Failure of Conditions. 41

D. Substantial Consummation 41

Article X. MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN 41

A. Modification and Amendments. 41

B. Effect of Confirmation on Modifications. 42

C. Revocation or Withdrawal of Plan. 42

Article XI. RETENTION OF JURISDICTION 42

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Article XII. MISCELLANEOUS PROVISIONS 44

A. Immediate Binding Effect. 44

B. Additional Documents. 44

C. Payment of Statutory Fees. 44

D. Statutory Committee and Cessation of Fee and Expense Payment. 44

E. Reservation of Rights. 44

F. Successors and Assigns. 44

G. Notices. 45

H. Term of Injunctions or Stays. 46

I. Entire Agreement. 46

J. Exhibits. 46

K. Nonseverability of Plan Provisions. 46

L. Votes Solicited in Good Faith. 46

M. Closing of Chapter 11 Cases. 47

N. Waiver or Estoppel. 47

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INTRODUCTION

5E Advanced Materials, Inc., 5E Boron Americas, LLC, American Pacific Borates Pty Ltd., and [  ] propose this joint prepackaged chapter 11 plan of reorganization (the “Plan”) for the resolution of the outstanding Claims against, and Interests in, the Debtors. Although proposed jointly for administrative purposes, the Plan constitutes a separate Plan for each Debtor. Holders of Claims or Interests may refer to the Disclosure Statement for a discussion of the Debtors’ history, businesses, assets, results of operations, and historical financial information, risk factors, a summary and analysis of this Plan, the Restructuring Transactions, and certain related matters. The Debtors are the proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code.

ALL HOLDERS OF CLAIMS, TO THE EXTENT APPLICABLE, ARE ENCOURAGED TO READ THE PLAN AND THE DISCLOSURE STATEMENT IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THE PLAN.

Article I.

DEFINED TERMS, RULES OF INTERPRETATION,
COMPUTATION OF TIME, and governing law
A.
Defined Terms.

As used in this Plan, capitalized terms have the meanings set forth below.

1.
“Administrative Claim” means a Claim for costs and expenses of administration of the Chapter 11 Cases pursuant to sections 327, 328, 330, 365, 503(b), 507(a), 507(b), or 1114(e)(2) of the Bankruptcy Code, including: (a) the actual and necessary costs and expenses of preserving the Estates and operating the businesses of the Debtors incurred on or after the Petition Date and through the Effective Date; (b) Allowed Professional Claims; and (c) all fees and charges assessed against the Estates under chapter 123 of the Judicial Code.
2.
“Affiliate” has the meaning set forth in section 101(2) of the Bankruptcy Code as if such entity was a debtor in a case under the Bankruptcy Code.
3.
“Allowed” means, with respect to a Claim, any Claim (or portion thereof) that (a) is not Disputed within the applicable period of time, if any, fixed by the Bankruptcy Code, the Bankruptcy Rules, or the Bankruptcy Court, (b) is allowed, compromised, settled, or otherwise resolved pursuant to the terms of the Plan, in any stipulation that is approved by a Final Order of the Bankruptcy Court, or pursuant to any contract, instrument, indenture, or other agreement entered into or assumed in connection herewith, or (c) has been allowed by a Final Order of the Bankruptcy Court. For the avoidance of doubt, (x) there is no requirement to file a Proof of Claim (or move the Bankruptcy Court for allowance) to have a Claim Allowed for the purposes of the Plan except as provided in Article V.B of this Plan, (y) the Debtors, in consultation with the Required Consenting Parties, may deem any Unimpaired Claim to be Allowed in an asserted amount for the purposes of the Plan, and (z) any Claim (or portion thereof) that has been disallowed pursuant to a Final Order shall not be an “Allowed” Claim.
4.
“Amended and Restated Note Purchase Agreement” means the amended and restated note purchase agreement dated as of January 18, 2024 (as modified, amended, or supplemented in accordance with the terms thereof) among 5E Advanced Materials, Inc. as issuer, certain subsidiaries of 5E Advanced Materials, Inc. as guarantors, BEP and Ascend as purchasers, and Alter Domus (US) LLC, as collateral agent, as may be amended, restated, supplemented, or otherwise modified from time to time.
5.
“Ascend” means, collectively, Ascend Global Investment Fund SPC for and on behalf of Strategic SPC and Meridian Investments Corporation.
6.
“Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101–1532, as amended from time to time.
7.
“Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware.

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8.
“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure promulgated under section 2075 of the Judicial Code and the general, local, and chambers rules of the Bankruptcy Court, each as amended from time to time.
9.
“BEP” means BEP Special Situations IV LLC.
10.
“Business Day” means any day other than a Saturday, Sunday, or other day on which the New York Stock Exchange or the Nasdaq Stock Market is closed for trading.
11.
“Cash” means cash in legal tender of the United States of America and cash equivalents, including bank deposits, checks, and other similar items.
12.
“Cause of Action” or “Causes of Action” means any claims, interests, damages, remedies, causes of action, demands, rights, actions, controversies, proceedings, agreements, suits, obligations, liabilities, accounts, defenses, offsets, powers, privileges, licenses, Liens, indemnities, guaranties, and franchises of any kind or character whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, contingent or non-contingent, liquidated or unliquidated, secured or unsecured, assertable, directly or derivatively, matured or unmatured, suspected or unsuspected, whether arising before, on, or after the Effective Date, in contract, tort, law, equity, or otherwise. Causes of Action also include: (a) all rights of setoff, counterclaim, or recoupment and claims under contracts or for breaches of duties imposed by law or in equity; (b) the right to object to or otherwise contest Claims or Interests; (c) claims pursuant to section 362 or chapter 5 of the Bankruptcy Code; (d) such claims and defenses as fraud, mistake, duress, and usury, and any other defenses set forth in section 558 of the Bankruptcy Code; and (e) any avoidance actions arising under chapter 5 of the Bankruptcy Code or under similar local, state, federal, or foreign statutes and common law, including fraudulent transfer laws.
13.
“Chapter 11 Cases” means (a) when used with reference to a particular Debtor, the case pending for that Debtor under chapter 11 of the Bankruptcy Code in the Bankruptcy Court and (b) when used with reference to all the Debtors, the procedurally consolidated chapter 11 cases pending for the Debtors in the Bankruptcy Court.
14.
“Claim” means any claim, as defined in section 101(5) of the Bankruptcy Code, against any of the Debtors.
15.
“Claims and Balloting Agent” means [  ], the notice, claims, and solicitation agent proposed to be retained by the Debtors in the Chapter 11 Cases.
16.
“Claims Register” means the official register of Claims maintained by the Claims and Balloting Agent.
17.
“Class” means a class of Claims or Interests as set forth in Article III hereof pursuant to section 1122(a) of the Bankruptcy Code.
18.
“CM/ECF” means the Bankruptcy Court’s Case Management and Electronic Case Filing system.
19.
“Committee” means the official committee of unsecured creditors, if any, appointed in the Chapter 11 Cases pursuant to section 1102(a) of the Bankruptcy Code.
20.
“Compensation and Benefits Programs” means all employment and severance agreements and policies, and all employment, compensation, and benefit plans, policies, workers’ compensation programs, savings plans, retirement plans, deferred compensation plans, supplemental executive retirement plans, healthcare plans, disability plans, severance benefit plans, incentive plans, life and accidental death and dismemberment insurance plans, and programs of the Debtors, and all amendments and modifications thereto, applicable to the Debtors’ employees, former employees, retirees, and non-employee directors and the employees, former employees and retirees of their subsidiaries, including all savings plans, retirement plans, health care plans, disability plans, severance benefit agreements, and plans, incentive plans, deferred compensation plans and life, accidental death, and dismemberment insurance plans.

2

21.
“Confirmation” means the Bankruptcy Court’s entry of the Confirmation Order on the docket of the Chapter 11 Cases, subject to all conditions specified in Article IX.A hereof having been (a) satisfied or (b) waived pursuant to Article IX.B hereof.
22.
“Confirmation Date” means the date upon which the Bankruptcy Court enters the Confirmation Order on the docket of the Chapter 11 Cases, within the meaning of Bankruptcy Rules 5003 and 9021.
23.
“Confirmation Hearing” means the hearing to be held by the Bankruptcy Court on confirmation of the Plan and approval of the Disclosure Statement, pursuant to Bankruptcy Rule 3020(b)(2) and sections 1128 and 1129 of the Bankruptcy Code, as such hearing may be continued from time to time.
24.
“Confirmation Order” means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code and approving the Disclosure Statement, which order shall be in form and substance acceptable to the Debtors and the Noteholders and reasonably acceptable to Ascend, and consistent in all material respects with the Restructuring Support Agreement.
25.
“Consenting Parties” means, collectively, the Noteholders that are signatories to the Restructuring Support Agreement.
26.
“Consummation” means the occurrence of the Effective Date.
27.
“Cure” means all amounts, including an amount of $0.00, required to cure any monetary defaults under any Executory Contract or Unexpired Lease (or such lesser amount as may be agreed upon by the parties under an Executory Contract or Unexpired Lease) that is to be assumed by the Debtors pursuant to sections 365 or 1123 of the Bankruptcy Code.
28.
“D&O Liability Insurance Policies” means all insurance policies of any of the Debtors for directors’, managers’, and officers’ liability existing as of the Petition Date (including any “tail policy”) and all agreements, documents, or instruments relating thereto.
29.
“Debtor” means collectively, each of the following: (a) 5E Advanced Materials, Inc.; (b) 5E Boron Americas, LLC; (c) American Pacific Borates Pty Ltd.; (d) [  ]; and (e) [  ].
30.
“Debtor Release” means the release set forth in Article VIII.C of this Plan.
31.
“Definitive Documents” means the definitive documents and agreements governing the Restructuring Transactions (including any related orders, agreements, instruments, schedules, or exhibits) that are contemplated by and referenced in the Plan (as amended, modified, or supplemented from time to time), and which documents and agreements shall be consistent in all material respects with the Restructuring Support Agreement and the definition of “Definitive Documents” set forth therein. For the avoidance of doubt, the New Organizational Documents are Definitive Documents.
32.
“DIP Agent” means, to the extent applicable, an Entity in its capacity as administrative agent under the DIP Credit Agreement, its successors, assigns, or any replacement agent appointed pursuant to the terms of the DIP Credit Agreement.
33.
“DIP Claim” means any Claim, including any New Money DIP Claim, held by the DIP Lenders or the DIP Agent arising under or relating to the DIP Credit Agreement or the DIP Orders, including any and all Claims for principal amounts outstanding, expenses, costs, interest paid in kind, and accrued but unpaid interest and fees arising under the DIP Credit Agreement.
34.
“DIP Credit Agreement” means, to the extent applicable, that certain debtor-in-possession credit agreement by and among the Debtors, the guarantors party thereto, the DIP Agent, and the DIP Lenders, as approved by the DIP Orders.

3

35.
“DIP Facility” means the debtor-in-possession credit facility entered into on the terms and conditions set forth in the DIP Credit Agreement, the DIP Facility Documents, and the DIP Orders, if the Debtors incur debtor-in-possession financing during the Chapter 11 Cases.
36.
“DIP Facility Documents” means, to the extent applicable, any notes, certificates, agreements, security agreements, documents, or instruments (including any amendments, restatements, supplements, or modifications of any of the foregoing) related to or executed in connection with the DIP Credit Agreement.
37.
“DIP Lenders” means, to the extent applicable, the lenders under the DIP Credit Agreement.
38.
“DIP Orders” means, collectively, to the extent applicable, the Interim DIP Order and the Final DIP Order.
39.
“Disbursing Agent” means the Reorganized Debtors or the Entity or Entities selected by the Debtors or the Reorganized Debtors, as applicable, to make or facilitate distributions pursuant to the Plan.
40.
“Disclosure Statement” means the disclosure statement for the Plan, including all exhibits and schedules thereto, to be approved by the Confirmation Order.
41.
“Disputed” means, as to a Claim, a Claim (or portion thereof) (a) that an objection to such Claim (or portion thereof) has been filed on or before the Effective Date; (b) for which a Proof of Claim is filed; or (c) that is not disallowed under the Plan, the Bankruptcy Code, or a Final Order, as applicable; provided that in no event shall a Claim or an Interest (or portion thereof) that is deemed Allowed pursuant to the Plan be a Disputed Claim.
42.
“Distribution Date” means, except as otherwise set forth herein and except for distributions to holders of public Securities, the date or dates determined by the Debtors or the Reorganized Debtors, on or after the Effective Date, with the first such date occurring on or as soon as is reasonably practicable after the Effective Date, upon which the Disbursing Agent shall make distributions to holders of Allowed Claims entitled to receive distributions under the Plan; provided, however, that distributions to holders of Allowed Notes Claims shall be made on the Effective Date.
43.
“Distribution Record Date” means, other than with respect to publicly held Securities, the record date for purposes of making distributions under the Plan on account of Allowed Claims, which date shall be the first day of the Confirmation Hearing, or such other date as designated in a Final Order of the Bankruptcy Court.
44.
“DTC” means the Depository Trust Company.
45.
“Effective Date” means the date on which all conditions precedent to the effectiveness of the Plan set forth in Article IX.A herein have been satisfied or waived in accordance with Article IX.B of the Plan.
46.
“Entity” has the meaning set forth in section 101(15) of the Bankruptcy Code.
47.
“Estate” means, as to each Debtor, the estate created for such Debtor in its Chapter 11 Case pursuant to section 541 of the Bankruptcy Code upon the commencement of such Debtor’s Chapter 11 Case.
48.
“Exculpated Party” means, collectively, and in each case in its capacity as such: (a) the Debtors; (b) any statutory committee appointed in the Chapter 11 Cases and each of its members; (c) each current and former Affiliate of each Entity in clause (a) through (c); and (d) each Related Party of each Entity in clause (a) through (c).
49.
“Executory Contract” means a contract to which one or more of the Debtors is a party and that is subject to assumption or rejection under section 365 or 1123 of the Bankruptcy Code.
50.
“FEAM” means 5E Advanced Materials, Inc.
51.
“Federal Judgment Rate” means the federal judgment rate in effect as of the Petition Date.

4

52.
“File,” “Filed,” or “Filing” means file, filed, or filing with the Bankruptcy Court or its authorized designee in the Chapter 11 Cases.
53.
“Final DIP Order” means, to the extent applicable, the Final Order approving the DIP Facility.
54.
“Final Order” means, as applicable, an order or judgment of the Bankruptcy Court or other court of competent jurisdiction with respect to the relevant subject matter that has not been reversed, stayed, modified, or amended, and as to which the time to appeal or seek certiorari has expired and no appeal or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been or may be filed has been resolved by the highest court to which the order or judgment could be appealed or from which certiorari could be sought or the new trial, re-argument, or rehearing shall have been denied, resulted in no modification of such order, or has otherwise been dismissed with prejudice.
55.
“General Unsecured Claim” means any Claim other than an Administrative Claim, a Professional Claim, a DIP Claim (as applicable), a Priority Tax Claim, an Other Secured Claim, an Other Priority Claim, an Intercompany Claim, or a Notes Claim.
56.
“Governmental Unit” has the meaning set forth in section 101(27) of the Bankruptcy Code.
57.
“Impaired” means, with respect to a Class of Claims or Interests, a Class of Claims or Interests that is impaired within the meaning of section 1124 of the Bankruptcy Code.
58.
“Indemnification Provisions” means each of the Debtors’ indemnification provisions currently in place, whether in the respective Debtors’ bylaws, certificates of incorporation, other formation documents, board resolutions, or contracts, for the current and former managers, directors, officers, employees, and agents of, or acting on behalf of, the Debtors.
59.
“Intercompany Claim” means any Claim against a Debtor held by another Debtor or a non-Debtor subsidiary.
60.
“Intercompany Interest” means any Interest in a Debtor, other than an Interest in FEAM, held by another Debtor or a non-Debtor subsidiary.
61.
“Interest” means any equity security (as defined in section 101(16) of the Bankruptcy Code) in any Debtor, including all issued, unissued, authorized, or outstanding shares of capital stock and any other common stock, preferred stock, limited liability company interests, and any other equity ownership, or profit interest of any Debtors, including all rights, options, warrants, stock appreciation rights, phantom stock rights, restricted stock units, redemption rights, repurchase rights, convertible, exercisable or exchangeable Securities or other agreements, arrangements or commitments of any character relating to, or whose value is related to, any such interest or other ownership interest in any Debtor whether or not arising under or in connection with any employment agreement and whether or not certificated, transferable, preferred, common, voting, or denominated “stock” or a similar security.
62.
“Interim DIP Order” means, to the extent applicable, the interim order approving the DIP Facility.
63.
“Judicial Code” means title 28 of the United States Code, 28 U.S.C. §§ 1–4001, as amended from time to time.
64.
“Lien” has the meaning set forth in section 101(37) of the Bankruptcy Code.
65.
“Management Incentive Plan” means the management incentive plan, if any, that the Reorganized Debtors will implement on or after the Effective Date.
66.
“New Board” means the initial board of directors or managers of Reorganized FEAM, as determined by the Debtors, BEP, and Ascend, and consistent with the Restructuring Support Agreement.

5

67.
“New Bylaws” means, to the extent Reorganized FEAM is a corporation, those certain bylaws for Reorganized FEAM, in substantially the form to be Filed as part of the Plan Supplement, effective as of the Effective Date, to which all parties receiving New Equity (and all persons to whom such parties may sell or transfer their New Equity in the future and all persons who purchase or acquire the New Equity in future transactions) shall be required to become or shall be deemed parties, which shall be subject to the consent requirements set forth in the Restructuring Support Agreement.
68.
“New Equity” means common equity in Reorganized FEAM (a) to be issued on the Effective Date pursuant to the Plan and (b) as otherwise permitted to be issued pursuant to the New Organizational Documents of Reorganized FEAM.
69.
“New Equity DIP Claim Allocation” shall mean the New Equity issued on account of the DIP Claims (which shall include the complete principal amount plus any payment in kind interest as of the Effective Date).
70.
“New Equity Note Claim Allocation” shall mean the New Equity issued on account of the outstanding notional amount of the Notes (which shall include the complete principal amount plus any payment in kind) as of the Effective Date.
71.
“New Money DIP Claim” means any Claim held by the DIP Lenders or the DIP Agent on account of new money financing, arising under or relating to the DIP Credit Agreement or the DIP Orders, including any and all Claims for principal amounts outstanding, expenses, costs, interest paid in kind, and accrued but unpaid interest and fees arising under the DIP Credit Agreement.
72.
“New Organizational Documents” means the documents providing for corporate organization and governance of the Reorganized Debtors, including charters, bylaws, operating agreements, including, if applicable, the New Bylaws, or other organizational documents or shareholders’ agreements, as applicable, which shall be consistent with the Restructuring Support Agreement, this Plan, and section 1123(a)(6) of the Bankruptcy Code (as applicable); provided, that the applicable New Organizational Documents shall provide for Reorganized FEAM to be either a corporation or, alternatively, a limited liability company taxed as a corporation for federal and state income tax purposes, [shall provide for Reorganized FEAM to directly hold the shares of [________] and for [Australian intermediary subsidiary] to be dissolved under applicable law,] and shall be subject to the consent requirements set forth in the Restructuring Support Agreement, and the material terms of which shall be included in the Plan Supplement.
73.
“Noteholder” means a holder of Notes as of the Petition Date.
74.
“Notes” means the convertible notes of FEAM held by the Noteholders in connection with the Amended and Restated Note Purchase Agreement.
75.
“Notes Claim” means any Claim against a Debtor arising under, derived from, secured by, based on, or related to the Notes.
76.
“Other Priority Claim” means any Claim, other than an Administrative Claim, a Professional Claim, or a Priority Tax Claim, entitled to priority in right of payment under section 507(a) of the Bankruptcy Code.
77.
“Other Secured Claim” means any Secured Claim, other than a DIP Claim (as applicable), the reimbursement obligation for which is either secured by a Lien on collateral or is subject to a valid right of setoff pursuant to section 553 of the Bankruptcy Code.
78.
“Person” has the meaning set forth in section 101(41) of the Bankruptcy Code.
79.
“Petition Date” means the date on which the Debtors commenced the Chapter 11 Cases.
80.
“Plan Distribution” means a payment or distribution to holders of Allowed Claims or other eligible Entities under this Plan.

6

81.
“Plan Supplement” means the compilation of documents and forms of documents, agreements, schedules, and exhibits to the Plan, or the material terms thereof (in each case, as may be altered, amended, modified, or supplemented from time to time in accordance with the terms hereof and in accordance with the Bankruptcy Code and Bankruptcy Rules) to be Filed by the Debtors no later than seven (7) days before the commencement of the Confirmation Hearing or such later date as may be approved by the Bankruptcy Court on notice to parties in interest, which may include the following: (a) the New Organizational Documents; (b) to the extent known, the identities of the members of the New Board; (c) the Rejected Executory Contracts and Unexpired Leases Schedule; (d) the Schedule of Retained Causes of Action; and (e) the Restructuring Transactions Memorandum. The documents comprising the Plan Supplement shall be consistent with the terms of the Restructuring Support Agreement and the Plan. The Debtors shall have the right to alter, amend, modify, or supplement the documents contained in the Plan Supplement through the Effective Date consistent with the Plan and the Restructuring Support Agreement.
82.
“Priority Tax Claim” means any Claim of a Governmental Unit of the kind specified in section 507(a)(8) of the Bankruptcy Code.
83.
“Pro Rata” means, except as otherwise set forth herein, the proportion that a particular Allowed Claim or an Allowed Interest bears to the aggregate amount of Allowed Claims or Allowed Interests in the applicable group or Class.
84.
“Professional” means an Entity: (a) employed pursuant to a Bankruptcy Court order in accordance with sections 327, 363, or 1103 of the Bankruptcy Code and to be compensated for services rendered prior to or on the Confirmation Date, pursuant to sections 327, 328, 329, 330, 331, 363 and 1103 of the Bankruptcy Code; or (b) awarded compensation and reimbursement by the Bankruptcy Court pursuant to section 503(b)(4) of the Bankruptcy Code.
85.
“Professional Amount” means the aggregate amount of Professional Claims and other unpaid fees and expenses that the Professionals estimate they have incurred or will incur in rendering services to the Debtors or the Committee, if applicable, as set forth in Article II.C hereof.
86.
“Professional Claim” means a Claim by a professional seeking an award by the Bankruptcy Court of compensation for services rendered or reimbursement of expenses incurred through and including the Confirmation Date under sections 330, 331, 503(b)(2), 503(b)(3), 503(b)(4), or 503(b)(5) of the Bankruptcy Code.
87.
“Professional Escrow Account” means an escrow account funded by the Debtors with Cash on the Effective Date in an amount equal to the Professional Amount.
88.
“Proof of Claim” means a proof of Claim Filed against any of the Debtors in the Chapter 11 Cases.
89.
“Reinstate,” “Reinstated,” or “Reinstatement” means, with respect to Claims and Interests, that the Claim or Interest shall not be discharged hereunder and the holder’s legal, equitable, and contractual rights on account of such Claim or Interest shall remain unaltered by Consummation in accordance with section 1124(1) of the Bankruptcy Code.
90.
“Rejected Executory Contracts and Unexpired Leases Schedule” means the schedule of Executory Contracts and Unexpired Leases to be rejected by the Debtors pursuant to the Plan, which schedule shall be included in the Plan Supplement, as the same may be amended, modified, or supplemented from time to time with the consent of the Noteholders, and which shall be in form and substance reasonably acceptable to Ascend.
91.
“Related Party” means each of, and in each case in its capacity as such, current and former directors, managers, officers, committee members, members of any governing body, equity holders (regardless of whether such interests are held directly or indirectly), affiliated investment funds or investment vehicles, managed accounts or funds, and each of their respective current and former equity holders, predecessors, participants, successors, assigns, subsidiaries, Affiliates, partners, limited partners, general partners, owners, principals, shareholders, members, managers, management companies, fund advisors or managers, employees, agents, trustees, advisory board members, financial advisors, attorneys (including any other attorneys or professionals retained by any current or former director

7

or manager in his or her capacity as director or manager of an Entity), accountants, investment bankers, consultants, representatives, and other professionals and advisors and any such Person’s or Entity’s respective heirs, executors, estates, and nominees.
92.
“Released Party” means, collectively, and in each case in its capacity as such: (a) the Debtors and the Reorganized Debtors; (b) the Noteholders; (c) any administrative agent, collateral agent, or similar Entity under the Notes and the DIP Credit Agreement, including any successors thereto; (d) any indenture trustee, collateral trustee, or other trustee or similar entity under the Notes and the DIP Credit Agreement; (e) each current and former Affiliate of each Entity in clause (a) through (d); and (f) each Related Party of each Entity in clause (a) through (d).
93.
“Releasing Party” means, collectively, and in each case in its capacity as such: (a) the Debtors and the Reorganized Debtors; (b) the Noteholders; (c) any administrative agent, collateral agent, or similar Entity under the Notes and the DIP Credit Agreement, including any successors thereto; (d) any indenture trustee, collateral trustee, or other trustee or similar entity under the Notes and the DIP Credit Agreement; (e) each current and former Affiliate of each Entity in clause (a) through (d), to the maximum extent permitted by law; (f) each Related Party of each Entity in clause (a) through (d), to the maximum extent permitted by law.
94.
“Reorganized Debtors” means collectively, the Debtors, as reorganized pursuant to and under the Plan, or any successor or assign thereto, by merger, amalgamation, consolidation, or otherwise, on or after the Effective Date, including Reorganized FEAM.
95.
“Reorganized FEAM” means FEAM, as reorganized pursuant to and under the Plan, or one or more new Entities as determined by the Debtors and the Noteholders.
96.
“Required Consenting Parties” means, collectively, the Noteholders that are signatories to the Restructuring Support Agreement.
97.
“Restructuring Support Agreement” means that certain Restructuring Support Agreement dated as of January 14, 2025, between and among (a) the Debtors, (b) BEP, (c) Ascend, and (d) any signatories thereto.
98.
“Restructuring Transactions” means any transactions and any actions as may be necessary or appropriate to effect a corporate restructuring of the Debtors’ and the Reorganized Debtors’ respective businesses or a corporate restructuring of the overall corporate structure of the Debtors on the terms set forth in the Plan, Restructuring Support Agreement, and Restructuring Transactions Memorandum, including the issuance of all Securities, notes, instruments, certificates, and other documents required to be issued pursuant to the Plan, one or more inter-company mergers, consolidations, amalgamations, arrangements, continuances, restructurings, conversions, dissolutions, transfers, liquidations, or other corporate transactions, as described in Article IV.B hereof.
99.
“Restructuring Transactions Memorandum” means a document to be included in the Plan Supplement that will set forth the material components of the Restructuring Transactions, including the identity of the issuer or issuers of the New Equity and any elections that must be made with respect to the receipt of the New Equity.
100.
“Schedule of Retained Causes of Action” means the schedule of certain Causes of Action of the Debtors that are not released, waived, or transferred pursuant to the Plan, as the same may be amended, modified, or supplemented from time to time.
101.
“Secured Claim” means a Claim (a) secured by a valid, perfected, and enforceable Lien on collateral to the extent of the value of such collateral, as determined in accordance with section 506(a) of the Bankruptcy Code or (b) subject to a valid right of setoff pursuant to section 553 of the Bankruptcy Code.
102.
“Securities Act” means the Securities Act of 1933, as amended, 15 U.S.C. §§ 77a–77aa, or any similar federal, state, or local law, as now in effect or hereafter amended, and the rules and regulations promulgated thereunder.
103.
“Security” means any security, as defined in section 2(a)(1) of the Securities Act.
104.
“Third-Party Release” means the release set forth in Article VIII.D of this Plan.
105.
“Unexpired Lease” means a lease to which one or more of the Debtors is a party that is subject to assumption or rejection under section 365 of the Bankruptcy Code.

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106.
“Unimpaired” means, with respect to a Class of Claims or Interests, a Class of Claims or Interests that is unimpaired within the meaning of section 1124 of the Bankruptcy Code.
B.
Rules of Interpretation.

For purposes of this Plan: (1) in the appropriate context, each term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter gender; (2) unless otherwise specified, any reference herein to a contract, lease, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that the referenced document shall be substantially in that form or substantially on those terms and conditions; (3) unless otherwise specified, any reference herein to an existing document, schedule, or exhibit, whether or not Filed, having been Filed or to be Filed shall mean that document, schedule, or exhibit, as it may thereafter be amended, modified, or supplemented; (4) any reference to an Entity as a holder of a Claim or Interest includes that Entity’s successors and assigns; (5) unless otherwise specified, all references herein to “Articles” are references to Articles hereof or hereto; (6) unless otherwise specified, all references herein to exhibits are references to exhibits in the Plan Supplement; (7) unless otherwise specified, the words “herein,” “hereof,” and “hereto” refer to the Plan in its entirety rather than to a particular portion of the Plan; (8) subject to the provisions of any contract, certificate of incorporation, by-law, instrument, release, or other agreement or document entered into in connection with the Plan, the rights and obligations arising pursuant to the Plan shall be governed by, and construed and enforced in accordance with the applicable federal law, including the Bankruptcy Code and Bankruptcy Rules; (9) captions and headings to Articles are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan; (10) unless otherwise specified herein, the rules of construction set forth in section 102 of the Bankruptcy Code shall apply; (11) any term used in capitalized form herein that is not otherwise defined but that is used in the Bankruptcy Code or the Bankruptcy Rules shall have the meaning assigned to that term in the Bankruptcy Code or the Bankruptcy Rules, as the case may be; (12) all references to docket numbers of documents Filed in the Chapter 11 Cases are references to the docket numbers under the Bankruptcy Court’s CM/ECF system; (13) all references to statutes, regulations, orders, rules of courts, and the like shall mean as amended from time to time, and as applicable to the Chapter 11 Cases, unless otherwise stated; (14) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words “without limitation”; (15) references to “Proofs of Claim,” “holders of Claims,” “Disputed Claims,” and the like shall include “Proofs of Interest,” “holders of Interests,” “Disputed Interests,” and the like, as applicable; (16) any immaterial effectuating provisions may be interpreted by the Reorganized Debtors in such a manner that is consistent with the overall purpose and intent of the Plan all without further notice to or action, order, or approval of the Bankruptcy Court or any other Entity; and (17) all references herein to consent, acceptance, or approval may be conveyed by counsel for the respective parties that have such consent, acceptance, or approval rights, including by electronic mail.

C.
Computation of Time.

Unless otherwise specifically stated herein, the provisions of Bankruptcy Rule 9006(a) shall apply in computing any period of time prescribed or allowed herein. If the date on which a transaction may occur pursuant to the Plan shall occur on a day that is not a Business Day, then such transaction shall instead occur on the next succeeding Business Day. Any action to be taken on the Effective Date may be taken on or as soon as reasonably practicable after the Effective Date.

D.
Governing Law.

Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules) or unless otherwise specifically stated, the laws of the State of New York, without giving effect to the principles of conflict of laws (other than section 5-1401 and section 5-1402 of the New York General Obligations Law), shall govern the rights, obligations, construction, and implementation of the Plan, any agreements, documents, instruments, or contracts executed or entered into in connection with the Plan (except as otherwise set forth in those agreements, in which case the governing law of such agreement shall control), and corporate governance matters; provided, however, that corporate governance matters relating to the Debtors or the Reorganized Debtors, as applicable, not incorporated in New York shall be governed by the laws of the state of incorporation or formation of the relevant Debtor or the Reorganized Debtors, as applicable.

9

E.
Reference to Monetary Figures.

All references in the Plan to monetary figures shall refer to currency of the United States of America, unless otherwise expressly provided herein.

F.
Reference to the Debtors or the Reorganized Debtors.

Except as otherwise specifically provided in the Plan to the contrary, references in the Plan to the Debtors or the Reorganized Debtors shall mean the Debtors and the Reorganized Debtors, as applicable, to the extent the context requires.

G.
Controlling Document.

In the event of an inconsistency between the Plan and the Disclosure Statement, the terms of the Plan shall control in all respects. In the event of an inconsistency between the Plan and any document or agreement included in the Plan Supplement, the terms of the relevant provision in the Plan Supplement shall control (unless stated otherwise in such Plan Supplement document or in the Confirmation Order). In the event of an inconsistency between the Confirmation Order and any of the Plan, the Disclosure Statement, or the Plan Supplement, the Confirmation Order shall control. For the avoidance of doubt, the Definitive Documents in effect from and after the Effective Date shall control the matters set forth therein in the event of a conflict between any such Definitive Document and any other document.

H.
Consent Rights.

Any and all consent rights of the parties to the Restructuring Support Agreement set forth in the Restructuring Support Agreement with respect to the form and substance of this Plan, the Definitive Documents, all exhibits to the Plan, and the Plan Supplement, including any amendments, restatements, supplements, or other modifications to such agreements and documents, and any consents, waivers, or other deviations under or from any such documents, shall be incorporated herein by this reference and be fully enforceable as if stated in full herein.

Failure to reference the rights referred to in the immediately preceding paragraph as such rights relate to any document referenced in the Restructuring Support Agreement, as applicable, shall not impair such rights and obligations.

Article II.

ADMINISTRATIVE CLAIMS AND PRIORITY CLAIMS

In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims, DIP Claims (as applicable), Professional Claims, and Priority Tax Claims have not been classified and, thus, are excluded from the Classes of Claims and Interests set forth in Article III hereof.

A.
Administrative Claims.

Unless otherwise agreed to by the holder of an Allowed Administrative Claim and the Debtors or the Reorganized Debtors, as applicable, in consultation with the Required Consenting Parties, each holder of an Allowed Administrative Claim (other than holders of Professional Claims and Claims for fees and expenses pursuant to section 1930 of chapter 123 of title 28 of the United States Code) will receive in full and final satisfaction of its Administrative Claim an amount of Cash equal to the amount of such Allowed Administrative Claim in accordance with the following: (1) if an Administrative Claim is Allowed on or prior to the Effective Date, on the Effective Date, or as soon as reasonably practicable thereafter (or, if not then due, when such Allowed Administrative Claim is due or as soon as reasonably practicable thereafter); (2) if such Administrative Claim is not Allowed as of the Effective Date, no later than thirty (30) days after the date on which an order allowing such Administrative Claim becomes a Final Order, or as soon as reasonably practicable thereafter; (3) if such Allowed Administrative Claim is based on liabilities incurred by the Debtors in the ordinary course of their business after the Petition Date, in accordance with the terms and conditions of the particular transaction giving rise to such Allowed Administrative Claim, without any further action

10

by the holders of such Allowed Administrative Claim; (4) at such time and upon such terms as may be agreed upon by such holder and the Debtors or the Reorganized Debtors, as applicable; or (5) at such time and upon such terms as set forth in an order of the Bankruptcy Court.

B.
DIP Claims.

On the Effective Date, if the Debtors incur debtor-in-possession financing during the Chapter 11 Cases, each holder of an Allowed DIP Claim shall receive its Pro Rata share of the New Equity DIP Claim Allocation.

As of the Effective Date, the DIP Claims shall be Allowed and deemed to be Allowed Claims in the full amount outstanding under the DIP Documents without the need for the DIP Agent or DIP Lenders to file any Proof of Claim or request for payment.

C.
Professional Claims.
1.
Final Fee Applications and Payment of Professional Claims.

All requests for payment of Professional Claims for services rendered and reimbursement of expenses incurred prior to the Confirmation Date must be Filed no later than 45 days after the Effective Date. The Bankruptcy Court shall determine the Allowed amounts of such Professional Claims after notice and a hearing in accordance with the procedures established by the Bankruptcy Court. The Reorganized Debtors shall pay Professional Claims in Cash in the amount the Bankruptcy Court allows, including from the Professional Escrow Account, which the Reorganized Debtors will establish in trust for the Professionals and fund with Cash equal to the Professional Amount on the Effective Date.

2.
Professional Escrow Account.

On the Effective Date, the Reorganized Debtors shall establish and fund the Professional Escrow Account with Cash equal to the Professional Amount, which shall be funded by the Reorganized Debtors. The Professional Escrow Account shall be maintained in trust solely for the Professionals. Such funds shall not be considered property of the Estates of the Debtors or the Reorganized Debtors. The amount of Allowed Professional Claims shall be paid in Cash to the Professionals by the Reorganized Debtors from the Professional Escrow Account as soon as reasonably practicable after such Professional Claims are Allowed. When such Allowed Professional Claims have been paid in full, any remaining amount in the Professional Escrow Account shall promptly be paid to the Reorganized Debtors without any further action or order of the Bankruptcy Court.

3.
Professional Amount.

Professionals shall reasonably estimate their unpaid Professional Claims and other unpaid fees and expenses incurred in rendering services to the Debtors or the Committee, if any, as applicable before and as of the Effective Date, and shall deliver such estimate to the Debtors no later than five days before the Effective Date; provided, however, that such estimate shall not be deemed to limit the amount of the fees and expenses that are the subject of each Professional’s final request for payment in the Chapter 11 Cases. If a Professional does not provide an estimate, the Debtors or Reorganized Debtors may estimate the unpaid and unbilled fees and expenses of such Professional.

4.
Post-Confirmation Fees and Expenses.

Except as otherwise specifically provided in the Plan, from and after the Confirmation Date, the Debtors shall, in the ordinary course of business and without any further notice to or action, order, or approval of the Bankruptcy Court, pay in Cash the reasonable and documented legal, professional, or other fees and expenses related to implementation of the Plan and Consummation incurred by the Debtors or the Committee, if any, as applicable. The Debtors and Reorganized Debtors, as applicable, shall pay all reasonable and documented fees and expenses of the Noteholders in accordance with the terms and conditions of any applicable agreement with the Debtors (including the Restructuring Support Agreement), and if any such fee and/or expense is unpaid as of the Effective Date, such fee and/or expense shall be paid on the Effective Date. If the Debtors or Reorganized Debtors, as applicable, dispute the reasonableness of any such invoice, the Debtors or Reorganized Debtors, as applicable, or the affected professional

11

may submit such dispute to the Bankruptcy Court for a determination of the reasonableness of any such invoice, and the disputed portion of such invoice shall not be paid until the dispute is resolved. The undisputed portion of such reasonable fees and expenses shall be paid as provided herein. Upon the Confirmation Date, any requirement that Professionals comply with sections 327 through 331, 363, and 1103 of the Bankruptcy Code in seeking retention or compensation for services rendered after such date shall terminate, and the Debtors may employ and pay any Professional in the ordinary course of business without any further notice to or action, order, or approval of the Bankruptcy Court.

D.
Priority Tax Claims.

Except to the extent that a holder of an Allowed Priority Tax Claim agrees to a less favorable treatment, in full and final satisfaction, settlement, release, and discharge of and in exchange for each Allowed Priority Tax Claim, each holder of such Allowed Priority Tax Claim shall be treated in accordance with the terms set forth in section 1129(a)(9)(C) of the Bankruptcy Code.

Article III.

CLASSIFICATION AND TREATMENt oF CLAIMS AND INTERESTS
A.
Classification of Claims and Interests.

This Plan constitutes a separate Plan proposed by each Debtor. Except for the Claims addressed in Article II hereof, all Claims and Interests are classified in the Classes set forth below in accordance with sections 1122 and 1123(a)(1) of the Bankruptcy Code. A Claim or an Interest is classified in a particular Class only to the extent that the Claim or Interest fits within the description of that Class and is classified in other Class(es) to the extent that any portion of the Claim or Interest fits within the description of such other Class(es). A Claim or an Interest also is classified in a particular Class for the purpose of receiving distributions under the Plan only to the extent that such Claim or Interest is an Allowed Claim or Interest in that Class and has not been paid, released, or otherwise satisfied prior to the Effective Date.

The classification of Claims and Interests against the Debtors pursuant to the Plan is as follows:

Class	Claims and Interests	Status	Voting Rights
Class 1	Other Secured Claims	Unimpaired	Not Entitled to Vote (Deemed to Accept)
Class 2	Other Priority Claims	Unimpaired	Not Entitled to Vote (Deemed to Accept)
Class 3	Notes Claims	Impaired	Entitled to Vote
Class 4	General Unsecured Claims	Unimpaired	Not Entitled to Vote (Deemed to Accept)
Class 5	Intercompany Claims	Unimpaired / Impaired	Not Entitled to Vote (Deemed to Accept or Reject)
Class 6	Intercompany Interests	Unimpaired / Impaired	Not Entitled to Vote (Deemed to Accept or Reject)
Class 7	Interests in FEAM	Impaired	Not Entitled to Vote (Deemed to Reject)
B.
Treatment of Claims and Interests.

Each holder of an Allowed Claim or Allowed Interest, as applicable, shall receive under the Plan the treatment described below in full and final satisfaction, settlement, release, and discharge of and in exchange for such holder’s Allowed Claim or Allowed Interest, except to the extent different treatment is agreed to by the Reorganized Debtors and the holder of such Allowed Claim or Allowed Interest, as applicable. Unless otherwise indicated, the holder of an Allowed Claim or Allowed Interest, as applicable, shall receive such treatment on the Effective Date or as soon as reasonably practicable thereafter.

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1.
Class 1 – Other Secured Claims
(a)
Classification: Class 1 consists of all Other Secured Claims.
(b)
Treatment: Each holder of an Allowed Other Secured Claim shall receive, at the option of the applicable Debtor, in consultation with the Required Consenting Parties, either:
(i)
payment in full in Cash of its Allowed Class 1 Claim;
(ii)
the collateral securing its Allowed Class 1 Claim;
(iii)
Reinstatement of its Allowed Class 1 Claim; or
(iv)
such other treatment that renders its Allowed Class 1 Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.
(c)
Voting: Class 1 is Unimpaired under the Plan. Holders of Claims in Class 1 are conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code. Therefore, such holders are not entitled to vote to accept or reject the Plan.
2.
Class 2 – Other Priority Claims
(a)
Classification: Class 2 consists of all Other Priority Claims.
(b)
Treatment: Each holder of an Allowed Other Priority Claim shall receive payment in full in Cash.
(c)
Voting: Class 2 is Unimpaired under the Plan. Holders of Claims in Class 2 are conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code. Therefore, such holders are not entitled to vote to accept or reject the Plan.
3.
Class 3 – Notes Claims
(a)
Classification: Class 3 consists of all Notes Claims.
(b)
Allowance: The Notes Claims shall be Allowed in the aggregate principal amount of $[____] , plus accrued and unpaid interest on such principal amount through the Petition Date.
(c)
Treatment: On the Effective Date, each holder of an Allowed Notes Claim shall receive its Pro Rata share of the New Equity Notes Claim Allocation with other holders of Allowed Notes Claims in full satisfaction of its Allowed Notes Claim against all Debtors and their affiliates.
(d)
Voting: Class 3 is Impaired under the Plan. Holders of Claims in Class 3 are entitled to vote to accept or reject the Plan.

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4.
Class 4 – General Unsecured Claims
(a)
Classification: Class 4 consists of all General Unsecured Claims.
(b)
Treatment: Each holder of an Allowed General Unsecured Claim shall receive, at the option of the applicable Debtor, in consultation with the Required Consenting Parties, either:
(i)
payment in full in Cash; or
(ii)
Reinstatement.
(c)
Voting: Class 4 is Unimpaired under the Plan. Holders of Claims in Class 4 are conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code. Therefore, such holders are not entitled to vote to accept or reject the Plan.
5.
Class 5 – Intercompany Claims
(a)
Classification: Class 5 consists of all Intercompany Claims.
(b)
Treatment: Subject to the Restructuring Transactions Memorandum, each Allowed Intercompany Claim shall be, at the option of the applicable Debtor, either:
(i)
Reinstated;
(ii)
settled, distributed and/or contributed among entities, modified, or canceled, released, and extinguished, and will be of no further force or effect; or
(iii)
otherwise addressed at the option of each applicable Debtor such that holders of Class 5 Intercompany Claims will not receive any distribution on account of such Class 5 Claims.
(c)
Voting: Class 5 is conclusively deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code or rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code. Class 5 is not entitled to vote to accept or reject the Plan.
6.
Class 6 – Intercompany Interests
(a)
Classification: Class 6 consists of all Intercompany Interests.
(b)
Treatment: Subject to the Restructuring Transactions Memorandum, each Intercompany Interest shall be Reinstated as of the Effective Date or, at the Debtors’ or the Reorganized Debtors’ option, shall be cancelled. No distribution shall be made on account of any Intercompany Interests.
(c)
Voting: Class 6 is conclusively deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code or rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code. Class 6 is not entitled to vote to accept or reject the Plan.
7.
Class 7 – Interests in FEAM
(a)
Classification: Class 7 consists of all Interests in FEAM.

14

(b)
Treatment: Holders of Interests in FEAM will not receive any distribution on account of such Interests, which will be canceled, released, and extinguished as of the Effective Date, and will be of no further force or effect.
(c)
Voting: Class 7 is conclusively deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code. Class 7 is not entitled to vote to accept or reject the Plan.
C.
Special Provision Governing Unimpaired Claims.

Except as otherwise provided in the Plan, nothing under the Plan shall affect the Debtors’ or the Reorganized Debtors’ rights regarding any Unimpaired Claim, including, all rights regarding legal and equitable defenses to or setoffs or recoupments against any such Unimpaired Claim.

D.
Elimination of Vacant Classes.

Any Class of Claims or Interests that does not have a holder of an Allowed Claim or Allowed Interest or a Claim or Interest temporarily Allowed by the Bankruptcy Court as of the date of the Confirmation Hearing shall be deemed eliminated from the Plan for purposes of voting to accept or reject the Plan and for purposes of determining acceptance or rejection of the Plan by such Class pursuant to section 1129(a)(8) of the Bankruptcy Code.

E.
Voting Classes, Presumed Acceptance by Non-Voting Classes.

If a Class contains Claims eligible to vote and no holders of Claims eligible to vote in such Class vote to accept or reject the Plan, the holders of such Claims in such Class shall be deemed to have accepted the Plan.

F.
Intercompany Interests.

To the extent Reinstated under the Plan, Intercompany Interests shall be Reinstated for purposes of administrative convenience and for the ultimate benefit of the holders of New Equity, and shall receive no recovery or distribution.

G.
Confirmation Pursuant to Sections 1129(a)(10) and 1129(b) of the Bankruptcy Code.

Section 1129(a)(10) of the Bankruptcy Code shall be satisfied for purposes of Confirmation by acceptance of the Plan by one or more of the Classes entitled to vote pursuant to Article III.B of the Plan. The Debtors reserve the right to modify the Plan in accordance with Article X hereof to the extent, if any, that Confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification, including by modifying the treatment applicable to a Class of Claims or Interests to render such Class of Claims or Interests Unimpaired to the extent permitted by the Bankruptcy Code and the Bankruptcy Rules.

H.
Controversy Concerning Impairment.

If a controversy arises as to whether any Claims or Interests, or any Class of Claims or Interests, are Impaired, the Bankruptcy Court shall, after notice and a hearing, determine such controversy on or before the Confirmation Date.

I.
Subordinated Claims.

The allowance, classification, and treatment of all Allowed Claims and Allowed Interests and the respective distributions and treatments under the Plan take into account and conform to the relative priority and rights of the Claims and Interests in each Class in connection with any contractual, legal, and equitable subordination rights relating thereto, whether arising under general principles of equitable subordination, section 510(b) of the Bankruptcy Code, or otherwise. Pursuant to section 510 of the Bankruptcy Code the Reorganized Debtors reserve the right to re-classify any Allowed Claim or Allowed Interest in accordance with any contractual, legal, or equitable subordination relating thereto.

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Article IV.

MEANS FOR IMPLEMENTATION OF THE PLAN
A.
General Settlement of Claims and Interests.

As discussed in detail in the Disclosure Statement and as otherwise provided herein, pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for the classification, distributions, releases, and other benefits provided under the Plan, upon the Effective Date, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims and Interests and controversies resolved pursuant to the Plan, including (1) any challenge to the amount, validity, perfection, enforceability, priority or extent of the DIP Claims (as applicable) or the Notes Claims and (2) any claim to avoid, subordinate, or disallow any DIP Claim (as applicable) or Notes Claim, whether under any provision of chapter 5 of the Bankruptcy Code, on any equitable theory (including equitable subordination, equitable disallowance, or unjust enrichment), or otherwise. The Plan shall be deemed a motion to approve the good faith compromise and settlement of all such Claims, Interests, and controversies pursuant to Bankruptcy Rule 9019, and the entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval of such compromise and settlement under section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, as well as a finding by the Bankruptcy Court that such settlement and compromise is fair, equitable, reasonable and in the best interests of the Debtors and their Estates. Subject to Article VI hereof, all distributions made to holders of Allowed Claims in any Class are intended to be and shall be final.

B.
Restructuring Transactions.

On or before the Effective Date, the applicable Debtors or the Reorganized Debtors shall enter into and shall take any actions as may be necessary or appropriate to effect the Restructuring Transactions, including as set forth in the Restructuring Transactions Memorandum. The actions to implement the Restructuring Transactions may include: (1) the execution and delivery of appropriate agreements or other documents of merger, amalgamation, consolidation, restructuring, conversion, disposition, transfer, arrangement, continuance, dissolution, sale, purchase, or liquidation containing terms that are consistent with the terms of the Plan and the Restructuring Transactions Memorandum, and that satisfy the requirements of applicable law and any other terms to which the applicable Entities and parties may agree; (2) the execution and delivery of appropriate instruments of transfer, assignment, assumption, or delegation of any asset, property, right, liability, debt, or obligation on terms consistent with the terms of the Plan and the Restructuring Transactions Memorandum, and having other terms for which the applicable Entities and parties agree; (3) the filing of appropriate certificates or articles of incorporation, formation, reincorporation, merger, consolidation, conversion, amalgamation, arrangement, continuance, or dissolution pursuant to applicable state or provincial law; and (4) all other actions that the applicable Entities and parties determine to be necessary, including making filings or recordings that may be required by applicable law in connection with the Plan and the Restructuring Transactions Memorandum. The Confirmation Order shall, and shall be deemed to, pursuant to sections 363 and 1123 of the Bankruptcy Code, authorize, among other things, all actions as may be necessary or appropriate to effect any transaction described in, contemplated by, or necessary to effectuate the Plan.

Notwithstanding anything herein to the contrary, the Debtors shall consult with the Required Consenting Parties to determine whether to engage in the Restructuring Transactions in accordance with the structure contemplated by the Restructuring Transactions Memorandum, and the Debtors or Reorganized Debtors may not engage in the Restructuring Transactions in accordance with the structure contemplated by the Restructuring Transactions Memorandum without the prior reasonable written consent of the Required Consenting Parties. The Debtors shall, subject to any limitations imposed on distribution by professionals (including, for the avoidance of doubt, any requirement such professionals have in the way of non-reliance and/or access letters, as the case may be), provide the Required Consenting Parties with reasonable access to materials in the Debtors’ (or their agents’) possession reasonably necessary for the Required Consenting Parties to evaluate whether to engage in the Restructuring Transactions in accordance with the structure contemplated by the Restructuring Transactions Memorandum. The Debtors shall cooperate on a reasonable basis with the Required Consenting Parties in connection with proposals by any of the Required Consenting Parties.

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C.
Reorganized Debtors.

On the Effective Date, the New Board shall be established consistent with the Restructuring Support Agreement, and the Reorganized Debtors shall adopt their New Organizational Documents. The Reorganized Debtors shall be authorized to adopt any other agreements, documents, and instruments and to take any other actions contemplated under the Plan as necessary to consummate the Plan, including making payments under or entry into a key employee incentive or retention program. Cash payments to be made pursuant to the Plan will be made by the Debtors or Reorganized Debtors. The Debtors and Reorganized Debtors will be entitled to transfer funds between and among themselves as they determine to be necessary or appropriate to enable the Debtors or Reorganized Debtors, as applicable, to satisfy their obligations under the Plan. Except as set forth herein, any changes in intercompany account balances resulting from such transfers will be accounted for and settled in accordance with the Debtors’ historical intercompany account settlement practices and will not violate the terms of the Plan.

From and after the Effective Date, the Reorganized Debtors, subject to any applicable limitations set forth in any post-Effective Date agreement, shall have the right and authority without further order of the Bankruptcy Court to raise additional capital and obtain additional financing as the boards of directors or managers of the applicable Reorganized Debtors deem appropriate.

D.
Sources of Consideration for Plan Distributions.

The Debtors and the Reorganized Debtors, as applicable, shall fund distributions under the Plan with: (1) Cash on hand, including Cash from operations and (2) the New Equity.

1.
Issuance of New Equity.

All Interests in FEAM shall be cancelled on the Effective Date and, subject to the Restructuring Transactions, Reorganized FEAM shall issue or transfer the New Equity to holders of Claims entitled to receive such New Equity pursuant to the Plan and the Restructuring Support Agreement. The issuance or transference of the New Equity pursuant to the Plan shall be duly authorized without the need for any further corporate action and without any further action by the Debtors or Reorganized Debtors, or by any of their equity holders, members, directors, managers, officers, or employees, as applicable, or by any holders of any Claims or Interests, as applicable. All New Equity issued or transferred under the Plan shall be duly authorized, validly issued, fully paid, and non-assessable (as applicable), and, to the extent Reorganized FEAM is a corporation, the holders of New Equity shall be deemed as a result of having received distributions of New Equity pursuant to the Plan to have accepted the New Organizational Documents (solely in their capacity as members of Reorganized FEAM) without further action or signature. The New Organizational Documents shall be effective as of the Effective Date and, as of such date, shall be deemed to be valid, binding, and enforceable in accordance with its terms, and each holder of New Equity shall be bound thereby (without any further action or signature) in all respects, whether or not such holder has executed the New Organizational Documents.

The New Equity will be issued or transferred under the Plan as follows, and as consistent with the Restructuring Support Agreement and Restructuring Transactions Memorandum: on the Effective Date, the New Equity will be allocated pro rata between the New Equity Note Claim Allocation (based on the aggregate outstanding notional amount of the Notes - which shall include the complete principal amount plus any payment in kind - as of the Effective Date) and the New Equity DIP Claim Allocation (based on the aggregate complete principal amount plus any payment in kind interest as of the Effective Date), and each holder of an Allowed Notes Claim shall receive its Pro Rata share of the New Equity Note Claim Allocation and each holder of an Allowed DIP Claim shall receive its Pro Rata share of the New Equity DIP Claim Allocation.

At the election of the Noteholders, the New Equity may be subject to a stockholders’ agreement and/or the holders of New Equity will be provided with registration rights, in each case, on the terms and conditions that are mutually acceptable to the Reorganized Debtors and the Noteholders.

E.
Corporate Existence.

Except as otherwise provided in the Plan or any agreement, instrument, or other document incorporated in the Plan or the Plan Supplement, each Debtor shall continue to exist after the Effective Date as a separate corporate

17

entity, limited liability company, partnership, or other form of entity, as the case may be, with all the powers of a corporation, limited liability company, partnership, or other form of entity, as the case may be, pursuant to the applicable law in the jurisdiction in which each applicable Debtor is incorporated or formed and pursuant to the respective certificate of incorporation and bylaws (or other formation documents and agreements) in effect prior to the Effective Date, except to the extent such certificate of incorporation and bylaws (or other formation documents and agreements) are amended under the Plan or otherwise and to the extent such documents are amended, such documents are deemed to be amended pursuant to the Plan and require no further action or approval (other than any requisite filings required under applicable state, provincial, or federal law). After the Effective Date, the respective certificate of incorporation and bylaws (or other formation documents or agreements) of one or more of the Reorganized Debtors may be amended or modified without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules. After the Effective Date, one or more of the Reorganized Debtors may be disposed of, dissolved, wound down, merged, converted, liquidated, etc. without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules.

F.
Vesting of Assets in the Reorganized Debtors.

Except as otherwise provided in the Plan (including, for the avoidance of doubt, the Restructuring Transactions Memorandum) or any agreement, instrument, or other document incorporated in, or entered into in connection with or pursuant to, the Plan or Plan Supplement, on the Effective Date, all property in each Estate, all Causes of Action, and any property acquired by any of the Debtors pursuant to the Plan shall vest immediately and completely in each respective Reorganized Debtor, free and clear of all Liens, Claims, charges, or other encumbrances. On and after the Effective Date, except as otherwise provided in the Plan, each Reorganized Debtor may operate its business and may operate, use, acquire, exchange, or dispose of property and compromise or settle any Claims, Interests, or Causes of Action without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules.

G.
Cancellation of Existing Securities and Agreements.

On the Effective Date, except to the extent otherwise provided in the Plan, all notes, instruments, certificates, credit agreements, indentures, and other instruments or documents directly or indirectly evidencing Claims or Interests shall be cancelled, and the obligations of the Debtors thereunder or in any way related thereto shall be deemed satisfied in full, cancelled, discharged, and of no further force or effect whatsoever. Holders of or parties to such cancelled instruments, Securities, and other documentation will have no rights arising from or relating to such instruments, Securities, and other documentation, or the cancellation thereof, except the rights provided for pursuant to this Plan.

H.
Corporate Action.

Upon and after the Effective Date, all actions contemplated under the Plan and the Restructuring Transactions Memorandum shall be deemed authorized and approved by the Bankruptcy Court in all respects without any further corporate, board, manager, or equity holder action, including: (1) adoption or assumption, as applicable, of the Compensation and Benefit Programs; (2) selection of the directors, managers, and officers for the Reorganized Debtors; (3) the issuance and distribution of the New Equity; (4) implementation of the Restructuring Transactions; (5) all other actions contemplated under the Plan (whether to occur before, on, or after the Effective Date); (6) adoption, execution, and/or filing of the New Organizational Documents; (7) the rejection, assumption, or assumption and assignment, as applicable, of Executory Contracts and Unexpired Leases; and (8) all other acts or actions contemplated or reasonably necessary or appropriate to promptly consummate the Restructuring Transactions contemplated by the Plan (whether to occur before, on, or after the Effective Date). All matters provided for in the Plan involving the corporate structure of the Debtors or the Reorganized Debtors, and any corporate, partnership, limited liability company, or other governance action required by the Debtors or the Reorganized Debtors, as applicable, in connection with the Plan shall be deemed to have occurred and shall be in effect, without any requirement of further corporate or other action by any Security holders, members, managers, directors, or officers of the Debtors or the Reorganized Debtors, as applicable. On or (as applicable) prior to the Effective Date, the appropriate officers of the Debtors or the Reorganized Debtors, as applicable, shall be (or shall be deemed to have been) authorized and (as applicable) directed to issue, execute, and deliver the agreements, documents, Securities, and instruments contemplated under the Plan (or necessary or desirable to effect the transactions and the Restructuring

18

Transactions contemplated under the Plan and the Restructuring Transactions Memorandum) in the name of and on behalf of the Reorganized Debtors, including the New Equity, the New Organizational Documents, and any and all other agreements, documents, Securities, and instruments relating to the foregoing. The authorizations and approvals contemplated by this Plan and the Restructuring Transactions Memorandum shall be effective notwithstanding any requirements under non-bankruptcy law.

I.
New Organizational Documents.

On the Effective Date, the New Organizational Documents shall be adopted automatically by the applicable Reorganized Debtors and shall be amended or amended and restated, as applicable, as may be required to be consistent with the provisions of the Plan, the Restructuring Support Agreement, and the Restructuring Transactions Memorandum. To the extent required under the Plan or applicable non-bankruptcy law, each of the Reorganized Debtors will file its New Organizational Documents with the applicable Secretary of State and/or other applicable authorities in its respective state, province or country of organization if and to the extent required in accordance with the applicable laws of the respective state, province or country of organization. The New Organizational Documents will authorize the issuance of the New Equity and will prohibit the issuance of non-voting equity Securities, to the extent required under section 1123(a)(6) of the Bankruptcy Code. After the Effective Date, the Reorganized Debtors may amend and restate their respective New Organizational Documents in accordance with the terms thereof and in compliance with the laws of their jurisdiction or organization, and the Reorganized Debtors may file such amended certificates or articles of incorporation, bylaws, or such other applicable formation documents, and other constituent documents as permitted by the laws of the respective states, provinces, or countries of incorporation and the New Organizational Documents.

J.
Indemnification Provisions in Organizational Documents.

As of the Effective Date, the New Organizational Documents of each Reorganized Debtor shall, to the fullest extent permitted by applicable law, provide for the indemnification, defense, reimbursement, exculpation, and/or limitation of liability of, and advancement of fees and expenses to, current and former managers, directors, officers, employees, or agents at least to the same extent as the Indemnification Provisions in the certificate of incorporation, bylaws, or similar organizational document of each of the respective Debtors on the Petition Date, against any claims or causes of action whether derivative, liquidated or unliquidated, fixed, or contingent, disputed or undisputed, matured or unmatured, known or unknown, foreseen or unforeseen, asserted or unasserted.

In addition, all other Indemnification Provisions, consistent with applicable law, currently in place shall be reinstated and remain intact and irrevocable, and shall survive the Effective Date on terms no less favorable to such current and former managers, directors, officers, employees, and agents of, or acting on behalf of, the Debtors than the Indemnification Provisions in place prior to the Effective Date.

K.
Directors, Managers, and Officers of the Reorganized Debtors.

As of the Effective Date, the term of the current members of the board of directors or managers of FEAM shall expire, and all of the managers for the initial term of the New Board shall be appointed in accordance with the New Organizational Documents and each other constituent document of each Reorganized Debtor. To the extent known, the identity of the members of the New Board will be disclosed in the Plan Supplement or prior to the Confirmation Hearing, consistent with section 1129(a)(5) of the Bankruptcy Code, in accordance with the terms of the Restructuring Support Agreement. Each director or manager of the Reorganized Debtors shall serve from and after the Effective Date pursuant to the terms of the applicable New Organizational Documents, other constituent documents, and applicable laws of the respective Reorganized Debtors’ jurisdiction of formation.

L.
Effectuating Documents; Further Transactions.

On and after the Effective Date, the Reorganized Debtors, and their respective officers, directors, members, or managers (as applicable), are authorized to and may issue, execute, deliver, file, or record such contracts, Securities, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement, and further evidence the terms and conditions of the Plan, the Restructuring Transactions

19

Memorandum, and the Securities issued pursuant to the Plan in the name of and on behalf of the Reorganized Debtors, without the need for any approvals, authorization, or consents except for those expressly required pursuant to the Plan.

M.
Section 1146 Exemption.

To the fullest extent permitted by section 1146(a) of the Bankruptcy Code, any transfers (whether from a Debtor to a Reorganized Debtor or to any other Person) of property under the Plan or pursuant to: (1) the issuance, distribution, transfer, or exchange of any debt, equity Security, or other interest in the Debtors or the Reorganized Debtors; (2) the Restructuring Transactions; (3) the creation, modification, consolidation, termination, refinancing, and/or recording of any mortgage, deed of trust, or other security interest, or the securing of additional indebtedness by such or other means; (4) the making, assignment, or recording of any lease or sublease; or (5) the making, delivery, or recording of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including any deeds, bills of sale, assignments, or other instrument of transfer executed in connection with any transaction arising out of, contemplated by, or in any way related to the Plan, shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, real estate transfer tax, personal property transfer tax, sales or use tax, mortgage recording tax, Uniform Commercial Code filing or recording fee, regulatory filing or recording fee, or other similar tax or governmental assessment, and upon entry of the Confirmation Order, the appropriate state or local governmental officials or agents shall forego the collection of any such tax or governmental assessment and accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax, recordation fee, or governmental assessment. All filing or recording officers (or any other Person with authority over any of the foregoing), wherever located and by whomever appointed, shall comply with the requirements of section 1146(a) of the Bankruptcy Code, shall forego the collection of any such tax or governmental assessment, and shall accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

N.
Director and Officer Liability Insurance.

Notwithstanding anything in the Plan to the contrary, the Reorganized Debtors shall be deemed to have assumed all of the Debtors’ D&O Liability Insurance Policies pursuant to section 365(a) of the Bankruptcy Code effective as of the Effective Date. Entry of the Confirmation Order will constitute the Bankruptcy Court’s approval of the Reorganized Debtors’ foregoing assumption of each of the unexpired D&O Liability Insurance Policies. Notwithstanding anything to the contrary contained in the Plan, Confirmation of the Plan shall not discharge, impair, or otherwise modify any indemnity obligations assumed by the foregoing assumption of the D&O Liability Insurance Policies, and each such indemnity obligation will be deemed and treated as an Executory Contract that has been assumed by the Debtors under the Plan as to which no Proof of Claim need be filed.

In addition, after the Effective Date, none of the Reorganized Debtors shall terminate or otherwise reduce the coverage under any D&O Liability Insurance Policies (including any “tail policy”) in effect on or after the Petition Date, with respect to conduct occurring prior thereto, and all directors and officers of the Debtors who served in such capacity at any time prior to the Effective Date shall be entitled to the full benefits of any such policy for the full term of such policy, to the extent set forth therein, regardless of whether such directors and officers remain in such positions after the Effective Date.

O.
Management Incentive Plan.

[On or after the Effective Date, the Reorganized Debtors shall adopt the Management Incentive Plan on terms to be determined by the New Board and subject to the consent of the Noteholders.]

P.
Employee and Retiree Benefits.

Unless otherwise provided herein, and subject to Article V hereof, all employee wages, compensation, and benefit programs in place as of the Effective Date with the Debtors shall be assumed by the Reorganized Debtors and shall remain in place as of the Effective Date, and the Reorganized Debtors will continue to honor such agreements, arrangements, programs, and plans. Notwithstanding the foregoing, pursuant to section 1129(a)(13) of the Bankruptcy

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Code, from and after the Effective Date, all retiree benefits (as such term is defined in section 1114 of the Bankruptcy Code), if any, shall continue to be paid in accordance with applicable law.

Q.
Preservation of Causes of Action.

In accordance with section 1123(b) of the Bankruptcy Code, the Reorganized Debtors shall retain and may enforce all rights to commence and pursue any and all Causes of Action, whether arising before or after the Petition Date, including any actions specifically enumerated in the Plan Supplement, and the Reorganized Debtors’ rights to commence, prosecute, or settle such Causes of Action shall be preserved notwithstanding the occurrence of the Effective Date, other than the Causes of Action released by the Debtors pursuant to the releases and exculpations contained in the Plan, including in Article VIII of the Plan, which shall be deemed released and waived by the Debtors and Reorganized Debtors as of the Effective Date.

The Reorganized Debtors may pursue such Causes of Action, as appropriate, in accordance with the best interests of the Reorganized Debtors. No Entity may rely on the absence of a specific reference in the Plan, the Plan Supplement, or the Disclosure Statement to any Cause of Action against it as any indication that the Debtors or the Reorganized Debtors will not pursue any and all available Causes of Action against it. The Debtors and the Reorganized Debtors expressly reserve all rights to prosecute any and all Causes of Action against any Entity. Unless any Cause of Action against an Entity is expressly waived, relinquished, exculpated, released, compromised, or settled in the Plan or a Final Order of the Bankruptcy Court, the Reorganized Debtors expressly reserve all Causes of Action, for later adjudication, and, therefore no preclusion doctrine, including the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable, or otherwise), or laches, shall apply to such Causes of Action upon, after, or as a consequence of the Confirmation or Consummation.

R.
Noteholders’ Expenses.

On the Effective Date, the Debtors or Reorganized Debtors shall distribute Cash to the Noteholders in an amount equal to the Noteholders’ respective expenses; provided, that each of the Noteholders shall provide the Debtors with the invoices for which it seeks payment no later than ten (10) days prior to the Effective Date. If the Debtors dispute any expenses, the Debtors shall (i) pay the undisputed portion of the Noteholders’ respective expenses and (ii) notify the Noteholders within ten (10) days after presentation of the invoices thereby.

Article V.

TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES
A.
Assumption and Rejection of Executory Contracts and Unexpired Leases.

On the Effective Date, except as otherwise provided in Article V.H.1 and elsewhere herein, all Executory Contracts or Unexpired Leases not otherwise assumed or rejected will be deemed assumed by the applicable Reorganized Debtor without the need for any further notice to or action, order, or approval of the Bankruptcy Court, as of the Effective Date, in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, other than those Executory Contracts and Unexpired Leases that: (1) are identified on the Rejected Executory Contracts and Unexpired Leases Schedule; (2) previously expired or terminated pursuant to their own terms; (3) have been previously assumed or rejected by the Debtors pursuant to a Final Order; (4) are the subject of a motion to reject that is pending on the Effective Date; or (5) have an ordered or requested effective date of rejection that is after the Effective Date.

Entry of the Confirmation Order shall constitute an order of the Bankruptcy Court approving the assumptions, assumptions and assignments, or rejections of the Executory Contracts or Unexpired Leases as set forth in the Plan or the Rejected Executory Contracts and Unexpired Leases Schedule, pursuant to sections 365(a) and 1123 of the Bankruptcy Code. Except as otherwise specifically set forth herein, assumptions or rejections of Executory Contracts and Unexpired Leases pursuant to the Plan are effective as of the Effective Date. Each Executory Contract or Unexpired Lease assumed pursuant to the Plan or by the Bankruptcy Court order but not assigned to a third party before the Effective Date shall re-vest in and be fully enforceable by the applicable contracting Reorganized Debtor

21

in accordance with its terms, except as such terms may have been modified by the provisions of the Plan or any order of the Bankruptcy Court authorizing and providing for its assumption. Any motions to assume Executory Contracts or Unexpired Leases pending on the Effective Date shall be subject to approval by a Final Order on or after the Effective Date, but may be withdrawn, settled, or otherwise prosecuted by the Reorganized Debtors.

To the maximum extent permitted by law, to the extent any provision in any Executory Contract or Unexpired Lease assumed or assumed and assigned pursuant to the Plan restricts or prevents, or purports to restrict or prevent, or is breached or deemed breached by, the assumption or assumption and assignment of such Executory Contract or Unexpired Lease (including any “change of control” provision), then such provision shall be deemed modified such that the transactions contemplated by the Plan shall not entitle the non-Debtor party thereto to terminate such Executory Contract or Unexpired Lease or to exercise any other default-related rights with respect thereto.

B.
Claims Based on Rejection of Executory Contracts or Unexpired Leases.

Unless otherwise provided by a Final Order of the Bankruptcy Court, all Proofs of Claim with respect to Claims arising from the rejection of Executory Contracts or Unexpired Leases pursuant to the Plan or the Confirmation Order, if any, must be Filed with the Bankruptcy Court within thirty (30) days after the later of (1) the date of entry of an order of the Bankruptcy Court (including the Confirmation Order) approving such rejection, (2) the effective date of such rejection, or (3) the Effective Date. Any Claims arising from the rejection of an Executory Contract or Unexpired Lease not Filed with the Bankruptcy Court within such time will be automatically disallowed, forever barred from assertion, and shall not be enforceable against the Debtors or the Reorganized Debtors, the Estates, or their property without the need for any objection by the Reorganized Debtors or further notice to, or action, order, or approval of the Bankruptcy Court or any other Entity, and any Claim arising out of the rejection of the Executory Contract or Unexpired Lease shall be deemed fully satisfied, released, and discharged, notwithstanding anything in the Proof of Claim to the contrary. All Allowed Claims arising from the rejection of the Debtors’ Executory Contracts or Unexpired Leases shall be classified as General Unsecured Claims and shall be treated in accordance with Article III.B.6 of this Plan.

C.
Cure of Defaults for Assumed Executory Contracts and Unexpired Leases.

The Debtors or the Reorganized Debtors, as applicable, shall pay Cures, if any, as such amounts come due in the ordinary course of business, with the amount and timing of payment of any such Cure dictated by the Debtors’ ordinary course of business. Unless otherwise agreed upon in writing by the parties to the applicable Executory Contract or Unexpired Lease, all requests for payment of Cure that differ from the ordinary course amounts paid or proposed to be paid by the Debtors or the Reorganized Debtors to a counterparty must be Filed with the Bankruptcy Court on or before 30 days after the Effective Date. Any such request that is not timely filed shall be disallowed and forever barred, estopped, and enjoined from assertion, and shall not be enforceable against any Reorganized Debtor, without the need for any objection by the Reorganized Debtors or any other party in interest or any further notice to or action, order, or approval of the Bankruptcy Court. Any Cure shall be deemed fully satisfied, released, and discharged upon payment by the Debtors or the Reorganized Debtors of the Cure in the Debtors’ ordinary course of business; provided, that nothing herein shall prevent the Reorganized Debtors from paying any Cure despite the failure of the relevant counterparty to file such request for payment of such Cure amount. The Reorganized Debtors also may settle any Cure without any further notice to or action, order, or approval of the Bankruptcy Court. In addition, any objection to the assumption of an Executory Contract or Unexpired Lease under the Plan must be Filed with the Bankruptcy Court on or before 30 days after the Effective Date. Any such objection will be scheduled to be heard by the Bankruptcy Court at the Debtors’ or Reorganized Debtors’, as applicable, first scheduled omnibus hearing for which such objection is timely Filed. Any counterparty to an Executory Contract or Unexpired Lease that fails to timely object to the proposed assumption of any Executory Contract or Unexpired Lease will be deemed to have consented to such assumption.

If there is any dispute regarding any Cure, the ability of the Reorganized Debtors or any assignee to provide “adequate assurance of future performance” within the meaning of section 365 of the Bankruptcy Code, or any other matter pertaining to assumption, then payment of the applicable Cure amount shall occur as soon as reasonably practicable after entry of a Final Order resolving such dispute, approving such assumption (and, if applicable, assignment), or as may be agreed upon by the Debtors or the Reorganized Debtors, as applicable, and the counterparty to the Executory Contract or Unexpired Lease.

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Assumption of any Executory Contract or Unexpired Lease pursuant to the Plan or otherwise shall result in the full release and satisfaction of any Cures, Claims, or defaults, whether monetary or nonmonetary, including defaults of provisions restricting the change in control or ownership interest composition or any bankruptcy-related defaults, arising at any time prior to the effective date of assumption. Any and all Proofs of Claim based upon Executory Contracts or Unexpired Leases that have been assumed in the Chapter 11 Cases, including pursuant to the Confirmation Order, shall be deemed disallowed and expunged as of the later of (1) the date of entry of an order of the Bankruptcy Court (including the Confirmation Order) approving such assumption, (2) the effective date of such assumption, or (3) the Effective Date, without the need for any objection thereto or any further notice to or action, order, or approval of the Bankruptcy Court.

D.
Preexisting Obligations to the Debtors Under Executory Contracts and Unexpired Leases.

Rejection of any Executory Contract or Unexpired Lease pursuant to the Plan or otherwise shall not constitute a termination of preexisting obligations owed to the Debtors or the Reorganized Debtors, as applicable, under such Executory Contracts or Unexpired Leases. In particular, notwithstanding any non-bankruptcy law to the contrary, the Reorganized Debtors expressly reserve and do not waive any right to receive, or any continuing obligation of a counterparty to provide, warranties or continued maintenance obligations with respect to goods previously purchased by the Debtors pursuant to rejected Executory Contracts or Unexpired Leases.

E.
Insurance Policies.

Each of the Debtors’ insurance policies and any agreements, documents, or instruments relating thereto, are treated as Executory Contracts under the Plan. Unless otherwise provided in the Plan, on the Effective Date, (1) the Debtors shall be deemed to have assumed all insurance policies and any agreements, documents, and instruments relating to coverage of all insured Claims and (2) such insurance policies and any agreements, documents, or instruments relating thereto shall revest in the Reorganized Debtors.

F.
Reservation of Rights.

Nothing contained in the Plan or the Plan Supplement shall constitute an admission by the Debtors or any other party that any contract or lease is in fact an Executory Contract or Unexpired Lease or that any Reorganized Debtor has any liability thereunder. If there is a dispute regarding whether a contract or lease is or was executory or unexpired at the time of assumption or rejection, the Debtors or the Reorganized Debtors, as applicable, shall have forty-five (45) days following entry of a Final Order resolving such dispute to alter their treatment of such contract or lease.

G.
Nonoccurrence of Effective Date.

In the event that the Effective Date does not occur, the Bankruptcy Court shall retain jurisdiction with respect to any request to extend the deadline for assuming or rejecting Unexpired Leases pursuant to section 365(d)(4) of the Bankruptcy Code.

H.
Employee Compensation and Benefits.
1.
Compensation and Benefit Programs.

Subject to the provisions of the Plan, all Compensation and Benefits Programs shall be treated as Executory Contracts under the Plan and deemed assumed on the Effective Date pursuant to the provisions of sections 365 and 1123 of the Bankruptcy Code, except for:

(a)
all employee equity or equity‑based incentive plans and any awards or agreements granted thereunder or pursuant thereto, and any provisions set forth in the Compensation and Benefits Programs that provide for rights to acquire Interests in any of the Debtors; and

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(b)
Compensation and Benefits Programs that, as of the entry of the Confirmation Order, are the subject of a pending motion to reject, or have been specifically waived by the beneficiaries of any employee benefit plan or contract.

The assumption of Compensation and Benefits Programs pursuant to the terms herein shall not be deemed to trigger any applicable change of control, vesting, termination, or similar provisions therein, and no counterparty shall have rights under a Compensation and Benefits Program assumed pursuant to the Plan other than those applicable immediately prior to such assumption.

2.
Workers’ Compensation Programs.

As of the Effective Date, except as set forth in the Plan Supplement, the Debtors and the Reorganized Debtors shall continue to honor their obligations under: (a) all applicable workers’ compensation laws in states in which the Reorganized Debtors operate and (b) the Debtors’ written contracts, agreements, agreements of indemnity, self‑insured workers’ compensation bonds, policies, programs, and plans for workers’ compensation and workers’ compensation insurance. All Proofs of Claims on account of workers’ compensation shall be deemed withdrawn automatically and without any further notice to or action, order, or approval of the Bankruptcy Court; provided, that nothing in the Plan shall limit, diminish, or otherwise alter the Debtors’ or Reorganized Debtors’ defenses, Causes of Action, or other rights under applicable non‑bankruptcy law with respect to any such contracts, agreements, policies, programs, and plans; provided, further, that nothing herein shall be deemed to impose any obligations on the Debtors in addition to what is provided for under applicable state law.

I.
Contracts and Leases Entered Into After the Petition Date.

Contracts and leases entered into after the Petition Date by any Debtor, including any Executory Contracts and Unexpired Leases assumed by such Debtor, will be performed by the applicable Debtor or the Reorganized Debtors in the ordinary course of their business. Accordingly, such contracts and leases (including any assumed Executory Contracts and Unexpired Leases) will survive and remain unaffected by entry of the Confirmation Order.

Article VI.

PROVISIONS GOVERNING DISTRIBUTIONS
A.
Distributions on Account of Claims Allowed as of the Effective Date.

Except as otherwise provided herein, in a Final Order, or as otherwise agreed to by the Debtors or the Reorganized Debtors, as the case may be, and the holder of the applicable Allowed Claim on the first Distribution Date, the Reorganized Debtors shall make initial distributions under the Plan on account of Claims Allowed on or before the Effective Date, subject to the Reorganized Debtors’ right to object to Claims; provided, that (1) Allowed Administrative Claims with respect to liabilities incurred by the Debtors in the ordinary course of business during the Chapter 11 Cases or assumed by the Debtors prior to the Effective Date shall be paid or performed in the ordinary course of business in accordance with the terms and conditions of any controlling agreements, course of dealing, course of business, or industry practice, (2) Allowed Priority Tax Claims shall be paid in accordance with Article II.D of the Plan, and (3) Allowed General Unsecured Claims shall be paid in accordance with Article III.B.6 of the Plan. To the extent any Allowed Priority Tax Claim is not due and owing on the Effective Date, such Claim shall be paid in full in Cash in accordance with the terms of any agreement between the Debtors and the holder of such Claim or as may be due and payable under applicable non-bankruptcy law or in the ordinary course of business. Thereafter, a Distribution Date shall occur no less frequently than once in every thirty (30) days, as necessary, in the Reorganized Debtors’ sole discretion.

B.
Disbursing Agent.

All distributions under the Plan shall be made by the Reorganized Debtors. The Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court. Additionally, in the event that the Disbursing Agent is so otherwise ordered, all costs and expenses of procuring any such bond or surety shall be borne by the Reorganized Debtors.

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C.
Rights and Powers of Disbursing Agent.
1.
Powers of the Disbursing Agent.

The Disbursing Agent shall be empowered to: (a) effect all actions and execute all agreements, instruments, and other documents necessary to perform its duties under the Plan; (b) make all distributions contemplated hereby; (c) employ professionals to represent it with respect to its responsibilities; and (d) exercise such other powers as may be vested in the Disbursing Agent by order of the Bankruptcy Court, pursuant to the Plan, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions hereof.

2.
Expenses Incurred On or After the Effective Date.

Except as otherwise ordered by the Bankruptcy Court, the amount of any reasonable fees and expenses incurred by the Disbursing Agent on or after the Effective Date (including taxes) and any reasonable compensation and expense reimbursement claims (including reasonable attorney fees and expenses) made by the Disbursing Agent shall be paid in Cash by the Reorganized Debtors.

D.
Delivery of Distributions and Undeliverable or Unclaimed Distributions.
1.
Record Date for Distribution.

On the Distribution Record Date, the Claims Register shall be closed and any party responsible for making distributions shall instead be authorized and entitled to recognize only those record holders listed on the Claims Register as of the close of business on the Distribution Record Date. The Disbursing Agent shall have no obligation to recognize any transfer of Claims occurring after the Distribution Record Date. In addition, with respect to payment of any Cure amounts or disputes over any Cure amounts, neither the Debtors nor the Disbursing Agent shall have any obligation to recognize or deal with any party other than the non-Debtor party to the applicable executory contract or unexpired lease as of the Effective Date, even if such non-Debtor party has sold, assigned, or otherwise transferred its Claim for a Cure amount. For the avoidance of doubt, the Distribution Record Date shall not apply to distributions to holders of public Securities.

2.
Delivery of Distributions in General.

Except as otherwise provided herein, the Disbursing Agent shall make distributions to holders of Allowed Claims as of the Distribution Record Date at the address for each such holder as indicated on the Debtors’ records as of the date of any such distribution; provided, however, that the manner of such distributions shall be determined at the discretion of the Reorganized Debtors.

3.
Minimum Distributions.

No fractional units of New Equity shall be distributed and no Cash shall be distributed in lieu of such fractional amounts. When any distribution pursuant to the Plan on account of an Allowed Claim would otherwise result in the issuance of an amount of units of New Equity that is not a whole number, the actual distribution of shares of New Equity shall be rounded as follows: (a) fractions of one‑half (½) or greater shall be rounded to the next higher whole number and (b) fractions of less than one-half (½) shall be rounded to the next lower whole number with no further payment therefor. The total number of units of New Equity to be distributed to holders of Allowed Claims hereunder shall be adjusted as necessary to account for the foregoing rounding. Further, no Cash payment of less than $100.00 shall be made to a holder of an Allowed Claim on account of such Allowed Claim.

4.
Undeliverable Distributions and Unclaimed Property.

In the event that any distribution to any holder of Allowed Claims is returned as undeliverable, no distribution to such holder shall be made unless and until the Disbursing Agent has determined the then-current address of such holder, at which time such distribution shall be made to such holder without interest; provided, however, that such distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of six (6) months from the Effective Date. After such date, all unclaimed property or interests in property shall revert to

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the Reorganized Debtors automatically and without need for a further order by the Bankruptcy Court (notwithstanding any applicable federal, provincial or state escheat, abandoned, or unclaimed property laws to the contrary), and the Claim of any holder of Claims to such property or Interest in property shall be discharged and forever barred.

E.
Manner of Payment.

At the option of the Disbursing Agent, any Cash payment to be made hereunder may be made by check or wire transfer or as otherwise required or provided in applicable agreements.

F.
Exemption from Registration Requirements.

The issuance and distribution of the New Equity as contemplated by Article IV, Section D.1 hereof shall be exempt from, among other things, the registration requirements of Section 5 of the Securities Act and any other applicable law requiring registration prior to the offering, issuance, distribution, or sale of the New Equity in accordance with, and pursuant to, section 1145 of the Bankruptcy Code and/or Section 4(a)(2), Regulation D promulgated thereunder or another available exemption from registration under the Securities Act. Such New Equity issued in accordance with, and pursuant to, section 1145 of the Bankruptcy Code will be freely tradable in the United States by the recipients thereof, subject to the provisions of section 1145(b)(1) of the Bankruptcy Code relating to the definition of an underwriter in section 2(a)(11) of the Securities Act, and compliance with applicable securities laws and any rules and regulations of the United States Securities and Exchange Commission, if any, applicable at the time of any future transfer of such New Equity or instruments and subject to any restrictions in the New Organizational Documents. The securities comprising the New Equity issued pursuant to section 1145 of the Bankruptcy Code (a) are not “restricted securities” as defined in Rule 144(a)(3) under the Securities Act and (b) are freely tradable and transferable by any initial recipient thereof that (i) is not an “affiliate” of the Reorganized Debtors as defined in Rule 144(a)(1) under the Securities Act, (ii) has not been such an “affiliate” within ninety (90) calendar days of such transfer, (iii) has not acquired the New Equity from an “affiliate” within one year of such transfer and (iv) is not an entity that is an “underwriter” as defined in subsection (b) of section 1145 of the Bankruptcy Code.

Any New Equity not being issued principally in exchange for an existing Claim against, or Interest in, the Debtors will not be exempt from the registration requirements of Section 5 of the Securities Act under section 1145 of the Bankruptcy Code. Such New Equity will be distributed pursuant to Section 4(a)(2) of the Securities Act or another available exemption from registration under the Securities Act. The securities comprising the New Equity issued as described in the preceding sentence will be considered “restricted securities” as defined by Rule 144 of the Securities Act and may be resold, exchanged, assigned or otherwise transferred only pursuant to registration, or an applicable exemption from registration, under the Securities Act and other applicable law.

Should the Reorganized Debtors elect on or after the Effective Date to reflect any ownership of the New Equity to be issued under this Plan through the facilities of DTC, the Reorganized Debtors need not provide any further evidence other than this Plan or the Confirmation Order with respect to the treatment of the New Equity to be issued under this Plan under applicable securities laws. DTC shall be required to accept and conclusively rely upon this Plan and the Confirmation Order in lieu of a legal opinion regarding whether the New Equity to be issued under this Plan are exempt from registration and/or eligible for DTC book-entry delivery, settlement, and depository services.

Notwithstanding anything to the contrary in this Plan, no Entity (including, for the avoidance of doubt, DTC) may require a legal opinion regarding the validity of any transaction contemplated by this Plan, including, for the avoidance of doubt, whether the New Equity to be issued under this Plan is exempt from registration and/or eligible for DTC book-entry delivery, settlement, and depository services.

The Debtors recommend that potential recipients of the New Equity consult their own counsel: (i) with respect to the New Equity issued under this Plan, concerning whether such potential recipients will constitute “underwriters” pursuant to section 1145(b) of the Bankruptcy Code at the time of the issuance of the New Equity; and (ii) the ability of such potential recipients to freely trade the New Equity in compliance with the federal securities laws and any applicable “blue sky” laws, including certain blue sky state notice requirements that may continue to apply with respect to resales of the New Equity. The Debtors make no representation concerning the ability of a person to dispose of any New Equity.

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G.
Compliance with Tax Requirements.

In connection with the Plan, to the extent applicable, the Debtors, Reorganized Debtors, Disbursing Agent, and any applicable withholding agent shall comply with all tax withholding and reporting requirements imposed on them by any Governmental Unit, and all distributions made pursuant to the Plan shall be subject to such withholding and reporting requirements. Notwithstanding any provision in the Plan to the contrary, such parties shall be authorized to take all actions necessary or appropriate to comply with such withholding and reporting requirements, including liquidating a portion of the distribution to be made under the Plan to generate sufficient funds to pay applicable withholding taxes, withholding distributions pending receipt of information necessary to facilitate such distributions, or establishing any other mechanisms they believe are reasonable and appropriate. The Debtors and Reorganized Debtors reserve the right to allocate all distributions made under the Plan in compliance with all applicable wage garnishments, alimony, child support, and similar spousal awards, Liens, and encumbrances.

H.
Allocations.

Distributions in respect of Allowed Claims shall be allocated first to the principal amount of such Claims (as determined for federal income tax purposes) and then, to the extent the consideration exceeds the principal amount of the Claims, to any portion of such Claims for accrued but unpaid interest.

I.
No Postpetition Interest on Claims.

Unless otherwise specifically provided for in the Plan or the Confirmation Order, or required by applicable bankruptcy and non-bankruptcy law, postpetition interest shall not accrue or be paid on any prepetition Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Petition Date on such Claim. Additionally, and without limiting the foregoing, interest shall not accrue or be paid on any Disputed Claim with respect to the period from the Effective Date to the date a final distribution is made on account of such Disputed Claim, if and when such Disputed Claim becomes an Allowed Claim.

J.
Foreign Currency Exchange Rate.

Except as otherwise provided in a Bankruptcy Court order, as of the Effective Date, any Claim asserted in currency other than U.S. dollars shall be automatically deemed converted to the equivalent U.S. dollar value using the exchange rate for the applicable currency as published in The Wall Street Journal, National Edition, on the Effective Date.

K.
Setoffs and Recoupment.

Except as expressly provided in this Plan, each Reorganized Debtor may, pursuant to section 553 of the Bankruptcy Code, set off and/or recoup against any Plan Distributions to be made on account of any Allowed Claim, any and all claims, rights, and Causes of Action that such Reorganized Debtor may hold against the holder of such Allowed Claim to the extent such setoff or recoupment is either (1) agreed in amount among the relevant Reorganized Debtor(s) and the holder of the Allowed Claim or (2) otherwise adjudicated by the Bankruptcy Court or another court of competent jurisdiction; provided, however, that neither the failure to effectuate a setoff or recoupment nor the allowance of any Claim hereunder shall constitute a waiver or release by a Reorganized Debtor or its successor of any and all claims, rights, and Causes of Action that such Reorganized Debtor or its successor may possess against the applicable holder; provided, further, that the Debtors or the Reorganized Debtors shall not be authorized to set off or recoup against any Allowed Notes Claim and the distributions to be made pursuant to the Plan on account of such Allowed Notes Claim. In no event shall any holder of a Claim be entitled to recoup such Claim against any claim, right, or Cause of Action of the Debtors or the Reorganized Debtors, as applicable, unless such holder actually has performed such recoupment and provided notice thereof in writing to the Debtors in accordance with Article XII.G hereof on or before the Effective Date, notwithstanding any indication in any Proof of Claim or otherwise that such holder asserts, has, or intends to preserve any right of recoupment.

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L.
Claims Paid or Payable by Third Parties.
1.
Claims Paid by Third Parties.

The Debtors or the Reorganized Debtors, as applicable, shall reduce in full a Claim, and such Claim shall be disallowed without a Claims objection having to be Filed and without any further notice to or action, order, or approval of the Bankruptcy Court, to the extent that the holder of such Claim receives payment in full on account of such Claim from a party that is not a Debtor or a Reorganized Debtor. Subject to the last sentence of this paragraph, to the extent a holder of a Claim receives a distribution on account of such Claim and receives payment from a party that is not a Debtor or a Reorganized Debtor on account of such Claim, such holder shall, within fourteen (14) days of receipt thereof, repay or return the distribution to the applicable Reorganized Debtor, to the extent the holder’s total recovery on account of such Claim from the third party and under the Plan exceeds the amount of such Claim as of the date of any such distribution under the Plan. The failure of such holder to timely repay or return such distribution shall result in the holder owing the applicable Reorganized Debtor annualized interest at the Federal Judgment Rate on such amount owed for each Business Day after the fourteen (14)-day grace period specified above until the amount is repaid.

2.
Claims Payable by Third Parties.

No distributions under the Plan shall be made on account of an Allowed Claim that is payable pursuant to one of the Debtors’ insurance policies until the holder of such Allowed Claim has exhausted all remedies with respect to such insurance policy. To the extent that one or more of the Debtors’ insurers agrees to satisfy in full or in part a Claim (if and to the extent adjudicated by a court of competent jurisdiction), then immediately upon such insurers’ agreement, the applicable portion of such Claim may be expunged without a Claims objection having to be Filed and without any further notice to or action, order, or approval of the Bankruptcy Court.

3.
Applicability of Insurance Policies.

Except as otherwise provided in the Plan, distributions to holders of Allowed Claims shall be in accordance with the provisions of any applicable insurance policy. Nothing contained in the Plan shall constitute or be deemed a waiver of any Cause of Action that the Debtors or any Entity may hold against any other Entity, including insurers under any policies of insurance, nor shall anything contained herein constitute or be deemed a waiver by such insurers of any defenses, including coverage defenses, held by such insurers.

Article VII.

PROCEDURES FOR RESOLVING CONTINGENT,
UNLIQUIDATED, AND DISPUTED CLAIMS
A.
Disputed Claims Process.

There is no requirement to file a Proof of Claim (or move the Bankruptcy Court for allowance) to have a Claim Allowed for the purposes of the Plan, except as provided in Article V.B of the Plan. On and after the Effective Date, except as otherwise provided in this Plan, all Allowed Claims shall be satisfied in the ordinary course of business of the Reorganized Debtors as if the Chapter 11 Cases had not been commenced, except that (unless expressly waived pursuant to the Plan) the Allowed amount of such Claims shall be subject to the limitations or maximum amounts permitted by the Bankruptcy Code, including sections 502 and 503 of the Bankruptcy Code, to the extent applicable. The Debtors, in consultation with the Required Consenting Parties, as applicable, shall have the exclusive authority to (i) determine, without the need for notice to or action, order, or approval of the Bankruptcy Court, that a claim subject to any Proof of Claim that is Filed is Allowed and (ii) file, settle, compromise, withdraw, or litigate to judgment any objections to Claims as permitted under this Plan. If the Debtors or Reorganized Debtors dispute any Claim, such dispute shall be determined, resolved, or adjudicated, as the case may be, in the manner as if the Chapter 11 Cases had not been commenced and shall survive the Effective Date as if the Chapter 11 Cases had not been commenced; provided, that the Debtors, in consultation with the Required Consenting Parties, or the Reorganized Debtors may elect, at their sole option, to object to any Claim (other than Claims expressly Allowed by this Plan) and to have the validity or amount of any Claim adjudicated by the Bankruptcy Court. All Proofs of Claim Filed in the Chapter 11

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Cases shall be considered objected to and Disputed without further action by the Debtors. Except as otherwise provided herein, all Proofs of Claim Filed after the Effective Date shall be disallowed and forever barred, estopped, and enjoined from assertion, and shall not be enforceable against any Reorganized Debtor, without the need for any objection by the Reorganized Debtors or any further notice to or action, order, or approval of the Bankruptcy Court.

B.
Allowance of Claims.

After the Effective Date, each of the Reorganized Debtors shall have and retain any and all rights and defenses such Debtor had with respect to any Claim immediately prior to the Effective Date. The Debtors may affirmatively determine to deem Unimpaired Claims Allowed to the same extent such Claims would be allowed under applicable non-bankruptcy law.

C.
Claims Administration Responsibilities.

Except as otherwise specifically provided in the Plan, after the Effective Date, the Reorganized Debtors shall have the sole authority: (1) to File, withdraw, or litigate to judgment, objections to Claims or Interests; (2) to settle or compromise any Disputed Claim without any further notice to or action, order, or approval by the Bankruptcy Court; and (3) to administer and adjust the Claims Register to reflect any such settlements or compromises without any further notice to or action, order, or approval by the Bankruptcy Court. For the avoidance of doubt, except as otherwise provided herein, from and after the Effective Date, each Reorganized Debtor shall have and retain any and all rights and defenses such Debtor had immediately prior to the Effective Date with respect to any Disputed Claim or Interest, including the Causes of Action retained pursuant to Article IV.R of the Plan.

Any objections to Claims and Interests other than General Unsecured Claims shall be served and filed on or before the 180th day after the Effective Date or by such later date as ordered by the Bankruptcy Court. All Claims and Interests other than General Unsecured Claims not objected to by the end of such 180-day period shall be deemed Allowed unless such period is extended upon approval of the Bankruptcy Court. For the avoidance of doubt, the Bankruptcy Court may extend the time period to object to Claims set forth in this paragraph at any time, including before or after the expiration of 180 days after the Effective Date, in its discretion or upon request by the Debtors or any party in interest.

Notwithstanding the foregoing, the Debtors and Reorganized Debtors shall be entitled to dispute and/or otherwise object to any General Unsecured Claim in accordance with the Bankruptcy Code or any applicable nonbankruptcy law. If the Debtors, or Reorganized Debtors dispute any General Unsecured Claim, such dispute shall be determined, resolved, or adjudicated, as the case may be, in the manner as if the Chapter 11 Cases had not been commenced. In any action or proceeding to determine the existence, validity, or amount of any General Unsecured Claim, any and all claims or defenses that could have been asserted by the applicable Debtor(s) or the Entity holding such General Unsecured Claim are preserved as if the Chapter 11 Cases had not been commenced.

D.
Adjustment to Claims or Interests without Objection.

Any duplicate Claim or Interest or any Claim or Interest that has been paid, satisfied, amended, or superseded may be adjusted or expunged on the Claims Register by the Reorganized Debtors without the Reorganized Debtors having to File an application, motion, complaint, objection, or any other legal proceeding seeking to object to such Claim or Interest and without any further notice to or action, order, or approval of the Bankruptcy Court.

E.
Disallowance of Claims or Interests.

All Claims and Interests of any Entity from which property is sought by the Debtors under sections 542, 543, 550, or 553 of the Bankruptcy Code or that the Debtors or the Reorganized Debtors allege is a transferee of a transfer that is avoidable under sections 522(f), 522(h), 544, 545, 547, 548, 549, or 724(a) of the Bankruptcy Code shall be disallowed if: (a) the Entity, on the one hand, and the Debtors, in consultation with the Required Consenting Parties, or the Reorganized Debtors, as applicable, on the other hand, agree or the Bankruptcy Court has determined by Final Order that such Entity or transferee is liable to turn over any property or monies under any of the aforementioned

29

sections of the Bankruptcy Code; and (b) such Entity or transferee has failed to turn over such property by the date set forth in such agreement or Final Order.

F.
No Distributions Pending Allowance.

Notwithstanding any other provision of the Plan, if any portion of a Claim is a Disputed Claim, as applicable, no payment or distribution provided hereunder shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim; provided, that if only the Allowed amount of an otherwise valid Claim is Disputed, such Claim shall be deemed Allowed in the amount not Disputed and payment or distribution shall be made on account of such undisputed amount; provided, further, that this section shall not apply to the Allowed Notes Claims, and distributions provided under the Plan shall be made on account the Allowed Notes Claims on the Effective Date.

G.
Distributions After Allowance.

To the extent that a Disputed Claim ultimately becomes an Allowed Claim, distributions (if any) shall be made to the holder of such Allowed Claim in accordance with the provisions of the Plan. As soon as reasonably practicable after the date that the order or judgment of the Bankruptcy Court allowing any Disputed Claim becomes a Final Order, the Disbursing Agent shall provide to the holder of such Claim the distribution (if any) to which such holder is entitled under the Plan as of the Effective Date, without any interest to be paid on account of such Claim.

Article VIII.

SETTLEMENT, RELEASE, INJUNCTION, AND RELATED PROVISIONS
A.
Discharge of Claims and Termination of Interests.

Pursuant to section 1141(d) of the Bankruptcy Code, and except as otherwise specifically provided in the Plan or in any contract, instrument, or other agreement or document created or entered into pursuant to the Plan, the distributions, rights, and treatment that are provided in the Plan shall be in complete satisfaction, discharge, and release, effective as of the Effective Date, of Claims (including any Intercompany Claims resolved or compromised after the Effective Date by the Reorganized Debtors), Interests, and Causes of Action of any nature whatsoever, including any interest accrued on Claims or Interests from and after the Petition Date, whether known or unknown, against, liabilities of, Liens on, obligations of, rights against, and interests in, the Debtors or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims and Interests, including demands, liabilities, and Causes of Action that arose before the Effective Date, any liability (including withdrawal liability) to the extent such Claims or Interests relate to services performed by employees of the Debtors prior to the Effective Date and that arise from a termination of employment, any contingent or non-contingent liability on account of representations or warranties issued on or before the Effective Date, and all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, in each case whether or not: (1) a Proof of Claim based upon such debt or right is Filed or deemed Filed pursuant to section 501 of the Bankruptcy Code; (2) a Claim or Interest based upon such debt, right, or interest is Allowed pursuant to section 502 of the Bankruptcy Code; or (3) the holder of such a Claim or Interest has accepted the Plan. The Confirmation Order shall be a judicial determination of the discharge of all Claims (other than the Reinstated Claims) and Interests (other than the Intercompany Interests that are Reinstated) subject to the occurrence of the Effective Date.
B.
Release of Liens.

Except as otherwise provided in the Plan, or in any contract, instrument, release, or other agreement or document created pursuant to the Plan on the Effective Date and concurrently with the applicable distributions made or other treatment pursuant to the Plan and, in the case of a Secured Claim, satisfaction in full of the portion of the Secured Claim that is Allowed as of the Effective Date, except for Other Secured Claims that the Debtors elect to Reinstate in accordance with this Plan, all mortgages, deeds of trust, Liens, pledges, or other security interests against any property of the Estates shall be fully released and discharged, and all of the right, title, and interest of any holder of such mortgages, deeds of trust, Liens, pledges, or other security interests shall revert to the Reorganized Debtors and their successors and assigns. Any holder of such Secured Claim (and the applicable agents for such holder) shall be authorized and directed, at the sole cost and expense of the Reorganized Debtors, to release any collateral or other property of any Debtor (including any cash collateral and possessory collateral) held by such holder (and the applicable agents for such holder), and

30

to take such actions as may be reasonably requested by the Reorganized Debtors to evidence the release of such Lien, including the execution, delivery, and filing or recording of such releases. The presentation or filing of the Confirmation Order to or with any federal, state, provincial, or local agency or department shall constitute good and sufficient evidence of, but shall not be required to effect, the termination of such Liens.

To the extent that any holder of a Secured Claim that has been satisfied or discharged in full pursuant to the Plan, or any agent for such holder, has filed or recorded publicly any Liens and/or security interests to secure such holder’s Secured Claim, then as soon as practicable on or after the Effective Date, such holder (or the agent for such holder) shall take any and all steps requested by the Debtors or the Reorganized Debtors that are necessary or desirable to record or effectuate the cancellation and/or extinguishment of such Liens and/or security interests, including the making of any applicable filings or recordings, and the Reorganized Debtors shall be entitled to make any such filings or recordings on such holder’s behalf.

C.
Releases by the Debtors.

Notwithstanding anything contained in the Plan to the contrary, pursuant to section 1123(b) of the Bankruptcy Code, for good and valuable consideration, the adequacy of which is hereby confirmed, on and after the Effective Date, each Released Party is, and is deemed to be, hereby conclusively, absolutely, unconditionally, irrevocably, and forever released and discharged by each and all of the Debtors, the Reorganized Debtors, and their Estates, in each case on behalf of themselves and their respective Affiliates and Related Parties, directly or derivatively, by, through, for, or because of the foregoing Entities, from any and all Claims, obligations, rights, suits, damages, Causes of Action, remedies, and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, matured or unmatured, existing or hereafter arising, in law, equity, contract, tort, or otherwise, including any derivative claims, asserted or assertable on behalf of the Debtors, that the Debtors, the Reorganized Debtors, or their Estates or Affiliates would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim against, or Interest in, a Debtor or such Affiliate or Related Party, based on or relating to, or in any manner arising from, in whole or in part, the Debtors and their respective Affiliates and Related Parties (including the management, ownership, or operation thereof), the purchase, sale, or rescission of any Security of the Debtors or their respective Affiliates and Related Parties, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party, the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions, the ownership and/or operation of the Debtors by any Released Party or the distribution or transfer of any Cash or other Property of the Debtors to any Released Party, the Debtors’ capital structure, management, ownership or operation thereof, the Chapter 11 Cases, the formulation, preparation, dissemination, negotiation, filing, or consummation of the Restructuring Support Agreement and all exhibits thereto, the Definitive Documents, the Transaction Documents, or any Restructuring Transaction, the DIP Facility Documents, or any contract, instrument, release, or other agreement or document created or entered into in connection with the Restructuring Support Agreement and all exhibits thereto, the Definitive Documents, the Transaction Documents, the Plan (including, for the avoidance of doubt, the Plan Supplement), the DIP Facility Documents, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement or document (including any legal opinion requested by any Entity regarding any transaction, contract, instrument, document or agreement contemplated by the Plan or in reliance by any Released Party on the Plan or the Confirmation Order in lieu of such legal opinion), or upon any other related act or omission, transaction, agreement, event, or other occurrence taking place on or before taking place on or before the Effective Date related or relating to any of the foregoing.

Notwithstanding anything contained herein to the contrary, the foregoing release does not release (i) any obligations of any party under the Plan or any document, instrument, or agreement executed to implement the Plan, (ii) any post-Effective Date obligations of any party or Entity under the Plan, the Confirmation Order, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan or any Claim or obligation arising under the Plan, or (iii) the rights of holders of Allowed Claims or Interests to receive distributions under the Plan.

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Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Debtor Release, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the Debtor Release is: (a) in exchange for the good and valuable consideration provided by each of the Released Parties, including, without limitation, the Released Parties’ contributions to facilitating the Restructuring Transactions and implementing the Plan; (b) a good faith settlement and compromise of the Claims released by the Debtor Release; (c) in the best interests of the Debtors and all holders of Claims and Interests; (d) fair, equitable, and reasonable; (e) given and made after due notice and opportunity for hearing; and (f) a bar to any of the Debtors, the Reorganized Debtors, or the Debtors’ Estates asserting any Claim or Cause of Action released pursuant to the Debtor Release.

D.
Releases by the Releasing Parties.

Except as otherwise expressly set forth in this Plan or the Confirmation Order, on and after the Effective Date, in exchange for good and valuable consideration, the adequacy of which is hereby confirmed, pursuant to section 1123(b) of the Bankruptcy Code, on and after the Effective Date, each Released Party is, and is deemed to be, hereby conclusively, absolutely, unconditionally, irrevocably, and forever released and discharged by each Releasing Party (including any successor trustee or other representative in the Chapter 11 Cases any successor cases), in each case on behalf of themselves and their respective successors, assigns, and representatives, and any and all other Entities who may purport to assert any Claim or Cause of Action owned by the Releasing Parties, director or derivatively, by, through, for, or because of the foregoing Entities on behalf of the Releasing Parties, from any and all direct or derivative Claims and Causes of Action, whether known or unknown, foreseen or unforeseen, matured or unmatured, existing or hereafter arising, in law, equity, contract, tort, or otherwise, including any derivative claims asserted or assertable on behalf of the Debtors and their respective Affiliates and Related Parties, that any such Entity would have been legally entitled to assert in its own right (whether individually or collectively) or on behalf of the holder of any Claim against, or Interest in, a Releasing Party or other Entity, or that any holder of any Claim against, or Interest in, a Releasing Party or other Entity could have asserted on behalf of the Releasing Party, based on or relating to, or in any manner arising from, in whole or in part, the Debtors and their respective Affiliates and Related Parties (including the management, ownership, or operation thereof), the purchase, sale, or rescission of any Security of such Entities or Reorganized FEAM, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between or among any Debtor and any Released Party, the ownership and/or operation of the Debtors by any Released Party or the distribution or transfer of any Cash or other property of the Debtors to any Released Party, the assertion or enforcement of rights and remedies against the Debtors, the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions, the Restructuring Support Agreement and all exhibits thereto, the Plan (including, for the avoidance of doubt, the Plan Supplement), the Chapter 11 Cases, the Definitive Documents, the Transaction Documents, the DIP Facility Documents, or any Restructuring Transaction, contract, instrument, release, transaction or other agreement or document (including any legal opinion requested by any Entity regarding any transaction, contract, instrument, document or other agreement contemplated by the Plan or in reliance by any Released Party on the Plan or the Confirmation Order in lieu of such legal opinion) created or entered into in connection with the Restructuring Support Agreement and all exhibits thereto, the Definitive Documents, the Transaction Documents, the Plan (including, for the avoidance of doubt, the Plan Supplement), the DIP Facility Documents, the filing of the Chapter 11 Cases and any successor cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of Securities pursuant to the Restructuring Transactions and/or the Plan, or the distribution of property under the Restructuring Transactions and/or the Plan or any other related agreement, and the formulation, preparation, dissemination, negotiation, or filing thereof, or upon any other act, or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date related or relating to any of the foregoing.

Notwithstanding anything to the contrary in the foregoing, the releases set forth above do not release: (a) any rights and remedies of any holder of a Claim solely against any Debtor or its Estate, arising in the ordinary course of business prior to the Petition Date, including an administrative expense claim under section 503(b) of the Bankrtupcy Code, to prosecute such Claim against the applicable Debtor and its Estate, and to defend any objection to such Claim; (b) any post‑Effective Date obligations of any party or Entity under the

32

Plan, the Confirmation Order, any Restructuring Transaction, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan, including any Claim or obligation arising under the Plan; or (c) any Claims or Causes of Action arising under the DIP Orders or DIP Facility Documents.

Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Third-Party Release, which includes by reference each of the related provisions and definitions contained herein, and, further, shall constitute the Bankruptcy Court’s finding that the Third‑Party Release is: (a) consensual; (b) essential to the Confirmation of the Plan; (c) given in exchange for the good and valuable consideration provided by each of the Released Parties, including, without limitation, the Released Parties’ substantial contributions to facilitating the Restructuring Transactions and implementing the Plan; (d) a good faith settlement and compromise of the Claims released by the Third-Party Release; (e) in the best interests of the Debtors and their Estates; (f) fair, equitable, and reasonable; (g) given and made after due notice and opportunity for hearing; and (h) a bar to any of the Releasing Parties asserting any Claim or Cause of Action released pursuant to the Third-Party Release.

E.
Exculpation.

Except as otherwise specifically provided in the Plan, to the fullest extent permissible under applicable law, effective as of the Effective Date, no Exculpated Party shall have or incur liability for, and each Exculpated Party is hereby released and exculpated from, any Cause of Action for any claim related to any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the formulation, preparation, dissemination, negotiation, or filing of the Restructuring Support Agreement and related prepetition transactions, the Disclosure Statement, the Plan, the Plan Supplement, or any Restructuring Transaction, contract, instrument, release or other agreement or document created or entered into before or during the Chapter 11 Cases, any preference, fraudulent transfer, or other avoidance claim arising pursuant to chapter 5 of the Bankruptcy Code or other applicable law, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, except for claims related to any act or omission that is determined in a Final Order to have constituted actual fraud, willful misconduct, or gross negligence, but in all respects such Entities shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan.

The Exculpated Parties have, and upon confirmation of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable laws with regard to the solicitation of votes and distribution of consideration pursuant to the Plan and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan.

F.
Injunction.

Except as otherwise expressly provided in the Plan or for obligations issued or required to be paid or delivered pursuant to the Plan or the Confirmation Order, all Entities that have held, hold, or may hold Claims or Interests that have been released pursuant to the Plan, shall be discharged pursuant to the Plan, or are subject to exculpation pursuant to the Plan, are permanently enjoined, from and after the Effective Date, from taking any of the following actions against, as applicable, the Debtors, Reorganized Debtors, or the Released Parties: (i) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests; (ii) enforcing, attaching, collecting, or recovering by any manner or means any judgment, award, decree, or order against such Entities on account of or in connection with or with respect to any such Claims or Interests; (iii) creating, perfecting, or enforcing any lien or encumbrance of any kind against such Entities or the property or the estates of such Entities on account of or in connection with or with respect to any such Claims or Interests; (iv) asserting any right of setoff, subrogation, or recoupment of any kind against any obligation due from such Entities or against the property of such Entities on account of or in connection with or with respect to any such Claims or Interests unless such Entity has timely asserted such setoff right in a document Filed with the Bankruptcy Court explicitly preserving such setoff, and notwithstanding an indication of a Claim or Interest or otherwise that such Entity asserts, has, or intends to preserve any right of setoff pursuant to applicable law or otherwise; and (v) commencing or

33

continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests satisfied, released, or settled pursuant to the Plan.

G.
Protections Against Discriminatory Treatment.

Consistent with section 525 of the Bankruptcy Code and the Supremacy Clause of the U.S. Constitution, all Entities, including Governmental Units, shall not discriminate against the Reorganized Debtors or deny, revoke, suspend, or refuse to renew a license, permit, charter, franchise, or other similar grant to, condition such a grant to, discriminate with respect to such a grant against, the Reorganized Debtors, or another Entity with whom the Reorganized Debtors have been associated, solely because each Debtor has been a debtor under chapter 11 of the Bankruptcy Code, has been insolvent before the commencement of the Chapter 11 Cases (or during the Chapter 11 Cases but before the Debtors are granted or denied a discharge), or has not paid a debt that is dischargeable in the Chapter 11 Cases.

H.
Document Retention.

On and after the Effective Date, the Reorganized Debtors may maintain documents in accordance with their standard document retention policy, as may be altered, amended, modified, or supplemented by the Reorganized Debtors.

I.
Reimbursement or Contribution.

If the Bankruptcy Court disallows a Claim for reimbursement or contribution of an Entity pursuant to section 502(e)(1)(B) of the Bankruptcy Code, then to the extent that such Claim is contingent as of the time of allowance or disallowance, such Claim shall be forever disallowed and expunged notwithstanding section 502(j) of the Bankruptcy Code, unless prior to the Confirmation Date: (1) such Claim has been adjudicated as non‑contingent or (2) the relevant holder of a Claim has Filed a non-contingent Proof of Claim on account of such Claim and a Final Order has been entered prior to the Confirmation Date determining such Claim as no longer contingent.

Article IX.

CONDITIONS PRECEDENT TO CONFIRMATION
AND CONSUMMATION OF THE PLAN
A.
Conditions Precedent to the Effective Date.

It shall be a condition to the Effective Date that the following conditions shall have been satisfied or waived pursuant to the provisions of Article IX.B hereof:

1.
the Bankruptcy Court shall have entered the Confirmation Order, which shall be in form and substance consistent in all respects with the Restructuring Support Agreement and otherwise in form and substance acceptable to the Debtors and the Noteholders to the extent provided for by the Restructuring Support Agreement;
2.
the Debtors shall have obtained all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate the Plan and the Restructuring Transactions;
3.
the Plan, the Definitive Documents, and all documents contained in any Plan Supplement, including all other exhibits, schedules, amendments, modifications or supplements to the Plan Supplement, shall have been executed and/or filed, in form and substance consistent in all respects with the Restructuring Support Agreement and subject to the consent rights provided for by section 3.02 of the Restructuring Support Agreement;
4.
no court of competent jurisdiction or other competent governmental or regulatory authority shall have issued a final and non-appealable order making illegal or otherwise restricting, preventing or prohibiting, in a material respect, the consummation of the Plan, the Restructuring Transactions, the Restructuring Support Agreement or any of the Definitive Documents contemplated thereby;
5.
all professional fees and expenses of retained professionals required to be approved by the Bankruptcy Court shall have been paid in full or amounts sufficient to pay such fees and expenses after the Effective Date have been placed in the Professional Escrow Account in accordance with Article II.C hereof pending approval by the Bankruptcy Court;
6.
the Debtors shall have paid the reasonable and documented fees and expenses, including professional fees and expenses of the Noteholders, in accordance with the terms of the Restructuring Support Agreement and this Plan;
7.
the DIP Orders shall have been entered by the Bankruptcy Court and shall remain in full force and effect;

34

8.
the Debtors shall not be in default under the DIP Facility or the DIP Orders (or, to the extent that the Debtors are in default on the proposed Effective Date, such default shall have been waived by the DIP Lenders or cured by the Debtors in a manner consistent with the DIP Facility Documents or DIP Orders) and there shall not have occurred and/or be continuing any event, act, or omission that, but for the expiration of time, would permit any DIP Lender to terminate the DIP Facility in accordance with its terms upon the expiration of such time and the DIP Credit Agreement shall be in full force and effect;
9.
the Debtors shall have paid all reasonable and documented fees and expenses of the DIP Agent in accordance with the DIP Orders, solely to the extent the Debtors incur debtor-in-possession financing during the Chapter 11 Cases;
10.
all Compensation and Benefits Programs shall be assumed; and
11.
the Restructuring Support Agreement shall remain in full force and effect and no event shall have occurred or be occurring, unless such event has been waived, modified, extended, or otherwise amended by the applicable non-breaching parties thereto, that would (x) give rise to a termination right on the part of the Consenting Parties or (y) allow for termination of the Restructuring Support Agreement as to all parties, in each case with or without the passage of time under any applicable cure period.
B.
Waiver of Conditions.

The conditions to Consummation set forth in this Article IX may be waived by the Debtors in accordance with the Restructuring Support Agreement and subject to the consent rights provided for by section 3.02 of the Restructuring Support Agreement, without notice, leave, or order of the Bankruptcy Court or any formal action other than proceedings to confirm or consummate the Plan.

C.
Effect of Failure of Conditions.

If Consummation does not occur, the Plan shall be null and void in all respects and nothing contained in the Plan, the Disclosure Statement, or the Restructuring Support Agreement shall: (1) constitute a waiver or release of any claims by the Debtors, Claims, or Interests; (2) prejudice in any manner the rights of the Debtors, any holders of Claims or Interests, or any other Entity; or (3) constitute an admission, acknowledgment, offer, or undertaking by the Debtors, any holders of Claims or Interests, or any other Entity.

D.
Substantial Consummation

“Substantial Consummation” of the Plan, as defined in 11 U.S.C. § 1101(2), shall be deemed to occur on the Effective Date.

Article X.

MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN
A.
Modification and Amendments.

Except as otherwise specifically provided in this Plan and subject to the consent rights set forth in the Restructuring Support Agreement, the Debtors reserve the right to modify the Plan, whether such modification is material or immaterial, and seek Confirmation consistent with the Bankruptcy Code and, as appropriate, not resolicit votes on such modified Plan. Subject to those restrictions on modifications set forth in the Plan and the requirements of section 1127 of the Bankruptcy Code, Rule 3019 of the Federal Rules of Bankruptcy Procedure, and, to the extent applicable, sections 1122, 1123, and 1125 of the Bankruptcy Code, each of the Debtors (subject to the consent rights set forth in the Restructuring Support Agreement) expressly reserves its respective rights to revoke or withdraw, or to alter, amend, or modify the Plan with respect to such Debtor, one or more times, after Confirmation, and, to the extent necessary may initiate proceedings in the Bankruptcy Court to so alter, amend, or modify the Plan, or remedy any defect or omission, or reconcile any inconsistencies in the Plan, the Disclosure Statement, or the Confirmation Order, in such matters as may be necessary to carry out the purposes and intent of the Plan.

35

B.
Effect of Confirmation on Modifications.

Entry of the Confirmation Order shall mean that all modifications or amendments to the Plan since the solicitation thereof are approved pursuant to section 1127(a) of the Bankruptcy Code and do not require additional disclosure or resolicitation under Bankruptcy Rule 3019.

C.
Revocation or Withdrawal of Plan.

The Debtors reserve the right to revoke or withdraw the Plan prior to the Confirmation Date and to File subsequent plans of reorganization. If the Debtors revoke or withdraw the Plan, or if Confirmation or Consummation does not occur, then: (1) the Plan shall be null and void in all respects; (2) any settlement or compromise embodied in the Plan (including the fixing or limiting to an amount certain of any Claim or Interest or Class of Claims or Interests), assumption or rejection of Executory Contracts or Unexpired Leases effected under the Plan, and any document or agreement executed pursuant to the Plan, shall be deemed null and void; and (3) nothing contained in the Plan shall: (a) constitute a waiver or release of any Claims or Interests; (b) prejudice in any manner the rights of such Debtor or any other Entity; or (c) constitute an admission, acknowledgement, offer, or undertaking of any sort by such Debtor or any other Entity.

Article XI.

RETENTION OF JURISDICTION

Notwithstanding the entry of the Confirmation Order and the occurrence of the Effective Date, on and after the Effective Date, the Bankruptcy Court shall retain exclusive jurisdiction over all matters arising out of, or relating to, the Chapter 11 Cases and the Plan pursuant to sections 105(a) and 1142 of the Bankruptcy Code, including jurisdiction to:

1.
allow, disallow, determine, liquidate, classify, estimate, or establish the priority, secured or unsecured status, or amount of any Claim or Interest, including the resolution of any request for payment of any Administrative Claim and the resolution of any and all objections to the secured or unsecured status, priority, amount, or allowance of Claims or Interests;
2.
decide and resolve all matters related to the granting and denying, in whole or in part, any applications for allowance of compensation or reimbursement of expenses to Professionals authorized pursuant to the Bankruptcy Code or the Plan;
3.
resolve any matters related to: (a) the assumption, assumption and assignment, or rejection of any Executory Contract or Unexpired Lease to which a Debtor is party or with respect to which a Debtor may be liable and to hear, determine, and, if necessary, liquidate, any Claims arising therefrom, including Cures pursuant to section 365 of the Bankruptcy Code; (b) any potential contractual obligation under any Executory Contract or Unexpired Lease that is assumed; (c) the Reorganized Debtors amending, modifying, or supplementing, after the Effective Date, pursuant to Article V hereof, any Executory Contracts or Unexpired Leases to the list of Executory Contracts and Unexpired Leases to be rejected or otherwise; and (d) any dispute regarding whether a contract or lease is or was executory or expired;
4.
ensure that distributions to holders of Allowed Claims are accomplished pursuant to the provisions of the Plan and adjudicate any and all disputes arising from or relating to distributions under the Plan;
5.
adjudicate, decide, or resolve any motions, adversary proceedings, contested or litigated matters, and any other matters, and grant or deny any applications involving a Debtor that may be pending on the Effective Date;
6.
adjudicate, decide, or resolve any and all matters related to section 1141 of the Bankruptcy Code;

36

7.
enter and implement such orders as may be necessary to execute, implement, or consummate the provisions of the Plan and all contracts, instruments, releases, indentures, and other agreements or documents created in connection with the Plan or the Disclosure Statement, including the Restructuring Support Agreement;
8.
enter and enforce any order for the sale of property pursuant to sections 363, 1123, or 1146(a) of the Bankruptcy Code;
9.
resolve any cases, controversies, suits, disputes, or Causes of Action that may arise in connection with the Consummation, interpretation, or enforcement of the Plan or any Entity’s obligations incurred in connection with the Plan;
10.
issue injunctions, enter and implement other orders, or take such other actions as may be necessary to restrain interference by any Entity with Consummation or enforcement of the Plan;
11.
resolve any cases, controversies, suits, disputes, or Causes of Action with respect to the releases, injunctions, exculpations, and other provisions contained in Article VIII hereof and enter such orders as may be necessary or appropriate to implement such releases, injunctions, and other provisions;
12.
resolve any cases, controversies, suits, disputes, or Causes of Action with respect to the repayment or return of distributions and the recovery of additional amounts owed by the holder of a Claim for amounts not timely repaid pursuant to Article VI.L hereof;
13.
enter and implement such orders as are necessary if the Confirmation Order is for any reason modified, stayed, reversed, revoked, or vacated;
14.
determine any other matters that may arise in connection with or relate to the Plan, the Plan Supplement, the Disclosure Statement, the Confirmation Order, or any contract, instrument, release, indenture, or other agreement or document created in connection with the Plan or the Disclosure Statement, including the Restructuring Support Agreement;
15.
enter an order concluding or closing the Chapter 11 Cases;
16.
adjudicate any and all disputes arising from or relating to distributions under the Plan;
17.
consider any modifications of the Plan, to cure any defect or omission, or to reconcile any inconsistency in any Bankruptcy Court order, including the Confirmation Order;
18.
determine requests for the payment of Claims entitled to priority pursuant to section 507 of the Bankruptcy Code;
19.
hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of the Plan or the Confirmation Order, including disputes arising under agreements, documents, or instruments executed in connection with the Plan;
20.
hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;
21.
hear and determine all disputes involving the existence, nature, scope, or enforcement of any exculpations, discharges, injunctions, and releases granted in the Plan, including under Article VIII hereof, regardless of whether such termination occurred prior to or after the Effective Date;
22.
enforce all orders previously entered by the Bankruptcy Court; and
23.
hear any other matter not inconsistent with the Bankruptcy Code.

37

Article XII.

MISCELLANEOUS PROVISIONS
A.
Immediate Binding Effect.

Subject to Article IX.A hereof and notwithstanding Bankruptcy Rules 3020(e), 6004(h), or 7062 or otherwise, upon the occurrence of the Effective Date, the terms of the Plan (including, for the avoidance of doubt, the documents and instruments contained in the Plan Supplement) shall be immediately effective and enforceable and deemed binding upon the Debtors, the Reorganized Debtors, any and all holders of Claims or Interests (irrespective of whether such holders of Claims or Interests have, or are deemed to have accepted the Plan), all Entities that are parties to or are subject to the settlements, compromises, releases, discharges, and injunctions described in the Plan, each Entity acquiring property under the Plan, and any and all non-Debtor parties to Executory Contracts and Unexpired Leases with the Debtors.

B.
Additional Documents.

On or before the Effective Date, the Debtors may file with the Bankruptcy Court such agreements and other documents as may be necessary to effectuate and further evidence the terms and conditions of the Plan and the Restructuring Support Agreement. The Debtors or the Reorganized Debtors, as applicable, and all holders of Claims receiving distributions pursuant to the Plan and all other parties in interest shall, from time to time, prepare, execute, and deliver any agreements or documents and take any other actions as may be necessary or advisable to effectuate the provisions and intent of the Plan.

C.
Payment of Statutory Fees.

All fees payable pursuant to section 1930(a) of the Judicial Code, as determined by the Bankruptcy Court at a hearing pursuant to section 1128 of the Bankruptcy Code, shall be paid by each of the Reorganized Debtors (or the Disbursing Agent on behalf of each of the Reorganized Debtors) for each quarter (including any fraction thereof) until the earlier of entry of a final decree closing such Chapter 11 Cases or an order of dismissal or conversion, whichever comes first.

D.
Statutory Committee and Cessation of Fee and Expense Payment.

On the Effective Date, any statutory committee appointed in the Chapter 11 Cases shall dissolve and members thereof shall be released and discharged from all rights and duties from or related to the Chapter 11 Cases. The Reorganized Debtors shall no longer be responsible for paying any fees or expenses incurred by the members of or advisors to any statutory committees after the Effective Date.

E.
Reservation of Rights.

Except as expressly set forth in the Plan, the Plan shall have no force or effect unless the Bankruptcy Court shall enter the Confirmation Order, and the Confirmation Order shall have no force or effect if the Effective Date does not occur. None of the Filing of the Plan, any statement or provision contained in the Plan, or the taking of any action by any Debtor with respect to the Plan, the Disclosure Statement, or the Plan Supplement shall be or shall be deemed to be an admission or waiver of any rights of any Debtor with respect to the holders of Claims or Interests prior to the Effective Date.

F.
Successors and Assigns.

The rights, benefits, and obligations of any Entity named or referred to in the Plan shall be binding on, and shall inure to the benefit of any heir, executor, administrator, successor or assign, Affiliate, officer, manager, director, agent, representative, attorney, beneficiaries, or guardian, if any, of each Entity.

G.
Notices.

All notices, requests, and demands to or upon the Debtors to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

38

Debtors	Counsel to the Debtors
5E Advanced Materials, Inc. 9329 Mariposa Road, Suite 210 Hesperia, CA 92344 Attention: Paul Weibel, Chief Financial Officer and Corporate Secretary E-mail address: pweibel@5eadvancedmaterials.com	Pachulski Stang Ziehl & Jones LLP 919 North Market Street, 17th Floor P.O. Box 8705 Wilmington, Delaware 19899-8705 (Courier 19801) Attention: Laura Davis Jones
Counsel to Ascend	Counsel to BEP
Mehigan LLP 30 Cecil Street Prudential Tower, #24-01 Singapore 049712 Attention: Darinne Ko	Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022 Attention: Brian E. Schartz and Allyson B. Smith
United States Trustee
Office of the United States Trustee 844 King Street, Suite 2207 Lockbox 35 Wilmington, Delaware 19801

After the Effective Date, the Reorganized Debtors have the authority to send a notice to Entities that to continue to receive documents pursuant to Bankruptcy Rule 2002, such Entity must file a renewed request to receive documents pursuant to Bankruptcy Rule 2002. After the Effective Date, the Reorganized Debtors are authorized to limit the list of Entities receiving documents pursuant to Bankruptcy Rule 2002 to those Entities who have Filed such renewed requests.

H.
Term of Injunctions or Stays.

Unless otherwise provided in the Plan or in the Confirmation Order, all injunctions or stays in effect in the Chapter 11 Cases pursuant to sections 105 or 362 of the Bankruptcy Code or any order of the Bankruptcy Court, and extant on the Confirmation Date (excluding any injunctions or stays contained in the Plan or the Confirmation Order) shall remain in full force and effect until the Effective Date. All injunctions or stays contained in the Plan or the Confirmation Order shall remain in full force and effect in accordance with their terms.

I.
Entire Agreement.

Except as otherwise indicated, and without limiting the effectiveness of the Restructuring Support Agreement, the Plan (including, for the avoidance of doubt, the documents and instruments in the Plan Supplement) supersedes all previous and contemporaneous negotiations, promises, covenants, agreements, understandings, and representations on such subjects, all of which have become merged and integrated into the Plan.

J.
Exhibits.

All exhibits and documents included in the Plan Supplement are incorporated into and are a part of the Plan as if set forth in full in the Plan. After the exhibits and documents are Filed, copies of such exhibits and documents shall be available upon written request to the Debtors’ counsel at the address above or by downloading such exhibits and documents from the Debtors’ restructuring website at [  ] or the Bankruptcy Court’s website at https://ecf.deb.uscourts.gov. To the extent any exhibit or document is inconsistent with the terms of the Plan, unless otherwise ordered by the Bankruptcy Court, the non-exhibit or non-document portion of the Plan shall control.

39

K.
Nonseverability of Plan Provisions.

If, prior to Confirmation, any term or provision of the Plan is held by the Bankruptcy Court to be invalid, void, or unenforceable, the Bankruptcy Court shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration, or interpretation, the remainder of the terms and provisions of the Plan will remain in full force and effect and will in no way be affected, impaired, or invalidated by such holding, alteration, or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is: (1) valid and enforceable pursuant to its terms; (2) integral to the Plan and may not be deleted or modified without the Debtors’ or Reorganized Debtors’ consent, as applicable; provided, that any such deletion or modification must be consistent with the Restructuring Support Agreement; and (3) nonseverable and mutually dependent.

L.
Votes Solicited in Good Faith.

Upon entry of the Confirmation Order, the Debtors will be deemed to have solicited votes on the Plan in good faith and in compliance with section 1125(g) of the Bankruptcy Code, and pursuant to section 1125(e) of the Bankruptcy Code, the Debtors and each of their respective Affiliates, agents, representatives, members, principals, shareholders, officers, directors, employees, advisors, and attorneys will be deemed to have participated in good faith and in compliance with the Bankruptcy Code in the offer, issuance, sale, and purchase of securities offered and sold under the Plan and any previous plan, and, therefore, neither any of such parties or individuals or the Reorganized Debtors will have any liability for the violation of any applicable law, rule, or regulation governing the solicitation of votes on the Plan or the offer, issuance, sale, or purchase of the Securities offered and sold under the Plan and any previous plan.

M.
Closing of Chapter 11 Cases.

Upon the occurrence of the Effective Date, the Reorganized Debtors shall be permitted to close all of the Chapter 11 Cases except for one of the Chapter 11 Cases as determined by the Reorganized Debtors, and all contested matters relating to each of the Debtors, including objections to Claims, shall be administered and heard in such Chapter 11 Case. The Reorganized Debtors shall, promptly after the full administration of the Chapter 11 Cases, File with the Bankruptcy Court all documents required by Bankruptcy Rule 3022 and any applicable order of the Bankruptcy Court to close any remaining Chapter 11 Case.

N.
Waiver or Estoppel.

Each holder of a Claim or an Interest shall be deemed to have waived any right to assert any argument, including the right to argue that its Claim or Interest should be Allowed in a certain amount, in a certain priority, secured or not subordinated by virtue of an agreement made with the Debtors or their counsel, or any other Entity, if such agreement was not disclosed in the Plan, the Disclosure Statement, or papers Filed with the Bankruptcy Court prior to the Confirmation Date.

[Remainder of page intentionally left blank]

40

Dated: [•], 2025	5E ADVANCED MATERIALS, INC.
on behalf of itself and all other Debtors

/s/
[•]
[TITLE]

EXHIBIT E

DIP Term Sheet

DIP Term Sheet

5E ADVANCED MATERIALS, INC.

DEBTOR-IN-POSSESSION FACILITY TERM SHEET

JANUARY 14, 2025

This term sheet (the “DIP Term Sheet”) summarizes certain terms and conditions (and does not purport to summarize all of the terms and conditions) of a potential superpriority secured debtor-in-possession term loan credit facility (the “DIP Facility”) to be provided to the DIP Facility Borrower (as defined herein), in its capacity as a debtor and debtor in possession (together with its affiliated debtors, the “Debtors”), in connection with their respective cases (along with the cases of their affiliated debtors, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). The DIP Facility will be subject to the approval of, and consummated in the Chapter 11 Cases in, a United States Bankruptcy Court in a jurisdiction to be agreed upon by the Debtors, BEP, and the Ascend Noteholders (the “Bankruptcy Court”), in accordance with the DIP/Cash Collateral Orders, the DIP Credit Agreement, and the DIP/Cash Collateral Motion. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Restructuring Support Agreement to which this DIP Term Sheet is attached as Exhibit E (the “Restructuring Support Agreement”).

Without limiting the generality of the foregoing, this DIP Term Sheet and the undertakings contemplated herein are subject in all respects to the negotiation, execution, and delivery of definitive documentation in form and substance consistent with this DIP Term Sheet and otherwise acceptable to the Company and the DIP Lenders as well as the satisfactory completion of due diligence.

This DIP Term Sheet is presented for discussion purposes only, does not constitute a commitment to provide, accept, or consent to any financing or otherwise create any implied or express legally binding or enforceable obligation on any party (or any affiliates of a party), at law or in equity, to negotiate or enter into definitive documentation related to the DIP Facility or to negotiate in good faith or otherwise. This DIP Term Sheet is provided as part of a settlement proposal in furtherance of settlement discussions and is entitled to protection from any use or disclosure to any party or person pursuant to Federal Rule of Evidence 408 and any applicable statutes, doctrines, or rules protecting the use or disclosure of confidential information and information exchanged in the context of settlement discussions.

DIP Facility
Borrower	• 5E Advanced Materials, Inc. (the “DIP Facility Borrower”)
Guarantors

• Each subsidiary of the DIP Facility Borrower that is a guarantor under that certain Amended and Restated Note Purchase Agreement, dated as of January 18, 2024 (the “Prepetition Debt Facility”), by and between the DIP Facility Borrower, as issuer, BEP Special Situations IV LLC (“BEP”), Ascend Global Investment Fund SPC (“Ascend”), and Meridian Investments Corporation (“Meridian,” together with Ascend, the “Ascend Noteholders”) as purchasers, and other persons party to such agreement, as purchasers, certain guarantors, and Alter Domus (US) LLC, as collateral agent (the “Prepetition Debt Facility Agent”) (such guarantors collectively with the DIP Facility Borrower, the “Loan Parties”)

Agent	• Alter Domus (US) LLC
Lenders	• BEP and/or its affiliates and the Ascend Noteholders and/or their respective affiliates (collectively, the “DIP Lenders”)

Amount & Type

A superpriority senior secured debtor-in-possession term loan credit facility (the “DIP Facility”), which shall consist of:

•
“roll-up” term loans equal to $[35] million, whereby a portion of the Secured Debt Facility (as defined in the Restructuring Term Sheet) shall be converted into term loans under the DIP Facility (the “DIP Roll-Up Loans”) equal to the amount on a dollar for dollar basis of DIP New Money Loans actually funded and on such day as the DIP New Money Loans are actually funded. For the avoidance of doubt, the roll up amounts will be principal and/or interest, but not any fees or “make whole” amounts that may otherwise be payable under Secured Debt Facility (if any);
•
“new money” term loans in an aggregate principal amount equal to $[10] million (the “DIP New Money Loans”, together with the DIP Roll-Up Loans, the “DIP Loans”), subject to and upon entry of the Interim DIP/Cash Collateral Order and Final DIP/Cash Collateral Order, as applicable;
•
“DIP New Money Loan Commitments” comprise the commitments with respect to the DIP New Money Loans;
•
“DIP Obligations” comprise all principal, interest, fees, premiums, costs, expenses, and other amounts owing to the DIP Lenders and the DIP Agent in respect of the DIP Facility; and
•
“DIP Claims” comprise any and all claims against any DIP Facility obligor on account of the DIP Obligations.
•

Term	• [4] months
Use of Proceeds

• The proceeds of the DIP Facility shall be used, upon entry of the Interim DIP/Cash Collateral Order (up to $[●]), and the balance upon entry of the Final DIP/Cash Collateral Order in respect of the Chapter 11 Cases:

o to pay certain costs, fees, and expenses related to the Chapter 11 Cases;

o to pay certain adequate protection payments related to the Chapter 11 Cases; and

o to fund certain working capital needs of the Debtors during the Chapter 11 Cases.

Interest Rate
•
At all times prior to the occurrence of an Event of Default, interest on the DIP Loans shall accrue at a per annum rate equal to 15%. All such interest shall be paid monthly in arrears and in kind.
•
Upon the occurrence and during the continuance of an Event of Default, unless otherwise waived by the DIP Lenders, the Interest Rate on all DIP Obligations (including interest on overdue principal, interest, and other amounts) shall accrue at an additional 2% per annum.

Fees	• [Upfront fee of 2.50%] • [Exit fee of 1.00%]
Amortization	• None
DIP Collateral	• Substantially all present and after acquired property (whether tangible, intangible, real, personal, or mixed) of the Loan Parties
Priority of DIP Collateral	• Superpriority priming liens on all encumbered assets and a first lien on all unencumbered assets, subject to customary exceptions and prior permitted liens under the Prepetition Debt Facility
Adequate Protection

• The secured parties under the Prepetition Debt Facility and the DIP Lenders shall be entitled to receive usual and customary adequate protection for any diminution in value arising from (a) the sale, lease, or use by the Debtors of prepetition collateral in respect of such prepetition indebtedness, including cash collateral, (b) the priming of their security interests and liens in the prepetition collateral in respect of such prepetition indebtedness, and (c) the imposition of the automatic stay pursuant to section 362 of the Bankruptcy Code.

Milestones	• Consistent with the Milestones set forth in the Restructuring Support Agreement

2

Carve-out
•
All liens and priorities afforded for the DIP Facility shall be subject to payment of (i) Bankruptcy Court and U.S. Trustee fees; (ii) up to $75,000 incurred by a trustee under section 726(b) of the Bankruptcy Code; (iii) approved expenses incurred by members of the Creditors’ Committee; (iv) Debtors’ and Creditors’ Committee’s professional fees and expenses incurred until the first business day following delivery of a notice by the DIP Lenders following an event of default; and (v) for Debtors’ professional fees incurred after such date up to $275,000 (the “Carve-Out”).

Release

• Upon entry of the Final DIP/Cash Collateral Order, a full release by the Loan Parties of BEP and its affiliates and the Ascend Noteholders and their respective affiliates, in a form satisfactory to BEP and the Ascend Noteholders in their reasonable discretion

Conditions Precedent to Closing and Funding	• Usual and customary for financings of this type
Mandatory and Voluntary Prepayments	• Usual and customary for financings of this type
Representations and Warranties	• Usual and customary for financings of this type
Financial Reporting Requirements

• Usual and customary for financings of this type, including financial statement reporting, budget reporting, and budget variance reporting. Budget variance reporting to be provided every two weeks. Liquidity reporting (including receipts/disbursements and opening/ending cash) to be provided every two weeks.

Financial Covenants	• Usual and customary for financings of this type
Other Covenants	• Other affirmative and negative covenants usual and customary for financings of this type
Events of Default	• Usual and customary for financings of this type
Voting	• Usual and customary for financings of this type
Counsel to BEP	• Kirkland & Ellis LLP
Counsel to Ascend Noteholders	• Mehigan LLP
Counsel to DIP Agent	• Holland & Knight LLP

3

EXHIBIT F

Fourth Amendment to the Amended and Restated Note Purchase Agreement

AMENDMENT NO. 4 TO THE

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 4 dated as of January 14, 2025 (this “Amendment”) to the Amended and Restated Note Purchase Agreement dated as of January 18, 2024 (as amended by Amendment No. 1 to the Amended and Restated Note Purchase Agreement, dated as of April 28, 2024, as amended by Amendment No. 2 to the Amended and Restated Note Purchase Agreement, dated as of May 28, 2024, and as amended by Amendment No. 3 to the Amended and Restated Note Purchase Agreement, dated as of September 16, 2024 the “Existing Note Purchase Agreement”; and as amended by this Amendment, and as may be further amended, restated, amended and restated, modified or supplemented from time to time, the “Note Purchase Agreement”) is entered into by and among 5E Advanced Materials, Inc., a Delaware corporation with offices located at 9329 Mariposa Road, Suite 210, Hesperia, CA, 92344 (“Issuer”), Alter Domus (US) LLC (the “Collateral Agent”), the Guarantors, and the Purchasers signatory hereto.

WHEREAS, the Issuer desires to sell to (i) Bluescape, and Bluescape will purchase and acquire from the Issuer, new secured promissory notes in the aggregate principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) (the “New BEP Notes”), (ii) Ascend, and Ascend will purchase and acquire from the Issuer, new secured promissory notes in the aggregate principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) (the “New Ascend Notes”), and (iii) Meridian, and Meridian will purchase and acquire from the Issuer, new secured promissory notes in the aggregate principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) (the “New Meridian Notes” and, collectively with the New BEP Notes and the New Ascend Notes, the “Amendment No. 4 Notes”);

WHEREAS, the parties hereto desire to amend the Existing Note Purchase Agreement as set forth herein; and

WHEREAS, the undersigned Purchasers constitute the Required Purchasers.

NOW THEREFORE, to induce the undersigned Purchasers to enter into this Amendment in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.
Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Note Purchase Agreement as amended hereby, such terms and their respective definitions being incorporated herein by reference.
2.
Incremental Notes. On the Amendment No. 4 Effective Date (as defined below), Bluescape, Ascend, and Meridian agree to purchase the Amendment No. 4 Notes, subject to the conditions set forth herein. The Amendment No. 4 Notes shall be “Notes” for all purposes under the Note Documents. There shall be no requirement that the Holders of the existing Notes purchase such Amendment No. 4 Notes in accordance with their Pro Rata Share.
3.
Amendments.
3.1
Effective as of the Amendment No. 4 Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the body of the Existing Note Purchase Agreement is hereby amended such that, after giving effect to all such amendments, it shall read in its entirety as set forth in Annex A attached hereto.

3.2
Schedule 2.2 to the Existing Note Purchase Agreement is hereby amended and restated in its entirety as set forth on Annex B attached hereto.
4.
Effectiveness. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived, as confirmed in writing by or on behalf of each of Bluescape, Ascend and Meridian (the date of such written confirmation hereinafter referred to as, the “Amendment No. 4 Effective Date”):
4.1
a copy of this Amendment, duly executed by the Issuer, the Guarantors, each of Bluescape, Ascend, and Meridian, as purchasers of the Amendment No. 4 Notes and the Required Purchasers, any other Required Purchasers party hereto, and the Collateral Agent;
4.2
delivery of (i) the New BEP Notes in an aggregate principal amount of $2,500,0000 duly executed by Issuer to Bluescape, (ii) the New Ascend Notes in an aggregate principal amount of $1,250,000 duly executed by Issuer to Ascend, and (iii) the New Meridian Notes in an aggregate principal amount of $1,250,000 duly executed by Issuer to Meridian;
4.3
delivery to Bluescape, Ascend and Meridian of the Operating Documents and good standing certificates of Issuer and each Guarantor certified by the Secretary of State (or equivalent agency) of Issuer’s and each such Guarantor’s jurisdiction of organization or formation and each jurisdiction in which Issuer and each Guarantor is qualified to conduct business, each as of a date no earlier than thirty (30) days prior to the Amendment No. 4 Effective Date;
4.4
delivery to the Collateral Agent, Bluescape, Ascend, and Meridian of a certificate of Issuer executed by the Secretary of Issuer and each Guarantor executed by a director or officer of the relevant Guarantor with appropriate insertions and attachments, including with respect to (i) the Operating Documents of Issuer or such Guarantor (which Certificate of Incorporation of Issuer shall be certified by the Secretary of State of the State of Delaware); (ii) the resolutions adopted by the Board of Directors or the board of directors (or the functional equivalent thereof) of such Guarantor (except for any Australian Obligor, for which only an extract of such resolutions will be given) for the purpose of approving the transactions contemplated by the Note Documents; (iii) in the case of each Guarantor, the up-to-date share register of such Guarantor; and (iv) in the case of each Guarantor, the identification by name and title, and the specimen signatures of, the officers of such Guarantor authorized to sign the Note Documents to which such Guarantor is party;
4.5
delivery to the Collateral Agent, Bluescape, Ascend and Meridian of a duly executed legal opinion of counsel to Issuer and the Guarantors dated as of the Amendment No. 4 Effective Date, in form and substance satisfactory to Bluescape, Ascend and Meridian;
4.6
delivery to the Collateral Agent, Bluescape, Ascend and Meridian of a duly executed legal opinion of Australian counsel to Issuer and Guarantors dated as of the Amendment No. 4 Effective Date, in form and substance satisfactory to Bluescape, Ascend and Meridian;
4.7
the representations and warranties in Sections 5 and 6 hereof shall be true, accurate and complete in all material respects on the Amendment No. 4 Effective Date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the purchase of the Amendment No. 4 Notes;

4.8
after giving effect to this Amendment, no Event of Default or an event that with the passage of time could result in an Event of Default, shall exist;
4.9
payment of the fees, Purchasers’ Expenses, legal fees and expenses of the Collateral Agent in connection with the negotiation of this Amendment and the other Note Documents and Collateral Agent Fees then due as specified in Section 2.4 of the Note Purchase Agreement;
4.10
a completed Perfection Certificate for Issuer and each Guarantor; and
4.11
the lack of any revocation, and the continuing effectiveness of, the waiver provided by ASX to the Issuer with respect to ASX Listing Rule 7.1 pursuant to that certain decision letter from ASX to the Issuer dated as of April 30, 2024 (the “ASX Letter”) and the continued accuracy of the conditions set forth therein.

Except as otherwise modified by this Amendment, the Existing Note Purchase Agreement is and shall continue to be in full force and effect in accordance with its terms.

5.
Representations and Warranties of the Issuer and each Guarantor. The Issuer and each Guarantor hereby represents and warrants to the Required Purchasers that, as of the date hereof:
5.1
Organization; Requisite Power and Authority; Qualification. The Issuer and each Guarantor (a) is a duly organized or formed and validly existing corporation or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (b) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it does business or owns assets, except where the failure to be so qualified would not reasonably be expected to result in a Material Adverse Change.
5.2
Representations and Warranties. All representations and warranties contained in the Note Purchase Agreement and in the other Note Documents are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) with the same effect as though such representations and warranties had been made as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) only as of such specified date).
5.3
No Event of Default. No Event of Default is continuing or would result after giving effect to this Amendment.
5.4
Due Authorization. The execution, delivery and performance by the Issuer and each Guarantor of this Amendment has been duly authorized by all necessary corporate, limited liability company or partnership (as applicable) action and, if required, shareholder, member and/or partner action, on the part of the Issuer and each Guarantor.
5.5
ASX Letter. The ASX Letter has not been revoked and the waiver granted to the Issuer thereunder remains in effect on a pro forma basis after giving effect to the issuance of the Amendment No. 4 Notes and the conditions set forth in the ASX Letter remain complete and accurate in all respects.

5.6
Binding Obligation. This Amendment, and each other document executed and delivered in connection herewith, has been duly executed and delivered by the Issuer and the Guarantors and is the legally valid and binding obligation of the Issuer and each Guarantor, enforceable against the Issuer and each Guarantor in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability (whether enforcement is sought in equity or at law).
5.7
Liens.
(a)
The liens and security interests under the Note Documents are valid and subsisting and secure the Obligations.
(b)
The Issuer for itself and on behalf of the Guarantors hereby ratifies and reaffirms the validity and enforceability of (i) the Liens and security interests granted by the Issuer and the Guarantors to the Collateral Agent for the benefit of the Secured Parties to secure the Obligations pursuant to the Note Documents, including, for the avoidance of doubt, all Obligations arising under the Note Purchase Agreement after giving effect to this Amendment and (ii) the obligations of the Issuer and the Guarantors under the Note Purchase Agreement and the other Note Documents, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, each such Note Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects.
6.
Representations and Warranties of the Purchasers. Each of Bluescape, Ascend and Meridian, severally and not jointly, hereby represents and warrants to the Issuer and the Guarantors that, as of the date hereof:
6.1
Investor Status. Such Purchaser is (i) an “accredited investor” as defined in Regulation D promulgated under the Securities Act, (ii) an institutional account as defined in FINRA Rule 4512(c), (iii) an Eligible Investor, (iv) not acting on behalf of, or for the benefit of, any person who is not an Eligible Investor, and (v) is not acquiring the Amendment No. 4 Notes (or shares of Common Stock issuable upon conversion of the Amendment No. 4 Notes) with the purpose of selling or transferring, or granting, issuing, or transferring interests in, or options over, the Amendment No. 4 Notes (or shares of Common Stock issuable upon conversion of the Amendment No. 4 Notes) within 12 months of their purchase or issuance other than to an Eligible Investor.
6.2
Representations and Warranties. All representations and warranties of each of Bluescape, Ascend and Meridian contained in the Note Purchase Agreement and in the other Note Documents are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) with the same effect as though such representations and warranties had been made as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) only as of such specified date).
6.3
Due Authorization. The execution, delivery and performance by such Purchaser of this Amendment has been duly authorized by all necessary corporate, limited liability company or partnership (as applicable) action and, if required, shareholder, member and/or partner action, on the part of such Purchaser.

6.4
Binding Obligation. This Amendment has been duly executed and delivered by such Purchaser and is the legally valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability (whether enforcement is sought in equity or at law).
7.
Miscellaneous.
7.1
Ratification and Affirmation.
(a)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Collateral Agent or any Purchaser under the Existing Note Purchase Agreement or any Note Document, or constitute a waiver or amendment of any other provision of the Existing Note Purchase Agreement or any Note Document except as and to the extent expressly set forth herein. Section 9.6 of the Note Purchase Agreement remains in full force and effect and is hereby ratified and confirmed by Issuer and the Guarantors. Except as expressly provided herein, neither the execution by the Collateral Agent or any Purchaser of this Amendment, nor any other act or omission by the Collateral Agent or any Purchaser or their respective officers in connection herewith, shall be deemed a waiver by the Collateral Agent or any Purchaser of any defaults which may exist or which may occur in the future under the Note Purchase Agreement and/or the other Note Documents (collectively, “Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Collateral Agent’s or any Purchaser’s right at any time to exercise any right, privilege or remedy in connection with the Note Documents with respect to any Violations, (ii) amend or alter any provision of the Note Purchase Agreement, the other Note Documents, or any other contract or instrument, except as expressly set forth herein, or (iii) constitute any course of dealing or other basis for altering any obligation of Issuer or any right, privilege or remedy of the Collateral Agent or the Purchasers under the Note Purchase Agreement, the other Note Documents, or any other contract or instrument.
(b)
Issuer and the Guarantors hereby confirm that this Amendment shall not constitute a novation and that the guaranties, security interests and liens granted pursuant to the Note Documents (as amended hereby) continue to guarantee the Guaranteed Obligations and secure the Obligations as set forth in the Note Documents (as amended hereby) and that such guaranties, security interests and liens remain in full force and effect.
(c)
Without limitation of the foregoing subsection (a) or (b), and in furtherance thereof, as security for the prompt payment or performance in full of all of the Obligations and the Guaranteed Obligations (including, for the avoidance of doubt, all Obligations or Guaranteed Obligations arising under the Note Purchase Agreement after giving effect to this Amendment), as applicable, (i) the Issuer and each Guarantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties (including, for the avoidance of doubt, the undersigned Purchasers), a security interest in the Collateral, wherever located, whether now existing or hereafter acquired or arising, and all proceeds and products and supporting obligations in respect thereof, in each case in accordance with and subject to the terms and conditions of the Note Purchase Agreement, as amended by this Amendment, and (ii) American Pacific Borates Pty Ltd (ABN 68 615 606 114) hereby pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties (including, for the avoidance of doubt, the undersigned Purchasers), a security interest in the Pledged Collateral (as defined in the Operating Company Pledge Agreement), in accordance with and subject to the terms and conditions of the Operating Company Pledge Agreement. The Issuer and each Guarantor hereby authorizes the Collateral Agent to file UCC-1 financing statements with all appropriate jurisdictions to perfect the Collateral Agent’s interest or rights under the Note Documents, and such financing statements may describe the collateral in the same manner as described in the Note Documents or as “all assets of the Debtor, whether now existing or hereafter acquired” or words with similar effect. Each Guarantor agrees that the Guaranteed Obligations guaranteed by the Note Documents (in accordance with and subject to the terms thereof) shall include the Amendment No. 4 Notes and all other Obligations arising under the Note Purchase Agreement after giving effect to this Amendment.
7.2
Waivers and Amendments. Any provision of this Amendment may be amended, waived or modified only upon the written consent of the Issuer and the Required Purchasers.
7.3
Other. Section 11 (Choice of Law, Venue and Jury Trial Waiver) and Section 12.2 (Expense Reimbursement; Indemnification; Waivers) of the Existing Note Purchase Agreement are hereby incorporated by reference mutatis mutandis.
7.4
Successors and Assigns. Subject to any restrictions on transfer described in this Amendment and the Note Purchase Agreement, the rights and obligations of the Issuer and the Purchasers under this Amendment and the Note Purchase Agreement shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.
7.5
Note Document. From and after the Amendment No. 4 Effective Date, this Amendment is a “Note Document” as defined and described in the Note Purchase Agreement, and all of the terms and provisions of the Note Purchase Agreement relating to Note Documents shall apply hereto.
7.6
Entire Agreement. This Amendment together with the Note Purchase Agreement constitute and contain the entire agreement among the Issuer, the Collateral Agent and Purchasers and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof. From and after the Amendment No. 4 Effective Date, all references to Note Purchase Agreement contained in the Note Documents shall be deemed to refer to the Note Purchase Agreement as amended by this Amendment.
7.7
Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.
7.8
RELEASE BY THE ISSUER AND GUARANTORS. FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE ISSUER FOR ITSELF AND ON BEHALF OF EACH GUARANTOR HEREBY, FOR ITSELF AND ITS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, RELEASES AND FOREVER DISCHARGES THE COLLATERAL AGENT AND EACH PURCHASER AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, TRUSTEES, ATTORNEYS, AGENTS, ADVISORS (INCLUDING ATTORNEYS, ACCOUNTANTS AND EXPERTS) AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, LIABILITIES, COSTS, DAMAGES, EXPENSES OR OTHER OBLIGATIONS OF ANY KIND AND NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT,

CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE EFFECTIVENESS OF THIS AMENDMENT AND ARE IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO ANY OF THIS AMENDMENT, THE NOTE PURCHASE AGREEMENT, ANY OTHER NOTE DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”). THE ISSUER, BY EXECUTION HEREOF, HEREBY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS IN THIS SECTION 7.8 ARE INTENDED TO COVER AND BE IN FULL SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS.

(Signature pages follow)

The parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

ISSUER:

5E ADVANCED MATERIALS, INC.

By:	/s/ Paul Weibel
Name:	Paul Weibel
Title:	Chief Executive Officer

GUARANTORS:

AMERICAN PACIFIC BORATES PTY LTD

Executed by American Pacific Borates Pty Ltd (ABN 68 615 606 114) in accordance with section 127 of the Australian Corporations Act 2001 (Cth)
by a director and director/company secretary:

/s/ Paul Weibel	/s/ Bryn Jones
Signature of director	Signature of director/ company secretary

Paul Weibel	Bryn Jones
Name of director (please print)	Name of director/ company secretary (please print)

5E BORON AMERICAS, LLC

By:	/s/ Paul Weibel
Name:	Paul Weibel
Title:	President

[Siganture Page to Amendment No. 4 to A&R NPA]

COLLATERAL AGENT:

ALTER DOMUS (US) LLC

By:	/s/ Matthew Trybula
Name:	Matthew Trybula
Title:	Associate Counsel

[Siganture Page to Amendment No. 4 to A&R NPA]

PURCHASER:

BEP SPECIAL SITUATIONS IV LLC

By:	/s/ Jonathan Siegler
Name:	Jonathan Siegler
Title:	Managing Director and Chief Financial Officer

[Siganture Page to Amendment No. 4 to A&R NPA]

PURCHASER:

ASCEND GLOBAL INVESTMENT FUND SPC

FOR AND ON BEHALF OF STRATEGIC SP

By:	/s/ Mulyadi Tjandra
Name:	Mulyadi Tjandra
Title:	Director

[Siganture Page to Amendment No. 4 to A&R NPA]

PURCHASER:

MERIDIAN INVESTMENTS CORPORATION

By:	/s/ Mulyadi Tjandra
Name:	Mulyadi Tjandra
Title:	Director

[Siganture Page to Amendment No. 4 to A&R NPA]

Annex A

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

BY AND AMONG

5E ADVANCED MATERIALS, INC.,

THE GUARANTOR,

THE PURCHASERS,

AND

ALTER DOMUS (US) LLC

as Collateral Agent

Dated as of January 18, 2024

as amended by Amendment No. 1 on April 28, 2024

as amended by Amendment No. 2 on May 28, 2024

as amended by Amendment No. 3 on September 16, 2024

as amended by Amendment No. 4 on January 14, 2025

||

1.	DEFINITIONS AND OTHER TERMS	1
1.1	Terms	1
1.2	Section References	1
1.3	Divisions	1
1.4	Australian Banking Code of Practice	2
1.5	Definitions	2
2.	NOTES AND TERMS OF PAYMENT	38
2.1	[Reserved]	38
2.2	Issuance of Notes	38
2.3	Payment of Interest on the Notes	41
2.4	Fees	42
2.5	Taxes; Increased Costs	43
2.6	Notes	43
2.7	Reserved	43
2.8	Conversion	43
2.9	Adjustments to the Conversion Rate in Connection with a Make-Whole Fundamental Change	54
2.10	Reserved	56
2.11	Effect of Common Stock Change Event	56
3.	CONDITIONS OF NOTES	58
3.1	Conditions Precedent to Restatement Date	58
4.	CREATION OF SECURITY INTEREST	59
4.1	Grant of Security Interest	59
4.2	Authorization to File Financing Statements	60
5.	REPRESENTATIONS AND WARRANTIES	60
5.1	Due Organization, Authorization: Power and Authority	60
5.2	Collateral	61
5.3	Subsidiaries’ Equity Interests	61
5.4	Litigation	62
5.5	No Broker’s Fees	62
5.6	No Material Adverse Change; Financial Statements	62
5.7	No General Solicitation	62
5.8	Accredited Investors	62
5.9	Solvency	62
5.10	No Registration Required	62
5.11	SEC Reports	62
5.12	Internal Controls	63

i

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5.13	Disclosure Controls and Procedures	63
5.14	Regulatory Compliance	64
5.15	Investments	64
5.16	Tax Returns and Payments; Pension Contributions	64
5.17	Full Disclosure	65
5.18	Enforceability	65
5.19	Valid Issuance of Notes and Guarantees	65
5.20	Title Ownership	66
5.21	Environmental Matters	66
5.22	Trustee	67
6.	AFFIRMATIVE COVENANTS	67
6.1	Government Compliance	67
6.2	Financial Statements, Reports, Certificates; Notices	67
6.3	Inventory; Returns	70
6.4	Taxes; Pensions	70
6.5	Insurance	70
6.6	Collateral Accounts	71
6.7	Protection of Intellectual Property Rights	71
6.8	Litigation Cooperation	71
6.9	Landlord Waivers; Bailee Waivers	71
6.10	Creation/Acquisition of Subsidiaries	72
6.11	Further Assurances	72
6.12	Title Ownership	72
6.13	Environmental Matters	72
6.14	Compliance Policies	73
6.15	ASX Letter	73
6.16	Amendment No. 3 Post-Closing Covenants	73
7.	NEGATIVE COVENANTS	74
7.1	Dispositions	74
7.2	Changes in Business or Business Locations	75
7.3	Mergers or Acquisitions	75
7.4	Incurrence of Indebtedness and Issuance of Preferred Stock	75
7.5	Encumbrance	76
7.6	Maintenance of Collateral Accounts	76
7.7	Restricted Payments	76
7.8	[Reserved]	77
7.9	Transactions with Affiliates	78
7.10	Dividend and Other Payment Restrictions Affecting Subsidiaries	79
7.11	Compliance	80
7.12	Compliance with Anti-Terrorism Laws	80
7.13	Limitation on Issuance of Capital Stock	81
7.14	Financial Covenant	81

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8.	EVENTS OF DEFAULT	81
8.1	Payment Default	81
8.2	Covenant Default	81
8.3	Material Adverse Change	82
8.4	Attachment; Levy; Restraint on Business	82
8.5	Insolvency	82
8.6	Other Agreements	82
8.7	Judgments	82
8.8	Misrepresentations	82
8.9	Change in Control	82
8.10	Guaranty	83
8.11	Governmental Approvals	83
8.12	Lien Priority	83
8.13	Cure Right	83
9.	RIGHTS AND REMEDIES	84
9.1	Rights and Remedies	84
9.2	Power of Attorney	86
9.3	Protective Payments	86
9.4	Application of Payments and Proceeds	86
9.5	Liability for Collateral	87
9.6	No Waiver; Remedies Cumulative	87
9.7	Demand Waiver	88
9.8	Grant of Intellectual Property License	88
9.9	Setoff and Sharing of Payments	88
10.	NOTICES	89
11.	CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER	91
11.1	Waiver of Jury Trial	91
11.2	Governing Law and Jurisdiction	91
11.3	Submission to Jurisdiction	91
11.4	Service of Process	91
11.5	Non-exclusive Jurisdiction	92
12.	GENERAL PROVISIONS	92
12.1	Successors and Assigns	92
12.2	Expense Reimbursement; Indemnification; Waivers	93
12.3	Severability of Provisions	95
12.4	Correction of Note Documents	95
12.5	Amendments in Writing; Integration	95
12.6	Counterparts	96
12.7	Survival	96
12.8	Confidentiality	96

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12.9	Right of Set Off	97
12.10	Cooperation of Issuer	97
12.11	Public Announcement	98
12.12	Collateral Agent and Purchaser Agreement	98
12.13	Time of Essence	98
12.14	Termination Prior to Maturity Date; Survival	98
12.15	Guaranty	98
12.16	Representations and Warranties of the Purchasers	101
12.17	Tax Matters	102
12.18	Amended and Restatement	103
12.19	PPSA Provisions.	104
12.20	Beneficial Ownership Limitation	105
12.21	Purchaser Covenant	106

Exhibits

Exhibit A – Description of Collateral

Exhibit B – Collateral Agent and Purchaser Terms

Exhibit C – Taxes; Increased Costs

Exhibit D – Compliance Certificate

Exhibit E – Form of Note

Schedules

Schedule 2.2 – Purchasers

Schedule 7.4 – Existing Indebtedness

Schedule 7.7 – Existing Investments

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THIS AMENDED AND RESTATED NOTE PURCHASE AGREEMENT (as the same may be amended, restated, modified, or supplemented from time to time, this “Agreement”), dated as of January 18, 2024 (the “Restatement Date”) is entered into by and among, BEP Special Situations IV LLC (“Bluescape”), Ascend Global Investment Fund SPC, for and on behalf of Strategic SP (“Ascend”), Meridian Investments Corporation (“Meridian”) and any other persons otherwise a party hereto from time to time (each a “Purchaser”), 5E Advanced Materials, Inc., a Delaware corporation with offices located at 9329 Mariposa Road, Suite 210, Hesperia, CA, 92344 (“Issuer”), the Guarantors from time to time party hereto and Alter Domus (US) LLC (“Alter Domus”), as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”), provides the terms on which the Purchasers shall purchase the Notes (each as defined below) as set forth herein.

This Agreement (including all Exhibits and Schedules) shall amend, restate and replace in its entirety the Original Note Purchase Agreement (as defined below) (including all exhibits and schedules attached thereto) on and as of the Restatement Date.

The parties agree hereby as follows:

1. DEFINITIONS AND OTHER TERMS

1.1 Terms. Capitalized terms used herein shall have the meanings set forth in Section 1.5 to the extent defined therein. All other capitalized terms used but not defined herein shall have the meaning given to such terms in the Code. Any accounting term used but not defined herein shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP. The term “financial statements” shall include the accompanying notes and schedules. Notwithstanding anything to the contrary contained herein, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, (a) the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded, and (b) all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the effectiveness of FASB ASC 842 shall continue to be accounted for as operating leases (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with FASB ASC 842 or otherwise (on a prospective or retroactive basis or otherwise) to be treated as capital lease obligations in the financial statements.

1.2 Section References. Any section, subsection, schedule or exhibit references are to this Agreement unless otherwise specified.

1.3 Divisions. For all purposes under the Note Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

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1.4 Australian Banking Code of Practice. Each party to this Agreement agrees that the Australian Banking Code of Practice does not apply to the Note Documents and the transactions under them.

1.5 Definitions. The following terms are defined in the Sections or subsections referenced opposite such terms:

“Additional Shares”	Section 2.9(a)
“Agreement”	Preamble
“Amendment No. 2 Ascend Notes”	Section 2.2(a)(iii)
“Amendment No. 2 Ascend Notes Purchase Price”	Section 2.2(a)(iii)
“Amendment No. 2 BEP Notes”	Section 2.2(a)(iii)
“Amendment No. 2 BEP Notes Purchase Price”	Section 2.2(a)(iii)
“Amendment No. 2 Notes”	Section 2.2(a)(iii)
“Amendment No. 2 Notes Purchase Price”	Section 2.2(a)(iii)
“Amendment No. 3 Ascend Notes”	Section 2.2(a)(iv)
“Amendment No. 3 Ascend Notes Purchase Price”	Section 2.2(a)(iv)
“Amendment No. 3 BEP Notes”	Section 2.2(a)(iv)
“Amendment No. 3 BEP Notes Purchase Price”	Section 2.2(a)(iv)
“Amendment No. 3 Meridian Notes”	Section 2.2(a)(iv)
“Amendment No. 3 Meridian Notes Purchase Price”	Section 2.2(a)(iv)
“Amendment No. 3 Notes”	Section 2.2(a)(iv)
“Amendment No. 3 Notes Purchase Price”	Section 2.2(a)(iv)
“Amendment No. 4 Ascend Notes”	Section 2.2(a)(v)
“Amendment No. 4 Ascend Notes Purchase Price”	Section 2.2(a)(v)
“Amendment No. 4 BEP Notes”	Section 2.2(a)(v)
“Amendment No. 4 BEP Notes Purchase Price”	Section 2.2(a)(v)
“Amendment No. 4 Meridian Notes”	Section 2.2(a)(v)
“Amendment No. 4 Meridian Notes Purchase Price”	Section 2.2(a)(v)
“Amendment No. 4 Notes”	Section 2.2(a)(v)
“Amendment No. 4 Notes Purchase Price”	Section 2.2(a)(v)
“ASX Letter”	Section 6.15
“Claims”	Section 12.2(b)
“Closing Date”	Section 2.2(a)(ii)
“Collateral Agent”	Preamble

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“Collateral Agent Expenses”	Exhibit B, Section 6
“Collateral Agent Fees”	Section 2.4(b)
“Collateral Agent License”	Section 9.8
“Common Stock Change Event”	Section 2.11(a)(iv)
“Communications”	Section 10
“Connection Income Taxes”	Exhibit C, Section 1
“Conversion Consideration”	Section 2.8(c)
“Cure Period”	Section 8.13
“Cure Right”	Section 8.13
“Declined Amount”	Section 2.2(c)
“Default Rate”	Section 2.3(b)
“Degressive Issuance”	Section 2.8(d)(vi)
“Environmental Laws”	Section 5.21(a)
“Environmental Permits”	Section 5.21(a)
“Event of Default”	Section 8
“Excess Funding Guarantor”	Section 12.15(f)
“Excluded Taxes”	Exhibit C, Section 1
“Expiration Date”	Section 2.8(d)(v)
“Expiration Time”	Section 2.8(d)(v)
“FATCA”	Exhibit C, Section 1
“Financial Covenant”	Section 8.13.
“Foreign Purchaser”	Exhibit C, Section 1
“Guaranteed Obligations”	Section 12.15
“Initial Notes Purchase Price”	Section 2.2(a)(i)
“Indemnified Person”	Section 12.2(b)
“Indemnified Taxes”	Exhibit C, Section 1
“Intended Tax Treatment”	Section 12.17
“Issuer”	Preamble
“Mandatory Prepayment Date”	Section 2.2(c)
“New Subsidiary”	Section 6.10
“Note” and “Notes”	Section 2.2
“Other Connection Taxes”	Exhibit C, Section 1

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“Other Taxes”	Exhibit C, Section 1
“Participant Register”	Section 12.1
“Perfection Certificate” and “Perfection Certificates”	Section 5.1
“PIK Interest”	Section 2.3(d)
“Purchase Price”	Section 2.2(a)(i)
“Purchaser” and “Purchasers”	Preamble
“Purchaser’s Note Record”	Section 2.6
“Purchaser Transfer”	Section 12.1
“Recipient”	Exhibit C, Section 1
“Reference Property”	Section 2.11(a)(iv)
“Reference Property Unit”	Section 2.11(a)(iv)
“Register”	Section 12.1
“Restatement Date”	Preamble
“Spin-Off”	Section 2.8(d)(iii)(2)
“Spin-Off Valuation Period”	Section 2.8(d)(iii)(2)
“Successor Person”	Section 2.11(a)(iv)(2)
“Tender/Exchange Offer Valuation Period”	Section 2.8(d)(v)
“Termination Date”	Exhibit B, Section 8
“U.S. Person”	Exhibit C, Section 1
“U.S. Tax Compliance Certificate”	Exhibit C, Section 7
“Weighted Average Issuance Price”	Section 2.8(d)(vi)
“Withholding Agent”	Exhibit C, Section 1

In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings:

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made under the Code, and includes, without limitation, all accounts receivable and other sums owing to Issuer.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made under the Code.

“Acquired Debt” means, with respect to any specified Person:

(1) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is

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incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming, a Subsidiary of, such specified Person; and

(2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

“Additional Assets” means:

(1) any assets (other than cash, Cash Equivalents, securities and notes) to be owned by Issuer or any Subsidiary and used in a Permitted Business; or

(2) Capital Stock of a Person that becomes a Subsidiary as a result of the acquisition of such Capital Stock by Issuer or another Subsidiary from any Person other than Issuer or a Subsidiary; provided, however, that, in the case of this clause (2), such Subsidiary is primarily engaged in a Permitted Business.

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser. As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other ownership interest, by contract, or otherwise.

“Affiliate Transaction” means a transaction in which Issuer or any Subsidiaries acts to, directly or indirectly, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction or series of transactions, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of Issuer or any Subsidiaries, unless:

(1) the Affiliate Transaction is on terms that are no less favorable to Issuer or the relevant Subsidiary, taken as a whole, than those that would have been obtained in a comparable transaction by Issuer or such Subsidiary with a Person that is not an Affiliate of Issuer or such Subsidiary;

(2) Issuer delivers to the Purchasers, with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $1,000,000, a resolution of the Board of Directors set forth in an Officer’s Certificate certifying that such Affiliate Transaction complies with Section 7.9 and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors; and

(3) Issuer delivers to the Purchasers, with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5.0 million, a favorable written opinion from a nationally recognized investment banking, appraisal or accounting firm (A) as to the fairness of the transaction to Issuer and the Subsidiaries from a financial point of view; or (B) stating that the terms of such transaction are, taken as a whole, no less favorable to Issuer or the relevant Subsidiary than those that would have been obtained in a

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comparable arm’s-length transaction by Issuer or such Subsidiary with a Person that is not an Affiliate of Issuer or any Subsidiary.

The definition of “Affiliate Transaction” above is subject to the exceptions in Section 7.9.

“Amendment No. 2” means that certain Amendment No. 2 to the Amended and Restated Note Purchase Agreement, dated as of May 28, 2024, by and among the Issuer, each Purchaser party thereto, each Guarantor party thereto and the Collateral Agent.

“Amendment No. 2 Effective Date” has the meaning assigned to such term in Amendment No. 2.

“Amendment No. 2 Notes Conversion Rate” initially means 650.4065 shares of Common Stock per $1,000 principal amount of Notes; provided, however, that the Amendment No. 2 Notes Conversion Rate is subject to adjustment pursuant to Section 2.8 (including as a result of the Degressive Issuance effected on August 27, 2024); provided, further, that whenever this Agreement refers to the Amendment No. 2 Notes Conversion Rate as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Existing Notes Conversion Rate as of the Close of Business on such date.

“Amendment No. 3” means that certain Amendment No. 3 to the Amended and Restated Note Purchase Agreement, dated as of September 16, 2024, by and among the Issuer, each Purchaser party thereto, each Guarantor party thereto and the Collateral Agent.

“Amendment No. 3 Effective Date” has the meaning assigned to such term in Amendment No. 3.

“Amendment No. 3 Notes Conversion Rate” initially means 1,066.6667 shares of Common Stock per $1,000 principal amount of Notes; provided, however, that the Amendment No. 3 Notes Conversion Rate is subject to adjustment pursuant to Section 2.8; provided, further, that whenever this Agreement refers to the Amendment No. 3 Notes as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Amendment No. 3 Notes Conversion Rate as of the Close of Business on such date.

“Amendment No. 4” means that certain Amendment No. 4 to the Amended and Restated Note Purchase Agreement, dated as of January 14, 2025, by and among the Issuer, each Purchaser party thereto, each Guarantor party thereto and the Collateral Agent.

“Amendment No. 4 Effective Date” has the meaning assigned to such term in Amendment No. 4.

“Amendment No. 4 Notes Conversion Rate” initially means 3,424.9375 shares of Common Stock per $1,000 principal amount of Notes; provided, however, that the Amendment No. 4 Notes Conversion Rate is subject to adjustment pursuant to Section 2.8; provided, further, that whenever this Agreement refers to the Amendment No. 4 Notes as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Amendment No. 4 Notes Conversion Rate as of the Close of Business on such date.

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“Anti-Corruption Laws” are any laws, rules, or regulations relating to bribery or corruption, including without limitation the Foreign Corrupt Practices Act and UK Bribery Act.

“Anti-Terrorism Laws” are any laws, rules, regulations or orders relating to terrorism, sanctions or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, the laws, regulations, and orders administered by OFAC and the U.S. State Department, and similar applicable laws, regulations and directives imposed or enforced by the United Nations Security Council, European Union, United Kingdom and Australia.

“Asset Sale” means any Transfer, excluding:

(1) Transfers involving assets having a Fair Market Value in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000);

(2) a transfer of assets (including, without limitation, Capital Stock) between or among Issuer and the Subsidiaries;

(3) an issuance of Capital Stock by a Subsidiary to Issuer or to another Subsidiary;

(4) any sale or other disposition of damaged, worn-out or obsolete assets or assets otherwise unsuitable or no longer required for use (including the abandonment or other disposition of property that is, in the reasonable judgment of Issuer, no longer profitable, economically practicable to maintain or useful in the conduct of the business of Issuer and the Subsidiaries, taken as whole), in each case, in the ordinary course of the business of Issuer and the Subsidiaries;

(5) a Restricted Payment that does not violate Section 7.7, or a Permitted Investment;

(6) the sale, lease, sublease, license, sublicense, consignment, conveyance or other disposition of products, services, Intellectual Property, inventory and other assets in the ordinary course of business, including leases with respect to facilities that are temporarily not in use or pending their disposition;

(7) a disposition of leasehold improvements or leased assets in connection with the termination of any operating lease;

(8) (x) dispositions of receivables in connection with the compromise, settlement or collection thereof in the ordinary course of business or in bankruptcy or similar proceedings and exclusive of factoring or similar arrangements; or (y) the sale, settlement, termination, unwinding or other disposition of Hedging Obligations or other financial instruments in the ordinary course of business;

(9) any foreclosure, condemnation, expropriation or any similar action with respect to the property or other assets of Issuer or any Subsidiary;

(10) the sublease or assignment to third parties of leased facilities in the ordinary course of business;

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(11) the transfer, sale or other disposition resulting from any involuntary loss of title, casualty event, involuntary loss or damage to or destruction of, or any condemnation or other taking of, any property or assets of Issuer or any Subsidiary;

(12) the creation of or realization on a Lien to the extent that the granting of such Lien was not in violation of Section 7.5;

(13) any surrender or waiver of contract rights or settlement, release, recovery on or surrender of contract, tort or other claims;

(14) the sale or other disposition of cash or Cash Equivalents pursuant to transactions not prohibited by this Agreement; and

(15) sales, transfers and other dispositions of Investments in joint ventures made in the ordinary course of business or to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements.

“ASX” means ASX Limited (ACN 008 624 691) or the securities exchange operated by it (as the context requires).

“Attributable Debt” means in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP; provided, however, that if such sale and leaseback transaction results in a Capital Lease Obligation, the amount of Attributable Debt represented thereby will be the amount of liability in respect thereof determined in accordance with the definition of “Capital Lease Obligation”.

“Australia” means the Commonwealth of Australia (and “Australian” shall be construed accordingly).

“Australian Corporations Act” means the Australian Corporations Act 2001 (Cth).

“Australian Obligors” means each Subsidiary of the Issuer established or incorporated in Australia that is, or is required to become, a Guarantor hereunder.

“Australian Security Documents” means the General Security Deed, the Pledge Agreement and the Operating Company Pledge Agreement.

“Authorized Denomination” means, with respect to a Note, a principal amount thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof (or, if any PIK Interest has been paid, $1.00 or any integral multiple of $1.00 in excess thereof).

“Banking Code of Practice” means the Banking Code of Practice published by the Australian Banking Association, as amended, revised or amended and restated from time to time.

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“Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101–1532, as amended.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms “Beneficially Owns” and “Beneficially Owned” have correlative meanings.

“Blocked Person” is any Person: (a) listed in the annex to, or is otherwise the subject of Executive Order No. 13224; (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (c) a Person with which any Purchaser is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224; or (e) a Person that is named on any OFAC List or other similar list.

“Board of Directors” means the Board of Directors (or the functional equivalent thereof) of Issuer or any duly authorized committee of such Board of Directors.

“Business Day” is any day that is not a Saturday, Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease on or prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty; provided that such determination shall be made without giving effect to Accounting Standards Codification 842, Leases (or any other Accounting Standards Codification having similar result or effect) (and related interpretations) to the extent any lease (or similar arrangement) would be required to be treated as a capital lease thereunder where such lease (or arrangement) would have been treated as an operating lease under GAAP as in effect immediately prior to the effectiveness of such Accounting Standards Codification.

“Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity, but shall not include any debt securities convertible into or exchangeable for any securities otherwise constituting Capital Stock pursuant to this definition. Unless the context otherwise requires, Capital Stock shall refer to Capital Stock of Issuer.

“Cash Equivalents” means:

(1) any evidence of Indebtedness issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof with a final maturity not exceeding five years from the date of acquisition;

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(2) deposits, certificates of deposit or acceptances of any financial institution that is a member of the Federal Reserve System and whose unsecured long term debt is rated at least “A” by Standard & Poor’s Ratings, a division of McGraw Hill Financial, Inc. (“S&P”), or at least “A2” by Moody’s Investors Service, Inc. (“Moody’s”) or any respective successor agency;

(3) commercial paper with a maturity of 365 days or less issued by a corporation (other than an Affiliate of Issuer) organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and rated at least “A-1” by S&P and at least “P-1” by Moody’s or any respective successor agency;

(4) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States maturing within 365 days from the date of acquisition;

(5) readily marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 365 days from the date of acquisition and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s or any respective successor agency;

(6) demand deposits, savings deposits, time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia having, capital and surplus aggregating in excess of $500,000,000 and a rating of “A” (or such other similar equivalent rating) or higher by at least one “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act) with maturities of not more than 365 days from the date of acquisition;

(7) money market funds which invest substantially all of their assets in securities described in the preceding clauses (1) through (6); and

(8) in the case of a Foreign Subsidiary, instruments equivalent to those referred to in clauses (1) through (7) above denominated in a foreign currency, which are (i) substantially equivalent in tenor, (ii) issued by, or entered into with, foreign persons with credit quality generally accepted by businesses in the jurisdictions in which such Foreign Subsidiary operates and (iii) customarily used by businesses for short-term cash management purposes in any jurisdiction outside of the United States to the extent reasonably required in connection with any business conducted by such Foreign Subsidiary.

“Change in Control” means the occurrence of any of the following: (a) the direct or indirect sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any Person, (b) the Common Stock (or other common stock underlying the Notes) ceases to be listed or quoted on any of The NASDAQ Global Select Market, The NASDAQ Global Market or The New York Stock Exchange (or any of their respective successors), (c) any recapitalization or change of the Common Stock as a result of which the Common Stock would be converted into stock, other securities, other property or assets, any share exchange, or any

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consolidation or merger or other transaction of the Issuer pursuant to which the Common Stock will be converted into cash, securities or other property or assets (or any combination thereof), unless the Beneficial Owners of the Common Stock immediately prior to such transaction Beneficially Own more than 50% of all classes of voting stock of the continuing or surviving company, (d) the Issuer’s stockholders approve any plan or proposal for the liquidation or dissolution of the Issuer, (e) the consummation of any transaction or series of transactions (including, without limitation, pursuant to a merger or consolidation), the result of which any “person” or “group” within the meaning of Section 13(d) of the Exchange Act becomes the Beneficial Owner, directly or indirectly, of more than 50% of the voting power of the Voting Stock of the Issuer, (f) any transaction (other than a transaction permitted pursuant to Section 7.3) as a result of which Issuer ceases to own, directly or indirectly, 100% of the Capital Stock of the Operating Company, or (g) any “change of control” (or any comparable term) in any document pertaining to any Junior Indebtedness, the aggregate principal amount of which is in excess of One Million Dollars ($1,000,000) and such “change of control” allows the holders of such Indebtedness to redeem such Indebtedness or otherwise requires Issuer to prepay such Indebtedness.

“Close of Business” means 5:00 p.m., New York City time.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Note Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Issuer and each Guarantor described on Exhibit A, subject to a Lien under the Note Documents in favor of the Collateral Agent, on behalf of the Secured Parties, to secure the Obligations.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account, or any other bank account maintained by Issuer or any Guarantor at any time.

“Collateral Agent” is Alter Domus, not in its individual capacity, but solely in its capacity as collateral agent, together with its successors and assigns in such capacity, on behalf of and for the ratable benefit of the Secured Parties.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made under the Code.

“Common Stock” means the common stock, par value $0.01, of Issuer.

“Compliance Certificate” is that certain certificate in substantially the form attached hereto as Exhibit D.

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“Control Agreement” is any control agreement entered into among the depository institution at which Issuer or any Guarantor maintains a Deposit Account or the securities intermediary or commodity intermediary at which Issuer or any Guarantor maintains a Securities Account or a Commodity Account, Issuer or such Guarantor, as applicable, and Collateral Agent pursuant to which Collateral Agent, for the ratable benefit of the Secured Parties, obtains “control” (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Conversion Date” means, with respect to a Note, the first Business Day on which the requirements set forth in Section 2.8(b) to convert such Note are satisfied.

“Conversion Price” means, as of any time, an amount equal to (A) one thousand dollars ($1,000) divided by (B) the Conversion Rate in effect at such time as applicable to the relevant Notes.

“Conversion Rate” means, as applicable, (i) with respect to the Initial Notes, the Initial Notes Conversion Rate, (ii) with respect to the Amendment No. 2 Notes, the Amendment No. 2 Conversion Rate, (iii) with respect to the Amendment No. 3 Notes, the Amendment No. 3 Notes Conversion Rate and (iv) with respect to the Amendment No. 4 Notes, the Amendment No. 4 Notes Conversion Rate; provided, however, that the Conversion Rate is subject to adjustment pursuant to Section 2.8, as applicable; provided, further, that whenever this Agreement refers to the Conversion Rate as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Conversion Rate as of the Close of Business on such date, as applicable to the relevant notes.

“Conversion Share” means any share of Common Stock issued or issuable upon conversion of any Note.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Default” means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made under the Code.

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the earlier of (x) the date that is 91 days after the Maturity Date and (y) the date that is 91 days after the date the Notes cease to remain outstanding; provided that only the portion of the Capital Stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date will be deemed to be Disqualified Stock; provided, further, that if such Capital Stock is issued to any employee or to any plan for the benefit of employees of Issuer or the Subsidiaries or by any such plan to such employees, such Capital Stock will not constitute

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Disqualified Stock solely because it may be required to be repurchased by Issuer in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability. Notwithstanding anything to the contrary in the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require Issuer to repurchase or redeem such Capital Stock upon the occurrence of a change of control or similar provision will not constitute Disqualified Stock if the change of control or similar provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Notes; provided that Issuer may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 7.7. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that Issuer or any and the Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory repurchase or redemption provisions of, such Disqualified Stock exclusive of accrued dividends (other than the accretion, accumulation or payment-in-kind of dividends).

“Dollars,” “dollars” and “$” each mean lawful money of the United States.

“Effective Date” means August 11, 2022.

“Effective Price” has the following meaning with respect to the issuance or sale of any shares of Common Stock or any Equity-Linked Securities:

(a) in the case of the issuance or sale of shares of Common Stock, the value of the consideration received by the Issuer for such shares, expressed as an amount per share of Common Stock; and

(b) in the case of the issuance or sale of any Equity-Linked Securities, an amount equal to a fraction whose:

(i) numerator is equal to sum, without duplication, of (x) the value of the aggregate consideration received by the Issuer for the issuance or sale of such Equity-Linked Securities; and (y) the value of the minimum aggregate additional consideration, if any, payable to purchase or otherwise acquire shares of Common Stock pursuant to such Equity-Linked Securities; and

(ii) denominator is equal to the maximum number of shares of Common Stock underlying such Equity-Linked Securities;

provided, however, that:

(w) for purposes of this definition, (I) the value of consideration received by the Issuer shall be determined without deduction of any customary underwriting or similar commissions, reasonable compensation or reasonable concessions paid or allowed by the Issuer in connection with such issue or sale and without deduction of any reasonable and documented expenses payable by the Issuer, (II) to the extent any such consideration consists of property other than cash, the value of such property shall be its fair market value as determined in good faith by the Board of Directors, and (III) if shares of Common Stock or Equity-Linked Securities are issued or sold together with other Capital Stock or securities or other assets of the Issuer for a consideration that

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covers both, the Board of Directors shall determine in good faith the portion of the consideration so received to be allocable to such shares of Common Stock or Equity-Linked Securities.

(x) for purposes of clause (b) above, if such minimum aggregate consideration, or such maximum number of shares of Common Stock, is not determinable at the time such Equity-Linked Securities are issued or sold, then (I) the initial consideration payable under such Equity-Linked Securities, or the initial number of shares of Common Stock underlying such Equity-Linked Securities, as applicable, will be used; and (II) at each time thereafter when such amount of consideration or number of shares becomes determinable or is otherwise adjusted (other than pursuant to “anti-dilution” or similar provisions consistent with those set forth in Sections 2.8(d)(i) through (v) herein), there will be deemed to occur, for purposes of Section 2.8(d)(vi) and without affecting any prior adjustments theretofore made to the Conversion Rate, an issuance of additional Equity-Linked Securities;

(y) for purposes of clause (b) above, the surrender, extinguishment, maturity or other expiration of any such Equity-Linked Securities will be deemed not to constitute consideration payable to purchase or otherwise acquire shares of Common Stock pursuant to such Equity-Linked Securities; and

(z) the “value” of any such consideration will be the fair value thereof, as of the date such shares or Equity-Linked Securities, as applicable, are issued or sold, determined in good faith by the Board of Directors (or, in the case of cash denominated in U.S. dollars, the face amount thereof).

“Eligible Investor” means a person who is able to acquire and hold each Note (and any shares of Common Stock issuable upon conversion of the Notes) without disclosure under section 708 of the Australian Corporations Act.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made under the Code, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“Equity-Linked Securities” means any rights, options or warrants to purchase or otherwise acquire (whether immediately, during specified times, upon the satisfaction of any conditions or otherwise) any shares of Common Stock.

“ERISA” is the Employee Retirement Income Security Act of 1974, as amended, and its regulations.

“Ex-Dividend Date” means, with respect to an issuance, dividend or distribution on the Common Stock, the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution (including pursuant to due bills or similar arrangements required by the relevant stock exchange). For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

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“Exchange Act” means the United States Securities and Exchange Act of 1934, as amended, and the rules and regulation promulgated thereunder.

“Excluded Accounts” shall mean (a) any Collateral Account of Issuer or any Guarantor that is used by such Person solely as a payroll account for the employees of Issuer or its Subsidiaries, provided that the aggregate balance maintained therein shall not exceed the aggregate amount of such payments to be paid in the then next two (2) payroll periods or the funds in which consist solely of funds held by Issuer or any Subsidiary in trust for any director, officer or employee of Issuer or any Subsidiary or any employee benefit plan maintained by Issuer or any Subsidiary in the ordinary course of business or funds representing deferred compensation for the directors and employees of Issuer or any Subsidiary, (b) escrow accounts, Collateral Accounts and trust accounts, in each case either securing Permitted Liens or otherwise entered into in the ordinary course of business and consistent with prudent business practice conduct where Issuer or the applicable Guarantor holds the funds exclusively for the benefit of an unaffiliated third party, provided that the amounts in such accounts (in the aggregate) do not exceed One Million Dollars ($1,000,000) at any time, (c) accounts that are swept to a zero balance on a daily basis to a Collateral Account that is subject to a Control Agreement, and (d) Collateral Accounts and securities accounts held in jurisdictions outside the United States.

“Excluded Subsidiary” shall mean (a) any subsidiary that is prohibited by any applicable law or, on the date such subsidiary is acquired (provided, that such prohibition is not be created in contemplation of such acquisition), its organizational documents, in each case, from guaranteeing the Obligations; (b) any subsidiary that is prohibited by any contractual obligation that existed on the date any such subsidiary is acquired (provided, that such prohibition is not created in contemplation of such acquisition) from guaranteeing the Obligations; (c) any subsidiary to the extent that the provision of any subsidiary guarantee of the Obligations would require the consent, approval, license or authorization of any governmental authority which has not been obtained, any subsidiary that is subject to such restrictions (provided that after such time that such restrictions on subsidiary guarantees are waived, lapse, terminate or are no longer effective, such subsidiary shall no longer be an Excluded Subsidiary by virtue of this clause (c)); (d) any Subsidiary organized under the laws of the United States, any state of the United States or the District of Columbia that (i) has no material assets other than capital stock of one or more subsidiaries that are “controlled foreign corporations” within the meaning of Section 957(a) of the Internal Revenue Code or (ii) is a subsidiary of a subsidiary that is a “controlled foreign corporation” within the meaning of Section 957(a) of the Internal Revenue Code (provided any subsidiary described in the foregoing clauses (d)(i) or (d)(ii) shall be an Excluded Subsidiary only with respect to the subsidiary guarantee of an obligation of a United States person); (e) any Subsidiary that is not incorporated or organized under the laws of the United States, any state of the United States, the District of Columbia or Australia; and (f) any subsidiary for which the provision of a subsidiary guarantee would result in a material adverse tax or regulatory consequence to Issuer or any Subsidiary as reasonably determined by Issuer in consultation with the Collateral Agent.

“Exempt Issuance” means (A) the Issuer’s issuance or grant of shares of Common Stock or options to purchase shares of Common Stock to employees, directors or consultants of the Issuer or any of its Subsidiaries, pursuant to plans that have been approved by a majority of the independent members of the Board of Directors or that exist as of the Amendment No. 2 Effective Date; (B) the Issuer’s issuance of securities upon the exercise, exchange or conversion of any

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securities that are exercisable or exchangeable for, or convertible into, shares of Common Stock and are outstanding as of the Amendment No. 2 Effective Date; provided that such exercise, exchange or conversion is effected pursuant to the terms of such securities as in effect on the Amendment No. 2 Effective Date; (C) the Issuer’s issuance of the Notes and any shares of Common Stock upon conversion of the Notes; (D) the Issuer’s issuance of shares of Common Stock or any options or convertible securities issued in connection with a merger or other business combination or an acquisition of the securities or assets of another Person, business unit, division or business, other than in connection with the broadly marketed offering and sale of equity or convertible securities for third-party financing of such transaction; and (E) the Issuer’s issuance of shares of Common Stock in an offering for cash for the account of the Issuer that is underwritten on a firm commitment basis and is registered with the SEC under the Securities Act. For purposes of this definition, “consultant” means a consultant that may participate in an “employee benefit plan” in accordance with the definition of such term in Rule 405 under the Securities Act.

“Exigent Circumstance” means any event or circumstance that, in the reasonable judgment of the Required Purchasers, imminently threatens the ability of Collateral Agent to realize upon all or any material portion of the Collateral, such as, without limitation, fraudulent removal, concealment, or abscondment thereof, destruction or material waste thereof, or failure of Issuer or any of its Subsidiaries after reasonable demand to maintain or reinstate adequate casualty insurance coverage, or which, in the judgment of the Required Purchasers, could reasonably be expected to result in a material diminution in value of the Collateral.

“Existing Indebtedness” means all Indebtedness of Issuer and its Subsidiaries in existence on the Effective Date in an amount greater than Five Hundred Thousand Dollars ($500,000) as set forth on Schedule 7.4 hereto.

“Fair Market Value” means the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by the Board of Directors.

“Fee Letter” means that certain Fee Letter, dated as of the Effective Date, among the Issuer and Collateral Agent, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Foreign Subsidiary” is a Subsidiary that is not an entity organized under the laws of the United States or any territory thereof.

“Fort Cady Borate Project” means the Operating Company’s mining project in San Bernardino County, California.

“GAAP” is (a) in respect of the Australian Obligors only, the Australian Accounting Standards and Interpretations issued by the Australian Accounting Standards Board and the Australian Corporations Act, as appropriate for for-profit oriented entities, as in effect from time to time; and (b), in all other cases, generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession in the United States, which are applicable to the circumstances as of the date of determination.

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“General Intangibles” are all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made under the Code, and includes without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, any trade secret rights, including any rights to unpatented inventions, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income and other tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“General Security Deed” means the General Security Deed governed by Australian law and dated on or about the Closing Date, between the Australian Obligors and Collateral Agent, on behalf of the Secured Parties, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), any securities exchange and any self-regulatory organization.

“Guarantor” is any Person party hereto as of the date hereof (or from time to time) providing a Guaranty in favor of Collateral Agent for the ratable benefit of the Secured Parties (including without limitation pursuant to Section 6.10).

“Guarantor’s Books” are each Guarantor’s or any of its Subsidiaries’ books and records including ledgers, federal, and state tax returns, records regarding such Guarantor’s or its Subsidiaries’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Guaranty” is any guarantee of all or any part of the Obligations, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:

(1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements, in each case, not entered into by such Person for speculative purposes;

(2) other agreements or arrangements designed to manage interest rates or interest rate risk, in each case, not entered into by such Person for speculative purposes;

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(3) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices, in each case, not entered into by such Person for speculative purposes; and

(4) any similar transaction or combination of the foregoing, in each case, not entered into by such Person for speculative purposes.

“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent and without duplication:

(1) in respect of borrowed money;

(2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

(3) in respect of banker’s acceptances;

(4) representing Capital Lease Obligations or Attributable Debt in respect of sale and leaseback transactions; or

(5) representing the balance deferred and unpaid of the purchase price of any property or services, which purchase price is more than six months after the date of placing the property in service or taking delivery and title thereto;

if and to the extent any of the preceding items would appear as a liability upon a balance sheet (excluding the footnotes) of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes (i) to the extent not otherwise included, the guarantee by the specified Person of any Indebtedness of any other Person and (ii) all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) equal to the lesser of (x) the Fair Market Value of such asset as of the date of determination and (y) the amount of such Indebtedness.

Notwithstanding anything to the contrary in the foregoing paragraph, the term “Indebtedness” will not include (a) in connection with any Permitted Investment or other acquisition or any Transfer or other disposition, purchase price adjustments, indemnities or royalty, earn-out, contingent or other deferred payments of a similar nature, unless such payments are required under GAAP to appear as a liability on the balance sheet (excluding the footnotes); provided that at the time of closing, the amount of any such payment is not determinable or, to the extent such payment has become fixed and determined, the amount is paid within 30 days thereafter; (b) contingent obligations incurred in the ordinary course of business and not in respect of borrowed money; (c) deferred or prepaid revenues; (d) any Capital Stock other than Disqualified Stock; (e) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller; or (f) deferred compensation and severance, pension, health and welfare retirement and equivalent benefits to current or former employees, directors or managers of such Person and its subsidiaries. Indebtedness shall be calculated without giving effect to the effects of Accounting Standards Codification Topic 815 “Derivatives and Hedging” and related interpretations to the extent such

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effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Agreement as a result of accounting for any embedded derivatives created by the terms of such Indebtedness.

“Initial Notes Conversion Rate” initially means 650.4065 shares of Common Stock per $1,000 principal amount of Notes; provided, however, that the Existing Notes Conversion Rate is subject to adjustment pursuant to Section 2.8; provided, further, that whenever this Agreement refers to the Initial Notes Conversion Rate as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Initial Notes Conversion Rate as of the Close of Business on such date.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory administrator, provisional liquidator, receiver and manager, controller (in the case of appointments under Australian law, as defined in the Australian Corporations Act) or other similar officer, assignments for the benefit of creditors, compositions or proceedings seeking reorganization, arrangement, or other relief.

“Insolvent” means not Solvent.

“Intellectual Property” means all of Issuer’s or any Guarantor’s right, title and interest in and to the following:

(a) its Copyrights, Trademarks and Patents;

(b) any and all trade secrets, trade secret rights and corresponding rights in confidential information and other non-public or proprietary information (whether or not patentable), including, without limitation, any rights to unpatented inventions, know-how, operating manuals; ideas, formulas, compositions, inventor’s notes, discoveries and improvements, manufacturing and production processes and techniques, testing information, research and development information, invention disclosures, unpatented blueprints, drawings, specifications, designs, plans, proposals and technical data, business and marketing plans, market surveys, market know-how and customer lists and information;

(c) any and all Technology, including Software;

(d) any and all design rights which may be available to Issuer or such Guarantor;

(e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

(f) any and all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Interest Payment Date” means, with respect to a Note, each February 15 and August 15 of each year, commencing on February 15, 2023 (or commencing on such other date specified in

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the certificate representing such Note). For the avoidance of doubt, the Maturity Date is an Interest Payment Date.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made under the Code, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of any Person’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” means, with respect to any specified Person, all direct or indirect investments by such specified Person in other Persons (including Affiliates) in the forms of loans (including guarantees of Indebtedness), advances or capital contributions (excluding (i) commission, travel and similar advances to officers and employees made in the ordinary course of business and (ii) extensions of credit to customers or advances, deposits or payment to or with suppliers, lessors or utilities or for workers’ compensation, in each case, that are incurred in the ordinary course of business), or purchases or other acquisitions for consideration of Indebtedness, Capital Stock or other securities. The acquisition by Issuer or any Subsidiary of a Person that holds an Investment in a third Person that was acquired in contemplation of the acquisition of such Person will be deemed to be an Investment by Issuer or such Subsidiary in such third Person in an amount equal to the Fair Market Value of the Investments held by the acquired Person in such third Person determined as provided in this Agreement. Except as otherwise provided in this Agreement, the amount of an Investment will be determined at the time the Investment is made and without giving effect to subsequent changes in value but after giving effect (without duplication) to all subsequent reductions in the amount of such Investment as a result of the repayment or disposition thereof for cash, not to exceed the original amount of such Investment.

“Investor and Registration Rights Agreement” means that certain Third Amended and Restated Investor and Registration Rights Agreement, entered into between Issuer and the Purchasers on or about the Amendment No. 3 Effective Date.

“IRS” means the United States Internal Revenue Service.

“Issuer’s Books” are Issuer’s or any of its Subsidiaries’ books and records including ledgers, federal, and state tax returns, records regarding Issuer’s or its Subsidiaries’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Junior Indebtedness” means Indebtedness for borrowed money that is unsecured or contractually subordinated or lien subordinated to the Obligations or to any Guaranty (excluding (i) any intercompany Indebtedness between or among Issuer and any of the Subsidiaries, (ii) Indebtedness permitted by clauses (10), (12), (13), (15), (16), (17), (18), (19), (20), and (21) of the definition of “Permitted Debt”, and (iii) revolving Indebtedness under any unsecured working capital lines of credit or overdraft facilities incurred in the ordinary course of business).

“Knowledge” means to the “best of” Issuer’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of the Responsible Officers.

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“Last Reported Sale Price” of the Common Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of Common Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is then listed. If the Common Stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Common Stock on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the average of the mid-point of the last bid price and the last ask price per share of Common Stock on such Trading Day from a nationally recognized independent investment banking firm selected by the Issuer.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest, or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property, and for the avoidance of doubt includes any other security interest securing any obligation of any Person or any other agreement or arrangement having a similar effect (including any “security interest” as defined in sections 12(1) and (2) of the PPSA, but excluding anything which is a “security interest” by operation of section 12(3) of the PPSA which does not in substance secure payment or performance of an obligation).

“Make-Whole Fundamental Change” means a Change in Control.

“Make-Whole Fundamental Change Conversion Period” means the period from, and including, the Make-Whole Fundamental Change Effective Date of such Make-Whole Fundamental Change to, and including, the thirty fifth (35th) Trading Day after such Make-Whole Fundamental Change Effective Date.

“Make-Whole Fundamental Change Effective Date” means the date on which a Make-Whole Fundamental Change occurs or becomes effective.

“Market Disruption Event” means, for the purposes of determining amounts due upon conversion, (a) a failure by the primary U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (b) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

“Material Adverse Change” is (a) a material adverse change in the business, operations or condition (financial or otherwise) of Issuer and its Subsidiaries, when taken as a whole; or (b) a material impairment of (i) the prospect of repayment of any portion of the Obligations, (ii) the legality, validity or enforceability of any Note Document, (iii) the rights and remedies of Collateral Agent or Purchasers under any Note Document except as the result of the action or inaction of the Collateral Agent or Purchasers or (iv) the validity, perfection or priority of any Lien in favor of Collateral Agent for the benefit of the Secured Parties on any of the Collateral except as the result of the action or inaction of the Collateral Agent or Purchasers.

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“Material Agreement” is any license, agreement or other contractual arrangement required to be disclosed (including amendments thereto) under regulations promulgated under the Securities Act or the Exchange Act, as may be amended; provided, however, that “Material Agreements” shall exclude all real estate leases and all employee or director compensation agreements, arrangements or plans, or any amendments thereto.

“Maturity Date” means August 15, 2028.

“Net Proceeds” means the aggregate cash proceeds and Cash Equivalents received by Issuer or any of the Subsidiaries in respect of any Asset Sale (including, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees and sales commissions, and any relocation expenses incurred as a result of the Asset Sale, taxes paid or payable as a result of the Asset Sale, in each case, after taking into account, without duplication, (1) any available tax credits or deductions and any tax sharing arrangements, and amounts required to be applied to the repayment of Indebtedness secured on a senior basis by a Permitted Lien (other than with respect to an all-assets Lien securing such Indebtedness) on the asset or assets that were the subject of such Asset Sale, and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP, (2) any reserve or payment with respect to liabilities associated with such asset or assets and retained by Issuer or any of the Subsidiaries after such sale or other disposition thereof, including, without limitation, severance costs, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, (3) any cash escrows in connection with purchase price adjustments, reserves or indemnities (until released) and (4) in the case of any Asset Sale by a Subsidiary that is not a Guarantor, payments to holders of Capital Stock in such Subsidiary in such capacity (other than such Capital Stock held by Issuer or any Subsidiary) to the extent that such payment is required to permit the distribution of such proceeds in respect of the Capital Stock in such Subsidiary held by Issuer or any Subsidiary.

“Note Documents” are, collectively, this Agreement, the Notes, the Investor and Registration Rights Agreement, the Fee Letter, each Control Agreement, the Pledge Agreement, the Australian Security Documents, the Perfection Certificates, each Compliance Certificate, any guarantees, any subordination agreements or priority agreements, any note, or notes or guaranties executed by Issuer, a Guarantor or any other Person, any agreements creating or perfecting rights in the Collateral (including all insurance certificates and endorsements, landlord consents and bailee consents) and any other present or future agreement entered into by Issuer, any Guarantor or any other Person for the benefit of the Purchasers and Collateral Agent, as applicable, in connection with this Agreement; all as amended, restated, or otherwise modified.

“Obligations” are all of Issuer’s and each Guarantor’s obligations to pay when due any debts, principal, interest, Redemption Price, Purchasers’ Expenses, Collateral Agent Fees, Collateral Agent Expenses, indemnification expenses, and any other amounts Issuer or any Guarantor owes the Collateral Agent or the Purchasers now or later, in connection with, related to, following, or arising from, out of or under, this Agreement or, the other Note Documents, or otherwise, and including interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Issuer or any Guarantor assigned to the Purchasers and/or Collateral Agent in connection with this Agreement and the other Note Documents, and the performance of Issuer’s and each Guarantor’s duties under the Note Documents.

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“OFAC” is the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” are, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Open of Business” means 9:00 a.m., New York City time.

“Operating Company” means 5E Boron Americas, LLC.

“Operating Company Pledge Agreement” means the pledge agreement dated on or about the Restatement Date, between American Pacific Borates Pty Ltd (ABN 68 615 606 114), and the Collateral Agent, on behalf of the Secured Parties, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Operating Documents” are, for any Person, such Person’s formation documents (being, in the case of an Australian Obligor, its certificate of registration and certificate(s) of change of name, or similar documents), as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Effective Date, Restatement Date, Amendment No. 3 Effective Date or Amendment No. 4 Effective Date (as the context may require), and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto, and (d) if such Person is an Australian Obligor, its constitution.

“Original Note Purchase Agreement” means that certain Note Purchase Agreement dated as of August 11, 2022 among the Company, the Guarantors named therein, the Purchasers named therein and Alter Domus (US) LLC, as Collateral Agent.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, continuations-in-part, renewals, reissues, re-examination certificates, utility models, extensions and continuations-in-part of the same.

“Permitted Business” means any business conducted by Issuer or any of the Subsidiaries on the Effective Date or disclosed in filings with the SEC on or prior to the Effective Date and any business that, in the good faith judgment of the Board of Directors, is similar or reasonably related, ancillary, supplemental or complementary thereto or a reasonable extension, development or expansion thereof.

“Permitted Debt” means:

(1) the incurrence by Issuer of unsecured Indebtedness in an aggregate principal amount at any one time outstanding under this clause (1), including, without duplication, all Permitted Refinancing Indebtedness incurred under clause (6) below to refinance any Indebtedness incurred pursuant to this clause, not to exceed an amount equal to Fifty Million Dollars ($50,000,000), less the principal amount of Permitted Debt under clauses (2) and (7) hereof, at any one time outstanding; provided that such Indebtedness (x) shall not have a Stated Maturity prior to the date that is 91 days after the Maturity Date, (y) the Weighted Average Life to Maturity of such Indebtedness shall not be shorter than the remaining Weighted Average Life to Maturity of the Notes, and (z) the other terms of such Indebtedness will not be materially more restrictive to

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the Issuer and its Subsidiaries (as reasonably determined by the Issuer acting in good faith) when taken as a whole, than the terms of this Agreement;

(2) the incurrence by Issuer or any of the Subsidiaries under the Notes and the Guaranties in respect thereof;

(3) the incurrence by Issuer or any of the Subsidiaries of Existing Indebtedness;

(4) the incurrence by Issuer or any of the Subsidiaries of Indebtedness represented by either (A) Capital Lease Obligations, or (B) mortgage financings or purchase money obligations, in either case of sub-clause (A) or (B), incurred for the purpose of financing or reimbursing all or any part of the purchase price or cost of design, development, construction, installation, expansion, repair or improvement of property (either real or personal), plant or equipment or other fixed or capital assets used or useful in the business of Issuer or any of the Subsidiaries (in each case, whether through the direct purchase of such assets or the purchase of Capital Stock of any Person owning such assets), in an aggregate principal amount, including, without duplication, all Permitted Refinancing Indebtedness incurred under clause (6) below to refinance any Indebtedness incurred pursuant to this clause (4), not to exceed at any one time outstanding, in the case of each of sub-clause (A) and (B), $2.0 million;

(5) the incurrence by the Operating Company or any of its Subsidiaries of secured Indebtedness in connection with project level activities not to exceed Four Hundred Twenty-Five Million Dollars $(425,000,000) in the aggregate at any one time outstanding (provided that such Indebtedness shall be for project level activities (i) customary for a business of the type the Operating Company engages in as of the Effective Date or (ii) disclosed in filings with the SEC on or prior to the Effective Date);

(6) Indebtedness constituting an extension or renewal of, replacement of, or substitution for, or issued in exchange for, or the net proceeds of which are used to repay, redeem, repurchase, refinance or refund, including by way of defeasance (all of the above, for purposes of Section 7.4, “refinance”), then outstanding Indebtedness (“Permitted Refinancing Indebtedness”), other than Permitted Debt under clause (2) hereof, in an amount not to exceed the principal amount or liquidation value of the Indebtedness so refinanced, plus premiums, fees and expenses; provided, that:

(i) in case the Obligations are refinanced in part or the Indebtedness to be refinanced is pari passu with the Obligations, the new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which it is outstanding, is expressly made pari passu with or subordinated (x) in right of payment to the remaining Obligations or (y) is secured by Liens otherwise permitted under Section 7.5;

(ii) in case the Indebtedness to be refinanced is Junior Indebtedness, the new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which it is outstanding, is expressly made subordinate in right of payment to the Obligations at least to the extent that the Junior Indebtedness to be refinanced is subordinated to the Obligations;

(iii) in case the Indebtedness to be refinanced is Junior Indebtedness secured by Liens, such new Indebtedness’ Lien shall have the same or lower priority as the Junior Indebtedness to

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be refinanced and shall not be secured by a Lien on any collateral other than the collateral securing the Indebtedness being refinanced and shall be subject to an intercreditor agreement reasonably satisfactory to the Issuer, the Collateral Agent and the Required Purchasers;

(iv) in the case of Junior Indebtedness that is unsecured, such new Indebtedness shall also be unsecured;

(v) the new Indebtedness does not have a Stated Maturity prior to the Stated Maturity of the Indebtedness to be refinanced, and the Weighted Average Life to Maturity of the new Indebtedness is at least equal to the remaining Weighted Average Life to Maturity of the Indebtedness being refinanced;

(vi) if the Indebtedness being refinanced is unsecured Indebtedness, such Permitted Refinancing Indebtedness is unsecured Indebtedness;

(vii) in no event may Indebtedness of Issuer or any Guarantor be refinanced pursuant to this clause by means of any Indebtedness of any Subsidiary that is not a Guarantor; and

(viii) such new Indebtedness is incurred by the Person who is the obligor of the replaced Indebtedness and no additional obligors become liable for such new Indebtedness except to the extent such Person guaranteed the replaced Indebtedness;

(7) the incurrence by Issuer or any of the Subsidiaries of additional Indebtedness or Disqualified Stock, including, without duplication, all Permitted Refinancing Indebtedness incurred under clause (6) above to refinance any Indebtedness; provided that the aggregate principal amount (or accrued value, as applicable) of the Indebtedness incurred pursuant to clauses (1), (2) and (7) shall not exceed Fifty Million Dollars ($50,000,000) at any one time outstanding; provided that under no circumstances shall Indebtedness incurred under this clause (7) be subject to Liens on Collateral securing the Obligations; provided further that such Indebtedness (x) shall not have a Stated Maturity prior to the date that is 91 days after the Maturity Date, (y) the Weighted Average Life to Maturity of such Indebtedness shall not be shorter than the remaining Weighted Average Life to Maturity of the Notes, and (z) the other terms of such Indebtedness will not be materially more restrictive to the Issuer (as reasonably determined by the Issuer acting in good faith) when taken as a whole, than the terms of this Agreement;

(8) the incurrence by Issuer or any of the Subsidiaries of intercompany Indebtedness (or the guarantees of any such intercompany Indebtedness) between or among Issuer or any of the Subsidiaries, in each case, to the extent constituting a Permitted Investment; provided, however, that if Issuer or any Guarantor is the obligor on such Indebtedness and the payee is not Issuer or a Guarantor, then such Indebtedness (other than Indebtedness incurred in the ordinary course in connection with the cash or tax management operations of Issuer and its Subsidiaries) must be expressly subordinated to the prior payment or conversion in full of all Obligations; provided, further, that (i) any subsequent issuance or transfer of Capital Stock that results in any such Indebtedness being held by a Person other than Issuer or a Subsidiary and (ii) any sale or other transfer of any such Indebtedness to a Person that is not either Issuer or a Subsidiary, will be deemed, in each case, to constitute an incurrence of such Indebtedness by Issuer or such Subsidiary, as the case may be, that was not permitted by this clause (8);

(9) the issuance by any of the Subsidiaries to Issuer or to any of the Subsidiaries of shares of any Disqualified Stock, preferred stock or preferred interest in each case, to the extent constituting a Permitted Investment; provided, however, that if any of the Subsidiaries is the issuer

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of such Disqualified Stock, preferred stock or preferred interest and such Disqualified Stock, preferred stock or preferred interest is not held by Issuer or a Guarantor, then such Disqualified Stock, preferred stock or preferred interest must be expressly subordinated to the prior payment or conversion in full of all Obligations then due with respect to the Notes, in the case of Issuer, or the Guaranty, in the case of a Guarantor; provided, further, that (i) any subsequent issuance or transfer of Capital Stock that results in any such Disqualified Stock, preferred stock or preferred interests, as applicable, being held by a Person other than Issuer or a Subsidiary and (ii) any sale or other transfer of any such Disqualified Stock, preferred stock or preferred interests, as applicable, to a Person that is not Issuer or a Subsidiary will be deemed, in each case, to constitute an issuance of such Disqualified Stock, preferred stock or preferred interests, as applicable, by such Subsidiary that was not permitted by this clause (9);

(10) Hedging Obligations that are not incurred for speculative purposes but for the purpose of (a) fixing or hedging interest rate risk with respect to any Indebtedness that is permitted by the terms of this Agreement to be outstanding; (b) fixing or hedging currency exchange rate risk with respect to any currency exchanges; or (c) fixing or hedging commodity price risk, including the price or cost of raw materials, emission rights, manufactured products or related commodities, with respect to any commodity purchases or sales;

(11) the guarantee by Issuer or any of the Guarantors of Indebtedness of Issuer or a Guarantor, and the guarantee by any Subsidiary that is not a Guarantor of Indebtedness of another Subsidiary that is not a Guarantor, in each case, to the extent that the guaranteed Indebtedness was permitted to be incurred by another provision of Section 7.4; provided that if the Indebtedness being guaranteed is subordinated in right of payment to or pari passu with the Obligations, then the guarantee must be subordinated or pari passu, as applicable, in right of payment to the same extent as the Indebtedness guaranteed;

(12) the incurrence by Issuer or any of the Subsidiaries of Indebtedness in respect of workers’ compensation claims, unemployment or other insurance or self-insurance obligations, health, disability or other benefits to employees or former employees and their families, bankers’ acceptances and similar obligations in the ordinary course of business;

(13) the incurrence by Issuer or any of the Subsidiaries of Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds, so long as such Indebtedness is covered within five (5) Business Days;

(14) the incurrence by Issuer or any of the Subsidiaries of Indebtedness arising from customary agreements of Issuer or any such Subsidiary providing for indemnification, adjustment of purchase price, earn-out, royalty, milestone or similar obligations, in each case, incurred or assumed in connection with the acquisition or sale or other disposition of any business, assets or Capital Stock of Issuer or any of the Subsidiaries, other than, in the case of any such disposition by Issuer or any of the Subsidiaries, guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Capital Stock;

(15) the incurrence of contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

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(16) the incurrence of Indebtedness in the ordinary course of business under any agreement between Issuer or any of the Subsidiaries and any commercial bank or other financial institution relating to Treasury Management Arrangements;

(17) the incurrence of Indebtedness in respect of (A) letters of credit, bank guarantees, surety, indemnity, stay, customs, appeal, replevin or performance bonds and similar instruments issued for the account of Issuer or the account of any of the Subsidiaries, in each case, to the extent incurred in the ordinary course of business and in an aggregate amount not to exceed Two Million Dollars ($2,000,000), and (B) completion guarantees, statutory obligations, surety, environmental or appeal bonds, bids, leases, government contracts, contracts (other than for borrowed money), performance bonds or other obligations of a like nature, in each case, to the extent incurred in the ordinary course of business and in an aggregate amount not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000);

(18) the incurrence of Indebtedness consisting of (a) the financing of insurance premiums in the ordinary course of business or (b) take-or-pay obligations contained in supply agreements in the ordinary course of business;

(19) to the extent constituting Indebtedness, Indebtedness representing any taxes, assessments or governmental charges to the extent such taxes are being contested in good faith and adequate reserves have been provided therefor in conformity with GAAP;

(20) customer deposits and advance payments received in the ordinary course of business from customers or vendors for goods or services purchased in the ordinary course of business;

(21) Indebtedness in the form of (a) guarantees of loans and advances to officers, directors and employees permitted under clause (8) of the definition of “Permitted Investments,” and (b) reimbursements owed to officers, directors and employees of Issuer or any of its Subsidiaries; and

(22) Indebtedness consisting of guarantees of indebtedness or other obligations of joint ventures permitted under clause (21) of the definition of “Permitted Investments,” in an amount incurred under this clause (22), not to exceed at any one time outstanding, One Million Dollars ($1,000,000).

“Permitted Investments” means:

(1) (i) any Investment in Issuer, any Guarantor or the Operating Company, (ii) any Investment by any Subsidiary that is not a Guarantor in Issuer or any Subsidiary (in each case, other than any Investment in any Capital Stock of Issuer) and (iii) any Investment by Issuer or any Subsidiary in any Excluded Subsidiary in an aggregate amount not to exceed One Million Dollars ($1,000,000) in the aggregate since the Effective Date;

(2) any Investment in Cash Equivalents;

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(3) any Investment by Issuer or any Subsidiary in a Person, if, as a result of, or in connection with, such Investment:

(i) such Person becomes or will become a Guarantor; or

(ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys all or substantially all of its assets to, or is liquidated into, Issuer or any Guarantor;

(4) any Investment made as a result of the receipt of non-cash consideration from a Transfer that was made pursuant to and in compliance with Section 7.1 or from a sale or other disposition of assets not constituting a Transfer;

(5) any Investments to the extent made in exchange for, or with the proceeds of, the issuance of Capital Stock (other than Disqualified Stock) of Issuer;

(6) any Investments received in compromise or resolution of (A) obligations of trade creditors or customers that were incurred in the ordinary course of business of Issuer or any of the Subsidiaries, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; or (B) litigation, arbitration or other disputes;

(7) Investments represented by Hedging Obligations;

(8) loans and advances, and guarantees of such loans and advances, to officers, directors or employees (a) for business-related travel expenses, moving expenses and other similar expenses, including as part of a recruitment or retention plan, in each case incurred in the ordinary course of business or consistent with past practice or to fund any such Person’s purchase of Capital Stock of Issuer or any direct or indirect parent entity of Issuer and (b) required by applicable employment laws;

(9) any Investment of Issuer or any of the Subsidiaries existing on the Effective Date in an amount greater than Five Hundred Thousand Dollars ($500,000) as set forth on Schedule 7.7 hereto, and any extension, modification or renewal of such existing Investments, to the extent not involving any additional Investment other than as the result of the accrual or accretion of interest or original issue discount or the issuance of pay-in-kind securities, in each case, pursuant to the terms of such Investments as in effect on the Effective Date; provided that the amount of any such Investment may be increased as otherwise permitted under this Agreement;

(10) guarantees of Indebtedness and lease and other ordinary course obligations otherwise permitted by the terms of this Agreement;

(11) receivables owing to Issuer or any of the Subsidiaries, prepaid expenses, and lease, utility, workers’ compensation and other deposits, if created, acquired or entered into in the ordinary course of business;

(12) payroll, business-related travel and similar advances that are made in the ordinary course of business;

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(13) Investments consisting of purchases and acquisitions of inventory, supplies, material or equipment pursuant to joint marketing, joint development or similar arrangements with other Persons in the ordinary course of business and entered with bona fide counterparties operating in the same industry as Issuer;

(14) advances, loans, rebates and extensions of credit (including the creation of receivables and endorsements for collection and deposit) to suppliers, customers and vendors, and performance guarantees, in each case in the ordinary course of business;

(15) Investments resulting from the acquisition of a Person otherwise permitted by this Agreement, which Investments at the time of such acquisition were held by the acquired Person and were not acquired in contemplation of the acquisition of such Person;

(16) stock, obligations or securities received in satisfaction of judgments and any renewal or replacement thereof;

(17) [reserved];

(18) other Investments in any Person having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value) that, when taken together with all other Investments made pursuant to this clause (18), do not, at any time outstanding, exceed One Million Dollars ($1,000,000), net of any cash return of capital with respect to such Investments received by Issuer or any Subsidiary;

(19) (i) lease, utility and other similar deposits, (ii) prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits, and (iii) guaranties of business obligations owed to landlords, suppliers, customers, franchisees and licensees of Issuer and its Subsidiaries, in each case, in the ordinary course of business;

(20) Investments consisting of earnest money deposits required in connection with a purchase agreement, or letter of intent, or other acquisitions to the extent not otherwise prohibited by this Agreement; and

(21) Investments in joint ventures, corporate collaborations or strategic alliances in the ordinary course of business of Issuer or any of the Subsidiaries otherwise permitted by this Agreement; provided that any such cash Investments do not exceed One Million Dollars ($1,000,000).

“Permitted Liens” means:

(1) Liens on the Collateral securing any Indebtedness (and other related obligations) incurred pursuant to clauses (1), (2) and (5) of the definition of “Permitted Debt”, including any Permitted Refinancing Indebtedness thereof;

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(2) Liens on property of a Person existing at the time such Person becomes a Subsidiary or is merged with or into or consolidated with Issuer or any Subsidiary; provided that such Liens were in existence prior to such acquisition and not incurred in contemplation of such Person becoming a Subsidiary or such merger or consolidation and do not extend to any assets other than those of the Person that becomes a Subsidiary or is merged into or consolidated with Issuer or any Subsidiary (plus improvements and accessions to such property or proceeds or distributions thereof);

(3) Liens on property (including Capital Stock) existing at the time of acquisition of the property by Issuer or any Subsidiary (plus improvements and accessions to such property or proceeds or distributions thereof); provided that such Liens were in existence prior to such acquisition and not incurred in contemplation of such acquisition;

(4) Liens to secure Capital Lease Obligations or purchase money obligations, as permitted to be incurred pursuant to clause (4) of the definition of “Permitted Debt,” and encumbering only the assets acquired with or financed by such Indebtedness (and other related Obligations) (plus improvements and accessions to such property or proceeds or distributions thereof);

(5) Liens in the form of licenses or sublicenses of Intellectual Property;

(6) (a) Liens in favor of Issuer or the Guarantors; (b) Liens on the property of any Subsidiary that is not a Guarantor in favor of any other Subsidiary and (c) Liens on the property of any Subsidiary of Issuer that is not a Subsidiary in favor of Issuer or any of the Subsidiaries;

(7) Liens (other than Liens imposed by the Employee Retirement Income Security Act of 1974, as amended) in the ordinary course of business to secure the performance of tenders, statutory obligations (other than excise taxes), insurance, surety, bid, performance, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance bonds and other similar obligations (in each case, exclusive of obligations for the payment of Indebtedness); provided that such Liens are for amounts not yet due and payable or delinquent or, to the extent such amounts are so due and payable, such amounts are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, which proceedings (or any order entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property subject to any such Lien;

(8) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, which proceedings (or order entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property subject to any such Lien; provided that any reserve or other appropriate provision as is required in conformity with GAAP has been made therefor;

(9) any state of facts an accurate survey would disclose, prescriptive easements or adverse possession claims, minor encumbrances, easements or reservations of, or rights of others

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for, or pursuant to any leases, licenses, rights-of-way or other similar agreements or arrangements, development, air or water rights, sewers, electric lines, telegraph and telephone lines and other utility lines, pipelines, service lines, railroad lines, improvements and structures located on, over or under, any property, drains, drainage ditches, culverts, electric power or gas generating or co-generation, storage and transmission facilities and other similar purposes, zoning or other restrictions as to the use of real property or minor defects in title, which were not incurred to secure payment of Indebtedness and that do not in the aggregate materially adversely affect the value or marketability of said properties or materially impair their use in the operation of the business of the owner or operator of such properties or business;

(10) (i) Liens incurred or pledges or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security and employee health and disability benefits, or casualty-liability insurance or self-insurance and (ii) deposits in respect of letters of credit, bank guarantees or similar instruments issued for the account of Issuer or any of the Subsidiaries in the ordinary course of business and supporting obligations of the type set forth in sub-clause (i); provided that such Liens are for amounts not yet due and payable or delinquent or, to the extent such amounts are so due and payable, such amounts are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, which proceedings (or any order entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property subject to any such Lien;

(11) judgment and attachment Liens not giving rise to an Event of Default and notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings and for which adequate reserves have been made in conformity with GAAP;

(12) Liens incurred by the Operating Company or any of its Subsidiaries securing Indebtedness under clause (5) of the definition of “Permitted Debt”;

(13) Liens in favor of any collecting or payor bank having a right of setoff, revocation, refund or chargeback with respect to money or instruments of Issuer or any Subsidiary on deposit with or in possession of such bank;

(14) any obligations or duties affecting any of the property of Issuer or any of the Subsidiaries to any municipality or public authority with respect to any franchise, grant, license, or permit that do not materially impair the use of such property for the purposes for which it is held;

(15) Liens on any amounts held by a trustee in the funds and accounts under an indenture securing any bonds issued for the benefit of Issuer or any of the Guarantors;

(16) Liens on deposit accounts incurred to secure Treasury Management Arrangements pursuant to such Treasury Management Arrangements incurred in the ordinary course of business;

(17) any netting or set-off arrangements entered into by Issuer or any of the Subsidiaries in the ordinary course of its banking arrangements (including, for the avoidance of doubt, cash pooling arrangements) for the purposes of netting debit and credit balances of Issuer or any of the Subsidiaries;

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(18) Liens imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers’, warehousemen’s, materialmen’s, landlords’, workmen’s, suppliers’, repairmen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business (including customary contractual landlords’ liens under operating leases entered into in the ordinary course of business); and which do not in the aggregate materially detract from the value of the property of Issuer and the Subsidiaries, taken as a whole, and do not materially impair the use thereof in the operation of the business of Issuer and the Subsidiaries, taken as a whole;

(19) Liens on proceeds of insurance securing Indebtedness permitted pursuant to clause (17) and/or (18) of the definition of “Permitted Debt”;

(20) to the extent constituting a Lien, escrow arrangements securing indemnification obligations in connection with an acquisition of a Person or a disposition that is otherwise permitted under this Agreement;

(21) security deposits under real property leases that are made in the ordinary course of business; and

(22) Liens arising from UCC financing statement or PPSA financing statement filings regarding operating leases, bailments or consignments entered into by Issuer and the Subsidiaries and other precautionary UCC financing statements or similar filings.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Pledge Agreement” means that certain Pledge Agreement governed by Australian law and dated as of the Closing Date, between Issuer and Collateral Agent, on behalf of the Secured Parties, as amended, amended and restated, supplemented or otherwise modified from time to time.

“PPSA” means the Australian Personal Property Securities Act 2009 (Cth) and any regulations in force at any time under that Act, including the Australian Personal Property Securities Regulations 2010 (Cth).

“Pro Rata Share” is, as of any date of determination, with respect to each Purchaser, a percentage (expressed as a decimal, rounded to the ninth decimal place) determined by dividing the outstanding principal amount of Notes held by such Purchaser by the aggregate outstanding principal amount of all Notes.

“Prohibited Transaction” means a ‘prohibited transaction,’ as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

“Purchase Price” means the Initial Notes Purchase Price, the Amendment No. 2 Notes Purchase Price, the Amendment No. 3 Notes Purchase Price, and the Amendment No. 4 Notes Purchase Price (as the context may require).

“Purchaser” is any one of the Purchasers.

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“Purchasers” are the Persons identified on Schedule 2.2 hereto and each successor and assignee that becomes a party to this Agreement pursuant to Section 12.1.

“Purchasers’ Expenses” are (a) all reasonable audit fees and expenses, costs, and expenses (including reasonable and documented attorneys’ fees and expenses (whether generated in house or by outside counsel), as well as appraisal fees, fees incurred on account of lien searches, inspection fees, and filing fees) for preparing, amending, negotiating and administering the Note Documents, and (b) all fees and expenses (including attorneys’ fees and expenses, as well as appraisal fees, fees incurred on account of lien searches, inspection fees, and filing fees) for defending and enforcing the Note Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred by Collateral Agent and/or the Purchasers in connection with the Note Documents.

“R&D Expenditure” means any expenditure incurred by Issuer or any Subsidiary in research and development or clinical development efforts, or any license or distribution agreements, in connection with the Products or other potential product candidates that may be introduced by Issuer for carrying on the business of Issuer and its Subsidiaries that Issuer determines in good faith will enhance the income generating ability of Issuer and the Subsidiaries, taken as a whole.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made under the Code.

“Regulatory Action” means an administrative, regulatory, or judicial enforcement action, proceeding, investigation or inspection, warning letter, untitled letter, other notice of violation letter, recall, seizure, injunction or consent decree, issued by a Governmental Authority.

“Reinvestment Deferred Amount” means, with respect to any Reinvestment Event, the aggregate Net Proceeds received by Issuer or any Subsidiary in connection therewith that are not applied to prepay the Notes pursuant to Section 2.2(c) as a result of the delivery of a Reinvestment Notice.

“Reinvestment Event” means any Asset Sale in respect of which Issuer has delivered a Reinvestment Notice.

“Reinvestment Notice” means a written notice executed by a Responsible Officer stating that no Default or Event of Default has occurred and that Issuer (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Proceeds of an Asset Sale to reinvest in Additional Assets or R&D Expenditures.

“Reinvestment Prepayment Amount” means, with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to reinvest in Additional Assets or R&D Expenditures.

“Reinvestment Prepayment Date” means, with respect to any Reinvestment Event, the earlier of (a) the date occurring 360 days after such Reinvestment Event and (b) the date on which Issuer shall have determined not to, or shall have otherwise ceased to, reinvest in Additional Assets or R&D Expenditures with all or any portion of the relevant Reinvestment Deferred Amount.

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“Related Persons” means, with respect to any Person, each Affiliate of such Person and each director, officer, employee, agent, trustee, representative, attorney, accountant and each insurance, environmental, legal, financial and other advisor and other consultants and agents of or to such Person or any of its Affiliates.

“Reportable Event” means a reportable event described in Section 4043(c) of ERISA, unless the notice requirement has been duly waived.

“Required Purchasers” means Purchasers holding more than 50% in aggregate principal amount of the Notes.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” is any of the President, Chief Executive Officer, Treasurer or Chief Financial Officer of Issuer acting alone.

“Restatement Date” means January 18, 2024.

“Restricted Payment” means Issuer or any Subsidiary acting to:

(1) declare or pay any dividend or make any other payment or distribution on or in respect of Issuer’s or any Subsidiary’s Capital Stock (including any such payment in connection with any merger or consolidation involving such Person), except (x) dividends or distributions payable solely in Capital Stock (other than Disqualified Stock) of Issuer or such Subsidiary, and (y) dividends or distributions payable solely to Issuer or any of the Subsidiaries (and, if such Subsidiary is not a wholly-owned subsidiary, to its other Capital Stock holders on a pro rata basis with respect to the class of Capital Stock on which such dividend or distribution is made, or on a basis that results in the receipt by Issuer or any of the Subsidiaries of dividends or distributions of at least its pro rata share of such dividend or distribution);

(2) purchase, redeem or otherwise acquire or retire for value, directly or indirectly, any Capital Stock of Issuer;

(3) make any principal payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value, any Indebtedness of Issuer or any Subsidiary that is Junior Indebtedness, except, (x) payments of principal at the Stated Maturity thereof, and (y) in the case of any Existing Indebtedness with a Stated Maturity prior to the Maturity Date, the purchase, repurchase, redemption, defeasance or other acquisition of any such Existing Indebtedness in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such purchase, repurchase, redemption, defeasance or other acquisition; or

(4) make any Investment other than a Permitted Investment.

“Restructuring Support Agreement” means that certain Restructuring Support Agreement entered into as of December 5, 2023 among Bluescape, Ascend, Issuer and each other Company Party (as defined in the Restructuring Support Agreement) and Consenting Party (as defined in the Restructuring Support Agreement).

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“Scheduled Trading Day” means a day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading. If the Common Stock is not so listed or admitted for trading, “Scheduled Trading Day” means a Business Day.

“SEC” means the Securities and Exchange Commission.

“Secured Parties” means the Collateral Agent and the Purchasers.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made under the Code.

“Securities Act” means the Securities Act of 1933, as amended.

“Software” means any and all (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source or object code; (b) databases and compilations in any form, including any and all data and collections of data, whether machine readable or otherwise; (c) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, including Internet web sites, web content and links, source code, object code, operating systems and specifications, data, databases, database management code, utilities, graphical user interfaces, menus, images, icons, forms, methods of processing, software engines, platforms, development tools, library functions, compilers, and data formats, all versions, updates, corrections, enhancements and modifications thereof, and (d) all related documentation, user manuals, training materials, developer notes, comments and annotations related to any of the foregoing.

“Solvent” means, with respect to any Person, that (a) the fair salable value of such Person’s consolidated assets exceeds the fair value of such Person’s liabilities, (b) the fair salable value of such Person’s consolidated property exceeds the fair value of such Person’s liabilities, (c) such Person is not left with unreasonably small capital giving effect to the transactions contemplated by this Agreement and the other Note Documents, and (d) such Person is able to pay its debts (including trade debts) as they become due (whether at maturity or otherwise) (without taking into account any forbearance and extensions related thereto), provided that, in relation to any Person that is an Australian Obligor, such Person will not be “Solvent” to the extent that it is: (i) taken (under section 459F(1) of the Australian Corporations Act) to have failed to comply with a statutory demand; or (ii) the subject of an event described in section 459C(2)(b) or section 585 of the Australian Corporations Act.

“Specified Contribution” means (a) an equity contribution made by holders of Capital Stock in the Issuer or (b) the issuance of Junior Indebtedness, in either case, the proceeds of which are used in accordance with the provisions set forth in Section 8.13.

“Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal, as applicable, was scheduled to be paid in the documentation governing such Indebtedness, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof; provided, however, that, with respect to clause (3) of definition of Restricted Payments, the Stated Maturity of any Existing Indebtedness shall be

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the Stated Maturity as of the Effective Date or a later date to the extent the documents governing such Indebtedness shall have been amended or modified to provide for such later date.

“Stock Price” has the following meaning for any Make-Whole Fundamental Change: (A) if the holders of Common Stock receive only cash in consideration for their shares of Common Stock in such Make-Whole Fundamental Change and such Make-Whole Fundamental Change is pursuant to clause (a) or (c) of the definition of “Change in Control,” then the Stock Price is the amount of cash paid per share of Common Stock in such Make-Whole Fundamental Change; and (B) in all other cases, the Stock Price is the average of the Last Reported Sale Prices per share of Common Stock for the five (5) consecutive Trading Days ending on, and including, the Trading Day immediately before the Make-Whole Fundamental Change Effective Date of such Make-Whole Fundamental Change.

“Subsidiary” is, with respect to any Person, any Person of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person or through one or more intermediaries. For purposes of Section 8 only, “Subsidiaries” shall exclude any single Subsidiary or group of Subsidiaries where such Subsidiary’s revenue or such group of Subsidiaries’ revenue (in each case in accordance with GAAP) or assets is less than five percent (5.0%) of the aggregate (A) revenue and (B) assets (including both tangible and intangible, and measured as the lower of fair market value or book value), of Issuer and all its Subsidiaries, in each case measured on a consolidated basis for Issuer and all its Subsidiaries. Where such term is used without a referent Person, such term shall be deemed to mean a Subsidiary of Issuer, unless the context otherwise requires.

“Taxes” means all present or future taxes, VAT, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Technology” means, collectively, all Software, information, designs, formulae, algorithms, procedures, methods, techniques, ideas, know-how, research and development, technical data, programs, subroutines, tools, materials, specifications, processes, inventions (whether patentable or unpatentable and whether or not reduced to practice), apparatus, creations, improvements, works of authorship and other similar materials, and all recordings, graphs, drawings, reports, analyses, and other writings, and other tangible embodiments of the foregoing, in any form whether or not specifically listed herein, and all related technology, that are used in, incorporated in, embodied in, displayed by or relate to, or are used in connection with the foregoing.

“Trademarks” means any trademarks, service mark rights, trade names and other identifiers indicating the business or source of goods or services, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Issuer and each Guarantor connected with and symbolized by such trademarks.

“Trading Day” means a day on which (a) there is no Market Disruption Event, and (b) trading in the Common Stock (or other security for which a closing sale price must be determined) generally occurs on The NASDAQ Global Select Market or, if the Common Stock (or such other

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security) is not then listed or quoted on The NASDAQ Global Select Market, on the principal other U.S. national or regional securities exchange on which the Common Stock (or such other security) is then listed or, if the Common Stock (or such other security) is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock (or such other security) is then traded; provided that if the Common Stock (or such other security) is not so listed or traded, “Trading Day” means a Business Day.

“Transactions” means the issuance of the Notes pursuant to this Agreement.

“Transfer” means (i) the sale, lease, conveyance or other disposition of any assets or rights (whether in a single transaction or a series of related transactions) outside of the ordinary course of business of Issuer or any Subsidiary, and (ii) the issuance of Capital Stock by any of Issuer’s Subsidiaries or the sale of Capital Stock in any of Issuer’s Subsidiaries (other than directors’ qualifying Capital Stock or Capital Stock required by applicable law to be held by a Person other than Issuer or one of its Subsidiaries).

“Treasury Management Arrangements” means any agreement or other arrangement governing the provision of treasury or cash management services, including, without limitation, deposit accounts, overdraft, overnight draft, credit cards, debit cards, p-cards (including purchasing cards, employee credit card programs and commercial cards), funds transfer, automated clearinghouse, direct debit, zero balance accounts, returned check concentration, check endorsement guarantees, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services, netting services, cash pooling or sweep arrangements, payment processing, credit and debit card acceptance or merchant services and other treasury or cash management services.

“Unqualified Opinion” means an opinion on financial statements from an independent certified public accounting firm acceptable to the Required Purchasers in their reasonable discretion which opinion shall not include any qualifications or any going concern limitations other than customary qualifications related to negative profits and debt maturities within one year of applicable maturity date.

“Unrestricted Cash” means (a) unrestricted cash and Cash Equivalents of the Issuer and its Subsidiaries and (b) cash and Cash Equivalents of the Issuer and its Subsidiaries that are restricted only in favor of the Collateral Agent or subject to a Control Agreement in favor of the Collateral Agent; in each case whether cash or Cash Equivalents are “unrestricted” or “restricted” is to be determined in accordance with GAAP.

“VAT” means: (a) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and (b) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere, including, for the avoidance of doubt, the goods and services tax under the Australian A New Tax System (Goods and Services Tax) Act 1999.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

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(1) the sum of the products obtained by multiplying (a) the amount of each then-remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of such Indebtedness, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

(2) the then-outstanding principal amount of such Indebtedness.

2. NOTES AND TERMS OF PAYMENT

2.1 [Reserved]

2.2 Issuance of Notes.

(a) Purchase and Sale of Notes.

(i) On August 26, 2022 (the “Closing Date”), the Issuer issued and sold to Bluescape, and Bluescape purchased and acquired from the Issuer, for a purchase price of Sixty Million Dollars ($60,000,000.00) (the “Initial Notes Purchase Price”) Secured Promissory Notes (each a “Note” and, collectively, the “Initial Notes”) in an aggregate principal amount of Sixty Million Dollars ($60,000,000.00).

(ii) As of the date of this Agreement, Bluescape is the holder of $63,561,300.00 in aggregate principal amount of Notes (the “BEP Notes”). Subject to the terms and conditions of this Agreement and the Restructuring Support Agreement, Bluescape sold and transferred to each of Ascend and Meridian, and each of Ascend and Meridian purchased from Bluescape BEP Notes in an aggregate principal amount of $15,890,325.00, plus any accrued and unpaid interest through and including, the Restatement Date, for a total of $31,780,650.00 aggregate principal amount of Notes so transferred. On the Restatement Date, Issuer issued to each Purchaser as of the Restatement Date, Notes in the form attached as Exhibit E hereto in the respective amounts for each such Purchaser set forth on Schedule 2.2 hereto. Schedule 2.2 hereto sets forth, with respect to each Purchaser, the aggregate principal amount of Notes held by each Purchaser on the Restatement Date.

(iii) On the Amendment No. 2 Effective Date, the Issuer issued and sold to (i) Bluescape, and Bluescape purchased and acquired from the Issuer, for a purchase price of Three Million Dollars ($3,000,000) (the “Amendment No. 2 BEP Notes Purchase Price”), new secured promissory notes in the aggregate principal amount of Three Million Dollars ($3,000,000) (the “Amendment No. 2 BEP Notes”) and (ii) Ascend, and Ascend purchased and acquired from the Issuer, for a purchase price of Three Million Dollars ($3,000,000) (the “Amendment No. 2 Ascend Notes Purchase Price” and, together with the Amendment No. 2 BEP Notes Purchase Price, the “Amendment No. 2 Notes Purchase Price”), new secured promissory notes in the aggregate principal amount of Three Million Dollars ($3,000,000) (the “Amendment No. 2 Ascend Notes”, together with the Amendment No. 2 New BEP Notes, the “Amendment No. 2 Notes”). On the Amendment No. 2 Effective Date, Issuer issued to each of Bluescape and Ascend, Notes in the form attached as Exhibit E hereto in the respective amounts for each Purchaser set forth on Annex B of Amendment No. 2. Schedule 2.2 hereto sets forth, with respect to each Purchaser, the aggregate principal amount of Notes held by each Purchaser on the Amendment

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No. 2 Effective Date following the issuance and sale of the Amendment No. 2 Notes, and the subsequent transfer of Amendment No. 2 Notes between Ascend and Meridian.

(iv) On the Amendment No. 3 Effective Date, the Issuer issued and sold to (i) Bluescape, and Bluescape purchased and acquired from the Issuer, for a purchase price of Three Million Dollars ($3,000,000) (the “Amendment No. 3 BEP Notes Purchase Price”), new secured promissory notes in the aggregate principal amount of Three Million Dollars ($3,000,000) (the “Amendment No. 3 BEP Notes”), (ii) Ascend, and Ascend purchased and acquired from the Issuer, for a purchase price of One Million Five Hundred Thousand Dollars ($1,500,000) (the “Amendment No. 3 Ascend Notes Purchase Price”), new secured promissory notes in the aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) (the “Amendment No. 3 Ascend Notes”), and (iii) Meridian, and Meridian purchased and acquired from the Issuer, for a purchase price of One Million Five Hundred Thousand Dollars ($1,500,000) (the “Amendment No. 3 Meridian Notes Purchase Price” and, collectively with the Amendment No. 3 BEP Notes Purchase Price and the Amendment No. 3 Ascend Notes Purchase Price, the “Amendment No. 3 Notes Purchase Price”), new secured promissory notes in the aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) (the “Amendment No. 3 Meridian Notes”, collectively with the Amendment No. 3 BEP Notes and the Amendment No. 3 Ascend Notes, the “Amendment No. 3 Notes” and, collectively with the Initial Notes and the Amendment No. 2 Notes, the “Notes”). On the Amendment No. 3 Effective Date, Issuer issued to each of Bluescape, Ascend and Meridian, Notes in the form attached as Exhibit E hereto in the respective amounts for each Purchaser set forth on Annex B of Amendment No. 3. Schedule 2.2 hereto sets forth, with respect to each Purchaser, the aggregate principal amount of Notes held by each Purchaser on the Amendment No. 3 Effective Date following the issuance and sale of the Amendment No. 3 Notes.

(v) On the Amendment No. 4 Effective Date, the Issuer issued and sold to (i) Bluescape, and Bluescape purchased and acquired from the Issuer, for a purchase price of Two Million Five Hundred Thousand Dollars ($2,500,000) (the “Amendment No. 4 BEP Notes Purchase Price”), new secured promissory notes in the aggregate principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) (the “Amendment No. 4 BEP Notes”), (ii) Ascend, and Ascend purchased and acquired from the Issuer, for a purchase price of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) (the “Amendment No. 4 Ascend Notes Purchase Price”), new secured promissory notes in the aggregate principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) (the “Amendment No. 4 Ascend Notes”), and (iii) Meridian, and Meridian purchased and acquired from the Issuer, for a purchase price of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) (the “Amendment No. 4 Meridian Notes Purchase Price” and, collectively with the Amendment No. 4 BEP Notes Purchase Price and the Amendment No. 4 Ascend Notes Purchase Price, the “Amendment No. 4 Notes Purchase Price”), new secured promissory notes in the aggregate principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) (the “Amendment No. 4 Meridian Notes”, collectively with the Amendment No. 4 BEP Notes and the Amendment No. 4 Ascend Notes, the “Amendment No. 4 Notes” and, collectively with the Initial Notes, the Amendment No. 2 Notes and the Amendment No. 3 Notes, the “Notes”). On the Amendment No. 4 Effective Date, Issuer shall issue to each of Bluescape, Ascend and Meridian, Notes in the form attached as Exhibit E hereto in the respective amounts for each Purchaser set forth on Annex B of Amendment No. 4. Schedule 2.2 hereto sets forth, with respect to each Purchaser, the aggregate principal amount of

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Notes to be held by each Purchaser on the Amendment No. 4 Effective Date following the issuance and sale of the Amendment No. 4 Notes.

(b) Repayment. The Issuer shall make semi-annual payments of interest only on each Interest Payment Date, commencing (i) in the case of the Notes issued on the Restatement Date, on February 1, 2023, (ii) in the case of the Notes issued on the Amendment No. 2 Effective Date, on August 15, 2024, and (iii) in the case of the Notes issued on the Amendment No. 3 Effective Date and the Amendment No. 4 Effective Date, on February 15, 2025 and, in each case, continuing on each Interest Payment Date thereafter. All outstanding principal and accrued and unpaid interest with respect to the Notes is due and payable in full on the Maturity Date.

(c) Mandatory Prepayments.

(i) If the principal amount of the Notes is accelerated (including, but not limited to, upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)), Issuer shall immediately pay to Purchasers, payable to each Purchaser in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) the outstanding principal amount of the Notes, plus (ii) accrued and unpaid interest thereon through the prepayment date, plus (iii) all other Obligations that are due and payable, including Purchasers’ Expenses and interest at the Default Rate, if applicable, with respect to any past due amounts.

(ii) If on any date Issuer or any Subsidiary shall receive Net Proceeds from any Asset Sale, Issuer shall apply an amount equal to one hundred percent (100%) of such Net Proceeds, to prepay the Notes; provided that,

(1) Issuer may deliver a Reinvestment Notice with respect to the percentage of such Net Proceeds in the Issuer Retention column below, and shall apply an amount equal to the percentage of such Net Proceeds in the Note Repayment column below, to prepay the Notes:

Proceeds (millions)	Note Repayment (%)	Issuer Retention (%)
First $10.0	25.0%	75.0%
Next $10.0	35.0%	65.0%
Next $10.0	45.0%	45.0%
Any remaining proceeds thereafter	50.0%	50.0%

and

(2) notwithstanding the foregoing, on each Reinvestment Prepayment Date, Issuer shall apply an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event to prepay the Notes (together with any applicable premium).

All Net Proceeds from Asset Sales shall be deposited in a Collateral Account pending repayment or reinvestment in accordance with the terms of this Section 2.2(c).

Amounts to be applied in connection with prepayments made pursuant to this Section 2.2(c)(ii) shall be payable to each Purchaser in accordance with its respective Pro Rata Share; provided that any Purchaser may decline any such prepayment (collectively, the “Declined Amount”), in which case the Declined Amount shall be retained by Issuer. Each prepayment of the Notes under this Section 2.2(c)(ii) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid. Issuer shall deliver to each Purchaser notice of each

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prepayment of Notes in whole or in part pursuant to this Section 2.2(c)(ii) not less than five (5) Business Days prior to the date such prepayment shall be made (each, a “Mandatory Prepayment Date”). Such notice shall set forth (i) the Mandatory Prepayment Date, (ii) the aggregate amount of such prepayment, and (iii) the option of each Purchaser to (x) decline its share of such prepayment or (y) accept Declined Amounts. Any Purchaser that wishes to exercise its option to decline such prepayment or to accept Declined Amounts shall notify Issuer not later than three (3) Business Days prior to the Mandatory Prepayment Date.

Issuer shall not, and shall not permit any of the Subsidiaries to, use any Net Proceeds received from any Asset Sale to repay any Junior Indebtedness.

2.3 Payment of Interest on the Notes.

(a) Interest Rate. Subject to Section 2.3(b), the principal amount outstanding under the Notes shall accrue interest at a per annum rate equal to (i) from the Closing Date to the Restatement Date, (x) 4.5% for interest paid in cash or (y) 6.00% in the case of PIK Interest, and (ii) from the Restatement Date and thereafter, (x) 4.5% for interest paid in cash or (y) 10.00% in the case of PIK Interest, which interest, in the case of each of the foregoing clauses (i) and (ii), shall be payable semi-annually in arrears in accordance with Section 2.2(b). Such interest shall accrue commencing on, and including, (A) in the case of the Initial Notes, the Closing Date, (B) in the case of the Amendment No. 2 Notes, the Amendment No. 2 Effective Date, (C) in the case of the Amendment No. 3 Notes, the Amendment No. 3 Effective Date, and (D) in the case of the Amendment No. 4 Notes, the Amendment No. 4 Effective Date, and, in each case, shall accrue on the principal amount outstanding under the Notes through and including the day on which the Notes are paid in full (or any payment is made hereunder).

(b) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, all Obligations shall accrue interest at a fixed per annum rate equal to the rate that is otherwise applicable thereto plus two percentage points (2.00%) (the “Default Rate”). Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Purchasers.

(c) 360-Day Year. Interest shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

(d) Payments. Except as otherwise expressly provided herein, all payments by Issuer under the Note Documents shall be made to the respective Purchaser to which such payments are owed, at such Person’s office in immediately available funds on the date specified herein. Unless otherwise provided, interest is payable on each Interest Payment Date. Payments of principal and/or interest or any Redemption Price received after 12:00 noon Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest, as applicable, shall continue to accrue until paid. All payments to be made by Issuer hereunder or under any other Note Document, including payments of principal and interest, and all fees, expenses, indemnities and reimbursements, shall be made without set-off, recoupment or counterclaim, in lawful money of the United States and in immediately available funds.

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Notwithstanding the foregoing, Issuer may elect to pay the interest on the principal amount outstanding under the Notes payable pursuant to this Section 2.3 as paid-in-kind interest, added to the aggregate principal amount of the Note on the date such interest would otherwise be due hereunder (the amount of any such paid-in-kind interest being “PIK Interest”). The Issuer shall be deemed to have elected to pay PIK Interest unless it shall notify each Purchaser in writing of an election to pay interest in cash at least two (2) Business Days before applicable Interest Payment Date.

2.4 Fees. Issuer shall pay to Collateral Agent and/or the Purchasers (as applicable) the following fees, which shall be deemed fully earned and non-refundable upon payment:

(a) Purchasers’ Expenses. All Purchasers’ Expenses (including reasonable and documented attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Restatement Date, when due.

(b) Collateral Agent Fees. All fees payable to Collateral Agent as set forth in the Fee Letter at the times and in the amounts specified therein (such fees being referred to herein collectively as the “Collateral Agent Fees”). The Collateral Agent Fees are in addition to reimbursement of the Collateral Agent Expenses in accordance with Section 12.2(b) and Exhibit B. The Collateral Agent Fees shall be fully earned when due and shall not be refundable for any reason whatsoever.

2.5 Taxes; Increased Costs. Issuer, Collateral Agent and the Purchasers each hereby agree to the terms and conditions set forth on Exhibit C attached hereto.

2.6 Notes. The Notes shall be substantially in the form attached as Exhibit E hereto, and the terms of this Agreement shall be incorporated by reference into the Notes as if set forth therein; provided that in the event of any conflict between the terms of this Agreement and the Notes, the terms of this Agreement shall control. Issuer irrevocably authorizes each Purchaser to make or cause to be made, on or about the Closing Date, the Restatement Date, the Amendment No. 2 Effective Date, the Amendment No. 3 Effective Date or the Amendment No. 4 Effective Date (as the context may require) or at the time of receipt of any payment of principal on such Purchaser’s Note, an appropriate notation on such Purchaser’s Note (the “Purchaser’s Note Record”) reflecting the purchase of such Notes or (as the case may be) the receipt of such payment. The outstanding amount of the Notes set forth on such Purchaser’s Note Record shall be, absent manifest error, prima facie evidence of the principal amount thereof owing and unpaid to such Purchaser, but the failure to record, or any error in so recording, any such amount on such Purchaser’s Note Record shall not limit or otherwise affect the obligations of Issuer under any Note or any other Note Document to make payments of principal of or interest on, or any Redemption Price in respect of, any Note when due. Upon receipt of an affidavit of an officer of a Purchaser as to the loss, theft, destruction, or mutilation of its Note, Issuer shall issue, in lieu thereof, a replacement Note in the same principal amount thereof and of like tenor.

2.7 Reserved.

2.8 Conversion. Subject to the provisions of this Section 2.8, each Purchaser may, at its option, convert such Purchasers’ Notes into Conversion Consideration. Notes may be converted

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in part, but only in Authorized Denominations, and provisions of this Section 2.8 applying to the conversion of a Note in whole will equally apply to conversions of a permitted portion of a Note.

(a) When Notes May Be Converted.

(i) Purchaser Conversion. A Purchaser may convert its Notes at any time until the Close of Business on the Scheduled Trading Day immediately before the Maturity Date.

(ii) Amendment No. 4 Notes. Notwithstanding anything to the contrary in this Agreement, no Conversion Shares shall be issuable with respect to the Amendment No. 4 Notes that would violate the applicable rules of The Nasdaq Global Select Market, including Nasdaq Listing Rule 5635, until the Company obtains the approval of its stockholders as required by the applicable rules of The Nasdaq Global Select Market, including Nasdaq Listing Rule 5635.

(b) Conversion Procedures.

(i) To convert all or a portion of a Note, a Purchaser must (1) complete, manually sign and deliver to the Issuer the conversion notice attached to such Note or a facsimile of such conversion notice; and (2) deliver such Note to the Issuer (at which time such conversion will become irrevocable).

(ii) At the Close of Business on the Conversion Date for a Note (or any portion thereof) to be converted, such Note (or such portion) will (unless there occurs a Default in the delivery of the Conversion Consideration due upon such conversion) be deemed to cease to be outstanding (and, for the avoidance of doubt, no Person will be deemed to hold such Note (or such portion thereof) as of the Close of Business on such Conversion Date).

(iii) The Person in whose name any share of Common Stock is issuable upon conversion of any Note will be deemed to become the holder of record of such share as of the Close of Business on the Conversion Date for such conversion.

(iv) If a Note is converted, the Issuer will pay any documentary, stamp or similar issue or transfer tax or duty due on the issue of any shares of Common Stock upon such conversion; provided, however, that if any tax or duty is due because the applicable Purchaser requested such shares to be registered in a name other than such Purchaser’s name, then such Purchaser will pay such tax or duty and, until having received a sum sufficient to pay such tax or duty, the Issuer may refuse to deliver any such shares to be issued in a name other than that of such Purchaser.

(c) Settlement Upon Conversion. The type and amount of consideration (the “Conversion Consideration”) due in respect of each $1,000 principal amount of a Note (including, for the avoidance of doubt, any PIK Interest paid with respect thereto) to be converted will be a number of shares of Common Stock equal to the Conversion Rate in effect on the Conversion Date for such conversion.

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(i) If the number of shares of Common Stock deliverable pursuant to Section 2.8(c) upon conversion of any Note is not a whole number, then such number will be rounded to the nearest whole number.

(ii) If a Purchaser converts more than one Note on a single Conversion Date, then the Conversion Consideration due in respect of such conversion will be computed based on the total principal amount of Notes converted on such Conversion Date by or with respect to such Purchaser.

(iii) The Issuer will pay or deliver, as applicable, the Conversion Consideration due upon the conversion of any Note to the Purchaser on or before the second Business Day immediately after the Conversion Date for such conversion.

(iv) At all times when any Notes are outstanding, the Issuer will reserve, out of its authorized but unissued and unreserved shares of Common Stock, a number of shares of Common Stock sufficient to permit the conversion of all then-outstanding Notes, assuming the Conversion Rate is increased by the maximum amount pursuant to which the Conversion Rate may be increased pursuant to Section 2.9.

(v) Each Conversion Share delivered upon conversion of any Note will be duly and validly issued, fully paid, non-assessable, free from preemptive rights and free of any lien or adverse claim (except to the extent of any lien or adverse claim created by the action or inaction of the Purchaser holding such Note or the Person to whom such Conversion Share will be delivered). If the Common Stock is then listed on any securities exchange, or quoted on any inter-dealer quotation system, then the Issuer will cause each Conversion Share, when delivered upon conversion of any Note, to be admitted for listing on such exchange or quotation on such system.

(vi) Upon conversion, a Purchaser shall not receive any separate cash payment for accrued and unpaid interest, if any. The Issuer’s delivery of the Conversion Consideration shall be deemed to satisfy in full its obligation to pay the principal amount of the Note and accrued and unpaid interest, if any, to, but not including, the relevant Conversion Date. As a result, accrued and unpaid interest, if any (other than for the avoidance of doubt, PIK Interest), to, and including, the relevant Conversion Date shall be deemed to be paid in full rather than cancelled, extinguished or forfeited.

(d) Adjustments to the Conversion Rate. The Conversion Rate for the applicable Notes will be adjusted from time to time as follows:

(i) Stock Dividends, Splits and Combinations. If the Issuer issues solely shares of Common Stock as a dividend or distribution on all or substantially all shares of the Common Stock, or if the Issuer effects a stock split or a stock combination of the Common Stock (in each case excluding an issuance solely pursuant to a Common Stock Change Event, as to which Section 2.11 will apply), then the Conversion Rate will be adjusted based on the following formula:

where:

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CR0 = the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date of such dividend or distribution, or immediately before the Open of Business on the effective date of such stock split or stock combination, as applicable;

CR1 = the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date or effective date, as applicable;

OS0 = the number of shares of Common Stock outstanding immediately before the Open of Business on such Ex-Dividend Date or effective date, as applicable, without giving effect to such dividend, distribution, stock split or stock combination; and

OS1 = the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, stock split or stock combination.

Any adjustment made under this Section 2.8(d)(i) shall become effective immediately after the Open of Business on the Ex-Dividend Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such share split or share combination, as applicable. If any dividend, distribution, stock split or stock combination of the type described in this Section 2.8(d)(i) is declared or announced, but not so paid or made, then the Conversion Rate will be readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution or to effect such stock split or stock combination, to the Conversion Rate that would then be in effect had such dividend, distribution, stock split or stock combination not been declared or announced.

(ii) Rights, Options and Warrants. If the Issuer distributes, to all or substantially all holders of Common Stock, rights, options or warrants (other than rights issued or otherwise distributed pursuant to a stockholder rights plan, as to which Section 2.8(d)(iii)(1) and Section 2.8(f) will apply) entitling such holders, for a period of not more than sixty (60) calendar days after the record date of such distribution, to subscribe for or purchase shares of Common Stock at a price per share that is less than the average of the Last Reported Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date such distribution is announced, then the Conversion Rate will be increased based on the following formula:

where:

CR0 = the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such distribution;

CR1 = the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date;

45

OS = the number of shares of Common Stock outstanding immediately before the Open of Business on such Ex-Dividend Date;

X = the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y = a number of shares of Common Stock obtained by dividing (x) the aggregate price payable to exercise such rights, options or warrants by (y) the average of the Last Reported Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date such distribution is announced.

Any increase made under this Section 2.8(d)(ii) shall be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the Open of Business on the Ex-Dividend Date for such distribution. To the extent such rights, options or warrants are not so distributed, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the increase to the Conversion Rate for such distribution been made on the basis of only the rights, options or warrants, if any, actually distributed. In addition, to the extent that shares of Common Stock are not delivered after the expiration of such rights, options or warrants (including as a result of such rights, options or warrants not being exercised), the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the increase to the Conversion Rate for such distribution been made on the basis of delivery of only the number of shares of Common Stock actually delivered upon exercise of such rights, option or warrants.

For purposes of this Section 2.8(d)(ii), in determining whether any rights, options or warrants entitle holders of Common Stock to subscribe for or purchase shares of Common Stock at a price per share that is less than the average of the Last Reported Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date the distribution of such rights, options or warrants is announced, and in determining the aggregate price payable to exercise such rights, options or warrants, there will be taken into account any consideration the Issuer receives for such rights, options or warrants and any amount payable on exercise thereof, with the value of such consideration, if not cash, to be determined by the Board of Directors.

(iii) Spin-Offs and Other Distributed Property.

(1) Distributions Other than Spin-Offs. If the Issuer distributes shares of its Capital Stock, evidences of its indebtedness or other assets or property of the Issuer, or rights, options or warrants to acquire Capital Stock of the Issuer or other securities, to all or substantially all holders of the Common Stock, excluding:

(a) dividends, distributions, rights, options or warrants for which an adjustment to the Conversion Rate is required pursuant to Section 2.8(d)(i) or 2.8(d)(ii);

(b) dividends or distributions paid exclusively in cash for which an adjustment to the Conversion Rate is required pursuant to Section 2.8(d)(iv);

46

(c) rights issued or otherwise distributed pursuant to a stockholder rights plan, except to the extent provided in Section 2.8(f);

(d) Spin-Offs for which an adjustment to the Conversion Rate is required pursuant to Section 2.8(d)(iii)(2);

(e) a distribution solely pursuant to a tender offer or exchange offer for shares of Common Stock, as to which Section 2.8(d)(v) will apply; and

(f) a distribution solely pursuant to a Common Stock Change Event, as to which Section 2.11 will apply,

then the Conversion Rate will be increased based on the following formula:

where:

CR0 = the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such distribution;

CR1 = the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date;

SP = the average of the Last Reported Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before such Ex-Dividend Date; and

FMV = the fair market value (as determined by the Board of Directors), as of such Ex-Dividend Date, of the shares of Capital Stock, evidences of indebtedness, assets, property, rights, options or warrants distributed per share of Common Stock pursuant to such distribution;

Any increase made under the portion of this Section 2.8(d)(iii) above shall become effective immediately after the Open of Business on the Ex-Dividend Date for such distribution. If FMV is equal to or greater than SP, then, in lieu of the foregoing adjustment to the Conversion Rate, each Purchaser will receive, for each $1,000 principal amount of Notes (including, for the avoidance of doubt, any PIK Interest paid with respect thereto) held by such Purchaser on the Ex-Dividend Date for such distribution, at the same time and on the same terms as holders of Common Stock, the amount and kind of shares of Capital Stock, evidences of indebtedness, assets, property, rights, options or warrants that such Purchaser would have received if such Purchaser had owned, on such Ex-Dividend Date, a number of shares of Common Stock equal to the Conversion Rate in effect on such Ex-Dividend Date.

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To the extent such distribution is not so paid or made, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the distribution, if any, actually made or paid.

(2) Spin-Offs. If the Issuer distributes or dividends shares of Capital Stock of any class or series, or similar equity interests, of or relating to an Affiliate, a Subsidiary or other business unit of the Issuer to all or substantially all holders of the Common Stock (other than solely pursuant to (x) a Common Stock Change Event, as to which Section 2.11 will apply; or (y) a tender offer or exchange offer for shares of Common Stock, as to which Section 2.8(d)(v) will apply), and such Capital Stock or equity interests are listed or quoted (or will be listed or quoted upon the consummation of the transaction) on a U.S. national securities exchange (a “Spin-Off”), then the Conversion Rate will be increased based on the following formula:

where:

CR0 = the Conversion Rate in effect immediately before the Close of Business on the last Trading Day of the Spin-Off Valuation Period for such Spin-Off;

CR1 = the Conversion Rate in effect immediately after the Close of Business on the last Trading Day of the Spin-Off Valuation Period;

FMV = the product of (x) the average of the Last Reported Sale Prices per share or unit of the Capital Stock or equity interests distributed in such Spin-Off over the ten (10) consecutive Trading Day period (the “Spin-Off Valuation Period”) beginning on, and including, the Ex-Dividend Date for such Spin-Off (such average to be determined as if references to Common Stock in the definitions of Last Reported Sale Price, Trading Day and Market Disruption Event were instead references to such Capital Stock or equity interests); and (y) the number of shares or units of such Capital Stock or equity interests distributed per share of Common Stock in such Spin-Off; and

SP = the average of the Last Reported Sale Prices per share of Common Stock for each Trading Day in the Spin-Off Valuation Period.

The increase to the Conversion Rate under the preceding paragraph shall occur at the Close of Business on the last Trading Day of the Spin-Off Valuation Period; provided that if the Conversion Date for a Note occurs during the Spin-Off Valuation Period for such Spin-Off, then, solely for purposes of determining the Conversion Consideration for such conversion, such Spin-Off Valuation Period will be deemed to consist of the Trading Days occurring in the period from, and including, the Ex-Dividend Date for such Spin-Off to, and including, such Conversion Date.

To the extent any dividend or distribution of the type set forth in this Section 2.8(d)(iii)(2) is declared but not made or paid, the Conversion Rate will be readjusted to the Conversion Rate

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that would then be in effect had the adjustment been made on the basis of only the dividend or distribution, if any, actually made or paid.

(iv) Cash Dividends or Distributions. If any cash dividend or distribution is made to all or substantially all holders of Common Stock, then the Conversion Rate will be increased based on the following formula:

where:

CR0 = the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such dividend or distribution;

CR1 = the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date;

SP = the Last Reported Sale Price per share of Common Stock on the Trading Day immediately before such Ex-Dividend Date; and

D = the cash amount distributed per share of Common Stock in such dividend or distribution;

Any increase pursuant to this Section 2.8(d)(iv) shall become effective immediately after the Open of Business on the Ex-Dividend Date for such dividend or distribution. If D is equal to or greater than SP, then, in lieu of the foregoing adjustment to the Conversion Rate, each Purchaser will receive, for each $1,000 principal amount of Notes (including, for the avoidance of doubt, any PIK Interest paid with respect thereto) held by such Purchaser on the Ex-Dividend Date for such dividend or distribution, at the same time and on the same terms as holders of Common Stock, the amount of cash that such Purchaser would have received if such Purchaser had owned, on such Ex-Dividend Date, a number of shares of Common Stock equal to the Conversion Rate in effect on such Ex-Dividend Date.

To the extent such dividend or distribution is declared but not made or paid, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the dividend or distribution, if any, actually made or paid.

(v) Tender Offers or Exchange Offers. If the Issuer or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for shares of Common Stock, and the value (determined as of the Expiration Time by the Board of Directors) of the cash and other consideration paid per share of Common Stock in such tender or exchange offer exceeds the Last Reported Sale Price per share of Common Stock on the Trading Day immediately after the last date (the “Expiration Date”) on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), then the Conversion Rate will be increased based on the following formula:

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where:

CR0 = the Conversion Rate in effect immediately before the Close of Business on the last Trading Day of the Tender/Exchange Offer Valuation Period for such tender or exchange offer;

CR1 = the Conversion Rate in effect immediately after the Close of Business on the last Trading Day of the Tender/Exchange Offer Valuation Period;

AC = the aggregate value (determined as of the time (the “Expiration Time”) such tender or exchange offer expires by the Board of Directors) of all cash and other consideration paid for shares of Common Stock purchased or exchanged in such tender or exchange offer;

OS0 = the number of shares of Common Stock outstanding immediately before the Expiration Time (including all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS1 = the number of shares of Common Stock outstanding immediately after the Expiration Time (excluding all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP = the average of the Last Reported Sale Prices per share of Common Stock over the ten (10) consecutive Trading Day period (the “Tender/Exchange Offer Valuation Period”) beginning on, and including, the Trading Day immediately after the Expiration Date;

provided, however, that the Conversion Rate will in no event be adjusted down pursuant to this Section 2.8(d)(v), except to the extent provided in the immediately following paragraph. The increase to the Conversion Rate under this Section 2.8(d)(v) shall occur at the Close of Business on the last Trading Day of the Tender/Exchange Offer Valuation Period; provided that if the Conversion Date for a Note occurs during the Tender/Exchange Offer Valuation Period for such tender or exchange offer, then, solely for purposes of determining the Conversion Consideration for such conversion, such Tender/Exchange Offer Valuation Period will be deemed to consist of the Trading Days occurring in the period from, and including, the Trading Day immediately after the Expiration Date to, and including, such Conversion Date.

To the extent such tender or exchange offer is announced but not consummated (including as a result of the Issuer being precluded from consummating such tender or exchange offer under applicable law), or any purchases or exchanges of shares of Common Stock in such tender or exchange offer are rescinded, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the purchases or exchanges of shares of Common Stock, if any, actually made, and not rescinded, in such tender or exchange offer.

(vi) If, on or after the Amendment No. 2 Effective Date and on or prior to December 31, 2024, the Issuer or any of its Subsidiaries issues or otherwise sells any shares of Common Stock, or any Equity-Linked Securities, in each case at an Effective Price per share of Common Stock that is less than the Conversion Price in effect for the Amendment No. 2 Notes or

50

the Amendment No. 3 Notes, as applicable, (before giving effect to the adjustment required by this Section 2.8(d)(vi)) as of the date of the issuance or sale of such shares or Equity-Linked Securities (such an issuance or sale, a “Degressive Issuance”), then, effective as of the Close of Business on such date, the Conversion Rate applicable to the Amendment No. 2 Notes or the Amendment No. 3 Notes, respectively, will be increased to an amount equal to (x) one thousand dollars ($1,000) divided by (y) the Weighted Average Issuance Price. For these purposes, the “Weighted Average Issuance Price” will be equal to:

where:

CP = such Conversion Price;

OS = the sum of (1) number of shares of Common Stock and (2) the number of shares into which the Notes could be converted if fully converted, in each case outstanding immediately before such Degressive Issuance;

EP = the Effective Price per share of Common Stock in such Degressive Issuance; and

X = the sum, without duplication, of (x) the total number of shares of Common Stock issued or sold in such Degressive Issuance; and (y) the maximum number of shares of Common Stock underlying such Equity-Linked Securities issued or sold in such Degressive Issuance;

provided, however, that (1) the Conversion Rate will not be adjusted pursuant to this Section 2.8(d)(vi) solely as a result of an Exempt Issuance or as a result of any transaction in respect of which an adjustment is made pursuant to Section 2.8(d)(i), (ii), (iii), (iv) and/or (v); (2) the issuance of shares of Common Stock pursuant to any such Equity-Linked Securities will not constitute an additional issuance or sale of shares of Common Stock for purposes of this Section 2.8(d)(vi) (it being understood, for the avoidance of doubt, that the issuance or sale of such Equity-Linked Securities, or any re-pricing or amendment thereof, will be subject to this Section 2.8(d)(vi)); and (3) in no event will the Conversion Rate be decreased pursuant to this Section 2.8(d)(vi). For purposes of this Section 2.8(d)(vi), any re-pricing or amendment of any Equity-Linked Securities (including, for the avoidance of doubt, any Equity-Linked Securities existing as of the Effective Date) will be deemed to be the issuance of additional Equity-Linked Securities, without affecting any prior adjustments theretofore made to the Conversion Rate. The Issuer will not effect any Degressive Issuance that would result in an adjustment to the Conversion Rate pursuant to this Section 2.8(d)(vi) that requires the approval of the Issuer’s stockholders pursuant to the listing standards of The Nasdaq Global Select Market, unless the Issuer has obtained such stockholder approval before such Degressive Issuance. For the avoidance of doubt, any adjustment pursuant to this Section 2.8(d)(vi) shall only be applicable to the Amendment No. 2 Notes, the Amendment No. 3 Notes and the Amendment No. 4 Notes.

(e) No Adjustments in Certain Cases. Notwithstanding anything to the contrary in this Section 2.8(d), the Issuer will not be obligated to adjust the Conversion Rate on account of a transaction or other event otherwise requiring an adjustment pursuant to this Section 2.8(d) (other than a stock split or combination of the type set forth in Section 2.8(d)(i), a tender or exchange offer of the type set forth in Section 2.8(d)(v) or a Degressive Issuance) if each Purchaser

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participates, at the same time and on the same terms as holders of Common Stock, and solely by virtue of being a Purchaser of Notes, in such transaction or event without having to convert such Purchaser’s Notes and as if such Purchaser held a number of shares of Common Stock equal to the product of (i) the Conversion Rate in effect on the related record date; and (ii) the aggregate principal amount (expressed in thousands) of Notes held by such Purchaser on such date.

(f) Stockholder Rights Plans. If any shares of Common Stock are to be issued upon conversion of any Note and, at the time of such conversion, the Issuer has in effect any stockholder rights plan, then the Purchaser holding such Note will be entitled to receive, in addition to, and concurrently with the delivery of, the Conversion Consideration otherwise payable under this Agreement upon such conversion, the rights set forth in such stockholder rights plan, unless such rights have separated from the Common Stock at such time, in which case, and only in such case, the Conversion Rate will be adjusted pursuant to Section 2.8(d)(iii)(1) on account of such separation as if, at the time of such separation, the Issuer had made a distribution of the type referred to in such Section to all holders of the Common Stock, subject to readjustment in accordance with such Section if such rights expire, terminate or are redeemed.

(g) Limitation on Effecting Transactions Resulting in Certain Adjustments. The Issuer will not engage in or be a party to any transaction or event that would require the Conversion Rate to be adjusted pursuant to Section 2.8(d) or Section 2.9 to an amount that would result in the Conversion Price per share of Common Stock being less than the par value per share of Common Stock or in a manner which is inconsistent with the listing rules of the ASX.

(h) Equitable Adjustments to Prices. Whenever any provision of this Agreement requires the Issuer to calculate the average of the Last Reported Sale Prices, or any function thereof, over a period of multiple days (including to calculate the Stock Price or an adjustment to the Conversion Rate), the Issuer will make proportionate adjustments, if any, to such calculations to account for any adjustment to the Conversion Rate pursuant to Section 2.8(d)(i) that becomes effective, or any event requiring such an adjustment to the Conversion Rate where the Ex-Dividend Date or effective date, as applicable, of such event occurs, at any time during such period.

(i) Calculation of Number of Outstanding Shares of Common Stock. For purposes of Section 2.8(d), the number of shares of Common Stock outstanding at any time will (i) include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock; and (ii) exclude shares of Common Stock held in the Issuer’s treasury (unless the Issuer pays any dividend or makes any distribution on shares of Common Stock held in its treasury).

(j) Calculations. All calculations with respect to the Conversion Rate and adjustments thereto will be made to the nearest 1/10,000th of a share of Common Stock (with 5/100,000ths rounded upward).

(k) Notice of Conversion Rate Adjustments. Upon the effectiveness of any adjustment to the Conversion Rate pursuant to Section 2.8(d), the Issuer will promptly send notice to the Purchasers containing (i) a brief description of the transaction or other event on account of which such adjustment was made; (ii) the Conversion Rate in effect immediately after such adjustment; and (iii) the effective time of such adjustment.

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(l) Voluntary Adjustments. To the extent permitted by law and applicable stock exchange rules, the Issuer, from time to time, may (but is not required to) increase the Conversion Rate by any amount if (i) the Board of Directors determines that such increase is either (x) in the best interest of the Issuer; or (y) advisable to avoid or diminish any income tax imposed on holders of Common Stock or rights to purchase Common Stock as a result of any dividend or distribution of shares (or rights to acquire shares) of Common Stock or any similar event; (ii) such increase is in effect for a period of at least twenty (20) Business Days; and (iii) such increase is irrevocable during such period.

(m) Notice of Voluntary Increase. If the Board of Directors determines to increase the Conversion Rate pursuant to Section 2.8(l), then, no later than the first Business Day of the related twenty (20) Business Day period referred to in Section 2.8(l), the Issuer will send notice to each Purchaser of such increase, the amount thereof and the period during which such increase will be in effect.

2.9 Adjustments to the Conversion Rate in Connection with a Make-Whole Fundamental Change.

(a) Generally. If a Make-Whole Fundamental Change occurs and the Conversion Date for the conversion of a Note occurs during the related Make-Whole Fundamental Change Conversion Period, then, subject to this Section 2.9, the Conversion Rate applicable to such conversion will be increased by a number of shares (the “Additional Shares”) set forth in the table below corresponding (after interpolation as provided in, and subject to, the provisions below) to the Make-Whole Fundamental Change Effective Date and the Stock Price of such Make-Whole Fundamental Change:

(i) With respect to the Initial Notes and the Amendment No. 2 Notes:

Stock Price
Make-Whole Fundamental Change Effective Date	$1.025	$1.30	$1.5375	$1.75	$2.00	$2.50	$3.00	$4.00	$5.00	$10.00	$20.00	$50.00	$80.00	$110.00
Closing Date	325.2033	233.5846	184.6114	153.9200	127.6350	93.5440	72.8133	49.4725	36.9880	15.8780	7.6650	3.0574	1.9099	0.0000
August 15, 2024	325.2033	232.5385	180.4293	148.2286	121.0500	86.5200	66.0800	43.7900	32.2760	13.6270	6.6125	2.6394	1.6491	0.0000
August 15, 2025	325.2033	224.7769	169.6585	136.3029	108.7350	74.8160	55.5633	35.5750	25.7880	10.8300	5.3065	2.1202	1.3249	0.0000
August 15, 2026	325.2033	209.3615	150.7837	116.5200	89.2050	57.4480	40.7367	24.8425	17.7380	7.6250	3.7790	1.5110	0.9444	0.0000
August 15, 2027	325.2033	181.0385	117.2423	82.6114	57.3150	31.7720	20.6633	12.0075	8.7080	4.0520	2.0235	0.8094	0.5059	0.0000
August 15, 2028	325.2033	118.8231	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000
(ii) With respect to the Amendment No. 3 Notes:

Stock Price
Make-Whole Fundamental Change Effective Date	$0.750	$0.950	$1.130	$1.280	$1.460	$1.830	$2.200	$2.930	$3.660	$7.320	$14.630	$36.590	$58.540	$80.490
Closing Date	444.4445	319.6421	251.1859	210.4375	174.8425	127.7923	99.2909	67.5392	50.5301	21.6913	10.4785	4.1779	2.6100	0.0000
August 15, 2024	444.4445	318.2106	245.4956	202.6563	165.8219	118.1967	90.1091	59.7816	44.0929	18.6161	9.0396	3.6067	2.2536	0.0000
August 15, 2025	444.4445	307.5894	230.8407	186.3516	148.9521	102.2077	75.7681	48.5666	35.2295	14.7951	7.2543	2.8972	1.8106	0.0000
August 15, 2026	444.4445	286.4947	205.1592	159.3047	122.1986	78.4809	55.5500	33.9147	24.2322	10.4167	5.1661	2.0648	1.2906	0.0000
August 15, 2027	444.4445	247.7369	159.5222	112.9453	78.5137	43.4044	28.1772	16.3925	11.8962	5.5355	2.7662	1.1060	0.6914	0.0000
August 15, 2028	444.4445	162.6000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

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(iii) With respect to the Amendment No. 4 Notes:

Stock Price
Make-Whole Fundamental Change Effective Date	$0.234	$0.296	$0.353	$0.399	$0.456	$0.571	$0.686	$0.914	$1.142	$2.284	$4.565	$11.416	$18.264	$25.113
Closing Date	1,424.5016	1,025.8784	804.0795	675.0877	559.8027	409.5620	318.4256	216.5097	161.9441	69.5185	33.5817	13.3908	8.3656	0.0000
August 15, 2024	1,424.5016	1,021.2840	785.8641	650.1255	530.9210	378.8090	288.9796	191.6412	141.3135	59.6628	28.9703	11.5600	7.2233	0.0000
August 15, 2025	1,424.5016	987.1957	738.9518	597.8197	476.9080	327.5658	242.9881	155.6894	112.9072	47.4169	23.2487	9.2860	5.8034	0.0000
August 15, 2026	1,424.5016	919.4931	656.7419	511.0527	391.2499	251.5237	178.1487	108.7200	77.6619	33.3845	16.5564	6.6180	4.1366	0.0000
August 15, 2027	1,424.5016	795.1015	510.6518	362.3308	251.3816	139.1069	90.3642	52.5493	38.1262	17.7407	8.8652	3.5449	2.2161	0.0000
August 15, 2028	1,424.5016	521.8581	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

If such Make-Whole Fundamental Change Effective Date or Stock Price is not set forth in the table above, then:

(A) if such Stock Price is between two Stock Prices in the table above or the Make-Whole Fundamental Change Effective Date is between two dates in the table above, then the number of Additional Shares will be determined by straight-line interpolation between the numbers of Additional Shares set forth for the higher and lower Stock Prices in the table above or the earlier and later dates in the table above, based on a 365-day year; and

(B) if the Stock Price is greater than $110.00 (with respect to the Initial Notes and the Amendment No. 2 Notes), $80.490 (with respect to the Amendment No. 3 Notes), or $25.113 (with respect to the Amendment No. 4 Notes) (subject to adjustment in the same manner as the Stock Prices set forth in the column headings of the table above are adjusted pursuant to Section 2.9(a)(iv)), or less than $1.025 (with respect to the Initial Notes and the Amendment No. 2 Notes), $0.750 (with respect to the Amendment No. 3 Notes), or $0.234 (with respect to the Amendment No. 4 Notes) (subject to adjustment in the same manner), per share, then no Additional Shares will be added to the Conversion Rate.

Notwithstanding anything to the contrary in this Agreement or the Notes, in no event will the Conversion Rate be increased to an amount that exceeds 975.6098 shares of Common Stock per $1,000 principal amount of Notes (with respect to the Initial Notes and the Amendment No. 2 Notes), 1,511.1112 shares of Common Stock per $1,000 principal amount of Notes (with respect to the Amendment No. 3 Notes), or 4,849.4391 shares of Common Stock per $1,000 principal amount of Notes (with respect to the Amendment No. 4 Notes), which amount is subject to adjustment in the same manner as, and at the same time and for the same events for which, the Conversion Rate is required to be adjusted pursuant to Section 2.8(d).

(iv) Adjustment of Stock Prices and Number of Additional Shares. The (A) Stock Prices in the first row (i.e., the column headers) of the tables set forth in Section 2.9(a) will be adjusted in the same manner as, and at the same time and for the same events for which, the Conversion Price is adjusted as a result of the operation of Section 2.8(d) and (B) numbers of Additional Shares in the tables set forth in Section 2.9(a) will be adjusted in the same manner as, and at the same time and for the same events for which, the Conversion Rate is adjusted pursuant

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to Section 2.8(d); provided, however, that any adjustment pursuant to this Section 2.9(a) in connection with a Degressive Issuance as set forth in Section 2.8(d)(vi) shall only apply in respect of the Amendment No. 2 Notes and the Amendment No. 3 Notes.

(v) Principal Market Regulation. No Additional Shares shall be issued or issuable pursuant to this Section 2.9(a) that would violate the applicable rules of The Nasdaq Stock Market, including Nasdaq Listing Rule 5635, until the Company obtains the approval of its stockholders as required by the applicable rules of The Nasdaq Stock Market, including Nasdaq Listing Rule 5635, to issue the maximum aggregate amount of Additional Shares that may potentially be issuable pursuant to this Section 2.9(a).

(b) Notice of the Occurrence of a Make-Whole Fundamental Change. If a Make-Whole Fundamental Change occurs, then, promptly and in no event later than the Business Day immediately after the Make-Whole Fundamental Change Effective Date of such Make-Whole Fundamental Change, the Issuer will notify the Purchasers of the occurrence of such Make-Whole Fundamental Change and of such Make-Whole Fundamental Change Effective Date, briefly stating the circumstances under which the Conversion Rate will be increased pursuant to this Section 2.9 in connection with such Make-Whole Fundamental Change.

(c) Overlapping Make-Whole Fundamental Change Conversion Periods. If a Conversion Date occurs during two or more Make-Whole Fundamental Change Conversion Periods, a Purchaser converting its Notes will be entitled to a single increase to the Conversion Rate with respect to the first to occur of the applicable Make-Whole Fundamental Changes, and the later Make-Whole Fundamental Change(s) will be deemed to not have occurred for purposes of this Section 2.9.

2.10 Reserved.

2.11 Effect of Common Stock Change Event.

(a) Generally. If there occurs any:

(i) recapitalization, reclassification or change of the Common Stock (other than (x) changes solely resulting from a subdivision or combination of the Common Stock, (y) a change only in par value or from par value to no par value or no par value to par value and (z) stock splits and stock combinations that do not involve the issuance of any other series or class of securities);

(ii) consolidation, merger, combination or binding or statutory share exchange involving the Issuer;

(iii) sale, lease or other transfer of all or substantially all of the assets of the Issuer and its Subsidiaries, taken as a whole, to any Person; or

(iv) other similar event,

and, as a result of which, the Common Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the

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foregoing (such an event, a “Common Stock Change Event,” and such other securities, cash or property, the “Reference Property,” and the amount and kind of Reference Property that a holder of one (1) share of Common Stock would be entitled to receive on account of such Common Stock Change Event (without giving effect to any arrangement not to issue or deliver a fractional portion of any security or other property), a “Reference Property Unit”), then, notwithstanding anything to the contrary in this Agreement or the Notes,

(1) from and after the effective time of such Common Stock Change Event, (I) the Conversion Consideration due upon conversion of any Note will be determined in the same manner as if each reference to any number of shares of Common Stock in this Section 2 (or in any related definitions) were instead a reference to the same number of Reference Property Units; (II) for purposes of Section 2.8(a), each reference to any number of shares of Common Stock in such Section (or in any related definitions) will instead be deemed to be a reference to the same number of Reference Property Units; and (III) for purposes of the definition of “Ex-Dividend Date,” the term “Common Stock” will be deemed to refer to any class of securities forming part of such Reference Property; and

(2) for these purposes, the Last Reported Sale Price of any Reference Property Unit or portion thereof that does not consist of a class of securities will be the fair value of such Reference Property Unit or portion thereof, as applicable, determined in good faith by the Issuer (or, in the case of cash denominated in U.S. dollars, the face amount thereof).

If the Reference Property consists of more than a single type of consideration to be determined based in part upon any form of stockholder election, then the composition of the Reference Property Unit will be deemed to be the weighted average of the types and amounts of consideration actually received, per share of Common Stock, by the holders of Common Stock. The Issuer will notify the Purchasers of such weighted average as soon as practicable after such determination is made.

At or before the effective time of such Common Stock Change Event, the Issuer and the resulting, surviving or transferee Person (if not the Issuer) of such Common Stock Change Event (the “Successor Person”) will execute and deliver to the Purchasers such supplemental instruments, if any, as the Issuer reasonably determines are necessary or desirable to (x) provide for subsequent conversions of Notes in the manner set forth in this Section 2.11; (y) provide for subsequent adjustments to the Conversion Rate pursuant to Section 2.8(d) in a manner consistent with this Section 2.11; and (z) contain such other provisions, if any, that the Issuer reasonably determines are appropriate to preserve the economic interests of the Purchasers and to give effect to the provisions of this Section 2.11(a). If the Reference Property includes shares of stock or other securities or assets of a Person other than the Successor Person, then such other Person will also execute such supplemental instrument(s) and such supplemental instrument(s) will contain such additional provisions, if any, that the Issuer reasonably determines are appropriate to preserve the economic interests of Purchasers.

(b) Notice of Common Stock Change Events. The Issuer will provide notice of each Common Stock Change Event to the Purchasers no later than the effective date of such Common Stock Change Event.

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(c) Compliance Covenant. The Issuer will not become a party to any Common Stock Change Event unless its terms are consistent with this Section 2.11.

3. CONDITIONS OF NOTES

3.1 Conditions Precedent to Restatement Date. The effectiveness of this Agreement on the Restatement Date is subject to the satisfaction of the following conditions precedent.

(a) a copy of this Agreement, duly executed by Issuer, each Purchaser, each Guarantor and Collateral Agent;

(b) delivery of the Notes in an aggregate principal amount of $63,561,300.00, duly executed by Issuer, to Bluescape, Ascend and Meridian;

(c) to the extent requested by the Purchasers or Collateral Agent, a properly completed and duly executed IRS Form W-9 (or other applicable tax form) from Issuer and all other documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations;

(d) the Operating Documents and good standing certificates of Issuer and each Guarantor certified by the Secretary of State (or equivalent agency) of Issuer’s and such Guarantor’s jurisdiction of organization or formation and each jurisdiction in which Issuer and each Guarantor is qualified to conduct business, each as of a date no earlier than thirty (30) days prior to the Restatement Date;

(e) a certificate of Issuer executed by the Secretary of Issuer and each Guarantor executed by a director of the relevant Guarantor with appropriate insertions and attachments, including with respect to (i) the Operating Documents of Issuer or such Guarantor (which Certificate of Incorporation of Issuer shall be certified by the Secretary of State of the State of Delaware); (ii) the resolutions adopted by the Board of Directors or the board of directors (or the functional equivalent thereof) of such Guarantor (except for any Australian Obligor, for which only an extract of such resolutions will be given) for the purpose of approving the transactions contemplated by the Note Documents; (iii) (in the case of each Guarantor) the up-to-date share register of such Guarantor; and (iv) (in the case of each Guarantor) the identification by name and title, and the specimen signatures of, the officers of such Guarantor authorized to sign the Note Documents to which such Guarantor is party;

(f) a duly executed legal opinion of counsel to Issuer dated as of the Restatement Date, in form and substance satisfactory to the Purchasers;

(g) a duly executed legal opinion of Australian counsel to Issuer and Guarantors dated as of the Restatement Date, in form and substance satisfactory to the Purchasers;

(h) the representations and warranties in Section 5 hereof shall be true, accurate and complete in all material respects on the Restatement Date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and

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complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the purchase of Notes;

(i) no Event of Default or an event that with the passage of time could result in an Event of Default, shall exist;

(j) payment of the fees, Purchasers’ Expenses, legal fees and expenses of the Collateral Agent in connection with the negotiation of this Agreement and the other Note Documents and Collateral Agent Fees then due as specified in Section 2.4 hereof;

(k) a completed Perfection Certificate for Issuer and each Guarantor; and

(l) the Operating Company Pledge Agreement duly executed by American Pacific Borates Pty Ltd (ABN 68 615 606 114) and the Collateral Agent, on behalf of the Secured Parties.

4. CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Without prejudice to the Liens granted by each Australian Obligor under each Australian Security Document to which it is party, on the Closing Date, the Issuer and each Guarantor hereby granted to Collateral Agent, for the ratable benefit of the Secured Parties, to secure the payment and performance in full of all of the Obligations and the Guaranteed Obligations, as applicable, a continuing first priority security interest in, and pledged to Collateral Agent, for the ratable benefit of the Secured Parties, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products and supporting obligations (as defined in the Code) in respect thereof. In respect of the Australian Obligors only, to the extent there is any inconsistency between this Section 4.1 and any provision of any Australian Security Document, the relevant provision of such Australian Security Document shall prevail.

If Issuer or any Guarantor shall acquire any commercial tort claim (as defined in the Code), upon the Closing Date, Issuer or such Guarantor shall grant to Collateral Agent, for the ratable benefit of the Secured Parties, a first priority security interest therein and in the proceeds and products and supporting obligations (as defined in the Code) thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Collateral Agent and the Required Purchasers.

If this Agreement is terminated, Collateral Agent’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid or converted in full. Upon payment or conversion in full of the Obligations (other than inchoate indemnity obligations) and at such time as the Purchasers’ obligation to purchase the Notes has terminated, Collateral Agent shall (acting at the direction of the Required Purchasers), at the sole cost and expense of Issuer, release its Liens in the Collateral and all rights therein shall revert to Issuer and the Guarantors.

4.2 Authorization to File Financing Statements. On the Closing Date, each of Issuer and the Guarantors authorized Collateral Agent to file financing statements or take any other action required to perfect Collateral Agent’s security interests in the Collateral (held for the ratable benefit of the Secured Parties), without notice to Issuer or any Guarantor, with all appropriate jurisdictions to perfect or protect Collateral Agent’s interest or rights under the Note Documents.

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Notwithstanding anything herein to the contrary, Collateral Agent shall have no obligation to file any financing statements or take any other actions required to perfect Collateral Agent’s security interests in the Collateral unless expressly directed to do so in writing by the Required Purchasers.

5. REPRESENTATIONS AND WARRANTIES

Issuer and each Guarantor represents and warrants to Collateral Agent and the Purchasers as follows as of the Restatement Date:

5.1 Due Organization, Authorization: Power and Authority. Issuer and each of its Subsidiaries is duly existing and in good standing as a Registered Organization in its jurisdictions of organization or formation and Issuer and each of its Subsidiaries is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its businesses or its ownership of property requires that it be so qualified except where the failure to do so could not reasonably be expected to have a Material Adverse Change. In connection with this Agreement, Issuer and each of the Guarantors has delivered to Collateral Agent and the Purchasers a completed perfection certificate and any updates or supplements thereto on, before or after the Closing Date (each a “Perfection Certificate” and collectively, the “Perfection Certificates”). For the avoidance of doubt, Collateral Agent and Purchasers agree that Issuer may from time to time update certain information in the Perfection Certificates after the Closing Date to the extent permitted by one or more specific provisions in this Agreement. Issuer represents and warrants that all the information set forth on the Perfection Certificates pertaining to Issuer and each of the Guarantors is accurate and complete, in all non-ministerial respects.

The execution, delivery and performance by Issuer and each Guarantor of the Note Documents to which it is, or they are, a party have been duly authorized, and do not (i) conflict with any of Issuer’s or such Guarantor’s organizational documents, including its respective Operating Documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable thereto, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Issuer or such Guarantor, or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or are being obtained pursuant to Section 6.1(b), or (v) constitute an event of default or material breach under any Material Agreement by which Issuer, any of its Subsidiaries or any of their respective properties, is bound. Neither Issuer nor any of its Subsidiaries is in default or material breach under any Material Agreement to which it is a party or by which it or any of its assets is bound in which such default could reasonably be expected to have a Material Adverse Change.

5.2 Collateral.

(a) Issuer and each Guarantor have good title to, have rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien under the Note Documents, free and clear of any and all Liens except Permitted Liens, and neither Issuer nor any Guarantor has any Deposit Accounts, Securities Accounts, Commodity Accounts or other investment accounts other than the Collateral Accounts or the other investment accounts, if any, described in the Perfection Certificates delivered to Collateral Agent and the Purchasers in connection herewith in respect of which Issuer or such Guarantor has given Collateral Agent and

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the Purchasers notice and taken such actions as are necessary to give Collateral Agent a perfected security interest therein as required under this Agreement. The Accounts are bona fide, existing obligations of the Account Debtors.

(b) The security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral, subject only to involuntary Permitted Liens that, under applicable law, have priority over Collateral Agent’s Lien.

(c) On the Closing Date, and except as disclosed on the Perfection Certificate (i) the Collateral was not in the possession of any third party bailee, and (ii) no such third party bailee possessed components of the Collateral in excess of One Million Dollars ($1,000,000).

(d) All Inventory and Equipment is in all material respects of good and marketable quality, free from material defects.

(e) Issuer and each Guarantor is the sole owner of the Intellectual Property each respectively purports to own, free and clear of all Liens other than Permitted Liens and non-exclusive licenses for off-the-shelf software that is commercially available to the public. Except as noted on the Perfection Certificate (which, upon the consummation of a transaction not prohibited by this Agreement, may be updated to reflect such transaction), neither Issuer nor any of Guarantor is a party to, nor is bound by, any material license or other Material Agreement.

(f) Each employee and contractor of Issuer and its Subsidiaries involved in development or creation of any material Intellectual Property has assigned any and all inventions and ideas of such Person in and to such Intellectual Property to Issuer or such Subsidiary, except where failure to do so could not reasonably be expected to have a Material Adverse Change, in each case individually or in the aggregate.

(g) No settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by Issuer or any Guarantor or exist to which Issuer or such Guarantor is bound that adversely affect its rights to own or use any Intellectual Property except as could not be reasonably expected to result in a Material Adverse Change, in each case individually or in the aggregate.

5.3 Subsidiaries’ Equity Interests. All of the issued ownership interests of each of the Subsidiaries of Issuer are duly authorized and validly issued, fully paid, nonassessable, and directly owned by Issuer or its applicable Subsidiary and are free and clear of all Liens other than Permitted Liens and not subject to any preemptive rights, rights of first refusal, option, warrant, call, subscription, and similar rights, other than as required by law.

5.4 Litigation. Except as disclosed on the Perfection Certificate or with respect to which Issuer has provided notice as required hereunder, there are no actions, suits, investigations, or proceedings pending or, to the Knowledge of the Responsible Officers, threatened in writing by or against Issuer or any of its Subsidiaries involving more than One Million Dollars ($1,000,000).

5.5 No Broker’s Fees. None of Issuer nor any of its Subsidiaries are party to any contract, agreement or understanding with any Person that would give rise to a valid claim against them or the Purchasers for a brokerage commission, finder’s fee or like payment in connection

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with the Note Documents and the transactions contemplated thereby (other than as disclosed to Bluescape prior to the Effective Date).

5.6 No Material Adverse Change; Financial Statements. All consolidated financial statements for Issuer and its consolidated Subsidiaries, delivered to the Purchasers fairly present, in conformity with GAAP, and in all material respects the consolidated financial condition of Issuer and its consolidated Subsidiaries, and the consolidated results of operations of Issuer and its consolidated Subsidiaries as of and for the dates presented. Since June 30, 2021, there has not been a Material Adverse Change.

5.7 No General Solicitation. Neither Issuer nor any of its Subsidiaries or any of their affiliates (as defined in Rule 501(b) of Regulation D) or any person or entity acting on its or their behalf has, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Notes in a manner that would require registration of the Notes under the Securities Act.

5.8 Accredited Investors. Neither Issuer nor any of its Subsidiaries has offered or sold any of the Notes to any person or entity whom it does not reasonably believe is an “accredited investor” (as defined in Rule 501(a) of Regulation D).

5.9 Solvency. Issuer is and each Guarantor, when taken as a whole, upon consummation of the transactions contemplated by the Restructuring Support Agreement will be Solvent.

5.10 No Registration Required. Assuming the accuracy of the representations and warranties of each Purchaser contained in Section 12.16, the issuance and sale of the Notes pursuant to this Agreement is exempt from the registration requirements of the Securities Act, and neither Issuer nor, to the knowledge of the Company, any authorized representative or other agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

5.11 SEC Reports. Except for the Company's Form 10-K/A filed with the Commission on October 31, 2022, all forms, registration statements, reports, schedules and statements filed or required to be filed by Issuer under the Exchange Act or the Securities Act (all such documents, including the exhibits thereto, collectively the “Issuer SEC Documents”) have been filed with the SEC on a timely basis. The Issuer SEC Documents, including, without limitation, any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Issuer Financial Statements”), at the time filed (or in the case of registration statements, solely on the dates of effectiveness) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) complied as to form in all material respects with the applicable requirements of the Exchange Act and/or the Securities Act, as the case may be, (iii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (iv) with respect to the Issuer Financial Statements, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Regulation S-X), and (v) with respect to the Issuer Financial Statements, fairly present (subject in the case of unaudited statements to

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normal and recurring audit adjustments) in all material respects the consolidated financial position of Issuer and its consolidated Subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. PricewaterhouseCoopers LLP is an independent registered public accounting firm with respect to Issuer and has not resigned or been dismissed as independent registered public accountants of Issuer as a result of or in connection with any disagreement with Issuer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

5.12 Internal Controls. Issuer has disclosed, based on its most recent evaluation prior to the date hereof, to Issuer’s outside auditors and the audit committee of the Board of Directors (a) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect Issuer’s ability to record, process, summarize and report financial information and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in Issuer’s internal control over financial reporting.

5.13 Disclosure Controls and Procedures. Issuer has established and maintains, and at all times since March 15, 2022, has maintained, disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) that are (i) designed to provide reasonable assurance that material information relating to Issuer, including its Subsidiaries, that is required to be disclosed by Issuer in the reports that it furnishes or files under the Exchange Act is reported within the time periods specified in the rules and forms of the SEC and that such material information is communicated to Issuer’s management to allow timely decisions regarding required disclosure and (ii) sufficient to provide reasonable assurance that (a) transactions are executed in accordance with Issuer management’s general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, consistently applied, and to maintain accountability for assets, (c) access to assets is permitted only in accordance with Issuer management’s general or specific authorization and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no “significant deficiencies” or “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of Issuer’s internal controls over, and procedures relating to, financial reporting which would reasonably be expected to adversely affect in any material respect Issuer’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated. Since March 15, 2022, there has not been any fraud, whether or not material, that involves management or other employees of Issuer or any of its Subsidiaries who have a significant role in Issuer’s internal controls over financial reporting. As of the date of this Agreement, to the knowledge of Issuer, there is no reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.

5.14 Regulatory Compliance. Neither Issuer nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither Issuer nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Issuer and each of its Subsidiaries has

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complied in all material respects with the Federal Fair Labor Standards Act. Neither Issuer nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither Issuer nor any of its Subsidiaries has violated any laws, order, ordinances or rules, the violation of which could reasonably be expected to have a Material Adverse Change. Neither Issuer’s nor any of its Subsidiaries’ properties or assets has been used by Issuer or such Subsidiary or, to Issuer’s Knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with material applicable laws. Issuer and each of its Subsidiaries has obtained all material consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

None of Issuer, any of its Subsidiaries, or any of Issuer’s or its Subsidiaries’ Affiliates or any of their respective directors, officers, employees, or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law or Anti-Corruption Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law or Anti-Corruption Law, or (iii) is a Blocked Person. None of Issuer, any of its Subsidiaries, or to the Knowledge of Issuer and any of their Affiliates, any of their respective directors, officers, employees, or agents, acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law. Issuer, its Subsidiaries and Affiliates, and to the Knowledge of Issuer each of their respective directors, officers, employees, or agents are and have been in compliance with all applicable Anti-Terrorism Laws and Anti-Corruption Laws.

5.15 Investments. Neither Issuer nor any of its Subsidiaries owns any stock, shares, partnership interests or other equity securities except for Permitted Investments.

5.16 Tax Returns and Payments; Pension Contributions. Issuer and each of its Subsidiaries have timely filed all required material tax returns and reports (or extensions thereof), and Issuer and each of its Subsidiaries, have timely paid all material foreign, federal, state, and local Taxes, assessments, deposits and contributions owed by Issuer and such Subsidiaries in an amount greater than Two Hundred Thousand Dollars ($200,000), in all jurisdictions in which Issuer or any such Subsidiary is subject to Taxes, including the United States and Australia, unless such Taxes are being contested in accordance with the next sentence. Issuer and each of its Subsidiaries, may defer payment of any contested Taxes, provided that Issuer or such Subsidiary, (a) in good faith contests its obligation to pay the Taxes by appropriate proceedings promptly and diligently instituted and conducted; (b) maintains adequate reserves or other appropriate provisions on its books in accordance with GAAP, and provided further that such action would not involve, in the reasonable judgment of the Required Purchasers, any risk of the sale, forfeiture or loss of any material portion of the Collateral. Neither Issuer nor any of its Subsidiaries is aware of any claims or adjustments proposed for any of Issuer’s or such Subsidiary’s, prior Tax years which could result in additional Taxes in an amount greater than Two Hundred Thousand Dollars

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($200,000) becoming due and payable by Issuer or its Subsidiaries. Issuer and each of its Subsidiaries have paid all material amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and neither Issuer nor any of its Subsidiaries has, withdrawn from participation in, has permitted partial or complete termination of, or has permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Issuer or its Subsidiaries, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority.

5.17 Full Disclosure. No written representation, warranty or other statement of Issuer or any of its Subsidiaries in any certificate or written statement, when taken as a whole, given to Collateral Agent or any Purchaser, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Collateral Agent or any Purchaser, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized that projections and forecasts provided by Issuer in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.18 Enforceability. The Note Documents (other than the Notes) have been duly authorized by Issuer and the Guarantors and, upon the consummation of the transactions contemplated by the Note Documents, shall constitute the legal, valid, and binding obligations of Issuer and the Guarantors, enforceable against Issuer and the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.19 Valid Issuance of Notes and Guarantees.

(a) The Notes have been duly authorized by Issuer and the Guarantors and, when issued against payment of the Purchase Price in accordance with Section 2.2, will be validly issued and will constitute legal, valid and binding obligations of Issuer and the Guarantors, enforceable against Issuer and the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The shares of Common Stock issuable upon conversion of the Notes have been duly and validly authorized and reserved by Issuer (to the extent required to be converted under the terms hereof) and, when issued upon conversion in accordance with this Agreement and the Notes, will be validly issued, fully paid and non-assessable, and the issuance of any such shares shall not be subject to any preemptive or similar rights.

(b) The Guarantees provided to this Agreement have been duly authorized by the Guarantors and, when issued against payment of the Purchase Price in accordance with Section 2.2, will be validly issued and will constitute legal, valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with the terms of this Agreement, except as such

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enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.20 Title Ownership. Each of the Issuer, the Guarantors and the Operating Company has good and marketable title to, or valid leasehold interest in, all of its real and personal property material to the operation of its business (including for the avoidance of doubt, all surface properties and associated mineral rights for the Fort Cady Borate Project), free and clear of Liens prohibited by this Agreement.

5.21 Environmental Matters.

(a) The Issuer and its Subsidiaries are and have been in compliance with all laws (including common law), statutes, rules, regulations, ordinances, judgements, orders, or decrees relating to public or worker health and safety (to the extent relating to exposure to any toxic or hazardous substances, materials, or wastes), pollution or protection of the environment or natural resources (“Environmental Laws”) and all permits, licenses, certificates, authorizations, and other approvals required under Environmental Laws (“Environmental Permits” ), unless the failure to do so has not resulted or would not result in a Material Adverse Change.

(b) Neither the Issuer nor any of its Subsidiaries have received any written notice of any violation of, or liability under, any Environmental Law, the subject of which is unresolved, and there are no pending, or to the Issuer’s knowledge, threatened actions suits, investigations, or proceedings relating to a violation of, or liability under, Environmental Laws that has resulted or, if adversely determined, would, individually or in the aggregate, result in a Material Adverse Change.

(c) There has been no release, treatment, storage, disposal of, exposure of any Person to, or ownership or operation of any contaminated by, any toxic or hazardous materials, substances, or wastes, in each case as has given or would give rise to liability of the Issuer or its Subsidiaries under Environmental Law, in each case that has resulted or would, individually or in the aggregate, result in a Material Adverse Change.

5.22 Trustee. No Guarantor enters or has entered into any Note Document, or holds any property, as a trustee of any trust or settlement.

6. AFFIRMATIVE COVENANTS

From and after the Closing Date, so long as any Obligations (other than inchoate indemnification obligations) remain outstanding, Issuer shall, and shall cause each of its Subsidiaries to, and each Guarantor shall, and shall cause each of its Subsidiaries to, do all of the following:

6.1 Government Compliance.

(a) Other than specifically permitted hereunder, maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of organization

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and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Change. Comply with all laws, ordinances and regulations to which Issuer or any of its Subsidiaries is subject, the noncompliance with which could reasonably be expected to have a Material Adverse Change.

(b) Obtain and keep in full force and effect, all of the material Governmental Approvals necessary for the performance by Issuer and its Subsidiaries of their respective businesses and obligations under the Note Documents and the grant of a security interest to Collateral Agent for the ratable benefit of the Secured Parties, in all of the Collateral.

6.2 Financial Statements, Reports, Certificates; Notices.

(a) Deliver to each Purchaser (and with respect to clauses (vii), (viii), (ix) and (xiii) below, also to the Collateral Agent):

(i) within ten (10) days upon a request by any Purchaser, with respect to any given month for which at least thirty (30) days have elapsed since the last day of such month, a company prepared consolidated balance sheet, income statement and cash flow statement, subject to year-end adjustments and the absence of footnotes, covering the consolidated operations of Issuer and its consolidated Subsidiaries for such month certified by a Responsible Officer and in a form reasonably acceptable to the Required Purchasers;

(ii) as soon as available, but no later than forty-five (45) days after the last day of each of Issuer’s first three fiscal quarters, a company prepared consolidated and, if prepared by Issuer, consolidating balance sheet, income statement and cash flow statement covering the consolidated operations of Issuer and its consolidated Subsidiaries for such fiscal quarter certified by a Responsible Officer and in a form reasonably acceptable to the Required Purchasers;

(iii) as soon as available, but no later than ninety (90) days after the last day of Issuer’s fiscal year or within five (5) days of filing of the same with the SEC, audited consolidated financial statements covering the consolidated operations of Issuer and its consolidated Subsidiaries for such fiscal year, prepared under GAAP, consistently applied, together with an Unqualified Opinion on financial statements from an independent certified public accounting firm reasonably acceptable to the Required Purchasers (it being understood that any accounting firm of national standing is reasonably acceptable to the Required Purchasers) (other than a qualification with respect to a going concern for the Company’s fiscal year ended June 30, 2024);

(iv) within five (5) days of filing, all reports on Form 10-K, 10-Q and 8-K filed with the SEC;

(v) prompt delivery of (and in any event within five (5) days after the same are sent or received) copies of all material correspondence, reports, documents and other filings with any Governmental Authority that could reasonably be expected to have a material adverse effect on any of the Governmental Approvals material to Issuer’s business or that otherwise could reasonably be expected to have a Material Adverse Change;

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(vi) prompt notice of any event that (A) could reasonably be expected to materially and adversely affect the value of the Intellectual Property or (B) could reasonably be expected to result in a Material Adverse Change;

(vii) written notice delivered at least ten (10) days’ prior to Issuer’s creation of a New Subsidiary in accordance with the terms of Section 6.10);

(viii) written notice delivered at least twenty (20) days’ (or such shorter period of time as Required Purchasers may agree) prior to Issuer’s (A) adding any new offices or business locations, including warehouses (unless such new offices or business locations contain less than One Million Dollars ($1,000,000) in assets or property of Issuer or any of its Subsidiaries or are contract manufacturing sites), (B) changing its respective jurisdiction of organization, (C) changing its organizational structure or type, (D) changing its respective legal name, or (E) changing any organizational number(s) (if any) assigned by its respective jurisdiction of organization;

(ix) upon Issuer or any Guarantor becoming aware of the existence of any Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, prompt (and in any event within three (3) Business Days) written notice of such occurrence, which such notice shall include a reasonably detailed description of such Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, and Issuer’s proposal regarding how to cure such Event of Default or event;

(x) immediate notice if Issuer or such Subsidiary has Knowledge that Issuer, or any Subsidiary or Affiliate of Issuer, is a Blocked Person or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering;

(xi) notice of any commercial tort claim (as defined in the Code) or letter of credit rights (as defined in the Code) held by Issuer or any Guarantor, in each case in an amount greater than One Million Dollars ($1,000,000) and of the general details thereof;

(xii) if Issuer or any of its Subsidiaries is not now a Registered Organization but later becomes one, written notice of such occurrence and information regarding such Person’s organizational identification number within seven (7) Business Days of receiving such organizational identification number;

(xiii) an updated Perfection Certificate to reflect any amendments, modifications and updates, if any, to certain information in the Perfection Certificate after the Closing Date to the extent such amendments, modifications and updates are permitted by one or more specific provisions in this agreement; provided that delivery of such updated Perfection Certificate shall only be required once every six (6) months, starting with the month ending December 31, 2022;

(xiv) prompt written notice of any litigation or governmental proceedings pending or threatened (in writing) against Issuer or any of its Subsidiaries, which could reasonably

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be expected to result in damages or costs to Issuer or any of its Subsidiaries in an amount greater than One Million Dollars ($1,000,000); and

(xv) other information as reasonably requested by any Purchaser; provided, that Issuer and each Guarantor, and each of their respective Subsidiaries, as applicable, shall not be required to deliver any information to a Purchaser pursuant to subsections (v), (vi), (x), (xi), and (xiv) above unless a Purchaser has specifically requested the same in writing, in which case the Issuer and each Guarantor, and each of their respective Subsidiaries, as applicable, shall provide such information pursuant to this Section 6.2(a) unless and until such Purchaser withdraws such request by delivery of written notice to the applicable party; provided, further, that such Purchaser may withdraw its request by delivery of written notice to the applicable party at any time, including prior to delivery of any such information requested.

Notwithstanding the foregoing, (x) the financial statements required to be delivered pursuant to clauses (ii) and (iii) above may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which (A) Issuer posts such documents, or provides a link thereto, on Issuer’s website on the internet at Issuer’s website address or (B) such documents are filed of record with the SEC, and (y) a Purchaser may designate an entity to receive information provided under this Section 6.2(a) (other than any information filed with the SEC).Issuer will be deemed to comply with the delivery requirements of financial and other information pursuant to Sections 6.2(a)(ii) and (iii) by timely filing, within the time periods (including any extension thereof) specified in the SEC’s rules and regulations, its quarterly report on Form 10-Q and its annual report on Form 10-K for the corresponding period, as applicable, with the SEC via the SEC’s EDGAR system (or any successor thereto).

Notwithstanding anything to the contrary herein, the Issuer or Guarantors shall not provide any information under this Section 6.2(a), if any Purchaser informs the Issuer in writing that it does not wish to receive such information.

(b) No later than forty-five (45) days after the last day of each month, deliver to each Purchaser a duly completed Compliance Certificate signed by a Responsible Officer.

(c) Keep proper, complete and true books of record and account in accordance with GAAP in all material respects. Issuer shall, and shall cause each of its Subsidiaries to, allow, at the sole cost of Issuer, Collateral Agent or any Purchaser, during regular business hours upon reasonable prior notice (provided that no notice shall be required when an Event of Default has occurred and is continuing), to visit and inspect any of its properties, to examine and make abstracts or copies from any of its books and records, and to conduct a collateral audit and analysis of its operations and the Collateral. Such audits shall be conducted no more often than twice every year unless (and more frequently if) an Event of Default has occurred and is continuing.

6.3 Inventory; Returns. Keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Issuer, or any of its Subsidiaries, as applicable, and their respective Account Debtors shall follow Issuer’s, or such Subsidiary’s, customary practices as they exist as of the Effective Date. Issuer must promptly notify the Purchasers of all returns, recoveries, disputes and claims that involve more than One Million Dollars ($1,000,000) individually or in the aggregate in any calendar year.

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6.4 Taxes; Pensions. Timely file, and require each of its Subsidiaries to timely file (or obtain timely extensions therefor), all material required tax returns and reports, and timely pay, and require each of its Subsidiaries to timely pay, all material foreign, federal, state, and local Taxes, assessments, deposits and contributions owed by Issuer or its Subsidiaries, except as otherwise permitted pursuant to the terms of Section 5.13 hereof; deliver to the Purchasers, upon reasonable written demand, appropriate certificates attesting to such payments; and pay all material amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with the terms of such plans.

6.5 Insurance. Keep Issuer’s and its Subsidiaries’ business and the Collateral insured for risks and in amounts standard for companies in Issuer’s and its Subsidiaries’ industry and location and as the Required Purchasers may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are reasonably satisfactory to the Purchasers. All property policies shall have a lender’s loss payable endorsement showing Collateral Agent (for the ratable benefit of the Secured Parties) as lender loss payee and shall waive subrogation against Collateral Agent, and all liability policies shall show, or have endorsements showing, Collateral Agent (for the ratable benefit of the Secured Parties), as additional insured. Collateral Agent shall be named as lender loss payee and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Purchasers, that it will give the Collateral Agent thirty (30) (ten (10) days for nonpayment of premium) days prior written notice before any such policy or policies shall be canceled. At the request of the Required Purchasers, Issuer shall deliver to the Purchasers certified copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at the option of the Required Purchasers, be payable to Collateral Agent, for the ratable benefit of the Secured Parties, on account of the then-outstanding Obligations. If Issuer or any of its Subsidiaries fails to obtain insurance as required under this Section 6.5 or to pay any amount or furnish any required proof of payment to third persons, Collateral Agent may make (but has no obligation to do so), at Issuer’s expense, all or part of such payment or obtain such insurance policies required in this Section 6.5, and take any action under the policies Collateral Agent deems prudent.

6.6 Collateral Accounts.

(a) Maintain Issuer’s and Guarantors’ Collateral Accounts at depositary institutions that have agreed to execute Control Agreements in favor of Collateral Agent (for the ratable benefit of the Secured Parties) with respect to such Collateral Accounts. The provisions of the previous sentence shall not apply to Excluded Accounts.

(b) Subject to Section 6.6(a), Issuer shall provide the Purchasers and Collateral Agent ten (10) days’ prior written notice (or such shorter period of time as Required Purchasers may agree) before Issuer or any Guarantor establishes any Collateral Account. In addition, for each Collateral Account that Issuer or any Guarantor, at any time maintains, Issuer or such Guarantor shall cause the applicable bank or financial institution at or with which such Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Collateral Agent’s Lien in such Collateral Account (held for the ratable benefit of the Secured Parties) in accordance with the terms hereunder prior

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to the establishment of such Collateral Account. The provisions of the previous sentence shall not apply to Excluded Accounts.

(c) Neither Issuer nor any Guarantor shall maintain any Collateral Accounts except Collateral Accounts maintained in accordance with this Section 6.6.

6.7 Protection of Intellectual Property Rights. Issuer and each Guarantor shall use commercially reasonable efforts to: (a) protect, defend and maintain the validity and enforceability of its respective Intellectual Property that is material to its business; (b) promptly advise the Purchasers in writing of material infringement by a third party of its respective Intellectual Property; and (c) not allow any of its respective Intellectual Property material to its respective business to be abandoned, forfeited or dedicated to the public without the prior written consent of the Required Purchasers.

6.8 Litigation Cooperation. Commencing on the Closing Date and continuing through the termination of this Agreement, make available to Collateral Agent and the Purchasers, without expense to Collateral Agent or the Purchasers, Issuer, each Guarantor and each of their respective officers, employees and agents and Issuer’s Books, to the extent that Collateral Agent or any Purchaser may reasonably deem them necessary to prosecute or defend any third-party suit or proceeding instituted by or against Collateral Agent or any Purchaser with respect to any Collateral or relating to Issuer or any Guarantor.

6.9 Landlord Waivers; Bailee Waivers. In the event that Issuer or any Guarantor, after the Closing Date, intends to add any new offices or business locations, including warehouses but excluding contract manufacturing sites, or otherwise store any portion of the Collateral with, or deliver any portion of the Collateral to, a bailee, in each case pursuant to Section 7.2, then, in the event that the Collateral at any new location is valued (based on book value) in excess of One Million Dollars ($1,000,000) in the aggregate, at the election of the Required Purchasers, such bailee or landlord, as applicable, must execute and deliver a bailee waiver or landlord waiver, as applicable, in form and substance reasonably satisfactory to the Required Purchasers prior to the addition of any new offices or business locations, or any such storage with or delivery to any such bailee, as the case may be.

6.10 Creation/Acquisition of Subsidiaries. In the event any Issuer or any Subsidiary (including for the avoidance of doubt, the Operating Company) of any Issuer creates or acquires any Subsidiary after the Closing Date that is not an Excluded Subsidiary, Issuer or such Subsidiary shall promptly notify the Purchasers of such creation or acquisition, and Issuer or such Subsidiary shall take all actions reasonably requested by the Purchasers in writing to achieve any of the following with respect to such “New Subsidiary” (defined as a Subsidiary formed after the date hereof during the term of this Agreement): (i) to cause such New Subsidiary, if such New Subsidiary is organized under the laws of the United States, to become a secured guarantor with respect to the Obligations; and (ii) to grant and pledge to Collateral Agent (for the ratable benefit of the Secured Parties) a perfected security interest in (x) one hundred percent (100%) of the stock, units or other evidence of ownership held by Issuer or its Subsidiaries of any such New Subsidiary which is organized under the laws of the United States, and (y) no more than sixty-five percent (65%) of the presently existing and hereafter arising issued and outstanding equity interests, membership units, or other securities owned by Issuer or any Guarantor of any Foreign Subsidiary which shares entitle the holder thereof to vote for directors or any other matter, if adverse tax

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consequences would result from the pledge of one hundred percent (100%) of such equity interests (provided that the Collateral shall include one hundred percent (100%) of the issued and outstanding non-voting equity interests of such Foreign Subsidiary); provided, that any Person who guarantees any Indebtedness incurred by Issuer pursuant to any Junior Indebtedness (or, in the case of each of the preceding clauses (i) and (ii), any Permitted Refinancing Indebtedness thereof) shall be required to become a Guarantor hereunder.

6.11 Further Assurances. Execute any further instruments and take further action as Collateral Agent or any Purchaser reasonably requests to perfect or continue Collateral Agent’s Lien in the Collateral or to effect the purposes of this Agreement.

6.12 Title Ownership. Each of the Issuer, the Guarantors and the Operating Company shall at all times maintain good and marketable title to, or valid leasehold interest in, all of its real and personal property material to the operation of its business (including for the avoidance of doubt, all surface properties and associated mineral rights for the Fort Cady Borate Project) free and clear of Liens prohibited by this Agreement; provided that this Section 6.12 shall not prohibit dispositions permitted by Section 7.1.

6.13 Environmental Matters.

(a) The Issuer and its Subsidiaries shall comply, and take all commercially reasonable actions to cause all lessees and other Persons currently operating or occupying its properties to comply, with all applicable Environmental Laws and all Environmental Permits.

(b) The Issuer and its Subsidiaries maintain and renew all Environmental Permits required under Environmental Laws for its operations and properties.

(c) In each case to the extent required by Environmental Laws, the Issuer and its Subsidiaries shall conduct any investigation, remedial or other corrective action required to address any release of, or contamination by, any toxic or hazardous materials, substances, or wastes.

6.14 Compliance Policies. Issuer and each of its Subsidiaries shall maintain compliance policies, procedures, and systems of internal controls as required by and in any event adequate to ensure compliance with all applicable Anti-Terrorism Laws and Anti-Corruption Laws.

6.15 ASX Letter. If the waiver provided by ASX to the Issuer with respect to ASX Listing Rule 7.1 pursuant to that certain decision letter from ASX to the Issuer dated as of April 30, 2024 (the “ASX Letter”), shall be revoked or waived at any time, or the conditions to such waiver set forth therein shall no longer be complete and accurate, the Issuer shall take all action necessary in accordance with applicable laws, the Operating Documents of the Issuer and the rules of ASX, to duly give notice of, convene and hold as promptly as possible (in person or virtually, in accordance with applicable law) a meeting of its stockholders for the purpose of obtaining approval of the transactions contemplated by this Agreement under the rules of ASX.

6.16 Amendment No. 3 Post-Closing Covenants

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(a) The Operating Company shall, on or before Amendment No. 4 Effective Date (or such later date as may be approved by the Purchasers in their sole discretion) deliver to the Collateral Agent and the Purchasers the following:

(i) all applicable security documents and instruments (including for the avoidance of doubt, a deed of trust (the “Fort Cady Deed of Trust”), together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof to create a lien under applicable law, and such financing statements and any other instruments necessary to grant a mortgage lien under the laws of any applicable jurisdiction, with respect to the Operating Company’s interest in the Fort Cady Borate Project), in each case, in form and substance acceptable to the Collateral Agent and the Purchasers;

(ii) an ALTA or other survey (or zip map if the Title Company is able to issue customary survey coverage on the basis thereof) reasonably acceptable to the Collateral Agent, Purchasers and the Title Company with respect to the Fort Cady Borate Project prepared and certified to the Collateral Agent by a surveyor reasonably acceptable to the Collateral Agent and Purchasers; and

(iii) if any such parcel of the Fort Cady Borate Project is determined by the Purchasers to be in a “Special Flood Hazard Area” as designated on maps prepared by the Federal Emergency Management Agency, a flood notification form signed by the Operating Company and evidence that flood insurance is in place for the building and contents, all in form, substance and amount reasonably satisfactory to the Collateral Agent and Purchasers.

(b) The Operating Company shall, on or before March 31, 2025 (or such later date as may be approved by the Purchasers in their sole discretion) deliver to the Collateral Agent and the Purchasers the following:

(i) with respect to the Fort Cady Deed of Trust, a policy of title insurance insuring the Lien of such Fort Cady Deed of Trust as a valid first mortgage Lien (subject to Permitted Encumbrances) on the Fort Cady Borate Project and fixtures described therein, which policy (or such marked up commitment) (each, a “Title Policy”) shall (A) be issued by a nationally recognized title insurance company (the “Title Company”), (B) have been supplemented by such reasonable and customary endorsements to the extent applicable to the Fort Cady Borate Project and available in the applicable jurisdiction at commercially reasonable rates or rates approved by the jurisdiction in which the Fort Cady Borate Project is located, as shall be reasonably requested by the Collateral Agent and Purchasers, (C) contain no exceptions to title other than Permitted Encumbrances and other standard exceptions for a loan policy of the same value issued by such Title Company and (D) be in the insured in the minimum amount of $75,000,000; and

(ii) evidence reasonably acceptable to the Collateral Agent and Purchasers of payment by Issuer or the Operating Company of all Title Policy premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Fort Cady Deed of Trust and issuance of the Title Policy contemplated above.

(c) Within thirty (30) days of the Amendment No. 3 Effective Date (or such later date as may be approved by the Purchasers in their sole discretion), the Operating Company shall deliver to the Collateral Agent and the Purchasers, in form and substance reasonably

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satisfactory to the Collateral Agent and the Purchasers, a Control Agreement in respect of any Depository Accounts (other than Excluded Accounts) owned by the Operating Company, including in respect to the account ending 1715.

7. NEGATIVE COVENANTS

From and after the Closing Date, so long as any Obligations (other than inchoate indemnification obligations) remain outstanding, Issuer shall not, and shall not permit any of the Subsidiaries to, and each Guarantor shall not, and shall not permit any of its Subsidiaries to, do any of the following without the prior written consent of the Required Purchasers:

7.1 Dispositions. Effect any Transfer, except for (i) Transfers that do not constitute Asset Sales or (ii) Transfers, the proceeds of which are reinvested or applied as set forth in Section 2.2(c); provided that in the case of any Transfers pursuant to this clause (ii), (A) Issuer or such Subsidiary receives consideration at the time of such Transfer at least equal to the Fair Market Value of the asset subject to such Asset Sale, (B) at least 75% of the consideration paid to Issuer or such Subsidiary in connection with such Transfer is, or will be when paid (in the case of milestones, royalties and other deferred payment obligations), in the form of cash or Cash Equivalents, and (C) the aggregate Transfers in each fiscal year shall not exceed One Million Dollars ($1,000,000) per fiscal year. For the purposes of clause (ii) above, the amount (without duplication) of any Indebtedness (other than subordinated Indebtedness) of Issuer or such Subsidiary that is expressly assumed by the transferee in such Transfer and with respect to which Issuer or such Subsidiary, as the case may be, is unconditionally released by the holder of such Indebtedness shall be deemed cash.

7.2 Changes in Business or Business Locations. (a) Engage in or permit any of the Subsidiaries to engage in any business other than the Permitted Business, and (b) liquidate or dissolve. Issuer shall not, and shall not permit any of the Subsidiaries to, without at least seven (7) Business Days’ (or such shorter period of time as Required Purchasers may agree in their sole discretion) prior written notice to the Purchasers and Collateral Agent: (A) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than One Million Dollars ($1,000,000) in assets or property of Issuer or any of its Subsidiaries, as applicable or are contract manufacturing sites); (B) change its respective jurisdiction of organization, (C) except as permitted by Section 7.3, change its respective organizational structure or type, (D) change its respective legal name, or (E) change any organizational number(s) (if any) assigned by its respective jurisdiction of organization. Notwithstanding the foregoing, upon at least five (5) Business Days’ prior written notice to the Purchasers and Collateral Agent, American Pacific Borates Pty Ltd (ABN 68 615 606 114) may be liquidated or dissolved so long as American Pacific Borates Pty Ltd (ABN 68 615 606 114) (as applicable) does not own any material assets; provided that, in the case of American Pacific Borates Pty Ltd, upon American Pacific Borates Pty Ltd’s transfer to Issuer of its equity interests in the Operating Company prior to such dissolution, Issuer shall have executed a pledge agreement substantially in the form of the Operating Company Pledge Agreement (or such other form satisfactory to the Required Purchasers) within 5 Business Days of such transfer.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of the Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to

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acquire, all or substantially all of the capital stock, shares or property of another Person (other than pursuant to Permitted Investments, a Transfer permitted under Section 7.1 or as otherwise permitted pursuant to Section 7.7); provided that a Subsidiary may merge or consolidate into another Subsidiary (provided that in the case of a merger or consolidation of a Guarantor, the surviving Person has provided a secured Guaranty of Issuer’s Obligations hereunder in accordance with Section 6.10) or with (or into) Issuer provided Issuer is the surviving legal entity, and as long as no Event of Default is occurring prior thereto or arises as a result therefrom.

7.4 Incurrence of Indebtedness and Issuance of Preferred Stock.

(a) Create, incur, issue, assume, enter into a guarantee of or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness (including Acquired Debt), and Issuer shall not issue any Disqualified Stock and shall not permit any of the Subsidiaries to, without the prior written consent of the Required Purchasers, issue any shares of preferred stock or preferred interests.

(b) Notwithstanding anything to contrary herein, Section 7.4(a) above will not prohibit the incurrence of any Permitted Debt.

(c) The accrual of interest, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, the reclassification of preferred stock as Indebtedness due to a change in accounting principles, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Stock for purposes of this Section 7.4. For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, the U.S. dollar-equivalent principal amount of any Indebtedness denominated in a foreign currency shall be utilized, calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred or first committed, in the case of revolving Indebtedness. Notwithstanding anything to the contrary in this Section 7.4, the maximum amount of Indebtedness that Issuer or any Subsidiary may incur pursuant to this Section 7.4 shall not be deemed to be exceeded solely as a result of fluctuations in exchange rates or currency values.

(d) The amount of any Indebtedness outstanding as of any date will be (i) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount; (ii) the principal amount of the Indebtedness, in the case of any other Indebtedness; and (iii) in respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the lesser of (a) the Fair Market Value of such assets at the date of determination and (b) the amount of the Indebtedness of the other Person.

7.5 Encumbrance. Issuer shall not, and shall not permit any of the Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien securing Indebtedness of any kind on any asset now owned or hereafter acquired, except Permitted Liens.

7.6 Maintenance of Collateral Accounts. With respect to Issuer or any Guarantor, maintain any Collateral Account except pursuant to the terms of Section 6.6 hereof.

7.7 Restricted Payments.

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(a) Effect a Restricted Payment;

(b) Notwithstanding anything to the contrary therein, Section 7.7(a) will not prohibit:

(i) the payment of any dividend or distribution on account of Capital Stock or the consummation of any redemption within 60 days after the date of declaration of the dividend or distribution on account of Capital Stock, if at the date of declaration or notice, the dividend, distribution or redemption payment would have complied with the provisions of this Section 7.7;

(ii) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of Junior Indebtedness or Disqualified Stock of Issuer or any Guarantor in exchange for, by conversion into or out of, or with the net cash proceeds from, an incurrence of Permitted Refinancing Indebtedness, which incurrence occurs substantially concurrently with such purchase, repurchase, redemption, defeasance or other acquisition or retirement for value;

(iii) so long as no Default or Event of Default has occurred and is continuing, the repurchase, redemption or other acquisition or retirement for value of any Capital Stock of Issuer or any Subsidiary of Issuer held by any current or former officer, director, employee or consultant of Issuer or any Subsidiary or any permitted transferee of the foregoing pursuant to any equity subscription agreement, stock option agreement, shareholders’ agreement, phantom stock plan or similar agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Capital Stock may not exceed Two Hundred Thousand Dollars ($200,000) in any twelve-month period; provided, further, that such amount in any twelve-month period may be increased by an amount not to exceed:

(1) the cash proceeds from the sale of Capital Stock (other than Disqualified Stock) of Issuer to officers, directors, employees or consultants of Issuer, of any of its Subsidiaries or of any of its direct or indirect parent companies that occurs after the Effective Date to the extent the cash proceeds from the sale of such Capital Stock have not otherwise been applied to the making of Restricted Payments pursuant to this Section 7.7; plus

(2) the cash proceeds of key man life insurance policies received by Issuer or any Subsidiary after the Effective Date; and, in addition, cancellation of Indebtedness owing to Issuer or any Subsidiary from any current or former officer, director or employee (or any permitted transferees thereof) of Issuer or any Subsidiary in connection with a repurchase of Capital Stock of Issuer or any Subsidiary from such Persons will not be deemed to constitute a Restricted Payment for purposes of this Section 7.7 or any other provisions of this Agreement;

(iv) the purchase, redemption or other acquisition or retirement for value of Capital Stock (x) deemed to occur upon the exercise or conversion of stock options, warrants, convertible notes or similar rights to acquire Capital Stock to the extent that such Capital Stock represent all or a portion of the exercise, exchange or conversion price of those stock options, phantom stock, warrants, convertible notes or similar rights, or (y) made in lieu of payment of withholding taxes in connection with the vesting of Capital Stock or any exercise or exchange of

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stock options, phantom stock, warrants, convertible notes or similar rights to acquire such Capital Stock;

(v) the making of any Restricted Payment in exchange for Capital Stock (other than Disqualified Stock) of Issuer;

(vi) cash payments in lieu of the issuance of fractional shares; and

(vii) so long as no Default or Event of Default has occurred and is continuing or would be caused thereby, other Restricted Payments in an aggregate amount not to exceed One Million Dollars ($1,000,000) in the aggregate since the Effective Date, plus if any such Restricted Payment under this clause (vii) was used to make an Investment, the cash return of capital with respect to such Investment (less the cost of disposition, if any).

(c) The amount of all Restricted Payments (other than cash), including for purposes of clauses (i) through (vii) above, will be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by Issuer or the relevant Subsidiary, as the case may be, pursuant to the Restricted Payment. The Fair Market Value of any assets or securities that are required to be valued by this Section 7.7 will be determined by Issuer or, if such Fair Market Value is in excess of Five Million Dollars ($5,000,000), by Board of Directors, whose resolution with respect thereto will be delivered to the Purchasers.

7.8 [Reserved].

7.9 Transactions with Affiliates.

(a) Complete an Affiliate Transaction.

(b) The following will be deemed not to be Affiliate Transactions and, therefore, will not be subject to this Section 7.9:

(i) any employment or severance agreement or other employee compensation agreement, arrangement or plan, or any amendment thereto, entered into by Issuer or any of the Subsidiaries in the ordinary course of business and approved by the Board of Directors;

(ii) transactions between or among Issuer and the Subsidiaries;

(iii) transactions with a Person that is an Affiliate of Issuer solely because Issuer owns any Capital Stock in such Person;

(iv) the payment of reasonable directors’ fees or expenses, the payments of other reasonable benefits and the provision of officers’ and directors’ indemnification and insurance to the extent permitted by law, in each case in the ordinary course of business;

(v) sales of Capital Stock of Issuer to Affiliates of Issuer and the granting and performance of registration rights;

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(vi) transactions pursuant to agreements in effect on the Effective Date;

(vii) Permitted Investments and Restricted Payments as permitted pursuant to Section 7.7;

(viii) any repurchases, redemptions or other retirements for value by Issuer or any of the Subsidiaries of Indebtedness of any class held by any Affiliate of Issuer, so long as such repurchase, redemption or other retirement for value is on the same terms as are made available to investors holding such class of Indebtedness generally, and Affiliates have an economic interest in no more than fifty percent (50%) of the aggregate principal amount of such class of Indebtedness;

(ix) purchases and sales of raw materials or inventory in the ordinary course of business on market terms;

(x) the entering into of a tax sharing agreement, or payments pursuant thereto, between Issuer and/or one or more Subsidiaries, on the one hand, and any other Person with which Issuer or such Subsidiaries are required to file a consolidated tax return or with which Issuer or such Subsidiaries are part of a consolidated group for tax purposes, on the other hand, which payments by Issuer and the Subsidiaries are not in excess of, and which are made in order to satisfy, the tax liabilities that would have been payable by them on a stand-alone basis unless expressly permitted under the definition of “Restricted Payments”.

7.10 Dividend and Other Payment Restrictions Affecting Subsidiaries. Create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to: (i) pay dividends or make any other distributions on its Capital Stock, or with respect to any other interest or participation in, or measured by, its profits, or pay any Indebtedness owed to Issuer or any of the Subsidiaries; (ii) make loans or advances to Issuer or any of the Subsidiaries; or (iii) sell, lease or transfer any of its properties or assets to Issuer or any of the Subsidiaries.

(a) The restrictions in this Section 7.10(a) will not apply to encumbrances or restrictions existing under or by reason of:

(i) this Agreement, and any other Indebtedness (and other related obligations) incurred pursuant to clauses (1) and/or (7) of the definition of “Permitted Debt”;

(ii) applicable law, rule, regulation, order, approval, license or permit or similar restriction;

(iii) restrictions existing on the Effective Date and any amendments or modifications thereof that do not materially expand the scope of any such restrictions;

(iv) any instrument governing Indebtedness or Capital Stock of a Person acquired by Issuer or any Subsidiaries as in effect at the time of such acquisition, except to the extent incurred in contemplation thereof;

(v) customary non-assignment provisions in contracts, leases, licenses and other commercial or trade agreements otherwise not prohibited under this Agreement;

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(vi) Capital Lease Obligations, any agreement governing purchase money obligations, security agreements or mortgages securing Indebtedness of Issuer or a Subsidiary to the extent such encumbrance or restriction restricts the transfer of the property subject to such Capital Lease Obligations, purchase money obligations, security agreements or mortgages;

(vii) any agreement for the sale or other disposition of a Subsidiary that restricts distributions by that Subsidiary pending its sale or other disposition;

(viii) Permitted Refinancing Indebtedness with encumbrances or restrictions then contained in Indebtedness being refinanced that are not materially more restrictive, taken as a whole (as reasonably determined by Issuer), than those contained in the agreements governing the Indebtedness being refinanced;

(ix) other permitted Indebtedness of Issuer and Subsidiaries with terms that are customary and not materially more restrictive than terms of other Indebtedness of Issuer or any Subsidiaries;

(x) Permitted Liens that limit the right of the debtor to dispose of the assets subject to such Liens;

(xi) provisions with respect to the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, stock sale agreements, agreements relating to investments in a Permitted Business and other similar agreements entered into in the ordinary course of business;

(xii) restrictions on cash or other deposits or net worth, which encumbrances or restrictions are imposed by customers or suppliers or required by insurance, surety or bonding companies, in each case, under contracts into in the ordinary course of business;

(xiii) any encumbrance or restriction arising in the ordinary course of business, not relating to any Indebtedness, that does not, individually or in the aggregate, materially detract from the value of the property of Issuer and Subsidiaries, taken as a whole, or adversely affect Issuer’s ability to make principal and interest payments under this Agreement, in each case, as determined in good faith by Issuer; and

(xiv) any amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing of an agreement or arrangement referred to in clauses (i) through (xiii) of this Section 7.10(a); provided, however, that such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing is not materially more restrictive, as reasonably determined by Issuer, with respect to such encumbrances and other restrictions taken as a whole than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

(b) For purposes of determining compliance with this Section 7.10, the subordination of loans or advances made to Issuer or a Subsidiary to other Indebtedness incurred by Issuer or any such Subsidiary shall not be deemed a restriction on the ability to make loans or advances.

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7.11 Compliance. (a) Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of the issuance of Notes for that purpose; (b) fail to meet the minimum funding requirements of ERISA; (c) permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; (d) fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a Material Adverse Change, or permit any of its Subsidiaries to do so; or (e) withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Issuer or any of its Subsidiaries, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority.

7.12 Compliance with Anti-Terrorism Laws. (a) Enter into any documents, instruments, agreements or contracts with any Blocked Person, (b) offer, pay, promise to pay, or authorize the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (c) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (d) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti-Terrorism Law, or (e) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law.

7.13 Limitation on Issuance of Capital Stock. No Guarantor may issue any Capital Stock of such Guarantor (including by way of sales of treasury stock or the issuance of any debt security that is convertible into, or exchangeable for, Capital Stock of such Guarantor) to any Person other than (i) to Issuer or any other Guarantor, (ii) in connection with the transfer of all of the Capital Stock of such Guarantor otherwise permitted under this Agreement, or (iii) the issuance of director’s qualifying shares or other nominal shares required by law to be held by a Person other than Issuer or a Guarantor.

7.14 Financial Covenant. From and after March 31, 2025, permit, at any time, Unrestricted Cash to be less than Seven Million Five Hundred Thousand Dollars ($7,500,000).

8. EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1 Payment Default. Issuer or, in respect of paragraph (b), any of its Subsidiaries, fails to (a) make any payment of principal or interest on the Notes on its due date, (b) pay any other Obligation within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day grace period shall not apply to payments due on the Maturity Date or the date of acceleration pursuant to Section 9.1(a) hereof), or (c) comply with its obligation to convert a Note in accordance with Section 2 upon the exercise of the conversion right with respect thereto.

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8.2 Covenant Default.

(a) Issuer or any of its Subsidiaries fails or neglects to perform any obligation in Sections 6.2 (Financial Statements, Reports, Certificates), 6.4 (Taxes; Pensions), 6.5 (Insurance), 6.6 (Operating Accounts), 6.7 (Protection of Intellectual Property Rights), 6.9 (Landlord Waivers; Bailee Waivers), 6.10 (Creation/Acquisition of Subsidiaries); 6.12 (Title Ownership of Operating Company), 6.15 (ASX Letter) or 6.16 (Amendment No. 3 Post-Closing Covenant) or Issuer violates any provision in Section 7; or

(b) Issuer, or any of its Subsidiaries, fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any other Note Document to which such person is a party, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within thirty (30) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the thirty (30) day period or cannot after diligent attempts by Issuer or such Subsidiary, as applicable, be cured within such thirty (30) day period, and such default is likely to be cured within a reasonable time, then Issuer shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Notes shall be made during such cure period).

8.3 Material Adverse Change. The occurrence of Material Adverse Change.

8.4 Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Issuer or any of its Subsidiaries or of any entity under control of Issuer or its Subsidiaries on deposit with any institution at which Issuer or any of its Subsidiaries maintains a Collateral Account, or (ii) a notice of lien, levy, or assessment (other than a Permitted Lien) is filed against Issuer or any of its Subsidiaries or their respective assets by any government agency, and the same under subclauses (i) and (ii) of this clause (a) are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); and

(b) (i) any material portion of Issuer’s or any of its Subsidiaries’ assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Issuer or any of its Subsidiaries from conducting any material part of its business.

8.5 Insolvency. (a) Issuer or any of its Subsidiaries is or becomes Insolvent; (b) Issuer or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Issuer or any of its Subsidiaries and not dismissed or stayed within forty-five (45) days (but no Notes shall be extended while Issuer or any Subsidiary is Insolvent and/or until any Insolvency Proceeding is dismissed).

8.6 Other Agreements. There is any default and such default continues (after the applicable grace, cure or notice period) in any agreement to which Issuer or any of its Subsidiaries is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Million Dollars ($1,000,000) or that could reasonably be expected to have a Material Adverse Change.

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8.7 Judgments. One or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least One Million Dollars ($1,000,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Issuer or any of its Subsidiaries and shall remain unsatisfied, unvacated, or unstayed for a period of thirty (30) days after the entry thereof.

8.8 Misrepresentations. Issuer or any of its Subsidiaries or any Person acting for Issuer or any of its Subsidiaries makes any representation, warranty, or other statement now or later in this Agreement, any Note Document or in any writing delivered to Collateral Agent and/or the Purchasers or to induce Collateral Agent and/or the Purchasers to enter this Agreement or any Note Document, and such representation, warranty, or other statement, when taken as a whole, is incorrect in any material respect when made.

8.9 Change in Control. The occurrence of a Change in Control.

8.10 Guaranty. (a) Any Guaranty terminates or ceases for any reason to be in full force and effect other than as a result of a transaction permitted under this Agreement; (b) any Guarantor does not perform any obligation or covenant under any Guaranty, after any applicable grace or cure period; (c) any circumstance described in Section 8 occurs with respect to any Guarantor, beyond any applicable grace or cure period; or (d) a Material Adverse Change with respect to any Guarantor.

8.11 Governmental Approvals. (a) Any Governmental Approval shall have been revoked, rescinded, suspended, modified in an adverse manner, or not renewed in the ordinary course for a full term and such revocation, rescission, suspension, modification or non-renewal has resulted in or could reasonably be expected to result in a Material Adverse Change; or (b) (i) the DOJ or other Governmental Authority initiates a Regulatory Action or any other enforcement action against Issuer or any of its Subsidiaries that causes Issuer or any of its Subsidiaries to recall, withdraw, remove or discontinue manufacturing, distributing, and/or marketing any of its products material to its business, even if such action is based on previously disclosed conduct; (ii) Issuer or any of its Subsidiaries conducts a mandatory or voluntary recall which could reasonably be expected to result in liability and expense to Issuer or any of its Subsidiaries of One Million Dollars ($1,000,000) or more; or (iii) Issuer or any of its Subsidiaries enters into a settlement agreement with the DOJ or other Governmental Authority that results in aggregate liability as to any single or related series of transactions, incidents or conditions, of One Million Dollars ($1,000,000) or more that is unsatisfied, or a Material Adverse Change, even if such settlement agreement is based on previously disclosed conduct.

8.12 Lien Priority. Except as the result of the action or inaction of the Collateral Agent or the Purchasers, any Lien created hereunder or by any other Note Document shall at any time fail to constitute a valid and perfected Lien on any of the Collateral purported to be secured thereby, subject to no prior or equal Lien, other than Permitted Liens arising as a matter of applicable law or that are permitted to have priority pursuant to this Agreement.

8.13 Cure Right. In the event that the Issuer fails to comply with the requirements of Section 7.14 (the “Financial Covenant”) as of the last day of any calendar month as so required, then for the period beginning on the first day after the end of such fiscal month and ending on the thirtieth (30th) day after the end of such calendar month (the “Cure Period”), the Issuer shall be permitted to cure such failure to comply by receiving a Specified Contribution and by requesting that the Financial Covenant be recalculated by increasing Unrestricted Cash for such calendar

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month by an amount up to the amount of the Specified Contribution received by the Issuer during the Cure Period (the “Cure Right”). If, after giving effect to the foregoing recalculations, the Issuer shall then be in compliance with the requirements of the Financial Covenant, then Issuer shall be deemed to have satisfied the requirements of Sections 7.14 as of the last day of the applicable calendar month with the same effect as though there had been no failure to comply with such Financial Covenant on such date, and the applicable Default or Event of Default with respect to the Financial Covenant that had occurred shall be deemed not to have occurred for purposes of this Agreement and the other Note Documents; provided that (a) the Cure Right shall not be exercised more than five times during the term of this Agreement; and (b) the Cure Right shall not be exercised more than two times in any period of four consecutive fiscal quarters. After receipt by the Collateral Agent and the Purchasers of a written notice of the Issuer’s intent to make a Specified Contribution prior to the date required by this Section 8.13, neither the Collateral Agent nor any Purchaser may exercise any rights or remedies under Section 9 (or under any other Note Document, including the imposition of interest at the Default Rate) on the basis of any actual or purported Event of Default arising solely as a result of a breach of the Financial Covenant until and unless the applicable Specified Contribution shall not have been made by the date required to be made under this Section 8.13.

9. RIGHTS AND REMEDIES

9.1 Rights and Remedies.

(a) Upon the occurrence and during the continuance of:

(i) an Event of Default (other than an Event of Default under Section 8.2(b)), the Required Purchasers may, without notice or demand, do any or all of the following: (x) deliver notice of the Event of Default to Issuer, or (y) by notice to Issuer declaring all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations shall be immediately due and payable without any action by the Purchasers); or

(ii) an Event of Default under Section 8.2(b), the Required Purchasers may, without notice or demand: (x) deliver notice of the Event of Default to Issuer, and (y) after the date that is thirty (30) days after delivery of the notice of such Event of Default pursuant to the foregoing clause (x), by notice to Issuer declare all Obligations immediately due and payable.

(b) Without limiting the rights of the Purchasers set forth in Section 9.1(a) above, upon the occurrence and during the continuance of an Event of Default, the Required Purchasers may, without notice or demand, do any or all of the following:

(i) direct Collateral Agent to foreclose upon and/or sell or otherwise liquidate, the Collateral;

(ii) direct Collateral Agent to make a demand for payment upon any Guarantor pursuant to the Guaranty delivered by such Guarantor;

(iii) direct Collateral Agent to apply to the Obligations any (A) balances and deposits of Issuer that Collateral Agent or any Purchaser holds or controls, (B) any amount held or controlled by Collateral Agent or any Purchaser owing to or for the credit or the account of Issuer, or (C) amounts received from any Guarantors in accordance with the respective Guaranty delivered by such Guarantor; and/or

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(iv) commence and prosecute an Insolvency Proceeding or consent to Issuer commencing any Insolvency Proceeding.

(c) Without limiting the rights of Collateral Agent and the Purchasers set forth in Sections 9.1(a) and (b) above, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right to, at the written direction of the Required Purchasers, without notice or demand, to do any or all of the following:

(i) settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Collateral Agent considers advisable, notify any Person owing Issuer money of Collateral Agent’s security interest in such funds, and verify the amount of such account;

(ii) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its Liens in the Collateral (held for the ratable benefit of the Secured Parties). Issuer shall assemble the Collateral if Collateral Agent requests and make it available at such location as Collateral Agent reasonably designates. Collateral Agent (or its designee) may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Issuer grants Collateral Agent (or its designee) a license to enter and occupy any of its premises, without charge, to exercise any of Collateral Agent’s rights or remedies;

(iii) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, and/or advertise for sale, any of the Collateral. Collateral Agent is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Issuer’s and each Guarantor’s labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Collateral Agent’s exercise of its rights under this Section 9.1, Issuer’s and each Guarantor’s rights under all licenses and all franchise agreements inure to Collateral Agent, for the benefit of the Purchasers;

(iv) place a “hold” on any Collateral Account maintained with Collateral Agent or any Purchaser or otherwise in respect of which a Control Agreement has been delivered in favor of Collateral Agent (for the ratable benefit of the Secured Parties) and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(v) demand and receive possession of Issuer’s Books;

(vi) appoint a receiver to seize, manage and realize any of the Collateral, and such receiver shall have any right and authority as any competent court will grant or authorize in accordance with any applicable law, including any power or authority to manage the business of Issuer or any Guarantor; and

(vii) subject to clauses (a) and (b) of this Section 9.1, exercise all rights and remedies available to Collateral Agent and each Purchaser under the Note Documents or at

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law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

Notwithstanding any provision of this Section 9.1 to the contrary, upon the occurrence of any Event of Default, Collateral Agent shall have the right (but not the obligation) to exercise any and all remedies referenced in this Section 9.1 without the written direction of Required Purchasers following the occurrence of an Exigent Circumstance.

9.2 Power of Attorney. Issuer hereby irrevocably appoints Collateral Agent as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Issuer’s or any Guarantor’s name on any checks or other forms of payment or security; (b) sign Issuer’s or any Guarantor’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts of Issuer directly with the applicable Account Debtors, for amounts and on terms Collateral Agent determines reasonable; (d) make, settle, and adjust all claims under Issuer’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (f) transfer the Collateral into the name of Collateral Agent or a third party as the Code or any applicable law permits (including by filing assignment agreements with the United States Patent and Trademark Office, United States Copyright Office or equivalent in any jurisdiction outside of the United States); and (g) in the case of any Intellectual Property, execute, deliver and have recorded any document that the Collateral Agent may request to evidence, effect, publicize or record the Collateral Agent’s security interest in such Intellectual Property and the goodwill and General Intangibles of Issuer relating thereto or represented thereby. Issuer hereby appoints Collateral Agent as its lawful attorney-in-fact to sign Issuer’s or any of Guarantor’s name on any documents necessary to perfect or continue the perfection of Collateral Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations (other than inchoate indemnity obligations) have been satisfied in full and Purchasers are under no further obligation to purchase Notes hereunder. Collateral Agent’s foregoing appointment as Issuer’s or any Guarantor’s attorney in fact, and all of Collateral Agent’s rights and powers, coupled with an interest, are irrevocable until all Obligations (other than inchoate indemnity obligations) have been fully repaid and performed and the Purchasers’ obligation to purchase the Notes terminates.

9.3 Protective Payments. If Issuer or any of its Subsidiaries fail to obtain the insurance called for by Section 6.5 or fails to pay any premium thereon or fails to pay any other amount which Issuer or any of its Subsidiaries is obligated to pay under this Agreement or any other Note Document, Collateral Agent may (but shall not be obligated to) obtain such insurance or make such payment, and all amounts so paid by Collateral Agent are Purchasers’ Expenses and immediately due and payable, bearing interest at the Default Rate, and secured by the Collateral. Collateral Agent will make reasonable efforts to provide Issuer with notice of Collateral Agent obtaining such insurance or making such payment at the time it is obtained or paid or within a reasonable time thereafter. No such payments by Collateral Agent are deemed an agreement to make similar payments in the future or Collateral Agent’s waiver of any Event of Default.

9.4 Application of Payments and Proceeds. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, (a) Issuer irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Collateral Agent or the Purchasers from or on behalf of

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Issuer or any Guarantor of all or any part of the Obligations, and, as between Issuer on the one hand and Collateral Agent and Purchasers on the other, Collateral Agent and the Purchasers shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Collateral Agent or the Purchasers may deem advisable notwithstanding any previous application by Collateral Agent or the Purchasers, and (b) the proceeds of any sale of, or other realization upon all or any part of the Collateral shall be applied by the Collateral Agent: first, to all fees, costs, indemnities, liabilities, obligations and expenses owed to the Collateral Agent, including without limitation, the Collateral Agent Expenses and Collateral Agent Fees; second, to the Purchasers’ Expenses; third, to accrued and unpaid interest on the Obligations (including any interest which, but for the provisions of the United States Bankruptcy Code, would have accrued on such amounts); fourth, to the principal amount of the Obligations outstanding; and fifth, to any other Obligations owing to Collateral Agent or any Purchaser under the Note Documents. Any balance remaining shall be delivered to Issuer or to whoever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct. In carrying out the foregoing, (x) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category, and (y) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its pro rata share of amounts available to be applied pursuant thereto for such category. Any reference in this Agreement to an allocation between or sharing by the Purchasers of any right, interest or obligation “ratably,” “proportionally” or in similar terms shall refer to the Purchasers’ Pro Rata Shares unless expressly provided otherwise. Each Purchaser shall promptly remit to the other Purchasers such sums as may be necessary to ensure the ratable repayment of each Purchaser’s Pro Rata Share of the Notes and the ratable distribution of interest, fees and reimbursements paid or made by Issuer. Notwithstanding the foregoing, a Purchaser receiving a scheduled payment shall not be responsible for determining whether the other Purchasers also received their scheduled payment on such date; provided, however, if it is later determined that a Purchaser received more than its Pro Rata Share of scheduled payments made on any date or dates, then such Purchaser shall remit to other the Purchasers such sums as may be necessary to ensure the ratable payment of such scheduled payments. If any payment or distribution of any kind or character, whether in cash, properties or securities, shall be received by a Purchaser in excess of its Pro Rata Share, then the portion of such payment or distribution in excess of such Purchaser’s Pro Rata Share shall be received and held by such Purchaser in trust for and shall be promptly paid over to the other Purchasers (in accordance with their respective Pro Rata Shares) for application to the payments of amounts due on such other Purchasers’ claims. To the extent any payment for the account of Issuer is required to be returned as a voidable transfer or otherwise, the Purchasers shall contribute to one another as is necessary to ensure that such return of payment is on a pro rata basis. If any Purchaser shall obtain possession of any Collateral, it shall hold such Collateral for itself and as agent and bailee for the Secured Parties for purposes of perfecting Collateral Agent’s security interest therein (held for the ratable benefit of the Secured Parties).

9.5 Liability for Collateral. So long as Collateral Agent and the Purchasers comply with reasonable practices regarding the safekeeping of the Collateral in the possession or under the control of Collateral Agent and the Purchasers, Collateral Agent and the Purchasers shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Issuer bears all risk of loss, damage or destruction of the Collateral.

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9.6 No Waiver; Remedies Cumulative. Failure by Collateral Agent or any Purchaser, at any time or times, to require strict performance by Issuer of any provision of this Agreement or by Issuer or any other Note Document shall not waive, affect, or diminish any right of Collateral Agent or any Purchaser thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by Collateral Agent and the Required Purchasers and then is only effective for the specific instance and purpose for which it is given. The rights and remedies of Collateral Agent and the Purchasers under this Agreement and the other Note Documents are cumulative. Collateral Agent and the Purchasers have all rights and remedies provided under the Code, any applicable law, by law, or in equity. The exercise by Collateral Agent or any Purchaser of one right or remedy is not an election, and any Purchaser’s waiver of any Event of Default is not a continuing waiver. Collateral Agent’s or any Purchaser’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7 Demand Waiver. Issuer waives, to the fullest extent permitted by law, demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Collateral Agent or any Purchaser on which Issuer or any Guarantor is liable.

9.8 Grant of Intellectual Property License. For the purpose of enabling the Collateral Agent (at the direction of the Required Purchasers) to exercise the rights and remedies under this Section 9 after the occurrence and during the continuance of an Event of Default as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, assign, convey, transfer or grant options to purchase any Collateral), Issuer hereby (a) grants to the Collateral Agent, for the ratable benefit of the other Secured Parties, an irrevocable, nonexclusive worldwide license (exercisable without payment of royalty or other compensation to Issuer (or applicable grantor)) (“Collateral Agent License”), including in such license the right to use, license, sublicense or practice any Intellectual Property now owned or hereafter acquired by Issuer (or any applicable grantor), and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof, provided that with respect to any licenses held by Issuer, such Collateral Agent License shall only be granted to the extent such assignment or grant is permitted under the terms of such license and if such assignment or grant is not permitted under the term of such license Issuer will or will cause the applicable guarantor to cooperate with Collateral Agent and the other Secured Parties to receive the benefits of such Collateral Agent License to the maximum extent possible and (b) irrevocably agrees that the Collateral Agent may sell any of such Issuer’s Inventory directly to any person, including without limitation persons who have previously purchased Issuer’s Inventory from Issuer and in connection with any such sale or other enforcement of the Collateral Agent’s rights under this Agreement, may sell Inventory which bears any Trademark owned by or licensed to Issuer and any Inventory that is covered by any Copyright owned by or licensed to Issuer and the Collateral Agent may (but shall have no obligation to) finish any work in process and affix any Trademark owned by or licensed to Issuer (or any applicable grantor) and sell such Inventory as provided herein.

9.9 Setoff and Sharing of Payments. In addition to any rights now or hereafter granted under any applicable Requirement of Law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Purchaser is hereby

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authorized at any time or from time to time upon the direction of the Required Purchasers, without notice to Issuer or any other Person, any such notice being hereby expressly waived, to setoff and to appropriate and to apply any and all balances held by it at any of its offices for the account of Issuer (regardless of whether such balances are then due to Issuer) and any other properties or assets at any time held or owing by that Purchaser or that holder to or for the credit or for the account of Issuer against and on account of any of the Obligations that are not paid when due. Any Purchaser exercising a right of setoff or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof shall purchase for cash (and the other Purchasers or holders shall sell) such participations in each such other Purchaser’s or holder’s Pro Rata Share of the Obligations as would be necessary to cause such Purchaser to share the amount so offset or otherwise received with each other Purchaser or holder in accordance with their respective Pro Rata Shares of the Obligations. Issuer agrees, to the fullest extent permitted by law, that (a) any Purchaser may exercise its right to offset with respect to amounts in excess of its Pro Rata Share of the Obligations and may purchase participations in accordance with the preceding sentence and (b) any Purchaser so purchasing a participation in the Notes made or other Obligations held by other Purchasers or holders may exercise all rights of offset, bankers’ liens, counterclaims or similar rights with respect to such participation as fully as if such Purchaser or holder were a direct holder of the Notes and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the offset amount or payment otherwise received is thereafter recovered from the Purchaser that has exercised the right of offset, the purchase of participations by that Purchaser shall be rescinded and the purchase price restored without interest.

10. NOTICES

Other than as specifically provided herein, all notices, consents, requests, approvals, demands, or other communication (collectively, “Communications”) by any party to this Agreement or any other Note Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Any of Collateral Agent, Purchaser or Issuer may change its mailing address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Issuer:	5E Advanced Materials, Inc. 9329 Mariposa Road, Suite 210 Hesperia, California 92344 Attn: Paul Weibel Email: pweibel@5eadvancedmaterials.com
If to the Australian Obligor:	American Pacific Borates Pty Ltd (ABN 68 615 606 114) 63 Summerhill Drive, Stake Hill, Western Australia 6181, Australia Attn: Paul Weibel Email: pweibel@5eadvancedmaterials.com

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If to Collateral Agent or Purchasers:

Alter Domus (US) LLC
Address: 225 W. Washington St., 9th Floor
Chicago, Illinois 60606
Attn: Legal Department,
Emily Ergang Pappas and Alexa Putnam
Email:legal@alterdomus.com, emily.ergangpappas@alterdomus.com, Alexa.Putnam@alterdomus.com and Cortland_Successor_Agent@alterdomus.com

with a copy (which shall not constitute notice) to:	Holland & Knight LLP 150 N. Riverside Plaza, Suite 2700 Chicago, Illinois 60606 Attn: Joshua M. Spencer Email: joshua.spencer@hklaw.com and alterdomus@hklaw.com
If to Bluescape:	BEP Special Situations IV LLC 300 Crescent Court, Suite 1860 Dallas, Texas 75201 Attn: Jonathan Siegler Email: jasiegler@bluescapegroup.com with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
609 Main Street
Houston, Texas 77002
Attn: Andy Veit
Email: andrew.veit@kirkland.com

and:

Kirkland & Ellis LLP
609 Main Street
Houston, Texas 77002
Attn: Julian Seiguer
Email: julian.seiguer@kirkland.com

If to Ascend or Meridian:

Ascend Global Investment Fund SPC
For and on behalf of Strategic SP
1 Kim Seng Promenade
#10-01 East Tower
Great World City
Singapore 237994
Attention: Mulyadi Tjandra and Michelle Tanuwidjaja
E-mail: muljadi.tjandra@ascendcapitals.com
michelle.tanuwidjaja@ascendcapitals.com

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11. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

11.1 Waiver of Jury Trial. EACH OF ISSUER, EACH GUARANTOR, COLLATERAL AGENT AND PURCHASERS UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER NOTE DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS AMONG ISSUER, COLLATERAL AGENT AND/OR PURCHASERS RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED AMONG ISSUER, COLLATERAL AGENT AND/OR PURCHASERS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER NOTE DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION.

11.2 Governing Law and Jurisdiction. THIS AGREEMENT, THE OTHER NOTE DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL, PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

11.3 Submission to Jurisdiction. Any legal action or proceeding with respect to the Note Documents shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, Issuer and each Guarantor hereby accepts for itself and in respect of its Property, generally and unconditionally, the jurisdiction of the aforesaid courts. Notwithstanding the foregoing, Collateral Agent and Purchasers shall have the right to bring any action or proceeding against Issuer (or any property of Issuer) and/or a Guarantor (or any property of any Guarantor) in the court of any other jurisdiction Collateral Agent or Purchasers deem necessary or appropriate in order to realize on the Collateral or other security for the Obligations. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

11.4 Service of Process. Issuer and each Guarantor irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with any Note

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Document by any means permitted by applicable requirements of law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of Issuer and/or any Guarantor specified herein (and shall be effective when such mailing shall be effective, as provided therein). Issuer and each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

11.5 Non-exclusive Jurisdiction. Nothing contained in this Section 11 shall affect the right of Collateral Agent or Purchasers to serve process in any other manner permitted by applicable requirements of law or commence legal proceedings or otherwise proceed against Issuer in any other jurisdiction.

12. GENERAL PROVISIONS

12.1 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Issuer may not transfer, pledge or assign this Agreement or any rights or obligations under it without the prior written consent of the Required Purchasers (which may be granted or withheld in Required Purchasers’ discretion, subject to Section 12.5). The Purchasers have the right, subject to any restrictions in the Note to the extent outstanding, without the consent of or notice to Issuer, to sell, transfer, assign, pledge or negotiate (any such sale, transfer, assignment, negotiation, or grant of a participation, a “Purchaser Transfer”), or grant participation in all or any part of, or any interest in, the Purchasers’ obligations, rights, and benefits under this Agreement and the other Note Documents; provided that, except upon the occurrence and during the continuance of an Event of Default under Sections 8.1 or 8.5, to the extent that after giving effect to any such Purchaser Transfer, such Purchaser and/or its Affiliates shall hold fifty percent (50%) or less of the aggregate outstanding principal amount of the Notes, such Purchaser Transfer shall require the prior written consent of Issuer (not to be unreasonably withheld, delayed or conditioned); provided further that the Issuer shall be deemed to have consented to any such Purchaser Transfer unless it shall object thereto by written notice to the Purchaser within three (3) Business Days after having received notice thereof. Issuer and Collateral Agent shall be entitled to continue to deal solely and directly with such Purchaser in connection with the interests so assigned until the Required Purchasers shall have received and accepted an effective assignment agreement in form satisfactory to the Required Purchasers executed, delivered and fully completed by the applicable parties thereto (with a copy to the Collateral Agent), and shall have received such other information regarding such assignee as the Required Purchasers reasonably shall require. The assignee, if it is not a Purchaser, shall deliver to the Collateral Agent all documentation and information necessary to satisfy the Collateral Agent’s “know your customer” requirements and all applicable tax forms (including, without limitation, a properly completed and duly executed IRS Form W-9 (or other applicable tax form). Issuer shall maintain at one of its offices in the United States a register for the recordation of the names and addresses of the Purchasers and principal amounts (and stated interest) of the Notes owing to each Purchaser pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Issuer, Collateral Agent and Purchasers shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as Purchaser hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Purchaser and the Collateral Agent at any reasonable time and from time to time upon reasonable prior notice. Notwithstanding any other language to the contrary contained herein or in any other Note Documents, as of any particular date, the Collateral Agent shall be

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entitled to rely conclusively upon the Register as most recently delivered by the Issuer to the Collateral Agent (including without limitation in connection with any determination as to which Purchasers constitute the Required Purchasers under this Agreement). Further notwithstanding anything to the contrary contained in this Agreement or in any other Note Documents, the Notes are registered obligations, the right, title and interest of the Purchasers and their assignees in and to such Notes, as the case may be, shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Section 12.1 shall be construed so that the Notes are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code. Any agreement or instrument pursuant to which a Purchaser sells a participation shall provide that such Purchaser shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Purchaser will not, without the consent of the participant, agree to any amendment, waiver or other modification described in the first proviso to Section 12.5 that affects such Participant. The Issuer agrees that each participant shall be entitled to the benefits of Exhibit C (subject to the requirements and limitations therein, including the requirements under Section 7 of Exhibit C (it being understood that the documentation required under Section 7 of Exhibit C shall be delivered to the Purchaser who sells the participation)) to the same extent as if it were a Purchaser and had acquired its interest by assignment this Section 12.1. Each Purchaser that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Issuer, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Notes or other obligations under the Note Documents (the “Participant Register”); provided that no Purchaser shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans or its other obligations under any Note Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) (or, in each case, any amended or successor sections) of the United States Treasury Regulations. The entries in the Register or Participant Register shall be conclusive absent manifest error, and such Purchaser shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Collateral Agent (in its capacity as Collateral Agent) shall have no responsibility for maintaining the Register or Participant Register.

12.2 Expense Reimbursement; Indemnification; Waivers.

(a) Expense Reimbursement. Issuer and each Guarantor, jointly and severally, agree to pay (a) all reasonable, documented, out of pocket expenses (including reasonable attorneys’ fees and expenses and, if necessary or appropriate, local counsel in each reasonably necessary and materially relevant jurisdiction for each of the Collateral Agent and the Purchasers), incurred by the Collateral Agent and the Purchasers, respectively, in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Note Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (b) all reasonable, documented, out of pocket expenses (including reasonable attorneys’ fees and expenses and, if necessary or appropriate, local counsel in each reasonably necessary and materially relevant jurisdiction for each of the Collateral Agent and the Purchasers), incurred by

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the Collateral Agent and the Purchasers, respectively, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Note Documents, including its rights under this Section 12, or (B) in connection with the Notes issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Notes.

(b) Indemnification by Issuer and Guarantors. Issuer and each Guarantor, jointly and severally, agree to indemnify, reimburse, defend and hold each Secured Party and their respective directors, officers, employees, consultants, agents, attorneys, or any other Person affiliated with or representing such Secured Party (each, an “Indemnified Person”) harmless against: (i) all obligations, demands, claims, and liabilities (collectively, “Claims”) asserted by any other party in connection with; related to; following; or arising from, out of or under, the transactions contemplated by the Note Documents whether in contract, tort or otherwise; and (ii) all losses, Collateral Agent Expenses and Purchasers’ Expenses incurred, or paid by Indemnified Person in connection with; related to; following; or arising from, out of or under, the transactions contemplated by the Note Documents (including reasonable attorneys’ fees and expenses and, if necessary or appropriate, local counsel in each reasonably necessary and materially relevant jurisdiction for any Indemnified Person), except, in each case, for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct, in each case, as determined by a court of competent jurisdiction by final and non-appealable judgment. Issuer and each Guarantor hereby further agrees to indemnify, reimburse, defend and hold each Indemnified Person harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of any counsel for and, if necessary or appropriate, local counsel in each reasonably necessary and materially relevant jurisdiction for any Indemnified Person) in connection with any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnified Person shall be designated a party thereto and including any such proceeding initiated by or on behalf of Issuer, a Guarantor or any of their respective shareholders, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Purchasers) asserting any right to payment for the transactions contemplated hereby which may be imposed on, incurred by or asserted against such Indemnified Person as a result of or in connection with the transactions contemplated hereby and the use or intended use of the proceeds of the loan proceeds except for liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements directly caused by such Indemnified Person’s gross negligence or willful misconduct, in each case, as determined by a court of competent jurisdiction by final and non-appealable judgment. This Section 12.2(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(c) Waiver of Consequential Damages. To the fullest extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any claim against any Indemnified Person or any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Note Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Commitment, or the use of the proceeds thereof. No Indemnified Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials

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distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Note Documents or the transactions contemplated hereby or thereby.

12.3 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.4 Correction of Note Documents. The Required Purchasers may correct patent errors and fill in any blanks in this Agreement and the other Note Documents consistent with the agreement of the parties.

12.5 Amendments in Writing; Integration. (a) No amendment, modification, termination or waiver of any provision of this Agreement or any other Note Document, no approval or consent thereunder, or any consent to any departure by Issuer or any of its Subsidiaries therefrom, shall in any event be effective unless the same shall be in writing and signed by Issuer, Collateral Agent and the Required Purchasers provided that:

(i) no such amendment, waiver or other modification that would have the effect of increasing or reducing the amount outstanding under the Notes held by each Purchaser’s shall be effective as to such Purchaser without such Purchaser’s written consent;

(ii) no such amendment, waiver or modification that would affect the rights and duties of Collateral Agent shall be effective without Collateral Agent’s written consent or signature; and

(iii) no such amendment, waiver or other modification shall, unless signed by all the Purchasers directly affected thereby, (A) reduce the principal of, rate of interest on, Redemption Price or any fees with respect to the Note or forgive any principal, Redemption Price, interest (other than default interest) or fees (other than late charges) with respect to the Note (B) postpone the date fixed for, or waive, any payment of principal of any Note or of interest on the Note (other than default interest) or any fees provided for hereunder (other than late charges or for any termination of any commitment); (C) change the definition of the term “Required Purchasers” or the percentage of Purchasers which shall be required for the Purchasers to take any action hereunder; (D) release all or substantially all of any material portion of the Collateral, authorize Issuer to sell or otherwise dispose of all or substantially all or any material portion of the Collateral or release any Guarantor of all or any portion of the Obligations or its Guaranty obligations with respect thereto, except, in each case with respect to this clause (D), as otherwise may be expressly permitted under this Agreement or the other Note Documents (including in connection with any disposition permitted hereunder); (E) amend, waive or otherwise modify this Section 12.5 or the definitions of the terms used in this Section 12.5 insofar as the definitions affect the substance of this Section 12.5; (F) consent to the assignment, delegation or other transfer by Issuer of any of its rights and obligations under any Note Document or release Issuer of its payment obligations under any Note Document, except, in each case with respect to this clause (F), pursuant to a merger or consolidation permitted pursuant to this Agreement; (G) amend any of the provisions of Section 9.4 or amend any of the definitions of Pro Rata Share or that provide for the Purchasers to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder; (H) subordinate the Liens granted in favor of Collateral Agent securing the Obligations; (I) amend any of the provisions of Section 12.5; (J) make any change that adversely affects the

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conversion rights of any Note; or (K) make any change to Section 2.9. It is hereby understood and agreed that all Purchasers shall be deemed directly affected by an amendment, waiver or other modification of the type described in the preceding clauses (C), (D), (E), (F), (G) and (H) of the immediately preceding sentence.

(b) Other than as expressly provided for in Section 12.5(a)(i)-(iii), the Required Purchasers may from time to time designate covenants in this Agreement less restrictive by notification to a representative of Issuer.

(c) This Agreement and the Note Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Note Documents merge into this Agreement and the Note Documents; provided, however, that this Agreement shall not supersede any other documents or agreements relating to the transactions contemplated by the Restructuring Support Agreement.

12.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

12.7 Survival. All covenants, representations and warranties made in this Agreement continue in full force and effect until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. The obligation of Issuer in Section 12.2(a) and (b) to reimburse and indemnify each Purchaser and Collateral Agent, the withholding provision in Section 2.5 hereof, the confidentiality provisions in Section 12.8 below and Exhibit B of this Agreement shall survive the termination of the Note Documents and the payment in full of the Obligations hereunder.

12.8 Confidentiality. In handling any confidential information of Issuer, each of the Purchasers and Collateral Agent shall exercise the same degree of care that it exercises for their own proprietary information, but disclosure of information may be made: (a) subject to the terms and conditions of this Agreement, to the Purchasers’ and Collateral Agent’s Subsidiaries or Affiliates, or in connection with a Purchaser’s own financing or securitization transactions and upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction; (b) to prospective transferees (other than those identified in (a) above) or purchasers of any interest in the Notes (provided, however, the Purchasers and Collateral Agent shall, except upon the occurrence and during the continuance of an Event of Default, obtain such prospective transferee’s or purchaser’s agreement to the terms of this provision or to similar confidentiality terms); (c) (other than disclosure of any information of the kind referred to in sections 275(1) and 275(4) of the PPSA (unless section 275(7) of the PPSA applies)) as required by law, rule, regulation, regulatory or self-regulatory authority, subpoena, or other order; (d) to Purchasers’ or Collateral Agent’s regulators or as otherwise required in connection with an examination or audit; (e) as Collateral Agent or the Required Purchasers may reasonably considers appropriate in exercising remedies under the Note Documents; and (f) to third party service providers of the Purchasers and/or Collateral Agent so long as such service

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providers have executed a confidentiality agreement or have agreed to similar confidentiality terms with the Purchasers and/or Collateral Agent, as applicable, with terms no less restrictive than those contained herein. Confidential information does not include information that either: (i) is in the public domain or in the Purchasers’ and/or Collateral Agent’s possession when disclosed to the Purchasers and/or Collateral Agent, or becomes part of the public domain after disclosure to the Purchasers and/or Collateral Agent through no breach of this provision by the Purchasers or the Collateral Agent; or (ii) is disclosed to the Purchasers and/or Collateral Agent by a third party, if the Purchasers and/or Collateral Agent does not know that the third party is prohibited from disclosing the information. Collateral Agent and the Purchasers may use confidential information for any purpose, including, without limitation, for the development of client databases, reporting purposes, and market analysis so long as the Collateral Agent and the Purchasers do not disclose the identity of Issuer or the identity of any person associated with Issuer. The provisions of the immediately preceding sentence shall survive the termination of this Agreement. The agreements provided under this Section 12.8 supersede all prior agreements, understanding, representations, warranties, and negotiations between the parties about the subject matter of this Section 12.8. Notwithstanding anything contained in this Section 12.8, Issuer and the initial Purchasers hereby acknowledge and agree that as of the Effective Date, after giving effect to the public announcement of the Transactions, none of Issuer nor any of its affiliates has provided such Purchasers with any material, nonpublic information.

12.9 Right of Set Off. Issuer and each Guarantor hereby grant to Collateral Agent and to each Purchaser, a Lien, security interest and right of set off as security for all Obligations to Secured Parties hereunder, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of any Secured Party or any entity under the control of such Secured Party (including a Collateral Agent Affiliate) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, any Secured Party may set off the same or any part thereof and apply the same to any liability or obligation of Issuer even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE COLLATERAL AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ISSUER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY ISSUER AND EACH GUARANTOR.

12.10 Cooperation of Issuer. If necessary, Issuer agrees to (i) execute any documents reasonably required to effectuate and acknowledge each assignment of the Notes (or portion thereof) to an assignee in accordance with Section 12.1, (ii) make Issuer’s management personnel available to meet with the Purchasers and prospective participants and assignees of the Notes or portions thereof (which meetings shall be conducted no more often than twice every twelve months unless an Event of Default has occurred and is continuing), and (iii) assist the Purchasers in the preparation of information relating to the financial affairs of Issuer as any prospective participant or assignee of the Notes (or portions thereof) reasonably may request. Subject to the provisions of Section 12.8, Issuer authorizes each Purchaser to disclose to any prospective participant or assignee of the Notes (or portions thereof), any and all information in such Purchaser’s possession concerning Issuer and its financial affairs which has been delivered to such Purchaser by or on

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behalf of Issuer pursuant to this Agreement, or which has been delivered to such Purchaser by or on behalf of Issuer in connection with such Purchaser’s credit evaluation of Issuer prior to entering into this Agreement.

12.11 Public Announcement. Issuer hereby agrees that Collateral Agent and each Purchaser, after consultation with Issuer, may make a public announcement of the transactions contemplated by this Agreement, and may publicize the same in marketing materials, newspapers and other publications, and otherwise, and in connection therewith may use Issuer’s name, tradenames and logos. Each Purchaser hereby agrees that Issuer, after consultation with the Purchasers, may make a public announcement of the transactions contemplated by this Agreement, and may publicize the same in marketing materials, newspapers and other publications, and otherwise, and in connection therewith may use Purchasers’ names, tradenames and logos. Notwithstanding the foregoing, such consultation with Issuer shall not be required for any disclosures by Collateral Agent and the Purchasers may also make required disclosures to the SEC, ASX or other governmental agency and any other public disclosure with investors, other governmental agencies or other related persons.

12.12 Collateral Agent and Purchaser Agreement. Collateral Agent and the Purchasers hereby agree to the terms and conditions set forth on Exhibit B attached hereto. Issuer acknowledges and agrees to the terms and conditions set forth on Exhibit B attached hereto.

12.13 Time of Essence. Time is of the essence for the performance of Obligations under this Agreement.

12.14 Termination Prior to Maturity Date; Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations have been satisfied. So long as Issuer has satisfied the Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement and for which no claim has been made) in accordance with the terms of this Agreement, this Agreement may be terminated prior to the Maturity Date by Issuer, effective five (5) Business Days after written notice of termination is given to the Collateral Agent and the Purchasers.

12.15 Guaranty.

(a) The Guarantors hereby jointly and severally guarantee to Collateral Agent and the Purchasers, and their successors and assigns, the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Notes, all fees and other amounts and Obligations from time to time owing to Collateral Agent and the Purchasers by Issuer and each other Guarantor under the Notes, this Agreement or under any other Note Document (for the avoidance of doubt, including any obligations of the Issuer and any Guarantor under Exhibit C), in each case strictly in accordance with the terms hereof and thereof (such obligations being herein collectively called the “Guaranteed Obligations”). The Guarantors hereby further jointly and severally agree that if Issuer or any other Guarantor shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the

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Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. The guarantee in this Section 12.15(a) is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising. The Guarantors hereby further agree that the obligations of the Issuer as set forth on Exhibit C attached hereto apply mutatis mutandis as obligations of the Guarantors.

(b) Obligations Unconditional. The obligations of the Guarantors under Section 12.15(a) above are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of Issuer and each other Guarantor under the Notes, this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 12.15(b) that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute and unconditional as described above:

(i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

(ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

(iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

(iv) any Lien or security interest granted to, or in favor of, Collateral Agent as security for any of the Guaranteed Obligations shall fail to be perfected.

(c) The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that Collateral Agent or any Purchaser exhaust any right, power or remedy or proceed against Issuer under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

(d) The obligations of the Guarantors under this Section 12.15 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Issuer in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will

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indemnify and hold the Collateral Agent and the Purchasers harmless (on demand) for all reasonable costs and expenses (including fees of any counsel) incurred by such Persons in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

(e) The Guarantors hereby jointly and severally agree that, until the payment and satisfaction in full of all Guaranteed Obligations (other than inchoate indemnity obligations), they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 12.15(a), whether by subrogation or otherwise, against Issuer or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

(f) The Guarantors hereby agree, as between themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Guaranteed Obligations, each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Guarantor’s Fair Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Guarantor to any Excess Funding Guarantor under this Section 12.15(f) shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of Section 12.15 and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes of this Section 12.15(f), (i) “Excess Funding Guarantor” means, in respect of any Guaranteed Obligations, a Guarantor that has paid an amount in excess of its Fair Share of such Guaranteed Obligations, (ii) “Excess Payment” means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Fair Share of such Guaranteed Obligations and (iii) “Fair Share” means, for any Guarantor, the ratio (expressed as a percentage) of the amount by which the aggregate present fair saleable value of all properties of such Guarantor (excluding any shares of stock of any other Guarantor) exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other Guarantor that have been guaranteed by such Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of Issuer and the Guarantors hereunder and under the other Note Documents) of all of the Guarantors, determined (A) with respect to any Guarantor that is a party hereto on the Effective Date, as of the Effective Date, and (B) with respect to any other Guarantor, as of the date such Guarantor becomes a Guarantor hereunder.

(g) In any action or proceeding involving any provincial, territorial or state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 12.15(a) would otherwise, taking into account the provisions of Section 12.15(f), be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the

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amount of its liability under Section 12.15(a), then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, Collateral Agent, any Purchaser or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

12.16 Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, represents and warrants to Issuer as of the date such Person becomes a Purchaser and as of the Restatement Date, that:

(a) Such Purchaser is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder.

(b) This Agreement has been duly executed and delivered by such Purchaser and constitutes a legal, valid and binding obligation of such Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) This Agreement will not violate, conflict with or result in a breach of or default under (i) such Purchaser’s organizational documents, (ii) any agreement or instrument to which such Purchaser is a party or by which such Purchaser or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to such Purchaser.

(d) Solely with respect to Ascend, Bluescape and Meridian, each of the Notes to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, except pursuant to sales registered or exempted under the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Notes in compliance with applicable federal and state securities laws.

(e) Solely with respect to Ascend, Bluescape and Meridian, such Purchaser can bear the economic risk and complete loss of its investment in the Notes and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

(f) Solely with respect to Ascend, Bluescape and Meridian, such Purchaser has had an opportunity to receive, review and understand all information related to Issuer requested by it and to ask questions of and receive answers from Issuer regarding Issuer, its Subsidiaries, its business and the terms and conditions of the offering of the Notes, and has conducted and completed its own independent due diligence.

(g) Solely with respect to Ascend, Bluescape and Meridian, based on the information such Purchaser has deemed appropriate, it has independently made its own analysis and decision to enter into the Note Documents.

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(h) Solely with respect to Ascend, Bluescape and Meridian, such Purchaser understands that the Notes are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from Issuer in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Such Purchaser understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of Issuer or the purchase of the Notes.

(i) Solely with respect to Ascend, Bluescape and Meridian, such Purchaser is (i) an “accredited investor” as defined in Regulation D promulgated under the Securities Act, (ii) an institutional account as defined in FINRA Rule 4512(c), (iii) an Eligible Investor, (iv) not acting on behalf of, or for the benefit of, any person who is not an Eligible Investor, and (v) is not acquiring the Notes (or shares of Common Stock issuable upon conversion of the Notes) with the purpose of selling or transferring, or granting, issuing, or transferring interests in, or options over, the Notes (or shares of Common Stock issuable upon conversion of the Notes) within 12 months of their purchase or issuance other than to an Eligible Investor.

(j) The Purchasers agree that the Notes and the shares of Common Stock issuable upon conversion of the Notes may not be sold or transferred unless (i) such Notes or the shares of Common Stock issuable upon conversion of the Notes are sold or transferred pursuant to an effective registration statement pursuant to the Securities Act and disclosure document pursuant to the Corporations Act 2001 (Cth), (ii) such Notes or the shares of Common Stock issuable upon conversion of the Notes are sold or transferred in accordance with to Rule 144 or any other exemption from, or in a transaction not subject to, the registration requirements of the Securities Act or the Corporations Act 2001 (Cth), (iii) the Issuer has received an opinion of counsel reasonably satisfactory to it that such sale or transfer may lawfully be made without registration under the Securities Act or without disclosure under the Corporations Act 2001 (Cth), or (iv) Notes or the shares of Common Stock issuable upon conversion of the Notes are transferred without consideration to an affiliate of such holder or a custodial nominee.

12.17 Tax Matters. For all U.S. federal and relevant state or local tax purposes, except as otherwise required by a Governmental Authority or change in applicable law, the parties hereto agree to: (1) treat the Notes as investment units within the meaning of Section 1.1273-2(h) of the United States Treasury Regulations, and accordingly, treat the Notes as having been issued on the Closing Date with an “issue price” (within the meaning of Section 1.1273-2 of the United States Treasury Regulations) equal to their initial principal amount, (2) treat the Notes as being subject to a single payment schedule that, as of the Closing Date, is significantly more likely than not to occur, and accordingly, treat the Notes as convertible debt instruments that are not “contingent payment debt instruments” under Section 1.1275-4 of the United States Treasury Regulations (or any corresponding provision of state income tax law), (3) treat the accrual of interest and original issue discount and any amounts received upon conversion, redemption or other disposition as not constituting “contingent interest” within the meaning of Sections 871(h) and 881(c) of the Internal Revenue Code (or within the meaning of a comparable exception under the “Interest” article of an applicable United States income tax treaty) (clauses (1), (2), (3), and (4), the “Intended Tax Treatment”), and (4) file all relevant Tax returns consistently with the Intended Tax Treatment. Notwithstanding the foregoing, if a Governmental Authority (other than as a result of a change in law after the date hereof) requires the Notes to be treated in a manner inconsistent with the Intended

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Tax Treatment and, as a result, amounts payable to or for the account of any Purchaser are subject to U.S. federal withholding Tax, such taxes shall be Excluded Taxes. If as a result of a change in circumstances within the meaning of Section 1.1272-1(c)(6) of the United States Treasury Regulations, payments are not made pursuant to the payment schedule described in the previous sentence, then the parties hereto agree, solely for purposes of Sections 1272 and 1273 of the Internal Revenue Code, to cooperate to make appropriate subsequent adjustments in accordance with Section 1.1272-1(c)(6) of the United States Treasury Regulations (and any corresponding provision of state income tax law). The Issuer acknowledges its obligations to file and/or publicly post (as applicable) an IRS Form 8937 if a conversion rate adjustment (or lack thereof) results in a distribution under Section 305(c) of the Internal Revenue Code and agrees to notify the Purchasers on a timely basis in the event of such an adjustment (or lack thereof) and consider, in good faith, any timely received, reasonable comments of the Purchasers in preparing such IRS Form 8937.

12.18 Amended and Restatement. Each of the parties hereto agrees as follows:

(a) this Agreement (including all Exhibits and Schedules) shall amend, restate and replace in its entirety the Original Note Purchase Agreement (including all exhibits and schedules attached thereto) on the Restatement Date;

(b) from and after the Restatement Date, all references to the “Note Purchase Agreement” contained in the Note Documents shall be deemed to refer to this Agreement and all references to any Article or Section (or subsection) of this Agreement in any other Note Document shall be amended to become references to the corresponding provisions of this Agreement;

(c) this Agreement shall not constitute a novation of the obligations and liabilities of the parties under the Original Note Purchase Agreement or the other Note Documents as in effect prior to the Restatement Date and that remain outstanding as of the Restatement Date and all obligations under the Original Note Purchase Agreement (as such obligations may be amended, supplemented, replaced, expanded, extended or otherwise modified hereby on the Restatement Date) shall constitute obligations hereunder and shall continue to be valid, enforceable and in full force and effect and not to be impaired, in any respect, by the effectiveness of this Agreement; provided that this clause (c) is subject to the terms of the Restructuring Support Agreement; and

(d) this amendment and restatement of the Original Note Purchase Agreement shall be limited as written and not be a consent to any other amendment, restatement, supplement, waiver or other modification of any other provisions under any Note Documents, without regard to whether similar, and, except as expressly provided herein or in any other Note Document, all terms and conditions of the Note Documents remain in full force and effect unless otherwise specifically amended hereby.

(e) Each Australian Obligor confirms for the benefit of the Secured Parties that all Guaranteed Obligations owed by it under this Agreement shall (a) remain in full force and effect (except to the extent expressly terminated) notwithstanding the amendment and restatement of in its entirety of the Original Note Purchase Agreement on the Restatement Date (as referred to in the Preamble) and (b) extend to any new obligations assumed by any Australian Obligor under the Note Documents (including, but not limited to, under this Agreement).

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(f) Each Australian Obligor confirms for the benefit of the Secured Parties that, the Lien created by it pursuant to each Australian Security Document to which it is a party shall (a) remain in full force and effect (except to the extent expressly terminated) notwithstanding the amendments referred to in the Preamble and (b) continue to secure its Obligations under the Note Documents as amended (including, but not limited to, under this Agreement).

12.19 PPSA Provisions.

(a) Where any Secured Party has a security interest (as defined in the PPSA) under any Note Document, to the extent the law permits:

(i) for the purposes of sections 115(1) and 115(7) of the PPSA: each Secured Party with the benefit of the security interest need not comply with sections 95, 118, 121(4), 125, 130, 132(3)(d) or 132(4) of the PPSA; and sections 142 and 143 of the PPSA are excluded;

(ii) for the purposes of section 115(7) of the PPSA, each Secured Party with the benefit of the security interest need not comply with sections 132 and 137(3);

(iii) each party waives its right to receive from any Secured Party any notice required under the PPSA (including a notice of a verification statement);

(iv) if a Secured Party with the benefit of a security interest exercises a right, power or remedy in connection with it, that exercise is taken not to be an exercise of a right, power or remedy under the PPSA unless the Secured Party states otherwise at the time of exercise. However, this Section 12.19 does not apply to a right, power or remedy which can only be exercised under the PPSA; and

(v) if the PPSA is amended to permit the parties to agree not to comply with or to exclude other provisions of the PPSA, the Collateral Agent may notify the Issuer, the Australian Obligors and the Secured Parties that any of these provisions is excluded, or that the Secured Parties need not comply with any of these provisions.

This does not affect any rights a person has or would have other than by reason of the PPSA and applies despite any other clause in any Note Document.

(b) Whenever the Collateral Agent reasonably requests the Issuer or any Australian Obligor to do anything:

(i) to ensure any Note Document (or any security interest (as defined in the PPSA) or other Lien under any Note Document) is fully effective, enforceable and perfected with the contemplated priority;

(ii) for more satisfactorily assuring or securing to the Secured Parties the property the subject of any such security interest or other Lien in a manner consistent with the Note Documents; or

(iii) for aiding the exercise of any power in any Note Document,

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the Issuer or that Australian Obligor (as applicable) shall do it promptly at its own cost. This may include obtaining consents, signing documents, getting documents completed and signed and supplying information, delivering documents and evidence of title and executed blank transfers, or otherwise giving possession or control with respect to any property the subject of any security interest or Lien.

12.20 Beneficial Ownership Limitation.

(a) By written notice to the Company, Bluescape may elect for the beneficial ownership limitation set forth in this Section 12.20 to apply to it. If such election is made, the Company shall not effect the conversion of Bluescape’s Notes, and Bluescape shall not have the right to convert all or any portion of a Note, and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, Bluescape and its Affiliates, together with any Attribution Parties (defined below) (the “Beneficial Owner Parties”), would beneficially own in excess of 9.9% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Beneficial Owner Parties shall include the number of shares of Common Stock issuable upon conversion of the Note with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock that would be issuable upon (x) conversion of the remaining, unexercisable portion of the Note beneficially owned by Bluescape and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by Bluescape or any Attribution Parties (including, without limitation, any convertible notes or convertible preferred shares or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and “Attribution Parties” shall include any and all persons with whom a Beneficial Owner Party is or would be deemed to be members of a group pursuant to Rule 13d-5(b(1) promulgated under Section 13(d) of the Exchange Act. For purposes of the Note, in determining the number of outstanding shares of Common Stock, Bluescape may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or Continental Stock Transfer & Trust Company, as transfer agent (in such capacity, the “Transfer Agent”), setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of Bluescape, the Company shall, within two (2) Business Days, confirm orally and in writing to Bluescape the number of shares of Common Stock then outstanding. In any case, the number of issued and outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of equity securities of the Company by Bluescape since the date as of which such number of issued and outstanding shares of Common Stock was reported. By written notice to the Company, Bluescape may from time to time increase or decrease the Maximum Percentage applicable to it to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

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12.21 Purchaser Covenant. No Short Selling. From the Restatement Date to the Maturity Date, each Purchaser agrees that, so long as it holds any Notes hereunder, neither it nor any of its Affiliates shall, directly or indirectly engage in, effect, agree to effect, and/or establish, in any manner whatsoever: (a) any short sale (as defined in Rule 200 under Regulation SHO of the Exchange Act), whether or not against the box; (b) any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock; (c) borrowing or pre-borrowing any shares of Common Stock; (d) grant any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from the Common Stock or otherwise seek to hedge its position in the Common Stock; (e) any "net short position" of the Common Stock, (f) hedging transaction, which establishes a net short position with respect to the Common Stock; (g) loan or enable the utilization of any Common Stock or existing or contingent rights thereto for the foregoing purposes; or (h) in any way enable or facilitate any third party to do any of the foregoing.

[Balance of Page Intentionally Left Blank]

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Annex B

Schedule 2.2

Purchasers

Purchaser	Principal Amount of Initial Notes
BEP SPECIAL SITUATIONS IV LLC	$31,780,650.00
ASCEND GLOBAL INVESTMENT FUND SPC, FOR AND ON BEHALF OF STRATEGIC SP	$15,890,325.00
MERIDIAN INVESTMENTS CORPORATION	$15,890,325.00
Total	$63,561,300.00

Purchaser	Principal Amount of Amendment No. 2 Notes
BEP SPECIAL SITUATIONS IV LLC	$3,000,000.00
ASCEND GLOBAL INVESTMENT FUND SPC, FOR AND ON BEHALF OF STRATEGIC SP	$1,500,000.00
MERIDIAN INVESTMENTS CORPORATION	$1,500,000.00
Total	$6,000,000.00

Purchaser	Principal Amount of Amendment No. 3 Notes
BEP SPECIAL SITUATIONS IV LLC	$3,000,000.00
ASCEND GLOBAL INVESTMENT FUND SPC, FOR AND ON BEHALF OF STRATEGIC SP	$1,500,000.00
MERIDIAN INVESTMENTS CORPORATION	$1,500,000.00
Total	$6,000,000.00

Purchaser	Principal Amount of Amendment No. 4 Notes
BEP SPECIAL SITUATIONS IV LLC	$2,500,000.00
ASCEND GLOBAL INVESTMENT FUND SPC, FOR AND ON BEHALF OF STRATEGIC SP	$1,250,000.00
MERIDIAN INVESTMENTS CORPORATION	$1,250,000.00
Total	$5,000,000.00

EXHIBIT G

Amended and Restated Investor and Registration Rights Agreement

FOURTH Amended and Restated
INVESTOR AND REGISTRATION RIGHTS AGREEMENT

THIS FOURTH amended and restated INVESTOR AND REGISTRATION RIGHTS AGREEMENT, dated as of January 14, 2025 (this “Agreement”), has been entered into by and among 5E ADVANCED MATERIALS, INC., a Delaware corporation (the “Company”) and the undersigned holders of Registrable Securities (as defined below).

BACKGROUND

In connection with the Note Purchase Agreement, dated as of August 11, 2022 (the “Original NPA”), by and among BEP Special Situations IV LLC (including any Affiliates (defined below) thereof and/or entities managed by or under common control therewith, “BEP”, and together with any other persons otherwise party to the Original NPA from time to time, each a “Purchaser”), the Company, the guarantors from time to time party thereto and Alter Domus (US) LLC, as collateral agent, the Purchasers purchased from the Company $60,000,000.00 in aggregate principal amount of secured promissory notes (the “Original Notes”) of the Company, and in connection therewith, the Company provided the Purchaser with certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), and applicable state securities laws with respect to the Original Notes and the shares of Common Stock (as defined below) underlying such Original Notes.

In January 2024, the Company, BEP, Ascend Global Investment Fund SPC for and on behalf of Strategic SP (“Ascend”) and Meridian Investments Corporation (“Meridian”) closed the restructuring of the Original Notes (as amended, the “A&R Notes”) by amending and restating the Original NPA (as amended, the “A&R NPA”) and the Company issued certain shares (the “January 2024 Purchased Shares”) of its Common Stock (as defined below) to Ascend, 5ECAP, LLC (“5ECAP”) and certain other investors in a private placement (collectively, the “January 2024 Restructuring”).

On June 11, 2024, the Company, BEP, Ascend and Meridian closed the transactions contemplated by an amendment to the A&R NPA pursuant to which, among other things, (a) BEP purchased from the Company $3,000,000.00 in aggregate principal amount of new secured promissory notes of the Company and (b) Ascend purchased from the Company $3,000,000.00 in aggregate principal amount of new secured promissory notes of the Company (the $6,000,000.00 in additional notes, the “June 2024 Notes”). On or about June 11, 2024, Ascend assigned $1,500,000.00 of its June 2024 Notes to Meridian.

On September 16, 2024 (the “September 2024 Closing Date”), the Company, BEP, Ascend and Meridian closed the transactions contemplated by an amendment to the A&R NPA (as amended as of the September 2024 Closing Date, the “Second A&R NPA”) pursuant to which, among other things, (a) BEP purchased from the Company an additional $3,000,000.00 in aggregate principal amount of new secured promissory notes of the Company, (b) Ascend purchased from the Company an additional $1,500,000.00 in aggregate principal amount of new secured promissory notes of the Company, and (c) Meridian purchased from the Company an additional $1,500,000.00 in aggregate principal amount of new secured promissory notes of the Company (the $6,000,000.00 in additional notes, the “September 2024 Notes”).

On January 14, 2025 (the “January 2025 Closing Date”), the Company, BEP, Ascend and Meridian closed the transactions contemplated by an amendment to the Second A&R NPA pursuant to which, among other things, (a) BEP purchased from the Company an additional $2,500,000.00 in aggregate principal amount of new secured promissory notes of the Company, (b) Ascend purchased from the Company an additional $1,250,000.00 in aggregate principal amount of new secured promissory notes of the Company and (c) Meridian purchased from the Company an additional $1,250,000.00 in aggregate principal amount of new secured promissory notes of the Company (the $5,000,000.00 in additional notes, collectively with the A&R Notes, the June 2024 Notes and the September 2024 Notes, the “Notes”).

Following approval by the Company’s stockholders, the Company, BEP, Ascend and Meridian will close the restructuring of the Notes (the date of the closing, the “Closing Date”) to provide for the exchange of all outstanding Notes into shares of Common Stock of the Company pursuant to that certain Restructuring Support Agreement, dated January 14, 2025, and the Company shall issue certain shares (the “2025 Purchased Shares” and, collectively with

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the January 2024 Purchased Shares, the “Purchased Shares”) of its Common Stock and warrants to purchase shares of Common Stock (the “Warrants”) to BEP, Ascend, 5ECAP and certain other investors in a private placement (collectively, the “2025 Restructuring”).

In connection with the 2025 Restructuring, the Company and the undersigned, which collectively hold a majority of the Registrable Securities outstanding, have agreed to amend and restate that certain Third Amended and Restated Investor and Registration Rights Agreement, dated as of September 16, 2024, by and between the Company and the Purchasers (the “A&R RRA”).

AGREEMENT

In light of the above, the Company and the Holders hereby agree as follows:

1.
Definitions.

As used in this Agreement, the following terms will have the respective meanings set forth in this Section 1:

“5ECAP” means has the meaning set forth in the preamble.

“2025 Restructuring” has the meaning set forth in the preamble.

“2025 Purchased Shares” has the meaning set forth in the preamble.

“Advice” has the meaning set forth in Section 2(d)(iii).

“Affiliate” means as to any Person, any other Person who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. As used in this Agreement, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. For the avoidance of doubt, for purposes of this Agreement, the Company, on the one hand, and a Holder, on the other hand, shall not be considered Affiliates solely by their respective entry into this Agreement.

“Agreement” has the meaning set forth in the preamble.

“A&R Notes” has the meaning set forth in the preamble.

“A&R NPA” has the meaning set forth in the preamble.

“A&R RRA” has the meaning set forth in the preamble.

“Ascend” has the meaning set forth in the preamble.

“BEP” has the meaning set forth in the preamble.

“BEP Director” has the meaning set forth in Section 6(a).

“Block Trade” means a registered offering and/or sale of Registrable Securities on a coordinated or underwritten basis commonly known as a “block trade” (whether firm commitment or otherwise) requiring the involvement of the Company but not involving any “road show” or substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Blue Sky” has the meaning set forth in Section 3(m).

“Board of Directors” has the meaning set forth in Section 2(b).

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“Business Day” means (i) a day on which the Common Stock is traded on a Trading Market, (ii) if the Common Stock is not listed on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices) or (iii) in the event that the Common Stock is not listed or quoted as set forth in (i) and (ii) hereof, any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to remain closed.

“Claim” has the meaning set forth in Section 5(c).

“Closing Date” has the meaning set forth in the preamble.

“Commission” means the U.S. Securities and Exchange Commission or any successor agency.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Company” has the meaning set forth in the preamble.

“Demand Registration Notice” has the meaning set forth in Section 2(e)(i).

“Demand Registration Statement” means each registration statement under the Securities Act that is designated by the Company for the registration, under the Securities Act, of any Demand Underwritten Offering pursuant to Section 2(e). For the avoidance of doubt, the Demand Registration Statement may, at the Company’s election, be any Registration Statement filed or maintained pursuant to Section 2(a).

“Demand Underwritten Offering” has the meaning set forth in Section 2(e)(i).

“Demand Underwritten Offering Majority Holders” has the meaning set forth in Section 2(e)(iv)(1).

“Demanding Notice Holders” has the meaning set forth in Section 2(e)(i).

“Discontinuance Notice” has the meaning set forth in Section 3(d).

“Effective Date” means, with respect to any Registration Statement, the date on which the Commission first declares effective such Registration Statement.

“Effectiveness Deadline” means, with respect to a Registration Statement filed pursuant to Section 2(a), the earlier of: (i) 60 calendar days after the Closing Date in the case of a filing on Form S-1 and 30 calendar days after the Closing Date in the case of a filing on Form S-3, or (ii) no later than the third Business Day after the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“End of Suspension Notice” has the meaning set forth in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor organization performing similar functions.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities, including as of the date of this Agreement the parties identified on Schedule A hereto.

“Indemnified Party” has the meaning set forth in Section 5(c).

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“Indemnifying Party” has the meaning set forth in Section 5(c).

“January 2024 Closing Date” has the meaning set forth in the preamble.

“January 2024 Purchased Shares” has the meaning set forth in the preamble.

“January 2024 Restructuring” has the meaning set forth in the preamble.

“June 2024 Notes” has the meaning set forth in the preamble.

“Liquidated Damages” has the meaning set forth in Section 2(c)(iv).

“Losses” has the meaning set forth in Section 5(a).

“Managing Underwriters” means one or more registered broker-dealers that are designated in accordance with this Agreement to administer such offering.

“Maximum Successful Underwritten Offering Size” means, with respect to any Demand Underwritten Offering, the maximum number of securities that may be sold in such offering without adversely affecting the marketability, proposed offering price, timing, or method of distribution of the offering, as advised by the Managing Underwriters in their reasonable and good faith opinion for such offering to the Company and the applicable Demand Underwritten Offering Majority Holders.

“Meridian” has the meaning set forth in the preamble.

“NEG” means Ascend and such other person(s) as may be nominated by Ascend.

“NEG Director” has the meaning set forth in Section 6(b).

“Notes” has the meaning set forth in the preamble.

“Offering Launch Time” means, with respect to a Demand Underwritten Offering, the earliest of (a) the first date a preliminary prospectus (or prospectus supplement) for such offering is filed with the Commission; (b) the first date such offering is publicly announced; and (c) the date a definitive agreement is entered into with the Managing Underwriters respect to such offering.

“Opt-Out Notice” has the meaning set forth in Section 7(l).

“Original Notes” has the meaning set forth in the preamble.

“Original NPA” has the meaning set forth in the preamble.

“Other Investments” has the meaning set forth in Section 7(o).

“Permitted Transferee” means any Person to whom a Holder sells, assigns, distributes or transfers all or a portion of its Registrable Securities (including, for the avoidance of doubt, an Affiliate of a Holder); provided that such Person executes and delivers to the Company a joinder to this Agreement under which it becomes a “Holder” under this Agreement and agrees to be bound by the provisions of this Agreement applicable to Holders.

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Agreement.

“Piggy-Back Transaction” has the meaning set forth in Section 2(f).

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“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, any preliminary prospectus, any free-writing prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Purchased Shares” has the meaning set forth in the preamble and shall include such shares of Common Stock that were issued to Ascend and 5ECAP as their equity placement fee in connection with the January 2024 Restructuring.

“Purchaser” means any of one of the Purchasers.

“Purchasers” has the meaning set forth in the preamble.

“Registrable Securities” means (i) the aggregate number of shares of Common Stock acquired or that may be acquired by the Holders or their respective subsidiaries in accordance with the 2025 Restructuring, including the Purchased Shares, (ii) shares of Common Stock issued or issuable upon exercise of the Warrants and (iii) any other securities of the Company held by the Holders or their respective subsidiaries from time to time, which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof. “Registrable Securities” also includes any shares of capital stock issued or issuable with respect to the foregoing as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) the Commission has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such effective Registration Statement; (ii) such securities are actually sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met and the legend restricting further transfer has been removed from the stock certificate or book-entry position representing such securities; or (iii) such securities are no longer outstanding.

“Registration Default” has the meaning set forth in Section 2(c)(iv).

“Registration Statement” means a registration statement filed pursuant to the terms hereof and which covers the resale of Registrable Securities by the Holders, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein. For the avoidance of doubt, “Registration Statement” means the initial registration statement described above in this paragraph (which may include any registration statement filed pursuant to the A&R RRA or any predecessor agreement to the A&R RRA) and any additional registration statement or registration statements that are needed to sell additional Registrable Securities with the effect that the obligations of the Company under this Agreement also extend to such additional registration statement or registration statements, in all cases, as specified in this Agreement.

“Renounced Business Opportunity” has the meaning set forth in Section 7(o).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

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“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Second A&R NPA” has the meaning set forth in the preamble.

“Securities Act” has the meaning set forth in the preamble.

“September 2024 Closing Date” has the meaning set forth in the preamble.

“September 2024 Notes” has the meaning set forth in the preamble.

“Subsequent Form S-3” has the meaning set forth in Section 3(n).

“Suspension Event” has the meaning set forth in Section 2(b).

“Suspension Notice” has the meaning set forth in Section 2(b).

“Suspension Period” has the meaning set forth in Section 2(b).

“Trading Market” means whichever of the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market or such other United States registered national securities exchange on which the Common Stock is listed or quoted for trading on the date in question.

2.
Registration.
(a)
Mandatory Registration. As soon as reasonably practicable after the Closing Date, but in any event, by the later of (i) nine Business Days after the Closing Date and (ii) three Business Days after the issuance of the 2025 Purchased Shares and the Warrants, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities that are not covered by an existing Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Such Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1, and if for any reason the Company is not then eligible to register for resale the Registrable Securities on Form S-1, then another appropriate form for such purpose). The Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Deadline, and shall use its reasonable best efforts to keep all Registration Statements (including any Registration Statements filed prior to the date of this Agreement and any Subsequent Form S-3) continuously effective under the Securities Act until such date when all Registrable Securities covered by the applicable Registration Statement cease to be Registrable Securities (the “Effectiveness Period”).
(b)
Suspension Periods. Notwithstanding Section 2(a), the Company may, at any time (x) delay the filing or delay or suspend the effectiveness of any Registration Statement or any pending or potential Demand Underwritten Offering or (y) without suspending such effectiveness, deliver a notice (a “Suspension Notice”) that instructs any selling Holders not to sell any securities included in any Registration Statement, if any of the following events shall have occurred (each such circumstance, a “Suspension Event”): (i) the board of directors of the Company (the “Board of Directors”) determines in good faith that (A) the Company intends to undertake an underwritten public offering in connection with a material transaction (provided, however, that to the extent the Company undertakes an underwritten public offering in connection with such transaction, Holders shall be entitled to the rights set forth in Section 2(f)); (B) disclosure of a material transaction that would otherwise be required to be disclosed due to such registration would have an adverse effect on the Company, including the Company’s ability to consummate such a material transaction, or (C) such registration or continued registration would render the Company unable to comply with the requirements of the Securities Act or Exchange Act; or (ii) solely in the case of foregoing clause (x), the Board of Directors determines in good faith after consultation with outside legal counsel for the Company that the Company is required by law, rule or regulation to supplement or amend a Registration Statement in order to ensure that it (or the Prospectus contained therein) does not contain an untrue statement of a material fact or omit to state any

6

material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Upon the occurrence of any Suspension Event, the Company shall use its reasonable best efforts to resolve the Suspension Event and to file the applicable Registration Statement, to cause the applicable Registration Statement to become effective and/or to permit resumed use of the applicable Registration Statement, as applicable, as soon as reasonably practicable. If the Company exercises a suspension under this Section 2(b), then during the period of such suspension (the “Suspension Period”), the Company shall not engage in any transaction involving the offer, issuance, sale or purchase of Company equity securities (whether for the benefit of the Company or a third person), except (A) transactions involving the issuance or purchase of Company equity securities as contemplated by employee benefit plans or employee or director arrangements and (B) in connection with a transaction described in clause (i) of this Section 2(b). The Company shall provide such notice within three calendar days after the occurrence of a Suspension Event. A single Suspension Period shall not exceed 30 days and the total number of days subject to a Suspension Period during any consecutive 12-month period shall not exceed 45 days. The Holders may recommence effecting offers and sales of the Registrable Securities pursuant to the applicable Registration Statement following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders promptly, and no later than three calendar days following the conclusion of any Suspension Event and its effect and, in any event, during the permitted 30-day Suspension Period. The filing of any prospectus by the Company relating to an underwritten offering of Common Stock shall be deemed an End of Suspension Notice.
(c)
Liquidated Damages. The parties hereto agree that the Holders will suffer damages if the Company fails to fulfill its obligations under this Section 2 and that, in such case, it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if:
(i)
the Company does not file the Registration Statement required under the first sentence of Section 2(a) on or before the date that is seven Business Days after the Closing Date;
(ii)
a Registration Statement is not declared effective by the Commission on or before the applicable Effectiveness Deadline;
(iii)
the Company extends any Suspension Period beyond 45 days during any consecutive 12-month period; or
(iv)
a Registration Statement is filed and declared effective but, during the applicable Effectiveness Period, a Registration Statement is not effective for any reason or the Prospectus contained therein is not available for use for any reason, including by reason of its withdrawal or termination pursuant to Section 3(e), or, other than by reason of a Suspension Period as provided in Section 2(b), will fail to be usable for its intended purpose without such disability being cured within 10 Business Days by an effective post-effective amendment to such Registration Statement, a supplement to the Prospectus, a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure or the effectiveness of a Subsequent Form S-3, and either (x) the Company fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c); or (y) the Company fails to satisfy any condition set forth in Rule 144(i)(2) as a result of which any of the Holders are unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions) (each such event referred to in foregoing clauses (i) through (iii) and this clause (iv), a “Registration Default”), then in such event as partial relief for the damages to any Holder by reason of any such delay in or reduction of its ability to sell the Registrable Securities and not as a penalty (which remedy will not be exclusive of any other remedies available at law or equity), the Company hereby agrees to pay to each Holder, subject to Section 2(d), as liquidated damages and not as a penalty (“Liquidated Damages”) for each $1,000 of Registrable Securities and including shares of Common Stock underlying Warrants as if such Warrants have been exercised on any such date of determination (based on a five-day volume-weighted average price of the shares of Common Stock of the Company), $5 per Trading Day, increasing to $10 per Trading Day beginning on the fifth Trading Day following the occurrence of any Registration Default; provided that any such Liquidated Damages will cease to accrue to Holders hereunder when any such Registration Default will cease, be remedied or be cured.

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(d)
Holders’ Information.
(i)
Information. The Company may require each applicable Holder to promptly furnish in writing to the Company such information regarding such Holder, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with such requested information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that such information is legally required to be included in the applicable Registration Statement or Prospectus and such Holder continues to withhold such information.
(ii)
Undertakings. Such selling Holder will enter into any undertakings and take such other action relating to the conduct of the proposed offering which the Company may reasonably request as being necessary to ensure compliance with federal and state securities laws and the rules or other requirements of FINRA.
(iii)
Discontinuance of Sales. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a Suspension Notice or a Discontinuance Notice from the Company, such Holder will forthwith discontinue any offers and sales of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the applicable supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company and the Holders acknowledge and agree that in no way shall this clause limit Holder’s ability to sell securities without using a Registration Statement.
(e)
Demand Underwriting Registration Rights.
(i)
Right to Demand Underwriting Registration. Subject to the other provisions of this Section 2(e), Holders will have the right, exercisable by written notice satisfying the requirements of Section 2(e)(ii) (a “Demand Registration Notice”) to the Company (such Holders, the “Demanding Notice Holders”), to require the Company to register, under the Securities Act, an underwritten public offering (a “Demand Underwritten Offering”) of Registrable Securities in accordance with this Section 2(e); provided, however, that no Demand Registration Notice may be delivered, or will be effective if:
(1)
a prior Demand Underwritten Offering is pending or in process, and is not withdrawn, at the time such Demand Registration Notice is delivered;
(2)
it is delivered during a Suspension Period; or
(3)
the aggregate market value of the Registrable Securities of such Holder(s) to be included in the requested Demand Underwritten Offering is less than $10,000,000 (unless such Registrable Securities constitute all of the Registrable Securities then outstanding).
(ii)
Contents of Demand Registration Notice. Each Demand Registration Notice sent by any Demanding Notice Holder(s) must state the following:
(1)
the name of, and contact information for, each such Demanding Notice Holder(s) and the number of outstanding Registrable Securities held by each such Demanding Notice Holder;
(2)
the desired date of the Offering Launch Time for the requested Demand Underwritten Offering, which desired date cannot (without the Company’s consent, which will not be unreasonably withheld or delayed) be earlier than 10 Business Days after the date such Demand Registration Notice is delivered to the Company; and

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(3)
the number of Registrable Securities that are proposed to be sold by each such Demanding Notice Holder.
(iii)
Participation by Holders Other Than the Demanding Notice Holder(s). If the Company receives a Demand Registration Notice sent by one or more Demanding Notice Holders but not by all Holders, then:
(1)
the Company shall, within one Business Day, send a copy of such Demand Registration Notice to each Holder other than such Demanding Notice Holders; and
(2)
subject to Section 2(e)(vi), the Company shall use its reasonable best efforts to include, in the related Demand Underwritten Offering, Registrable Securities of any such Holder that has requested such Registrable Securities to be included in such Demand Underwritten Offering pursuant to a joinder notice that complies with subsection (A) below.
(A)
To include any of its Registrable Securities in such Demand Underwritten Offering, a Holder must deliver to the Company, no later than the first Business Day after the date on which it receives the Demand Registration Notice pursuant to subsection (1) above, a written instrument, executed by such Holder, joining in such Demand Registration Notice, which instrument contains the information set forth in Section 2(e)(ii) with respect to such Holder.
(iv)
Certain Procedures Relating to Demand Underwritten Offerings.
(1)
Obligations and Rights of the Company. Subject to the other terms of this Agreement, upon its receipt of a Demand Registration Notice, the Company shall (A) designate a Demand Registration Statement, in accordance with the definition of such term and this Section 2(e), for the related Demand Underwritten Offering; and (B) use its reasonable best efforts to effect such Demand Underwritten Offering in accordance with the reasonable requests set forth in such Demand Registration Notice or the reasonable requests of the Holder(s) of a majority of the Registrable Securities included in such Demand Underwritten Offering (the “Demand Underwritten Offering Majority Holders”), and cooperate in good faith with the Demand Underwritten Offering Majority Holders in connection therewith. The Company will be entitled to rely on the authority of the Demand Underwritten Offering Majority Holders of any Demand Underwritten Offering to act on behalf of all Holders that have requested any securities to be included in such Demand Underwritten Offering.
(2)
Designation of the Underwriting Syndicate. The Managing Underwriters, and any other underwriter, for any Demand Underwritten Offering will be selected by the applicable Demand Underwritten Offering Majority Holders with the approval of the Company (which will not be unreasonably withheld or delayed).
(3)
Authority of the Demand Underwritten Offering Majority Holders. The Demand Underwritten Offering Majority Holders for any Demand Underwritten Offering will have the following rights with respect to such Demand Underwritten Offering, which rights, if exercised, will be deemed to have been exercised on behalf of all Holders that have requested any securities to be included in such Demand Underwritten Offering:
(A)
in consultation with the Managing Underwriters for such Demand Underwritten Offering, to determine the Offering Launch Time, which date must comply with limitations thereon set forth in Section 2(e)(ii)(2);
(B)
to determine the structure of the offering;

9

(C)
to negotiate any related underwriting agreement and its terms, including the amount of securities to be sold by the applicable Holders pursuant thereto and the offering price of, and underwriting discount for, such securities; provided, however, that the Company will have the right to negotiate in good faith all of its representations, warranties and covenants, and indemnification and contribution obligations, set forth in any such underwriting agreement; and
(D)
withdraw such Demand Underwritten Offering by proving written notice of such withdrawal to the Company.
(4)
Confidentiality. Each Holder agrees to treat as confidential information, its delivery or receipt of any Demand Registration Notice and the information contained therein, including the related Demand Underwritten Offering.
(v)
Conditions Precedent to Inclusion of a Holder’s Registrable Securities. Notwithstanding anything to the contrary in this Section 2(e), the right of a Holder to include any of its Registrable Securities in any Demand Underwritten Offering will be subject to the following conditions:
(1)
the execution and delivery, by such Holder or its duly authorized representative or power of attorney, of any related underwriting agreement and such other agreements or instruments (including customary “lock-up” agreements, custody agreements and powers of attorney), if any, as may be reasonably requested by the Managing Underwriters for such Demand Underwritten Offering; and
(2)
the provision, by such Holder no later than the Business Day immediately after the request therefor, of any information reasonably requested by the Company or such Managing Underwriters in connection with such Demand Underwritten Offering.
(vi)
Reduction of Offering. If the total number of securities requested to be included in a Demand Underwritten Offering pursuant to this Section 2(e) or a Piggy-Back Transaction exceeds the Maximum Successful Underwritten Offering Size for such offering, then the number of securities to be offered shall be reduced to a number that, in the opinion of such Managing Underwriter(s) can be sold without having such an adverse effect, and such number of securities shall be allocated as follows:
(A)
in the event of a Demand Underwritten Offering, the securities to be included in such Demand Underwritten Offering shall be allocated: (i) first to the Holders that have requested to participate in such Demand Underwritten Offering, pro rata based on the total number of Registrable Securities then held by them and (ii) second, to other persons (including the Company).
(B)
in the event of a Piggy-Back Transaction, the securities to be included in such Piggy-Back Transaction shall be allocated: (i) first to the Company, (ii) second, and only if all of the securities referred to in clause (i) have been included, to the Holders that have requested to participate in such Piggy-Back Transaction and (iii) third, to any other securities eligible for inclusion in such Piggy-Back Transaction (it being understood that there are no such eligible securities as of the date of this Agreement).
(f)
Piggy-Back Transactions. If the Company proposes to file with the Commission a registration statement, prospectus, or offering statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity or equity-linked securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity or equity-linked securities to be issued solely in connection with any acquisition of any entity or business (or a business combination subject to Rule 145 under the Securities Act) or equity or equity-linked securities issuable in connection with the Company’s stock option or other employee benefit plans), or a dividend reinvestment or similar plan or rights offering (a “Piggy-Back Transaction”), then the Company shall deliver to each Holder a written notice of such determination and, if within 15 calendar days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company

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shall include in such registration statement or offering statement all or any part of such Registrable Securities that such Holder requests to be registered; provided, however, the Company shall not be required to register any Registrable Securities pursuant to this Section 2(f) that are the subject of a then-effective Registration Statement. The Company may postpone or withdraw the filing or the effectiveness of a piggy-back registration at any time in its sole discretion. The Company shall not grant piggy-back registration rights to any holders of its Common Stock or securities that are convertible into its Common Stock that are senior to the rights of the Holders set forth in this Section 2(f).
3.
Registration Procedures.

In connection with the Company’s obligations to effect a registration pursuant to Section 2(a), the Company and, as applicable, the Holders, shall do the following:

(a)
FINRA Cooperation. The Company and the Holders shall cooperate and assist in any filings required to be made with FINRA.
(b)
Right to Review Prior Drafts. Not less than five Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to each Holder drafts of the applicable Registration Statement or any related Prospectus or any amendment or supplement thereto in the form in which the Company proposes to file them, which documents will be subject to the review of each such Holder. Each Holder will provide comments, if any, as soon as reasonably practicable after the date such materials are provided. The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto (i) to which such Holders shall reasonably object in writing or (ii) in which such documents differ in any material respect from the drafts previously received by such Holder. Each Holder whose Registrable Securities are to be sold pursuant to a Demand Underwritten Offering in accordance with Section 2(e) shall be afforded the same rights set forth in this Section 3(b) with respect to any Registration Statement or Prospectus or any amendment or supplement thereto which names such Holder.
(c)
Right to Copies. The Company shall furnish to each Holder and the Managing Underwriters, if any, without charge, (i) at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, except if such documents are available on EDGAR; and (ii) as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders or Managing Underwriters, as applicable, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
(d)
Notices. The Company shall promptly notify each Holder of Registrable Securities: (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to any Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any amendments or supplements to any Registration Statement or any Prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (E) of the happening of any event which it believes may make any statement made in any Registration Statement, any Prospectus or any document incorporated therein by reference untrue, or of any material misstatement or omission, and which requires the making of any changes in any Registration Statement, any Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading; (F) upon the occurrence of a Suspension Period (items (C) through and including (F) being a “Discontinuance Notice”); and (G) upon the conclusion of a Suspension Period. In addition, during the pendency of any Demand Underwritten Offering pursuant to Section 2(e), but other than during a Suspension Period, the Company shall provide notice to each Holder whose Registrable Securities are to be sold in such offering pursuant to each Registration Statement used in connection with the Demand Underwritten Offering, which Holders shall be afforded the same notice set forth in clauses (A) through (G) of this Section 3(d) relating to such Registration Statement.

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(e)
Withdrawal of Suspension Orders. The Company shall use its reasonable best efforts to respond as promptly as reasonably possible to any comments received from the Commission with respect to any Registration Statement or any amendment thereto and to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or to prevent any such suspension.
(f)
Supplements & Amendments. Subject to Sections 2(a) and 2(e), if required, based on the advice of the Company’s counsel, the Company shall prepare a supplement or post-effective amendment to a Registration Statement, the related Prospectus or any document incorporated therein by reference or file any other required document or, if necessary, renew or refile a Registration Statement prior to its expiration, so that, as thereafter delivered to the purchasers of the Registrable Securities, (A) the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; (B) such Registration Statement remains continuously effective as to the applicable Registrable Securities for its applicable Effectiveness Period; (C) the related Prospectus may be supplemented by any required prospectus supplement, and as so supplemented may be filed pursuant to Rule 424 and (D) the Prospectus will be supplemented, if necessary, to update the disclosure of the number of shares that each Holder intends to sell, reflecting prior resales in accordance with guidance of the staff of the Commission (as such guidance may be substituted for, amended or supplemented by the staff of the Commission after the date of this Agreement). Furthermore, the Company shall take such actions as are required to name such Holder as a selling Holder in a Registration Statement or any supplement thereto and to include (to the extent not theretofore included) in such Registration Statement the Registrable Securities held by such Holder.
(g)
Listing. The Company shall use its reasonable best efforts to cause all shares of Common Stock that constitute Registrable Securities covered by any Registration Statement to be listed on each securities exchange on which identical securities issued by the Company are then listed and, if not so listed, to be approved for listing on the national securities exchange on which the Company’s Common Stock is then listed.
(h)
Transfer Agent & Registrar. The Company shall provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the Effective Date of such Registration Statement.
(i)
Certificates; Cooperation. The legend on any Registrable Securities covered by this Agreement shall be removed at the Company’s sole expense and the Company shall reasonably cooperate with and assist any Holder to facilitate the transfer of such Registrable Securities to a DTC brokerage account (i) as reasonably requested by any such Holder, or (ii) if such Registrable Securities are being sold, assigned or otherwise transferred pursuant to Rule 144 under the Securities Act; provided, that in each case, the Holder of such Registrable Securities has provided or caused to be provided documentation and evidence as may reasonably be required by the Company in connection with such request. The Company shall cooperate with the applicable Holder of Registrable Securities covered by this Agreement to effect removal of the legend on such shares pursuant to this Section 3(i) as soon as reasonably practicable after the delivery of notice from such Holder, as applicable (together with any documentation required to be delivered by such Holder pursuant to the immediately preceding sentence), which may include, among other things, causing to be delivered an opinion of the Company’s counsel to the Company’s transfer agent in a form and substance reasonably satisfactory to the transfer agent. The Company shall bear all transfer agent fees and fees of the Company’s counsel associated with the removal of a legend pursuant to this Section 3(i). Additionally, in connection with any non-marketed, non-underwritten offering taking the form of a Block Trade to a financial institution, “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or institutional “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act) or other disposition of Registrable Securities by any Holder, the Company shall use its reasonable best efforts to timely furnish any information or take any actions reasonably requested by the Holders in connection with such a Block Trade, including the delivery of customary comfort letters, customary legal opinions and customary underwriter due diligence, in each case subject to receipt by the Company, its auditors and legal counsel of representation and documentation by such Persons to permit the delivery of such comfort letter and legal opinions.
(j)
CUSIPs. The Company, if necessary, shall use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the Effective Date of the applicable Registration Statement.

12

(k)
[Reserved.]
(l)
Legal Counsel. Each of Ascend, 5ECAP and BEP, individually, shall each have the right to select one legal counsel (and any additional local counsel necessary to deliver any required legal opinions), each at the Company’s expense pursuant to Section 4, to review any Registration Statement or Prospectus prepared pursuant to Section 2 or this Section 3 and to advise on other matters related to offerings conducted pursuant to this Agreement, which in each case, as applicable, will be such counsel as designated by, for counsel to each of Ascend, 5ECAP and BEP, in each of its sole discretion. The Company shall reasonably cooperate with such legal counsels’ reasonable requests in performing their obligations under this Agreement.
(m)
Blue Sky. The Company shall, prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders or Managing Underwriters, in the case of a Demand Underwritten Offering, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws (“Blue Sky”) of all jurisdictions within the United States that the selling Holders or Managing Underwriters, in the case of a Demand Underwritten Offering, request in writing be covered, to keep each such registration or qualification (or exemption therefrom) effective during the applicable Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by any Registration Statement, including in connection with a Demand Underwritten Offering; provided, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to become subject to any material tax in any such jurisdiction where it is not then so subject.
(n)
Subsequent Form S-3. If, at the time of filing of a Registration Statement, the Company is not eligible to use Form S-3 for transactions involving secondary offerings and the Company is not otherwise eligible to incorporate by reference prospectively into such Registration Statement, then at such time as the Company becomes eligible to register transactions involving secondary offerings on Form S-3, the Company may file in accordance with the procedures outlined in this Section 3, including but not limited to all required notices to the Holders, an additional Registration Statement on Form S-3 to cover resales pursuant to Rule 415 of the Registrable Securities (a “Subsequent Form S-3”), and, only when such Subsequent Form S-3 has become or been declared effective by the Commission, the Company may withdraw or terminate the original Registration Statement; provided, however, that nothing in this Section 3(n) will be interpreted to limit the Company’s obligations pursuant to Section 2(a).
(o)
Certain Covenants Relating to Underwritten Offerings. The following covenants will apply, in each case to the extent applicable, in connection with any Demand Underwritten Offering:
(i)
Underwriting Agreement and Related Matters. The Company shall (1) execute and deliver any customary underwriting agreement or other agreement or instrument reasonably requested by the Managing Underwriters for such offering; (2) use its reasonable best efforts to cause such customary legal opinions, comfort letters, “lock-up” agreements and officers’ certificates to be delivered in connection therewith; and (3) cooperate in good faith with such Managing Underwriters in connection with the disposition of Registrable Securities pursuant to such offering.
(ii)
Marketing and Roadshow Matters. The Company shall cooperate in good faith with the Managing Underwriters for such offering in connection with any marketing activities relating to such offering, including making available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Managing Underwriters.
(iii)
FINRA Matters. The Company shall cooperate and assist in any filings required to be made with FINRA in connection with such offering.
4.
Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company will be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement including, without limitation: (i) all registration and filing fees (including, without limitation, fees and expenses (A)

13

with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) related to compliance with applicable state securities or Blue Sky laws and (C) incurred in connection with the preparation or submission of any filing with FINRA); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses); (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company and counsel pursuant to Section 3(l); (v) Securities Act liability insurance, if the Company so desires such insurance; (vi) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) all of the Company’s own internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder; provided, however, that each selling Holder will pay (i) all underwriting discounts, commissions, fees and expenses and all transfer taxes with respect to the Registrable Securities sold by such selling Holder; (ii) any fees and expenses of legal counsel other than the counsel selected pursuant to Section 3(l) and (iii) all other expenses incurred by such selling Holder and incidental to the sale and delivery of the shares to be sold by such Holder.

5.
Indemnification.
(a)
Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the directors, officers, partners, members and shareholders of each Holder and each person who controls any Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors and officers of any such controlling persons, in each case to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising solely out of or based upon, in the case of a Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or in the case of any Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, except to the extent that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in a Registration Statement or Prospectus, or (2) resulted from the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective and prior to the receipt of such notice by such Holder or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the notice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.
(b)
Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, partners, members and shareholders and each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors and officers of any such controlling persons, in each case to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising solely out of or based upon, in the case of a Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or in the case of any Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in a Registration Statement or Prospectus, or (2) resulted from the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective and prior to the receipt of such notice by such Holder or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the notice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the obligation to indemnify will be several and not joint and in no event will the liability of any selling

14

Holder hereunder be greater in amount than the dollar amount of the net proceeds received by any such selling Holder upon the sale of the Registrable Securities under the applicable Registration Statement giving rise to such indemnification obligation.
(c)
Conduct of Indemnification Proceedings. For a Person (the “Indemnified Party”) to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any Person against the Indemnified Party (a “Claim”), such Indemnified Party must notify the indemnifying party (“Indemnifying Party”) in writing, and in reasonable detail, of the Claim as promptly as reasonably possible after receipt by such Indemnified Party of notice of the Claim; provided, however, that failure to give such notification on a timely basis shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually materially prejudiced as a result of such failure. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court filings and related papers) received by the Indemnified Party relating to the Claim.

If a Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges its obligation in writing to indemnify the Indemnified Party therefor, to assume at its cost the defense thereof with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party and to settle such suit, action, Claim or proceeding in its discretion with an unconditional full release of the Indemnified Party and no admission of fault, liability, culpability or a failure to act by or on behalf of the Indemnified Party. Notwithstanding any acknowledgment made pursuant to the immediately preceding sentence, the Indemnifying Party shall continue to be entitled to assert any limitation to the amount of Losses for which the Indemnifying Party is responsible pursuant to its indemnification obligations. Should the Indemnifying Party so elect to assume the defense of a Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof unless (i) the Indemnifying Party has materially failed to defend, contest or otherwise protest in a timely manner against Claims or (ii) such Indemnified Party reasonably objects to such assumption on the grounds that there are defenses available to it which are different from or in addition to the defenses available to such Indemnifying Party and, as a result, a conflict of interest exists. Subject to the limitations in the preceding sentence, if the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood, however, that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof. If the Indemnifying Party chooses to defend any Claim, the Indemnifying Party and the Indemnified Party shall cooperate in the defense or prosecution of such Claim. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information which are reasonably relevant to such Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnifying Party shall have assumed the defense of a Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Claim without the Indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld).

The obligations of the Company and the Holders under this Section 5 shall survive completion of any offering of Registrable Securities pursuant to a Registration Statement and the termination of this Agreement. The Indemnifying Party’s liability to any such Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder.

(d)
Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by

15

a party as a result of any Losses will be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 5(a) or 5(b) was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 5. Notwithstanding the provisions of this Section 5, no Holder will be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)
Other. The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
6.
Governance Rights.
(a)
BEP Board Designation Rights. (i) At any time when BEP beneficially owns (as defined under Section 13 of the Exchange Act) at least twenty-five percent (25%) of the outstanding shares of Common Stock (including any shares of Common Stock previously issued or issuable to BEP in connection with its exercise of Warrants, and otherwise without regard to any of the limitations on exercise in the Warrants), BEP shall be entitled to designate (and the Company shall be required to appoint and/or nominate for election at any annual or special meeting of shareholders (or action by written consent) for the election of directors to the Board of Directors) two (2) individuals to the Board of Directors (such individual, the “BEP Director”) and (ii) at any time when BEP beneficially owns (as defined under Section 13 of the Exchange Act) at least ten percent (10%) of the outstanding shares of Common Stock (including any shares of Common Stock previously issued or issuable to BEP in connection with its exercise of Warrants, and otherwise without regard to any of the limitations on exercise in the Warrants), BEP shall be entitled to designate (and the Company shall be required to appoint and/or nominate for election at any annual or special meeting of shareholders (or action by written consent) for the election of directors to the Board of Directors) one BEP Director, provided, however, that from the date of this Agreement to the Closing Date, BEP shall be entitled to designate (and the Company shall be required to appoint and/or nominate for election at any annual or special meeting of shareholders (or action by written consent) for the election of directors to the Board of Directors) only one (1) individual to the Board of Directors. Subject to the Company’s certificate of incorporation and bylaws and applicable law, a BEP Director may be removed at any time (with or without cause) upon the written request of BEP. In the event that a vacancy is created on the Board of Directors at any time due to the death, disability, retirement, resignation, or removal of a BEP Director, then BEP shall have the right to designate an individual to fill such vacancy and, subject to (i) the Company’s certificate of incorporation and bylaws and applicable law and (ii) completion by the Company of its customary due diligence process for director nominees (including a review of a completed questionnaire and background check), the Company shall promptly appoint such person to fill such vacancy and in any event, within no later than three (3) days of BEP’s designation; provided, that the parties shall agree in good faith to extend such date as reasonably necessary to the extent any proposed person is not qualified to serve under the rules and regulations of the Trading Market or is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (or any successor provision), and such person shall thereafter be deemed the BEP Director under this Agreement. The Company shall, if necessary, increase the size of the Board of Directors and/or cause a vacancy to be created on the Board of Directors such that the BEP Director may be so appointed. During the period a BEP Director is a director of the Board of Directors, the Company shall, at its own expense, provide to such BEP Director the same compensation and benefits as any other non-employee director of the Board of the Directors, including cash and non-cash compensation for director service and benefits under any applicable director and officer indemnification or insurance policy maintained by the Company.
(b)
NEG Board Designation Rights. (i) At any time when NEG beneficially owns (as defined under Section 13 of the Exchange Act) at least twenty-five percent (25%) of the outstanding shares of Common Stock (including any shares of Common Stock previously issued or issuable to NEG in connection with its exercise of Warrants, and otherwise without regard to any of the limitations on exercise in the Warrants), NEG shall be entitled to designate (and the Company shall be required to appoint and/or nominate for election at any annual or special

16

meeting of shareholders (or action by written consent) for the election of directors to the Board of Directors) two (2) individuals to the Board of Directors (such individual, the “NEG Director”) and (ii) at any time when NEG beneficially owns (as defined under Section 13 of the Exchange Act) at least ten percent (10%) of the outstanding shares of Common Stock (including any shares of Common Stock previously issued or issuable to NEG in connection with its exercise of Warrants, and otherwise without regard to any of the limitations on exercise in the Warrants), NEG shall be entitled to designate (and the Company shall be required to appoint and/or nominate for election at any annual or special meeting of shareholders (or action by written consent) for the election of directors to the Board of Directors) one NEG Director, provided, however, that from the date of this Agreement to the Closing Date, NEG shall be entitled to designate (and the Company shall be required to appoint and/or nominate for election at any annual or special meeting of shareholders (or action by written consent) for the election of directors to the Board of Directors) only one (1) individual to the Board of Directors. Subject to the Company’s certificate of incorporation and bylaws and applicable law, an NEG Director may be removed at any time (with or without cause) upon the written request of NEG. In the event that a vacancy is created on the Board of Directors at any time due to the death, disability, retirement, resignation, or removal of an NEG Director, then NEG shall have the right to designate an individual to fill such vacancy and, subject to (i) the Company’s certificate of incorporation and bylaws and applicable law and (ii) completion by the Company of its customary due diligence process for director nominees (including a review of a completed questionnaire and background check), the Company shall promptly appoint such person to fill such vacancy, and in any event, within no later than three (3) days of BEP’s designation; provided, that the parties shall agree in good faith to extend such date as reasonably necessary to the extent any proposed person is not qualified to serve under the rules and regulations of the Trading Market or is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (or any successor provision), and such person shall thereafter be deemed the NEG Director under this Agreement. The Company shall, if necessary, increase the size of the Board of Directors and/or cause a vacancy to be created on the Board of Directors such that the NEG Director may be so appointed. During the period an NEG Director is a director of the Board of Directors, the Company shall, at its own expense, provide to such NEG Director the same compensation and benefits as any other non-employee director of the Board of Directors, including cash and non-cash compensation for director service and benefits under any applicable director and officer indemnification or insurance policy maintained by the Company.
(c)
Exempt Transactions. The Company shall take all such steps as may be required to qualify for, and to maintain, exemption of any transaction between the Company, on the one hand, and BEP and NEG, on the other hand, and their respective Affiliates, under Rule 16b-3 under the Exchange Act. The Company shall cause the Board of Directors or any appropriate committees of “non-employee directors” (as defined in Rule 16b-3 of the Exchange Act) thereof (i) to approve or pre-approve any direct or indirect acquisitions or disposition, as applicable (including, but not limited to, by issuance, redemption or other transaction with the Company), of the Warrants or any other securities of the Company, and any other transactions, by BEP or the BEP Director, NEG or the NEG Director, or any of their respective Affiliates, for the express purpose of exempting such transactions from Section 16(b) under the Exchange Act pursuant to Rule 16b-3 thereunder, and (ii) to take any additional reasonable action requested by BEP or NEG to cause to qualify any such transactions as exempt under Rule 16b-3. By including this covenant, it is the intention of the Board of Directors that all such transactions be exempt.
(d)
Board Size. Following the Closing Date, and so long as BEP or NEG shall be entitled to designate directors under this Agreement, the number of directors on the Board of Directors shall be set at four unless otherwise approved by the Board of Directors following the Closing Date.
7.
Miscellaneous.
(a)
Notices. All notices or other communications hereunder shall be in writing and will be given by (i) personal delivery, (ii) courier or other delivery service which obtains a receipt evidencing delivery, (iii) registered or certified mail (postage prepaid and return receipt requested) or (iv) email, to such address as may be designated from time to time by the relevant party, and which will initially be:
(i)
in the case of the Company:

5E Advanced Materials, Inc.
9329 Mariposa Road, Suite 210
Hesperia, California 92344

17

Attn: Paul Weibel
Email: pweibel@5eadvancedmaterials.com

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP
650 Town Center Drive, 20th Floor
Costa Mesa, CA 92626-1925
Attention: Drew Capurro
Email: Drew.Capurro@lw.com

(ii)
in the case of the Holders, to the address set forth below each such Holder’s name on the signature page attached hereto or Schedule A hereto. All notices and other communications will be deemed to have been given (i) if delivered by the United States mail, three Business Days after mailing (five Business Days if delivered to an address outside of the United States), (ii) if delivered by a courier or other delivery service, one Business Day after dispatch (two Business Days if delivered to an address outside of the United States) and (iii) if personally delivered or sent by email, upon receipt by the recipient or its agent or employee (which, in the case of a notice sent by email, will be the time and date indicated on the transmission confirmation receipt). No objection may be made by a party to the manner of delivery of any notice actually received in writing by an authorized agent of such party.
(b)
Governing Law; Jurisdiction; Jury Trial; etc. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service will constitute good and sufficient service of process and notice thereof. Nothing contained herein will be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby.
(c)
Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby waives the defense in any action for specific performance that a remedy at law would be adequate.
(d)
Complete Agreement; Modifications. This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement may be amended, altered or modified only by a writing signed by the Company, the Holders of a majority of the Registrable Securities then outstanding and BEP, if BEP is a holder of any Registrable Securities at such time.
(e)
Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.
(f)
Third-Party Beneficiaries. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any Person not a party hereto, and no such other Person shall have any right or cause of action hereunder, except as otherwise expressly provided herein.

18

(g)
No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with the rights granted to the Holders by this Agreement.
(h)
Assignment; Successors and Assigns. Except as expressly provided in this Agreement, the rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder without the written consent of the Company; provided, however, that such rights and obligations may be assigned by a Holder to a Permitted Transferee of such Holder’s Registrable Securities; provided, that such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement. The rights and obligations of the Company under this Agreement shall not be assignable by the Company to any other Person.
(i)
Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (a) no waiver or extension of time will be effective unless expressly contained in a writing signed by the waiving party and (b) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.
(j)
Severability. The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.
(k)
Attorneys’ Fees. Should any litigation be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such proceeding will be entitled, in addition to such other relief as may be granted, to the attorneys’ fees and court costs incurred by reason of such litigation.
(l)
Opt-Out Notices. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of the proposed filing or withdrawal of any Registration Statement or Piggy-Back Transaction, or any event that would lead to a Suspension Event as contemplated by Section 2(b); provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not deliver any notice to such Holder pursuant to Section 2, and such Holder shall no longer be entitled to the rights associated with any such notice. Each Holder that has delivered an Opt-Out Notice will notify the Company in writing at least two Business Days in advance of its intended use of an effective Registration Statement. If a Suspension Notice was previously delivered (or would have been delivered but for the provisions of this Section 7(l)) and the Suspension Event remains in effect, the Company shall so notify such Holder, within one Business Day of such Holder’s notification to the Company, by delivering to such Holder a copy of such previous notice of such Suspension Event, and thereafter will provide such Holder with the related End of Suspension Notice immediately upon its availability.
(m)
Headings. The Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular Section.
(n)
Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
(o)
Corporate Opportunities. The Company, on behalf of itself and its subsidiaries, to the fullest extent permitted by applicable law, (A) acknowledges and affirms that BEP and each member of NEG, (i) has participated (directly or indirectly) and will continue to participate (directly or indirectly) in private equity, venture capital and other direct investments in corporations, joint ventures, limited liability companies and other entities (“Other Investments”), including Other Investments engaged in various aspects of businesses similar to those engaged in by the Company and its subsidiaries (and related services businesses) that may, are or will be competitive with the Company’s or any of its subsidiaries’ businesses or that could be suitable for the Company’s or any of its subsidiaries’ interests, (ii) does business with clients, customers, vendors or lessors of any of the Company or its Affiliates or any other Person with which any of the Company or its Affiliates has a business relationship, (iii) has interests in, participates with, aids and maintains seats on the board of directors or similar governing bodies of, or serves as officers of, Other Investments, (iv) may develop or become aware of business opportunities for Other Investments, and (v) may or will, as a result of or arising from the matters referenced in this Section 7(o), the nature of BEP’s and NEG’s

19

businesses and other factors, have conflicts of interest or potential conflicts of interest, (B) hereby renounces and disclaims any interest or expectancy in any business opportunity (including any Other Investments or any other opportunities that may arise in connection with the circumstances described in the foregoing clauses (A)(i) through (A)(v) (each, a “Renounced Business Opportunity”)), and (C) acknowledges and affirms that no member of BEP or NEG or their respective Affiliates, including for the avoidance of doubt, any BEP Director or NEG Director, shall have any obligation to communicate or offer any Renounced Business Opportunity to the Company or any of its subsidiaries, and any member of BEP or NEG may pursue a Renounced Business Opportunity. The Company agrees that in the event that BEP, NEG, their respective Affiliates, or any member thereof, or any of their respective officers, directors, employees, partners and agents thereof acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both (1) any member of BEP or NEG or their respective Affiliates and (2) the Company or its subsidiaries, a member of BEP or NEG or their respective Affiliates (or such director, officer, employee, partner or agent) shall not have any duty to offer or communicate information regarding such corporate opportunity to the Company or its subsidiaries unless such opportunity was learned, discovered or sourced solely in the course of such Person acting in such Person’s capacity as a director of the Company Notwithstanding anything to the contrary in the foregoing, the Company shall not be prohibited from pursuing any Renounced Business Opportunity as a result of this Section 7(o).
(p)
Conflicts. This Agreement supersedes all prior understandings, whether written or oral, among the parties hereto with respect to A&R RRA, and sets forth the entire understanding of the parties hereto with respect thereto.

[Remainder of Page Intentionally Left Blank, Signature Pages to Follow]

20

IN WITNESS WHEREOF, the parties have executed this Fourth Amended and Restated Investor and Registration Rights Agreement as of the date first written above.

5E ADVANCED MATERIALS, INC.

By:	/s/ Paul Weibel
Name:	Paul Weibel
Title:	Chief Executive Officer

[Signature Page to Fourth Amended and Restated Investor and Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fourth Amended and Restated Investor and Registration Rights Agreement as of the date first written above.

holder:

BEP SPECIAL SITUATIONS IV LLC

By:	/s/ Jonathan Siegler
Name:	Jonathan Siegler
Title:	Managing Director and Chief Financial Officer

Holder Address for Notice:

BEP Special Situations IV LLC
300 Crescent Court, Suite 1860

Dallas, TX 75201

With a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street

Houston, Texas 77002

Attn: Julian J. Seiguer, P.C.

         Billy Vranish

Email: julian.seiguer@kirkland.com

           billy.vranish@kirkland.com

[Signature Page to Fourth Amended and Restated Investor and Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fourth Amended and Restated Investor and Registration Rights Agreement as of the date first written above.

holder:

Ascend Global Investment Fund SPC FOR AND ON BEHALF OF STRATEGIC SP

By:	/s/ Mulyadi Tjandra
Name:	Mulyadi Tjandra
Title:	Director

Holder Address for Notice:

Ascend Global Investment Fund SPC for and on behalf of Strategic SP

1 Kim Seng Promenade

#10-01 East Tower

Great World City

Singapore 237994

Attention: Mulyadi Tjandra; Michelle Tanuwidjaja

E-Mail: muljadi.tjandra@ascendcapitals.com; michelle.tanuwidjaja@ascendcapitals.com

With a copy (which shall not constitute notice) to: Mehigan LLP 30 Cecil Street #24-01 Prudential Tower Singapore 047912 Attention: bmehigan@mehiganllp.com / dko@mehiganllp.com

[Signature Page to Fourth Amended and Restated Investor and Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fourth Amended and Restated Investor and Registration Rights Agreement as of the date first written above.

holder:

MERIDIAN INVESTMENTS CORPORATION

By:	/s/ Mulyadi Tjandra
Name:	Mulyadi Tjandra
Title:	Director

Holder Address for Notice:

Ascend Global Investment Fund SPC for and on behalf of Strategic SP

1 Kim Seng Promenade

#10-01 East Tower

Great World City

Singapore 237994

Attention: Mulyadi Tjandra; Michelle Tanuwidjaja

E-mail: muljadi.tjandra@ascendcapitals.com; michelle.tanuwidjaja@ascendcapitals.com

With a copy (which shall not constitute notice) to:

Mehigan LLP

30 Cecil Street

#24-01 Prudential Tower

Singapore 047912

Attention: Bertie Mehigan / Darinne Ko

E-mail: bmehigan@mehiganllp.com / dko@mehiganllp.com

[Signature Page to Fourth Amended and Restated Investor and Registration Rights Agreement]

SCHEDULE A

ADDITIONAL HOLDERS

Holder	Address	Copy for notice (which shall not constitute notice)
5ECAP, LLC	c/o Empire Capital Management, LLC 6724 Perimeter Loop Road, S 145 Dublin, OH 43017 Attention: David J. Richards and Ken Leachman Email: djr@empirecapmgt.com, kleachman@empirecapmgt.com	Adam P. Richards, Esq. Cooper & Elliott, LLC 305 W Nationwide Blvd Columbus, OH 43215 E-mail: adamr@cooperelliott.com

EXHIBIT H

New Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

5E Advanced Materials, Inc.

Warrant Shares: [_______]

Issue Date: [●], 2025

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Issue Date and on or prior to 5:00 p.m. (New York City time) on [●], 2026 (the “Termination Date”)1 but not thereafter, to subscribe for and purchase from 5E Advanced Materials, Inc., a Delaware corporation (the “Company”), up to ______ shares (as subject to adjustment hereunder, the “Warrant Shares”) of the Company’s common stock (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Subscription Agreement (the “Subscription Agreement”), dated January 14, 2025, among the Company and the subscribers signatory thereto.

Section 2. Exercise.

a)
Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Issue Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form attached hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) one Trading Day on which the Principal Market is open for trading (a “Trading Day”) and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank, unless the cashless

1 Note to Draft: To be one year after the Issue Date.

exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation as soon as reasonably practicable of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.
b)
Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $[  ] per share (the “Exercise Price”)2.
c)
Cashless Exercise. If at the time of any exercise occurring more than 30 days after the Issue Date there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening, or during and prior to the close, of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, or (ii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

2 NTD: To be the lower of (i) $0.2920 per share (as adjusted for any stock split or similar action prior to the issuance of the Warrant) or (ii) the VWAP in respect of the five consecutive trading days ending upon the close of trading of the primary trading session on the Nasdaq Stock Market LLC or other nationally-recognized exchange on the date immediately following the date of the Exchange.

2

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(C) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c), except to the extent required by applicable law. “VWAP” means, for any period of determination, as reported by Bloomberg Financial Markets (or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation mutually and reasonably agreed upon by the parties in writing) the volume weighted average trading price per share of Common Stock at which the shares of Common Stock have traded as set forth on the on the Principal Market for the period (calculated by dividing the aggregate trading price of all shares of Common Stock sold during the period by the aggregate number of shares of Common Stock sold during the period) expressed in U.S. Dollars.

d)
Mechanics of Exercise.
i.
Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Company’s transfer agent (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and provided that the Holder provides information and makes representations reasonably requested by the Company in connection with such transfer, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) one Trading Day after the delivery to the Company of the Notice of Exercise and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) one Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by

3

the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable and the Common Stock is listed on the Principal Market. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days (including no Trading Days if the settlement date is the trade date), on the Company’s Principal Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.
ii.
Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.
iii.
Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.
iv.
Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and

4

equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
v.
No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.
vi.
Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto as Exhibit B duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.
vii.
Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

5

e) Holder’s Exercise Limitations. By written notice to the Company, a Holder may elect for the beneficial ownership limitation set forth in this Section 2(e) to apply to it. If such election is made, the Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock (including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalent”)) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of this Warrant that are not in compliance with the Beneficial Ownership Limitation, provided that this limitation of liability shall not apply if the Holder has detrimentally relied on outstanding share information provided by the Company. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations

6

promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Securities and Exchange Commission (the “Commission”), as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. By written notice to the Company, a Holder may from time to time increase or decrease the Beneficial Ownership Limitation applicable to it to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a)
Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding

7

immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.
b)
Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalent or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
c)
Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time,

8

if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
d)
Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (or any Subsidiary), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of greater than 50% of the outstanding Common Stock or greater than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires greater than 50% of the outstanding shares of Common Stock or greater than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as

9

defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Successor Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of five Business Days following the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the Subscription Agreement (the “Transaction Documents”) in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such

10

shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3(d) regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Issue Date.
e)
[Reserved.]
f)
Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.
g)
Notice to Holder.
i.
Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.
ii.
Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into

11

other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least five (5) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.
h)
Voluntary Adjustment By Company. Subject to the rules and regulations of the Principal Market, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors.

Section 4. Transfer of Warrant.

a)
Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder

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has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.
b)
New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.
c)
Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
d)
Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 9 of the Subscription Agreement.
e)
Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a)
No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash

13

payments pursuant to Section 2(d)(i) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.
b)
Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.
c)
Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.
d)
Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise

14

immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)
Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Subscription Agreement.
f)
Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.
g)
Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Subscription Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.
h)
Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Subscription Agreement.
i)
Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
j)
Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be

15

adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.
k)
Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.
l)
Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.
m)
Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.
n)
Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

5E ADVANCED MATERIALS, INC.

By:
Name:
Title:

EXHIBIT A

NOTICE OF EXERCISE

To: 5E Advanced Materials, Inc.

(1)
The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
(2)
Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)
Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Date: _________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.
Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
Address:

Phone Number:
Email Address:
Dated:

Holder’s Signature:
Holder’s Address:

EXHIBIT I

Exchange Agreement

Exchange Agreement

dated as of January 14, 2025

by and among

5E Advanced Materials, Inc.

BEP SPECIAL SITUATIONS IV LLC

ASCEND GLOBAL INVESTMENT FUND SPC

and

MERIDIAN INVESTMENTS CORPORATION

EXCHANGE Agreement

This Exchange Agreement (this “Agreement”) is dated as of January 14, 2025, between 5E Advanced Materials, Inc. a company incorporated under the Laws of Delaware (the “Company”), and BEP Special Situations IV LLC (“BEP”), Ascend Global Investment Fund SPC (“Ascend”), and Meridian Investments Corporation (“Meridian”, and collectively with Ascend and BEP, the “Existing Noteholders”).

Whereas, the Company, the guarantors from time to time party thereto, the Existing Noteholders and Alter Domus (US) LLC, as collateral agent, are parties to that certain Amended and Restated Note Purchase Agreement dated as of January 18, 2024 (as amended, supplemented, or otherwise modified on or prior to the date hereof, the “A&R NPA”; and the convertible notes issued by the Company pursuant to the A&R NPA, the “Convertible Notes”); and

WHEREAS, the Company and the Existing Noteholders entered into that certain Restructuring Support Agreement (the “RSA”), dated January 14, 2025, pursuant to which the Company and Existing Noteholders agreed that, upon approval by the Company’s shareholders (such approval, the “Shareholder Approval”), the Company and the Existing Noteholders shall effect a debt for equity exchange pursuant to which the Convertible Notes of the Existing Noteholders would be exchanged for newly issued shares of common stock of the Company representing (the “Exchange”).

Now, therefore, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Existing Noteholder hereby agree to document the Exchange as follows:

Article I.

Definitions
1.1
Definitions. As used in this Agreement, the following terms have the meanings set forth in this Section 1.1. All other capitalized terms used and not otherwise defined herein shall have the meaning given to such terms in the RSA.

“Affiliates” shall mean any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to each Existing Noteholder, any investment fund or managed account that is managed and/or advised on a discretionary basis by the same investment manager or beneficial owner as each Existing Noteholder will be deemed to be an Affiliate of such Existing Noteholder. As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other ownership interest, by contract, or otherwise.

“Agreement” has the meaning ascribed to such term in the preamble.

“Board of Directors” means the board of directors of the Company.

“Capitalization Date” has the meaning ascribed to such term in Section 3.1(g).

“Closing” means the closing of the issuance of the Exchanged Shares pursuant to Section 2.1.

“Closing Date” means the date on which the Closing actually occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commission” means the United States Securities and Exchange Commission.

“Common Shares” means the Exchanged Shares.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” has the meaning ascribed to such term in the preamble.

“Company SEC Documents” has the meaning ascribed to such term in Section 3.1(h).

“Company Stock Awards” has the meaning ascribed to such term in Section 3.1(g).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchanged Shares” has the meaning ascribed to such term in Section 2.1(a).

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“GAAP” means United States generally accepted accounting principles applied on a consistent basis during the periods involved.

“Governmental Entity” means any court, administrative agency or commission or other governmental or arbitral body or authority or instrumentality, whether federal, state, local or foreign, and any applicable industry self-regulatory organization.

“Knowledge of the Company” means the actual knowledge of one or more executive officers of the Company.

“Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, order, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

“Lien” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

2

“Material Adverse Effect” with respect to any event, occurrence or condition, (a) a material adverse effect on the legality, validity or enforceability of this Agreement or the transactions contemplated by this Agreement, (b) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (c) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (other than as arising from, or relating to, the failure by the Existing Noteholders or their respective Affiliates to perform their obligations under this Agreement); provided, however, that the determination of whether, there has been or will be a Material Adverse Effect shall not include any event, circumstance, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) any change, or proposed change in, or change in the interpretation of, any Law or accounting rules, including GAAP; (ii) events or conditions generally affecting the industries or geographic areas in which the Company operates; (iii) general economic, financial, credit, or political conditions, including changes in the credit, debt, securities, financial markets in general; (iv) any geopolitical conditions, outbreak of hostilities, civil unrest or similar disorder, acts of war (whether or not declared), sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, any other natural or man-made disaster or acts of God, weather conditions, epidemics, pandemics and other force majeure events (including any escalation or general worsening thereof); (v) general changes in the price of the Common Stock or other securities; (vi) any actions required or permitted by the A&R NPA, the RSA and transactions contemplated thereby, or any action taken, any failure to take action or such other changes or events, in each case, which the Company has consented to in writing, and any effect resulting therefrom; (vii) delay or failure in obtaining, or revocation of, franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority (including without limitation any delay or failure with respect to any authorization or modification to any permit with the US Environmental Protection Agency); (viii) any failure by the Company to meet any internal or published projections, forecasts, guidance, estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position; (ix) any effect attributable to the announcement or execution, pendency, negotiation or consummation of the RSA and the transactions contemplated thereby; or (x) any matters, facts, or disclosures set forth in the Company SEC Documents.

“Material Agreement” is any license, agreement or other contractual arrangement required to be disclosed (including amendments thereto) under regulations promulgated under the Securities Act or the Exchange Act, as may be amended; provided, however, that “Material Agreements” shall exclude all real estate leases and all employee or director compensation agreements, arrangements or plans, or any amendments thereto.

“Money Laundering Laws” has the meaning ascribed to such term in Section 3.1(y).

“Payoff Letter” means that certain Payoff Letter, to be dated as of the Closing Date, by Alter Domus (US) LLC, as collateral agent, acknowledged and agreed by the Company and the Existing Noteholders, in substantially the form of Exhibit A attached hereto.

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“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Registration Rights Agreement” means the Fourth Amended and Restated Investor and Registration Rights Agreement to be entered on the Closing Date by the Company and the Existing Noteholders.

“Representatives” means, with respect to a specified Person, the investors, officers, directors, managers, employees, agents, advisors, counsel, accountants, investment bankers and other representatives of such Person.

“Responsible Officer” shall mean any of the President, Chief Executive Officer, Treasurer or Chief Financial Officer of the Company acting alone.

“Required Approvals” has the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Exchanged Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Subscription Agreement” means the Subscription Agreement, dated as of January 14, 2025, by and among the Company and the Existing Noteholders.

“Subsidiary” is, with respect to any Person, any Person of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person or through one or more intermediaries.

“Tax” means any federal, state, local, or non-U.S. income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto.

“Tax Return” means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market (or any successors to any of the foregoing).

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“Transaction Documents” means this Agreement, the Registration Rights Agreement and the Payoff Letter, in each case including all exhibits and schedules thereto and hereto.

Article II.

Issue of exchanged shares; CLOSING
2.1
Issue of Exchanged Shares.
(a)
On the Closing Date, on the terms and subject to the conditions set forth herein and as consideration for the termination of the A&R NPA and the satisfaction in full, in lieu of the repayment in full in cash, of the Payoff Amount (as defined in the Payoff Letter), the Company will issue to the Existing Noteholders an aggregate of 312,490,076 shares of Common Stock (the “Exchanged Shares”), with each Existing Noteholder receiving such number of the Exchanged Shares as set forth opposite such Existing Noteholders name on Schedule I hereto.
2.2
Deliveries.
(a)
On the Closing Date, the Company shall deliver or cause to be delivered to each Existing Noteholder the following:
(i)
evidence of the number of shares of the Exchanged Shares issued to such Existing Noteholder having been issued in book-entry form to such Existing Noteholder;
(ii)
the Payoff Letter duly executed by the Company and the other parties thereto;
(iii)
evidence that the Exchanged Shares have been approved, subject to official notice of issuance, for listing on the Trading Market;
(iv)
a certificate of the Company’s Secretary or another authorized officer of the Company, dated as of the Closing Date, certifying (A) the Company’s Certificate of Incorporation and bylaws, as then in effect and attached thereto, (B) the resolutions adopted by the Board of Directors authorizing the transactions contemplated hereby and (C) as to the signatures and authority of the Persons signing the Transaction Documents and related documents on behalf of the Company;
(v)
a certificate of the Company signed on behalf of the Company by an executive officer and dated as of the Closing Date, certifying that the conditions in Section 2.4(a) (other than clause (vi) thereof) have been satisfied; and
(vi)
evidence that the Payoff Amount (as defined in the Payoff Letter) has been received by the applicable parties to which such amount is owed.

5

(b)
On the Closing Date, each Existing Noteholder shall deliver or cause to be delivered to the Company the following:
(i)
the Registration Rights Agreement duly executed by such Existing Noteholders; and
(ii)
the Payoff Letter duly acknowledged and countersigned by such Existing Noteholders.
2.3
Closing. The Closing shall occur by the first Business Day that is on or following the satisfaction or waiver of the conditions set forth in Section 2.4 (other than those conditions that, by their terms, are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver thereof) at the offices of Kirkland & Ellis LLP, 609 Main Street, Houston, Texas 77002 or such other location (or remotely by electronic exchange of documentation) as the parties may mutually agree.
2.4
Closing Conditions.
(a)
Existing Noteholders Closing Conditions. The obligations of the Existing Noteholders to effect the Closing are also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by Existing Noteholders whose aggregate Exchanged Shares represent a majority of the aggregate Exchanged Shares of all Existing Noteholders at or prior to the Closing of the following conditions:
(i)
the representations and warranties of the Company set forth in Sections 3.1(b)(i), 3.1(c) and 3.1(d) shall be true and correct as of the Closing Date, and the representations and warranties of the Company set forth Section 3.1(d)(ii) shall be true and correct except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
(ii)
there shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority, Law, statute, rule or regulation enjoining or prohibiting the consummation of the transactions contemplated by this Agreement;
(iii)
the Company shall have performed and complied with, in all material respects, its obligations, covenants and agreements required to be performed by it pursuant to this Agreement at or prior to the Closing;
(iv)
the Company shall have delivered to the Existing Noteholders all deliverables required to be delivered by the Company pursuant to Section 2.2(a);
(v)
the Shareholder Approval shall have been obtained; and
(vi)
no notice of delinquency or delisting from the Trading Market shall have been received by the Company with respect to the Common Stock.
(b)
Company Closing Conditions. The obligations of the Company to effect the Closing with respect to the transactions with an Existing Noteholder are also subject to

6

the satisfaction or, to the extent permitted by applicable Law, waiver by the Company at or prior to the Closing of the following conditions:
(i)
there shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority, Law, statute, rule or regulation enjoining or prohibiting the consummation of the transactions contemplated by this Agreement; and
(ii)
the Shareholder Approval shall have been obtained.
Article III.

Representations and Warranties
3.1
Representations and Warranties of the Company. The Company hereby represents and warrants to each Existing Noteholder, as of the date hereof and as of the Closing Date, that, except as disclosed in the Company SEC Documents filed with or furnished to the Commission and publicly available prior to the date of this Agreement (excluding any risk factor disclosure and disclosure of risks included in any “forward-looking statements” disclaimer or other statements included in such Company SEC Documents to the extent that they are predictive, forward-looking or primarily cautionary in nature, in each case other than any specific factual information contained therein, and excluding any supplement, modification or amendment thereto made after the date hereof):
(a)
Subsidiaries. All of the issued ownership interests of each of the Subsidiaries of the Company are duly authorized and validly issued, fully paid, nonassessable, and directly owned by the Company or its applicable Subsidiary and are free and clear of all Liens (other than Permitted Liens (as defined in the A&R NPA)) and not subject to any preemptive rights, rights of first refusal, option, warrant, call, subscription, and similar rights, other than as required by law. None of the Company’s Subsidiaries are currently prohibited, directly or indirectly, from paying any dividends or distributions to the Company, from making any other distribution on such Subsidiary’s capital stock or other equity securities, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except for (i) such prohibitions under applicable Law, applicable organizational or charter documents or the A&R NPA, (ii) restrictions on the subletting, assignment or transfer of any property, right or asset that is subject to a lease, license or similar contract, or the assignment or transfer of any such lease, license or other similar contract and (iii) other restrictions incurred in the ordinary course of business under agreements or instruments not relating to indebtedness of the Company or any of its Subsidiaries.
(b)
Organization and Qualification. (i) The Company and each of its Subsidiaries is duly existing and in good standing in its jurisdictions of organization or formation. (ii) The Company and each of its Subsidiaries is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its businesses

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or its ownership of property requires that it be so qualified except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
(c)
Authorization; Enforcement. Other than the Shareholder Approval, this Agreement has been duly authorized by the Company and, upon the consummation of the transactions contemplated by this Agreement, shall constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with the terms of this Agreement, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(d)
No Conflicts. The execution, delivery and performance by the Company of this Agreement has been duly authorized, and does not (i) conflict with the organizational documents of the Company or its Subsidiaries, (ii) contravene, conflict with, constitute a default under or violate any material requirement of Law applicable thereto, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Entity by which the Company and its Subsidiaries, or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or governmental approval from, any Governmental Entity (except such governmental approvals which have already been obtained and are in full force and effect), or (v) constitute an event of default or material breach under any Material Agreement to which the Company or any of its Subsidiaries, or any of their respective properties, is bound.
(e)
Filings, Consents and Approvals. Assuming the due execution and delivery of the Payoff Letter by the parties thereto, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Entity or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) as may be required to be made with the Commission, (ii) as contemplated by Sections 4.3, 4.5, and 4.6; (iii) as contemplated by the Registration Rights Agreement; (iv) as required in connection with the listing of the Common Shares on the Trading Market; and (v) as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (collectively, the “Required Approvals”).
(f)
Issuance of the Securities. The Exchanged Shares will be, when issued and delivered against payment therefor as provided herein, duly and validly authorized and issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights.
(g)
Capitalization. As of the date hereof, the Company’s authorized shares of capital stock consists of 360,000,000 shares of Common Stock and 20,000,000 shares of preferred stock. As of the close of business on January 9, 2025 (the “Capitalization Date”), (i) 68,890,725 shares of the Common Stock were issued and outstanding, (ii) 2,891,665 shares of the Common Stock were reserved for issuance upon the exercise of stock options outstanding on such date and 902,110 shares of the Common Stock were reserved for

8

issuance upon the exercise or payment of stock units (including deferred stock units, performance share units, restricted stock and restricted stock units) or other equity-based incentive awards granted pursuant to any plans, agreements or arrangements of the Company and outstanding on such date (collectively, the “Company Stock Awards”), and (iii) 10,666,666 shares of the Common Stock were reserved for issuance upon the exercise of outstanding warrants. Since the Capitalization Date, the Company has not sold or issued or repurchased, redeemed or otherwise acquired any shares of the Company’s capital stock or other equity securities other than shares of the Common Stock issued in respect of the exercise of Company Stock Awards or outstanding warrants in the ordinary course of business or pursuant to the A&R NPA. Except as contemplated by the Transaction Documents, the A&R NPA, the Subscription Agreement and as set forth in this Section 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of the Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of the Common Stock or Common Stock Equivalents. The issuance of the Exchanged Shares pursuant to this Agreement will not obligate the Company to issue shares of the Common Stock or other securities to any Person (other than the Existing Noteholders) or result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all federal and state securities Laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as provided in the Transaction Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Knowledge of the Company, between or among any of the Company’s stockholders.
(h)
Company SEC Documents; Financial Statements.
(i)
Except for the Company’s Form 10-K/A filed with the Commission on October 31, 2022, all forms, registration statements, reports, schedules and statements filed or required to be filed by the Company under the Exchange Act or the Securities Act (all such documents, including the exhibits thereto, collectively the “Company SEC Documents”) have been filed with the Commission on a timely basis. The Company SEC Documents, including, without limitation, any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Company Financial Statements”), at the time filed (or in the case of registration statements, solely on the dates of effectiveness) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) complied as to form in all material respects with the applicable requirements of the Exchange Act and/or the Securities Act, as the case may be, (iii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, (iv) with respect to the

9

Company Financial Statements, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Regulation S-X), and (v) with respect to the Company Financial Statements, fairly present (subject in the case of unaudited statements to normal and recurring audit adjustments) in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. PricewaterhouseCoopers LLP is an independent registered public accounting firm with respect to the Company and has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
(ii)
The Company has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s outside auditors and the audit committee of the Board of Directors (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
(i)
Material Changes; Undisclosed Events, Liabilities or Developments. All consolidated financial statements for the Company and its consolidated Subsidiaries, filed by it with the Commission fairly present, in conformity with GAAP, and in all material respects the consolidated financial condition of the Company and its consolidated Subsidiaries, and the consolidated results of operations of the Company and its consolidated Subsidiaries as of and for the dates presented. Since June 30, 2024, there has not been any Material Adverse Effect.
(j)
Litigation. There are no actions, suits, investigations, or proceedings pending or, to the Knowledge of the Responsible Officers, threatened in writing by or against the Company or any of its Subsidiaries involving more than $1,000,000.
(k)
Compliance. Neither the Company nor any of its Subsidiaries is in default or material breach under any Material Agreement to which it is a party or by which it or any of its assets is bound in which such default could reasonably be expected to have a Material Adverse Effect.
(l)
Sarbanes-Oxley. The Company, the Subsidiaries and the Company’s officers and directors (in their capacity as such) are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof.
(m)
Regulatory Permits. Except as would not reasonably be expected to have a Material Adverse Effect, (i) the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Governmental Entity necessary to conduct their respective businesses as described in the Company SEC Documents and have

10

fulfilled and performed all of their respective obligations with respect to such certificates, authorizations and permits and (ii) no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other impairment of the rights of the holder of such certificates, authorizations and permits.
(n)
Title to Assets. Each of the Company and its Subsidiaries has good and marketable title to, or valid leasehold interest in, all of its real and personal property material to the operation of its business (including for the avoidance of doubt, all surface properties and associated mineral rights for the Fort Cady Borate Project), free and clear of Liens prohibited by this Agreement. All Inventory and Equipment is in all material respects of good and marketable quality, free from material defects.
(o)
Related Party Transactions. Since December 31, 2024, neither the Company nor any of its Subsidiaries has entered into (i) any transaction required to be disclosed in Company SEC Documents prior to the date hereof pursuant to Item 404 of Regulation S-K promulgated by the Commission that has not been so disclosed or (ii) any related party transaction subject to the Company’s related party transactions policy that has not been approved in accordance with such policy.
(p)
Private Placement. Assuming the accuracy of the representations and warranties of each Existing Noteholder contained in Section 3.2 of this Agreement, no registration under the Securities Act is required for the issue of the Exchanged Shares by the Company to the Existing Noteholders as contemplated hereby. The issuance of the Exchanged Shares hereunder does not contravene the rules and regulations of the Trading Market.
(q)
Investment Company. Neither the Company nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended.
(r)
No Suspension of Trading in or Delisting of Common Stock. The Common Stock is quoted for trading on the Trading Market. Except as disclosed in any Company SEC Document, the Company is not aware of any circumstances affecting the continued quotation of the Common Stock on the Trading Market and, has not received any written notice threatening the continued quotation of the Common Stock on the Trading Market.
(s)
Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Existing Noteholders as a result of the Existing Noteholders and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Securities and the Existing Noteholders’ ownership of the Securities.
(t)
No Integrated Offering. Neither the Company nor any of its Subsidiaries or any of their affiliates (as defined in Rule 501(b) of Regulation D) or any person or entity acting on its or their behalf has, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act),

11

that is or will be integrated with the sale of the Securities in a manner that would require registration of the Subscription Securities under the Securities Act.
(u)
Tax Status. The Company and each of its Subsidiaries have timely filed all required material tax returns and reports (or extensions thereof), and the Company and each of its Subsidiaries, have timely paid all material foreign, federal, state, and local Taxes, assessments, deposits and contributions owed by the Company and such Subsidiaries in an amount greater than $200,000, in all jurisdictions in which the Company or any such Subsidiary is subject to Taxes, including the United States and Australia, unless such Taxes are being contested in accordance with the next sentence. The Company and each of its Subsidiaries, may defer payment of any contested Taxes, provided that the Company or such Subsidiary (i) in good faith contests its obligation to pay the Taxes by appropriate proceedings promptly and diligently instituted and conducted; (ii) maintains adequate reserves or other appropriate provisions on its books in accordance with GAAP. Neither the Company nor any of its Subsidiaries is aware of any claims or adjustments proposed for any of the Company’s or such Subsidiary’s, prior Tax years which could result in additional Taxes in an amount greater than $200,000 becoming due and payable by the Company or its Subsidiaries.
(v)
Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the Knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law; or (iv) violated in any material respect any provision of FCPA.
(w)
Regulation M Compliance. The Company has not, and to the Knowledge of the Company, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, or (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of any of the Securities.
(x)
Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.
(y)
Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any

12

arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company or any Subsidiary, threatened.

Except for the representations and warranties made by the Company in this Section 3.1, neither the Company nor any other Person makes any express or implied representation or warranty with respect to the Company or any Subsidiaries or their respective businesses, operations, assets liabilities, condition or prospects, and the Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither the Company nor any other Person makes or has made any representation or warranty to the Existing Noteholders, or any of their respective Affiliates or representatives with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to the Company or any of its Subsidiaries or their respective business, or (ii) except for the representations and warranties made by the Company in this Section 3.1 and the certificate delivered pursuant to Section 2.2(a)(xi), any oral or written information presented to the Existing Noteholders, or any of their respective Affiliates or representatives, in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the transactions contemplated hereby. Notwithstanding anything to the contrary herein, nothing in this Agreement shall limit the right of the Existing Noteholders to rely on the representations, warranties, covenants and agreements made to the Existing Noteholders expressly set forth in the Transaction Documents or in any certificate delivered hereunder or thereunder.

3.2
Representations and Warranties of the Existing Noteholders. Each Existing Noteholder, severally and not jointly, hereby represents and warrants to the Company, as of the date hereof and as of the Closing Date, that:
(a)
Status. It is an entity duly organized, validly existing and in good standing under the laws of its state of formation or incorporation, as applicable, and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated by this Agreement and thereby have been duly authorized and require no other proceedings on its part. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments on behalf of the Existing Noteholder or its shareholders. This Agreement has been duly executed and delivered by the Existing Noteholder and, assuming the execution and delivery hereof and acceptance thereof by other parties, will constitute the legal, valid and binding obligations of the Subscriber, enforceable against it in accordance with its terms.
(b)
Nature of Existing Noteholder.
(i)
The Existing Noteholder is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D. The Existing Noteholder is acquiring the Exchanged Shares for its own account and not with a view to any resale or distribution thereof. The Existing Noteholder agrees to furnish any additional information requested by the Company or any of its Affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the acquisition of the Exchanged Shares.

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(ii)
The Existing Noteholder (A) is a sophisticated investor with the knowledge and experience in business and financial matters to enable such Existing Noteholder to independently evaluate the merits and risks, both in general and with regard to all transactions and investment strategies involving a security or securities and (B) has exercised independent judgment in evaluating its participation in transactions contemplated by this Agreement. Further, the Existing Noteholder is able to bear the economic risk and lack of liquidity of an investment in the Company and the risk of loss of its entire investment in the Company.
(iii)
The Existing Noteholder or its representatives have been furnished with materials relating to the business, finances and operations of the Company and relating to the offer of the Exchanged Shares, as applicable, that have been requested by such Existing Noteholder. The Existing Noteholder or its representatives has been afforded the opportunity to ask questions of the Company or its representatives. Neither such inquiries nor any other due diligence investigations conducted at any time by the Existing Noteholder or its representatives shall modify, amend or affect such Existing Noteholder’s right (A) to rely on the Company’s representations and warranties contained in Section 3.1 above or (B) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. The Existing Noteholder understands and acknowledges that its acquisition of the Exchanged Shares involves a high degree of risk and uncertainty. The Existing Noteholder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Exchanged Shares. The Existing Noteholder acknowledges that this Agreement is the result of arm’s-length negotiations between the Company and such Existing Noteholder.
(c)
No Public Offering. The Existing Noteholder understands that the Exchanged Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the offer of the Exchanged Shares has not been registered under the Securities Act. The Existing Noteholder understands that the Exchanged Shares may not be resold, transferred, pledged or otherwise disposed of by such Existing Noteholder absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any book entries representing such Exchanged Shares shall contain a legend to such effect. The Existing Noteholder understands and agrees that the Exchanged Shares will be subject to the foregoing transfer restrictions and, as a result, such Existing Noteholder may not be able to readily resell its Exchanged Shares and may be required to bear the financial risk of an investment in such Exchanged Shares for an indefinite period of time. The Existing Noteholder understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of its Exchanged Shares.

14

(d)
Reliance Upon such Existing Noteholder’s Representations and Warranties. The Existing Noteholder understands and acknowledges that the Exchanged Shares are being offered in reliance on a transactional exemption from the registration requirements of federal and state securities laws, and that the Company is relying in part upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Existing Noteholder set forth in this Agreement in (i) concluding that the issuance of the Exchanged Shares is a “private offering” and, as such, is exempt from the registration requirements of the Securities Act, and (ii) determining the applicability of such exemptions and the suitability of such Existing Noteholder to acquire the Exchanged Shares.
(e)
Sanctions. The Existing Noteholder is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively, “OFAC Lists”), (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, one or more persons that are named on the OFAC Lists; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (each, a “Prohibited Investor”). The Existing Noteholder agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that such Existing Noteholder is permitted to do so under applicable law. The Existing Noteholder represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), such Existing Noteholder maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Existing Noteholder also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC Lists. The Existing Noteholder further represents and warrants that, to the extent required by applicable law, such Existing Noteholder maintains policies and procedures reasonably designed to ensure that any funds held by such Existing Noteholder and used to purchase the Exchanged Shares, as applicable, were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.
Article IV.

Other Agreements of the Parties
4.1
Filings; Other Actions. Following the execution of this Agreement, the Existing Noteholders, on the one hand, and the Company, on the other hand, will cooperate and consult with the other and use commercially reasonable efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents,

15

and to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and Governmental Entities, and the expiration or termination of any applicable waiting period, necessary or advisable to consummate the transactions contemplated by this Agreement, and to perform the covenants contemplated by this Agreement. Each party shall execute and deliver such further certificates, agreements and other documents and take such other actions as the other parties may reasonably request to consummate or implement such transactions or to evidence such events or matters. Each party hereto agrees to keep the other party apprised of the status of matters referred to in this Section 4.1. The Existing Noteholders shall promptly furnish the Company, and the Company shall promptly furnish the Existing Noteholders, to the extent permitted by applicable Law, with copies of written communications received by it or its Subsidiaries from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated by this Agreement.
4.2
Integration. The Company shall not sell, offer for sale or solicit offers to buy any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Exchanged Shares in a manner that would require the registration under the Securities Act of the sale of the Exchanged Shares or that would be integrated with the offer or sale of the Exchanged Shares for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.
4.3
Publicity. The Company and each Existing Noteholder shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Existing Noteholder shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Existing Noteholder, or without the prior consent of each Existing Noteholder, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by Law; provided, that no party shall be required to seek the consent of any other party to this Agreement to disclose information with respect to the transactions contemplated hereby that has previously been publicly disclosed in accordance with this Section 5.5.
4.4
Stockholder Rights Plan. No claim shall be made or enforced by the Company or, with the consent of the Company, any other Person, that any Existing Noteholder is an “acquiring person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Existing Noteholder could be deemed to trigger the provisions of any such plan or arrangement, in each case, solely by virtue of receiving Securities under the Transaction Documents.
4.5
Reservation and Listing of Securities. The Company hereby agrees to use reasonable best efforts to maintain the listing of the Common Stock on the Nasdaq Global Market or another Trading Market. The Company shall, if applicable: (i) take all steps necessary to cause such shares of the Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter; and (ii) provide to the Existing Noteholders evidence of such listing or quotation. The Company agrees to use reasonable best efforts to maintain the eligibility of the Common Stock for electronic transfer through The Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to The

16

Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.
4.6
Form D; Blue Sky Filings. The Company shall timely file a Form D with respect to the Securities if and as required under Regulation D. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Existing Noteholders under applicable securities or “Blue Sky” laws of the states of the United States.
4.7
Tax Matters. For U.S. federal and applicable state income tax purposes, the issuance to the Existing Noteholders on the terms and subject to the conditions set forth herein and pursuant to the Payoff Letter of 312,490,076 shares of the Common Stock, shall be treated by the parties as a “recapitalization” of the Company pursuant to Section 368(a)(1)(E) of the Code except pursuant to a determination within the meaning of Section 1313 of the Code; provided that, in the event that the transactions do not so qualify as a recapitalization, as the result of a successful challenge by the Internal Revenue Service or other taxing authority, then the Company shall be held harmless and shall not be required to indemnify any person for losses incurred due to the failure of the transaction to so qualify or the successful challenge, including the Existing Noteholders.
4.8
No Additional Shares. Except with the consent of Existing Noteholders whose aggregate Exchanged Shares would represent a majority of the aggregate Exchanged Shares of all Existing Noteholders, following the execution of this Agreement, the Company shall not issue any shares of Common Stock or Common Stock Equivalents other than with respect to Company Stock Awards, Convertible Notes or warrants outstanding as of the date of this Agreement or otherwise contemplated by the RSA; provided, however, that the foregoing shall not apply to awards granted pursuant to any employee benefit plan.
Article V.

Miscellaneous
5.1
Survival. Notwithstanding anything in this Agreement to the contrary, the provisions that are required to be performed following the Closing shall survive in accordance with their respective terms, and if no term is specified, then for sixty (60) days following the expiration of the applicable statute of limitations (giving effect to any waiver, mitigation or extension thereof).
5.2
Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
5.3
Notices. All notices hereunder shall be deemed given if in writing and delivered, by electronic mail, courier, or registered or certified mail (return receipt requested) to each respective party’s notice address as provided in Section 14.10 of the RSA.

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5.4
Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Existing Noteholders. Where a written consent, acceptance, approval, or waiver is required pursuant to or contemplated by this Agreement, such written consent, acceptance, approval, or waiver shall be deemed to have occurred if, by agreement between counsel to the Parties submitting and receiving such consent, acceptance, approval, or waiver, it is conveyed in writing (including electronic mail) between each such counsel without representations or warranties of any kind on behalf of such counsel.
5.5
Specific Performance. It is understood and agreed by the parties that money damages would be an insufficient remedy for any breach of this Agreement by any party, and each non-breaching party shall be entitled to specific performance and injunctive or other equitable relief (without the posting of any bond and without proof of actual damages) as a remedy of any such breach. Each party hereby agrees that its right to specific performance as set forth in Section 5.5 of this Agreement shall be its sole and exclusive remedy with respect to any breach by any other party of this Agreement and that it may not seek or accept any other form of relief that may be available for any such breach of this Agreement (including monetary, punitive, indirect, special, consequential and/or any other damages or remedies).
5.6
Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.
5.7
Rules of Construction. This Agreement is the product of negotiations among the parties, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any party by reason of that party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof. Each party was represented by counsel during the negotiations and drafting of this Agreement and continue to be represented by counsel. Furthermore, this Agreement supersedes all prior understandings, whether written or oral, among the parties hereto with respect to the Transactions and sets forth the entire understanding of the parties hereto with respect thereto; provided, however, that this Agreement shall not supersede any other documents or agreements relating to the transactions contemplated by the RSA. All references in this Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof.
5.8
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.
5.9
No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 6.15.
5.10
GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING

18

EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. The parties agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County, New York and the United States District Court of the Southern District of New York, sitting in New York, New York, for the adjudication of any civil action asserted pursuant to this Agreement.
5.11
Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.
5.12
Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com), it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
5.13
Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

5E ADVANCED MATERIALS, INC.

By:	/s/ Paul Weibel
Name:	Paul Weibel
Title:	Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGES FOR EXISTING NOTEHOLDERS FOLLOW]

Signature Page

Exchange Agreement

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Existing Noteholders:

BEP SPECIAL SITUATIONS IV LLC

By:	/s/ Jonathan Siegler
Name:	Jonathan Siegler
Title:	Managing Director and Chief Financial Officer

ASCEND GLOBAL INVESTMENT FUND SPC

By:	/s/ Mulyadi Tjandra
Name:	Mulyadi Tjandra
Title:	Director

MERIDIAN INVESTMENTS CORPORATION

By:	/s/ Mulyadi Tjandra
Name:	Mulyadi Tjandra
Title:	Director

Signature Page

Exchange Agreement

Schedule I

Existing Noteholder Allocation

Existing Noteholder	Convertible Note Exchanged Common Shares
BEP SPECIAL SITUATIONS IV LLV	156,245,038
ASCEND GLOBAL INVESTMENT FUND SPC.	78,122,519
MERIDIAN INVESTMENTS CORPORATION	78,122,519
Total:	312,490,076

Schedule I

Exhibit A

Form of Payoff Letter

[See Attached.]

Exhibit A

Exhibit A - Form for Payoff Letter

[_______], 2025

5E Advanced Materials, Inc.

9329 Mariposa Road, Suite 210
Hesperia, CA 92344
Attention: Paul Weibel, Chief Executive Officer
E-mail address: pweibel@5eadvancedmaterials.com

Re: Termination of A&R NPA

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Note Purchase Agreement, dated as of January 18, 2024 (as amended, modified, extended, restated, replaced, or supplemented prior to the date hereof, the “Existing NPA”), among 5E Advanced Materials, Inc., a Delaware corporation (the “Company”), the noteholders from time to time party thereto (the “Existing Noteholders”), the Guarantors from time to time party thereto, and Alter Domus (US) LLC, as collateral agent (the “Existing Agent”). Capitalized terms used herein without definition have the meanings given to them in the Existing NPA.

The Existing Noteholders and the Existing Agent understand that the entire principal amount of the Notes outstanding under the Existing NPA, together with accrued and unpaid interest thereon, shall be exchanged for a number of shares of Common Stock of the Company, in each case as set forth and described in that certain Exchange Agreement dated as of January 14, 2025, by and among the Company and the Existing Noteholders (the “Exchange Agreement”) (such exchange of debt obligations for equity interests being referred to herein as, the “Exchange”).

The Existing Noteholders and the Existing Agent understand that in connection with the Exchange, the Company and the Guarantors (collectively, the “Note Parties”) intend to cause all indebtedness, liabilities and other Obligations of the Note Parties to the Existing Noteholders and/or the Existing Agent owing under the Note Documents, including, without limitation, all principal, accrued interest, costs, expenses and fees outstanding, including, without limitation, reasonable attorneys’ fees, costs and expenses, to be extinguished and/or repaid in full as set out below on and as of the Closing Date (as defined in the Exchange Agreement).

As of the Closing Date (as defined in the Exchange Agreement), the principal balance of the Notes purchased by the Existing Noteholders for the benefit of the Note Parties under the Existing NPA, together with all accrued but unpaid interest thereon, totals $[ ] (the “NPA Amount”). As consideration in lieu of the repayment in full in cash of the NPA Amount, the parties hereto acknowledge and agree to the Exchange as set forth and described in the Exchange Agreement and the receipt by the Existing Noteholders of their pro rata shares of Common Stock

Exhibit A

of the Company based on their holdings of the Notes immediately prior to the Exchange as set forth on Schedule I to the Exchange Agreement. Net of the NPA Amount, the outstanding obligations of the Note Parties under the Existing NPA, including, without limitation, all fees, costs, expenses and other amounts owed by the Note Parties with respect to the Existing NPA and the other Note Documents, if paid on the Closing Date (as defined in the Exchange Agreement) by 1:00 p.m. (Central Time) are as follows (the “Payoff Amount”):

Fees owed to Existing

Agent (including those of

counsel to Existing Agent): $[ ]

Legal Fees/Expenses of

Kirkland & Ellis LLP

(“K&E Legal Fees”): $[ ]

____________________________________________

Total Payoff Amount: $[ ]

The Existing Agent hereby instructs the Note Parties to pay or cause to be paid the Payoff Amount (other than the K&E Legal Fees) by wire transfer, in immediately available funds, to the following account in accordance with the following wire transfer instructions:

Bank: [ ]

ABA No.: [ ]

Account No.: [ ]

Account Name: [ ]

Reference: [ ]

The Existing Agent hereby instructs the Note Parties to pay or cause to be paid the portion of the Payoff Amount constituting the K&E Legal Fees by wire transfer, in immediately available funds, to Kirkland & Ellis LLP (“K&E”) in accordance with the following wire transfer instructions:

Bank: [ ]

ABA No.: [ ]

Account No.: [ ]

Account Name: [ ]

Reference: [ ]

Subject to (a) the receipt by the Existing Agent of the Payoff Amount (net of the K&E Legal Fees), (b) the receipt of K&E of the K&E Legal Fees, (c) the receipt by the Existing Agent of a fully executed copy of this Payoff Letter, duly executed by the Company, the Existing Noteholders and the Existing Agent, and (d) the receipt by the Existing Noteholders and the Existing Agent of a certificate of a Responsible Officer of the Company certifying the consummation of the Exchange as set forth in the Exchange Agreement (collectively, the “Payoff Items”), each of the Existing Agent and each Existing Noteholder agrees that (i) all indebtedness,

Exhibit A

liabilities and obligations and the Note Documents (other than (A) expense and other reimbursement obligations, (B) indemnification obligations and (C) any other obligations, that in each case in clauses (A) through (C) pursuant to the express terms of the Note Documents, survive the termination of the Note Documents (the “Surviving Obligations”)), including principal, accrued interest, costs, expenses and fees, shall be paid in full, (ii) all Note Documents (other than this letter agreement) shall be immediately and automatically terminated (with the exception of any provisions thereof which by their express terms survive termination), (iii) all commitments of the Existing Noteholders shall be immediately and automatically terminated, (iv) all guarantees provided under the Note Documents shall be immediately and automatically terminated and (v) any security interest or lien granted to the Existing Noteholders and/or the Existing Agent in any property of the Note Parties securing amounts evidenced by the Note Documents shall immediately and automatically terminate.

At the expense of the Company (it being understood and agreed that such expense may be in addition to the amounts included in the Payoff Amount) and upon notification by Existing Agent’s counsel of receipt or confirmation of all of the Payoff Items, the Borrower and its legal counsel or their designee, are each hereby authorized to: (w) file the UCC termination statements, attached hereto as Exhibit A, terminating the UCC financing statements attached hereto as Exhibit B; (x) deliver the deposit account control agreement termination to the applicable depository bank attached hereto as Exhibit C; (y) record the deed of trust release attached hereto as Exhibit D; (z) file amendments, termination statements and releases with respect to each assignment and other instrument or document filed to perfect any of the security interests and other liens granted under the Note Documents, and the Existing Agent agrees to take such steps as are reasonably requested by Borrower to terminate all such security interests, assignments, blocked account agreements, control agreements and similar agreements and documents, and other liens of record, at Borrower’s sole expense. Within five (5) Business Days of the Closing Date (as defined in the Exchange Agreement), the Existing Agent will deliver to the Borrower all possessory collateral in the Existing Agent’s possession as set forth on Exhibit E attached hereto.

Notwithstanding the terms of this letter agreement to the contrary, if the Existing Agent determines after the date hereof that an amount that was due and payable under the Note Documents was mistakenly excluded from the NPA Amount or Payoff Amount, the Company agrees to promptly pay such excluded amount after the Existing Agent provides evidence reasonably satisfactory to the Company that such excluded amount is due and payable. Notwithstanding anything herein to the contrary, if at any time all or any part of the Payoff Amount is or must be rescinded or returned by the Existing Agent for any reason whatsoever (including the insolvency, bankruptcy, reorganization or similar proceeding involving the Company or any other Note Party), the Obligations, to the extent that such payment is or must be rescinded or returned, shall be deemed to have continued in existence, notwithstanding such application by the Existing Agent, and the Existing NPA and the other Note Documents shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by the Existing Agent had not been made. The provisions of this paragraph shall remain in full force and effect regardless of any termination of the obligations owing under the Note Documents.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Note Party hereby, for itself and its successors and assigns, fully and without

Exhibit A

reserve, releases, acquits, and forever discharges the Existing Agent, each Existing Noteholder, and their respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the “Released Claims”), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Closing Date (as defined in the Exchange Agreement) and are in any way directly or indirectly arising out of or in any way connected to any of this letter agreement, the Existing NPA, any other Note Document, or any of the transactions contemplated hereby or thereby (collectively, the “Released Matters”), in each case in each case, excluding the Surviving Obligations and the obligations of the Released Parties under this Payoff Letter. The provisions of this paragraph shall survive the termination of this letter agreement, the Existing NPA and the other Note Documents and payment in full of the Obligations.

It is acknowledged and agreed that this document constitutes a “Note Document” for all purposes of the Existing NPA.

This letter agreement (a) shall be governed by and shall be construed and enforced in accordance with, the laws of the State of New York and (b) sets forth the entire agreement among the parties relating to the subject matter pertaining hereto, and no term or provision hereof may be amended, changed, waived, discharged or terminated, except in writing signed by each party hereto.

This letter agreement may be executed in any number of counterparts, and telecopied signatures (or signatures delivered via electronic mail or “pdf”) shall be enforceable as originals. Your signature below shall evidence your agreement with the foregoing.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Exhibit A

Very truly yours,

ALTER DOMUS (US) LLC, as the Existing Agent

By:

Name:

Title:

[Signature Page - Payoff Letter]

Exhibit A

Accepted and Agreed to:

5E ADVANCED MATERIALS, INC., a Delaware corporation

as the Company

By:

Name:

Title:

[Signature Page - Payoff Letter]

Exhibit A

Acknowledged and agreed severally and not jointly for each Existing Noteholder listed below:

BEP SPECIAL SITUATIONS IV LLC

By: ____________________________

Name:

Title:

ASCEND GLOBAL INVESTMENT FUND SPC

By: ____________________________

Name:

Title:

MERIDIAN INVESTMENTS CORPORATION

By: ____________________________

Name:

Title:

[Signature Page - Payoff Letter]

Exhibit A

EXHIBIT A

UCC-3 Termination Statements

EXHIBIT B

UCC-1 Financing Statements

EXHIBIT C

DACA Termination

EXHIBIT D

DEED OF TRUST RELEASE

EXHIBIT E

POSSESSORY COLLATERAL

EXHIBIT J

Release Agreement

Release Agreement

MUTUAL RELEASE AND AGREEMENT

This Mutual Release and Agreement (this “Release Agreement”) is entered into as of [●], 2025, by and among the following parties (each of the following parties described in sub-clauses (i) through (iv) of this preamble, a “Party” and, collectively, the “Parties”):

i.
5E Advanced Materials, Inc. a company incorporated under the Laws of Delaware, and each of its affiliates listed on Annex I to this Release Agreement (collectively, the “Company Parties”);
ii.
the undersigned holders of, or investment advisors, sub-advisors, or managers of discretionary accounts that hold, BEP Notes Claims that have executed and delivered counterpart signature pages to this Agreement (the Entities in this clause (ii), collectively, the “BEP Noteholders”);
iii.
the undersigned holders of, or investment advisors, sub-advisors, or managers of discretionary accounts that hold, Ascend Notes Claims that have executed and delivered counterpart signature pages to this Agreement (the Entities in this clause (iii), collectively, the “Ascend Noteholders”);
iv.
Alter Domus (US) LLC (“Alter Domus”), as collateral agent under the Amended and Restated Note Purchase Agreement; and
v.
any other Person (as defined herein) who has executed and delivered counterpart signature pages to this Release Agreement, (together with the other entities in clause (ii) through clause (iv), the “Consenting Parties”).

WHEREAS, the Parties have in good faith and at arm’s length negotiated or been apprised of certain restructuring and recapitalization transactions (the “Restructuring Transactions”) with respect to the Company Parties’ capital structure on the terms and conditions set forth in the Restructuring Support Agreement, dated as of January 14, 2025, including all exhibits thereto (the “Restructuring Support Agreement”);

WHEREAS, capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Restructuring Support Agreement;

WHEREAS, as an integral part of the Restructuring Transactions, the Parties have agreed to exchange mutual releases and enter into such further agreements on the terms set forth herein; and

WHEREAS, the Company Parties, the BEP Noteholders, and the Ascend Noteholders have executed the Restructuring Support Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants, obligations, and releases set forth in this Release Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1.
This Release Agreement shall become effective upon the Effective Date of the Out‑of‑Court Restructuring, and subject to the occurrence of due execution and delivery of this Release Agreement by all the Company Parties and the Consenting Parties (the “Release Effective Date”). This Release Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. Counterpart signatures to this Release Agreement delivered by electronic, facsimile, copied signatures or other electronic means shall be acceptable and deemed originals.
2.
For purposes of this Release Agreement, the term “Affiliate” shall, with respect to any Person, have the meaning set forth in section 101(2) of the Bankruptcy Code as if such Person were a debtor in a case under the Bankruptcy Code. For the purposes of this Release Agreement, the term “Entity” shall have the meaning set forth in section 101(15) of the Bankruptcy Code. For the purposes of this Release Agreement, the term “Person” shall have the meaning set forth in section 101(41) of the Bankruptcy Code. For all purposes in this Release Agreement, any entity that the Company Parties own equity interests in, whether directly or indirectly, just prior to the Release Effective Date shall be considered a subsidiary of the applicable Company Parties, and such entities and the Company Parties shall constitute Affiliates. For the purposes of this Release Agreement, the term “Releasees” shall mean, collectively, and in each case in its capacity as such: (a) each Party; (b) any administrative agent, collateral agent, indenture trustee, collateral trustee, or other trustee or similar entity under the Notes, including any successors thereto; (c) each current and former Affiliate of each entity in clauses (a) and (b), to the maximum extent permitted by law; and (d) each current and former director, manager, officer, committee member, member of any governing body, equity holder (regardless of whether such interests are held directly or indirectly), affiliated investment fund or investment vehicle, and managed account or fund, and each of their respective current and former equity holders, predecessors, participants, successors, assigns, subsidiaries, Affiliates, partners, limited partners, general partners, owners, principals, shareholders, members, managers, management companies, fund advisors or managers, employees, agents, trustees, advisory board members, financial advisors, attorneys (including any other attorneys or professionals retained by any current or former director or manager in his or her capacity as director or manager of an Entity), accountants, investment bankers, consultants, representatives, and other professionals and advisors and any such Person’s or Entity’s respective heirs, executors, estates, and nominees (collectively, the “Related Parties”) of each entity in clauses (a) and (b), to the maximum extent permitted by law.
3.
Each Party, on behalf of itself, its Affiliates and each of its and their respective former, current, or future officers, employees, directors, equity holders (regardless of whether such interests are held directly or indirectly), affiliated investment funds, affiliated investment vehicles, managed accounts, managed funds, and each of their respective current and former equity holders, agents, representatives, owners, members, partners, limited partners, general partners, principals, shareholders, managers, management companies, financial advisors, legal advisors, investment advisors, fund advisors, affiliates, assigns, successors, successors in interest, predecessors and predecessors in interest, agents, trustees, consultants, accountants, attorneys (with respect to the foregoing third-party advisors, in their capacity as representatives of such Party and its Affiliates, as applicable), investment bankers, and other professionals and advisors and any such Person’s respective heirs, executors, estates, and nominees (collectively, solely in each such capacity, a “Releasor”), as of the effective date hereof and to the greatest extent permitted by applicable law, hereby completely, conclusively, unconditionally, and irrevocably forever waives, releases, and discharges each Releasee from and against any and all claims, interests, damages, remedies, rights,

2

controversies, agreements, obligations, liabilities, accounts, defenses, offsets, powers, privileges, licenses, liens, indemnities, guaranties, derivative claims, charges, claims for relief, demands, suits, actions, proceedings, franchises, or causes of action of any kind or character whatsoever, which such Releasor has, had, or may hereafter have, on any ground whatsoever, in law, equity, contract, agreement, statute, rule, regulation, tort, order, or otherwise, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereinafter arising, including any derivative claims asserted or assertable on behalf of any Party and its respective Affiliates and Related Parties (“Causes of Action”), against any and all of the Releasees with respect to any event, matter, claim, occurrence, damage, liability, obligation, act, omission, or injury, directly or indirectly arising out of, related to, or associated with, in any manner, in whole or in part, the Company Parties and their respective Affiliates and Related Parties, including, without limitation, the ownership, operation, management, monitoring, services, financing, assets, securities, loans, instruments, documents, agreements, filings, correspondence, negotiations, discussions, advice, properties, affairs, financial condition, results of operations, earnings, or any other aspect of any of the Company Parties, the purchase, sale, or rescission of any Security of such Entities, the business or contractual arrangements between or among any Company Party and any Consenting Party, the ownership and/or operation of the Company Parties by any Consenting Party or the distribution or transfer of any cash or other property of the Company Parties to any Consenting Party, the assertion or enforcement of rights and remedies against the Company Parties, the Amended and Restated Note Purchase Agreement (including, without limitation, any “Default” (as defined in the Amended and Restated Note Purchase Agreement) or “Event of Default” (as defined in the Amended and Restated Note Purchase Agreement)), the Company Parties’ in- or out-of-court restructuring efforts, intercompany transactions, the Restructuring Support Agreement and all exhibits thereto, the Definitive Documents, the Transaction Documents, or any Restructuring Transaction, contract, instrument, release, transaction or other agreement or document (including any legal opinion requested by any Entity regarding any transaction, contract, instrument, document or other agreement contemplated by the Restructuring Support Agreement) created or entered into in connection with the Restructuring Support Agreement and all exhibits thereto, the Definitive Documents, the Transaction Documents, the administration and implementation of any Restructuring Transaction, including the issuance or distribution of Securities pursuant to the Restructuring Transactions, or the distribution of property under the Restructuring Transactions or any other related agreement, and the formulation, preparation, dissemination, or negotiation thereof, or upon any other act, or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date related or relating to any of the foregoing monitoring, services, financing, assets, securities, loans, instruments, documents, agreements, filings, correspondence, negotiations, discussions, advice, properties, affairs, financial condition, results of operations, earnings, or any other aspect of any of the Company Parties (including, without limitation, in each case, related to, or associated with, in any manner, in whole or in part, the Debtors’ in- or out‑of‑court restructuring efforts, intercompany transactions, the Restructuring Support Agreement, including any exhibit thereto, the Transaction Documents, the Chapter 11 Cases, the Definitive Documents, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Restructuring Support Agreement or this Agreement, the Definitive Documents, the Transaction Documents, the Plan, the filing of the Chapter 11 Cases, the Amended and Restated Note Purchase Agreement (including, without limitation, any “Default” (as defined in the Amended and Restated Note Purchase Agreement) or “Event of Default” (as defined in the Amended and Restated Note Purchase Agreement), in accordance with the terms set forth in this Section 3), the purchase, sale,

3

or rescission of any Security of the Company Parties or Reorganized FEAM, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party, the pursuit of confirmation, the pursuit of consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or upon any other act, or omission, transaction, agreement, event, or other occurrence taking place), as to each, on or prior to the date hereof (all of the foregoing, collectively, the “Released Claims”).
4.
Notwithstanding anything to the contrary above, and preserving any defenses to the matters referenced in (i) through (v) of this Section 4, (i) this Release Agreement shall not release, modify, discharge, limit, impair, alter, waive, or amend (a) any of the rights or obligations granted to or imposed upon any Party or any of their respective Affiliates, Related Parties, Releasors, or Releasees under the Restructuring Support Agreement, including any exhibit thereto, the Transaction Documents, the Definitive Documents, or any other document entered into in connection with the Restructuring Transactions or any claims, Causes of Action, rights, or obligations with respect thereto, (b) any claim, Cause of Action, right, or obligation arising under this Release Agreement, (c) any indemnity, exculpation, payment, fee, or expense reimbursement obligations of the Company Parties and/or any of their subsidiaries in favor of the Consenting Parties arising under the Restructuring Support Agreement, including any exhibits thereto, or the Amended and Restated Note Purchase Agreement or any security or loan documents related to the foregoing, in each case that by their terms survive termination of any such agreement, (d) any claim, Cause of Action, right, or obligation first arising and accruing after the Release Effective Date out of or relating to any matters or obligations arising, any agreements entered into or delivered, any action or inaction by any Person, or any transactions consummated, after the Release Effective Date (and for the avoidance of doubt, any claim, Cause of Action, right, or obligation unrelated to any matters, obligations, agreements, actions, inactions, or transactions on or prior to the Release Effective Date), or (e) any indemnity, exculpation, payment, fee, or expense reimbursement obligations of the Company Parties related to the service of any board member or officer of the Company Parties (and any defenses with respect to such obligations); (ii) no employee of the Company Parties or employee of any subsidiary of the Company Parties shall be released by the Company Parties for (a) money borrowed from or owed to the Company Parties or its subsidiaries by any such employee as set forth in the Company Parties’ or its subsidiary’s books and records, or (b) any obligations owed by such employee to the Company Parties or any of their subsidiaries pursuant to a written agreement, including, without limitation, any employment agreement, offer letter, incentive equity award agreement, restrictive covenant agreement, or other similar agreement; (iii) no employee of a Consenting Party or any Affiliate of a Consenting Party (other than the Company Parties) shall be released by such Consenting Party or its Affiliate for (a) money borrowed from or owed to such Consenting Party or its Affiliate by any such employee as set forth in such Consenting Party’s or its Affiliate’s books and records, or (b) any obligations owed by such employee to such Consenting Party or its Affiliate pursuant to a written agreement; (iv) no intercompany claims (i.e., claims by or among the Company Parties and/or one or more of any Company Party’s wholly owned subsidiaries), except that those claims by or among the Company Parties and/or one or more of any Company Party’s wholly owned subsidiaries being transferred pursuant to the Restructuring Transactions shall be released unless otherwise specifically contemplated by the Restructuring Transactions; and (v) the releases contained in this Release Agreement do not extend to ordinary course commercial relationships between or among the Company Parties and any Affiliates of any other Party that are not directly related to the

4

Restructuring Transactions.
5.
Each Releasor understands, acknowledges, and agrees that this release is a full and final general release of all Released Claims, including those that could have been asserted in any legal or equitable proceeding against the Releasees. As a general release, this Release Agreement extends to Released Claims that the Releasor does not know or suspect to exist at the time of executing this Release Agreement, including those that if known by it would have materially affected this settlement with and release of the Releasees. Each Releasor (and each Party on behalf of the applicable Releasors) hereby irrevocably covenants to refrain from, directly or indirectly, asserting any Released Claim, or asserting, maintaining, prosecuting, assisting, commencing, instituting, or causing to be commenced any Cause of Action of any kind against any Releasee arising out of or relating to a Released Claim. Each of the Releasors expressly acknowledges that the covenant not to sue contained in this Release Agreement is effective regardless of whether those Released Claims are presently known or unknown, suspected or unsuspected, or foreseen or unforeseen.

Each Releasor (and each Party on behalf of the applicable Releasors) further agrees that in the event such Releasor should bring a Released Claim against any Releasee, this Release Agreement shall serve as a complete defense to such claim. Notwithstanding the New York choice of law provisions in this Release Agreement, to the extent that California law is proposed to apply or is deemed to apply to the release and indemnification provisions set forth herein, the foregoing waiver is specifically intended by each Party to waive the benefits and protections of Section 1542 of the Civil Code of California, which provides that: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” Each RELEASOR understands that Section 1542, or, as may be APPLICABLE, THE comparable statute, rule, regulation, or order of another jurisdiction, giveS such RELEASOR the right not to release existing claims of which such RELEASOR is not aware, unless such RELEASOR voluntarily chooses to waive this right. Having been so apprised, each RELEASOR nevertheless hereby voluntarily elects to and does waive, as to each and every Released Claim, the rights described in Section 1542 and each other comparable provision of applicable federal, state, local, or foreign statute, rule, regulation, or order, if any, pertaining to general releases.

6.
Turnover of Subsequently Recovered Assets. In the event that any Releasor is successful in pursuing or receives, directly or indirectly, any funds, property, or other value from any Releasee on account of any Released Claim against such Releasee that was released pursuant to the Release Agreement, such Releasor (i) shall not commingle any such recovery with any of its other assets and (ii) agrees that it shall promptly turnover and assign any such recoveries to, and hold them in trust for, such Releasee.
7.
Irrevocable Waiver of Events of Default. Upon the Effective Date of the Out-of-Court Restructuring, the Purchasers (as defined in the Amended and Restated Note Purchase Agreement) and Alter Domus (US) LLC, in its capacity as “Collateral Agent” under, and as defined

5

in, the Amended and Restated Note Purchase Agreement hereby automatically and irrevocably waive (a) any and all Defaults (as defined in the Amended and Restated Note Purchase Agreement) and Events of Default (as defined in the Amended and Restated Note Purchase Agreement) arising on or prior to the date of approval of the Effective Date of the Out-of-Court Restructuring and (b) the imposition of, and accrual of interest at, the Default Rate (as defined in the Amended and Restated Note Purchase Agreement) from and after the date of approval of the Stockholder Approvals by the Company’s stockholders at the Special Meeting. The waiver set forth in this Section 7 is a one-time waiver.
8.
This Release Agreement constitutes the entire agreement and understanding among the Parties regarding the Released Claims and supersedes and preempts any other arrangements, understandings, agreements, or representations, oral or written, by or among the Parties concerning the releases set forth in the Release Agreement. In the event of a conflict between the terms of this Release Agreement and the Restructuring Support Agreement, the terms of this Release Agreement shall prevail and apply only with respect to the matters covered by the Release Agreement.
9.
Any term or provision of this Release Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. Whenever possible, each provision of this Release Agreement shall be interpreted in such manner as to be effective and valid under applicable law, and if any portion of this Release Agreement is held by a court of competent jurisdiction to be illegal, invalid, unenforceable, void, voidable, or violative of applicable law, in whole or in part, the remaining portions of this Release Agreement, so far as they may practicably be performed, shall remain in full force and effect and binding on the Parties hereto. Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Release Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest and fullest extent possible.
10.
This Release Agreement shall be binding upon and inure to the sole benefit of the Parties, the Releasors, the Releasees, and their respective successors and permitted assigns. No person or entity may assign any of its rights or obligations under this Release Agreement without the prior written consent of the Parties, and then only to a Person who has agreed in writing to be bound by the provisions of this Release Agreement. Any assignment of the Release Agreement in violation of this Section 10 shall be null and void ab initio.
11.
Nothing in this Release Agreement, whether expressed or implied, shall give or be construed to give any person, other than the Parties, the Releasors, the Releasees, and their respective successors and permitted assigns, any legal or equitable rights hereunder; provided, that each of the Releasors and Releasees shall be an express third-party beneficiary of this Release Agreement entitled to enforce this Release Agreement pursuant to its terms.
12.
None of the terms or provisions of this Release Agreement may be amended, supplemented, or otherwise modified except by a written instrument duly executed by each of the Parties. No waiver of any of the terms or provisions of this Release Agreement shall be binding against any Party hereto unless such waiver is in a writing signed by such Party.
13.
This Release Agreement shall be governed by and construed in accordance with the

6

laws of the State of New York (without giving effect to principles of choice of law). Any action or proceeding arising out of or under this Release Agreement shall be brought and maintained (a) in the event of an In-Court Restructuring, in the Bankruptcy Court, or (b) in the event of the Out‑of‑Court Restructuring, in the state and federal courts in the State of New York, and each Party irrevocably and unconditionally (i) submits to the personal jurisdiction of those courts for purposes of, and waives any defense of venue or inconvenient forum in, any such action or proceeding in those courts; and (ii) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action, or proceeding.
14.
EACH OF THE PARTIES HERETO HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY, AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS RELEASE AGREEMENT OR ANY CLAIM, COUNTERCLAIM, OR OTHER ACTION ARISING IN CONNECTION THEREWITH OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN), OR ACTION OF ANY PARTY HERETO OR ARISING OUT OF ANY EXERCISE BY ANY PARTY HERETO OF ITS RIGHTS UNDER THIS RELEASE AGREEMENT OR IN ANY WAY RELATING TO THE RELEASED CLAIMS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS RELEASE AGREEMENT AND WITH RESPECT TO ANY CLAIM OR DEFENSE ASSERTING THAT THIS RELEASE AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE UNDER THIS RELEASE AGREEMENT. EACH OF THE PARTIES HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 14 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS RELEASE AGREEMENT.
15.
The Parties have participated jointly in the negotiation and drafting of this Release Agreement. In the event an ambiguity or question of intent or interpretation arises, this Release Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Release Agreement.
16.
The Parties agree that irreparable damage would occur if any provision of this Release Agreement were not performed in accordance with its terms, and each Person having any rights under any provision of this Release Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover actual out of pocket damages by reason of any breach of any provision of this Release Agreement, to seek the remedy of specific performance of one or more such breached provisions and agreements and injunctive and certain other equitable relief in addition to any other remedy or rights to which such Parties are entitled, at law or in equity. All such rights and remedies shall be cumulative and non-exclusive, and may be exercised singularly or concurrently. Notwithstanding the foregoing, in no event shall damages recoverable hereunder include consequential, special, exemplary, punitive, or indirect damages.

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17.
The agreements and obligations of each of the Parties under this Release Agreement are, in all respects, several and not joint.
18.
Nothing in this Release Agreement shall be deemed an admission of liability by any Party with respect to any of the Released Claims.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Release Agreement on the day and year first above written.

Company Parties:

5E ADVANCED MATERIALS, INC.

By: ______________________________________

Name:

Title:

5E BORON AMERICAS, LLC

By: ______________________________________________

Name:

Title:

AMERICAN PACIFIC BORATES PTY LTD.

By: ______________________________________________

Name:

Title:

[●]

By: ______________________________________________

Name:

Title:

BEP Noteholders:

BEP SPECIAL SITUATIONS IV LLC

By: _______________________________________

Name: Jonathan Siegler

Title: Managing Director and Chief Financial Officer

Ascend Noteholders:

ASCEND GLOBAL INVESTMENT FUND SPC FOR AND ON BEHALF OF STRATEGIC SP

By: ______________________________________

Name: Mulyadi Tjandra

Title: Director

MERIDIAN INVESTMENTS CORPORATION

By: _______________________________________

Name: Mulyadi Tjandra

Title: Director

Alter Domus:

ALTER DOMUS (US) LLC

By: ______________________________________

Name:

Title:

Annex I

Company Party	Jurisdiction
5E Boron Americas, LLC	Delaware
American Pacific Borates Pty Ltd.	Australia

EXHIBIT K

Milestones

(a)
The Company shall file the Preliminary Proxy Statement with the SEC as promptly as possible and in any event on or before the tenth (10th) Business Day following the Agreement Effective Date, file with the SEC and mail the Proxy Statement to the Company’s stockholders on or before the date that is ten (10) days following the filing of the Preliminary Proxy Statement, and hold the Special Meeting on or before the date that is twenty (20) Business Days following the mailing of the Proxy Statement to the Company’s stockholders; provided, however, that if the Preliminary Proxy Statement becomes subject to review by the SEC such mailing and Special Meeting deadlines shall be extended by the lesser of (x) forty-five (45) days and (y) the number of days the Preliminary Proxy Statement continues to be subject to the review of the SEC, such period not to exceed an aggregate of sixty (60) days. In the case of the Preliminary Proxy Statement or Proxy Statement or any amendment or supplement to the Preliminary Proxy Statement or Proxy Statement, the Company shall promptly prepare and file an amendment to such proxy statement and provide the Consenting Parties and their legal counsel with a reasonable opportunity prior to such filing with the SEC to review and comment on such filing, and not file the Preliminary Proxy Statement, the Proxy Statement, or any amendment or supplement thereto in a form to which such Consenting Party or its legal counsel reasonably objects; and
(b)
if approval of the Stockholder Approvals by the Company’s stockholders is obtained at the Special Meeting, then the Effective Date of the Out-of-Court Restructuring shall occur on or before two (2) Business Days following such approval of the Stockholder Approvals (the “Out‑of‑Court Outside Date”); or
(c)
if approval of the Stockholder Approvals by the Company’s stockholders is not obtained at the Special Meeting, then:
(i)
the solicitation of votes on the Plan shall occur on or before one (1) business day following the Special Meeting (the “Solicitation Deadline”);
(ii)
the deadline to vote on the Plan shall be two (2) Business Days following the Solicitation Deadline (the “Voting Deadline”);
(iii)
the Petition Date shall have occurred on or before one (1) Business Day following the Voting Deadline;
(iv)
the Company Parties shall have filed the First Day Pleadings and the DIP/Cash Collateral Motion, the Plan, and a motion seeking confirmation of the Plan and approval of the Disclosure Statement, on or before two (2) calendar days after the Petition Date;
(v)
the Bankruptcy Court shall have entered the Final DIP/Cash Collateral Order on or before thirty (30) calendar days after the Petition Date;
(vi)
the Bankruptcy Court shall have entered an order confirming the Plan and approving the Disclosure Statement on a final basis on or before forty-five (45) days after the Petition Date; and
(vii)
the Plan Effective Date shall have occurred on or before seventy (70) days after the Petition Date.

EXHIBIT L

Provision for Transfer Agreement

The undersigned (“Transferee”) hereby acknowledges that it has read and understands the Restructuring Support Agreement, dated as of __________ (the “Agreement”),1 by and among FEAM and its affiliates and subsidiaries bound thereto and the Consenting Parties, including the transferor to the Transferee of any Company Claims/Interests (each such transferor, a “Transferor”), and agrees to be bound by the terms and conditions thereof to the extent the Transferor was thereby bound, and shall be deemed a “Consenting Party” and a “BEP Noteholder” or an “Ascend Noteholder,” as applicable, under the terms of the Agreement.

The Transferee specifically agrees to be bound by the terms and conditions of the Agreement and makes all representations and warranties contained therein as of the date of the Transfer, including the agreement to be bound by the vote of the Transferor if such vote was cast before the effectiveness of the Transfer discussed herein.

Date Executed:

______________________________________
Name:
Title:
Address:
E-mail address(es):

Aggregate Amounts Beneficially Owned or Managed on Account of:
BEP Notes
Ascend Notes
Equity Interests

1 Capitalized terms used but not otherwise defined herein shall having the meaning ascribed to such terms in the Agreement.

APPENDIX D

AMENDED AND RESTATED 5E ADVANCED MATERIALS, INC. 2022 EQUITY COMPENSATION PLAN

1

Amended and Restated

5E Advanced Materials, Inc.

2022 Equity Compensation Plan

1.
PURPOSE

The Board of Directors (the “Board”) of 5E Advanced Materials Inc., a Delaware corporation (the “Company”), has adopted this Amended and Restated 2022 Equity Compensation Plan (the “Plan”) to promote the financial interests of the Company by providing a means by which current and prospective directors, officers, key employees and consultants of the Company can be retained and motivated through acquiring an equity interest in the Company or be paid incentive compensation in the form of the Company’s Common Stock. This Plan constitutes an amendment and restatement of the 2022 Equity Compensation Plan, as amended (the “Original Plan”). This amended and restated Plan will be effective on the Restatement Effective Date. In the event stockholders of the Company do not approve this amended and restated Plan, the Original Plan will continue in full force and effect on its existing terms and conditions.

2.
AWARDS UNDER THE PLAN

The Plan provides for the grant of any of the following Awards:

a.
Stock Options (“Options”) – the right, but not the obligation, to purchase Common Stock at a specified price, subject to certain conditions; Options will be granted as either Incentive Stock Options or Non-Qualified Stock Options,
b.
Restricted Share Units (“RSU”) – an unfunded and unsecured promise to deliver shares of Common Stock (“Shares”) upon attainment of certain service-based conditions,
c.
Performance Share Units (“PSU”) – an unfunded and unsecured promise to deliver Shares that vest through attainment of certain service-based and performance-based conditions,
d.
Performance Cash Units (“PCU”) – an unfunded and unsecured promise to deliver a specified monetary amount that vest through attainment of certain service-based and performance-based conditions, and
e.
Other Equity-Based Awards – an award that is not an Option, RSU or PSU, that is granted under the Plan and is (i) payable by delivery of Common Stock, and/or (ii) measured by reference to the value of Common Stock.
3.
SHARES SUBJECT TO THE PLAN
a.
Subject to Section 14 of the Plan, the maximum number of Shares available for issuance pursuant to Awards granted under the Plan is 21,500,000 (the “Plan Share Reserve”). The Company cannot increase such number without shareholder approval. Notwithstanding anything to the contrary herein, no more than 21,500,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.
b.
Each Award granted under the Plan will reduce the Plan Share Reserve by the number of Shares underlying the Award. Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, or terminated without issuance to the Participant of the full number of Shares to which the Award related, the unissued Shares will be returned for future grant under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for issuance under the Plan. Shares withheld in payment of the exercise price or Tax-Related Items with respect to Awards will be returned to the Plan Share Reserve for future grants of Awards under the Plan and shall not reduce the Plan Share Reserve. To the extent an award under the Plan is paid out in cash rather than Shares, such cash payment shall not reduce the number of Shares available for issuance under the Plan Share Reserve.

c.
Shares delivered by the Company in settlement of Awards may be issued by the Company from:
i.
authorized and unissued Shares,
ii.
Shares held in treasury by the Company,
iii.
Shares purchased by the Company on the open market or by private purchase, or
iv.
any combination of the foregoing.
d.
Awards may, in the sole discretion of the Board, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). If the Board determines that Substitute Awards are to be granted under the Plan, the number of Shares underlying any Substitute Awards shall not be counted against the aggregate number of Shares available for Awards under the Plan, except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.
4.
ELIGIBILITY & PARTICIPATION
a.
Participation in the Plan is by invitation of and at the sole discretion of the Board. The Board may grant Awards to Eligible Participants.
b.
Individual grants are determined by an assessment of an individual’s current and expected future performance, level of responsibilities and the impact of the position, and contribution to the Company.
c.
An “Eligible Participant” may be granted more than one Award under the Plan, and Awards may be granted at any time or times prior to the termination of the Plan. Vesting periods and designated Performance Periods may overlap, and Participants may participate simultaneously with respect to Options or other Awards that are subject to different Performance Periods and different performance goals and other criteria.
d.
In no circumstance will the number of Shares that may be issued to any individual under the Plan (when combined with all the Company’s other security-based compensation arrangements, as applicable) exceed 3% of the Company’s outstanding issue from time to time.
e.
The maximum number of Shares subject to Awards granted during a single Fiscal Year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the Fiscal Year, may not exceed USD 750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).
5.
ADMINISTRATION
a.
The Board, acting upon recommendations from the Compensation Committee (Committee), shall administer the Plan. Unless otherwise expressly provided in the applicable governing documents of the Company, the acts of a majority of the members present at any meeting of the Board at which a quorum is present, or acts approved in writing by all of the members of the Board, shall be deemed the acts of the Board.
b.
The Board may, at its sole discretion, at any time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Board under the Plan, including but not limited to:
i.
designate Eligible Participants,
ii.
determine the type or types of Awards to be granted to Eligible Participants,

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iii.
determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards,
iv.
determine the terms and conditions of any Award,
v.
determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, CDIs, other securities, other Awards or other property,
vi.
interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan,
vii.
establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Board shall deem appropriate for the proper administration of the Plan,
viii.
accelerate or extend the vesting or exercisability of, payment for, or lapse of restrictions on Awards,
ix.
adjust Performance Factors to account for changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events, or circumstances to avoid windfalls or hardships, and
x.
make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan and to protect the interests of the Company.
c.
The Board may delegate to the Committee, and/or one or more officers of the Company or of any Affiliate, the authority to act on behalf of the Board with respect to any matter, right, obligation or election that is the responsibility of, or that is allocated to, the Board in the Plan and that may be so delegated as a matter of law. References to Committee in this Plan shall mean the Board to the extent the Board has not delegated its authority hereunder to a Committee. To the extent the Board has delegated its authority hereunder to a Committee and the intent is to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act, it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
d.
The Award Agreement for a given Award, the Plan, and any other documents may be delivered to, and accepted by, an Eligible Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
e.
To comply with the laws and practices in other countries in which the Company, its Affiliates operate or have employees or other individuals eligible for Awards, the Board in its sole discretion will have the power and authority to:
i.
determine which Affiliates will be covered by the Plan,
ii.
determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company or Affiliate under an agreement with a foreign nation or agency,
iii.
modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs, and practices,
iv.
establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures to the extent the Committee determines such actions to be necessary or

4

advisable (and such subplans and/or modifications will be attached to this Plan as appendices, if necessary), and
v.
take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals, provided, however, that no action taken under this provision will increase the Share limitations contained in Section 3.a. of this Plan. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
f.
Notwithstanding the foregoing, the full Board shall administer the Plan with respect to any director share units (“DSUs”) granted to Non-Employee Directors prior to the Restatement Effective Date. As of the Restatement Effective Date, the Company will cease granting DSUs under the Plan; however, DSUs issued under the Plan (prior to the Restatement Effective Date) and outstanding as of the Restatement Effective Date will remain subject to the terms of the Original Plan.
6.
STOCK OPTIONS
a.
Option Grants. The Board may grant Options to Eligible Participants subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. Each grant will specify the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.
b.
Type of Option. All Options granted under this Plan will be either Incentive Stock Options or Non-Qualified Stock Options.
c.
Date of Grant. The date of grant of an Option will be the date on which the Board makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
d.
Vesting Period. Unless otherwise prescribed in the Award Agreement, forty percent (40%) of the Options will vest on the second anniversary of the date the Option is granted, and the remaining sixty percent (60%) will vest on the third anniversary of the date the Option is granted.
e.
Exercise Period. Vested Options are exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option, provided, however, that, subject to Section 6(j), no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted. Should the expiry date should be determined to occur either during a blackout period or within ten business days following the expiry of a blackout period, the expiry date of such Option (other than an Incentive Stock Option) shall be deemed to be the date that is the tenth business day following the expiry of the Blackout Period or, in the case of Participants who are U.S. taxpayers, such earlier date that may be required to avoid the application of adverse tax consequences under Section 409A of the Code.
f.
Exercise Price. The exercise price of an Option will be set by the Board when the Option is granted. Except as otherwise provided by the Board in the case of Substitute Awards, and subject to Section 6(j), the exercise price will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with the Award Agreement and any procedures established by the Company.
g.
Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives:

5

i.
notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third-party administrator), and
ii.
full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Board and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
h.
Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.
i.
Separation from Service. In the event a Participant’s service with the Company ceases during the vesting period, any unvested Options held by the Participant shall expire and be forfeited immediately, provided however that the Board shall have the absolute discretion to accelerate the vesting date. Except as otherwise provided in an Award Agreement, vested Options must be exercised in accordance with the terms of this Plan by the earlier of the first anniversary date of the termination of service or the expiry date of the Option.
j.
Additional Terms of Incentive Stock Options. The Board may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five (5) years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two (2) years from the grant date of the Option or (ii) one (1) year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Board will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option. The foregoing terms shall be incorporated into any Award Agreement evidencing an Option intended to be an Incentive Stock Option to the extent necessary to cause such Award to so qualify.
7.
RESTRICTED SHARE UNITS
a.
RSU Grants. The Plan authorizes the Board to grant RSUs. Each RSU provides the recipient with the right to receive Common Stock as a discretionary payment in consideration of past services or as an incentive for future services, subject to the Plan and with such additional provisions and restrictions as the Board may determine. Each RSU grant shall be evidenced by an Award

6

Agreement stating the number of RSUs granted, the vesting requirements, any other restrictions or conditions associated, and the method of exercise.
b.
Date of Grant. The date of grant of an RSU will be the date on which the Board makes the determination to grant such RSU or a specified future date. Unless specified otherwise by the Board, RSUs are granted after the financial results for each fiscal year have been approved by the Board. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the RSU.
c.
Vesting. Concurrent with the granting of the RSU, the Board shall determine the period during which the RSU is not vested and the holder of such RSU remains ineligible to receive Common Stock. Such period may be reduced or eliminated from time to time for any reason as determined by the Board. Unless specified otherwise, forty percent (40%) of the RSUs granted vest at the expiry of the Company’s first Fiscal Year immediately following the Fiscal Year in which the RSUs were granted, and the remaining sixty percent (60%) vest at the expiry of the second Fiscal Year following the Fiscal Year in which the RSUs were granted.
d.
Expiration. Unless specified otherwise by the Board at the time of grant, RSUs have a notional term of three years, and expire at the end of the second Fiscal Year following the Fiscal Year in which they were granted.
e.
Form and Timing of Settlement. The Board, at its sole discretion, may settle vested RSUs in Shares, cash, or a combination of both, and will determine at the time of grant the timing of settlement of vested RSUs (consistent with the requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, if applicable), in each case, as set forth in the Award Agreement.
f.
Separation from Service. In the event a Participant’s service with the Company ceases during the vesting period, any unvested RSUs held by the Participant shall expire and be forfeited immediately, provided however that the Board shall have the absolute discretion to accelerate the vesting date.
g.
Dividend Equivalent Rights. The Board may, in its sole discretion, grant Dividend Equivalent Rights, payable in cash, Shares, other securities, other Awards or other property, on such terms and conditions as may be determined by the Board in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional Shares.
8.
PERFORMANCE SHARE UNITS
a.
PSU Grants. The Plan authorizes the Board to grant PSUs. Each PSU provides the recipient with the right to receive a Share as a discretionary incentive, subject to the Plan and with such additional provisions and restrictions as the Board may determine. Each PSU grant shall be evidenced by an Award Agreement stating the number of PSUs granted, the service-based vesting requirements, the performance-based vesting condition(s), and any other associated restrictions or conditions.
b.
Date of Grant. The date of grant of a PSU will be the date on which the Board makes the determination to grant such PSU or a specified future date. Unless determined otherwise by the Board, PSUs are granted after the financial results for each Fiscal Year have been approved by the Board. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the PSU.
c.
Vesting. Unless provided otherwise in the Award Agreement each PSU is subject to two or more vesting conditions. Concurrent with the granting of the PSU, the Board shall determine the:
i.
Service-based Requirement. The period the Participant must be in continuous service to the Company to be eligible to receive PSU Awards subject to achievement of performance-based criteria. Unless specified otherwise by the Board, one hundred percent (100%) of the

7

PSUs granted vest upon expiry of the Company’s second Fiscal Year following the Fiscal Year in which the PSUs were granted.
ii.
Performance-based Requirement(s). The performance condition(s) to be met for the Participant to vest in PSU Awards after satisfying the service-based vesting requirement. Actual performance realized relative to the goals or criteria established at the date of grant will be measured over a three-year Performance Period ending on the expiry date of the PSU.
iii.
Performance Modifier(s). A modifier for each applicable performance condition to determine the number of PSU Awards that are earned relative to the performance level(s) achieved. The formula for determining the Performance Modifier is set out by the Board for each grant. This Modifier will range from 0.0x to a maximum of 1.5x unless specified otherwise by the Board and is applied to the original number of PSUs granted to calculate the number of PSU Awards vested and earned.
d.
Term. Unless specified otherwise by the Board at the time of grant, PSUs have a notional term of three years, and expire at the end of the second Fiscal Year following the Fiscal Year in which they were granted.
e.
Form and Timing of Settlement. The Board, at its sole discretion, may settle vested PSUs in Shares, cash, or a combination of both, and will determine at the time of grant the timing of settlement of vested PSUs (consistent with the requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, if applicable), in each case, as set forth in the Award Agreement.
f.
Separation from Service. In the event a Participant’s service with the Company ceases prior to completion of the vesting period, unvested PSUs granted to the Participant shall expire and be forfeited immediately; provided. however, that the Board shall have the absolute discretion to accelerate the vesting date. Should the Board choose to accelerate vesting on PSUs granted, performance vesting conditions will be waived.
9.
[RESERVED]
10.
PERFORMANCE CASH UNITS
a.
PCU Grants. The Plan authorizes the Board to grant PCUs. Each PCU carries a notional monetary value designated by the Board at the date of grant and offers the Participant the opportunity to receive a specified monetary Award upon successfully attaining certain future service-based and performance-based conditions set out by the Board at the date of grant, plus any additional provisions and restrictions as the Board may determine.
b.
Award Agreement. Each PCU grant shall be evidenced by an Award Agreement stating the number of PCUs granted, the designated value of each PCU, the service-based vesting requirements, the performance-based vesting requirement(s) and any other associated restrictions or conditions, and the method of settlement.
c.
Date of Grant. The date of grant of a PCU will be the date on which the Board makes the determination to grant such PCU. Unless specified otherwise by the Board, PCUs are granted after the financial results for each fiscal year have been approved by the Board. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the PCU.
d.
Vesting. Unless otherwise provided in the Award Agreement, each PCU is subject to two or more vesting conditions. Upon granting of PCUs, the Board shall determine:

8

i.
Service-based Requirement. The period the Participant must be in continuous service to the Company to be eligible to receive PCU Awards subject to achievement of performance-based criteria. Unless specified otherwise by the Board, one hundred percent (100%) of the PCUs granted vest upon expiry of the Company’s second fiscal year following the fiscal year in which the PCUs were granted.
ii.
Performance-based Requirement(s). The performance condition(s) to be met for the Participant to vest in PCU Awards upon fulfilling the service-based vesting requirement. Actual performance realized relative to the goals or criteria established at the date of grant will be measured over a three-year Performance Period expiring at the end of the second fiscal year following the year in which the PCUs were granted.
iii.
Performance Modifier(s). A modifier for each applicable performance condition to determine the number of PCU Awards that are earned relative to the performance level(s) achieved. The formula for determining the Performance Modifier is set out by the Board for each grant. This Modifier, which will range from 0.0x to a maximum of 1.5x unless specified otherwise by the Board, is applied to the original number of PCUs granted to calculate the number of PCUs vested and earned.
e.
Term. Unless specified otherwise by the Board at the time of grant, PCUs have a notional term of three years, and expire at the end of the second Fiscal Year following the fiscal year in which they were granted.
f.
Form and Timing of Settlement. The Board, at its sole discretion, may settle vested PCUs in Shares, cash, or a combination of both, and will determine at the time of grant the timing of settlement of vested PCUs (consistent with the requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, if applicable), in each case, as set forth in the Award Agreement.
g.
Separation from Service. In the event a Participant’s service with the Company ceases prior to completion of the vesting period, PCUs granted to the Participant shall expire and be forfeited immediately; provided, however, that the Board shall have the absolute discretion to accelerate the vesting date. Should the Board choose to accelerate vesting on PCUs granted, performance vesting conditions will be waived.
11.
OTHER EQUITY AWARDS
a.
The Board may grant Other Equity-Based Awards under the Plan, denominated in Shares or based upon the value or otherwise related to the Shares, to Eligible Participants, alone or in tandem with other Awards, in such amounts and, dependent on such other conditions as the Board shall from time to time in its sole discretion determine. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
12.
GENERAL TERMS APPLICABLE TO ALL AWARDS
a.
Withholding Taxes. The Company and its Subsidiaries and Affiliates shall be entitled to withhold, or require the Participant to remit to the Company or one or more of its Subsidiaries or Affiliates, as applicable, an amount sufficient to satisfy Tax-Related Items attributable to any Awards. The Company may defer making payment or delivery of Shares under an Award if any such Tax-Related Items may be pending unless and until indemnified to its satisfaction, and the Company shall have no liability to any Participant for exercising the foregoing right. The Board may, in its sole discretion and subject to such rules as it may adopt, permit or require a Participant to pay all or a portion of the Tax-Related Items arising in connection with an Award by, without limitation: (i) having the Participant pay an amount in cash (by check or wire transfer), (ii) having the Company withhold Shares otherwise issuable pursuant to the Award that have an aggregate fair market value approximately equal to the amount to be withheld, (iii) the delivery of Shares (which are not subject

9

to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Board to avoid adverse accounting treatment under applicable accounting standards) having an aggregate fair market value approximately equal to the amount to be withheld, (iii) selling Shares issued pursuant to such Award and having the Company withhold from the proceeds of the sale of such Shares, (v) having the Company or a Subsidiary or Affiliate, as applicable, withhold from any cash compensation payable to the Participant, (vi) requiring the Participant to repay the Company or Subsidiary or Affiliate, as applicable, in cash or in Shares, for Tax-Related Items paid on the Participant’s behalf, or (vii) any other method of withholding determined by the Board that is permissible under applicable laws.
b.
No Transferability. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company of any Subsidiary or Affiliate.
c.
Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.
d.
Standards of Conduct. All Awards granted under this Plan, in accordance with applicable law and Board determination of behaviour by Participants to be fraudulent, unethical, or in any other way detrimental to the financial or reputational interests of the Company, will be subject to cancellation or forfeiture, and the recoupment of any gains realized with respect to exercised Awards subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.
e.
No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or service to, or to continue any other relationship with, the Company or limit in any way the right of the Company to terminate Participant’s employment or service or other relationship at any time.
f.
No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.
g.
Waiver. A waiver by the Company of breach of any provision of the Plan shall not operate or be construed as a waiver of any other provision of the Plan, or of any subsequent breach by any Participant.
h.
Restatement Effective Date; Approval of Plan by Stockholders. This amended and restated Plan will become effective on the Restatement Effective Date. This amended and restated Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date on which the Board first adopts this amended and restated Plan. Such stockholder approval will be obtained in the manner and to the degree required under applicable laws. If this amended and restated Plan is not approved by the Company’s stockholders, this amended and restated Plan will

10

not become effective, no Awards will be granted under this amended and restated Plan and the Original Plan will continue in full force and effect in accordance with its terms.
i.
Amendment of Award. The Board may amend, modify, or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted pursuant to Section 14 or pursuant to Section 15(d).
13.
AMENDMENT OR TERMINATION OF THE PLAN
a.
This Plan shall be in effect until terminated under this Section 13; provided, however, that an Incentive Stock Option may not be granted under the Plan after ten (10) years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan.
b.
The Board may amend, suspend, or terminate the Plan or any Award granted under the Plan without shareholder approval provided that:
i.
such amendment, suspension or termination is in accordance with applicable laws and the rules of any stock exchange on which the Shares are listed, and
ii.
no amendment to, suspension of, or termination of the Plan or to an Award granted thereunder will have the effect of impairing, derogating from or otherwise materially adversely affecting the terms of an Award which is outstanding at the time of such amendment without the written consent of the holder of such Award, except to the extent the Board determines, in its sole discretion, that any such action is necessary or desirable to facilitate compliance with applicable laws.
c.
The Board shall obtain shareholder approval if such approval is necessary to comply with applicable law and/or the rules of the stock exchange on which the Common Stock is listed, and of:
i.
any amendment to the aggregate number of Shares issuable under the Plan,
ii.
any amendment to the limitations on Shares that may be reserved for issuance, or issued, to insiders,
iii.
any amendment that would reduce the exercise price of an outstanding Option other than pursuant to a declaration of stock dividends of shares or consolidations, sub-divisions or reclassification of shares, or otherwise, and
iv.
any amendment that would extend the expiry date of any Option granted under the Plan.
d.
If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force on the date of termination will continue in effect as long as any Award pursuant thereto remains outstanding.
14.
CHANGES IN CAPITAL STRUCTURE
a.
No Effect on Authority of the Board or Stockholders. The existence of this Plan and any Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

11

b.
Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number, class and type of securities available under this Plan shall be adjusted and all outstanding Awards shall be adjusted by the Committee in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants.
c.
Change in Control. The effect, if any, of a Change in Control on any Awards outstanding at the time immediately prior to such Change in Control will be as specifically set forth in the corresponding Award agreement, or if no such treatment is specified, then such outstanding Awards shall be subject to any agreement of purchase, merger or reorganization that effects such Change in Control, which agreement shall provide for treatment of such Awards.
15.
COMPLIANCE WITH APPLICABLE LAWS
a.
Governing Law. Unless earlier terminated as provided herein, this Plan will become effective on the Restatement Effective Date and will remain in force until terminated through a resolution by the Board, provided that the termination the Plan will not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware.
b.
Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so.
c.
Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
d.
Section 409A of the Code.
i.
Notwithstanding any provision of the Plan or any Award Agreement to the contrary, it is intended that the provisions of the Plan comply with, or be exempt from, Section 409A of the Code, and all provisions of the Plan and Award Agreements shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the

12

satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan and Award Agreements (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.
ii.
Notwithstanding anything in the Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable on the date of or a date or period that is by reference to the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six (6) months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Unless the Award Agreement provides otherwise, following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
iii.
Unless otherwise provided by the Board in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code; or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.
16.
DEFINITIONS

In addition to the capitalized terms defined throughout the Plan, the following capitalized terms shall have the corresponding meanings set forth in this Section:

a.
“Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.
b.
“Award” means any Option, Restricted Share Unit, Performance Share Unit, Performance Cash Unit or Other Equity-Based Awards granted under the Plan.
c.
“Award Agreement” means the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of each Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form that the Committee has from time to time approved and will comply with and be subject to the terms and conditions of this Plan.
d.
“Blackout Period” means a period in which the trading of Shares or other securities of the Company is restricted under the Company’s Corporate Disclosure, Confidentiality and Securities Trading Policy, or under any similar policy of the Company then in effect.

13

e.
“CDI” means CHESS depositary interests (or any successor securities) over Common Stock, as defined by the operating rules of the settlement facility provided by ASX Settlement Pty Limited ACN 008 504 532.
f.
“Change in Control” means:
i.
the Incumbent Directors cease for any reason to constitute a majority of the Board;
ii.
the sale, lease, transfer, conveyance or other disposition, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company,
iii.
the sale, transfer, conveyance or other disposition, in one transaction or a series of related transactions, of the outstanding equity securities of the Company (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission),
iv.
the merger or consolidation of the Company with another Person,

in each case in clauses (iii) and (iv) above under circumstances in which the holders of the voting power of outstanding equity securities of the Company, immediately prior to such transaction, are no longer, in the aggregate, the Beneficial Owners, directly or indirectly through one or more intermediaries, of more than fifty percent (50%) of the voting power of the outstanding equity securities of the surviving or resulting corporation or acquirer, as the case may be, immediately following such transaction. A sale (or multiple related sales) of one or more Subsidiaries (whether by way of merger, consolidation, reorganization or sale of all or substantially all of the assets or securities) which constitutes all or substantially all of the consolidated assets of the Company shall be deemed a Change in Control.

g.
“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
h.
“Committee” means the Compensation Committee of the Board, or if no such committee shall be in existence at any relevant time, the term “Committee” for purposes of the Plan shall mean the Board.
i.
“Common Stock” means the common stock of the Company, par value USD 0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).
j.
“Dividend Equivalent Right” means a right to receive the equivalent value of dividends paid on the Shares with respect to Shares underlying an Award that is a full-value award prior to settlement of the Award.
k.
“Eligible Participant” means any person who has been designated by the Board to participate in the Plan and is eligible to receive an Award by virtue of their status as:
i.
An employee of the Company or any Affiliate,
ii.
An officer or Board member of the Company or any Affiliate, or
iii.
A consultant or advisor providing services to the Company or any Affiliate who may be offered securities registrable pursuant to a registration statement on Form S-8 under the United States Securities Act of 1933, as amended.
l.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

14

m.
“Fair Market Value” means, as of any date, the value of a Share determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Committee deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Committee deems reliable; or (c) without an established market for the Common Stock, the Committee will determine the Fair Market Value in its discretion.
n.
“Fiscal Year” means the twelve-month period commencing July 1st and ending June 30th of the following calendar year.
o.
“Greater than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.
p.
“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
q.
“Incumbent Directors” means, for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new members of the Board whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) of the members of the Board then still in office who either were members of the Board at the beginning of the 12-month period or whose election or nomination for election was previously so approved, or was made pursuant to an agreement to which the Company is a party as of the date hereof. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to members of the Board or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
r.
“Non-Employee Director” means a director who is not also an Employee of the Company or Affiliate.
s.
“Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.
t.
“Participant” means an Eligible Participant who has been selected to participate in the Plan and has been granted an Award pursuant to the Plan.
u.
“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more performance conditions will be measured for the purpose of determining a Participant’s right to, and the payment of, a PSU or PCU Award.
v.
“Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).
w.
“Qualifying Director” means a person who is with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
x.
“Restatement Effective Date” means the date on which the Company’s stockholders approve this amended and restated Plan.

15

y.
“Separation from Service” means the cessation of a Participant’s employment or service, as applicable, for any reason, including death of the Participant.
z.
“Subsidiary” means, with respect to any specified Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof).
aa.
“Tax-Related Items” means any U.S. federal, state, and/or local taxes and/or any non-U.S. taxes (including, without limitation, income tax, social insurance contributions (or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other tax or tax-related item related to participation in the Plan and legally applicable to a Participant), including any employer liability for which the Participant is liable pursuant to applicable laws or the applicable Award Agreement.

16

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext MMMMMMMMM 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/FEAM or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/FEAM • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• Proposals — The Board of Directors recommend a vote FOR Proposals 1, 2 and 4, and FOR the participation of each individual listed in Proposal 3. For Against Abstain For Against Abstain 1. To approve, for purposes of complying with the Nasdaq Listing 2. To approve the Amended and Restated 5E Advanced Rules and the ASX Listing Rules, and for all other purposes, (a) Materials, Inc. 2022 Equity Compensation Plan. the issuance of 312,490,076 shares of our Common Stock to the Noteholders upon exchange of all of our outstanding Notes, and (b)(i) the issuance and sale to the Noteholders of $5.0 million of Common Stock at the price per share described in the Proxy Statement and (ii) the issuance to the Noteholders of warrants to purchase up to $20.0 million of Common Stock at the exercise price described in the Proxy Statement. 3. To approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the 4. To approve the adjournment of the Special Meeting, if participation by each of (1) Graham van’t Hoff; (2) Barry Dick; (3) Bryn Jones; and (4) Curt necessary, to solicit additional proxies if there are not Hebert in the Company’s 2022 Equity Compensation Plan. sufficient votes in favor of Proposals 1, 2 or 3. For Against Abstain 01 - Graham van’t Hoff 02 - Barry Dick 03 - Bryn Jones 04 - Curt Hebert MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE C 1234567890 J N T 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 640231 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM 04378B

The Special Meeting of Stockholders of 5E Advanced Materials, Inc. will be held on [____], 2025 at [____] PT, virtually via the internet at meetnow.global/MLYYWP9. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.edocumentview.com/FEAM • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• Proxy — 5E Advanced Materials, Inc. Notice of Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting — [____], 2025 Joshua Malm and Paul Weibel, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of 5E Advanced Materials, Inc., to be held on [____], 2025 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the Shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1, 2, and 4, and FOR the participation of each individual listed in Proposal 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Change of Address — Please print new address below. Comments — Please print your comments below.

*L000001* 5EA MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 CDI Voting Instruction Form Need assistance? Phone: 1300 850 505 (within Australia) +61 3 9415 4000 (outside Australia) Online: www.investorcentre.com/contact YOUR VOTE IS IMPORTANT For your vote to be effective it must be received by <insert> (AEDT) on <insert> 2025. How to Vote on Items of Business Ten (10) CHESS Depositary Interests (CDIs) are equivalent to one (1) share of Company Common Stock, so that every 10 (ten) CDIs registered in your name at <insert> 2025 entitles you to one vote. You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares. SIGNING INSTRUCTIONS FOR POSTAL FORMS Individual: Where the holding is in one name, the securityholder must sign. Joint Holding: Where the holding is in more than one name, all of the securityholders should sign. Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable. Lodge your Form: Online: Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code. Your secure access information is Control Number: 999999 PIN: 99999 By Mail: Computershare Investor Services Pty Limited GPO Box 242 Melbourne VIC 3001 Australia By Fax: 1800 783 447 within Australia or +61 3 9473 2555 outside Australia PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential. You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare. Samples/000001/000001

MR SAM SAMPLE Change of address. If incorrect, FLAT 123 mark this box and make the 123 SAMPLE STREET correction in the space to the left. THE SAMPLE HILL Securityholders sponsored by a SAMPLE ESTATE broker (reference number SAMPLEVILLE VIC 3030 commences with X ) should advise your broker of any changes. I ND Please mark to indicate your directions CDI Voting Instruction Form ............. I 9999999999 CHESS Depositary Nominees Pty Ltd will vote as directed Voting Instructions to CHESS Depositary Nominees Pty Ltd I/We being a holder of CHESS Depositary Interests of 5E Advanced Materials, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Special Meeting of 5E Advanced Materials, Inc. to be held virtually via the internet at www.meetnow.global/MLYYWP9 on <insert> 2025 at <insert> Pacific time and at any adjournment or postponement of that meeting. By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting. PLEASE NOTE: If you mark the Abstain box for an item, you are directing CHESS Depositary Nominees Pty Items of Business Ltd or their appointed proxy not to vote on your behalf on a show of hands or a poll. Proposals - The Board of Directors recommend a vote FOR Proposals 1, 2 and 4, and FOR the participation of each individual listed in Proposal 3. For Against Abstain For Against Abstain 1.To approve, for purposes of complying with the Nasdaq Listing Rules and the ASX Listing Rules, and for all other purposes, (a) the issuance of 312,490,076 shares of our Common Stock to the Noteholders upon exchange of all of our outstanding Notes, and (b)(i) the issuance and sale to the Noteholders of $5.0 million of 2. To approve the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan. Common Stock at the price per share described in the Proxy Statement and (ii) the issuance to the Noteholders of warrants to purchase up to $20.0 million of Common Stock at the exercise price described in the Proxy Statement. 3. To approve, for the purposes of ASX Listing Rule 10.14 and for all other 4. To approve the adjournment of the Special Meeting, if purposes, of the participation by each of (1) Graham van t Hoff; (2) Barry Dick; necessary, to solicit additional proxies if there are not (3) Bryn Jones; and (4) Curt Hebert in the Company s 2022 Equity Compensation sufficient votes in favor of Proposals 1, 2 or 3. Plan. For Against Abstain 01 Graham van t Hoff 02 Barry Dick 03 Bryn Jones 04 Curt Hebert Signature of Securityholder(s) This section must be completed. Individual or Securityholder 1 Securityholder 2 Securityholder 3 Sole Director & Sole Company Secretary Director Update your communication details (Optional) Mobile Number Email Address / / Director/Company Secretary DateBy providing your email address, you consent to receive future Notice of Meeting & Proxy communications electronically 5EA 315451A